 Filed under Rule 497, Registration Statement No. 333-183530
Pricing Supplement dated Friday, March 8, 2013
Relating to Preliminary Prospectus Supplement dated March 8, 2013 to Prospectus dated October 29, 2012

Pricing Supplement dated
March 8, 2013

Prospect Capital Corporation
$250,000,000
5.875% Senior Notes due 2023

        The following sets forth the final terms of the 5.875% Senior Notes due 2023 described in the attached prospectus supplement dated March 8, 2013

Issuer	Prospect Capital Corporation
Security	5.875% Senior Notes due 2023
Principal Amount Offered	$250,000,000
Tenor	10yrs
Maturity	March 15, 2023, unless earlier repurchased
Price at Issuance	99.070%
Settlement Date	March 15, 2013
Coupon	5.875%
Denomination	$1,000 and integral multiples thereof
CUSIP	74348TAJ1
ISIN	US74348TAJ16
Sole Book-Running Manager	Barclays

        This pricing supplement relates only to the securities described in the accompanying prospectus supplement and prospectus and should be read together with the accompanying prospectus supplement and prospectus, including among other things the section entitled "Risk Factors" beginning on page S-10 of such prospectus supplement and page 11 of such prospectus. This pricing supplement and the accompanying prospectus supplement and prospectus contain important information you should know before investing in our securities. Please read it before you invest and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission, or the "SEC." This information is available free of charge by contacting us at 10 East 40th Street, 44th Floor, New York, NY 10016 or by telephone at (212) 448-0702. The SEC maintains a website at www.sec.gov where such information is available without charge upon written or oral request. Our internet website address is www.prospectstreet.com. Information contained on our website is not incorporated by reference into this prospectus supplement or the accompanying prospectus and you should not consider information contained on our website to be part of this prospectus supplement or the accompanying prospectus.

        Neither the SEC nor any state securities commission has approved or disapproved of these securities or passed on the adequacy or accuracy of this pricing supplement. Any representation to the contrary is a criminal offense. Obligations of Prospect Capital Corporation and any subsidiary of Prospect Capital Corporation are not guaranteed by the full faith and credit of the United States of America. Neither Prospect Capital Corporation nor any subsidiary of Prospect Capital Corporation is a government-sponsored enterprise or an instrumentality of the United States of America.

Supplement to Material U.S. Federal Income Tax Considerations—Original Issue Discount

        The following summary of certain U.S. federal income tax considerations supplements the discussion set forth under the heading "Certain U.S. Federal Income Tax Considerations" in the accompanying Preliminary Prospectus Supplement and is subject to the qualifications and assumptions set forth therein.

        The Notes will not be treated as having original issue discount ("OID") for U.S. federal income tax purposes. Accordingly, the discussion of OID set forth under the heading "Certain U.S. Federal Income Tax Considerations" in the accompanying Preliminary Prospectus Supplement will not apply to holders of the Notes.

The information in this preliminary prospectus supplement is not complete and may be changed. A registration statement relating to these securities has been filed with and declared effective by the Securities and Exchange Commission. This preliminary prospectus supplement and the accompanying prospectus are not offers to sell these securities and are not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion, dated March 8, 2013

Filed pursuant to Rule 497
File No. 333-183530

PROSPECTUS SUPPLEMENT
(To Prospectus dated October 29, 2012)

$

Prospect Capital Corporation

      % Senior Notes due 2023

         This is an offering by Prospect Capital Corporation of $                in aggregate principal amount of its      % Senior Notes due 2023, which we refer to in this prospectus supplement as the Notes. The Notes will mature on March 15, 2023. We will pay interest on the Notes on September 15 and March 15 of each year, beginning September 15, 2013. The Notes will be issued in minimum denominations of $1,000 and integral multiples of $1,000 in excess thereof. We may offer other debt securities from time to time other than the notes under our Registration Statement or in private placements.

         The Notes will be our direct senior unsecured obligations and rank pari passu with all outstanding and future unsecured unsubordinated indebtedness issued by Prospect Capital Corporation.

         Prospect Capital Corporation is a financial services company that lends to and invests in middle market, privately-held companies. We are organized as an externally-managed, non-diversified closed-end management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940. Prospect Capital Management LLC manages our investments and Prospect Administration LLC provides the administrative services necessary for us to operate.

         Investing in the Notes involves risks. See "Risk Factors" beginning on page S-10 of this prospectus supplement and page 11 of the accompanying prospectus.

Per Note	Total

Public offering price(1)%	$

Underwriting discounts and commissions (sales loads)%	$

Proceeds to Prospect Capital Corporation (before expenses)(2)%	$

(1)
The public offering price set forth above does not include accrued interest, if any.

(2)
Expenses payable by us related to this offering are estimated to be $400,000.

         THE NOTES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF A BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

         Delivery of the Notes in book-entry form only through The Depository Trust Company will be made on or about                        , 2013.

         This prospectus supplement and the accompanying prospectus contain important information you should know before investing in our securities. Please read this prospectus supplement and the accompanying prospectus before you invest and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission, or the "SEC". This information is available free of charge by contacting us at 10 East 40th Street, 44th Floor, New York, NY 10016 or by telephone at (212) 448-0702. The SEC maintains a website at www.sec.gov where such information is available without charge upon written or oral request. Our internet website address is www.prospectstreet.com. Information contained on our website is not incorporated by reference into this prospectus supplement or the accompanying prospectus and you should not consider information contained on our website to be part of this prospectus supplement or the accompanying prospectus.

         Neither the SEC nor any state securities commission has approved or disapproved of these securities or passed on the adequacy or accuracy of this prospectus supplement or the accompanying prospectus. Any representation to the contrary is a criminal offense.

Barclays

Prospectus Supplement dated March     , 2013

FORWARD-LOOKING STATEMENTS

        This prospectus supplement and the accompanying prospectus may contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, or the "Exchange Act," which involve substantial risks and uncertainties. Forward-looking statements predict or describe our future operations, business plans, business and investment strategies and portfolio management and the performance of our investments and our investment management business. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about our industry, our beliefs, and our assumptions. Words such as "intends," "intend," "intended," "goal," "estimate," "estimates," "expects," "expect," "expected," "project," "projected," "projections," "plans," "seeks," "anticipates," "anticipated," "should," "could," "may," "will," "designed to," "foreseeable future," "believe," "believes" and "scheduled" and variations of these words and similar expressions are intended to identify forward-looking statements. Our actual results or outcomes may differ materially from those anticipated. Readers are cautioned not to place undue reliance on these forward looking statements, which speak only as of the date the statement was made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

  •
  our future operating results,

  •
  our business prospects and the prospects of our portfolio companies,

  •
  the impact of investments that we expect to make,

  •
  our contractual arrangements and relationships with third parties,

  •
  the dependence of our future success on the general economy and its impact on the industries in which we invest,

  •
  the ability of our portfolio companies to achieve their objectives,

  •
  difficulty in obtaining financing or raising capital, especially in the current credit and equity environment,

  •
  the level and volatility of prevailing interest rates and credit spreads, magnified by the current turmoil in the credit markets,

  •
  adverse developments in the availability of desirable loan and investment opportunities whether they are due to competition, regulation or otherwise,

  •
  a compression of the yield on our investments and the cost of our liabilities, as well as the level of leverage available to us,

  •
  our regulatory structure and tax treatment, including our ability to operate as a business development company and a regulated investment company,

  •
  the adequacy of our cash resources and working capital,

  •
  the timing of cash flows, if any, from the operations of our portfolio companies,

  •
  the ability of our investment adviser to locate suitable investments for us and to monitor and administer our investments,

  •
  authoritative generally accepted accounting principles or policy changes from such standard-setting bodies as the Financial Accounting Standards Board, the SEC, Internal Revenue Service,

i

    the NASDAQ Global Market, the New York Stock Exchange, and other authorities that we are subject to, as well as their counterparts in any foreign jurisdictions where we might do business, and

  •
  the risks, uncertainties and other factors we identify in "Risk Factors" and elsewhere in this prospectus supplement and the accompanying prospectus and in our filings with the SEC.

        Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. Important assumptions include our ability to originate new loans and investments, ability to obtain certain margins and levels of profitability and the availability of additional capital. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus supplement and the accompanying prospectus, respectively, should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in "Risk Factors" and elsewhere in this prospectus supplement and the accompanying prospectus, respectively. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus supplement or the accompanying prospectus, as applicable. These forward-looking statements do not meet the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act of 1933, as amended, or the "Securities Act."

        You should rely only on the information contained in this prospectus supplement and the accompanying prospectus. We have not, and the underwriter has not, authorized any other person to provide you with information that is different from that contained in this prospectus supplement or the accompanying prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriter is not, making an offer of these securities in any jurisdiction where the offer is not permitted. You should assume that the information appearing in this prospectus supplement and the accompanying prospectus is accurate only as of their respective dates and we assume no obligation to update any such information. Our business, financial condition and results of operations may have changed since those dates. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we make directly to you or through reports that we have filed with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

        This prospectus supplement supersedes the accompanying prospectus to the extent it contains information that is different from or in addition to the information in the prospectus.

Custodian, Transfer and Dividend Paying Agent and Registrar	163
Brokerage Allocation and Other Practices	164
Plan of Distribution	164
Legal Matters	166
Independent Registered Accounting Firm	166
Available Information	166
Index to Financial Statements	F-1

 PROSPECTUS SUMMARY

        This summary highlights some of the information contained elsewhere in this prospectus supplement and the accompanying prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read carefully the more detailed information set forth under "Risk Factors" in this prospectus supplement and in the accompanying prospectus and the other information included in this prospectus supplement and the accompanying prospectus.

        The terms "we", "us", "our" and "Company" refer to Prospect Capital Corporation; "Prospect Capital Management" and "Investment Adviser" refer to Prospect Capital Management LLC, our investment adviser; and "Prospect Administration" and the "Administrator" refer to Prospect Administration LLC, our administrator.

 The Company

        Prospect Capital Corporation is a financial services company that primarily lends to and invests in middle market privately-held companies. In this prospectus supplement and the accompanying prospectus, we use the term "middle-market" to refer to companies with annual revenues between $50 million and $2 billion. We are a closed-end investment company that has filed an election to be treated as a business development company under the Investment Company Act of 1940, or the 1940 Act. We invest primarily in senior and subordinated debt and equity of companies in need of capital for acquisitions, divestitures, growth, development and recapitalization. We work with the management teams or financial sponsors to seek investments with historical cash flows, asset collateral or contracted pro-forma cash flows.

        We invest primarily in first and second lien senior loans and mezzanine debt, which in some cases includes an equity component. First and second lien senior loans generally are senior debt instruments that rank ahead of subordinated debt of a given portfolio company. These loans also have the benefit of security interests on the assets of the portfolio company, which may rank ahead of or be junior to other security interests. Mezzanine debt and CLO (as defined below) investments are subordinated to senior loans and are generally unsecured. Our investments have generally ranged between $5 million and $75 million each, although the investment size may be more or less than this range. Our investment sizes are expected to grow as our capital base expands.

        We also acquire controlling interests in companies in conjunction with making secured debt investments in such companies. In most cases, companies in which we invest are privately held at the time we invest in them. We refer to these companies as "target" or "middle market" companies and these investments as "middle market investments."

        We seek to maximize total returns to our investors, including both current yield and equity upside, by applying rigorous credit analysis and asset-based and cash-flow based lending techniques to make and monitor our investments. Many of our investments to date have been in energy-related industries, which consist of companies in the discovery, production, transportation, storage and use of energy resources as well as companies that sell products and services to, or acquire products and services from, these companies.

        We are currently pursuing multiple investment opportunities, including purchases of portfolios from private and public companies, as well as originations and secondary purchases of particular securities, control investments and CLO investments. There can be no assurance that we will successfully consummate any investment opportunity we are currently pursuing. Motivated sellers, including commercial finance companies, hedge funds, other business development companies, total return swap counterparties, banks, collateralized loan obligation funds, and other entities, are suffering from excess leverage, and we believe we are well positioned to capitalize as potential buyers of such assets at attractive prices. If any of these opportunities are consummated, there can be no assurance that investors will share our view of valuation or that any assets acquired will not be subject to future write downs, each of which could have an adverse effect on our stock price.

        As of December 31, 2012, we held investments in 106 portfolio companies. The aggregate fair value as of December 31, 2012 of investments in these portfolio companies held on that date is approximately $3.0 billion. Our portfolio across all our interest bearing investments had an annualized current yield of 14.7% as of December 31, 2012.

Recent Developments

Dividends

        On February 7, 2013, we announced the declaration of monthly dividends in the following amounts and with the following dates:

  •
  $0.110050 per share for February 2013 to holders of record on February 28, 2013 with a payment date of March 21, 2013;

  •
  $0.110075 per share for March 2013 to holders of record on March 29, 2013 with a payment date of April 18, 2013; and

  •
  $0.110100 per share for April 2013 to holders of record on April 30, 2013 with a payment date of May 23, 2013.

Recent Investment Activity

        On January 11, 2013, we provided $27.1 million of debt financing to CHC Companies, Inc., a national provider of correctional medical and behavioral healthcare solutions.

        On January 17, 2013, we made a $30.3 million follow-on investment in APH Property Holdings, LLC, to acquire 5100 Live Oaks Blvd, LLC, a multi-family residential property located in Tampa, Florida. We invested $2.7 million of equity and $27.6 million of debt in APH Property Holdings, LLC.

        On January 24, 2013, we made an investment of $24.3 million to purchase 56.14% of the subordinated notes in Cent 17 CLO Limited.

        On January 24, 2013, we made an investment of $25.7 million to purchase 50.12% of the subordinated notes in Octagon Investment Partners XV, Ltd.

        On January 29, 2013 we provided $8.0 million of secured second lien financing to TGG Medical Transitory, Inc., a developer of technologies for extracorporeal photopheresis treatments.

        On January 31, 2013, we funded an acquisition of the subsidiaries of Nationwide Acceptance Corporation, which operate a specialty finance business based in Chicago, Illinois, a $25.2 million of combined debt and equity financing.

        On February 4, 2013, we received a distribution of $3.3 million related to our investment in NRG Manufacturing, Inc., for which we realized a gain of the same amount. This is a partial release of the total amounts held in escrow with a fair value of $8.1 million as of December 31, 2012.

        On February 5, 2013, we made a secured debt investment of $2.0 million in Healogics, Inc., a provider of outpatient wound care management services located in Jacksonville, Florida. On the same day we fully exited the deal and realized a gain of $60,000 on this investment.

        On February 13, 2013, we made an investment of $35.0 million to purchase 50.34% of the subordinated notes in Galaxy XV CLO, Ltd.

        On February 14, 2013, we made a $2.0 million secured first-lien debt investment in JGWPT Holdings, LLC, the parent holding company of JG Wentworth, the largest purchaser of structured settlement and annuity payments in the United States.

        On February 14, 2013, we provided $15.0 million of senior secured financing to Speedy Group Holdings Corp., a leading provider of short-term loans and financial services in the United States, the United Kingdom and Canada.

        On February 15, 2013, we made a $6.0 million secured second-lien debt investment in SESAC HoldCo II LLC, a performing rights organization based in Nashville, TN.

        On February 21, 2013, we provided $47.0 million of senior secured first-lien financing to support the acquisition of a leading owner and operator of dialysis stations.

        On February 25, 2013, we made a $10.0 million secured second lien loan and a $2.0 million secured first-lien debt investment in TNS, Inc., an international data communications company that provides networking, data communications and other value added services. On the same day we sold the $2.0 million secured first lien debt instrument and realized a gain of $0.020 million on this investment.

        On March 1, 2013, we made a $70.0 million secured term loan investment in a subsidiary of Cinedigm Digital Cinema Corp., the leading provider of digital cinema services, software and content marketing and distribution.

        On March 6, 2013, we purchased an additional $5 million of secured second-lien financing in a leading global infrastructure software company.

        On March 7, 2013, we made a secured second-lien follow-on investment of $60 million to support the recapitalization of a national distributor of hunting, outdoor, marine and tackle products.

Equity Issuance

        During the period from January 7, 2013 to February 5, 2013, we sold 10,248,051 shares of our common stock at an average price of $11.25 per share, and raised $115.3 million of gross proceeds, under the ATM Program. Net proceeds were $114.0 million net of commissions to the broker-dealer on shares sold and offering costs.

        During the period from February 11, 2013 to March 7, 2013 (with settlement dates from February 14, 2013 to March 12, 2013), we sold 7,402,325 shares of our common stock at an average price of $11.23 per share, and raised $83.1 million of gross proceeds, under the ATM Program. Net proceeds were $82.1 million net of commissions to the broker-dealer on shares sold and offering costs.

Debt Issuance

        During the period from January 4, 2013 to March 7, 2013, we issued $26.3 million in aggregate principal amount of our Prospect Capital InterNotes® for net proceeds of $25.5 million.

        On March 4, 2013, we entered into a Second Amended and Restated Selling Agent Agreement which continued our issuance of Prospect Capital Internotes® on substantially the same terms and provides for our issuance of floating rate notes in addition to fixed rate notes.

SPECIFIC TERMS OF THE NOTES AND THE OFFERING

        This prospectus supplement sets forth certain terms of the Notes that Prospect Capital Corporation is offering pursuant to this prospectus supplement and supplements the accompanying prospectus that is attached to the back of this prospectus supplement. This section outlines the specific legal and financial terms of the Notes. You should read this section together with the more general description of the Notes under the heading "Description of the Notes" in this prospectus supplement and in the accompanying prospectus under the heading "Description of Our Debt Securities" before investing in the Notes. Capitalized terms used in this prospectus supplement and not otherwise defined shall have the meanings ascribed to them in the accompanying prospectus or in the indenture governing, or the supplemental indenture establishing, the terms of the Notes (collectively, the indenture and the supplemental indenture is referred to as the "Indenture").

Issuer	Prospect Capital Corporation
Title of securities	% Senior Notes due 2023
Initial aggregate principal amount being offered	$
Initial public offering price	% of the aggregate principal amount of Notes.
Principal payable at maturity

100% of the aggregate principal amount; the principal amount of each Note will be payable on its stated maturity date at the office of the Paying Agent, Registrar and Transfer Agent for the Notes or at such other office in The City of New York as we may designate.

Type of Note	Fixed rate note
Interest rate	% per year
Original issue date	, 2013
Stated maturity date	March 15, 2023
Date interest starts accruing	, 2013
Interest payment dates

Every September 15 and March 15, commencing September 15, 2013. If an interest payment date falls on a non-business day, the applicable interest payment will be made on the next business day and no additional interest will accrue as a result of such delayed payment.

Interest periods

The initial interest period will be the period from and including          , 2013, to, but excluding, the initial interest payment date, and the subsequent interest periods will be the periods from and including an interest payment date to, but excluding, the next interest payment date or the stated maturity date, as the case may be.

Specified currency	U.S. Dollars
Place of payment	New York City

Ranking of Notes

The Notes will be our general, unsecured obligations and will rank equal in right of payment with all of our existing and future senior, unsecured indebtedness (including, but not limited to, our $150 million in aggregate principal amount of 6.25% Convertible Senior Notes due 2015 (the "2015 Notes"), our $167.5 million in aggregate principal amount of 5.5% Convertible Senior Notes due 2016 (the "2016 Notes"), our $130 million in aggregate principal amount of 5.375% Senior Convertible Notes due 2017 (the "2017 Notes"), our $200 million aggregate principal amount of 5.75% Convertible Senior Notes due 2018 (the "2018 Notes"), our $200 million aggregate principal amount of 5.875% Convertible Senior Notes due 2019 (the "2019 Notes"), our $100 million aggregate principal amount of 6.95% Senior Notes due 2022 (the "2022 Notes") and the Prospect Capital InterNotes®) and senior in right of payment to any of our subordinated indebtedness. As a result, the Notes will be effectively subordinated to our existing and future secured indebtedness to the extent of the value of the assets securing such indebtedness and structurally subordinated to any existing and future liabilities and other indebtedness of our subsidiary.

As of March 7, 2013, we and our subsidiary had approximately $1,139 million of senior indebtedness outstanding, all of which was unsecured indebtedness.
Denominations	We will issue the Notes in denominations of $1,000 and integral multiples of $1,000 in excess thereof.
Business day	Each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in New York City are authorized or required by law or executive order to close.
Sinking fund	The Notes will not be subject to any sinking fund.
Repayment at option of Holders

Holders will not have the option to have the Notes repaid prior to the stated maturity date unless we undergo a fundamental change (as defined in this prospectus supplement). See "—Fundamental Change Repurchase Right of Holders."

Defeasance	The Notes are subject to defeasance by us.
Covenant defeasance	The Notes are subject to covenant defeasance by us.
Form of Notes

The Notes will be represented by global securities that will be deposited and registered in the name of The Depository Trust Company ("DTC") or its nominee. This means that, except in limited circumstances, you will not receive certificates for the Notes. Beneficial interests in the Notes will be represented through book-entry accounts of financial institutions acting on behalf of beneficial owners as direct and indirect participants in DTC. Investors may elect to hold interests in the Notes through either DTC, if they are a participant, or indirectly through organizations which are participants in DTC.

Trustee, Paying Agent, Registrar and Transfer Agent	U.S. Bank National Association
Fundamental Change Repurchase Right of Holders

If we undergo a fundamental change (as defined in this prospectus supplement) prior to maturity, you will have the right, at your option, to require us to repurchase for cash some or all of your Notes at a repurchase price equal to 100% of the principal amount of the Notes being repurchased, plus accrued and unpaid interest to, but not including, the repurchase date. See "Description of the Notes—Purchase of Notes by Us for Cash at the Option of Holders upon a Fundamental Change."

Events of Default

If an event of default on the Notes occurs, the principal amount of the Notes, plus accrued and unpaid interest (including additional interest, if any) may be declared immediately due and payable, subject to certain conditions set forth in the Indenture. These amounts automatically become due and payable in the case of certain types of bankruptcy or insolvency events of default involving the Company or a significant subsidiary of the Company as defined in the Indenture.

Other covenants	In addition to the covenants described in the prospectus attached to this prospectus supplement, the following covenants shall apply to the Notes:
• We agree that for the period of time during which the Notes are outstanding, we will not violate Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions.

•

If, at any time, we are not subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act to file any periodic reports with the SEC, we agree to furnish to holders of the Notes and the Trustee, for the period of time during which the Notes are outstanding, our audited annual consolidated financial statements, within 90 days of our fiscal year end, and unaudited interim consolidated financial statements, within 45 days of our fiscal quarter end. All such financial statements will be prepared, in all material respects, in accordance with applicable United States generally accepted accounting principles.

No Established Trading Market

The Notes are a new issue of securities with no established trading market. The Notes will not be listed on any securities exchange or on any automated dealer quotation system. Although the underwriter has informed us that it intends to make a market in the Notes, it is not obligated to do so, and may discontinue any such market making at any time without notice. Accordingly, we cannot assure you that a liquid market for the Notes will develop or be maintained.

Global Clearance and Settlement Procedures

Interests in the Notes will trade in DTC's Same Day Funds Settlement System, and any permitted secondary market trading activity in such Notes will, therefore, be required by DTC to be settled in immediately available funds. None of the Company, the Trustee or the paying agent will have any responsibility for the performance by DTC or its participants or indirect participants of their respective obligations under the rules and procedures governing their operations.

Governing Law	The Notes and the Indenture shall be governed by, and construed in accordance with, the laws of the State of New York.

 SELECTED CONDENSED FINANCIAL DATA

        You should read the condensed consolidated financial information below with the Consolidated Financial Statements and notes thereto included in this prospectus supplement and the accompanying prospectus. Financial information below for the years ended June 30, 2012, 2011, 2010, 2009 and 2008 has been derived from the financial statements that were audited by our independent registered public accounting firm. The selected consolidated financial data at and for the three and six months ended December 31, 2012 and 2011 has been derived from unaudited financial data. Interim results for the three and six months ended December 31, 2012 are not necessarily indicative of the results that may be expected for the year ending June 30, 2013. Certain reclassifications have been made to the prior period financial information to conform to the current period presentation. See "Management's Discussion and Analysis of Financial Condition and Results of Operations" starting on page S-15 for more information.

	For the Three Months Ended December 31,		For the Six Months Ended December 31,		For the Year/Period Ended June 30,
	2012	2011	2012	2011	2012	2011	2010	2009	2008
	(in thousands except data relating to shares, per share and number of portfolio companies)
Performance Data:
Interest income	$116,866	$46,136	$195,176	$88,523	$219,536	$134,454	$86,518	$62,926	$59,033
Dividend income	31,955	19,029	68,163	26,079	64,881	15,092	15,366	22,793	12,033
Other income	17,214	2,098	26,332	8,003	36,493	19,930	12,675	14,762	8,336

Total investment income	166,035	67,263	289,671	122,605	320,910	169,476	114,559	100,481	79,402

Interest and credit facility expenses	(16,414)	(9,759)	(29,925)	(18,719)	(38,534)	(17,598)	(8,382)	(6,161)	(6,318)
Investment advisory expense	(41,110)	(17,952)	(72,845)	(33,132)	(82,507)	(46,051)	(30,727)	(26,705)	(20,199)
Other expenses	(9,295)	(3,044)	(13,658)	(6,369)	(13,185)	(11,606)	(8,260)	(8,452)	(7,772)

Total expenses	(66,819)	(30,755)	(116,428)	(58,220)	(134,226)	(75,255)	(47,369)	(41,318)	(34,289)

Net investment income	99,216	36,508	173,243	64,385	186,684	94,221	67,190	59,163	45,113

Realized and unrealized gains (losses)	(52,727)	27,984	(79,505)	40,007	4,220	24,017	(47,565)	(24,059)	(17,522)

Net increase in net assets from operations	$46,489	$64,492	$93,738	$104,392	$190,904	$118,238	$19,625	$35,104	$27,591

Per Share Data:
Net increase in net assets from operations(1)	$0.24	$0.59	$0.52	$0.96	$1.67	$1.38	$0.33	$1.11	$1.17
Distributions declared per share	$0.31	$0.31	$0.61	$0.61	$(1.22)	$(1.21)	$(1.33)	$(1.62)	$(1.59)
Average weighted shares outstanding for the period	195,585,502	109,533,742	179,039,198	109,246,616	114,394,554	85,978,757	59,429,222	31,559,905	23,626,642
Assets and Liabilities Data:
Investments	$3,038,808	$1,716,603	$3,038,808	$1,716,603	$2,094,221	$1,463,010	$748,483	$547,168	$497,530
Other assets	490,913	85,619	490,913	85,619	161,033	86,307	84,212	119,857	44,248

Total assets	3,529,721	1,802,222	3,529,721	1,802,222	2,255,254	1,549,317	832,695	667,025	541,778

Amount drawn on credit facility	—	252,000	—	252,000	96,000	84,200	100,300	124,800	91,167
Senior Convertible Notes	847,500	322,500	847,500	322,500	447,500	322,500	—	—	—
2022 Notes	100,000	—	100,000	—	100,000	—	—	—	—
InterNotes®	164,993	—	164,993	—	20,638	—	—	—	—
Amount owed to related parties	2,392	18,087	2,392	18,087	8,571	7,918	9,300	6,713	6,641
Other liabilities	88,201	37,151	88,201	37,151	70,571	20,342	11,671	2,916	14,347

Total liabilities	1,203,086	629,738	1,203,086	629,738	743,280	434,960	121,271	134,429	112,155

Net assets	$2,326,635	$1,172,484	$2,326,635	$1,172,484	$1,511,974	$1,114,357	$711,424	$532,596	$429,623

	For the Three Months Ended December 31,		For the Six Months Ended December 31,		For the Year/Period Ended June 30,
	2012	2011	2012	2011	2012	2011	2010		2009	2008
	(in thousands except data relating to shares, per share and number of portfolio companies)
Investment Activity Data:
No. of portfolio companies at period end	106	75	106	75	82	72	58		30	29	(2)
Acquisitions	$772,125	$154,697	$1,520,062	$377,272	$1,120,659	$953,337	$364,788	(3)	$98,305	$311,947
Sales, repayments, and other disposals	$349,269	$120,206	$507,392	$166,261	$500,952	$285,562	$136,221		$27,007	$127,212
Weighted-Average Yield at end of period(4)	14.7%	12.2%	14.7%	12.2%	13.9%	12.8%	16.2%		14.6%	15.5%

(1)
Per share data is based on average weighted shares for the period.

(2)
Includes a net profits interest in Charlevoix Energy Trading LLC ("Charlevoix"), remaining after loan was paid.

(3)
Includes $207,126 of acquired portfolio investments acquired from Patriot Capital Funding, LLC.

(4)
Excludes equity investments and non-performing loans.

RISK FACTORS

        Your investment in the Notes will involve certain risks. This prospectus supplement and the accompanying prospectus do not describe all of those risks.

        You should, in consultation with your own financial and legal advisors, carefully consider the following discussion of risks before deciding whether an investment in the Notes is suitable for you. The Notes will not be an appropriate investment for you if you are not knowledgeable about significant features of the Notes or financial matters in general. You should not purchase the Notes unless you understand, and know that you can bear, these investment risks.

Our amount of debt outstanding will increase as a result of this offering. Our current indebtedness could adversely affect our business, financial condition and results of operations and our ability to meet our payment obligations under the Notes and our other debt.

        As of March 7, 2013, we and our subsidiary had no secured indebtedness outstanding and approximately $1,139 million of senior indebtedness outstanding.

        The use of debt could have significant consequences on our future operations, including:

  •
  making it more difficult for us to meet our payment and other obligations under the Notes and our other outstanding debt;

  •
  resulting in an event of default if we fail to comply with the financial and other restrictive covenants contained in our debt agreements, which event of default could result in substantially all of our debt becoming immediately due and payable;

  •
  reducing the availability of our cash flow to fund investments, acquisitions and other general corporate purposes, and limiting our ability to obtain additional financing for these purposes;

  •
  subjecting us to the risk of increased sensitivity to interest rate increases on our indebtedness with variable interest rates, including borrowings under our credit facility; and

  •
  limiting our flexibility in planning for, or reacting to, and increasing our vulnerability to, changes in our business, the industry in which we operate and the general economy.

        Any of the above-listed factors could have an adverse effect on our business, financial condition and results of operations and our ability to meet our payment obligations under the Notes and our other debt.

        Our ability to meet our payment and other obligations under our debt instruments depends on our ability to generate significant cash flow in the future. This, to some extent, is subject to general economic, financial, competitive, legislative and regulatory factors as well as other factors that are beyond our control. We cannot assure you that our business will generate cash flow from operations, or that future borrowings will be available to us under our credit facility or otherwise, in an amount sufficient to enable us to meet our payment obligations under the Notes and our other debt and to fund other liquidity needs. If we are not able to generate sufficient cash flow to service our debt obligations, we may need to refinance or restructure our debt, including the Notes, sell assets, reduce or delay capital investments, or seek to raise additional capital. If we are unable to implement one or more of these alternatives, we may not be able to meet our payment obligations under the Notes and our other debt.

A downgrade, suspension or withdrawal of the rating assigned by a rating agency to us or the Notes, if any, could cause the liquidity or market value of the Notes to decline significantly.

        Our credit ratings are an assessment by rating agencies of our ability to pay our debts when due. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of the Notes. These credit ratings may not reflect the potential impact of risks relating to the structure or marketing of the Notes. Credit ratings are not a recommendation to buy, sell or hold any security, and may be revised or withdrawn at any time by the issuing organization in its sole discretion. Neither we nor the underwriter undertakes any obligation to maintain the ratings or to advise holders of Notes of any changes in ratings.

        The Notes will be rated by Standard & Poor's Ratings Services, or "S&P." There can be no assurance that their rating will remain for any given period of time or that such rating will not be lowered or withdrawn entirely by S&P if in S&P's judgment future circumstances relating to the basis of the rating, such as adverse changes in our company, so warrant.

The Notes will be effectively subordinated to any existing and future secured indebtedness and structurally subordinated to existing and future liabilities and other indebtedness of our subsidiary, and are due after our other outstanding notes.

        The Notes will be our general, unsecured obligations and will rank equally in right of payment with all of our existing and future unsubordinated, unsecured senior indebtedness, including without limitation, the 2015 Notes, the 2016 Notes, the 2017 Notes, the 2018 Notes, the 2019 Notes, the 2022 Notes and any Prospect Capital InterNotes®. As a result, the Notes will be effectively subordinated to our existing and future secured indebtedness to the extent of the value of the assets securing such indebtedness and structurally subordinated to any existing and future liabilities and other indebtedness of our subsidiary. These liabilities may include indebtedness, trade payables, guarantees, lease obligations and letter of credit obligations. The Notes do not restrict us or our subsidiary from incurring indebtedness, including senior secured indebtedness in the future, nor do they limit the amount of indebtedness we can issue that is equal in right of payment to the Notes. As of March 7, 2013, we had no borrowings under our credit facility. Our credit facility is secured by certain of our assets and the indebtedness thereunder is therefore effectively senior to the Notes to the extent of the value of such assets.

        Each of the 2015 Notes, the 2016 Notes, the 2017 Notes, the 2018 Notes, the 2019 Notes, the 2022 Notes and $126.7 million aggregate principal amount of Prospect Capital InterNotes® are due prior to the Notes. We do not currently know whether we will be able to replace any such notes upon their respective maturities, or if we do, whether we will be able to do so on terms that are as favorable as such notes. In the event that we are not able to replace the 2015 Notes, the 2016 Notes, the 2017 Notes, the 2018 Notes, the 2019 Notes, the 2022 Notes or any of $126.7 million aggregate principal amount of Prospect Capital InterNotes® at the time of their respective maturities, this could have a material adverse effect on our liquidity and ability to fund new investments, our ability to make distributions to our stockholders, our ability to repay the Notes and our ability to qualify as a regulated investment company, or "RIC."

The Indenture under which the Notes will be issued will contain limited protection for holders of the Notes.

        The Indenture under which the Notes will be issued will offer limited protection to holders of the Notes. The terms of the Indenture and the Notes do not restrict our or any of our subsidiary's ability to engage in, or otherwise be a party to, a variety of corporate transactions, circumstances or events that could have an adverse impact on your investment in the Notes. In particular, the terms of the Indenture and the Notes will not place any restrictions on our or our subsidiary's ability to:

  •
  issue securities or otherwise incur additional indebtedness or other obligations, including (1) any indebtedness or other obligations that would be equal in right of payment to the Notes, (2) any indebtedness or other obligations that would be secured and therefore rank effectively senior in right of payment to the Notes to the extent of the values of the assets securing such debt, (3) indebtedness of ours that is guaranteed by one or more of our subsidiary and which therefore is structurally senior to the Notes and (4) securities, indebtedness or obligations issued or incurred by our subsidiary that would be senior to our equity interests in our subsidiary and therefore rank structurally senior to the Notes with respect to the assets of our subsidiary, in each case other than an incurrence of indebtedness or other obligation that would cause a violation of Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions;

  •
  pay dividends on, or purchase or redeem or make any payments in respect of, capital stock or other securities ranking junior in right of payment to the Notes;

  •
  sell assets (other than certain limited restrictions on our ability to consolidate, merge or sell all or substantially all of our assets);

  •
  enter into transactions with affiliates;

  •
  create liens (including liens on the shares of our subsidiary) or enter into sale and leaseback transactions;

  •
  make investments; or

  •
  create restrictions on the payment of dividends or other amounts to us from our subsidiary.

        Furthermore, the terms of the Indenture and the Notes do not protect holders of the Notes in the event that we experience changes (including significant adverse changes) in our financial condition, results of operations or credit ratings, as they do not require that we or our subsidiary adhere to any financial tests or ratios or specified levels of net worth, revenues, income, cash flow, or liquidity other than certain limited restrictions on dividends and certain board structures or default provisions mandated by the 1940 Act.

        Our ability to recapitalize, incur additional debt and take a number of other actions that are not limited by the terms of the Notes may have important consequences for you as a holder of the Notes, including making it more difficult for us to satisfy our obligations with respect to the Notes or negatively affecting the trading value of the Notes.

        Certain of our current debt instruments include more protections for their holders than the Indenture and the Notes. See in the accompanying prospectus "Risk Factors—In addition to regulatory restrictions that restrict our ability to raise capital, our credit facility contains various covenants which, if not complied with, could accelerate repayment under the facility, thereby materially and adversely affecting our liquidity, financial condition and results of operations." In addition, other debt we issue or incur in the future could contain more protections for its holders than the Indenture and the Notes, including additional covenants and events of default. The issuance or incurrence of any such debt with incremental protections could affect the market for and trading levels and prices of the Notes.

We may be subject to certain corporate-level taxes which could adversely affect our cash flow and consequently adversely affect our ability to make payments on the Notes.

        We may be subject to certain corporate-level taxes regardless of whether we continue to qualify as a RIC. Additionally, should we fail to qualify as a RIC, we would be subject to corporate-level taxes on all of our taxable income. The imposition of corporate-level taxes could adversely affect our cash flow and consequently adversely affect our ability to make payments on the Notes.

There is currently no public market for the Notes, and an active trading market may not develop for the Notes. The failure of a market to develop for the Notes could adversely affect the liquidity and value of your Notes.

        The Notes are a new issue of securities, and there is no existing market for the Notes. We do not intend to apply for listing of the Notes on any securities exchange or for quotation of the Notes on any automated dealer quotation system. We have been advised by the underwriter that following the completion of the offering, the underwriter currently intends to make a market in the Notes. However, the underwriter is not obligated to do so and any market-making activities with respect to the Notes may be discontinued by it at any time without notice. In addition, any market-making activity will be subject to limits imposed by law. A market may not develop for the Notes, and there can be no assurance as to the liquidity of any market that may develop for the Notes. If an active, liquid market does not develop for the Notes, the market price and liquidity of the Notes may be adversely affected. If any of the Notes are traded after their initial issuance, they may trade at a discount from their initial discounted offering price. The liquidity of the trading market, if any, and future trading prices of the Notes will depend on many factors, including, among other things, prevailing interest rates, our operating results, financial performance and prospects, the market for similar securities and the overall securities market, and may be adversely affected by unfavorable changes in these factors.

The Indenture governing the Notes will not contain restrictive covenants and will provide only limited protection in the event of a change of control.

        The Indenture under which the Notes will be issued will not contain any financial or operating covenants or any other restrictive covenants that would limit our ability to engage in certain transactions that may adversely affect you. In particular, the Indenture will not contain covenants that limit our ability to pay dividends or make distributions on or redeem our capital stock or that limit our ability to incur additional indebtedness, including in a highly leveraged transaction or other similar transaction. We will only be required to offer to repurchase the Notes upon a change of control in the case of the transactions specified in the definition of a "fundamental change" under "Description of the Notes—Purchase of Notes by Us for Cash at the Option of Holders upon a Fundamental Change."

        Accordingly, subject to restrictions contained in our other debt agreements, we will be permitted to engage in certain transactions, such as acquisitions, refinancings or recapitalizations, that could affect our capital structure and the value of the Notes but would not constitute a fundamental change under the Notes.

We may be unable to repurchase the Notes following a fundamental change.

        Holders of the Notes have the right to require us to repurchase the Notes prior to their maturity upon the occurrence of a fundamental change as described under "Description of the Notes—Purchase of Notes by Us for Cash at the Option of Holders upon a Fundamental Change." Any of our future debt agreements may contain similar provisions. We may not have sufficient funds or the ability to arrange necessary financing on acceptable terms at the time we are required to make repurchases of tendered Notes. In addition, our ability to repurchase the Notes may be limited by law or the terms of other agreements relating to our debt outstanding at the time, including our credit facility. If we fail to repurchase the Notes as required by the Indenture, it would constitute an event of default under the Indenture governing the Notes, which, in turn, would constitute an event of default under our credit facility.

Some significant restructuring transactions may not constitute a fundamental change, in which case we would not be obligated to offer to repurchase the Notes.

        Upon the occurrence of a fundamental change, you have the right to require us to offer to repurchase the Notes. However, the fundamental change provisions will not afford protection to holders of the Notes in the event of certain transactions. For example, transactions such as leveraged recapitalizations, refinancings, restructurings or acquisitions initiated by us would not constitute a fundamental change requiring us to repurchase the Notes. In the event of any such transaction, the holders would not have the right to require us to repurchase the Notes, even though each of these transactions could increase the amount of our indebtedness, or otherwise adversely affect our capital structure or any credit ratings, thereby adversely affecting the holders of the Notes.

Provisions of the Notes could discourage an acquisition of us by a third party.

        Certain provisions of the Notes could make it more difficult or more expensive for a third party to acquire us. Upon the occurrence of certain transactions constituting a fundamental change, holders of the Notes will have the right, at their option, to require us to repurchase all of their Notes or any portion of the principal amount of such Notes in integral multiples of $1,000.

The Notes may be issued with original issue discount for U.S. federal income tax purposes.

        The Notes may be issued with original issue discount ("OID") for U.S. federal income tax purposes in an amount equal to the difference between their stated principal amount and their "issue price" (the first price at which a substantial amount of the Notes is sold to the public). If the Notes were issued with OID, a U.S. Noteholder (as defined in "Supplement to Material U.S. Federal Income Tax Considerations"), as well as a non-U.S. Noteholder (as defined in "Supplement to Material U.S. Federal Income Tax Considerations") that is subject to U.S. federal income taxation on a net basis, generally would be required to include the OID in gross income as ordinary interest income in advance of the receipt of cash attributable to that income and regardless of such holder's regular method of tax accounting. See "Supplement to Material U.S. Federal Income Tax Considerations."

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS

(All figures in this item are in thousands except share, per share and other data)

        References herein to "we," "us" or "our" refer to Prospect Capital Corporation and its subsidiary unless the context specifically requires otherwise.

        The following discussion should be read in conjunction with the consolidated financial statements and notes thereto appearing elsewhere in this prospectus supplement and accompanying prospectus. Historical results set forth are not necessarily indicative of our future financial position and results of operations.

Overview

        We are a financial services company that primarily lends to and invests in middle market privately-held companies. We are a closed-end investment company that has filed an election to be treated as a business development company under the Investment Company Act of 1940, or the 1940 Act. We invest primarily in first and second lien senior loans and mezzanine debt, which in some cases includes an equity component. First and second lien senior loans generally are senior debt instruments that rank ahead of subordinated debt of a given portfolio company. These loans also have the benefit of security interests on the assets of the portfolio company, which may rank ahead of or be junior to other security interests. Mezzanine debt and our investments in collateralized loan obligation ("CLOs") are subordinated to senior loans and are generally unsecured. We invest in debt and equity positions of CLOs which are a form of securitization in which the cash flows of a portfolio of loans are pooled and passed on to different classes of owners in various tranches. Our CLO investments are derived from portfolios of corporate debt securities which are generally risk rated from BB to B depending on the tranche.

        We seek to be a long-term investor with our portfolio companies. The aggregate value of our portfolio investments was $3,038,808 and $2,094,221 as of December 31, 2012 and June 30, 2012, respectively. During the six months ended December 31, 2012, our net cost of investments increased by $1,017,744, or 48.5%, as a result of 38 new investments, twelve follow-on investments and two revolver advances of $1,491,741, accrued of payment-in-kind interest of $4,048, structuring fees of $24,273 and amortization of discounts and premiums of $11,422, while we received full repayment on sixteen investments, sold three investments, impaired one investment, and received several partial prepayments, amortization payments and a revolver repayment totaling $501,542.

        Compared to the end of last fiscal year (ended June 30, 2012), net assets increased by $814,661 or 53.9% during the six months ended December 31, 2012, from $1,511,974 to $2,326,635. This increase resulted from the issuance of new shares of our common stock (less offering costs) in the amount of $827,989, dividend reinvestments of $7,027, and $93,738 from operations. These increases, in turn, were offset by $114,093 in dividend distributions to our stockholders. The $93,738 increase in net assets resulting from operations is net of the following: net investment income of $173,243, net realized loss on investments of $6,348, and a decrease in net assets due to changes in net unrealized depreciation of investments of $73,157.

        The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ, and these differences could be material.

Second Quarter Highlights

Investment Transactions

        On October 3, 2012, we made a senior secured investment of $21,500 to support the acquisition of CP Well Testing, LLC ("CP Well"), a leading provider of flowback services to oil and gas companies operating in Western Oklahoma and the Texas Panhandle. The first lien note bears interest in cash at the greater of 13.5% or Libor plus 11.0% and has a final maturity of October 3, 2017.

        On October 5, 2012, Northwestern Management Services, LLC ("Northwestern") repaid the $15,092 loan receivable to us and we sold our 50 shares of Northwestern common stock for total proceeds of $2,233, realizing a gain of $1,862.

        On October 11, 2012, we made a secured second lien investment of $12,000 in Deltek, Inc. ("Deltek"), an enterprise software and information solutions provider for professional services firms, government contractors, and government agencies. The second lien note bears interest in cash at the greater of 10.0% or Libor plus 8.75% and has a final maturity of October 10, 2019.

        On October 12, 2012, we made a senior secured investment of $42,000 to support the acquisition of Gulf Coast Machine and Supply Company ("Gulf Coast"), a preferred provider of value-added forging solutions to energy and industrial end markets. The first lien note bears interest in cash at the greater of 10.5% or Libor plus 8.5% and has a final maturity of October 12, 2017.

        On October 16, 2012, Blue Coat Systems, Inc. ("Blue Coat") repaid the $25,000 loan receivable to us.

        On October 18, 2012, we made a follow-on senior secured debt investment of $20,000 in First Tower Holdings of Delaware LLC ("First Tower Delaware"), to support seasonal growth in finance receivables due to increased holiday borrowing activity among its customer base. The first lien note bears interest in cash at the greater of 20.0% or Libor plus 18.5% and has a final maturity of June 30, 2022.

        On October 18, 2012, Hi-Tech Testing Service, Inc. and Wilson Inspection X-Ray Services, Inc. ("Hi-Tech") repaid the $7,200 loan receivable to us.

        On October 19, 2012, Mood Media Corporation ("Mood Media") repaid the $15,000 loan receivable to us.

        On October 24, 2012, we made an investment of $7,809 in APH Property Holdings, LLC ("APH"), to acquire an industrial real estate property occupied by Filet-of-Chicken, a chicken processor in Georgia. We invested $1,809 of equity and $6,000 of debt in APH. The first lien note bears interest in cash at the greater of 10.5% or Libor plus 8.50% and interest in kind of 2.0% and has a final maturity of October 24, 2020.

        On October 31, 2012, Shearer's Foods, Inc. ("Shearer's") repaid the $37,999 loan receivable to us.

        On November 5, 2012, we made an investment of $39,475 to purchase 95.0% of the income notes in ING IM CLO 2012-IV, LTD.

        On November 7, 2012, we redeemed our membership interests in Mistral Chip Holdings, LLC, Mistral Chip Holdings 2, LLC and Mistral Chip Holdings 3, LLC in connection with the sale of Shearer's, receiving $6,022 of net proceeds and realizing a gain of approximately $2,027 on the redemption.

        On November 8, 2012, Potters Holdings II, L.P. ("Potters") repaid the $15,000 loan receivable to us.

        On November 9, 2012 we made a secured second lien investment of $22,000 to support the recapitalization of EIG Investors Corp ("EIG"). Concurrent with the financing, we received a repayment of the $12,000 loan previously outstanding. The new note bears interest in cash at the greater of 10.25% or Libor plus 9.0% and has a final maturity of May 9, 2020.

        On November 15, 2012, Renaissance Learning, Inc. ("Renaissance") repaid the $6,000 loan receivable to us.

        On November 26, 2012 we made a secured second lien investment of $22,000 in The Petroleum Place, Inc. ("Petroleum"), a provider of enterprise resource planning software focused on the oil & gas industry. The second lien note bears interest in cash at the greater of 10.0% or Libor plus 8.75% and has a final maturity of May 20, 2019.

        On November 30, 2012 we made a secured second lien investment of $9,500 to support the recapitalization of R-V Industries, Inc. ("R-V"). The second lien note bears interest in cash at the greater of 12.0% or Libor plus 9.0% and has a final maturity of May 30, 2018. As part of the recapitalization, we received a dividend of $11,073 for our investment in R-V's common stock.

        On December 3, 2012, VanDeMark Chemicals, Inc. ("VanDeMark") repaid the $29,658 loan receivable to us.

        On December 6, 2012, we made an investment of $38,291 to purchase 90% of the subordinated notes in Apidos CLO XI, LLC ("Apidos XI").

        On December 7, 2012, Hudson Products Holdings, Inc. ("Hudson") repaid the $6,267 loan receivable to us.

        On December 13, 2012, we completed a $33,921 recapitalization of CCPI, Inc. ("CCPI"), an international manufacturer of refractory materials and other consumable products for industrial applications. Through the recapitalization, Prospect acquired a controlling interest in CCPI for $28,334 in cash and 467,928 unregistered shares of our common stock. The first lien note issued to CCPI bears interest in cash at a fixed rate of 10.0% and has a final maturity of December 31, 2017. The first lien note issued to CCPI Holdings Inc. ("CCPI Holdings") bears interest in cash at a fixed rate of 12.0% and interest in kind of 7.0%, and has a final maturity of June 30, 2018.

        On December 14, 2012, we provided $10,000 of first-lien financing to support the recapitalization of Prince Mineral Holding Corp. ("Prince Mineral"), a leading global specialty mineral processor and consolidator. The first lien note bears interest in cash at a fixed rate of 11.5% and has a final maturity of December 15, 2019.

        On December 14, 2012, we made a $3,000 follow-on investment in Focus Brands, Inc. ("Focus Brands"). The second lien note bears interest in cash at the greater of 10.25% or Libor plus 9.0% and has a final maturity of August 21, 2018.

        On December 17, 2012, we made a $39,800 first-lien investment in Coverall Health-Based Cleaning Systems ("Coverall"), a leading franchiser of commercial cleaning businesses. The first lien note bears interest in cash at the greater of 11.5% or Libor plus 8.5% and has a final maturity of December 17, 2017.

        On December 17, 2012, we made a $38,150 first-lien follow-on investment in Material Handling Services, LLC, d/b/a/ Total Fleet Solutions ("TFS"), to support the acquisition of Miner Holding Company, Inc. The first lien note bears interest in cash at the greater of 10.0% or Libor plus 8.0% and has a final maturity of December 21, 2017.

        On December 17, 2012, we made a secured debt investment of $30,000 to support the recapitalization of BNN Holdings Corp ("Biotronic"). After the financing, we received payment of the $26,227 loan that was previously outstanding. The new note bears interest in cash at the greater of 10.0% or Libor plus 8.0% and has a final maturity of December 17, 2017.

        On December 19, 2012, we provided $17,500 of senior secured second-lien financing to Grocery Outlet, Inc. ("Grocery"), to support the recapitalization of a retailer of food, beverages and general merchandise. The second lien note bears interest in cash at the greater of 10.5% or Libor plus 9.25% and has a final maturity of June 17, 2019.

        On December 19, 2012, we provided $23,200 of senior secured second-lien financing to support the recapitalization of TB Corp. ("Taco Bueno"), a Mexican restaurant chain. The second lien note bears interest in cash at a fixed rate of 12.0% and interest in kind of 1.5%, and has a final maturity of December 18, 2018.

        On December 20, 2012, we made an additional follow-on senior secured debt investment of $19,500 to support the recapitalization of Progrexion Holdings, Inc ("Progrexion"). After the financing, we now hold $154,500 of senior secured debt of Progrexion. The first lien note bears interest in cash at the greater of 10.5% or Libor plus 8.5% and has a final maturity of September 14, 2017.

        On December 21, 2012, ST Products, LLC ("STP") repaid the $23,162 loan receivable to us.

        On December 21, 2012, SG Acquisition, Inc. ("Safe-Guard") repaid the $83,242 loan receivable to us.

        On December 21, 2012, we made a $10,000 senior secured second-lien follow-on investment in Seaton Corp ("Seaton"). The second lien note bears interest in cash at the greater of 12.5% or Libor plus 9.0% and interest in kind of 2.0%, and has a final maturity of March 14, 2015.

        On December 21, 2012, we made a $37,500 senior secured first-lien investment in Lasership, Inc. ("Lasership"), a leading provider of regional same day and next day distribution services for premier e-commerce and product supply businesses. The first lien note bears interest in cash at the greater of 10.25% or Libor plus 8.25% and has a final maturity of December 21, 2017.

        On December 21, 2012, we made a $12,000 senior secured first-lien follow-on investment in FPG, LLC ("FPG"), a supplier of branded consumer and commercial products sold to the retail, foodservice, and hospitality sectors. The first lien note bears interest in cash at the greater of 12.0% or Libor plus 11.0% and has a final maturity of January 20, 2017.

        On December 24, 2012, we made a follow-on secured debt investment of $5,000 in New Star Metals, Inc. ("New Star"). The second lien note bears interest in cash at the greater of 11.5% or Libor plus 8.5% and interest in kind of 1.0%, and has a final maturity of February 2, 2018.

        On December 24, 2012, we made a $7,000 second-lien secured investment in Aderant North America, Inc. ("Aderant"), a leading provider of enterprise software solutions to professional services organizations. The first lien note bears interest in cash at the greater of 11.0% or PRIME plus 7.75% and has a final maturity of June 20, 2019.

        On December 28, 2012, we made a $9,593 second-lien secured investment in APH, to acquire Abbington Pointe, Inc., a multi-family property in Marietta, Georgia. We invested $3,193 of equity and $6,400 of debt in APH. The second lien note bears interest in cash at the greater of 10.5% or Libor plus 8.5% and interest in kind of 2.0% and has a final maturity of October 24, 2020.

        On December 28, 2012, we made a $5,000 second-lien secured investment in TransFirst Holdings, Inc. ("TransFirst"), a payments processing firm that provides electronic credit card authorization to merchants located throughout the United States. The second lien note bears interest in cash at the greater of 11.0% or Libor plus 9.75% and has a final maturity of June 27, 2018.

        On December 28, 2012, we completed a $47,900 recapitalization of Credit Central Holdings, LLC ("Credit Central") a branch-based provider of installment loans. Through the recapitalization, we acquired a controlling interest in Credit Central for $38,082 in cash and 897,906 unregistered shares of our common stock. The first lien note bears interest in cash at the greater of 20.0% or Libor plus 18.50% and has a final maturity of December 31, 2020.

        On December 28, 2012, we made a $3,600 follow-on subordinated unsecured debt investment in Ajax Rolled Ring & Machine, Inc. ("Ajax"). The unsecured note bears interest in cash at the greater of 11.5% or Libor plus 8.50% and interest in kind of 6.0% and has a final maturity of December 31, 2017.

        On December 28, 2012, we made a $30,000 first-lien senior secured investment to support the recapitalization of Spartan Energy Services, LLC ("Spartan"), a leading provider of thru tubing and flow control services to oil and gas companies. The first lien note bears interest in cash at the greater of 10.5% or Libor plus 9.0% and has a final maturity of December 28, 2017.

        On December 31, 2012, we provided $32,000 senior secured loan to support the acquisition of System One Holdings, LLC ("System One"), a leading provider of professional staffing services, by investment funds managed by MidOcean Partners. The first lien note bears interest in cash at the greater of 11.0% or Libor plus 9.50% and has a final maturity of December 31, 2018.

        On December 31, 2012, we funded a recapitalization of Valley Electric Co. of Mt. Vernon, Inc. ("Valley") with $52,098 of combined debt and equity financing. Through the recapitalization, we acquired a controlling interest in Valley for $7,449 in cash and 4,141,547 unregistered shares of our common stock. The first lien note issued to Valley bears interest in cash at the greater of 8.0% or Libor plus 5.0% and interest in kind of 2.5%, and has a final maturity of December 31, 2017. The first lien note issued to Valley Electric Holdings I, Inc. ("Valley Electric Holdings") bears interest in cash at the greater of 9.0% or Libor plus 6.0% and interest in kind of 9.0%, and has a final maturity of December 31, 2018.

        On December 31, 2012, we provided $70,000 of secured send-lien debt financing for the acquisition of Thomson Reuters Property Tax Services by Ryan, LLC ("Ryan"). The second lien note bears interest in cash at the greater of 12.0% or Libor plus 9.0% and interest in kind of 3%, and has a final maturity of June 30, 2018.

Equity Issuance

        On September 10, 2012, we entered into a second equity distribution agreement with KeyBanc Capital Markets Inc. ("KeyBanc") relating to sales by us through KeyBanc, by means of at-the-market offerings from time to time, of up to 9,750,000 shares of our common stock. During the period from October 1, 2012 to October 9, 2012, we sold 1,245,655 shares of our common stock at an average price of $11.53 per share, and raised $14,361 of gross proceeds, under this program. Net proceeds were $14,217 net of commissions to the broker-dealer on shares sold and offering costs.

        On October 24, 2012, November 22, 2012 and December 20, 2012, we issued shares of our common stock in connection with the dividend reinvestment plan of 83,200, 84,904 and 100,552, respectively.

        On October 29, 2012, our Registration Statement on Form N-2 was declared effective by the SEC. Under this Shelf Registration Statement, as of December 31, 2012 we can issue up to $2,546,746 of additional debt and equity securities in the public market.

        On November 7, 2012, we issued 35,000,000 shares of our common stock at $11.10 per share (or $10.96 per share net proceeds excluding expenses), raising $383,600 of net proceeds.

        On December 21, 2012, we entered into a third ATM Program with KeyBanc through which we could sell, by means of at-the-market offerings from time to time, of up to 17,500,000 shares of our common stock. (See Recent Developments.) No sales were made under this program prior to December 31, 2012.

        On December 13, 2012, December 28, 2012 and December 31, 2012, we issued 467,928, 897,906 and 4,141,547 shares of our common stock, respectively, in conjunction with investments in controlled portfolio companies.

Dividend

        On December 7, 2012, we announced the declaration of revised monthly dividends in the following amounts and with the following dates:

  •
  $0.110000 per share for December 2012 (record date of December 31, 2012 and payment date of January 23, 2013); and

  •
  $0.110025 per share for January 2013 (record date of January 31, 2013 and payment date of February 20, 2013).

        These distributions replace the dividends for December 2012 and January 2013 that were previously announced on November 7, 2012.

Credit Facility

        On December 19, 2012, we closed an increase of $35,000 to our commitments to our credit facility. The commitments to the credit facility now stand at $552,500.

Debt Issuance

        During the period from October 4, 2012 to December 28 2012, we issued approximately $76,476 in aggregate principal amount of Prospect Capital InterNotes® for net proceeds of $74,210, as follows:

Date of Issuance	Principal Amount	Interest Rate	Maturity Date
October 4, 2012	7,172	5.70%	October 15, 2019
November 23, 2012	10,018	5.13%	November 15, 2019
November 23, 2012	10,171	6.63%	November 15, 2042
November 29, 2012	3,736	5.00%	November 15, 2019
November 29, 2012	1,979	5.75%	November 15, 2032
November 29, 2012	6,266	6.50%	November 15, 2042
December 6, 2012	3,859	4.88%	December 15, 2019
December 6, 2012	1,127	5.63%	December 15, 2032
December 6, 2012	8,203	6.38%	December 15, 2042
December 13, 2012	1,822	4.75%	December 15, 2019
December 13, 2012	916	5.25%	December 15, 2030
December 13, 2012	3,474	6.25%	December 15, 2042
December 20, 2012	1,678	4.63%	December 15, 2019
December 20, 2012	1,314	5.13%	December 15, 2030
December 20, 2012	6,449	6.13%	December 15, 2042
December 28, 2012	1,980	4.50%	December 15, 2019
December 28, 2012	1,472	5.00%	December 15, 2030
December 28, 2012	4,840	6.00%	December 15, 2042

        On December 21, 2012, we issued $200,000 in aggregate principal amount of 5.875% senior convertible notes due 2019 (the "2019 Notes") for net proceeds following underwriting and other expenses of approximately $193,600. Interest on the 2019 Notes is paid semi-annually in arrears on January 15 and July 15, at a rate of 5.875% per year, commencing July 15, 2013. The 2019 Notes mature on January 15, 2019 unless converted earlier. The 2019 Notes are convertible into shares of common stock at an initial conversion rate and conversion rate at December 31, 2012 of 79.7766 shares of common stock per $1 principal amount of 2019 Notes, which is equivalent to a conversion price of approximately $12.54 per share of common stock, subject to adjustment in certain circumstances. The conversion rate for the 2019 Notes will be increased when monthly cash dividends paid to common shares exceed the monthly dividend rate of $0.110025 per share.

Investment Holdings

        As of December 31, 2012, we continue to pursue our diversified investment strategy. At December 31 2012, approximately $3,038,808 or 130.6% of our net assets are invested in 106 long-term portfolio investments and CLOs and 18.5% of our net assets are invested in money market funds.

        During the six months ended December 31, 2012, we originated $1,531,484 of new investments. Our origination efforts are focused primarily on secured lending, to reduce the risk in the portfolio, investing primarily in first lien loans, and subordinated notes in CLOs, though we also continue to close selected junior debt and equity investments. In addition to targeting investments senior in corporate capital structures with our new originations, we have also increased our origination business mix of third party private equity sponsor owned companies, which tend to have more third party equity capital supporting our debt investments than non-sponsor transactions. Our annualized current yield increased from 13.9% as of June 30, 2012 to 14.7% as of December 31, 2012 across all performing interest bearing investments. This increase is due to the acquisition of First Tower and increased investments in CLOs. Monetization of equity positions that we hold is not included in this yield calculation. In many of our portfolio companies we hold equity positions, ranging from minority interests to majority stakes, which we expect over time to contribute to our investment returns. Some of these equity positions include features such as contractual minimum internal rates of returns, preferred distributions, flip structures and other features expected to generate additional investment returns, as well as contractual protections and preferences over junior equity, in addition to the yield and security offered by our cash flow and collateral debt protections.

        We classify our investments by level of control. As defined in the 1940 Act, control investments are those where there is the ability or power to exercise a controlling influence over the management or policies of a company. Control is generally deemed to exist when a company or individual possesses or has the right to acquire within 60 days or less, a beneficial ownership of 25% or more of the voting securities of an investee company. Affiliated investments and affiliated companies are defined by a lesser degree of influence and are deemed to exist through the possession outright or via the right to acquire within 60 days or less, beneficial ownership of 5% or more of the outstanding voting securities of another person.

        As of December 31, 2012, we own controlling interests in AIRMALL USA, Inc. ("AIRMALL"), Ajax, APH, AWCNC, LLC, Borga, Inc., CCPI, Credit Central, Energy Solutions Holdings, Inc. (f/k/a Gas Solutions Holdings, Inc.) ("Energy Solutions"), First Tower Delaware, Manx Energy, Inc. ("Manx"), NMMB Holdings, Inc. ("NMMB"), R-V, The Healing Staff, Inc. ("THS"), Valley and Wolf Energy Holdings, Inc. ("Wolf"). We also own an affiliated interest in Biotronic, Boxercraft Incorporated and Smart, LLC.

        The following is a summary of our investment portfolio by level of control at December 31, 2012 and June 30, 2012, respectively:

	December 31, 2012				June 30, 2012
Level of Control	Cost	Percent of Portfolio	Fair Value	Percent of Portfolio	Cost	Percent of Portfolio	Fair Value	Percent of Portfolio
Control	$666,360	21.4%	$649,380	21.4%	$518,015	24.7%	$564,489	27.0%
Affiliate	48,659	1.6%	48,266	1.6%	44,229	2.1%	46,116	2.2%
Non-control/Non-affiliate	2,402,038	77.0%	2,341,162	77.0%	1,537,069	73.2%	1,483,616	70.8%

Total Portfolio	$3,117,057	100.0%	$3,038,808	100.0%	$2,099,313	100.0%	$2,094,221	100.0%

        The following is our investment portfolio presented by type of investment at December 31, 2012 and June 30, 2012, respectively:

	December 31, 2012				June 30, 2012
Type of Investment	Cost	Percent of Portfolio	Fair Value	Percent of Portfolio	Cost	Percent of Portfolio	Fair Value	Percent of Portfolio
Revolving Line of Credit	$7,195	0.2%	$6,872	0.2%	$1,145	0.1%	$868	0.0%
Senior Secured Debt	1,574,781	50.5%	1,508,131	49.6%	1,146,454	54.6%	1,088,019	52.0%
Subordinated Secured Debt	801,771	25.7%	755,831	24.9%	536,900	25.6%	480,147	22.9%
Subordinated Unsecured Debt	173,241	5.6%	173,781	5.7%	72,617	3.5%	73,195	3.5%
CLO Debt	27,459	0.9%	29,389	1.0%	27,258	1.3%	27,717	1.3%
CLO Residual Interest	405,300	13.0%	408,050	13.4%	214,559	10.2%	218,009	10.4%
Preferred Stock	31,323	1.0%	18,276	0.6%	31,323	1.5%	29,155	1.4%
Common Stock	92,384	3.0%	106,731	3.5%	61,459	2.9%	137,198	6.6%
Membership Interests	1,442	0.0%	8,798	0.3%	5,437	0.2%	13,844	0.7%
Overriding Royalty Interests	—	—%	1,552	0.1%	—	—%	1,623	0.1%
Escrows Receivable	—	—%	14,427	0.5%	—	—%	17,686	0.8%
Warrants	2,161	0.1%	6,970	0.2%	2,161	0.1%	6,760	0.3%

Total Portfolio	$3,117,057	100.0%	$3,038,808	100.0%	$2,099,313	100.0%	$2,094,221	100.0%

        The following is our investments in interest bearing securities presented by type of security at December 31, 2012 and June 30, 2012, respectively:

	December 31, 2012				June 30, 2012
Level of Control	Cost	Percent of Debt Securities	Fair Value	Percent of Debt Securities	Cost	Percent of Debt Securities	Fair Value	Percent of Debt Securities
First Lien	$1,581,976	52.9%	$1,515,003	52.5%	$1,147,599	57.4%	$1,088,887	57.6%
Second Lien	801,771	26.8%	755,831	26.2%	536,900	26.9%	480,147	25.4%
Unsecured	173,241	5.8%	173,781	6.0%	72,617	3.6%	73,195	3.9%
CLO Residual Interest	405,300	13.6%	408,050	14.2%	214,559	10.7%	218,009	11.6%
CLO Debt	27,459	0.9%	29,389	1.0%	27,258	1.4%	27,717	1.5%

Total Debt Securities	$2,989,747	100.0%	$2,882,054	100.0%	$1,998,933	100.0%	$1,887,955	100.0%

        The following is our investment portfolio presented by geographic location of the investment at December 31, 2012 and June 30, 2012, respectively:

	December 31, 2012				June 30, 2012
Geographic Location	Cost	Percent of Portfolio	Fair Value	Percent of Portfolio	Cost	Percent of Portfolio	Fair Value	Percent of Portfolio
Canada	$86,118	2.8%	$86,118	2.8%	$15,134	0.7%	$17,040	0.8%
Cayman Islands	432,759	13.9%	437,439	14.4%	241,817	11.5%	245,726	11.7%
Ireland	14,922	0.5%	15,000	0.5%	14,918	0.7%	15,000	0.7%
Midwest US	599,959	19.2%	553,373	18.2%	427,430	20.4%	377,139	18.0%
The Netherlands	—	—%	3	0.0%	—	—%	—	—%
Northeast US	401,001	12.9%	416,084	13.7%	293,181	14.0%	313,437	15.0%
Southeast US	759,717	24.4%	751,514	24.7%	642,984	30.6%	634,945	30.4%
Southwest US	277,047	8.9%	254,442	8.4%	193,627	9.2%	234,433	11.2%
Western US	545,534	17.4%	524,835	17.3%	270,222	12.9%	256,501	12.2%

Total Portfolio	$3,117,057	100.0%	$3,038,808	100.0%	$2,099,313	100.0%	$2,094,221	100.0%

        The following is our investment portfolio presented by industry sector of the investment at December 31, 2012 and June 30, 2012, respectively:

	December 31, 2012				June 30, 2012
Industry	Cost	Percent of Portfolio	Fair Value	Percent of Portfolio	Cost	Percent of Portfolio	Fair Value	Percent of Portfolio
Aerospace and Defense	$56	0.0%	$—	—%	$56	0.0%	$—	—%
Automobile / Auto Finance	28,034	0.9%	28,255	0.9%	32,806	1.6%	32,478	1.6%
Business Services	181,084	5.8%	181,175	6.0%	3,164	0.2%	3,288	0.2%
Chemicals	28,084	0.9%	28,087	0.9%	58,104	2.8%	58,104	2.8%
Commercial Services	124,366	4.0%	124,255	4.1%	80,418	3.8%	80,407	3.8%
Construction and Engineering	52,098	1.7%	52,098	1.7%	—	—%	—	—%
Consumer Finance	373,184	12.0%	375,640	12.5%	305,521	14.6%	305,521	14.6%
Consumer Services	258,768	8.3%	260,650	8.6%	146,335	7.0%	147,809	7.1%
Contracting	—	—%	—	—%	15,949	0.8%	—	—%
Diversified Financial Services	451,302	14.4%	455,982	15.0%	260,219	12.3%	264,128	12.6%
Diversified / Conglomerate Service	—	—%	—	—%	—	—%	35	0.0%
Durable Consumer Products	299,838	9.6%	299,116	9.8%	153,327	7.3%	152,862	7.3%
Ecological	141	0.0%	282	0.0%	141	0.0%	240	0.0%
Electronics	—	—%	151	0.0%	—	—%	144	0.0%
Energy	72,770	2.3%	69,900	2.3%	63,245	3.0%	126,868	6.1%
Food Products	144,215	4.6%	137,056	4.5%	101,975	4.9%	96,146	4.5%
Healthcare	204,415	6.6%	201,530	6.7%	141,990	6.8%	143,561	6.9%
Insurance	—	—%	—	—%	83,461	4.0%	83,461	4.0%
Machinery	1,271	0.0%	3,351	0.1%	4,684	0.2%	6,485	0.3%
Manufacturing	139,756	4.5%	160,807	5.3%	95,191	4.5%	127,127	6.1%
Media	146,335	4.7%	140,335	4.6%	165,866	7.9%	161,843	7.7%
Metal Services and Minerals	41,997	1.3%	41,997	1.4%	—	—%	—	—%
Oil and Gas Equipment Services	—	—%	—	—%	7,188	0.3%	7,391	0.4%
Oil and Gas Production	152,124	4.9%	55,385	1.8%	130,928	6.2%	38,993	1.9%
Personal and Nondurable Consumer Products	39,351	1.3%	40,426	1.3%	39,351	1.8%	39,968	1.9%
Production Services	—	—%	—	—%	268	0.0%	2,040	0.1%
Property Management	51,470	1.7%	49,752	1.6%	51,770	2.5%	47,982	2.2%
Real Estate	17,420	0.6%	17,420	0.6%	—	—%	—	—%
Retail	17,213	0.6%	17,591	0.6%	63	0.0%	129	0.0%
Software & Computer Services	106,481	3.4%	106,963	3.5%	53,908	2.6%	54,711	2.6%
Specialty Minerals	38,500	1.2%	43,536	1.4%	37,732	1.8%	44,562	2.1%
Textiles and Leather	15,930	0.5%	15,732	0.5%	15,123	0.7%	17,161	0.8%
Transportation	130,854	4.2%	131,336	4.3%	50,530	2.4%	50,777	2.4%

Total Portfolio	$3,117,057	100.0%	$3,038,808	100.0%	$2,099,313	100.0%	$2,094,221	100.0%

Portfolio Investment Activity

        During the six months ended December 31, 2012, we acquired $1,368,378 of new investments, completed follow-on investments in existing portfolio companies, totaling approximately $140,486, funded $7,150 of revolver advances, recorded PIK interest of $4,048 and amortization of discounts and premiums of $11,422, resulting in gross investment originations of $1,531,484. The more significant of these investments are described briefly in the following:

          On July 5, 2012, we made a senior secured debt investment of $28,000 to support the acquisition of TFS, a provider of forklift and other material handling equipment fleet management and procurement services, by funds managed by CI Capital Partners, LLC. The senior secured term loan bears interest in cash at the greater of 10.5% or Libor plus 8.50% and has a final maturity of July 5, 2017.

          On July 16, 2012, we provided $15,000 of secured second lien financing to Pelican Products, Inc., a leading provider of unbreakable, watertight protective cases and technically advanced professional lighting equipment. The second lien term loan bears interest in cash at the greater of 11.5% or Libor plus 10.0% and has a final maturity of June 14, 2019.

          On July 20, 2012, we provided $12,000 of senior secured financing to EIG, a provider of an array of online services such as web presence, domain hosting, e-commerce, e-mail and other related services to small- and medium-sized businesses. The second lien term loan bears interest in cash at the greater of 11.0% or Libor plus 9.5% and has a final maturity of October 22, 2018.

          On July 20, 2012, we provided $10,000 of senior secured financing to FPG, a supplier of branded consumer and commercial products sold to the retail, foodservice, and hospitality sectors. The note payable bears interest in cash at the greater of 12.0% or Libor plus 11.0% and has a final maturity of January 20, 2017.

          On July 27, 2012, we provided $85,000 of subordinated financing to support the acquisition of substantially all the assets of Arctic Glacier Income Funds by funds affiliated with H.I.G. Capital, LLC ("H.I.G."). The new company, Arctic Glacier U.S.A., Inc. ("Arctic"), will continue to conduct business under the "Arctic Glacier" name and be a leading producer, marketer, and distributor of high-quality packaged ice to consumers in Canada and the United States. The unsecured subordinated term loan bears interest in cash at 12.0% and interest in kind of 3.0% and has a final maturity of July 27, 2019.

          On August 2, 2012, we provided a $27,000 secured loan to support the acquisition of New Star, a provider of specialized processing services to the steel industry, by funds managed by Insight Equity Management Company. The senior subordinated note bears interest in cash at greater of 11.5% or Libor plus 8.5% and interest in kind of 1.0% and has a final maturity of February 2, 2018.

          On August 3, 2012, we provided $120,000 senior secured financing, of which $110,000 was funded at closing, to support the acquisition of InterDent, Inc. ("InterDent"), a leading provider of dental practice management services to dental professional corporations and associations in the United States, by funds managed by H.I.G. The Term Loan A note bears interest in cash at the greater of 8.0% or Libor plus 6.5% and has a final maturity of August 3, 2017. The Term Loan B note bears interest in cash at the greater of 13.0% or Libor plus 10.0% and has a final maturity of August 3, 2017. The $10,000 senior secured revolver bears interest in cash at the greater of 10.5% or Libor plus 8.25% and has a final maturity of February 3, 2013.

          On August 3, 2012, we provided $44,000 of secured subordinated financing to support the refinancing of New Century Transportation, Inc. ("New Century"), a leading transportation and logistics company. The senior subordinated loan bears interest in cash at the greater of 12.0% or Libor plus 10.0% and interest in kind of 3.0% and has a final maturity of February 3, 2018.

          On August 3, 2012, we provided $10,000 of senior secured financing to Pinnacle (US) Acquisition Co Limited, the largest multi-national software company focused on the delivery of analytical and information management solutions for the discovery and extraction of subsurface natural resources. The second lien term loan bears interest in cash at the greater of 10.5% or Libor plus 8.25% and has a final maturity of August 3, 2020.

          On August 6, 2012, we made an investment of $22,210 to purchase 62.9% of the subordinated notes in Halcyon Loan Advisors Funding 2012-I, Ltd.

          On August 7, 2012, we made an investment of $36,798 to purchase 95.0% of the subordinated notes in ING IM CLO 2012-II, Ltd.

          On August 17, 2012, we made a secured second lien investment of $38,500 to support the recapitalization of American Gilsonite Company. The secured note bears interest in cash at 11.5% and has a final maturity of September 1, 2017. After the financing, we received repayment of the $37,732 loan previously outstanding on August 28, 2012.

          On September 14, 2012, we invested an additional $10,000 in Hoffmaster Group, Inc. The second lien term loan bears interest in cash at the greater of 11.0% or Libor plus 9.5% and has a final maturity of January 3, 2019.

          On September 14, 2012, we made a secured investment of $135,000 to support the recapitalization of Progrexion. Concurrent with the financing, we received repayment of the $62,680 loans that were previously outstanding. The senior secured loan bears interest in cash at the greater of 10.5% or Libor plus 8.5% and has a final maturity of September 14, 2017.

          On September 27, 2012, we made an investment of $45,746 to purchase 95% of the subordinated notes in ING IM CLO 2012-III, Ltd.

          On September 28, 2012, we made an unsecured investment of $10,400 to support the acquisition of Evanta Ventures, Inc., a diversified event management company. The subordinated note bears interest in cash at 12.0% and interest in kind of 1.0% and has a final maturity of September 28, 2018.

          On September 28, 2012, we made a secured second lien investment of $100,000 to support the recapitalization of United Sporting Companies, Inc. ("USC"), a national distributor of hunting, outdoor, marine and tackle products. The secured loan bears interest in cash at the greater of 12.75% or Libor plus 11.0% and has a final maturity of May 16, 2018.

          On October 3, 2012, we made a senior secured investment of $21,500 to support the acquisition of CP Well, a leading provider of flowback services to oil and gas companies operating in Western Oklahoma and the Texas Panhandle. The first lien note bears interest in cash at the greater of 13.5% or Libor plus 11.0% and has a final maturity of October 3, 2017.

          On October 11, 2012, we made a secured second lien investment of $12,000 in Deltek, Inc., an enterprise software and information solutions provider for professional services firms, government contractors, and government agencies. The second lien note bears interest in cash at the greater of 10.0% or Libor plus 8.75% and has a final maturity of October 10, 2019.

          On October 12, 2012, we made a senior secured investment of $42,000 to support the acquisition of Gulf Coast, a preferred provider of value-added forging solutions to energy and industrial end markets. The first lien note bears interest in cash at the greater of 10.5% or Libor plus 8.5% and has a final maturity of October 12, 2017.

          On October 18, 2012, we made a follow-on senior secured debt investment of $20,000 in First Tower Delaware, to support seasonal growth in finance receivables due to increased holiday borrowing activity among its customer base. The first lien note bears interest in cash at the greater of 20.0% or Libor plus 18.5% and has a final maturity of June 30, 2022.

          On October 24, 2012, we made an investment of $7,800 in APH, to acquire an industrial real estate property occupied by Filet-of-Chicken, a chicken processor in Georgia. We invested $1,809 of equity and $6,000 of debt in APH. The first lien note bears interest in cash at the greater of 10.5% or Libor plus 8.5% and interest in kind of 2.0% and has a final maturity of October 24, 2020.

          On November 5, 2012, we made an investment of $39,475 to purchase 95.0% of the income notes in ING IM CLO 2012-IV, LTD.

          On November 9, 2012 we made a secured second lien investment of $22,000 to support the recapitalization of EIG. Concurrent with the financing, we received a repayment of the $12,000 loan previously outstanding. The new note bears interest in cash at the greater of 10.25% or Libor plus 9.0% and has a final maturity of May 9, 2020.

          On November 26, 2012 we made a secured second lien investment of $22,000 in Petroleum, a provider of enterprise resource planning software focused on the oil & gas industry. The second lien note bears interest in cash at the greater of 10.0% or Libor plus 8.75% and has a final maturity of May 20, 2019.

          On November 30, 2012 we made a secured second lien investment of $9,500 to support the recapitalization of R-V. The second lien note bears interest in cash at the greater of 12.0% or Libor plus 9.0% and has a final maturity of May 30, 2018. As part of the recapitalization, we received a dividend of $11,073 for our investment in R-V's common stock.

          On December 6, 2012, we made an investment of $38,291 to purchase 90% of the subordinated notes in Apidos XI.

          On December 13, 2012, we completed a $33,921 recapitalization of CCPI, an international manufacturer of refractory materials and other consumable products for industrial applications. Through the recapitalization, Prospect acquired a controlling interest in CCPI for $28,334 in cash and 467,928 unregistered shares of our common stock. The first lien note issued to CCPI bears interest in cash at a fixed rate of 10.0% and has a final maturity of December 31, 2017. The first lien note issued to CCPI Holdings bears interest in cash at a fixed rate of 12.0% and interest in kind of 7.0%, and has a final maturity of June 30, 2018.

          On December 14, 2012, we provided $10,000 of first-lien financing to support the recapitalization of Prince Mineral, a leading global specialty mineral processor and consolidator. The first lien note bears interest in cash at a fixed rate of 11.5% and has a final maturity of December 15, 2019.

          On December 14, 2012, we made a $3,000 follow-on investment in Focus Brands. The second lien note bears interest in cash at the greater of 10.25% or Libor plus 9.0% and has a final maturity of August 21, 2018.

          On December 17, 2012, we made a $39,800 first-lien investment in Coverall, a leading franchiser of commercial cleaning businesses. The first lien note bears interest in cash at the greater of 11.5% or Libor plus 8.5% and has a final maturity of December 17, 2017.

          On December 17, 2012, we made a $38,150 first-lien follow-on investment in TFS, to support the acquisition of Miner Holding Company, Inc. The first lien note bears interest in cash at the greater of 10.0% or Libor plus 8.0% and has a final maturity of December 21, 2017.

          On December 17, 2012, we made a secured debt investment of $30,000 to support the recapitalization of Biotronic. After the financing, we received payment of the $26,227 loan that was previously outstanding. The new note bears interest in cash at the greater of 10.0% or Libor plus 8.0% and has a final maturity of December 17, 2017.

          On December 19, 2012, we provided $17,500 of senior secured second-lien financing to Grocery, to support the recapitalization of a retailer of food, beverages and general merchandise. The second lien note bears interest in cash at the greater of 10.5% or Libor plus 9.25% and has a final maturity of June 17, 2019.

          On December 19, 2012, we provided $23,200 of senior secured second-lien financing to support the recapitalization of Taco Bueno, a Mexican restaurant chain. The second lien note bears interest in cash at a fixed rate of 12.0% and interest in kind of 1.5%, and has a final maturity of December 18, 2018.

          On December 20, 2012, we made an additional follow-on senior secured debt investment of $19,500 to support the recapitalization of Progrexion. After the financing, we now hold $154,500 of senior secured debt of Progrexion. The first lien note bears interest in cash at the greater of 10.5% or Libor plus 8.5% and has a final maturity of September 14, 2017.

          On December 21, 2012, we made a $10,000 senior secured second-lien follow-on investment in Seaton. The second lien note bears interest in cash at the greater of 12.5% or Libor plus 9.0% and interest in kind of 2.0%, and has a final maturity of March 14, 2015.

          On December 21, 2012, we made a $37,500 senior secured first-lien investment in Lasership, a leading provider of regional same day and next day distribution services for premier e-commerce and product supply businesses. The first lien note bears interest in cash at the greater of 10.25% or Libor plus 8.25% and has a final maturity of December 21, 2017.

          On December 21, 2012, we made a $12,000 senior secured first-lien follow-on investment in FPG, a supplier of branded consumer and commercial products sold to the retail, foodservice, and hospitality sectors. The first lien note bears interest in cash at the greater of 12.0% or Libor plus 11.0% and has a final maturity of January 20, 2017.

          On December 24, 2012, we made a follow-on secured debt investment of $5,000 in New Star. The second lien note bears interest in cash at the greater of 11.5% or Libor plus 8.5% and interest in kind of 1.0%, and has a final maturity of February 2, 2018.

          On December 24, 2012, we made a $7,000 second-lien secured investment in Aderant, a leading provider of enterprise software solutions to professional services organizations. The first lien note bears interest in cash at the greater of 11.0% or PRIME plus 7.75% and has a final maturity of June 20, 2019.

          On December 28, 2012, we made a $9,500 second-lien secured investment in APH, to acquire Abbington Pointe, Inc., a multi-family property in Marietta, Georgia. We invested $3,193 of equity and $6,400 of debt in APH. The second lien note bears interest in cash at the greater of 10.5% or Libor plus 8.50% and interest in kind of 2.0% and has a final maturity of October 24, 2020.

          On December 28, 2012, we made a $5,000 second-lien secured investment in TransFirst, a payments processing firm that provides electronic credit card authorization to merchants located throughout the United States. The second lien note bears interest in cash at the greater of 11.0% or Libor plus 9.75% and has a final maturity of June 27, 2018.

          On December 28, 2012, we completed a $47,900 recapitalization of Credit Central, a branch-based provider of installment loans. Through the recapitalization, we acquired a controlling interest in Credit Central for $38,082 in cash and 897,906 unregistered shares of our common stock. The first lien note bears interest in cash at the greater of 20.0% or Libor plus 18.50% and has a final maturity of December 31, 2020.

          On December 28, 2012, we made a $3,600 follow-on subordinated unsecured investment in Ajax. The unsecured note bears interest in cash at the greater of 11.5% or Libor plus 8.50% and interest in kind of 6.00% and has a final maturity of December 31, 2017.

          On December 28, 2012, we made a $30,000 first-lien senior secured investment to support the recapitalization of Spartan, a leading provider of thru tubing and flow control services to oil and gas companies. The first lien note bears interest in cash at the greater of 10.5% or Libor plus 9.0% and has a final maturity of December 28, 2017.

          On December 31, 2012, we provided $32,000 senior secured loan to support the acquisition of System One, a leading provider of professional staffing services, by investment funds managed by MidOcean Partners. The first lien note bears interest in cash at the greater of 11.0% or Libor plus 9.5% and has a final maturity of December 31, 2018.

          On December 31, 2012, we funded a recapitalization of Valley with $52,098 of combined debt and equity financing. Through the recapitalization, we acquired a controlling interest in Valley for $7,449 in cash and 4,141,547 unregistered shares of our common stock. The first lien note issued to Valley bears interest in cash at the greater of 8.0% or Libor plus 5.0% and interest in kind of 2.5%, and has a final maturity of December 31, 2017. The first lien note issued to Valley Electric Holdings bears interest in cash at the greater of 9.0% or Libor plus 6.0% and interest in kind of 9.0%, and has a final maturity of December 31, 2018.

          On December 31, 2012, we provided $70,000 of secured second-lien debt financing for the acquisition of Thomson Reuters Property Tax Services by Ryan. The second lien note bears interest in cash at the greater of 12.0% or Libor plus 9.0% and interest in kind of 3.0%, and has a final maturity of June 30, 2018.

        During the six months ended December 31, 2012, we closed-out fifteen positions which are briefly described below.

          On July 24, 2012, we sold our 3,821 shares of Iron Horse Coiled Tubing, Inc. ("Iron Horse") common stock in connection with the exercise of an equity buyout option, receiving $2,040 of net proceeds and realizing a gain of approximately $1,772 on the sale.

          On August 3, 2012, Pinnacle Treatment Centers, Inc. repaid the $17,475 loan receivable to us.

          On August 10, 2012, U.S. HealthWorks Holding Company, Inc. repaid the $25,000 loan receivable to us.

          On September 20, 2012, Fischbein, LLC repaid the $3,425 loan receivable to us.

          On October 5, 2012, Northwestern repaid the $15,092 loan receivable to us and we sold our 50 shares of Northwestern common stock for total proceeds of $2,233, realizing a gain of $1,862.

          On October 16, 2012, Blue Coat repaid the $25,000 loan receivable to us.

          On October 18, 2012, Hi-Tech repaid the $7,200 loan receivable to us.

          On October 19, 2012, Mood Media Corporation repaid the $15,000 loan receivable to us.

          On October 31, 2012, Shearer's repaid the $37,999 loan receivable to us.

          On November 7, 2012, we redeemed our membership interests in Mistral Chip Holdings, LLC, Mistral Chip Holdings 2, LLC and Mistral Chip Holdings 3, LLC in connection with the sale of Shearer's Foods, Inc., receiving $6,022 of net proceeds and realizing a gain of approximately $2,027 on the redemption.

          On November 8, 2012, Potters repaid the $15,000 loan receivable to us.

          On November 15, 2012, Renaissance repaid the $6,000 loan receivable to us.

          On December 3, 2012, VanDeMark repaid the $29,658 loan receivable to us.

          On December 7, 2012, Hudson repaid the $6,267 loan receivable to us.

          On December 21, 2012, STP repaid the $23,162 loan receivable to us.

          On December 21, 2012, Safe-Guard repaid the $83,242 loan receivable to us.

        In addition to the repayments noted above, during the six months ended December 31, 2012 we received principal amortization payments of $8,698 on several loans, and $38,175 of partial prepayments primarily related to Byrider Systems Acquisition Corp, Capstone Logistics, LLC ("Capstone"), Cargo Airport Services USA, LLC, Energy Solutions, NMMB and Northwestern.

        During the three and six months ended December 31, 2012, we recognized $655 and $939 of interest income due to purchase discount accretion from the assets acquired from Patriot Capital Funding, Inc. ("Patriot"). Included in the $655 recorded during the three months ended December 31, 2012 is $285 of normal accretion and $370 of accelerated accretion resulting from the repayment of Hudson. Included in the $939 recorded during the six months ended December 31, 2012 is $569 of normal accretion and $370 of accelerated accretion resulting from the repayment of Hudson.

        As of December 31, 2012, $1,082 of purchase discount from the assets acquired from Patriot remains to be accreted as interest income, of which $271 is expected to be amortized during the three months ending March 31, 2013.

        During the three and six months ended December 31, 2011, we recognized $1,548 and $2,385 of interest income due to purchase discount accretion from the assets acquired from Patriot, respectively. Included in the $1,548 recorded during the three months ended December 31, 2011 is $854 of normal accretion and $694 of accelerated accretion resulting from the repayment of Mac & Massey Holdings, LLC ("Mac & Massey"). Included in the $2,385 recorded during the six months ended December 31, 2011 is $1,691 of normal accretion and $694 of accelerated accretion resulting from the repayment of Mac & Massey.

        The following is a quarter-by-quarter summary of our investment activity:

Quarter-End	Acquisitions(1)	Dispositions(2)
December 31, 2012	$772,125	$349,269
September 30, 2012	747,937	158,123
June 30, 2012	573,314	146,292
March 31, 2012	170,073	188,399
December 31, 2011	154,697	120,206
September 30, 2011	222,575	46,055
June 30, 2011	312,301	71,738
March 31, 2011	359,152	78,571
December 31, 2010	140,933	67,405
September 30, 2010	140,951	68,148
June 30, 2010	88,973	39,883
March 31, 2010	59,311	26,603
December 31, 2009(3)	210,438	45,494
September 30, 2009	6,066	24,241
June 30, 2009	7,929	3,148
March 31, 2009	6,356	10,782
December 31, 2008	13,564	2,128
September 30, 2008	70,456	10,949
June 30, 2008	118,913	61,148
March 31, 2008	31,794	28,891
December 31, 2007	120,846	19,223
September 30, 2007	40,394	17,949
June 30, 2007	130,345	9,857
March 31, 2007	19,701	7,731
December 31, 2006	62,679	17,796
September 30, 2006	24,677	2,781
June 30, 2006	42,783	5,752
March 31, 2006	15,732	901
December 31, 2005	—	3,523
September 30, 2005	25,342	—
June 30, 2005	17,544	—
March 31, 2005	7,332	—
December 31, 2004	23,771	32,083
September 30, 2004	30,371	—

Since inception	$4,769,375	$1,665,069

(1)
Includes new deals, additional fundings, refinancings and PIK interest.

(2)
Includes scheduled principal payments, prepayments and refinancings.

(3)
The $210,438 of acquisitions for the quarter ended December 31, 2009 includes $207,126 of portfolio investments acquired from Patriot.

        In determining the fair value of our portfolio investments at December 31, 2012 the Audit Committee considered valuations from the independent valuation firms and from management having an aggregate range of $2,933,332 to $3,175,164, excluding money market investments.

        In determining the range of value for debt instruments, management and the independent valuation firms generally shadow rated the investment and then based upon the range of ratings,

determined appropriate yields to maturity for a loan rated as such. A discounted cash flow analysis was then prepared using the appropriate yield to maturity as the discount rate, yielding the ranges. For equity investments, the enterprise value was determined by applying EBITDA multiples for similar recent investment sales. For stressed equity investments, a liquidation analysis was prepared.

        In determining the range of value for our investments in CLOs, management and the independent valuation firms used discounted cash flow models. The valuations were accomplished through the analysis of the CLO deal structures to identify the risk exposures from the modeling point of view. For each security, the most appropriate valuation approach was chosen from alternative approaches to ensure the most accurate valuation for each security. A discounted cash flow model is prepared, utilizing a waterfall engine to store the collateral data, generate collateral cash flows from the assets, and distributes the cash flow to the liability structure based on the payment priorities, and discount them back using proper discount rates that incorporate all the risk factors.

        The Board of Directors looked at several factors in determining where within the range to value the asset including: recent operating and financial trends for the asset, independent ratings obtained from third parties, comparable multiples for recent sales of companies within the industry and discounted cash flow models for our investments in CLOs. The composite of all these analysis, applied to each investment, was a total valuation of $3,044,279, excluding money market investments.

        Our portfolio companies are generally lower middle market companies, outside of the financial sector, with less than $150,000 of annual EBITDA. We believe our market has experienced less volatility than others because we believe there are more buy and hold investors who own these less liquid investments.

        Control investments offer increased risk and reward over straight debt investments. Operating results and changes in market multiples can result in dramatic changes in values from quarter to quarter. Significant downturns in operations can further result in our looking to recoveries on sales of assets rather than the enterprise value of the investment. Several control investments in our portfolio are under enhanced scrutiny by our senior management and our Board of Directors and are discussed below.

AIRMALL USA, Inc.

        AIRMALL is a leading developer and manager of airport retail operations. AIRMALL has developed and presently manages all or substantially all of the retail operations and food and beverage concessions at Baltimore/Washington International Thurgood Marshall Airport (BWI), Boston Logan International Airport (BOS), Cleveland Hopkins International Airport (CLE) and Pittsburgh International Airport (PIT). AIRMALL does so pursuant to long-term, infrastructure-like contracts with the respective municipal agencies that own and operate the airports.

        On July 30, 2010, we invested $52,420 of combined debt and equity as follows: $30,000 senior term loan, $12,500 senior subordinated note and $9,920 preferred equity. We own 100% of AIRMALL's equity securities. AIRMALL's financial performance has been consistent since the acquisition and we continue to monitor the medium to long-term growth prospects for the company.

        The Board of Directors increased the fair value of our investment in AIRMALL to $49,752 as of December 31, 2012, a discount of $1,718 from its amortized cost, compared to the $3,788 unrealized depreciation recorded at June 30, 2012.

Ajax Rolled Ring & Machine, Inc.

        Ajax forges large seamless steel rings on two forging mills in the company's York, South Carolina facility. The rings are used in a range of industrial applications, including in construction equipment and power turbines. Ajax also provides machining and other ancillary services.

        We acquired a controlling equity interest in Ajax in a recapitalization of Ajax that was closed on April 4, 2008. We funded $22,000 of senior secured term debt, $11,500 of subordinated term debt and $6,300 of equity as of that closing. During the fiscal year ended June 30, 2010, we funded an additional $3,530 of secured subordinated debt to refinance a third-party revolver provider and provide working capital. Ajax repaid $3,461 of this secured subordinated debt during the quarter ended September 30, 2010. During the quarter ended December 31, 2012, we funded an additional $3,600 of unsecured debt to refinance first-lien debt held by Wells Fargo. As of December 31, 2012, we control 78.01% of the fully-diluted common and preferred equity. The principal balance of our senior debt to Ajax was $19,910 and our subordinated debt was $18,635 as of December 31, 2012.

        The Board of Directors increased the fair value of our investment in Ajax to $43,416 as of December 31, 2012, a reduction of $1,186 from its amortized cost, compared to the $11,151 unrealized appreciation recorded at June 30, 2012.

Energy Solutions Holdings Inc. (f/k/a Gas Solutions Holdings, Inc.)

        Energy Solutions owns interests in other companies operating in the energy sector. These include operating offshore supply vessels and ownerships of a non-operating biomass plant and several coal mines. Energy Solutions subsidiaries formerly owned interests in a gas gathering and processing system in east Texas.

        In December 2011, we completed a reorganization of Gas Solutions Holdings, Inc. renaming the company Energy Solutions and transferring ownership of other operating companies owned by us and operating within the energy industry with the intent of strategically expanding Energy Solutions operations across energy sectors. As part of the reorganization, we transferred our equity interests in CCEHI, CCEI, Freedom Marine and Yatesville to Energy Solutions. On December 28, 2011, we made a follow-on investment of $4,750 to support the acquisition of a new vessel by Vessel Holdings LLC, a subsidiary of Freedom Marine.

        On January 4, 2012, Energy Solutions sold its gas gathering and processing assets ("Gas Solutions") for a sale price of $199,805, adjusted for the final working capital settlement, including a potential earnout of $28,000 that may be paid based on the future performance of Gas Solutions. A portion of our loans to Energy Solutions remains outstanding and Energy Solutions will continue as a portfolio company of Prospect managing other energy-related subsidiaries. During the quarter ended December 31, 2012, Energy Solutions repaid $20,000 of senior secured debt. We received a $14,144 make-whole fee for early repayment of the outstanding loan, which was recorded as interest income during the three months ended December 31, 2012. The cash balances of Energy Solutions continue to collateralize our remaining loan positions. As of December 31, 2012, these cash balances were $32,187, of which $5,007 is currently held in escrow.

        In determining the value of Energy Solutions, we have utilized two valuation techniques to determine the value of the investment. Our Board of Directors has determined the value to be $39,900 for our debt and equity positions at December 31, 2012 based upon a combination of a current value method for the cash balances of Energy Solutions and a liquidation analysis for our interests in CCEHI, CCEI, Freedom Marine and Yatesville. At December 31, 2012 and June 30, 2012, Energy Solutions, including the underlying portfolio companies affected by the reorganization, was valued at $2,870 and $63,623 above its amortized cost, respectively. We received distributions of $20,570 and $53,820 from Energy Solutions that were recorded as dividend income during the three and six months ended December 31, 2012, respectively.

First Tower Holdings of Delaware LLC

        First Tower is a multiline specialty finance company based in Flowood, Mississippi with over 150 branch offices.

        On June 15, 2012, we acquired 80.1% of First Tower, LLC ("First Tower") businesses for $110,200 in cash and 14,518,207 unregistered shares of our common stock. Based on our share price of $11.06 at the time of issuance, we acquired our 80.1% interest in First Tower for approximately $270,771. As consideration for our investment, First Tower Delaware, which is 100% owned by us, recorded a secured revolving credit facility to us of $244,760 and equity of $43,193. First Tower Delaware owns 80.1% of First Tower Holdings LLC, the holding company of First Tower. The assets of First Tower acquired include, among other things, the subsidiaries owned by First Tower, which hold finance receivables, leaseholds, and tangible property associated with First Tower's businesses. During the three months ended June 30, 2012, we received $8,075 in structuring fee income. During the three months ended December 31, 2012, we funded an additional $20,000 of senior secured debt to support seasonally high demand during the holiday season. As of December 31, 2012, First Tower had total assets of approximately $482,396 including $435,038 of finance receivables net of unearned charges. As of December 31, 2012, First Tower's total debt outstanding to parties senior to us was $257,096.

        The Board of Directors increased the fair value of our investment in First Tower to $310,409 as of December 31, 2012, a premium of $2,456 to its amortized cost, compared to $287,953 as of June 30, 2012, equal to its amortized cost at that time.

The Healing Staff, Inc.

        During the three months ended December 31, 2012, we determined that the impairment of Integrated Contract Services, Inc. ("ICS") was other-than-temporary and recorded a realized loss of $12,198 for the amount that the amortized cost exceeded the fair market value. Our remaining investments are in THS and Vets Securing America ("VSA"), wholly owned subsidiaries of ICS with ongoing operations. THS provides outsourced medical staffing and security staffing services to governmental and commercial enterprises. VSA provides out-sourced security guards staffed primarily using retired military and police department veterans.

        During September and October 2007, we provided $1,170 to THS for working capital through our investment in ICS. In January 2009, we foreclosed on the real and personal property of ICS. Through this foreclosure process, we gained 100% ownership of THS. As part of its strategy to diversify its revenues THS started VSA as a new business in the latter part of 2009. During the year ended June 30, 2011 and the six months ended December 31, 2011, we made follow-on secured debt investments of $1,708 and $874, respectively, to support the ongoing operations of THS and VSA. In early May 2012, we made short-term secured debt investments of $118 and $42, respectively, to support the operations of THS and VSA, which short term debt was repaid in early June 2012. We made no additional fundings during the six months ended June 30, 2012. In May 2012, in connection with the implementation of accounts receivable based funding programs for THS and VSA with a third party provider we agreed to subordinate our first priority security interest in all of the accounts receivable and other assets of THS and VSA to the third party provider of that accounts receivable based funding.

        Based upon an analysis of the liquidation value of assets, our Board of Directors determined the fair value of our investment in THS and VSA to be zero at December 31, 2012 and June 30, 2012, respectively, a reduction of $3,750 from its amortized cost.

Manx Energy, Inc.

        Manx was formed for the purpose of rolling up the assets of two existing Prospect portfolio companies, Coalbed, LLC ("Coalbed") and Appalachian Energy Holdings, LLC ("AEH"), bringing them under new management, restructuring the outstanding debt, and infusing additional capital to allow for future growth. Coalbed is the owner of 100% of the outstanding equity interests of Coalbed Pipelines, LLC and Coalbed Operator, LLC. Coalbed was formed in October 2009 to acquire our outstanding senior secured loan and assigned interests in Conquest Cherokee, LLC ("Conquest"). Conquest's assets consisted primarily of coalbed methane reserves in the Cherokee Basin. AEH was formed in 2006 and is the owner of 100% of the outstanding equity interests of East Cumberland L.L.C., a provider of outsourced mine site development and construction services for coal production companies operating in Southern Appalachia, and C&S Oilfield and Pipeline Construction, a provider of support services to companies engaged in the exploration and production of oil and natural gas.

        On January 19, 2010, we modified the terms of our senior secured debt in AEH and Coalbed in conjunction with the formation of Manx, a new entity consisting of the assets of AEH, Coalbed and Kinley Exploration LLC. The assets of the three companies were combined under new common management. We funded $2,800 at closing to Manx to provide for working capital. A portion of our loans to AEH and Coalbed was exchanged for Manx preferred equity, while our AEH equity interest was converted into Manx common stock. There was no change to fair value at the time of restructuring, and we continue to fully reserve any income accrued for Manx. During the year ended June 30, 2011, we made a follow-on secured debt investments of $750 in Manx to support ongoing operations. On June 30, 2012, Manx assigned the membership interests of Coalbed and AEH to Wolf Energy Holdings, Inc. ("Wolf"), a newly-formed company owned by us.

        The Board of Directors decreased the fair value of our investment in Manx to zero as of December 31, 2012 and June 30, 2012, respectively, a reduction of $11,027 from its amortized cost.

Wolf Energy Holdings, Inc.

        Wolf is a holding company formed to hold 100% of the outstanding membership interests of each of Coalbed and AEH. The membership interests of Coalbed and AEH, which were previously owned by Manx, were assigned to Wolf effective June 30, 2012. The purpose of assignment was to remove those activities from Manx deemed non-core by the Manx convertible debt investors who were not interested in funding those operations. In addition, effective June 29, 2012 C&J Cladding Holding Company, Inc. ("C&J") merged with and into Wolf, with Wolf as the surviving entity. At the time of the merger, C&J held the remaining undistributed proceeds from the sale of its membership interests in C&J Cladding, LLC. The merger was effectuated in connection with the broader simplification of our energy investment holdings.

        The Board of Directors increased the fair value of our investment in Wolf to $939 as of December 31, 2012, a reduction of $7,052 from its amortized cost, compared to the $7,991 unrealized depreciation recorded at June 30, 2012.

        Equity positions in the portfolio are susceptible to potentially significant changes in value, both increases as well as decreases, due to changes in operating results. One of our portfolio companies, Ajax, experienced such volatility and experienced meaningful fluctuations in valuation during the six months ended December 31, 2012. The valuation of Ajax decreased due to declining operating results. The value of our equity position in Ajax decreased to $4,871 as of December 31, 2012, a discount of $1,186 to its cost, compared to the $11,151 unrealized gain recorded at June 30, 2012. Seven of the other controlled investments have been valued at discounts to the original investment. Six of the control investments are valued at the original investment amounts or higher. Overall, at December 31, 2012, the control investments are valued at $16,980 below their amortized cost.

        We hold three affiliate investments at December 31, 2012. The affiliate investments reported strong operating results with valuations remaining relatively consistent from June 30, 2012. Overall, at December 31, 2012, affiliate investments are valued at $393 above their amortized cost.

        With the Non-control/Non-affiliate investments, generally, there is less volatility related to our total investments because our equity positions tend to be smaller than with our control/affiliate investments, and debt investments are generally not as susceptible to large swings in value as equity investments. For debt investments, the fair value is limited on the high side to each loan's par value, plus any prepayment premia that could be imposed. Many of the debt investments in this category have not experienced a significant change in value, as they were previously valued at or near par value. Non-control/Non-affiliate investments did not experience significant changes in valuation and are generally performing as expected or better than expected. As of December 31, 2012 and June 30, 2012, three of our Non-control/Non-affiliate investments, H&M Oil & Gas, LLC ("H&M"), Stryker Energy, LLC ("Stryker") and Wind River Resources Corp. and Wind River II Corp. ("Wind River"), are valued at a significant discount to amortized cost, due to significant decreases in the operating results of the operating companies. Overall, at December 31, 2012, other Non-control/Non-affiliate investments are valued at $17,784 above their amortized cost, excluding our investments in H&M, Stryker and Wind River, as the remaining companies are generally performing as or better than expected.

Capitalization

        Our investment activities are capital intensive and the availability and cost of capital is a critical component of our business. We capitalize our business with a combination of debt and equity. Our debt currently consists of a revolving credit facility availing us of the ability to borrow debt subject to borrowing base determinations and Senior Convertible Notes which we issued in December 2010, February 2011, April 2012, August 2012 and December 2012, Senior Unsecured Notes, and Prospect Capital InterNotes®, which we may issue from time to time, and our equity capital, which is comprised entirely of common equity. The following table shows the Revolving Credit Facility, Senior Convertible Notes, Senior Unsecured Notes and InterNotes® amounts and outstanding borrowings at December 31, 2012 and June 30, 2012:

	As of December 31, 2012		As of June 30, 2012
	Maximum Draw Amount	Amount Outstanding	Maximum Draw Amount	Amount Outstanding
Revolving Credit Facility	$552,500	$—	$492,500	$96,000
Senior Convertible Notes	$847,500	$847,500	$447,500	$447,500
Senior Unsecured Notes	$100,000	$100,000	$100,000	$100,000
InterNotes®	$164,993	$164,993	$20,638	$20,638

        The following table shows the contractual maturity of our Revolving Credit Facility, Senior Convertible Notes, Senior Unsecured Notes and InterNotes® at December 31, 2012:

	Payments Due by Period
	Total	Less than 1 year	1-3 Years	3-5 Years	After 5 Years
Revolving Credit Facility	$—	$—	$—	$—	$—
Senior Convertible Notes	847,500	—	150,000	297,500	400,000
Senior Unsecured Notes	100,000	—	—	—	100,000
InterNotes®	164,993	—	—	—	164,993

Total contractual obligations	$1,112,493	$—	$150,000	$297,500	$664,993

        We have and expect to continue to fund a portion of our cash needs through borrowings from banks, issuances of senior securities, including secured, unsecured and convertible debt securities, or issuances of common equity. For flexibility, we maintain a universal shelf registration statement that allows for the public offering and sale of our debt securities, common stock, preferred stock and warrants to purchase such securities in an amount up to $3,000,000 less issuances to date. As of December 31, 2012 we can issue up to $2,546,746 of additional debt and equity securities in the public market under this shelf registration. We may from time to time issue securities pursuant to the shelf registration statement or otherwise pursuant to private offerings. The issuance of debt or equity securities will depend on future market conditions, funding needs and other factors and there can be no assurance that any such issuance will occur or be successful.

Revolving Credit Facility

        On June 11, 2010, we closed an extension and expansion of our existing credit facility with a syndicate of lenders through PCF (the "2010 Facility"). The 2010 Facility, which had $325,000 total commitments as of June 30, 2011, included an accordion feature which allowed the Syndicated Facility to accept up to an aggregate total of $400,000 of commitments, a limit which was met on September 1, 2011. Interest on borrowings under the 2010 Facility was one-month Libor plus 325 basis points, subject to a minimum Libor floor of 100 basis points. Additionally, the lenders charged a fee on the unused portion of the 2010 Facility equal to either 75 basis points if at least half of the credit facility is used or 100 basis points otherwise.

        On March 27, 2012, we renegotiated the Syndicated Facility and closed on an expanded five-year $650,000 revolving credit facility (the "2012 Facility"). The lenders have extended commitments of $552,500 under the 2012 Facility as of December 31, 2012. The 2012 Facility includes an accordion feature which allows commitments to be increased up to $650,000 in the aggregate. The revolving period of the 2012 Facility extends through March 2015, with an additional two year amortization period (with distributions allowed) after the completion of the revolving period. During such two year amortization period, all principal payments on the pledged assets will be applied to reduce the balance. At the end of the two year amortization period, the remaining balance will become due, if required by the lenders.

        The 2012 Facility contains restrictions pertaining to the geographic and industry concentrations of funded loans, maximum size of funded loans, interest rate payment frequency of funded loans, maturity dates of funded loans and minimum equity requirements. The 2012 Facility also contains certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, violation of which could result in the early termination of the 2012 Facility. The 2012 Facility also requires the maintenance of a minimum liquidity requirement. At December 31, 2012, we were in compliance with the applicable covenants.

        Interest on borrowings under the 2012 Facility is one-month Libor plus 275 basis points with no minimum Libor floor. Additionally, the lenders charge a fee on the unused portion of the 2012 Facility equal to either 50 basis points if at least half of the credit facility is drawn or 100 basis points otherwise. The 2012 Facility requires us to pledge assets as collateral in order to borrow under the credit facility. As of December 31, 2012 and June 30, 2012, we had $277,127 and $451,252, respectively, available to us for borrowing under our 2012 Facility, of which the amount outstanding was zero and $96,000, respectively. As additional investments that are eligible are transferred to PCF and pledged under the 2012 Facility, PCF will generate additional availability up to the commitment amount of $552,500. At December 31, 2012, the investments used as collateral for the 2012 Facility had an aggregate market value of $642,128, which represents 27.6% of our net assets. These assets have been transferred to PCF, a bankruptcy remote special purpose entity, which owns these investments and as such, these investments are not available to our general creditors. PCF, a bankruptcy remote special purpose entity and our wholly-owned subsidiary, holds all of these investments at market value as of December 31, 2012. The release of any assets from PCF requires the approval of the facility agent.

        In connection with the origination and amendments of the 2012 Facility, we incurred $11,126 of fees, including $1,319 of fees carried over from the previous facility, which are being amortized over the term of the facility in accordance with ASC 470-50, Debt Modifications and Extinguishments, of which $8,646 remains to be amortized.

        During the three months ended December 31, 2012 and December 31, 2011, we recorded $2,227 and $4,689 of interest costs and amortization of financing costs on the Syndicated Facility as interest expense, respectively. During the six months ended December 31, 2012 and December 31, 2011, we recorded $4,395 and $8,299 of interest costs and amortization of financing costs on the Syndicated Facility as interest expense, respectively.

Senior Convertible Notes

        On December 21, 2010, we issued $150,000 in aggregate principal amount of our 6.25% senior convertible notes due 2015 ("2015 Notes") for net proceeds following underwriting expenses of approximately $145,200. Interest on the 2015 Notes is paid semi-annually in arrears on June 15 and December 15, at a rate of 6.25% per year, commencing June 15, 2011. The 2015 Notes mature on December 15, 2015 unless converted earlier. The 2015 Notes are convertible into shares of common stock at an initial conversion rate and conversion rate at December 31, 2012 of 88.0902 and 88.1429 shares of common stock, respectively, per $1 principal amount of 2015 Notes, which is equivalent to a conversion price of approximately $11.35 per share of common stock, subject to adjustment in certain circumstances. The conversion price in effect at December 31, 2012 was last calculated on the anniversary of the issuance (December 21, 2012) and will next be adjusted on the next anniversary, unless the exercise price shall have changed by more than 1% before the anniversary. The conversion rate for the 2015 Notes is increased if monthly cash dividends paid to common shares exceed the rate of $0.101125 cents per share, subject to adjustment.

        On February 18, 2011, we issued $172,500 in aggregate principal amount of our 5.50% senior convertible notes due 2016 ("2016 Notes") for net proceeds following underwriting expenses of approximately $167,325. Between January 30, 2012 and February 2, 2012, we repurchased $5,000 of our 2016 Notes at a price of 97.5% of par, including commissions. The transactions resulted in our recognizing $10 of loss in the year ended June 30, 2012. Interest on the remaining $167,500 of 2016 Notes is paid semi-annually in arrears on February 15 and August 15, at a rate of 5.50% per year, commencing August 15, 2011. The 2016 Notes mature on August 15, 2016 unless converted earlier. The 2016 Notes are convertible into shares of common stock at an initial conversion rate and conversion rate at December 31, 2012 of 78.3699 and 78.3835 shares, respectively, of common stock per $1 principal amount of 2016 Notes, which is equivalent to a conversion price of approximately $12.76 per share of common stock, subject to adjustment in certain circumstances. The conversion price in effect at December 31, 2012 was last calculated on the anniversary of the issuance (February 14, 2012) and will next be adjusted on the next anniversary, unless the exercise price shall have changed by more than 1% before the anniversary. The conversion rate for the 2016 Notes is increased when monthly cash dividends paid to common shares exceed the monthly dividend rate of $0.101150 per share.

        On April 16, 2012, we issued $130,000 in aggregate principal amount of our 5.375% senior convertible notes due 2017 ("2017 Notes") for net proceeds following underwriting expenses of approximately $126,035. Interest on the 2017 Notes is paid semi-annually in arrears on October 15 and April 15, at a rate of 5.375% per year, commencing October 15, 2012. The 2017 Notes mature on October 15, 2017 unless converted earlier. The 2017 Notes are convertible into shares of common stock at an initial conversion rate and conversion rate at December 31, 2012 of 85.8442 shares of common stock per $1 principal amount of 2017 Notes, which is equivalent to a conversion price of approximately $11.65 per share of common stock, subject to adjustment in certain circumstances. The conversion price has not been adjusted since the issuance (April 16, 2012) and will next be adjusted on the first anniversary, unless the exercise price shall have changed by more than 1% before the anniversary. The conversion rate for the 2017 Notes is increased when monthly cash dividends paid to common shares exceed the monthly dividend rate of $0.101500 per share.

        On August 14, 2012, we issued $200,000 in aggregate principal amount of our 5.75% senior convertible notes due 2018 ("2018 Notes") for net proceeds following underwriting expenses of approximately $193,600. Interest on the 2018 Notes is paid semi-annually in arrears on March 15 and September 15, at a rate of 5.75% per year, commencing March 15, 2013. The 2018 Notes mature on March 15, 2018 unless converted earlier. The 2018 Notes are convertible into shares of common stock at an initial conversion rate and conversion rate at December 31, 2012 of 82.3451 shares of common stock per $1 principal amount of 2018 Notes, which is equivalent to a conversion price of approximately $12.14 per share of common stock, subject to adjustment in certain circumstances. The conversion price has not been adjusted since the issuance (August 14, 2012) and will next be adjusted on the first anniversary, unless the exercise price shall have changed by more than 1% before the anniversary. The conversion rate for the 2018 Notes is increased when monthly cash dividends paid to common shares exceed the monthly dividend rate of $0.101600 per share.

        On December 21, 2012, we issued $200,000 in aggregate principal amount of 5.875% senior convertible notes due 2019 (the "2019 Notes") for net proceeds following underwriting and other expenses of approximately $193,600. Interest on the 2019 Notes is paid semi-annually in arrears on January 15 and July 15, at a rate of 5.875% per year, commencing July 15, 2013. The 2019 Notes mature on January 15, 2019 unless converted earlier. The 2019 Notes are convertible into shares of common stock at an initial conversion rate and conversion rate at December 31, 2012 of 79.7766 shares of common stock per $1 principal amount of 2019 Notes, which is equivalent to a conversion price of approximately $12.54 per share of common stock, subject to adjustment in certain circumstances. The conversion price has not been adjusted since the issuance (December 21, 2012) and will next be adjusted on the first anniversary, unless the exercise price shall have changed by more than 1% before the anniversary. The conversion rate for the 2019 Notes is increased when monthly cash dividends paid to common shares exceed the monthly dividend rate of $0.110025 per share.

        In no event will the total number of shares of common stock issuable upon conversion exceed 96.8992 per $1 principal amount of the 2015 Notes (the "conversion rate cap"), except that, to the extent we receive written guidance or a no-action letter from the staff of the Securities and Exchange Commission (the "Guidance") permitting us to adjust the conversion rate in certain instances without regard to the conversion rate cap and to make the 2015 Notes convertible into certain reference property in accordance with certain reclassifications, business combinations, asset sales and corporate events by us without regard to the conversion rate cap, we will make such adjustments without regard to the conversion rate cap and will also, to the extent that we make any such adjustment without regard to the conversion rate cap pursuant to the Guidance, adjust the conversion rate cap accordingly. We will use our commercially reasonable efforts to obtain such Guidance as promptly as practicable.

        Prior to obtaining the Guidance, we will not engage in certain transactions that would result in an adjustment to the conversion rate increasing the conversion rate beyond what it would have been in the absence of such transaction unless we have engaged in a reverse stock split or share combination transaction such that in our reasonable best estimation, the conversion rate following the adjustment for such transaction will not be any closer to the conversion rate cap than it would have been in the absence of such transaction.

        Upon conversion, unless a holder converts after a record date for an interest payment but prior to the corresponding interest payment date, the holder will receive a separate cash payment with respect to the Notes surrendered for conversion representing accrued and unpaid interest to, but not including the conversion date. Any such payment will be made on the settlement date applicable to the relevant conversion on the 2015 Notes and 2016 Notes (collectively, "Senior Convertible Notes").

        No holder of Senior Convertible Notes will be entitled to receive shares of our common stock upon conversion to the extent (but only to the extent) that such receipt would cause such converting holder to become, directly or indirectly, a beneficial owner (within the meaning of Section 13(d) of the

Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder) of more than 5.0% of the shares of our common stock outstanding at such time. The 5.0% limitation shall no longer apply following the effective date of any fundamental change. We will not issue any shares in connection with the conversion or redemption of the Notes which would equal or exceed 20% of the shares outstanding at the time of the transaction in accordance with NASDAQ rules.

        Subject to certain exceptions, holders may require us to repurchase, for cash, all or part of their Notes upon a fundamental change at a price equal to 100% of the principal amount of the Notes being repurchased plus any accrued and unpaid interest up to, but excluding, the fundamental change repurchase date. In addition, upon a fundamental change that constitutes a non-stock change of control we will also pay holders an amount in cash equal to the present value of all remaining interest payments (without duplication of the foregoing amounts) on such Senior Convertible Notes through and including the maturity date.

        In connection with the issuance of the Senior Convertible Notes, we incurred $27,327 of fees which are being amortized over the term of the notes in accordance with ASC 470-50, Debt Modifications and Extinguishments, of which $22,753 remains to be amortized and is included within deferred financing costs on the consolidated statements of assets and liabilities.

        During the three months ended December 31, 2012 and December 31, 2011, we recorded $10,564 and $5,070 of interest costs and amortization of financing costs on the Senior Convertible Notes as interest expense. During the six months ended December 31, 2012 and December 31, 2011, we recorded $19,231 and $10,420 of interest costs and amortization of financing costs on the Senior Convertible Notes as interest expense, respectively.

Senior Unsecured Notes

        On May 1, 2012, we issued $100,000 in aggregate principal amount of 6.95% senior unsecured notes due 2022 for net proceeds net of offering expenses of $97,000 (the "2022 Notes"). Interest on the 2022 Notes is paid quarterly in arrears on August 15, November 15, February 15 and May 15, at a rate of 6.95% per year, commencing on August 15, 2012. The 2022 Notes mature on November 15, 2022. These notes will be our direct unsecured obligations and rank equally with all of our unsecured senior indebtedness from time to time outstanding.

        In connection with the issuance of the 2022 Notes, we incurred $3,337 of fees which are being amortized over the term of the notes in accordance with ASC 470-50, Debt Modifications and Extinguishments, of which $3,172 remains to be amortized and is included within deferred financing costs on the consolidated statements of assets and liabilities.

        During the three and six months ended December 31, 2012, we recorded $1,814 and $3,621 of interest costs and amortization of financing costs on the 2022 Notes as interest expense, respectively.

Prospect Capital InterNotes®

        On February 16, 2012, we entered into a Selling Agent Agreement (the "Selling Agent Agreement") with Incapital LLC, as purchasing agent for our issuance and sale from time to time of up to $500,000 of Prospect Capital InterNotes® (the "InterNotes Offering"). Additional agents appointed by the Company from time to time in connection with the InterNotes Offering may become parties to the Selling Agent Agreement.

        These notes will be our direct unsecured senior obligations and will rank equally with all of our unsecured senior indebtedness from time to time outstanding. Each series of notes will be issued by a separate trust. These notes bear interest at fixed interest rates and offer a variety of maturities no less than twelve months from the original date of issuance.

        In connection with the issuance of the Prospect Capital InterNotes®, we incurred $4,566 of fees which are being amortized over the term of the notes in accordance with ASC 470-50, Debt Modifications and Extinguishments, of which $4,441 remains to be amortized and is included within deferred financing costs on the consolidated statements of assets and liabilities.

        During the six months ended December 31, 2012, we issued $144,355 in aggregate principal amount of our Prospect Capital InterNotes® for net proceeds of approximately $140,901.

        As of December 31, 2012, we have issued $164,993 in aggregate principal amount of our Prospect Capital InterNotes® for net proceeds of approximately $161,103. These notes were issued with stated interest rates ranging from 4.50% to 7.00% with a weighted average rate of 6.03%. These notes mature between June 15, 2019 and December 15, 2042. We issued an additional $18,003 in aggregate principal amount of our Prospect Capital InterNotes® subsequent to December 31, 2012. (See Recent Developments.)

        The bonds outstanding as of December 31, 2012 are:

Date of Issuance	Principal Amount	Interest Rate	Maturity Date
March 1, 2012	$4,000	7.00%	March 15, 2022
March 8, 2012	1,465	6.90%	March 15, 2022
April 5, 2012	4,000	6.85%	April 15, 2022
April 12, 2012	2,462	6.70%	April 15, 2022
April 26, 2012	2,054	6.50%	April 15, 2022
June 14, 2012	2,657	6.95%	June 15, 2022
June 28, 2012	4,000	6.55%	June 15, 2019
July 6, 2012	2,778	6.45%	July 15, 2019
July 12, 2012	5,673	6.35%	July 15, 2019
July 19, 2012	6,810	6.30%	July 15, 2019
July 26, 2012	5,667	6.20%	July 15, 2019
August 2, 2012	3,633	6.15%	August 15, 2019
August 9, 2012	2,830	6.15%	August 15, 2019
August 16, 2012	2,681	6.10%	August 15, 2019
August 23, 2012	8,401	6.05%	August 15, 2019
September 7, 2012	5,981	6.00%	September 15, 2019
September 13, 2012	5,879	5.95%	September 15, 2019
September 20, 2012	8,600	5.90%	September 15, 2019
September 27, 2012	8,946	5.85%	September 15, 2019
October 4, 2012	7,172	5.70%	October 15, 2019
November 23, 2012	10,018	5.13%	November 15, 2019
November 23, 2012	10,171	6.63%	November 15, 2042
November 29, 2012	3,736	5.00%	November 15, 2019
November 29, 2012	1,979	5.75%	November 15, 2032
November 29, 2012	6,266	6.50%	November 15, 2042
December 6, 2012	3,859	4.88%	December 15, 2019
December 6, 2012	1,127	5.63%	December 15, 2032
December 6, 2012	8,203	6.38%	December 15, 2042
December 13, 2012	1,822	4.75%	December 15, 2019
December 13, 2012	916	5.25%	December 15, 2030
December 13, 2012	3,474	6.25%	December 15, 2042
December 20, 2012	1,678	4.63%	December 15, 2019
December 20, 2012	1,314	5.13%	December 15, 2030
December 20, 2012	6,449	6.13%	December 15, 2042
December 28, 2012	1,980	4.50%	December 15, 2019
December 28, 2012	1,472	5.00%	December 15, 2030
December 28, 2012	4,840	6.00%	December 15, 2042

	$164,993

Net Asset Value

        During the six months ended December 31, 2012, we raised $827,989 of additional equity, net of offering costs, by issuing 74,915,012 shares of our common stock. The following table shows the calculation of net asset value per share as of December 31, 2012 and June 30, 2012:

	As of December 31, 2012	As of June 30, 2012
Net Assets	$2,326,635	$1,511,974
Shares of common stock outstanding	215,173,410	139,633,870

Net asset value per share	$10.81	$10.83

        At December 31, 2012, we had 215,173,410 shares of our common stock issued and outstanding.

Results of Operations

        Net increase in net assets resulting from operations for the three months ended December 31, 2012 and 2011 was $46,489 and $64,492, respectively, representing $0.24 and $0.59 per weighted average share, respectively. During the three months ended December 31, 2012, we experienced net unrealized and realized losses of $52,727 or approximately $0.27 per weighted average share primarily from reductions in the fair value of our investments in Ajax, Energy Solutions, H&M and R-V. Net investment income for the three months ended December 31, 2012 and 2011 was $99,216 and $36,508, respectively, representing $0.51 and $0.33 per weighted average share, respectively. This increase is primarily due to an increase in dividend income received from Energy Solutions and R-V. During the three months ended December 31, 2011, we experienced net unrealized and realized gains of $27,984 or approximately $0.26 per weighted average share primarily from significant write-ups of our investments in Energy Solutions and NRG Manufacturing, Inc. ("NRG"), and our sale of NRG common stock for which we realized a gain of $12,131. These instances of appreciation were partially offset by unrealized depreciation in Babson CLO Ltd 2011-I ("Babson 2011"), Biotronic, NMMB and Stryker.

        Net increase in net assets resulting from operations for the six months ended December 31, 2012 and 2011 was $93,738 and $104,392, respectively, representing $0.52 and $0.96 per weighted average share, respectively. During the six months ended December 31, 2012, we experienced net unrealized and realized losses of $79,505 or approximately $0.44 per weighted average share primarily from reductions in the fair value of our investments in Ajax, Energy Solutions, H&M and R-V. Net investment income for the six months ended December 31, 2012 and 2011 was $173,243 and $64,385, respectively, representing $0.97 and $0.59 per weighted average share, respectively. This increase is primarily due to an increase in dividend income received from Energy Solutions and R-V. During the six months ended December 31, 2011, we experienced net unrealized and realized gains of $40,007 or approximately $0.37 per weighted average share primarily from significant write-ups of our investments in Ajax, Energy Solutions, NRG and R-V, and our sale of NRG common stock for which we realized a gain of $12,131. These instances of unrealized appreciation were partially offset by unrealized depreciation in Biotronic and Stryker, and the impairment of Deb Shops, Inc. ("Deb Shops") due to bankruptcy for which we recorded a realized loss for the full amount of the amortized cost.

        While we seek to maximize gains and minimize losses, our investments in portfolio companies can expose our capital to risks greater than those we may anticipate. These companies are typically not issuing securities rated investment grade, have limited resources, have limited operating history, have concentrated product lines or customers, are generally private companies with limited operating information available and are likely to depend on a small core of management talents. Changes in any of these factors can have a significant impact on the value of the portfolio company.

Investment Income

        We generate revenue in the form of interest income on the debt securities that we own, dividend income on any common or preferred stock that we own, and fees generated from the structuring of new deals. Our investments, if in the form of debt securities, will typically have a term of one to ten years and bear interest at a fixed or floating rate. To the extent achievable, we will seek to collateralize our investments by obtaining security interests in our portfolio companies' assets. We also may acquire minority or majority equity interests in our portfolio companies, which may pay cash or in-kind dividends on a recurring or otherwise negotiated basis. In addition, we may generate revenue in other forms including prepayment penalties and possibly consulting fees. Any such fees generated in connection with our investments are recognized as earned.

        Investment income, which consists of interest income, including accretion of loan origination fees and prepayment penalty fees, dividend income and other income, including settlement of net profits interests, overriding royalty interests and structuring fees, was $166,035 and $67,263 for the three months ended December 31, 2012 and December 31, 2011, respectively. Investment income was $289,671 and $122,605 for the six months ended, December 31, 2012 and December 31, 2011, respectively. During the three and six months ended December 31, 2012, the increase in investment income is primarily the result of a larger income producing portfolio and the deployment of additional capital in revenue-producing assets through increased origination and increased dividends received from Energy Solutions and R-V.

        The following table describes the various components of investment income and the related levels of debt investments:

	For The Three Months Ended December 31,		For The Six Months Ended December 31,
	2012	2011	2012	2011
Interest income	$116,866	$46,136	$195,176	$88,523
Dividend income	31,955	19,029	68,163	26,079
Other income	17,214	2,098	26,332	8,003

Total investment income	$166,035	$67,263	$289,671	$122,605

Average principal of interest bearing investments	$2,536,141	$1,441,590	$2,341,813	$1,393,343

Weighted-average interest rate earned	18.03%	12.52%	16.31%	12.43%

        Average interest income producing assets have increased from $1,441,590 for the three months ended December 31, 2011 to $2,536,141 for the three months ended December 31, 2012. The average yield on interest bearing assets increased from 12.52% for the three months ended December 31, 2011 to 18.03% for the three months ended December 31, 2012. The increase in annual returns is primarily due to the acquisition of First Tower, an increase in our investment in CLOs and the $14,144 make-whole fee we received from Energy Solutions. Excluding these adjustments, our annual return would have been 13.47% for the three months ended December 31, 2012.

        Average interest income producing assets have increased from $1,393,343 for the six months ended December 31, 2011 to $2,341,813 for the six months ended December 31, 2012. The average yield on interest bearing assets increased from 12.43% for the six months ended December 31, 2011 to 16.31% for the six months ended December 31, 2012. The increase in annual returns is primarily due to the acquisition of First Tower, an increase in our investment in CLOs and the $14,144 make-whole fee we received from Energy Solutions. Excluding these adjustments, our annual return would have been 13.05% for the six months ended December 31, 2012.

        Investment income is also generated from dividends and other income. Dividend income increased from $19,029 for the three months ended December 31, 2011 to $31,955 for the three months ended December 31, 2012. Dividend income increased from $26,079 for the six months ended December 31, 2011 to $68,163 for the six months ended December 31, 2012. The increase in dividend income is primarily attributed to an increase in the level of dividends received during the respective three and six month periods from our investments in Energy Solutions and R-V. We received dividends from Energy Solutions of $20,570 and $10,800 during the three months ended December 31, 2012 and 2011, respectively. We received dividends from Energy Solutions of $53,820 and $14,300 during the six months ended December 31, 2012 and 2011, respectively. The sale of Gas Solutions by Energy Solutions has resulted in significant earnings and profits, as defined by the Internal Revenue Code, at Energy Solutions for calendar year 2012. As a result, distributions from Energy Solutions to us will be required to be recognized as dividend income, in accordance with ASC 946, Financial Services—Investment Companies, as cash distributions are received from Energy Solutions to the extent there are current year earnings and profits sufficient to support such recognition. We received dividends from R-V of $11,147 and $134 during the three months ended December 31, 2012 and December 31, 2011, respectively. The $11,147 of dividends received from R-V during the three months ended December 31, 2012 include a $11,073 distribution as part of R-V's recapitalization in November 2012 for which we provided an additional $9,500 of senior secured financing. There were no dividends received from R-V during the three months ended September 30, 2012 and September 30, 2011, respectively. The increases in dividend income from our investments in ESHI and R-V were offset by a reduction in dividends received from NRG. We received dividends from NRG of $6,711 and $9,911 during the three and six months ended December 31, 2011, respectively. There were no dividends from NRG received during the three and six months ended December 31, 2012, respectively, as this asset has been sold.

        Other income has come primarily from structuring fees, overriding royalty interests, and settlement of net profits interests. Comparing the three months ended December 31, 2011 to the three months ended December 31, 2012, income from other sources increased from $2,098 to $17,214. This $15,116 increase is primarily due to $15,314 of structuring fees recognized during the three months ended December 31, 2012 primarily from the Credit Central, Ryan and USC originations, in comparison to $1,837 of structuring fees recognized during the three months ended December 31, 2011.

        Comparing the six months ended December 31, 2011 to the six months ended December 31, 2012, income from other sources increased from $8,003 to $26,332. This $18,329 increase is primarily due to $24,273 of structuring fees recognized during the six months ended December 31, 2012 primarily from the Arctic, InterDent, New Century, Progrexion, Ryan and USC originations, in comparison to $7,356 of structuring fees recognized during the six months ended December 31, 2011 primarily related to the Capstone and Totes Isotoner Corporation originations.

Operating Expenses

        Our primary operating expenses consist of investment advisory fees (base management and income incentive fees), borrowing costs, legal and professional fees and other operating and overhead-related expenses. These expenses include our allocable portion of overhead under the Administration Agreement with Prospect Administration under which Prospect Administration provides administrative services and facilities for us. Our investment advisory fees compensate our Investment Adviser for its work in identifying, evaluating, negotiating, closing and monitoring our investments. We bear all other costs and expenses of our operations and transactions in accordance with our Administration Agreement with Prospect Administration. Operating expenses were $66,819 and $30,755 for the three months ended December 31, 2012 and December 31, 2011, respectively. Operating expenses were $116,428 and $58,220 for the six months ended December 31, 2012 and December 31, 2011, respectively.

        The base investment advisory expenses were $16,306 and $8,825 for the three months ended December 31, 2012 and December 31, 2011, respectively. The base investment advisory expenses were $29,534 and $17,036 for the six months ended December 31, 2012 and December 31, 2011, respectively. This increase is directly related to our growth in total assets. For the three months ended December 31, 2012 and December 31, 2011, we incurred $24,804 and $9,127, respectively, of income incentive fees. For the six months ended December 31, 2012 and December 31, 2011, we incurred $43,311 and $16,096, respectively, of income incentive fees. The $15,677 and $27,215 increase in the income incentive fee for the respective three-month and six-month periods are driven by an increase in pre-incentive fee net investment income of $78,385 and $136,073 for the respective three-month and six-month periods primarily due to an increase in interest income from a larger asset base and dividend income from Energy Solutions. No capital gains incentive fee has yet been incurred pursuant to the Investment Advisory Agreement.

        During the three and six months ended December 31, 2012, we incurred $16,414 and $29,925, respectively, of expenses related to our Syndicated Facility, InterNotes®, Senior Unsecured Notes and Senior Convertible Notes. This compares with expenses of $9,759 and $18,719 incurred during the three and six months ended December 31, 2011, respectively. These expenses are related directly to the leveraging capacity put into place for each of those periods and the levels of indebtedness actually undertaken during those quarters. The table below describes the various expenses of our Syndicated Facility and Senior Convertible Notes and the related indicators of leveraging capacity and indebtedness during these periods.

	For The Three Months Ended December 31,		For The Six Months Ended December 31,
	2012	2011	2012	2011
Interest on borrowings	$13,140	$7,029	$23,610	$13,248
Amortization of deferred financing costs	1,950	2,406	3,724	4,494
Commitment and other fees	1,324	324	2,591	977

Total	$16,414	$9,759	$29,925	$18,719

Weighted-average debt outstanding	$890,902	$547,558	$800,789	$496,998

Weighted-average interest rate including amortization of deferred financing costs	6.78%	6.89%	6.83%	7.14%

Facility amount at beginning of period	$517,500	$400,000	$492,500	$325,000

        The increase in interest expense for the three and six months ended December 31, 2012 is primarily due to the issuance of the 2022 notes and the Senior Convertible Notes on April 16, 2012, August 14, 2012 and December 21, 2012, for which we incurred $6,730 and $11,652 of collective interest expense, respectively.

        As our asset base has grown and we have added complexity to our capital raising activities, we have commensurately increased the size of our administrative and financial staff, accounting for a significant increase in the overhead allocation from Prospect Administration. Over the last two years, Prospect Administration has increased staffing levels along with costs passed through. The allocation of overhead expense from Prospect Administration was $2,139 and $1,117 for the three months ended December 31, 2012 and December 31, 2011, respectively. The allocation of overhead expense from Prospect Administration was $4,323 and $2,233 for the six months ended December 31, 2012 and December 31, 2011, respectively. As our portfolio continues to grow, we expect to continue to increase the size of our administrative and financial staff. Other allocated expenses from Prospect Administration will continue to increase along with the increase in staffing and asset base.

        Total operating expenses, net of management fees, interest costs, excise tax and allocation of overhead from Prospect Administration ("Other Operating Expenses"), were $2,656 and $1,927 for the three months ended December 31, 2012 and 2011, respectively. Other Operating Expenses were $4,835 and $4,136 for the six months ended December 31, 2012 and 2011, respectively.

Net Investment Income

        Net investment income represents the difference between investment income and operating expenses. Our net investment income ("NII") was $99,216 and $36,508 for the three months ended December 31, 2012 and December 31, 2011, respectively, or $0.51 per share and $0.33 per share, respectively. The $62,708 increase for the three months ended December 31, 2012 is due to increases of $70,730, $12,926 and $15,116 in interest, dividend and other income, respectively, due to the increased size of our portfolio for which we have recognized additional interest income, structuring fees from new originations and an increased level of dividends received from our investments in Energy Solutions and R-V. The $62,708 increase in investment income is offset by an increase in operating expenses of $36,064, primarily due to a $23,158 increase in advisory fees due to the growing size of our portfolio and related income, and $6,655 of additional interest and credit facility expenses. At December 31, 2012, we have elected to retain a portion of our annual taxable income and have accrued $4,500 for the excise tax that will be paid with the filing of the return. The per share increase for the three months ended December 31, 2012 is primarily due to an increase in the level of dividends received from our investment in Energy Solutions and R-V of $9,770 and $11,013, respectively.

        Our NII was $173,243 and $64,385 for the six months ended December 31, 2012 and December 31, 2011, respectively, or $0.97 per share and $0.59 per share, respectively. The $108,858 increase for the six months ended December 31, 2012 is primarily due to increases of $106,653, $42,084 and $18,329 in interest, dividend and other income, respectively, due to the increased size of our portfolio for which we have recognized additional interest income and an increased level of dividends received primarily from our investments in Energy Solutions and R-V. The $167,066 increase in investment income is offset by an increase in operating expenses of $58,208, primarily due to a $39,713 increase in advisory fees due to the growing size of our portfolio and related income, and $11,206 of additional interest and credit facility expenses. The per share increase for the six months ended December 31, 2012 is primarily due to a $39,520 increase in the level of dividends received from our investment in Energy Solutions.

Net Realized (Loss) Gain, Increase in Net Assets from Net Changes in Unrealized Appreciation

        Net realized (loss) gain was ($8,123) and $13,498 for the three months ended December 31, 2012 and December 31, 2011, respectively. Net realized loss was $6,348 and $1,109 for the six months ended December 31, 2012 and December 31, 2011, respectively. The net realized loss for the three months ended December 31, 2012 was due primarily to the impairment of ICS. During the three months ended December 31, 2012, we determined that the impairment of ICS was other-than-temporary and recorded a realized loss of $12,198 for the amount that the amortized cost exceeded the fair market value. This loss was offset primarily by the sale of Northwestern common stock for which we realized a gain of $1,862 and sale of Shearer's membership units for which we realized a gain of $2,027. The net realized loss for the six months ended December 31, 2012 was primarily due to the impairment of ICS, sale of our equity investments in Northwestern and Shearer's and sale of our common stock in Iron Horse for which we realized a gain of $1,772.

        The net realized gain for the three months ended December 31, 2011 was due primarily to the sale of NRG common stock for which we realized a gain of $12,131. For the six months ended December 31, 2011 this gain was offset by our impairment of Deb Shops. During the six months ended December 31, 2011, Deb Shops filed for bankruptcy and a plan for reorganization was proposed. The plan, which is expected to be approved by the bankruptcy court, will eliminate our debt position with no payment to us.

As a result, we determined that the impairment of Deb Shops was other-than-temporary and recorded a realized loss of $14,607 for the full amount of the amortized cost.

        Net increase in net assets from changes in unrealized (depreciation) appreciation was ($44,604) and $14,486 for the three months ended December 31, 2012 and December 31, 2011, respectively. For the three months ended December 31, 2012, the $44,604 decrease in net assets from the net change in unrealized depreciation was driven by reduction in the fair value of our investments in Ajax and R-V because operating results were down from those of the prior quarter and Energy Solutions for which we received a $14,144 make-whole fee for early repayment of the outstanding loan and distributions of $20,570 during the quarter, which were recorded as interest and dividend income, respectively. For the three months ended December 31, 2011, the $14,486 increase in net assets from the net change in unrealized appreciation was driven by an increase in the fair values of our investments in Energy Solutions and NRG because operating results were up from those of prior quarter. These instances of appreciation were partially offset by unrealized depreciation in Babson 2011, Biotronic, NMMB, and Stryker, due to declining operating results and a reduction in current natural gas prices.

        Net increase in net assets from changes in unrealized (depreciation) appreciation was ($73,157) and $41,116 for the six months ended December 31, 2012 and December 31, 2011, respectively. For the six months ended December 31, 2012, the $73,157 decrease in net assets from the net change in unrealized depreciation was driven by reductions in the fair value of our investments in Ajax and R-V because operating results were down during the six-month period and Energy Solutions for which received a $14,144 make-whole fee for early repayment of the outstanding loan and distributions of $53,820 during the six-month period, which were recorded as interest and dividend income, respectively. For the six months ended December 31, 2011, the $41,116 increase in net assets from the net change in unrealized appreciation was driven by increases in the fair value of our investments in Ajax, Energy Solutions, NRG and R-V, because operating results were up from those of prior quarter. These instances of unrealized appreciation were partially offset by unrealized depreciation in Biotronic and Stryker. Our equity investment in Biotronic experienced a meaningful decrease in valuation as prior to June 30, 2011 we anticipated that the company would be sold at a substantial premium to our cost basis. This sales process was discontinued during the six months ended December 31, 2011 as the buyer and Biotronic could not agree to terms acceptable to each party. The value of our investment in Stryker decreased due primarily to a reduction in natural gas prices.

Financial Condition, Liquidity and Capital Resources

        For the six months ended December 31, 2012 and December 31, 2011, our operating activities used $1,102,242 and $119,765 of cash, respectively. There were no investing activities for the six months ended December 31, 2012 and December 31, 2011. Financing activities provided $1,101,636 and $120,134 of cash during the six months ended December 31, 2012 and December 31, 2011, respectively, which included the payments of dividends of $97,577 and $60,932, during the six months ended December 31, 2012 and December 31, 2011, respectively.

        Our primary uses of funds have been to continue to invest in portfolio companies, through both debt and equity investments, repay outstanding borrowings and to make cash distributions to holders of our common stock.

        Our primary sources of funds have been issuances of debt and equity. We have and may continue to fund a portion of our cash needs through borrowings from banks, issuances of senior securities or secondary offerings. We may also securitize a portion of our investments in mezzanine or senior secured loans or other assets. Our objective is to put in place such borrowings in order to enable us to expand our portfolio. During the six months ended December 31, 2012, we borrowed $99,000 and made repayments totaling $195,000 under our revolving credit facility. As of December 31, 2012, we had no outstanding borrowings on our revolving credit facility, $847,500 outstanding on our Senior Convertible

Notes, $100,000 outstanding on our Senior Unsecured Notes and $164,993 outstanding on InterNotes®. (See Capitalization.)

        Undrawn committed revolvers incur commitment fees ranging from 0.50% to 2.00%. As of December 31, 2012 and June 30, 2012, we have $188,367 and $180,646 of undrawn revolver commitments to our portfolio companies, respectively.

        Our Board of Directors, pursuant to the Maryland General Corporation Law, executed Articles of Amendment to increase the number of shares authorized for issuance from 200,000,000 to 500,000,000 in the aggregate. The amendment became effective July 30, 2012.

        On October 29, 2012, our Registration Statement on Form N-2 was declared effective by the SEC. Under this Shelf Registration Statement, we can issue up to $2,546,746 of additional debt and equity securities in the public market.

        We also continue to generate liquidity through public and private stock offerings. (See Recent Developments.)

        On June 1, 2012, we entered into an ATM program with KeyBanc through which we could sell, by means of at-the-market offerings from time to time, of up to 9,500,000 shares of our common stock. During the period from July 2, 2012 to July 12, 2012, we sold 2,247,275 shares of our common stock at an average price of $11.59 per share, and raised $26,040 of gross proceeds, under the ATM Program. Net proceeds were $25,779 net of commissions to KeyBanc on shares sold.

        On July 16, 2012, we issued 21,000,000 shares of our common stock at $11.15 per share (or $11.05 per share net proceeds excluding expenses), raising $234,150 of gross proceeds.

        On July 27, 2012, we issued 3,150,000 shares in connection with the exercise of an option granted with the July 12, 2012 offering of 21,000,000 shares which were delivered July 16, 2012, raising an additional $35,123 of gross proceeds and $34,808 of net proceeds.

        On September 10, 2012, we entered into a second ATM Program with KeyBanc through which we could sell, by means of at-the-market offerings from time to time, of up to 9,750,000 shares of our common stock. During the period from October 1, 2012 to October 9, 2012, we sold 1,245,655 shares of our common stock at an average price of $11.53 per share, and raised $14,361 of gross proceeds, under this program. Net proceeds were $14,217 net of commissions to the broker-dealer on shares sold and offering costs.

        On November 7, 2012, we issued 35,000,000 shares of our common stock at $11.10 per share (or $10.96 per share net proceeds excluding expenses), raising $383,600 of net proceeds.

        On December 21, 2012, we entered into a third ATM Program with KeyBanc through which we could sell, by means of at-the-market offerings from time to time, of up to 17,500,000 shares of our common stock. During the period from January 7, 2013 to February 5, 2013, we sold 10,248,051 shares of our common stock at an average price of $11.25 per share, and raised $115,315 of gross proceeds, under this program. Net proceeds were $113,962 net of commissions to KeyBanc on shares sold. (See Recent Developments.)

Off-Balance Sheet Arrangements

        At December 31, 2012, we did not have any off-balance sheet liabilities or other contractual obligations that are reasonably likely to have a current or future material effect on our financial condition, other than those which originate from 1) the investment advisory and management agreement and the administration agreement and 2) the portfolio companies.

Recent Developments

        During the period from January 4, 2013 to March 7, 2013, we issued $26,287 in aggregate principal amount of our Prospect Capital InterNotes® for net proceeds of $25,464.

        During the period from January 7, 2013 to February 5, 2013, we sold 10,248,051 shares of our common stock at an average price of $11.25 per share, and raised $115,315 of gross proceeds, under the ATM Program. Net proceeds were $113,962 net of commissions to the broker-dealer on shares sold and offering costs.

        On January 11, 2013, we provided $27,100 of debt financing to CHC Companies, Inc., a national provider of correctional medical and behavioral healthcare solutions.

        On January 17, 2013, we made a $30,348 follow-on investment in APH, to acquire 5100 Live Oaks Blvd, LLC, a multi-family residential property located in Tampa, Florida. We invested $2,748 of equity and $27,600 of debt in APH.

        On January 23, 2013, we issued 160,182 shares of our common stock in connection with the dividend reinvestment plan.

        On January 24, 2013, we made an investment of $24,288 to purchase 56.14% of the subordinated notes in Cent 17 CLO Limited.

        On January 24, 2013, we made an investment of $25,650 to purchase 50.12% of the subordinated notes in Octagon Investment Partners XV, Ltd.

        On January 29, 2013 we provided $8,000 of secured second lien financing to TGG Medical Transitory, Inc., a developer of technologies for extracorporeal photopheresis treatments.

        On January 31, 2013, we funded an acquisition of the subsidiaries of Nationwide Acceptance Corporation, which operate a specialty finance business based in Chicago, Illinois, a $25,151 of combined debt and equity financing.

        On February 4, 2013, we received a distribution of $3,250 related to our investment in NRG Manufacturing, Inc., for which we realized a gain of the same amount. This is a partial release of the total amounts held in escrow with a fair value of $8,070 as of December 31, 2012.

        On February 5, 2013, we made a secured debt investment of $2,000 in Healogics, Inc., a provider of outpatient wound care management services located in Jacksonville, Florida. On the same day we fully exited the deal and realized a gain of $60 on this investment.

        On February 7, 2013, we announced the declaration of monthly dividends in the following amounts and with the following dates:

  •
  $0.110050 per share for February 2013 to holders of record on February 28, 2013 with a payment date of March 21, 2013;

  •
  $0.110075 per share for March 2013 to holders of record on March 29, 2013 with a payment date of April 18, 2013; and

  •
  $0.110100 per share for April 2013 to holders of record on April 30, 2013 with a payment date of May 23, 2013.

        On February 13, 2013, we made an investment of $35,000 to purchase 50.34% of the subordinated notes in Galaxy XV CLO, Ltd.

        On February 14, 2013, we made a $2,000 secured first-lien debt investment in JGWPT Holdings, LLC, the parent holding company of JG Wentworth, the largest purchaser of structured settlement and annuity payments in the United States.

        On February 14, 2013, we provided $15,000 of senior secured financing to Speedy Group Holdings Corp., a leading provider of short-term loans and financial services in the United States, the United Kingdom and Canada.

        On February 15, 2013, we made a $6,000 secured second-lien debt investment in SESAC HoldCo II LLC, a performing rights organization based in Nashville, TN.

        On February 21, 2013, we provided $47,000 of senior secured first-lien financing to support the acquisition of a leading owner and operator of dialysis stations.

        On February 25, 2013, we made a $10,000 secured second lien loan and a $2,000 secured first-lien debt investment in TNS, Inc., an international data communications company that provides networking, data communications and other value added services. On the same day we sold the $2,000 secured first lien debt instrument and realized a gain of $20 on this investment.

        On March 1, 2013, we made a $70,000 secured term loan investment in a subsidiary of Cinedigm Digital Cinema Corp., the leading provider of digital cinema services, software and content marketing and distribution.

        On March 6, 2013, we purchased an additional $5,000 of secured second-lien financing in a leading global infrastructure software company.

        On March 7, 2013, we made a secured second-lien follow-on investment of $60,000 to support the recapitalization of a national distributor of hunting, outdoor, marine and tackle products.

        During the period from February 11, 2013 to March 7, 2013 (with settlement dates from February 14, 2013 to March 12, 2013), we sold 7,402,325 shares of our common stock at an average price of $11.23 per share, and raised $83,095 of gross proceeds, under the ATM Program. Net proceeds were $82,064 net of commissions to the broker-dealer on shares sold and offering costs.

        On March 4, 2013, we entered into a Second Amended and Restated Selling Agent Agreement which continued our issuance of Prospect Capital InterNotes® on substantially the same terms and provides for our issuance of floating rate notes in addition to fixed rate notes.

Critical Accounting Policies and Estimates

        Our discussion and analysis of our financial condition and results of operations are based upon our financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of these financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets and any other parameters used in determining such estimates could cause actual results to differ materially. In addition to the discussion below, our critical accounting policies are further described in the notes to the financial statements.

Basis of Consolidation

        Under the 1940 Act rules, the regulations pursuant to Article 6 of Regulation S-X, and the American Institute of Certified Public Accountants' Audit and Accounting Guide for Investment Companies, we are precluded from consolidating any entity other than another investment company or an operating company which provides substantially all of its services and benefits to us. Our December 31, 2012 financial statements include our accounts and the accounts of Prospect Capital Funding, LLC, our only wholly-owned, closely-managed subsidiary that is also an investment company. All intercompany balances and transactions have been eliminated in consolidation.

Investment Classification

        We are a non-diversified company within the meaning of the 1940 Act. We classify our investments by level of control. As defined in the 1940 Act, control investments are those where there is the ability or power to exercise a controlling influence over the management or policies of a company. Control is generally deemed to exist when a company or individual possesses or has the right to acquire within 60 days or less, a beneficial ownership of 25% or more of the voting securities of an investee company. Affiliated investments and affiliated companies are defined by a lesser degree of influence and are deemed to exist through the possession outright or via the right to acquire within 60 days or less, beneficial ownership of 5% or more of the outstanding voting securities of another person.

        Investments are recognized when we assume an obligation to acquire a financial instrument and assume the risks for gains or losses related to that instrument. Investments are derecognized when we assume an obligation to sell a financial instrument and forego the risks for gains or losses related to that instrument. Specifically, we record all security transactions on a trade date basis. Investments in other, non-security financial instruments are recorded on the basis of subscription date or redemption date, as applicable. Amounts for investments recognized or derecognized but not yet settled are reported as Receivables for investments sold and Payables for investments purchased, respectively, in the Consolidated Statements of Assets and Liabilities.

Investment Valuation

        Our Board of Directors has established procedures for the valuation of our investment portfolio. These procedures are detailed below.

        Investments for which market quotations are readily available are valued at such market quotations.

        For most of our investments, market quotations are not available. With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our Board of Directors has approved a multi-step valuation process each quarter, as described below:

  1)
  Each portfolio company or investment is reviewed by our investment professionals with the independent valuation firms engaged by our Board of Directors;

  2)
  the independent valuation firms conduct independent appraisals and make their own independent assessment;

  3)
  the audit committee of our Board of Directors reviews and discusses the preliminary valuation with Prospect Capital Management (the "Investment Adviser") proposing values within the valuation range presented by the independent valuation firms; and

  4)
  the Board of Directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of our Investment Adviser, the respective independent valuation firms and the audit committee.

        Investments are valued utilizing a shadow bond approach, a market approach, an income approach, a liquidation approach, or a combination of approaches, as appropriate. The shadow bond and market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present value amount (discounted) calculated based on an appropriate discount rate. The measurement is based on the net present value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that we may take into account in fair value pricing our investments include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company's ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, the principal market and enterprise values, among other factors.

        Our investments in collateralized loan obligation funds ("CLOs") are classified as ASC 820 level 3 securities, and are valued using discounted cash flow model. The valuations have been accomplished through the analysis of the CLO deal structures to identify the risk exposures from the modeling point of view. For each security, the most appropriate valuation approach has been chosen from alternative approaches to ensure the most accurate valuation for each security. To value a CLO, both the assets and liabilities of the CLO capital structure have been modeled. Our valuation agent uses a waterfall engine to store the collateral data, including the collateral cash flows from the assets, and distributions of the cash flow to the liability structure based on the payment priorities, and discounts them back using proper discount rates that incorporate all the risk factors. The main risk factors are: default risk, interest rate risk, downgrade risk, and credit spread risk.

        ASC 820 classifies the inputs used to measure these fair values into the following hierarchy:

    Level 1: Quoted prices in active markets for identical assets or liabilities, accessible by us at the measurement date.

    Level 2: Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.

    Level 3: Unobservable inputs for the asset or liability.

        In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment. The changes to GAAP from the application of ASC 820 relate to the definition of fair value, the framework for measuring fair value, and the expanded disclosures about fair value measurements. ASC 820 applies to fair value measurements already required or permitted by other standards. In accordance with ASC 820, the fair value of our investments is defined as the price that we would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market in which that investment is transacted.

        In April 2009, the FASB issued ASC 820-10-65, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("ASC 820-10-65"). This update provides further clarification for ASC 820 in markets that are not active and provides additional guidance for determining when the volume of trading level of activity for an asset or liability has significantly decreased and for identifying circumstances that indicate a transaction is not orderly. ASC 820-10-65 is effective for interim and annual reporting periods ending after June 15, 2009. The adoption of ASC 820-10-65 did not have any effect on our net asset value, financial position or results of operations for the three and six months ended December 31, 2012, as there was no change to the fair value measurement principles set forth in ASC 820.

        In January 2010, the FASB issued Accounting Standards Update 2010-06, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements ("ASC 2010-06"). ASC 2010-06 amends ASC 820-10 and clarifies and provides additional disclosure requirements related to recurring and non-recurring fair value measurements and employers' disclosures about postretirement benefit plan assets. ASC 2010-06 is effective December 15, 2009, except for the disclosure about purchase, sales, issuances and settlements in the roll forward of activity in level 3 fair value measurements. The adoption of ASC 2010-06 for the three and six months ended December 31, 2012, did not have any effect on our financial statements.

Federal and State Income Taxes

        We have elected to be treated as a regulated investment company and intend to continue to comply with the requirements of the Internal Revenue Code of 1986 (the "Code"), applicable to regulated investment companies. We are required to distribute at least 90% of our investment company taxable income and intend to distribute (or retain through a deemed distribution) all of our investment company taxable income and net capital gain to stockholders; therefore, we have made no provision for income taxes. The character of income and gains that we will distribute is determined in accordance with income tax regulations that may differ from GAAP. Book and tax basis differences relating to stockholder dividends and distributions and other permanent book and tax differences are reclassified to paid-in capital.

        If we do not distribute at least 98% of our annual income and 98.2% of our capital gains in the calendar year earned, we will generally be required to pay an excise tax equal to 4% of the amount by which 98% of our annual ordinary income and 98.2% of our capital gains exceeds the distributions from such taxable income for the year. To the extent that we determine that our estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such taxable income, we accrue excise taxes, if any, on estimated excess taxable income as taxable income is earned using an annual effective excise tax rate. The annual effective excise tax rate is determined by dividing the estimated annual excise tax by the estimated annual taxable income. At December 31, 2012, we have elected to retain a portion of our annual taxable income and have accrued $4,500 for the excise tax that will be paid with the filing of the return in March 2013.

        If we fail to satisfy the Annual Distribution Requirement or otherwise fail to qualify as a RIC in any taxable year, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would we be required to make distributions. Distributions would generally be taxable to our individual and other non-corporate taxable stockholders as ordinary dividend income eligible for the reduced maximum rate to the extent of our current and accumulated earnings and profits, provided certain holding period and other requirements are met. Subject to certain limitations under the Code, corporate distributions would be eligible for the dividends-received deduction. To qualify again to be taxed as a RIC in a subsequent year, we would be required to distribute to our shareholders our accumulated earnings and profits attributable to non-RIC years reduced by an interest charge of 50% of such earnings and profits payable by us as an additional tax. In addition, if we failed to qualify as a RIC for a period greater than two taxable years, then, in order to qualify as a RIC in a subsequent year, we would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if we had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of ten years.

        We adopted FASB ASC 740, Income Taxes ("ASC 740"). ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing our tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. As of December 31, 2012 and for the quarter then ended, we did not have a liability for any unrecognized tax expense. Management's determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof.

Valuation of Other Financial Assets and Financial Liabilities

        ASC Subtopic 820-10-05-1, The Fair Value Option for Financial Assets and Financial Liabilities ("ASC 820-10-05-1") permits an entity to elect fair value as the initial and subsequent measurement attribute for many of assets and liabilities for which the fair value option has been elected and similar assets and liabilities measured using another measurement attribute. We have elected not to value other assets and liabilities at fair value as would be permitted by ASC 820-10-05-1.

Senior Convertible Notes

        We have recorded the Senior Convertible Notes (See Note 5) at their contractual amounts. The Senior Convertible Notes were analyzed for any features that would require its accounting to be bifurcated and they were determined to be immaterial.

Revenue Recognition

        Realized gains or losses on the sale of investments are calculated using the specific identification method.

        Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Origination, closing and/or commitment fees associated with investments in portfolio companies are accreted into interest income over the respective terms of the applicable loans. Accretion of such purchase discounts or premiums is calculated by the effective interest method as of the purchase date and adjusted only for material amendments or prepayments. Upon the prepayment of a loan or debt security, any prepayment penalties and unamortized loan origination, closing and commitment fees are recorded as interest income. The purchase discount for portfolio investments acquired from Patriot Capital Funding, Inc. ("Patriot") was determined based on the difference between par value and fair market value as of December 2, 2009, and will continue to accrete until maturity or repayment of the respective loans.

        Interest income from investments in the "equity" class of security of CLO Funds (typically income notes or subordinated notes) is recorded based upon an estimation of an effective yield to expected maturity utilizing assumed cash flows in accordance with ASC 325-40-35, Beneficial Interests in Securitized Financial Assets. Adjustments resulting from recording the interest income based on the effective yield are recorded to the cost basis of the investment. We monitor the expected cash inflows from our CLO equity investments, including the expected residual payments and the effective yield is determined and updated periodically.

        Dividend income is recorded on the ex-dividend date.

        Structuring fees and similar fees are recognized as income as earned, usually when paid. Structuring fees, excess deal deposits, net profits interests and overriding royalty interests are included in other income.

        Loans are placed on non-accrual status when there is reasonable doubt that principal or interest will not be collected in accordance with the terms of the investment. Accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management's judgment. Non-accrual loans are restored to accrual status when past due principal and interest is paid and in management's judgment, are likely to remain current.

Dividends and Distributions

        Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount, if any, to be paid as a dividend or distribution is approved by our Board of Directors each quarter and is generally based upon our management's estimate of our earnings for the quarter. Net realized capital gains, if any, are distributed at least annually.

Financing Costs

        We record origination expenses related to our credit facility and the Senior Convertible Notes as deferred financing costs. These expenses are deferred and amortized as part of interest expense using the straight-line method for our revolving credit facility and the effective interest method for our Senior Convertible Notes, over the respective expected life.

        We record registration expenses related to shelf filings as prepaid assets. These expenses consist principally of Securities and Exchange Commission ("SEC") registration fees, legal fees and accounting fees incurred. These prepaid assets will be charged to capital upon the receipt of an equity offering proceeds or charged to expense if no offering completed.

Guarantees and Indemnification Agreements

        We follow ASC 460, Guarantees ("ASC 460"). ASC 460 elaborates on the disclosure requirements of a guarantor in its interim and annual financial statements about its obligations under certain guarantees that it has issued. It also requires a guarantor to recognize, at the inception of a guarantee, for those guarantees that are covered by ASC 460, the fair value of the obligation undertaken in issuing certain guarantees.

Per Share Information

        Net increase or decrease in net assets resulting from operations per common share are calculated using the weighted average number of common shares outstanding for the period presented. In accordance with ASC 946, Financial Services—Investment Companies, convertible securities are not considered in the calculation of net assets per share.

Recent Accounting Pronouncements

        In May 2011, the FASB issued Accounting Standards Update 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs ("ASU 2011-04"). ASU 2011-04 amends Accounting Standards Codification Topic 820, "Fair Value Measurements" ("ASC 820") by: (1) clarifying that the highest-and-best-use and valuation-premise concepts only apply to measuring the fair value of non-financial assets; (2) allowing a reporting entity to measure the fair value of the net asset or net liability position in a manner consistent with how market participants would price the net risk position, if certain criteria are met; (3) providing a framework for considering whether a premium or discount can be applied in a fair value measurement; (4) providing that the fair value of an instrument classified in a reporting entity's shareholders' equity is estimated from the perspective of a market participant that holds the identical item as an asset; and (5) expanding the qualitative and quantitative fair value disclosure requirements. The expanded disclosures include, for Level 3 items, a description of the valuation process and a narrative description of the sensitivity of the fair value to changes in unobservable inputs and interrelationships between those inputs if a change in those inputs would result in a significantly different fair value measurement. ASU 2011-4 also requires disclosures about the highest-and-best-use of a non-financial asset when this use differs from the asset's current use and the reasons for such a difference. In addition, this ASU amends Accounting Standards Codification 820, "Fair Value Measurements," to require disclosures to include any transfers between Level 1 and Level 2 of the fair value hierarchy. These amendments were effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. The adoption of the amended guidance in ASU 2011-04 did not have a significant effect on our financial statements.

        In August 2012, the FASB issued Accounting Standards Update 2012-03, Technical Amendments and Corrections to SEC Sections: Amendments to SEC Paragraphs Pursuant to SEC Staff Accounting Bulletin No. 114 ("SAB No. 114"), Technical Amendments Pursuant to SEC Release No. 33-9250, and Corrections Related to FASB Accounting Standards Update 2010-22 ("ASU 2012-03"). The update amends various SEC paragraphs pursuant to the issuance of SAB No. 114 and is effective upon issuance. The adoption of the amended guidance in ASU 2012-03 did not have a significant effect on our financial statements.

        In October 2012, the FASB issued Accounting Standards Update 2012-04, Technical Corrections and Improvements ("ASU 2012-04"). The amendments in this update cover a wide range of Topics in the Accounting Standards Codification. These amendments include technical corrections and improvements to the Accounting Standards Codification and conforming amendments related to fair value measurements. The amendments in this update will be effective for fiscal periods beginning after December 15, 2012. The adoption of ASU 2012-04 is not expected to have a material impact on our financial statements.

 QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

        We are subject to financial market risks, including changes in interest rates and equity price risk. Some of the loans in our portfolio have floating interest rates.

        We may hedge against interest rate fluctuations by using standard hedging instruments such as futures, options and forward contracts subject to the requirements of the 1940 Act. While hedging activities may insulate us against adverse changes in interest rates, they may also limit our ability to participate in the benefits of higher interest rates with respect to our portfolio of investments. During the six months ended December 31, 2012, we did not engage in hedging activities.

DESCRIPTION OF THE NOTES

        The Notes will be issued under the Indenture referred to in the accompanying prospectus between us and U.S. Bank National Association, as trustee, and a supplemental indenture establishing the terms of the Notes (collectively, the indenture and supplemental indenture is referred to as the "Indenture"). The following description of particular terms of the Notes supplements the more general description of the debt securities contained in the accompanying prospectus. If there are any inconsistencies between the information in this section and the information in the accompanying prospectus, the information in this section controls. You should read this section together with the section entitled "Description of Our Debt Securities" in the accompanying prospectus beginning on page 141.

        Together with the "Description of Our Debt Securities" in the accompanying prospectus, the following description provides a summary of the material provisions of the Notes and the Indenture and does not purport to be complete. We urge you to read the Indenture (including the form of global note contained therein), because it, and not this description, defines your rights as a holder of the Notes.

Brief Description of the Notes

        The Notes will:

  •
  initially be limited to $       million aggregate principal amount;

  •
  bear interest at a rate of      % per year, payable every September 15 and March 15, commencing on September 15, 2013, in each case having a record date of September 1 and March 1;

  •
  will be issued in minimum denominations of $1,000 and integral multiples of $1,000 in excess thereof;

  •
  be our general unsecured obligations, ranking equally with all of our other unsecured senior indebtedness (including, but not limited to, the 2015 Notes, the 2016 Notes, the 2017 Notes, the 2018 Notes, 2019 Notes, the 2022 Notes and the Prospect Capital InterNotes®) and senior in right of payment to any of our subordinated indebtedness, effectively subordinated in right of payment to our existing and future secured indebtedness and structurally subordinated to all existing and future debt of our subsidiary;

  •
  be subject to repurchase by us at your option if a fundamental change occurs, at a cash repurchase price equal to 100% of the principal amount of the Notes, plus accrued and unpaid interest (including additional interest, if any) to, but not including, the repurchase date; and

  •
  be due March 15, 2023.

        Neither we nor our subsidiary will be subject to any financial covenants under the Indenture. In addition, neither we nor our subsidiary will be restricted under the Indenture from paying dividends, incurring debt or issuing or repurchasing our securities. You are not afforded protection under the Indenture in the event of a highly leveraged transaction or a change in control of us, except to the extent described below under "—Purchase of Notes by Us for Cash at the Option of Holders upon a Fundamental Change."

        No sinking fund is provided for the Notes and the Notes will be subject to defeasance.

        The Notes will be represented by global securities that will be deposited and registered in the name of DTC or its nominee. This means that, except in limited circumstances, you will not receive certificates for the Notes. Beneficial interests in the Notes will be represented through book-entry accounts of financial institutions acting on behalf of beneficial owners as direct and indirect participants in DTC. Investors may elect to hold interests in the Notes through either DTC, if they are a participant, or indirectly through organizations which are participants in DTC. For information regarding registration of transfer and exchange of the global note held in DTC, see "Registration and Settlement" on page S-66.

Additional Notes

        We may, without the consent of the holders of the Notes, increase the principal amount of the Notes by issuing additional Notes in the future on the same terms and conditions, except for any differences in the public offering price and interest accrued prior to the issue date of the additional Notes and the original issue date; provided that such differences do not cause the additional Notes to constitute a different class of securities than the Notes for U.S. federal income tax purposes. The Notes offered by this prospectus supplement and any additional Notes would rank equally and ratably and would be treated as a single class for all purposes under the Indenture. No additional Notes may be issued if any event of default has occurred with respect to the Notes.

Ranking

        The Notes will be our general, unsecured obligations and will rank equal in right of payment with all of our existing and future senior, unsecured indebtedness (including, but not limited to, our 2015 Notes, 2016 Notes, 2017 Notes, 2018 Notes, 2019 Notes, 2022 Notes and any Prospect Capital InterNotes®) and senior in right of payment to any of our subordinated indebtedness. As a result, the Notes will be effectively subordinated to our existing and future secured indebtedness to the extent of the value of the assets securing such indebtedness and structurally subordinated to any existing and future liabilities and other indebtedness of our subsidiary. As of March 7, 2013, we and our subsidiary had approximately $1,139 million of senior indebtedness outstanding, none of which was secured indebtedness and all of which was unsecured indebtedness.

Payment at Maturity

        On the maturity date, each holder will be entitled to receive on such date $1,000 in cash for each $1,000 in principal amount of Notes, together with accrued and unpaid interest (including additional interest, if any) to, but not including, the maturity date. With respect to the global note, principal and interest (including additional interest, if any) will be paid to DTC in immediately available funds.

Purchase of Notes by Us for Cash at the Option of Holders upon a Fundamental Change

        If a fundamental change (as defined below) occurs at any time prior to the maturity of the Notes, you will have the right to require us to repurchase, at the repurchase price described below, all or part of your Notes for which you have properly delivered and not withdrawn a written repurchase notice. The Notes submitted for repurchase must be $1,000 in principal amount or $1,000 integral multiples in excess thereof.

        The repurchase price will be payable in cash and will equal 100% of the principal amount of the Notes being repurchased, plus accrued and unpaid interest (including additional interest, if any) to, but excluding, the repurchase date. However, if the repurchase date is after a record date and on or prior to the corresponding interest payment date, the interest (including additional interest, if any) will be paid on the repurchase date to the holder of record on the record date.

        We may be unable to repurchase your Notes in cash upon a fundamental change. Our ability to repurchase the Notes in cash in the future may be limited by the terms of our then-existing borrowing agreements. In addition, the occurrence of a fundamental change could cause an event of default under the terms of our then-existing borrowing agreements. We cannot assure you that we would have the financial resources, or would be able to arrange financing, to pay the repurchase price in cash. See "Risk Factors—We may be unable to repurchase the Notes following a fundamental change" on page S-13 of this prospectus supplement.

        A "fundamental change" will be deemed to have occurred when any of the following has occurred:

          1.     the consummation of any transaction (including, without limitation, any merger or consolidation other than those excluded under clause (3) below) the result of which is that any "person" becomes the "beneficial owner" (as these terms are defined in Rule 13d-3 and Rule 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of our capital stock that is at the time entitled to vote by the holder thereof in the election of our board of directors (or comparable body); or

          2.     the adoption of a plan relating to our liquidation or dissolution; or

          3.     the consolidation or merger of us with or into any other person, or the sale, lease, transfer, conveyance or other disposition, in one or a series of related transactions, of all or substantially all of our assets and those of our subsidiary taken as a whole to any "person" (as this term is used in Section 13(d)(3) of the Exchange Act), other than:

    •
    any transaction that does not result in any reclassification, conversion, exchange or cancellation of all or substantially all of the outstanding shares of our capital stock;

    •
    any changes resulting from a subdivision or combination or a change solely in par value;

    •
    any transaction pursuant to which the holders of 50% or more of the total voting power of all shares of our capital stock entitled to vote generally in elections of directors immediately prior to such transaction have the right to exercise, directly or indirectly, 50% or more of the total voting power of all shares of capital stock of the continuing or surviving person immediately after giving effect to such transaction entitled to vote generally in elections of directors; or

    •
    any merger primarily for the purpose of changing our jurisdiction of incorporation and resulting in a reclassification, conversion or exchange of outstanding shares of common stock solely into shares of common stock of the surviving entity; or

          4.     the termination of trading of our common stock, which will be deemed to have occurred if our common stock is neither listed for trading on the New York Stock Exchange, the NASDAQ Global Market or the NASDAQ Global Select Market (or any of their respective successors).

        The definition of "fundamental change" includes a phrase relating to the sale, lease, transfer, conveyance or other disposition, in one or a series of related transactions, of all or substantially all of our assets and those of our subsidiary taken as a whole. Although there is a developing body of case law interpreting the phrase "substantially all," there is no precise established definition of the phrase under applicable law. Accordingly, the ability of a holder of Notes to require us to repurchase the Notes as a result of a sale, lease, transfer, conveyance or other disposition of less than all of our assets and those of our subsidiary taken as a whole to another person or group may be uncertain.

        On or before the fifth calendar day after the occurrence of a fundamental change, we will provide to all record holders of the Notes on the date of the fundamental change at their addresses shown in the register of the registrar and to beneficial owners to the extent required by applicable law, the trustee and the paying agent, a written notice of the occurrence of the fundamental change and the resulting repurchase right. Such notice shall state, among other things, the event causing the fundamental change and the procedures you must follow to require us to repurchase your Notes.

        The repurchase date will be a date specified by us in the notice of a fundamental change that is not less than 20 nor more than 35 calendar days after the date of the notice of a fundamental change.

        To exercise your repurchase right, you must deliver, prior to 5:00 p.m., New York City time, on the repurchase date, a written notice to the paying agent of your exercise of your repurchase right

(together with the Notes to be repurchased, if certificated Notes have been issued). The repurchase notice must state:

  •
  if you hold a beneficial interest in a global Note, your repurchase notice must comply with appropriate DTC procedures; if you hold certificated Notes, the Notes certificate numbers;

  •
  the portion of the principal amount of the Notes to be repurchased, which must be $1,000 or $1,000 integral multiples in excess thereof; and

  •
  that the Notes are to be repurchased by us pursuant to the applicable provisions of the Notes and the Indenture.

        You may withdraw your repurchase notice at any time prior to 5:00 p.m., New York City time, on the repurchase date by delivering a written notice of withdrawal to the paying agent. If a repurchase notice is given and withdrawn during that period, we will not be obligated to repurchase the Notes listed in the repurchase notice. The withdrawal notice must state:

  •
  if you hold a beneficial interest in a global Note, your withdrawal notice must comply with appropriate DTC procedures; if you hold certificated Notes, the certificate numbers of the withdrawn Notes;

  •
  the principal amount of the withdrawn Notes; and

  •
  the principal amount, if any, which remains subject to the repurchase notice.

        Payment of the repurchase price for Notes for which a repurchase notice has been delivered and not withdrawn is conditioned upon book-entry transfer or delivery of the Notes, together with necessary endorsements, to the paying agent, as the case may be. Payment of the repurchase price for the Notes will be made promptly following the later of the repurchase date and the time of book-entry transfer or delivery of the Notes, as the case may be.

        If the paying agent holds on the business day immediately following the repurchase date cash sufficient to pay the repurchase price of the Notes that holders have elected to require us to repurchase, then, as of the repurchase date:

  •
  the Notes will cease to be outstanding and interest (including additional interest, if any) will cease to accrue, whether or not book-entry transfer of the Notes has been made or the Notes have been delivered to the paying agent, as the case may be; and

  •
  all other rights of the holders of Notes will terminate, other than the right to receive the repurchase price upon delivery or transfer of the Notes.

        In connection with any repurchase, we will, to the extent applicable:

  •
  comply with the provisions of Rule 13e-4 and any other tender offer rules under the Exchange Act that may be applicable at the time of the offer to repurchase the Notes;

  •
  file a Schedule TO or any other schedule required in connection with any offer by us to repurchase the Notes; and

  •
  comply with all other federal and state securities laws in connection with any offer by us to repurchase the Notes.

        This fundamental change repurchase right could discourage a potential acquirer of the Company. However, this fundamental change repurchase feature is not the result of management's knowledge of any specific effort to obtain control of us by means of a merger, tender offer, solicitation or otherwise, or part of a plan by management to adopt a series of anti-takeover provisions. See "Risk Factors—Provisions of the Notes could discourage an acquisition of us by a third party" on page S-14 of this prospectus supplement.

        Our obligation to repurchase the Notes upon a fundamental change would not necessarily afford you protection in the event of a highly leveraged or other transaction involving us that may adversely affect holders. We also could, in the future, enter into certain transactions, including certain recapitalizations, that would not constitute a fundamental change but would increase the amount of our (or our subsidiary's) outstanding debt. The incurrence of significant amounts of additional debt could adversely affect our ability to service our then existing debt, including the Notes. See "Risk Factors—Some significant restructuring transactions may not constitute a fundamental change, in which case we would not be obligated to repurchase the Notes" on page S-13 of this prospectus supplement.

Consolidation, Merger and Sale of Assets by the Company

        The Indenture will provide that we may not, in a single transaction or a series of related transactions, consolidate with or merge with or into any other person or sell, convey, transfer or lease our property and assets substantially as an entirety to another person, unless:

  •
  either (a) we are the continuing corporation or (b) the resulting, surviving or transferee person (if other than us) is a corporation or limited liability company organized and existing under the laws of the United States, any state thereof or the District of Columbia and such person assumes, by a supplemental indenture in a form reasonably satisfactory to the trustee, all of our obligations under the Notes and the Indenture;

  •
  immediately after giving effect to such transaction, no default or event of default has occurred and is continuing; and

  •
  we have delivered to the trustee certain certificates and opinions of counsel if so requested by the trustee.

        In the event of any transaction described in and complying with the conditions listed in the immediately preceding paragraph in which the Company is not the continuing corporation, the successor person formed or remaining shall succeed, and be substituted for, and may exercise every right and power of, the Company, and the Company shall be discharged from its obligations, under the Notes and the Indenture.

        This covenant includes a phrase relating to the sale, conveyance, transfer and lease of the property and assets of the Company "substantially as an entirety." There is no precise, established definition of the phrase "substantially as an entirety" under New York law, which governs the Indenture and the Notes, or under the laws of Maryland, the Company's state of incorporation. Accordingly, the ability of a holder of the Notes to require us to repurchase the Notes as a result of a sale, conveyance, transfer or lease of less than all of the property and assets of the Company may be uncertain.

        An assumption by any person of the Company's obligations under the Notes and the Indenture might be deemed for U.S. federal income tax purposes to be an exchange of the Notes for new Notes by the holders thereof, resulting in recognition of gain or loss for such purposes and possibly other adverse tax consequences to the holders. Holders should consult their own tax advisors regarding the tax consequences of such an assumption.

Events of Default; Notice and Waiver

        In addition to the events of default and the other information with respect to events of default, see "Description of Our Debt Securities—Events of Default" beginning on page 138 of the accompanying prospectus, the following will be events of default under the Indenture:

  •
  we fail to pay the repurchase price payable in respect of any Notes when due;

  •
  we fail to provide notice of the effective date or actual effective date of a fundamental change on a timely basis as required in the Indenture;

  •
  we fail to perform or observe any other term, covenant or agreement in the Notes or the Indenture for a period of 60 calendar days after written notice of such failure is given to us by the trustee or to us and the trustee by the holders of at least 25% in aggregate principal amount of the Notes then outstanding;

  •
  a failure to pay principal when due (whether at stated maturity or otherwise) or an uncured default that results in the acceleration of maturity, of any indebtedness for borrowed money of the Company or any of our "significant subsidiaries," which term shall have the meaning specified in Rule 1-02(w) of Regulation S-X), other than subsidiaries that are non-recourse or limited recourse subsidiaries, bankruptcy remote special purpose vehicles and any subsidiaries that are not consolidated with us for GAAP purposes, in an aggregate amount in excess of $20,000,000 (or its foreign currency equivalent), unless such indebtedness is discharged, or such acceleration is rescinded, stayed or annulled, within a period of 30 calendar days after written notice of such failure is given to us by the trustee or to us and the trustee by the holders of at least 25% in aggregate principal amount of the Notes then outstanding; or

  •
  certain events involving our bankruptcy, insolvency or reorganization of the Company or any of our "significant subsidiaries," which term shall have the meaning specified in Rule 1-02(w) of Regulation S-X), other than subsidiaries that are non-recourse or limited recourse subsidiaries, bankruptcy remote special purpose vehicles and any subsidiaries that are not consolidated with us for GAAP purposes.

        We are required to notify the trustee promptly upon becoming aware of the occurrence of any default under the Indenture known to us. The trustee is then required within 90 calendar days of being notified by us of the occurrence of any default to give to the registered holders of the Notes notice of all uncured defaults known to it. However, the trustee may withhold notice to the holders of the Notes of any default, except defaults in payment of principal or interest (including additional interest, if any) on the Notes, if the trustee, in good faith, determines that the withholding of such notice is in the interests of the holders. We are also required to deliver to the trustee, on or before a date not more than 120 calendar days after the end of each fiscal year, a written statement as to compliance with the Indenture, including whether or not any default has occurred.

        If an event of default specified in the last bullet point listed above occurs and continues, the principal amount of the Notes and accrued and unpaid interest (including additional interest, if any) on the outstanding Notes will automatically become due and payable. If any other event of default occurs and is continuing, the trustee or the holders of at least 25% in aggregate principal amount of the outstanding Notes may declare the principal amount of the Notes and accrued and unpaid interest (including additional interest, if any) on the outstanding Notes to be due and payable. Thereupon, the trustee may, in its discretion, proceed to protect and enforce the rights of the holders of the Notes by appropriate judicial proceedings.

        After a declaration of acceleration, but before a judgment or decree for payment of the money due has been obtained by the trustee, the holders of a majority in aggregate principal amount of the Notes outstanding, by written notice to us and the trustee, may rescind and annul such declaration if:

  •
  we have paid (or deposited with the trustee a sum sufficient to pay) (1) all overdue interest (including additional interest, if any) on all Notes; (2) the principal amount of any Notes that have become due otherwise than by such declaration of acceleration; (3) to the extent that payment of such interest is lawful, interest upon overdue interest (including additional interest, if any); and (4) all sums paid or advanced by the trustee under the Indenture and the reasonable compensation, expenses, disbursements and advances of the trustee, its agents and counsel; and

  •
  all events of default, other than the non-payment of the principal amount and any accrued and unpaid interest (including additional interest, if any) that have become due solely by such declaration of acceleration, have been cured or waived.

        For more information on remedies if an event of default occurs, see "Description of Our Debt Securities—Events of Default" beginning on page 148 of the accompanying prospectus.

        Notwithstanding the foregoing and the description in the accompanying prospectus, the Indenture will provide, if we so elect, that the sole remedy for an event of default relating to the failure to comply with the reporting obligations in the Indenture, which are described below under the caption "—Reports," and for any failure to comply with the requirements of Section 314(a)(1) of the Trust Indenture Act (which also relates to the provision of reports), will, at our option, for the 365 days after the occurrence of such an event of default consist exclusively of the right to receive additional interest on the Notes at an annual rate equal to 0.50% of the principal amount of the Notes. In the event we do not elect to pay the additional interest upon an event of default in accordance with this paragraph, the Notes will be subject to acceleration as provided above. The additional interest will accrue on all outstanding Notes from and including the date on which an event of default relating to a failure to comply with the reporting obligations in the Indenture first occurs to but not including the 365th day thereafter (or such earlier date on which the event of default relating to the reporting obligations shall have been cured or waived). On such 365th day (or earlier, if the event of default relating to the reporting obligations is cured or waived prior to such 365th day), such additional interest will cease to accrue and the Notes will be subject to acceleration as provided above if the event of default is continuing. The provisions of the Indenture described in this paragraph will not affect the rights of holders of Notes in the event of the occurrence of any other event of default.

Waiver

        The holders of a majority in aggregate principal amount of the Notes outstanding may, on behalf of the holders of all the Notes, waive any past default or event of default under the Indenture and its consequences, except that a holder cannot waive our failure to pay the repurchase price on the repurchase date in connection with a holder exercising its repurchase rights. For other exceptions to a holder's waiver of past default or event of default under the Indenture, see "Description of Our Debt Securities—Events of Default" beginning on page 148 of the accompanying prospectus.

Modification

Changes Requiring Approval of Each Affected Holder

        The Indenture (including the terms and conditions of the Notes) may not be modified or amended without the written consent or the affirmative vote of the holder of each Note affected by such change to:

  •
  reduce any amount payable upon repurchase of any Notes;

  •
  to add to, delete from or revise the conditions, limitations, and restrictions on the authorized amount, terms, or purposes of issue, authentication and delivery of debt securities, as set forth in the indenture;

  •
  change our obligation to repurchase any Notes upon a fundamental change in a manner adverse to the rights of the holders; and

  •
  change our obligation to maintain an office or agency in New York City.

        For other changes requiring approval of each affected holder, see "Description of our Debt Securities—Modification or Waiver" on page 150 of the accompanying prospectus.

Changes Requiring Majority Approval

        The Indenture (including the terms and conditions of the Notes) may be modified or amended, except as described above, with the written consent or affirmative vote of the holders of a majority in aggregate principal amount of the Notes then outstanding. For such changes requiring majority approval, see "Description of Our Debt Securities—Modification or Waiver" on page 150 of the accompanying prospectus.

Changes Requiring No Approval

        The Indenture (including the terms and conditions of the Notes) may be modified or amended by us and the trustee, without the consent of the holder of any Notes, to, among other things:

  •
  provide for our repurchase obligations in connection with a fundamental change in the event of any reclassification of our common stock, merger or consolidation, or sale, conveyance, transfer or lease of our property and assets substantially as an entity;

  •
  secure the Notes;

  •
  provide for the assumption of our obligations to the holders of the Notes in the event of a merger or consolidation, or sale, conveyance, transfer or lease of our property and assets substantially as an entirety;

  •
  surrender any right or power conferred upon us;

  •
  add to our covenants for the benefit of the holders of the Notes;

  •
  cure any ambiguity or correct or supplement any inconsistent or otherwise defective provision contained in the Indenture;

  •
  conform the provisions of the Indenture to the description of the Notes contained in this prospectus supplement;

  •
  make any provision with respect to matters or questions arising under the Indenture that we may deem necessary or desirable and that shall not be inconsistent with provisions of the Indenture; provided that such change or modification does not, in the good faith opinion of our board of directors, adversely affect the interests of the holders of the Notes in any material respect;

  •
  add guarantees of obligations under the Notes; and

  •
  provide for a successor trustee.

Other

        The consent of the holders of Notes is not necessary under the Indenture to approve the particular form of any proposed modification or amendment. It is sufficient if such consent approves the substance of the proposed modification or amendment. After a modification or amendment under the Indenture becomes effective, we are required to mail to the holders a notice briefly describing such modification or amendment. However, the failure to give such notice to all the holders, or any defect in the notice, will not impair or affect the validity of the modification or amendment.

Notes Not Entitled to Consent

        Any Notes held by us or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with us shall be disregarded (from both the numerator and the denominator) for purposes of determining whether the holders of the requisite aggregate principal amount of the outstanding Notes have consented to a modification, amendment or waiver of the terms of the Indenture.

Reports

        We shall deliver to the trustee, within 30 days after filing with the SEC, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) that we are required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act; provided, that any such information, documents or reports filed electronically with the SEC pursuant to Section 13 or 15(d) of the Exchange Act shall be deemed filed with and delivered to the trustee and the holders at the same time as filed with the SEC.

Satisfaction and Discharge

        The Indenture shall upon the written request or order signed in the name of the Company, or the "Company Request," cease to be of further effect with respect to any series of notes specified in such Company Request (except as to any surviving rights of registration of transfer or exchange of notes of such series expressly provided in the Indenture, any surviving rights of tender for repayment at the option of the holders and any right to receive additional amounts, as provided in the Indenture), and the trustee, upon receipt of a company order, and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of the Indenture as to such series when (1) either:

        (A)  all notes of such series theretofore authenticated and delivered and all coupons, if any, appertaining thereto (other than (i) coupons appertaining to bearer securities surrendered for exchange for registered securities and maturing after such exchange, whose surrender is not required or has been waived as provided in the Indenture, (ii) notes and coupons of such series which have been destroyed, lost or stolen and which have been replaced or paid as provided in the Indenture, (iii) coupons appertaining to the notes called for redemption and maturing after the relevant redemption date, whose surrender has been waived as provided in the Indenture, and (iv) notes and coupons of such series for whose payment money has theretofore been deposited in trust with the trustee or any paying agent or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust), as provided in the Indenture have been delivered to the trustee for cancellation; or

        (B)  all notes of such series and, in the case of (i) or (ii) below, any coupons appertaining thereto not theretofore delivered to the Trustee for cancellation

            (i)  have become due and payable, or

           (ii)  will become due and payable at their stated maturity within one year, or

          (iii)  if redeemable at the option of the Company, are to be called for redemption within one year under arrangements satisfactory to the trustee for the giving of notice of redemption by the trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has irrevocably deposited or caused to be deposited with the trustee as trust funds in trust for such purpose, solely for the benefit of the holders, an amount in the currency in which the Notes of such series are payable, sufficient to pay and discharge the entire indebtedness on such notes and such coupons not theretofore delivered to the trustee for cancellation, for principal (and premium, if any) and interest, if any, to the date of such deposit (in the case of Notes which have become due and payable) or to the stated maturity or redemption date, as the case may be;

        (2)   the Company has irrevocably paid or caused to be irrevocably paid all other sums payable under the Indenture by the Company; and

        (3)   the Company has delivered to the trustee an officers' certificate and an opinion of counsel, each stating that all conditions precedent in the Indenture provided for relating to the satisfaction and discharge of the Indenture as to such series have been complied with.

        Notwithstanding the satisfaction and discharge of the Indenture, the obligations of the Company to the trustee and any predecessor trustee under the Indenture, the obligations of the Company to any authenticating agent under the Indenture and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1), the obligations of the trustee for application of the funds and the notes deposited with the trustee and held in trust for payment shall survive any termination of the Indenture.

Governing Law

        The Notes and the Indenture shall be governed by, and construed in accordance with, the laws of the State of New York.

Form, Denomination and Registration

        The Notes will be issued:

  •
  in fully registered form;

  •
  without interest coupons; and

  •
  in denominations of $1,000 principal amount and integral multiples of $1,000.

 REGISTRATION AND SETTLEMENT

The Depository Trust Company

        The Notes will be issued in book-entry only form. This means that we will not issue certificates for the Notes, except in the limited case described below. Instead, we will issue the global note in registered form. The global note will be held through DTC and will be registered in the name of Cede & Co., as nominee of DTC.

        Accordingly, Cede & Co. will be the holder of record of the Notes. The Notes represented by the global note evidences a beneficial interest in the global note.

        Beneficial interest in the global note will be shown on, and transfers are effected through, records maintained by DTC or its participants. In order to own a beneficial interest in the Notes, you must be an institution that has an account with DTC or have a direct or indirect account with such an institution. Transfers of ownership interests in the Notes will be accomplished by making entries in DTC participants' books acting on behalf of beneficial owners.

        So long as DTC or its nominee is the registered holder of the global note, DTC or its nominee, as the case may be, will be the sole holder and owner of the Notes represented thereby for all purposes, including payment of principal and interest, under the indenture. Except as otherwise provided below, you will not be entitled to receive physical delivery of certificated notes and will not be considered the holder of the Notes for any purpose under the indenture. Accordingly, you must rely on the procedures of DTC and the procedures of the DTC participant through which you own your Note in order to exercise any rights of a holder of a Note under the indenture. The laws of some jurisdictions require that certain purchasers of notes take physical delivery of such notes in certificated form. Those limits and laws may impair the ability to transfer beneficial interests in the Notes.

        The global note representing the Notes will be exchangeable for certificated notes of like tenor and terms and of differing authorized denominations in a like aggregate principal amount, only if (1) DTC notifies us that it is unwilling or unable to continue as depositary for the global note or we become aware that DTC has ceased to be a clearing agency registered under the Exchange Act and, in any such case we fail to appoint a successor to DTC within 60 calendar days, (2) we, in our sole discretion, determine that the global note shall be exchangeable for certificated notes or (3) an event of default has occurred and is continuing with respect to the Notes under the indenture. Upon any such exchange, the certificated notes shall be registered in the names of the beneficial owners of the global note representing the Notes.

        The following is based on information furnished by DTC:

        DTC will act as securities depositary for the Notes. The Notes will be issued as fully-registered notes registered in the name of Cede & Co. (DTC's partnership nominee) or such other name as may be requested by an authorized representative of DTC. One fully registered global note will be issued for all of the principal amount of the Notes.

        The global note representing the Notes will be exchangeable for certificated notes of like tenor and terms and of differing authorized denominations in a like aggregate principal amount, only if (1) DTC notifies us that it is unwilling or unable to continue as depositary for the global note or we become aware that DTC has ceased to be a clearing agency registered under the Exchange Act and, in any such case we fail to appoint a successor to DTC within 60 calendar days, (2) we, in our sole discretion, determine that the global note shall be exchangeable for certificated notes or (3) an event of default has occurred and is continuing with respect to the Notes under the indenture. Upon any such exchange, the certificated notes shall be registered in the names of the beneficial owners of the global note representing the Notes.

        The following is based on information furnished by DTC:

        DTC will act as securities depositary for the Notes. The Notes will be issued as fully-registered notes registered in the name of Cede & Co. (DTC's partnership nominee) or such other name as may be requested by an authorized representative of DTC. One fully registered global note will be issued for all of the principal amount of the Notes.

        DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds and provides asset servicing for over 3.5 million issues of U.S. and non-U.S. equity issues, corporate and municipal debt issues and money market instruments from over 100 countries that DTC's direct participants deposit with DTC.

        DTC also facilitates the post-trade settlement among direct participants of sales and other securities transactions in deposited securities, through electronic computerized book-entry transfers and pledges between direct participants' accounts. This eliminates the need for physical movement of securities certificates. Direct participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is a wholly-owned subsidiary of The Depository Trust & Clearing Corporation ("DTCC"). DTCC, in turn, is owned by a number of direct participants of DTC and members of the National Securities Clearing Corporation, Government Securities Clearing Corporation, MBS Clearing Corporation, and Emerging Markets Clearing Corporation, as well as by The New York Stock Exchange, Inc., the American Stock Exchange LLC, and the Financial Industry Regulatory Authority, Inc. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies and clearing corporations that clear through or maintain a custodial relationship with a direct participant, either directly or indirectly. The DTC rules applicable to its participants are on file with the SEC. More information about DTC can be found at www.dtcc.com.

        Purchases of the Notes under the DTC system must be made by or through direct participants, which will receive a credit for the Notes on DTC's records. The beneficial interest of each actual purchaser of the Notes is in turn to be recorded on the direct and indirect participants' records. Beneficial owners will not receive written confirmation from DTC of their purchase. Beneficial owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the direct or indirect participant through which the beneficial owner entered into the transaction. Transfers of beneficial interests in the Notes are to be accomplished by entries made on the books of direct and indirect participants acting on behalf of beneficial owners. Beneficial owners will not receive certificates representing their beneficial interests in the Notes, except in the event that use of the book-entry system for the Notes is discontinued.

        To facilitate subsequent transfers, all Notes deposited by direct participants with DTC will be registered in the name of DTC's partnership nominee, Cede & Co. or such other name as may be requested by an authorized representative of DTC. The deposit of the Notes with DTC and their registration in the name of Cede & Co. or such other nominee do not effect any change in beneficial ownership. DTC has no knowledge of the actual beneficial owners of the Notes; DTC's records reflect only the identity of the direct participants to whose accounts such Notes will be credited, which may or may not be the beneficial owners. The direct and indirect participants will remain responsible for keeping account of their holdings on behalf of their customers.

        Conveyance of notices and other communications by DTC to direct participants, by direct participants to indirect participants, and by direct participants and indirect participants to beneficial owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time. Beneficial owners of the Notes may wish to take certain steps to augment the transmission to them of notices of significant events with respect to the Notes, such as redemption, tenders, defaults, and proposed amendments to the security documents. For example, beneficial owners of the Notes may wish to ascertain that the nominee holding the Notes for their benefit has agreed to obtain and transmit notices to beneficial owners. In the alternative, beneficial owners may wish to provide their names and addresses to the registrar of the Notes and request that copies of the notices be provided to them directly. Any such request may or may not be successful.

        Neither DTC nor Cede & Co. (nor any other DTC nominee) will consent or vote with respect to the Notes unless authorized by a direct participant in accordance with DTC's procedures. Under its usual procedures, DTC mails an Omnibus Proxy to us as soon as possible after the regular record date. The Omnibus Proxy assigns Cede & Co.'s consenting or voting rights to those direct participants to whose accounts the notes are credited on the record date (identified in a listing attached to the Omnibus Proxy).

        We will pay principal and or interest payments on the Notes in same-day funds directly to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC's practice is to credit direct participants' accounts on the applicable payment date in accordance with their respective holdings shown on DTC's records upon DTC's receipt of funds and corresponding detail information. Payments by participants to beneficial owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in "street name," and will be the responsibility of these participants and not of DTC or any other party, subject to any statutory or regulatory requirements that may be in effect from time to time. Payment of principal and interest to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC, is our responsibility, disbursement of such payments to direct participants is the responsibility of DTC, and disbursement of such payments to the beneficial owners is the responsibility of the direct or indirect participant.

        We will send any redemption notices to DTC. If less than all of the Notes are being redeemed, DTC's practice is to determine by lot the amount of the interest of each direct participant in such issue to be redeemed.

        A beneficial owner, or its authorized representative, shall give notice to elect to have its Notes repaid by us, through its direct or indirect participant, to the trustee, and shall effect delivery of such Notes by causing the direct participant to transfer that participant's interest in the global note representing the Notes, on DTC's records, to the trustee. The requirement for physical delivery of the Notes in connection with a demand for repayment will be deemed satisfied when the ownership rights in the global note representing the Notes are transferred by the direct participants on DTC's records.

        DTC may discontinue providing its services as securities depository for the Notes at any time by giving us reasonable notice. Under such circumstances, if a successor securities depositary is not obtained, we will print and deliver certificated notes. We may decide to discontinue use of the system of book-entry transfers through DTC (or a successor securities depositary). In that event, we will print and deliver certificated notes.

        The information in this section concerning DTC and DTC's system has been obtained from sources that we believe to be reliable, but neither we, the underwriter nor any agent takes any responsibility for its accuracy.

Registration, Transfer and Payment of Certificated Notes

        If we ever issue notes in certificated form, those notes may be presented for registration, transfer and payment at the office of the registrar or at the office of any transfer agent designated and maintained by us. We have originally designated U.S. Bank National Association to act in those capacities for the Notes. The registrar or transfer agent will make the transfer or registration only if it is satisfied with the documents of title and identity of the person making the request. There will not be a service charge for any exchange or registration of transfer of the Notes, but we may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with the exchange. At any time, we may change transfer agents or approve a change in the location through which any transfer agent acts. We also may designate additional transfer agents for any notes at any time.

        We will not be required to: (1) issue, exchange or register the transfer of any Note to be redeemed for a period of 15 days after the selection of the Notes to be redeemed; (2) exchange or register the transfer of any Note that was selected, called or is being called for redemption, except the unredeemed portion of any Note being redeemed in part; or (3) exchange or register the transfer of any Note as to which an election for repayment by the holder has been made, except the unrepaid portion of any Note being repaid in part.

        We will pay principal of and interest on any certificated notes at the offices of the paying agents we may designate from time to time. Generally, we will pay interest on a note by check on any interest payment date other than at stated maturity or upon earlier redemption or repayment to the person in whose name the note is registered at the close of business on the regular record date for that payment. We will pay principal and interest at stated maturity or upon earlier redemption or repayment in same-day funds against presentation and surrender of the applicable notes.

SUPPLEMENT TO MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

        The following summary of certain U.S. federal income tax considerations supplements the discussion set forth under the heading "Material U.S. Federal Income Tax Considerations" in the accompanying prospectus and is subject to the qualifications and assumptions set forth therein.

        The following is a general summary of certain U.S. federal income tax considerations relating to the purchase, ownership and disposition of the Notes. This discussion is based upon the Code, Treasury Regulations and judicial decisions and administrative interpretations thereof, all as of the date hereof and all of which are subject to change or differing interpretations, possibly with retroactive effect. No ruling from the Internal Revenue Service ("IRS") has been sought regarding any matter discussed herein. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below.

        This discussion applies only to a holder of Notes that acquires the Notes pursuant to this offering at the initial offering price and who holds the Notes as a capital asset (generally, property held for investment) under the Code. This discussion does not address any U.S. federal estate or gift tax consequences or any state, local or non-U.S. tax consequences. In addition, this discussion does not address all aspects of U.S. federal income taxation that may be applicable to investors in light of their particular circumstances, or to investors subject to special treatment under U.S. federal income tax law, including, but not limited to:

  •
  banks, insurance companies or other financial institutions;

  •
  persons subject to the alternative minimum tax;

  •
  cooperatives;

  •
  tax-exempt organizations;

  •
  dealers in securities;

  •
  expatriates;

  •
  foreign persons or entities (except to the extent set forth below);

  •
  persons deemed to sell the Notes under the constructive sale provisions of the Code; or

  •
  persons that hold the Notes as part of a straddle, hedge, conversion transaction or other integrated investment.

        If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) owns Notes, the tax treatment of a partner in the partnership will depend upon the status of the partner and the activities of the partnership. Partners in a partnership that owns the Notes should consult their tax advisors as to the particular U.S. federal income tax consequences applicable to them.

        We encourage investors to consult their tax advisors regarding the specific consequences of an investment in our Notes, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Consequences to U.S. Noteholders

        The following is a general summary of certain U.S. federal income tax consequences that will apply to you if you are a U.S. Noteholder. Certain U.S. federal income tax consequences to non-U.S. Noteholders are described under "Consequences to Non-U.S. Noteholders" below. For purposes of this summary, the term "U.S. Noteholder" means a beneficial owner of a Note that is, for U.S. federal income tax purposes (i) an individual who is a citizen or resident of the U.S., (ii) a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, that is created or organized under the laws of the U.S., any of the States or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust (A) if a court within the U.S. is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all substantial decisions of such trust, or (B) that has made a valid election to be treated as a U.S. person for U.S. federal income tax purposes.

Stated interest and OID on the Notes

        A U.S. Noteholder generally will be required to recognize stated interest as ordinary income at the time it is paid or accrued on the Notes in accordance with its regular method of accounting for U.S. federal income tax purposes. In addition, if the Notes' "issue price" (the first price at which a substantial amount of the Notes is sold to investors) is less than their stated principal amount by more than a statutorily defined de minimis threshold, the Notes will be issued with original issue discount ("OID") for U.S. federal income tax purposes. If the Notes were issued with OID, a U.S. Noteholder generally would be required to include the OID in gross income as ordinary interest income in advance of the receipt of cash attributable to that income and regardless of such holder's regular method of tax accounting. Such OID would be included in gross income for each day during each taxable year in which the Note is held using a constant yield-to-maturity method that reflects the compounding of interest. This means that the holder would have to include in income increasingly greater amounts of OID over time.

Sale, exchange, redemption or other taxable disposition of the Notes

        Upon the sale, exchange, redemption or other taxable disposition of a Note, a U.S. Noteholder generally will recognize capital gain or loss in an amount equal to the difference between (1) the sum of cash plus the fair market value of all other property received on such disposition (except to the extent such cash or property is attributable to accrued but unpaid interest, which, to the extent not previously included in income, generally will be taxable as ordinary income) and (2) its adjusted tax basis in the Note. A U.S. Noteholder's adjusted tax basis in a Note generally will equal the price the U.S. Noteholder paid for the Note increased by OID, if any, previously included in income with respect to that Note. Such capital gain or loss will be long-term capital gain or loss if, at the time of such taxable disposition, the U.S. Noteholder has held the Note for more than one year. The deductibility of capital losses is subject to limitations.

Medicare Tax

        Certain U.S. Noteholders who are individuals, estates or trusts and whose income exceeds certain thresholds will be required to pay a 3.8% Medicare tax on interest and other income, including interest on the Notes and capital gains from the sale or other disposition of the Notes.

Consequences to Non-U.S. Noteholders

        The following is a general summary of certain U.S. federal income tax consequences that will apply to you if you are a non-U.S. Noteholder. A beneficial owner of a Note that is not a partnership for U.S. federal income tax purposes or a U.S. Noteholder is referred to herein as a "non-U.S. Noteholder."

Stated interest and OID on the Notes

        Stated interest and OID, if any, paid or accrued to a non-U.S. Noteholder will generally not be subject to U.S. federal income or withholding tax if the interest or OID is not effectively connected with its conduct of a trade or business within the United States, and the non-U.S. Noteholder:

  •
  does not own, actually or constructively, 10% or more of the total combined voting power of all classes of our stock entitled to vote;

  •
  is not a "controlled foreign corporation" with respect to which we are, directly or indirectly, a "related person";

  •
  is not a bank whose receipt of interest on the Notes is described in section 881(c)(3)(A) of the Code; and

  •
  provides its name and address, and certifies, under penalties of perjury, that it is not a U.S. person (on a properly executed IRS Form W-8BEN or other applicable form), or holds its Notes through certain foreign intermediaries and satisfies the certification requirements of applicable Treasury Regulations.

        If a non-U.S. Noteholder does not qualify for an exemption under these rules, interest income and OID, if any, from the Notes may be subject to withholding tax at the rate of 30% (or lower applicable treaty rate). Stated interest and OID, if any, effectively connected with a non-U.S. Noteholder's conduct of a U.S. trade or business (and, if required by an applicable income tax treaty, which is attributable to a United States permanent establishment), however, would not be subject to a 30% withholding tax so long as the non-U.S. Noteholder provides us or our paying agent with an adequate certification (currently on IRS Form W-8ECI); such payments of interest generally would be subject to U.S. federal income tax on a net basis at the rates applicable to U.S. persons generally. In addition, if a non-U.S. Noteholder is a foreign corporation and the stated interest and OID, if any, is effectively connected with its conduct of a U.S. trade or business, it may also be subject to a 30% (or lower applicable treaty rate) branch profits tax on its effectively connected earnings and profits for the taxable year, subject to adjustments. To claim the benefit of a tax treaty, a non-U.S. Noteholder must provide a properly executed IRS Form W-8BEN (or other applicable form) to us or our paying agent before the payment of stated interest or OID, and may be required to obtain a U.S. taxpayer identification number and provide documentary evidence issued by foreign governmental authorities to prove residence in the foreign country.

Sale, exchange, redemption or other taxable disposition of the Notes

        Any gain recognized by a non-U.S. Noteholder on the sale, exchange, redemption or other taxable disposition of the Notes (except with respect to accrued and unpaid interest, which would be taxed as described under "Consequences to Non-U.S. Noteholders—Stated interest and OID on the Notes" above) generally will not be subject to U.S. federal income tax unless:

  •
  the non-U.S. Noteholder's gain is effectively connected with its conduct of a U.S. trade or business (and, if required by an applicable income tax treaty, is attributable to a United States permanent establishment); or

  •
  the non-U.S. Noteholder is a nonresident alien individual present in the U.S. for 183 or more days in the taxable year within which the sale, exchange, redemption or other disposition takes place and certain other requirements are met.

        If a non-U.S. Noteholder is a holder described in the first bullet point above, the net gain derived from the sale, exchange, redemption or other taxable disposition of its Notes generally will be subject to U.S. federal income tax on a net basis at the rates applicable to U.S. persons generally. In addition, if such non-U.S. Noteholder is a foreign corporation, it may also be subject to a 30% (or lower applicable treaty rate) branch profits tax on its effectively connected earnings and profits for the taxable year, subject to adjustments. If a non-U.S. Noteholder is a holder described in the second bullet point above, it will be subject to a flat 30% U.S. federal income tax on the gain derived from the sale, exchange, redemption or other taxable disposition of its Notes, which may be offset by U.S. source capital losses, even though it is not considered a resident of the United States.

        Non-U.S. Noteholders should consult any applicable income tax treaties that may provide for different rules. In addition, non-U.S. Noteholders are urged to consult their tax advisors regarding the tax consequences of the purchase, ownership and disposition of the Notes.

Information Reporting and Backup Withholding

U.S. Noteholders

        Payments of interest on, or the proceeds of the sale or other disposition of, a Note are generally subject to information reporting unless the U.S. Noteholder is an exempt recipient (such as a corporation). Such payments, along with principal payments on the Note, may also be subject to U.S. federal backup withholding at the applicable rate if the recipient of such payment fails to supply a taxpayer identification number, certified under penalties of perjury, as well as certain other information or otherwise fails to establish an exemption from backup withholding. Any amounts withheld under the backup withholding rules will be allowed as a refund or credit against that U.S. Noteholder's U.S. federal income tax liability provided the required information is furnished to the IRS.

Non-U.S. Noteholders

        A non-U.S. Noteholder may be required to comply with certain certification procedures to establish that the holder is not a U.S. person in order to avoid backup withholding with respect to our payment of principal and interest on, or the proceeds of the sale or other disposition of, a note. Any amounts withheld under the backup withholding rules will be allowed as a refund or a credit against that non-U.S. Noteholder's U.S. federal income tax liability provided the required information is furnished to the IRS. In certain circumstances, the name and address of the beneficial owner and the amount of interest paid on a Note, as well as the amount, if any, of tax withheld, may be reported to the IRS. Copies of these information returns may also be made available under the provisions of a specific treaty or agreement to the tax authorities of the country in which the non-U.S. Noteholder resides.

 CERTAIN CONSIDERATIONS APPLICABLE TO ERISA, GOVERNMENTAL AND
OTHER PLAN INVESTORS

        A fiduciary of a pension plan or other employee benefit plan (including a governmental plan, an individual retirement account or a Keogh plan) proposing to invest in the notes should consider this section carefully.

        A fiduciary of an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended (commonly referred to as "ERISA"), should consider fiduciary standards under ERISA in the context of the particular circumstances of such plan before authorizing an investment in the notes. Such fiduciary should consider whether the investment is in accordance with the documents and instruments governing the plan.

        In addition, ERISA and the Code prohibit certain transactions (referred to as "prohibited transactions") involving the assets of a plan subject to ERISA or the assets of an individual retirement account or plan subject to Section 4975 of the Code (referred to as an "ERISA plan"), on the one hand, and persons who have certain specified relationships to the plan ("parties in interest" within the meaning of ERISA or "disqualified persons" within the meaning of the Code), on the other. If we (or an affiliate) are considered a party in interest or disqualified person with respect to an ERISA plan, then the investment in notes by the ERISA plan may give rise to a prohibited transaction. The purchase and holding of notes by an ERISA plan may be subject to one or more statutory or administrative exemptions from the prohibited transaction rules under ERISA and the Code. Even if the conditions for relief under such exemptions were satisfied, however, there can be no assurance that such exemptions would apply to all of the prohibited transactions that may be deemed to arise in connection with a plan's investment in the notes.

        By purchasing and holding the notes, the person making the decision to invest on behalf of an ERISA plan is representing that the purchase and holding of the notes will not result in a non-exempt prohibited transaction under ERISA or the Code. Therefore, an ERISA plan should not invest in the notes unless the plan fiduciary or other person acquiring notes on behalf of the ERISA plan determines that neither we nor an affiliate is or (at any time during the term of the investment) will become a party in interest or a disqualified person or, alternatively, that an exemption from the prohibited transaction rules is available. If an ERISA plan engages in a non-exempt prohibited transaction, the transaction may require "correction" and may cause the ERISA plan fiduciary to incur certain liabilities and the parties in interest or disqualified persons to be subject to excise taxes.

        Employee benefit plans that are governmental plans and non-U.S. plans are not subject to ERISA requirements. However, non-U.S., federal, state or local laws or regulations governing the investment and management of the assets of governmental or non-U.S. plans may contain fiduciary and prohibited transaction requirements similar to those under ERISA and Section 4975 of the Code discussed above. By purchasing and holding the notes, the person making the decision to invest on behalf of such plans is representing that the purchase and holding of the notes will not violate any law applicable to such governmental or non-U.S. plan that is similar to the prohibited transaction provisions of ERISA or the Code.

        If you are the fiduciary of an employee benefit plan or ERISA plan and you propose to invest in the notes with the assets of such employee benefit plan or ERISA plan, you should consult your own legal counsel for further guidance. The sale of notes to an employee benefit plan is in no respect a representation by us, the underwriter or any other person that such an investment meets all relevant legal requirements with respect to investments by employee benefit plans generally or any particular plan or that such an investment is appropriate for employee benefit plans generally or any particular plan.

 USE OF PROCEEDS

        We estimate that the net proceeds from this offering will be approximately $                after deducting estimated underwriting discounts and commissions and estimated offering expenses of approximately $400,000 payable by us.

        We expect to use the net proceeds from the sale of the Notes initially to maintain balance sheet liquidity, including investments in high quality short-term debt instruments, and thereafter to make long-term investments in accordance with our investment objective. We anticipate that substantially all of the net proceeds from this offering will be used for the above purposes within six months, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions.

        As of March 7, 2013, we had no borrowings under our credit facility and, based on the assets currently pledged as collateral on the facility, approximately $300.0 million was available to us for borrowing under our credit facility. Interest on borrowings under the credit facility is one-month LIBOR plus 275 basis points, with no minimum Libor floor. Additionally, the lenders charge a fee on the unused portion of the credit facility equal to either 50 basis points if at least half of the credit facility is used or 100 basis points otherwise.

 CAPITALIZATION

        The following table sets forth our capitalization as of December 31, 2012:

  •
  on an actual basis;

  •
  on an as adjusted basis giving effect to the issuance of 160,182 and 160,941 shares in connection with our dividend reinvestment plan on January 23, 2013 and February 20, 2013, respectively, our issuance of 17,650,376 shares of common stock during the period from January 7, 2013 to March 7, 2013 under our ATM Program and the issuance of $26.3 million aggregate principal amount of Prospect Capital InterNotes® since December 31, 2012; and

  •
  on an as further adjusted basis giving effect to the transactions noted above and the assumed sale of $         million aggregate principal amount of Notes but without giving effect to the use of the cash proceeds from such sale as described in "Use of Proceeds" on page S-75.

        This table should be read in conjunction with "Use of Proceeds" and our "Management's Discussion and Analysis of Financial Condition and Results of Operations" and our financial statements and notes thereto included in this prospectus supplement and the accompanying prospectus. The adjusted information is illustrative only.

	As of December 31, 2012
	Actual	As Adjusted for Stock Issuances and Borrowings After December 31, 2012	As further Adjusted for this Offering
	(In thousands, except shares and per share data)
	(Unaudited)
Long-term debt, including current maturities:
Borrowings under senior credit facility(1)	$—	$—		$—
2015 Notes	150,000	150,000		150,000
2016 Notes	167,500	167,500		167,500
2017 Notes	130,000	130,000		130,000
2018 Notes	200,000	200,000		200,000
2019 Notes	200,000	200,000		200,000
2022 Notes	100,000	100,000		100,000
Prospect Capital InterNotes®	164,993	191,280		191,280
Notes offered hereby	—	—
Amount owed to affiliates	2,392	2,392		2,392

Total long-term debt	1,114,885	1,141,172

Stockholders' equity:
Common stock, par value $0.001 per share (500,000,000 common shares authorized; 215,173,410 shares outstanding actual, 233,144,909 shares outstanding as adjusted and 233,144,909 shares outstanding as further adjusted)	215	233		233
Paid-in capital in excess of par value	2,379,742	2,579,391		2,579,391
Distributions in excess of net investment income	82,817	82,817		82,817
Accumulated realized losses on investments	(57,890)	(57,890)		(57,890)
Net unrealized appreciation on investments	(78,249)	(78,249)		(78,249)

Total stockholders' equity	2,326,635	2,526,302		2,526,302

Total capitalization	$3,441,520	$3,667,474	$

(1)
As of December 31, 2012 and March 7, 2013, we had no borrowings under our credit facility.

SENIOR SECURITIES

        Information about our senior securities is shown in the following table as of each fiscal year ended June 30 since the Company commenced operations and as of December 31, 2012.

Credit Facility	Total Amount Outstanding(1)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
Fiscal 2013 (as of December 31, 2012, unaudited)	$—	N/A	—	—
Fiscal 2012 (as of June 30, 2012)	96,000	$22,668	—	—
Fiscal 2011 (as of June 30, 2011)	84,200	18,065	—	—
Fiscal 2010 (as of June 30, 2010)	100,300	8,093	—	—
Fiscal 2009 (as of June 30, 2009)	124,800	5,268	—	—
Fiscal 2008 (as of June 30, 2008)	91,167	5,712	—	—
Fiscal 2007 (as of June 30, 2007)	—	N/A	—	—
Fiscal 2006 (as of June 30, 2006)	28,500	4,799	—	—
Fiscal 2005 (as of June 30, 2005)	—	N/A	—	—
Fiscal 2004 (as of June 30, 2004)	—	N/A	—	—

2015 Notes
Fiscal 2013 (as of December 31, 2012, unaudited)	$150,000	$22,928	—	—
Fiscal 2012 (as of June 30, 2012)	150,000	14,507	—	—
Fiscal 2011 (as of June 30, 2011)	150,000	10,140	—	—

2016 Notes
Fiscal 2013 (as of December 31, 2012, unaudited)	$167,500	$20,532	—	—
Fiscal 2012 (as of June 30, 2012)	167,500	12,992	—	—
Fiscal 2011 (as of June 30, 2011)	172,500	8,818	—	—

2017 Notes
Fiscal 2013 (as of December 31, 2012, unaudited)	$130,000	$26,455	—	—
Fiscal 2012 (as of June 30, 2012)	130,000	16,739	—	—

2018 Notes
Fiscal 2013 (as of December 31, 2012, unaudited)	$200,000	$17,196	—	—

2019 Notes
Fiscal 2013 (as of December 31, 2012, unaudited)	$200,000	$17,196	—	—

2022 Notes
Fiscal 2013 (as of December 31, 2012, unaudited)	$100,000	$34,391	—	—
Fiscal 2012 (as of June 30, 2012)	100,000	21,761	—	—

Prospect Capital InterNotes®
Fiscal 2013 (as of December 31, 2012, unaudited)	$164,993	$20,844	—	—
Fiscal 2012 (as of June 30, 2012)	20,638	105,442	—	—

All Senior Securities(5)
Fiscal 2013 (as of December 31, 2012, unaudited)	$1,112,493	$3,091	—	—
Fiscal 2012 (as of June 30, 2012)	664,138	3,277	—	—
Fiscal 2011 (as of June 30, 2011)	406,700	3,740	—	—

(1)
Total amount of each class of senior securities outstanding at the end of the period presented (in 000's).

(2)
The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit.

(3)
This column is inapplicable.

(4)
This column is inapplicable.

(5)
On February 16, 2012, we entered into the Selling Agent Agreement and began offering notes (the "Prospect Capital InterNotes Program"). On March 4, 2013, we entered into a Second Amended and Restated Selling Agent Agreement which continued the Prospect Capital InterNotes Program on substantially similar terms and provides for our issuance of floating rate notes in addition to fixed rate notes. Through March 7, 2013, we have sold $191.3 million aggregate principal amount of notes. Amounts sold under the Prospect Capital InterNotes Program after December 31, 2012 are not reflected in the table above.

 RATIO OF EARNINGS TO FIXED CHARGES

        For the three and six months ended December 31, 2012 and the years ended June 30, 2012, 2011, 2010, 2009 and 2008, the ratios of earnings to fixed charges of the Company, computed as set forth below, were as follows:

	For the Three Months Ended December 31, 2012	For the Six Months Ended December 31, 2012	For the Year Ended June 30, 2012	For the Year Ended June 30, 2011	For the Year Ended June 30, 2010	For the Year Ended June 30, 2009	For the Year Ended June 30, 2008
Earnings to Fixed Charges(1)	3.83	4.13	5.95	7.72	3.34	6.78	5.37

For purposes of computing the ratios of earnings to fixed charges, earnings represent net increase in net assets resulting from operations plus (or minus) income tax expense including excise tax expense plus fixed charges. Fixed charges include interest and credit facility fees expense and amortization of debt issuance costs.

(1)
Earnings include the net change in unrealized appreciation or depreciation. Net change in unrealized appreciation or depreciation can vary substantially from year to year. Excluding the net change in unrealized appreciation or depreciation, the earnings to fixed charges ratio would be 6.55 for the three months ended December 31, 2012, 6.58 for the six months ended December 31, 2012, 6.79 for the year ended June 30, 2012, 7.29 for the year ended June 30, 2011, 2.87 for the year ended June 30, 2010, 4.35 for the year ended June 30, 2009 and 5.57 for the year ended June 30, 2008.

 UNDERWRITING

        Barclays Capital Inc. is acting as the sole underwriter of this offering. Under the terms of an underwriting agreement Barclays Capital Inc. has agreed to purchase from us, the $              principal amount of the Notes.

        The underwriting agreement provides that the underwriter's obligation to purchase the Notes depends on the satisfaction of the conditions contained in the underwriting agreement including:

  •
  the obligation to purchase all of the Notes offered hereby, if any of the Notes are purchased;

  •
  the representations and warranties made by us to the underwriter are true;

  •
  there is no material change in our business or the financial markets; and

  •
  we deliver customary closing documents to the underwriter.

Commissions and Expenses

        The underwriter will purchase the Notes at the discount from the offering price indicated on the cover of this prospectus supplement and propose initially to offer and sell the Notes at the offering price set forth on the front of this prospectus supplement and may offer the Notes to certain dealers at the public offering price less a concession not in excess of        % of the principal amount of the Notes. The underwriter may allow, and dealers may re-allow, a concession not in excess of        % of the principal amount of the Notes to certain other dealers. After the initial offering of the Notes, the offering price at which the Notes are being offered may be changed at any time without notice.

        The following table shows the underwriting discount that we will pay to the underwriter in connection with this offering, expressed as a percentage of the principal amount of the Notes and in total:

	Per Note		Total
Underwriting discount		%	$

        We estimate that our share of the total expenses of the offering, excluding the underwriting discount, will be approximately $400,000.

Indemnification

        We have agreed to indemnify the underwriter against certain liabilities, including liabilities under the Securities Act, and to contribute to payments that the underwriter may be required to make in respect of those liabilities.

Stabilization and Short Positions

        In connection with this offering, the underwriter may engage in certain transactions that stabilize, maintain or otherwise affect the price of the Notes. Specifically, the underwriter may overallot in connection with the offering of the Notes, creating a syndicate short position. In addition, the underwriter may bid for and purchase Notes in the open market to cover syndicate short positions or to stabilize the price of the Notes. Any of these activities may stabilize or maintain the market price of the Notes above what it would be in the absence of such activities. The underwriter is not required to engage in any of these activities, and it may end any of them at any time. We and the underwriter make no representation as to the direction or magnitude of any effect that the transactions described above may have on the price of the Notes. In addition, we and the underwriter make no representation that anyone will engage in such transactions or that such transactions, once commenced, will not be discontinued without notice.

Other Relationships

        The underwriter and certain of its affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, investment research, principal investment, hedging, financing and brokerage activities. The underwriter and certain of its affiliates have, from time to time, performed, and may in the future perform, various commercial and investment banking and financial advisory services for the issuer and its affiliates, for which they received or may in the future receive customary fees and expenses.

        In the ordinary course of its various business activities, the underwriter and certain of its affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers, and such investment and securities activities may involve securities and/or instruments of the issuer or its affiliates. If the underwriter or its affiliates have a lending relationship with us, they routinely hedge their credit exposure to us consistent with their customary risk management policies. The underwriter and its affiliates may hedge such exposure by entering into transactions which consist of either the purchase of credit default swaps or the creation of short positions in our securities or the securities of our affiliates, including potentially the Notes offered hereby. Any such short positions could adversely affect future trading prices of the Notes offered hereby. The underwriter and certain of its affiliates may also communicate independent investment recommendations, market color or trading ideas and/or publish or express independent research views in respect of such securities or instruments and may at any time hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments.

Selling Restrictions

        This prospectus does not constitute an offer to sell to, or a solicitation of an offer to buy from, anyone in any country or jurisdiction (i) in which such an offer or solicitation is not authorized, (ii) in which any person making such offer or solicitation is not qualified to do so or (iii) in which any such offer or solicitation would otherwise be unlawful. No action has been taken that would, or is intended to, permit a public offer of the Notes or possession or distribution of this prospectus or any other offering or publicity material relating to the Notes in any country or jurisdiction (other than the United States) where any such action for that purpose is required. Accordingly, the underwriter has undertaken that it will not, directly or indirectly, offer or sell any Notes or have in its possession, distribute or publish any prospectus, form of application, advertisement or other document or information in any country or jurisdiction except under circumstances that will, to the best of its knowledge and belief, result in compliance with any applicable laws and regulations and all offers and sales of Notes by it will be made on the same terms.

LEGAL MATTERS

        The legality of the Notes will be passed upon for the Company by Joseph Ferraro, our General Counsel. Skadden, Arps, Slate, Meagher & Flom LLP ("Skadden, Arps"), New York, New York, and Venable LLP, as special Maryland counsel, Baltimore, Maryland, will pass on certain matters for the Company. Certain legal matters in connection with the offering will be passed upon for the underwriter by Troutman Sanders LLP. Skadden, Arps and Venable LLP each have from time to time acted as counsel for us and our subsidiary and may do so in the future.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        BDO USA, LLP is the independent registered public accounting firm for the Company.

AVAILABLE INFORMATION

        We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the Notes offered by this prospectus supplement. The registration statement contains additional information about us and the Notes being registered by this prospectus supplement. We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. This information and the information specifically regarding how we voted proxies relating to portfolio securities for the period ended June 30, 2012, are available free of charge by contacting us at 10 East 40th Street, 44th floor, New York, NY 10016 or by telephone at toll-free (888) 748-0702. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street NE, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC's Internet site at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2012 and June 30, 2012

(in thousands, except share and per share data)

	December 31, 2012	June 30, 2012
	(Unaudited)	(Audited)
Assets (Note 4)
Investments at fair value:
Control investments (amortized cost of $666,360 and $518,015, respectively)	$649,380	$564,489
Affiliate investments (amortized cost of $48,659 and $44,229, respectively)	48,266	46,116
Non-control/Non-affiliate investments (amortized cost of $2,402,038 and $1,537,069, respectively)	2,341,162	1,483,616

Total investments at fair value (amortized cost of $3,117,057 and $2,099,313, respectively, Note 3)	3,038,808	2,094,221
Investments in money market funds	430,945	118,369

Total investments	3,469,753	2,212,590

Cash	2,219	2,825
Receivables for:
Interest, net	16,531	14,219
Dividends	11	1
Other	2,409	783
Prepaid expenses	227	421
Deferred financing costs	38,571	24,415

Total Assets	3,529,721	2,255,254

Liabilities
Credit facility payable (Note 4 and Note 8)	—	96,000
Senior convertible notes (Note 5 and Note 8)	847,500	447,500
Senior unsecured notes (Note 6 and Note 8)	100,000	100,000
Prospect Capital InterNotes® (Note 7 and Note 8)	164,993	20,638
Due to broker	38,291	44,533
Dividends payable	23,669	14,180
Due to Prospect Administration (Note 12)	373	658
Due to Prospect Capital Management (Note 12)	2,019	7,913
Accrued expenses	16,544	9,648
Other liabilities	9,697	2,210

Total Liabilities	1,203,086	743,280

Net Assets	$2,326,635	$1,511,974

Components of Net Assets
Common stock, par value $0.001 per share (500,000,000 common shares authorized; 215,173,410 and 139,633,870 issued and outstanding, respectively) (Note 9)	$215	$140
Paid-in capital in excess of par (Note 9)	2,379,742	1,544,801
Undistributed net investment income	82,817	23,667
Accumulated realized losses on investments	(57,890)	(51,542)
Unrealized depreciation on investments	(78,249)	(5,092)

Net Assets	$2,326,635	$1,511,974

Net Asset Value Per Share	$10.81	$10.83

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF OPERATIONS

For The Three and Six Months Ended December 31, 2012 and 2011

(in thousands, except share and per share data)

(Unaudited)

	For The Three Months Ended December 31,		For The Six Months Ended December 31,
	2012	2011	2012	2011
Investment Income
Interest Income: (Note 3)
Control investments	$33,239	$6,415	$51,158	$12,580
Affiliate investments	1,694	2,399	3,345	4,801
Non-control/Non-affiliate investments other than CLO securities	58,513	36,714	103,540	70,034
CLO fund securities	23,420	608	37,133	1,108

Total interest income	116,866	46,136	195,176	88,523

Dividend income:
Control investments	31,717	17,645	64,967	24,345
Non-control/Non-affiliate investments	230	1,384	3,185	1,733
Money market funds	8	—	11	1

Total dividend income	31,955	19,029	68,163	26,079

Other income: (Note 10)
Control investments	5,095	612	5,097	618
Affiliate investments	605	13	613	74
Non-control/Non-affiliate investments	11,514	1,473	20,622	7,311

Total other income	17,214	2,098	26,332	8,003

Total Investment Income	166,035	67,263	289,671	122,605

Operating Expenses
Investment advisory fees:
Base management fee (Note 12)	16,306	8,825	29,534	17,036
Income incentive fee (Note 12)	24,804	9,127	43,311	16,096

Total investment advisory fees	41,110	17,952	72,845	33,132
Interest and credit facility expenses	16,414	9,759	29,925	18,719
Legal fees	635	510	1,257	942
Valuation services	371	306	747	608
Audit, compliance and tax related fees	378	525	810	865
Allocation of overhead from Prospect Administration (Note 12)	2,139	1,117	4,323	2,233
Insurance expense	78	20	171	99
Directors' fees	75	63	150	127
Excise tax (Note 2)	4,500	—	4,500	—
Other general and administrative expenses	1,119	503	1,700	1,495

Total Operating Expenses	66,819	30,755	116,428	58,220

Net Investment Income	99,216	36,508	173,243	64,385

Net realized (loss) gain on investments (Note 3)	(8,123)	13,498	(6,348)	(1,109)
Net change in unrealized (depreciation) appreciation on investments (Note 3)	(44,604)	14,486	(73,157)	41,116

Net Increase in Net Assets Resulting from Operations	$46,489	$64,492	$93,738	$104,392

Net increase in net assets resulting from operations per share: (Note 11 and Note 15)	$0.24	$0.59	$0.52	$0.96

Dividends declared per share	$0.31	$0.31	$0.61	$0.61

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

For The Six Months Ended December 31, 2012 and 2011

(in thousands, except share data)

(Unaudited)

	For The Six Months Ended December 31,
	2012	2011
Increase in Net Assets from Operations:
Net investment income	$173,243	$64,385
Net realized loss on investments	(6,348)	(1,109)
Net change in unrealized (depreciation) appreciation on investments	(73,157)	41,116

Net Increase in Net Assets Resulting from Operations	93,738	104,392

Dividends to Shareholders	(114,093)	(66,553)

Capital Share Transactions:
Net proceeds from issuance of common stock	829,503	15,060
Less: Offering costs of public share offerings	(1,514)	(165)
Reinvestment of dividends	7,027	5,393

Net Increase in Net Assets Resulting from Capital Share Transactions	835,016	20,288

Total Increase in Net Assets	814,661	58,127
Net assets at beginning of period	1,511,974	1,114,357

Net Assets at End of Period	$2,326,635	$1,172,484

Capital Share Activity:
Shares sold	69,407,632	1,500,000
Shares issued to acquire controlled investments	5,507,381	—
Shares issued through reinvestment of dividends	624,527	584,361

Net increase in capital share activity	75,539,540	2,084,361
Shares outstanding at beginning of period	139,633,870	107,606,690

Shares Outstanding at End of Period	215,173,410	109,691,051

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS

For The Six Months Ended December 31, 2012 and 2011

(in thousands, except share data)

(Unaudited)

	For The Six Months Ended December 31,
	2012	2011
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$93,738	$104,392
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operations:
Net realized loss on investments	6,348	1,109
Net change in unrealized depreciation (appreciation) on investments	73,157	(41,116)
Amortization of discounts and premiums	(11,422)	(2,575)
Amortization of deferred financing costs	3,724	4,494
Payment-in-kind interest	(4,048)	(3,329)
Structuring fees	(24,273)	(7,356)
Change in operating assets and liabilities
Payments for purchases of investments	(1,432,490)	(366,587)
Proceeds from sale of investments and collection of investment principal	507,392	166,261
Net increase of investments in money market funds	(312,576)	(802)
Increase in interest receivable	(2,312)	(470)
Increase in dividends receivable	(10)	—
Increase in other receivables	(1,626)	(250)
Decrease (increase) in prepaid expenses	194	(286)
(Decrease) increase in due to broker	(6,242)	17,339
(Decrease) increase in due to Prospect Administration	(285)	416
(Decrease) increase in due to Prospect Capital Management	(5,894)	9,753
Increase in accrued expenses	6,896	90
Increase (decrease) in other liabilities	7,487	(848)

Net Cash Used In Operating Activities	(1,102,242)	(119,765)

Cash Flows from Financing Activities:
Borrowings under credit facility (Note 4)	99,000	442,300
Principal payments under credit facility (Note 4)	(195,000)	(274,500)
Issuance of Senior Convertible Notes (Note 5)	400,000	—
Issuance of Prospect Capital InterNotes® (Note 7)	144,355	—
Financing costs paid and deferred	(17,880)	(1,629)
Proceeds from issuance of common stock, net of underwriting costs	770,252	15,060
Offering costs from issuance of common stock	(1,514)	(165)
Dividends paid	(97,577)	(60,932)

Net Cash Provided By Financing Activities	1,101,636	120,134

Total (Decrease) Increase in Cash	(606)	369
Cash balance at beginning of period	2,825	1,492

Cash Balance at End of Period	$2,219	$1,861

Cash Paid For Interest	$17,442	$12,777

Non-Cash Financing Activity:
Amount of shares issued in connection with dividend reinvestment plan	$7,027	$5,393

Amount of shares issued in connection with controlled investments	$59,251	$—

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2012 (Unaudited) and June 30, 2012 (Audited)

(in thousands, except share data)

			December 31, 2012 (Unaudited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Control Investments (25.00% or greater of voting control)
AIRMALL USA, Inc.(27)	Pennsylvania / Property Management	Senior Secured Term Loan (12.00% (LIBOR + 9.00% with 3.00% LIBOR floor), due 6/30/2015)(3),(4)	$29,050	$29,050	$29,050	1.2%
		Senior Subordinated Term Loan (12.00% plus 6.00% PIK, due 12/31/2015)	12,500	12,500	12,500	0.5%
		Convertible Preferred Stock (9,919.684 shares)		9,920	8,202	0.4%
		Common Stock (100 shares)		—	—	0.0%

				51,470	49,752	2.1%

Ajax Rolled Ring & Machine, Inc.	South Carolina / Manufacturing	Senior Secured Note—Tranche A (10.50% (LIBOR + 7.50% with 3.00% LIBOR floor), due 4/01/2013)(3),(4)	19,910	19,910	19,910	0.9%
		Subordinated Secured Note—Tranche B (11.50% (LIBOR + 8.50% with 3.00% LIBOR floor) plus 6.00% PIK, due 4/01/2013)(3), (4)	15,035	15,035	15,035	0.6%
		Subordinated Unsecured Note (11.50% (LIBOR + 8.50% with 3.00% LIBOR floor) plus 6.00% PIK, due 12/31/2017)(4)	3,600	3,600	3,600	0.2%
		Convertible Preferred Stock—Series A (6,142.6 shares)		6,057	4,866	0.2%
		Unrestricted Common Stock (6 shares)		—	5	0.0%

				44,602	43,416	1.9%

APH Property Holdings, LLC(32)	Georgia / Real Estate	Senior Secured Note (10.50% (LIBOR + 8.50% with 2.00% LIBOR floor) plus 2.00% PIK, due 10/24/2020)(4)	12,418	12,418	12,418	0.5%
		Common Stock (17,400 shares)		5,002	5,002	0.2%

				17,420	17,420	0.7%

AWCNC, LLC(19)	North Carolina / Machinery	Members Units—Class A (1,800,000 units)		—	—	0.0%
		Members Units—Class B-1 (1 unit)		—	—	0.0%
		Members Units—Class B-2 (7,999,999 units)		—	—	0.0%

				—	—	0.0%

Borga, Inc.	California / Manufacturing	Revolving Line of Credit—$1,000 Commitment (5.00% (PRIME + 1.75%) plus 3.00% default interest, in non-accrual status effective 03/02/2010, past due)(4),(25)	1,000	945	622	0.0%
		Senior Secured Term Loan B (8.50% (PRIME + 5.25%) plus 3.00% default interest, in non-accrual status effective 03/02/2010, past due)(4)	1,612	1,500	—	0.0%
		Senior Secured Term Loan C (12.00% plus 4.00% PIK plus 3.00% default interest, in non-accrual status effective 03/02/2010, past due)	9,546	707	—	0.0%
		Common Stock (100 shares)(21)		—	—	0.0%
		Warrants (33,750 warrants)(21)		—	—	0.0%

				3,152	622	0.0%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012 (Unaudited) and June 30, 2012 (Audited)

(in thousands, except share data)

			December 31, 2012 (Unaudited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Control Investments (25.00% or greater of voting control)
CCPI Holdings Inc(33)	Ohio / Manufacturing	Senior Secured Note (10.00%, due 12/31/2017)	$17,888	$17,888	$17,888	0.8%
		Senior Secured Note (12.00% plus 7.00% PIK, due 6/30/2018)	7,526	7,526	7,526	0.3%
		Common Stock (100 shares)		8,581	8,581	0.4%

				33,995	33,995	1.5%

Credit Central Holdings of Delaware, LLC(34)	Ohio / Consumer Finance	Senior Secured Revolving Credit Facility—$60,000 Commitment (20.00%(LIBOR + 18.50% with 1.50% LIBOR floor), due 12/31/2020)(4), (25)	38,082	38,082	38,082	1.6%
		Common Stock (100 shares)		9,581	9,581	0.4%

				47,663	47,663	2.0%

Energy Solutions Holdings, Inc.(8)	Texas / Gas Gathering and Processing	Senior Secured Note (18.00%, due 12/11/2016)	5,000	5,000	5,000	0.2%
		Junior Secured Note (18.00%, due 12/12/2016)	12,000	12,000	12,000	0.5%
		Senior Secured Note to Vessel Holdings LLC (18.00%, due 12/12/2016)	3,500	3,500	3,500	0.2%
		Subordinated Secured Note to Freedom Marine Holdings, LLC (12.00% (LIBOR + 6.11% with 5.89% LIBOR floor) plus 4.00% PIK, in non-accrual status effective 10/1/2010, due 12/31/2011)(4)	13,628	12,503	5,896	0.3%
		Senior Secured Debt to Yatesville Coal Holdings, Inc. (Non-accrual status effective 1/1/2009, past due)	1,449	1,449	—	0.0%
		Escrow		—	4,997	0.2%
		Common Stock (100 shares)		8,318	8,507	0.4%

				42,770	39,900	1.8%

First Tower Holdings of Delaware, LLC.(22),(29)	Mississippi / Consumer Finance	Senior Secured Revolving Credit Facility—$400,000 Commitment (20.00% (LIBOR + 18.50% with 1.50% LIBOR floor), due 6/30/2022)(4), (25)	264,760	264,760	264,760	11.4%
		Common Stock (83,729,323 shares)		43,193	45,649	2.0%
		Net Revenue Interest (5% of Net Revenue & Distributions)		—	—	0.0%

				307,953	310,409	13.4%

Manx Energy, Inc. ("Manx")(12)	Kansas / Oil & Gas Production	Senior Secured Note (13.00%, in non-accrual status effective 1/19/2010, due 6/21/2013)	3,550	3,550	—	0.0%
		Preferred Stock (6,635 shares)		6,307	—	0.0%
		Common Stock (17,082 shares)		1,170	—	0.0%

				11,027	—	0.0%

NMMB Holdings, Inc.(24)	New York / Media	Senior Term Loan (14.00%, due 5/6/2016)	19,000	19,000	18,975	0.8%
		Senior Subordinated Term Loan (15.00%, due 5/6/2016)	2,800	2,800	1,225	0.1%
		Series A Preferred Stock (4,400 shares)		4,400	—	0.0%

				26,200	20,200	0.9%

R-V Industries, Inc.	Pennsylvania / Manufacturing	Senior Subordinated Note (12.00% (LIBOR + 9.00% with 3.00% LIBOR floor,) due 5/30/2018)	9,500	9,500	9,500	0.4%
		Warrants (200,000 warrants, expiring 6/30/2017)(4)		1,682	6,299	0.3%
		Common Stock (545,107 shares)		5,087	17,167	0.7%

				16,269	32,966	1.4%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012 (Unaudited) and June 30, 2012 (Audited)

(in thousands, except share data)

			December 31, 2012 (Unaudited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Control Investments (25.00% or greater of voting control)
The Healing Staff, Inc.(9)	North Carolina / Contracting	Secured Promissory Notes (15.00%, in non-accrual status effective 12/22/2010, due 3/21/2012—12/18/2013)	$2,581	$2,580	$—	0.0%
		Senior Demand Note (15.00%, in non-accrual status effective 11/1/2010, past due)	1,170	1,170	—	0.0%
		Common Stock (1,000 shares)		—	—	0.0%

				3,750	—	0.0%

Valley Electric Co. of Mt. Vernon, Inc(35)	Washington / Construction & Engineering	Senior Secured Note (9.00% (LIBOR + 6.00%, with 3.00% LIBOR floor) plus 9.00% PIK, due 12/31/2018)(4)	32,572	32,572	32,572	1.4%
		Senior Secured Note (8.00% (LIBOR + 5.00% with 3.00% LIBOR floor) plus 2.50% PIK, due 12/31/2017)(4)	10,000	10,000	10,000	0.4%
		Common Stock (50,000 Shares)		9,526	9,526	0.4%

				52,098	52,098	2.2%

Wolf Energy Holdings, Inc. (12)	Kansas / Oil & Gas Production	Appalachian Energy Holdings, LLC ("AEH")—Senior Secured First Lien Note (8.00%, in non-accrual status effective 1/19/2010, due 6/21/2013)	2,540	2,000	235	0.0%
		Coalbed, LLC—Senior Secured Note (8.00%, in non-accrual status effective 1/19/2010, due 6/21/2013)(6)	7,620	5,991	704	0.0%
		Common Stock (100 Shares)		—	—	0.0%

				7,991	939	0.0%

Total Control Investments				666,360	649,380	27.9%

Affiliate Investments (5.00% to 24.99% voting control)
BNN Holdings Corp., (f/k/a Biotronic NeuroNetwork)	Michigan / Healthcare	Senior Secured Note (10.00% (LIBOR + 8.00% with 2.00% LIBOR floor), due 12/17/2017)(4)	29,850	29,850	29,850	1.3%
		Preferred Stock Series A (9,925.455 shares)(13)		2,300	2,144	0.1%
		Preferred Stock Series B (1,753.64 shares)(13)		579	540	0.0%

				32,729	32,534	1.4%

Boxercraft Incorporated(20)	Georgia / Textiles & Leather	Senior Secured Term Loan A (10.00% plus 5.00% PIK, due 9/16/2013)	1,677	1,626	1,651	0.1%
		Senior Secured Term Loan B (10.00% plus 5.00% PIK, due 9/16/2013)	4,792	4,528	4,691	0.2%
		Senior Secured Term Loan C (10.00% plus 5.00% PIK, due 9/16/2013) due 9/16/2013)	2,323	2,323	2,274	0.1%
		Senior Secured Term Loan (10.00% plus 5.00% PIK, due 3/16/2014)	8,153	7,453	7,116	0.3%
		Preferred Stock (1,000,000 shares)		—	—	0.0%
		Common Stock (10,000 shares)		—	—	0.0%
		Warrants (1 warrant, expiring 8/31/2022)		—	—	0.0%

				15,930	15,732	0.7%

Smart, LLC(14)	New York / Diversified / Conglomerate Service	Membership Interest		—	—	0.0%

				—	—	0.0%

Total Affiliate Investments				48,659	48,266	2.1%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012 (Unaudited) and June 30, 2012 (Audited)

(in thousands, except share data)

			December 31, 2012 (Unaudited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Non-control/Non-affiliate Investments (less than 5.00% of voting control)
ADAPCO, Inc.	Florida / Ecological	Common Stock (5,000 shares)		$141	$282	0.0%

				141	282	0.0%

Aderant North America, Inc.	Georgia / Software & Computer Services	Second Lien Term Note (11.00%, PRIME + 7.75)%, due 6/20/2019)(4)	$7,000	6,895	6,895	0.3%

				6,895	6,895	0.3%

Aircraft Fasteners International, LLC	California / Machinery	Convertible Preferred Stock (32,500 units)		396	517	0.0%

				396	517	0.0%

American Gilsonite Company	Utah / Specialty Minerals	Second Lien Term Note (11.50%, due 9/1/2017)	38,500	38,500	38,500	1.7%
		Membership Interest in AGC/PEP, LLC (99.9999%)(15)		—	5,036	0.2%

				38,500	43,536	1.9%

Apidos CLO VIII, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	19,730	18,597	19,347	0.8%

				18,597	19,347	0.8%

Apidos CLO IX, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	20,525	19,810	19,357	0.8%

				19,810	19,357	0.8%

Apidos CLO XI, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	38,340	38,291	38,291	1.6%

				38,291	38,291	1.6%

Archipelago Learning, Inc.	Minnesota / Consumer Services	Second Lien Debt (11.25% (LIBOR + 9.75% with 1.50% LIBOR floor), due 5/17/2019)(4),(16)	50,000	48,118	50,000	2.1%

				48,118	50,000	2.1%

Arctic Glacier U.S.A, Inc.	Canada / Food Products	Subordinated Unsecured (12.00% plus 3.00% PIK, due 7/27/2019)	86,118	86,118	86,118	3.7%

				86,118	86,118	3.7%

Babson CLO Ltd 2011-I.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	35,000	34,634	35,470	1.5%

				34,634	35,470	1.5%

Babson CLO Ltd 2012-IA.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	29,075	26,199	27,182	1.2%

				26,199	27,182	1.2%

Babson CLO Ltd 2012-IIA.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	27,850	29,029	27,072	1.2%

				29,029	27,072	1.2%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012 (Unaudited) and June 30, 2012 (Audited)

(in thousands, except share data)

			December 31, 2012 (Unaudited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Non-control/Non-affiliate Investments (less than 5.00% of voting control)
Byrider Systems Acquisition Corp(22)	Indiana / Auto Finance	Senior Subordinated Notes (12.00% plus 2.00% PIK, due 11/3/2016)(3)	$15,755	$15,755	$15,755	0.7%

				15,755	15,755	0.7%

Caleel + Hayden, LLC (14),(31)	Colorado / Personal & Nondurable Consumer Products	Membership Units (7,500 shares)		351	1,210	0.1%

				351	1,210	0.1%

Capstone Logistics, LLC(4)	Georgia / Commercial Services	Senior Secured Term Loan A (7.50% (LIBOR + 5.50% with 2.00% LIBOR floor), due 9/16/2016)	30,705	30,705	30,705	1.3%
		Senior Secured Term Loan B (13.50% (LIBOR + 11.50% with 2.00% LIBOR floor), due 9/16/2016)(3)	38,434	38,434	38,434	1.7%

				69,139	69,139	3.0%

Cargo Airport Services USA, LLC	New York / Transportation	Senior Secured Term Loan (10.50% (LIBOR + 7.50% with 3.00% LIBOR floor), due 3/31/2016)(3),(4)	47,273	47,273	47,273	2.0%
		Common Equity (1.6 units)		1,639	2,121	0.1%

				48,912	49,394	2.1%

CIFC Funding 2011-I, Ltd.(4),(22)	Cayman Islands / Diversified Financial Services	Secured Class D Notes (5.32% (LIBOR + 5.00%), due 1/19/2023)	19,000	14,902	16,097	0.7%
		Unsecured Class E Notes (7.32% (LIBOR + 7.00%), due 1/19/2023)	15,400	12,557	13,292	0.6%

				27,459	29,389	1.3%

The Copernicus Group, Inc.	North Carolina / Healthcare	Escrow Receivable		—	314	0.0%

				—	314	0.0%

Coverall North America, Inc.	Florida / Commercial Services	Senior Secured Term Loan (11.50% (LIBOR + 8.50% with 3.00% floor), due 12/17/2017)(4)	39,800	39,800	39,800	1.7%

				39,800	39,800	1.7%

CP Well Testing, LLC	Oklahoma / Oil & Gas Products	Senior Secured Term Loan (13.50% (LIBOR + 11.00% with 2.50% floor), due 10/03/2017)(4)	21,366	21,366	21,366	0.9%

				21,366	21,366	0.9%

CRT MIDCO, LLC	Wisconsin / Media	Senior Secured Term Loan (10.50% (LIBOR + 7.50% with 3.00% LIBOR floor), due 6/30/2017)(3),(4)	72,750	72,750	72,750	3.1%

				72,750	72,750	3.1%

Deltek, Inc.	Virginia/ Software & Computer Services	Second Lien Term Loan (10.00% (LIBOR + 8.75% with 1.25% LIBOR floor), due 10/10/2019)(4)	12,000	11,824	11,824	0.5%

				11,824	11,824	0.5%

Diamondback Operating, LP	Oklahoma / Oil & Gas Production	Net Profits Interest (15.00% payable on Equity distributions)(7)		—	—	0.0%

				—	—	0.0%

Empire Today, LLC	Illinois / Durable Consumer Products	Senior Secured Note (11.375%, due 2/1/2017)	15,700	15,293	15,700	0.7%

				15,293	15,700	0.7%

EIG Investors Corp.	Massachusetts / Software & Computer Services	Second Lien Term Loan (10.25% (LIBOR + 9.00% with 1.25% floor), due 5/09/2020)(4),(16)	22,000	21,783	21,783	0.9%

				21,783	21,783	0.9%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012 (Unaudited) and June 30, 2012 (Audited)

(in thousands, except share data)

			December 31, 2012 (Unaudited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Non-control/Non-affiliate Investments (less than 5.00% of voting control)
Evanta Ventures, Inc.(11)	Oregon / Commercial Services	Subordinated Unsecured (12.00% plus 1.00% PIK, due 9/28/2018)	$10,427	$10,427	$10,427	0.5%

				10,427	10,427	0.5%

Fairchild Industrial Products, Co.	North Carolina / Electronics	Escrow Receivable	—	—	151	0.0%

				—	151	0.0%

Fischbein, LLC	North Carolina / Machinery	Escrow Receivable		—	520	0.0%
		Membership Class A (875,000 units)		875	2,314	0.1%

				875	2,834	0.1%

Focus Brands, Inc.(4)	Georgia / Consumer Services	Second Lien Term Loan (10.25% (LIBOR + 9.00% with 1.25% LIBOR floor), due 8/21/2018)	18,000	17,713	17,713	0.8%

				17,713	17,713	0.8%

FPG, LLC(4)	Illinois / Durable Consumer Products	Senior Secured Term Loan (12.00% (LIBOR + 11.00% with 1.00% LIBOR floor), due 1/20/2017)	21,875	21,875	21,875	0.9%
		Common Stock (5,638 shares)		27	78	0.0%

				21,902	21,953	0.9%

Galaxy XII CLO, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	22,000	21,675	22,090	1.0%

				21,675	22,090	1.0%

Grocery Outlet Inc.	California / Retail	Second Lien Term Loan (10.50% (LIBOR + 9.25% with 1.25% LIBOR floor), due 6/17/2019)	17,500	17,150	17,489	0.8%

				17,150	17,489	0.8%

Gulf Coast Machine & Supply Company	Texas / Manufacturing	Senior Secured Term Loan (10.50% (LIBOR + 8.50% with 2.00% LIBOR floor), due 10/12/2017)	41,738	41,738	41,738	1.8%

				41,738	41,738	1.8%

H&M Oil & Gas, LLC	Texas / Oil & Gas Production	Senior Secured Note (13.00% (LIBOR + 7.50% with 5.50% LIBOR floor) plus 3.00% PIK, plus 2.00% default interest, in non-accrual status effective 1/1/2011, past due)(4)	63,782	60,019	26,785	1.2%
		Senior Secured Note (18.00% PIK, in non-accrual status effective 4/27/2012, past due)	4,616	4,130	4,616	0.2%
		Senior Secured Note (8.00% PIK, due 3/31/2013)	130	129	127	0.0%
		Net Profits Interest (8.00% payable on Equity distributions)(7)		—	—	0.0%

				64,278	31,528	1.4%

Halcyon Loan Advisors Funding 2012-I, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	23,188	22,905	22,604	1.0%

				22,905	22,604	1.0%

Hoffmaster Group, Inc.(4)	Wisconsin / Durable Consumer Products	Second Lien Term Loan (11.00% (LIBOR + 9.50% with 1.50% LIBOR floor), due 1/3/2019)	20,000	19,820	19,820	0.9%
		Second Lien Term Loan (10.25% (LIBOR + 9.00% with 1.25% LIBOR floor), due 1/3/2019)	1,000	990	990	0.0%

				20,810	20,810	0.9%

ICON Health & Fitness, Inc.	Utah / Durable Consumer Products	Senior Secured Note (11.875%, due 10/15/2016)(3)	43,100	43,335	41,881	1.8%

				43,335	41,881	1.8%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012 (Unaudited) and June 30, 2012 (Audited)

(in thousands, except share data)

			December 31, 2012 (Unaudited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Non-control/Non-affiliate Investments (less than 5.00% of voting control)
IDQ Holdings, Inc.	Texas / Automobile	Senior Secured Note (11.50%, due 4/1/2017)	$12,500	$12,279	$12,500	0.5%

				12,279	12,500	0.5%

ING IM CLO 2012-II, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	38,070	37,670	37,628	1.6%

				37,670	37,628	1.6%

ING IM CLO 2012-III, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	46,632	46,603	46,738	2.0%

				46,603	46,738	2.0%

ING IM CLO 2012-IV, Ltd.(22)	Cayman Islands / Diversified Financial Services	Income Notes (Residual Interest)	40,612	39,672	40,402	1.7%

				39,672	40,402	1.7%

Injured Workers Pharmacy LLC	Massachusetts / Healthcare	Second Lien Debt (12.00% (LIBOR + 7.50% with 4.50% LIBOR floor) plus 1.00% PIK, due 11/4/2017)(3),(4)	15,177	15,177	15,177	0.7%

				15,177	15,177	0.7%

Interdent, Inc.	California / Healthcare	Revolving Line of Credit—$10,000 Commitment (10.50% (LIBOR + 8.25% with 2.25% LIBOR floor), due 2/3/2013)(4),(25)	6,250	6,250	6,250	0.3%
		Senior Secured Term Loan A (8.00% (LIBOR + 6.50% with 1.50% LIBOR floor), due 8/3/2017)(4)	54,313	54,313	54,313	2.3%
		Senior Secured Term Loan B (13.00% (LIBOR + 10.00% with 3.00% LIBOR floor), due 8/3/2017)(3),(4)	55,000	55,000	55,000	2.4%

				115,563	115,563	5.0%

JHH Holdings, Inc.	Texas / Healthcare	Second Lien Debt (12.00% (LIBOR + 10.00% with 2.00% LIBOR floor) plus 1.50% PIK, due 6/23/2018)(3),(4)	15,938	15,938	15,938	0.7%

				15,938	15,938	0.7%

LaserShip, Inc.(4)	Virginia / Transportation	Revolving Line of Credit—$5,000 Commitment (10.25% (LIBOR + 8.25% with 2.00% LIBOR floor), due 12/21/2014)(25)	—	—	—	0.0%
		Senior Secured Term Loan (10.25% (LIBOR + 8.25% with 2.00% LIBOR floor), due 12/21/2017)	37,500	37,500	37,500	1.6%

				37,500	37,500	1.6%

LHC Holdings Corp.	Florida / Healthcare	Revolving Line of Credit—$750 Commitment (8.50% (LIBOR + 6.00% with 2.50% LIBOR floor), due 5/31/2015)(4),(25),(26)	—	—	—	0.0%
		Senior Subordinated Debt (10.50%, due 5/31/2015)(3)	3,565	3,498	3,498	0.2%
		Membership Interest (125 units)		216	238	0.0%

				3,714	3,736	0.2%

Madison Park Funding IX, Ltd.(22)	Cayman Islands / Diversified Financial Services	Income Notes (Residual Interest)	31,110	27,291	27,510	1.2%

				27,291	27,510	1.2%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012 (Unaudited) and June 30, 2012 (Audited)

(in thousands, except share data)

			December 31, 2012 (Unaudited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Non-control/Non-affiliate Investments (less than 5.00% of voting control)
Material Handling Services, LLC	Ohio / Business Services	Senior Secured Term Loan (10.50% (LIBOR + 8.50% with 2.00% LIBOR floor), due 7/5/2017)(3),(4)	$27,720	$27,720	$27,720	1.2%
		Senior Secured Term Loan (10.00% (LIBOR + 8.00% with 2.00% LIBOR floor), due 12/21/2017)(4)	38,150	38,150	38,150	1.6%

				65,870	65,870	2.8%

Maverick Healthcare, LLC	Arizona / Healthcare	Preferred Units (1,250,000 units)		1,252	1,849	0.1%
		Common Units (1,250,000 units)		—	127	0.0%

				1,252	1,976	0.1%

Medical Security Card Company, LLC(4)	Arizona / Healthcare	Revolving Line of Credit—$1,500 Commitment (9.50% (LIBOR + 7.00% with 2.50% LIBOR floor), due 2/1/2016)(25)	—	—	—	0.0%
		First Lien Term Loan (11.25% (LIBOR + 8.75% with 2.50% LIBOR floor), due 2/1/2016)(3)	16,292	16,292	16,292	0.7%

				16,292	16,292	0.7%

National Bankruptcy Services, LLC(3),(4)	Texas / Diversified Financial Services	Senior Subordinated Term Loan (12.00% (LIBOR + 9.00% with 3.00% LIBOR floor) plus 1.50% PIK, due 7/17/2017)	18,543	18,543	18,543	0.8%

				18,543	18,543	0.8%

Naylor, LLC(4)	Florida / Media	Revolving Line of Credit—$2,500 Commitment (11.00% (LIBOR + 8.00% with 3.00% LIBOR floor), due 6/7/2017)(25)	—	—	—	0.0%
		Senior Secured Term Loan (11.00% (LIBOR + 8.00% with 3.00% LIBOR floor), due 6/7/2017)(3)	47,385	47,385	47,385	2.0%

				47,385	47,385	2.0%

New Century Transportation, Inc.	New Jersey / Transportation	Senior Subordinated Term Loan (12.00% (LIBOR + 10.00% with 2.00% LIBOR floor) plus 3.00%, PIK due 2/3/2018)(3),(4)	44,442	44,442	44,442	1.9%

				44,442	44,442	1.9%

New Meatco Provisions, LLC	California / Food Products	Senior Subordinated Term Loan (12.00% (LIBOR + 9.00% with 3.00% LIBOR floor) plus 4.00%, PIK due 4/18/2016)(4)	12,696	12,696	4,837	0.2%

				12,696	4,837	0.2%

New Star Metals, Inc.	Indiana / Metal Services & Minerals	Senior Subordinated Term Loan (11.50% (LIBOR + 8.50% with 3.00% LIBOR floor) plus 1.00%, PIK due 2/2/2018)(4)	32,114	32,114	32,114	1.4%

				32,114	32,114	1.4%

Nixon, Inc.	California / Durable Consumer Products	Senior Secured Term Loan (8.75% plus 2.75% PIK, due 4/16/2018)(16)	15,298	15,023	14,780	0.6%

				15,023	14,780	0.6%

Nobel Learning Communities, Inc.	Pennsylvania / Consumer Services	Subordinated Unsecured (11.50% plus 1.50% PIK, due 8/9/2017)	15,225	15,225	15,225	0.7%

				15,225	15,225	0.7%

NRG Manufacturing, Inc.	Texas / Manufacturing	Escrow Receivable		—	8,070	0.3%

				—	8,070	0.3%

Out Rage, LLC(4)	Wisconsin / Durable Consumer Products	Revolving Line of Credit—$1,500 Commitment (11.00% (LIBOR + 8.00% with 3.00% LIBOR floor), due 3/02/2013)(25)	—	—	—	0.0%
		Senior Secured Term Loan (11.00% (LIBOR + 8.00% with 3.00% LIBOR floor), due 3/2/2015)	10,476	10,476	10,382	0.4%

				10,476	10,382	0.4%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012 (Unaudited) and June 30, 2012 (Audited)

(in thousands, except share data)

			December 31, 2012 (Unaudited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Non-control/Non-affiliate Investments (less than 5.00% of voting control)
Pelican Products, Inc.(16)	California / Durable Consumer Products	Subordinated Secured (11.50% (LIBOR + 10.00% with 1.50% LIBOR floor), due 6/14/2019)(4)	15,000	$14,714	$15,000	0.6%

				14,714	15,000	0.6%

Pinnacle (US) Acquisition Co Limited(16)	Texas / Software & Computer Services	Second Lien Term Loan (10.50% (LIBOR + 8.25% with 2.25% LIBOR floor), due 8/3/2020)(4)	10,000	9,807	10,000	0.4%

				9,807	10,000	0.4%

Pre-Paid Legal Services, Inc.(16)	Oklahoma / Consumer Services	Senior Subordinated Term Loan (11.00% (LIBOR + 9.50% with 1.50% LIBOR floor), due 12/31/2016)(3),(4)	5,000	5,000	4,889	0.2%

				5,000	4,889	0.2%

Prince Mineral Holding Corp.	New York / Metal Services & Minerals	Senior Secured Term Loan (11.50%, due 12/15/2019)	10,000	9,883	9,883	0.4%

				9,883	9,883	0.4%

Progrexion Holdings, Inc.(4),(28)	Utah / Consumer Services	Senior Secured Term Loan (10.50% (LIBOR + 8.50% with 2.00% LIBOR floor), due 9/14/2017)(3)	154,500	154,500	154,500	6.7%

				154,500	154,500	6.7%

Rocket Software, Inc.(3),(4)	Massachusetts / Software & Computer Services	Second Lien Term Loan (10.25% (LIBOR + 8.75% with 1.50% LIBOR floor), due 2/8/2019)	15,000	14,727	14,895	0.7%

				14,727	14,895	0.7%

Royal Adhesives & Sealants, LLC	Indiana / Chemicals	Senior Subordinated Unsecured Term Loan (12.00% plus 2.00% PIK due 11/29/2016)	28,084	28,084	28,084	1.2%

				28,084	28,084	1.2%

Ryan, LLC.(4)	Texas / Business Services	Subordinated Secured (12.00% (LIBOR + 9.00% with 3.00% LIBOR floor) plus 3.00% PIK, due 6/30/2018)	70,000	70,000	70,000	3.0%

				70,000	70,000	3.0%

Seaton Corp.	Illinois / Business Services	Subordinated Secured (12.50% (LIBOR + 9.00% with 3.50% LIBOR floor) plus 2.00% PIK, due 3/14/2014)(3),(4)	3,305	3,214	3,305	0.1%
		Subordinated Secured (12.50% (LIBOR + 9.00% with 3.50% LIBOR floor) plus 2.00% PIK, due 3/14/2015)(4)	10,000	10,000	10,000	0.4%

				13,214	13,305	0.5%

Skillsoft Public Limited Company(22)	Ireland / Software & Computer Services	Subordinated Unsecured (11.125%, due 6/1/2018)	15,000	14,922	15,000	0.6%

				14,922	15,000	0.6%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012 (Unaudited) and June 30, 2012 (Audited)

(in thousands, except share data)

			December 31, 2012 (Unaudited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Non-control/Non-affiliate Investments (less than 5.00% of voting control)
Snacks Holding Corporation	Minnesota / Food Products	Senior Subordinated Unsecured Term Loan (12.00% plus 1.00% PIK, due 11/12/2017)	$15,327	$14,865	$15,327	0.7%
		Series A Preferred Stock (4,021.45 shares)		56	79	0.0%
		Series B Preferred Stock (1,866.10 shares)		56	79	0.0%
		Warrant (to purchase 31,196.52 voting common shares, expires 11/12/2020)		479	671	0.0%

				15,456	16,156	0.7%

Southern Management Corporation(22),(30)	South Carolina / Consumer Finance	Second Lien Term Loan (12.00% plus 5.00% PIK due 5/31/2017)	17,568	17,568	17,568	0.8%

				17,568	17,568	0.8%

Spartan Energy Services, Inc.(4)	Louisiana / Energy	Senior Secured Term Loan (10.50% (LIBOR + 9.00% with 1.50% LIBOR floor), due 12/28/2017)	30,000	30,000	30,000	1.3%

				30,000	30,000	1.3%

Sport Helmets Holdings, LLC(14)	New York / Personal & Nondurable Consumer Products	Escrow Receivable		—	375	0.0%

				—	375	0.0%

Springs Window Fashions, LLC	Wisconsin / Durable Consumer Products	Second Lien Term Loan (11.25% (LIBOR + 9.25% with 2.00% LIBOR floor), due 11/30/2017)(3),(4)	35,000	35,000	34,970	1.5%

				35,000	34,970	1.5%

Stauber Performance Ingredients, Inc.(3),(4)	California / Food Products	Senior Secured Term Loan (10.50% (LIBOR + 7.50% with 3.00% LIBOR floor), due 1/21/2016)	19,576	19,576	19,576	0.8%
		Senior Secured Term Loan (10.50% (LIBOR + 7.50% with 3.00% LIBOR floor), due 5/21/2017)	10,369	10,369	10,369	0.4%

				29,945	29,945	1.2%

Stryker Energy, LLC	Ohio / Oil & Gas Production	Subordinated Secured Revolving Credit Facility—$50,300 Commitment (8.50% (LIBOR + 7.00% with 1.50% LIBOR floor) plus 3.75% PIK, in non-accrual status effective 12/1/2011, due 12/1/2015)(4),(25)	34,090	32,712	—	0.0%
		Overriding Royalty Interests(18)		—	1,552	0.1%

				32,712	1,552	0.1%

Symphony CLO, IX Ltd.(22)	Cayman Islands / Diversified Financial Services	LP Certificates (Residual Interest)	45,500	42,924	44,359	2.0%

				42,924	44,359	2.0%

System One Holdings, LLC(4)	Pennsylvania / Business Services	Senior Secured Term Loan (11.00% (LIBOR + 9.50% with 1.50% LIBOR floor), due 12/31/2018)	32,000	32,000	32,000	1.4%

				32,000	32,000	1.4%

Targus Group International, Inc.(16)	California / Durable Consumer Products	First Lien Term Loan (11.00% (LIBOR + 9.50% with 1.50% LIBOR floor), due 5/25/2016)(3),(4)	23,640	23,285	23,640	1.0%

				23,285	23,640	1.0%

TB Corp.	Texas / Consumer Services	Senior Subordinated Note (12.00% plus 1.50% PIK, due 12/18/2018)	23,212	23,212	23,212	1.0%

				23,212	23,212	1.0%

The Petroleum Place Inc.	Colorado / Software & Computer Services	Second Lien Term Loan (10.00% (LIBOR + 8.75% with 1.25% LIBOR floor), due 5/20/2019)	22,000	21,673	21,673	0.9%

				21,673	21,673	0.9%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012 (Unaudited) and June 30, 2012 (Audited)

(in thousands, except share data)

			December 31, 2012 (Unaudited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Non-control/Non-affiliate Investments (less than 5.00% of voting control)
TransFirst Holdings, Inc(4)	New York / Software & Computer Services	Second Lien Term Loan (11.00%, (LIBOR + 9.75% with 1.25% floor) due 6/27/2018)	$5,000	$4,850	$4,893	0.2%

				4,850	4,893	0.2%

Totes Isotoner Corporation	Ohio / Nondurable Consumer Products	Second Lien Term Loan (10.75%, (LIBOR + 9.25% with 1.50% LIBOR floor) due 1/8/2018)(3),(4)	39,000	39,000	38,841	1.7%

				39,000	38,841	1.7%

United Sporting Companies, Inc.(5)	South Carolina / Durable Consumer Products	Second Lien Term Loan (12.75% (LIBOR + 11.00% with 1.75% LIBOR floor), due 5/16/2018)(4)	100,000	100,000	100,000	4.3%

				100,000	100,000	4.3%

Wind River Resources Corp. and Wind River II Corp.	Utah / Oil & Gas Production	Senior Secured Note (13.00% (LIBOR + 7.50% with 5.50% LIBOR floor) plus 3.00% default interest on principal, 16.00% default interest on past due interest, in non-accrual status effective 12/1/2008, past due)(4)	14,750	14,750	—	0.0%
		Net Profits Interest (5.00% payable on Equity distributions)(7)		—	—	0.0%

				14,750	—	0.0%

Total Non-control/Non-affiliate Investments (Level 3 Investments)				2,401,919	2,341,057	100.6%

Total Level 3 Portfolio Investments				3,116,938	3,038,703	130.6%

LEVEL 1 PORTFOLIO INVESTMENTS:
Non-control/Non-affiliate Investments (less than 5.00% of voting control)
Allied Defense Group, Inc.	Virginia / Aerospace & Defense	Common Stock (10,000 shares)		56	—	0.0%

				56	—	0.0%

Dover Saddlery, Inc.	Massachusetts / Retail	Common Stock (30,974 shares)		63	102	0.0%

				63	102	0.0%

LyondellBasell Industries N.V(22)	The Netherlands / Chemicals	Common Stock (54 shares)		—	3	0.0%

				—	3	0.0%

Total Non-control/Non-affiliate Investments (Level 1 Investments)				119	105	0.0%

Total Portfolio Investments				3,117,057	3,038,808	130.6%

SHORT TERM INVESTMENTS: Money Market Funds (Level 2 Investments)
Fidelity Institutional Money Market Funds—Government Portfolio (Class I)				310,316	310,316	13.3%
Fidelity Institutional Money Market Funds—Government Portfolio (Class I)(3)				120,628	120,628	5.2%
Victory Government Money Market Funds				1	1	0.0%

Total Money Market Funds				430,945	430,945	18.5%

Total Investments				3,548,002	3,469,753	149.1%

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012 (Unaudited) and June 30, 2012 (Audited)

(in thousands, except share data)

			June 30, 2012 (Audited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Control Investments (25.00% or greater of voting control)
AIRMALL USA, Inc.(27)	Pennsylvania / Property Management	Senior Secured Term Loan (12.00% (LIBOR + 9.00% with 3.00% LIBOR floor), due 6/30/2015)(3),(4)	$29,350	$29,350	$29,350	2.0%
		Senior Subordinated Term Loan (12.00% plus 6.00% PIK, due 12/31/2015)	12,500	12,500	12,500	0.8%
		Convertible Preferred Stock (9,919.684 shares)		9,920	6,132	0.4%
		Common Stock (100 shares)		—	—	0.0%

				51,770	47,982	3.2%

Ajax Rolled Ring & Machine, Inc.	South Carolina / Manufacturing	Senior Secured Note—Tranche A (10.50% (LIBOR + 7.50% with 3.00% LIBOR floor), due 4/01/2013)(3),(4)	20,167	20,167	20,167	1.3%
		Subordinated Secured Note—Tranche B (11.50% (LIBOR + 8.50% with 3.00% LIBOR floor) plus 6.00% PIK, due 4/01/2013)(3), (4)	15,035	15,035	15,035	1.0%
		Convertible Preferred Stock—Series A (6,142.6 shares)		6,057	17,191	1.1%
		Unrestricted Common Stock (6 shares)		—	17	0.0%

				41,259	52,410	3.4%

AWCNC, LLC(19)	North Carolina / Machinery	Members Units—Class A (1,800,000 units)		—	—	0.0%
		Members Units—Class B-1 (1 unit)		—	—	0.0%
		Members Units—Class B-2 (7,999,999 units)		—	—	0.0%

				—	—	0.0%

Borga, Inc.	California / Manufacturing	Revolving Line of Credit—$1,000 Commitment (5.00% (PRIME + 1.75%) plus 3.00% default interest, in non-accrual status effective 03/02/2010, past due)(4),(25)	1,000	945	668	0.0%
		Senior Secured Term Loan B (8.50% (PRIME + 5.25%) plus 3.00% default interest, in non-accrual status effective 03/02/2010, past due)(4)	1,612	1,500	—	0.0%
		Senior Secured Term Loan C (12.00% plus 4.00% PIK plus 3.00% default interest, in non-accrual status effective 03/02/2010, past due)	9,352	707	—	0.0%
		Common Stock (100 shares)(21)		—	—	0.0%
		Warrants (33,750 warrants)(21)		—	—	0.0%

				3,152	668	0.0%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012 (Unaudited) and June 30, 2012 (Audited)

(in thousands, except share data)

			June 30, 2012 (Audited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Control Investments (25.00% or greater of voting control)
Energy Solutions Holdings, Inc.(8)	Texas / Gas Gathering and Processing	Senior Secured Note (18.00%, due 12/11/2016)(3)	$25,000	$25,000	$25,000	1.7%
		Junior Secured Note (18.00%, due 12/12/2016)(3)	12,000	12,000	12,000	0.8%
		Senior Secured Note to Vessel Holdings LLC (18.00%, due 12/12/2016)	3,500	3,500	3,500	0.2%
		Subordinated Secured Note to Freedom Marine Holdings, LLC (12.00% (LIBOR + 6.11% with 5.89% LIBOR floor) plus 4.00% PIK, in non-accrual status effective 10/1/2010, due 12/31/2011)(4)	13,352	12,504	5,603	0.4%
		Senior Secured Debt to Yatesville Coal Holdings, Inc. (Non-accrual status effective 1/1/2009, past due)	1,449	1,449	—	0.0%
		Escrow Receivable		—	9,825	0.6%
		Common Stock (100 shares)		8,792	70,940	4.7%

				63,245	126,868	8.4%

First Tower Holdings of Delaware, LLC.(22),(29)	Mississippi / Consumer Finance	Senior Secured Revolving Credit Facility—$400,000 Commitment (20.00% (LIBOR + 18.50% with 1.50% LIBOR floor), due 6/30/2022)(25)	244,760	244,760	244,760	16.2%
		Common Stock (83,729,323 shares)		43,193	43,193	2.9%
		Net Revenue Interest (5% of Net Revenue & Distributions)		—	—	0.0%

				287,953	287,953	19.1%

Integrated Contract Services, Inc.(9)	North Carolina / Contracting	Secured Promissory Notes (15.00%, in non-accrual status effective 12/22/2010, due 3/21/2012—12/18/2013)(10)	2,581	2,580	—	0.0%
		Senior Demand Note (15.00%, in non-accrual status effective 11/1/2010, past due)(10)	1,170	1,170	—	0.0%
		Senior Secured Note (7.00% plus 7.00% PIK plus 6.00% default interest, in non-accrual status effective 10/9/2007, past due)	300	—	—	0.0%
		Junior Secured Note (7.00% plus 7.00% PIK plus 6.00% default interest, in non-accrual status effective 10/9/2007, past due)	11,520	11,520	—	0.0%
		Preferred Stock—Series A (10 shares)		—	—	0.0%
		Common Stock (49 shares)		679	—	0.0%

				15,949	—	0.0%

Manx Energy, Inc. ("Manx")(12)	Kansas / Oil & Gas Production	Senior Secured Note (13.00%, in non-accrual status effective 1/19/2010, due 6/21/2013)	3,550	3,550	—	0.0%
		Preferred Stock (6,635 shares)		6,307	—	0.0%
		Common Stock (17,082 shares)		1,170	—	0.0%

				11,027	—	0.0%

NMMB Holdings, Inc.(24)	New York / Media	Senior Term Loan (14.00%, due 5/6/2016)	21,700	21,700	21,700	1.4%
		Senior Subordinated Term Loan (15.00%, due 5/6/2016)	2,800	2,800	2,800	0.2%
		Series A Preferred Stock (4,400 shares)		4,400	252	0.0%

				28,900	24,752	1.6%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012 (Unaudited) and June 30, 2012 (Audited)

(in thousands, except share data)

			June 30, 2012 (Audited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Control Investments (25.00% or greater of voting control)
R-V Industries, Inc.	Pennsylvania / Manufacturing	Warrants (200,000 warrants, expiring 6/30/2017)		$1,682	$6,403	0.4%
		Common Stock (545,107 shares)		5,087	17,453	1.2%

				6,769	23,856	1.6%

Wolf Energy Holdings, Inc.(12)	Kansas / Oil & Gas Production	Appalachian Energy Holdings, LLC ("AEH")—Senior Secured First Lien Note (8.00%, in non-accrual status effective 1/19/2010, due 6/21/2013)	$2,437	2,000	—	0.0%
		Coalbed, LLC—Senior Secured Note (8.00%, in non-accrual status effective 1/19/2010, due 6/21/2013)(6)	7,311	5,991	—	0.0%
		Common Stock (100 Shares)		—	—	0.0%

				7,991	—	0.0%

Total Control Investments				518,015	564,489	37.3%

Affiliate Investments (5.00% to 24.99% voting control)
BNN Holdings Corp., (f/k/a Biotronic NeuroNetwork)	Michigan / Healthcare	Senior Secured Note (11.50% (LIBOR + 7.00% with 4.50% LIBOR floor) plus 1.00% PIK, due 2/21/2013)(3),(4)	26,227	26,227	26,227	1.8%
		Preferred Stock Series A (9,925.455 shares)(13)		2,300	2,151	0.2%
		Preferred Stock Series B (1,753.64 shares)(13)		579	542	0.0%

				29,106	28,920	2.0%

Boxercraft Incorporated	Georgia / Textiles & Leather	Senior Secured Term Loan A (9.50% (LIBOR + 6.50% with 3.00% LIBOR floor), due 9/16/2013)(3),(4)	1,644	1,532	1,644	0.1%
		Senior Secured Term Loan B (10.00% (LIBOR + 7.00% with 3.00% LIBOR floor), due 9/16/2013)(3),(4)	4,698	4,265	4,698	0.3%
		Senior Secured Term Loan C (10.50% (LIBOR + 7.50% with 3.00% LIBOR floor), due 9/16/2013)(3),(4)	2,277	2,277	2,277	0.2%
		Senior Secured Term Loan (12.00% plus 3.00% PIK, due 3/16/2014)(3)	7,966	7,049	7,966	0.5%
		Preferred Stock (1,000,000 shares)		—	576	0.0%
		Common Stock (10,000 shares)		—	—	0.0%

				15,123	17,161	1.1%

Smart, LLC(14)	New York / Diversified / Conglomerate Service	Membership Interest		—	35	0.0%

				—	35	0.0%

Total Affiliate Investments				44,229	46,116	3.1%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012 (Unaudited) and June 30, 2012 (Audited)

(in thousands, except share data)

			June 30, 2012 (Audited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Non-control/Non-affiliate Investments (less than 5.00% of voting control)
ADAPCO, Inc.	Florida / Ecological	Common Stock (5,000 shares)		$141	$240	0.0%

				141	240	0.0%

Aircraft Fasteners International, LLC	California / Machinery	Convertible Preferred Stock (32,500 units)		396	471	0.0%

				396	471	0.0%

American Gilsonite Company	Utah / Specialty Minerals	Senior Subordinated Note (12.00% (LIBOR + 10.00% with 2.00% LIBOR floor) plus 2.50% PIK, due 3/10/2016)(3),(4)	$30,232	30,232	30,232	2.0%
		Senior Subordinated Note (12.00% (LIBOR + 10.00% with 2.00% LIBOR floor) plus 2.50% PIK, due 3/10/2016)(4)	7,500	7,500	7,500	0.5%
		Membership Interest in AGC/PEP, LLC (99.9999%)(15)		—	6,830	0.5%

				37,732	44,562	3.0%

Apidos CLO VIII, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	19,730	18,056	19,509	1.3%

				18,056	19,509	1.3%

Apidos CLO IX, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	20,525	18,723	18,723	1.2%

				18,723	18,723	1.2%

Archipelago Learning, Inc.	Minnesota / Consumer Services	Second Lien Debt (11.25% (LIBOR + 9.75% with 1.50% LIBOR floor), due 5/17/2019)(4),(16)	50,000	48,022	49,271	3.3%

				48,022	49,271	3.3%

Babson CLO Ltd 2011-I.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	35,000	33,080	34,244	2.3%

				33,080	34,244	2.3%

Babson CLO Ltd 2012-IA.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	29,075	27,014	27,197	1.8%

				27,014	27,197	1.8%

Babson CLO Ltd 2012-IIA.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	27,850	27,486	27,017	1.8%

				27,486	27,017	1.8%

Blue Coat Systems, Inc.(3),(4)	Massachusetts / Software & Computer Services	Second Lien Term Loan (11.50% (LIBOR + 10.00% with 1.50% LIBOR floor), due 8/15/2018)	25,000	24,279	25,000	1.7%

				24,279	25,000	1.7%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012 (Unaudited) and June 30, 2012 (Audited)

(in thousands, except share data)

			June 30, 2012 (Audited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Non-control/Non-affiliate Investments (less than 5.00% of voting control)
Byrider Systems Acquisition Corp(22)	Indiana / Auto Finance	Senior Subordinated Notes (12.00% plus 2.00% PIK, due 11/3/2016)(3)	$20,546	$20,546	$19,990	1.3%

				20,546	19,990	1.3%

Caleel + Hayden, LLC(14),(31)	Colorado / Personal & Nondurable Consumer Products	Membership Units (7,500 shares)		351	1,031	0.1%

				351	1,031	0.1%

Capstone Logistics, LLC.(4)	Georgia / Commercial Services	Senior Secured Term Loan A (7.50% (LIBOR + 5.50% with 2.00% LIBOR floor), due 9/16/2016)	33,793	33,793	33,793	2.2%
		Senior Secured Term Loan B (13.50% (LIBOR + 11.50% with 2.00% LIBOR floor), due 9/16/2016)(3)	41,625	41,625	41,625	2.8%

				75,418	75,418	5.0%

Cargo Airport Services USA, LLC	New York / Transportation	Senior Secured Term Loan (10.50% (LIBOR + 7.50% with 3.00% LIBOR floor), due 3/31/2016)(3),(4)	48,891	48,891	48,891	3.2%
		Common Equity (1.6 units)		1,639	1,886	0.1%

				50,530	50,777	3.3%

CIFC Funding 2011-I, Ltd.(4)	Cayman Islands / Diversified Financial Services	Secured Class D Notes (5.79% (LIBOR + 5.00%), due 1/19/2023)	19,000	14,778	15,229	1.0%
		Unsecured Class E Notes (7.79% (LIBOR + 7.00%), due 1/19/2023)	15,400	12,480	12,488	0.8%

				27,258	27,717	1.8%

The Copernicus Group, Inc.	North Carolina / Healthcare	Escrow Receivable		—	315	0.0%

				—	315	0.0%

CRT MIDCO, LLC.	Wisconsin / Media	Senior Secured Term Loan (10.50% (LIBOR + 7.50% with 3.00% LIBOR floor), due 6/30/2017)(3),(4)	73,500	73,500	73,491	4.9%

				73,500	73,491	4.9%

Diamondback Operating, LP	Oklahoma / Oil & Gas Production	Net Profits Interest (15.00% payable on Equity distributions)(7)		—	—	0.0%

				—	—	0.0%

Empire Today, LLC	Illinois / Durable Consumer Products	Senior Secured Note (11.375%, due 2/1/2017)	15,700	15,255	15,700	1.0%

				15,255	15,700	1.0%

Fairchild Industrial Products, Co.	North Carolina / Electronics	Escrow Receivable		—	144	0.0%

				—	144	0.0%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012 (Unaudited) and June 30, 2012 (Audited)

(in thousands, except share data)

			June 30, 2012 (Audited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Non-control/Non-affiliate Investments (less than 5.00% of voting control)
Fischbein, LLC	North Carolina / Machinery	Senior Subordinated Debt (12.00% plus 2.00% PIK, due 10/31/2016)	$3,413	$3,413	$3,413	0.3%
		Escrow Receivable		—	565	0.0%
		Membership Class A (875,000 units)		875	2,036	0.1%

				4,288	6,014	0.4%

Focus Brands, Inc.(4)	Georgia / Consumer Services	Second Lien Term Loan (10.25% (LIBOR + 9.00% with 1.25% LIBOR floor), due 8/21/2018)	15,000	14,711	14,711	1.0%

				14,711	14,711	1.0%

Galaxy XII CLO, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	22,000	21,526	21,897	1.4%

				21,526	21,897	1.4%

H&M Oil & Gas, LLC	Texas / Oil & Gas Production	Senior Secured Note (13.00% (LIBOR + 7.50% with 5.50% LIBOR floor) plus 3.00% PIK, plus 2.00% default interest, in non-accrual status effective 1/1/2011, past due)(4)	62,814	60,019	30,524	2.0%
		Senior Secured Note (18.00% PIK, in non-accrual status effective 4/27/2012, past due)	4,507	4,430	4,507	0.3%
		Net Profits Interest (8.00% payable on Equity distributions)(7)		—	—	0.0%

				64,449	35,031	2.3%

Hi-Tech Testing Service, Inc. and Wilson Inspection X-Ray Services, Inc.	Texas / Oil & Gas Equipment & Services	Senior Secured Term Loan (11.00%, due 9/26/2016)	7,400	7,188	7,391	0.5%

				7,188	7,391	0.5%

Hoffmaster Group, Inc.(4)	Wisconsin / Durable Consumer Products	Second Lien Term Loan (11.00% (LIBOR + 9.50% with 1.50% LIBOR floor), due 1/3/2019)	10,000	9,810	9,811	0.6%
		Second Lien Term Loan (10.25% (LIBOR + 9.00% with 1.25% LIBOR floor), due 1/3/2019)	1,000	990	951	0.1%

				10,800	10,762	0.7%

Hudson Products Holdings, Inc.(16)	Texas / Manufacturing	Senior Secured Term Loan (9.00% (PRIME + 5.00% with 4.00% PRIME floor), due 8/24/2015)(3),(4)	6,299	5,880	5,826	0.4%

				5,880	5,826	0.4%

ICON Health & Fitness, Inc.	Utah / Durable Consumer Products	Senior Secured Note (11.875% , due 10/15/2016)(3)	43,100	43,361	43,100	2.9%

				43,361	43,100	2.9%

IDQ Holdings, Inc.	Texas / Automobile	Senior Secured Note (11.50%, due 4/1/2017)	12,500	12,260	12,488	0.8%

				12,260	12,488	0.8%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012 (Unaudited) and June 30, 2012 (Audited)

(in thousands, except share data)

			June 30, 2012 (Audited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Non-control/Non-affiliate Investments (less than 5.00% of voting control)
Injured Workers Pharmacy LLC	Massachusetts / Healthcare	Second Lien Debt (12.00% (LIBOR + 7.50% with 4.50% LIBOR floor) plus 1.00% PIK, due 11/4/2017)(3),(4)	$15,100	$15,100	$15,100	1.0%

				15,100	15,100	1.0%

Iron Horse Coiled Tubing, Inc.(23)	Alberta, Canada / Production Services	Common Stock (3,821 shares)		268	2,040	0.1%

				268	2,040	0.1%

JHH Holdings, Inc.	Texas / Healthcare	Second Lien Debt (12.00% (LIBOR + 10.00% with 2.00% LIBOR floor) plus 2.50% PIK, due 6/23/2016)(3),(4)	15,736	15,736	15,736	1.0%

				15,736	15,736	1.0%

LHC Holdings Corp.	Florida / Healthcare	Revolving Line of Credit—$750 Commitment (8.50% (LIBOR + 6.00% with 2.50% LIBOR floor), due 5/31/2015)(4),(25),(26)	—	—	—	0.0%
		Senior Subordinated Debt (10.50%, due 5/31/2015)(3)	4,265	4,125	4,125	0.3%
		Membership Interest (125 units)		216	225	0.0%

				4,341	4,350	0.3%

Madison Park Funding IX, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	31,110	25,810	25,810	1.7%

				25,810	25,810	1.7%

Maverick Healthcare, LLC	Arizona / Healthcare	Preferred Units (1,250,000 units)		1,252	1,756	0.1%
		Common Units (1,250,000 units)		—	95	0.0%

				1,252	1,851	0.1%

Medical Security Card Company, LLC(4)	Arizona / Healthcare	Revolving Line of Credit—$1,500 Commitment (9.50% (LIBOR + 7.00% with 2.50% LIBOR floor), due 2/1/2016)(25)	—	—	—	0.0%
		First Lien Term Loan (11.25% (LIBOR + 8.75% with 2.50% LIBOR floor), due 2/1/2016)(3)	17,317	17,317	17,317	1.1%

				17,317	17,317	1.1%

Mood Media Corporation(3),(16),(22)	Canada / Media	Senior Subordinated Term Loan (10.25% (LIBOR + 8.75% with 1.50% LIBOR floor), due 11/6/2018)(4)	15,000	14,866	15,000	1.0%

				14,866	15,000	1.0%

National Bankruptcy Services, LLC(3),(4)	Texas / Diversified Financial Services	Senior Subordinated Term Loan (12.00% (LIBOR + 9.00% with 3.00% LIBOR floor) plus 1.50% PIK, due 7/16/2017)	18,402	18,402	18,402	1.2%

				18,402	18,402	1.2%

Naylor, LLC(4)	Florida / Media	Revolving Line of Credit—$2,500 Commitment (11.00% (LIBOR + 8.00% with 3.00% LIBOR floor), due 6/7/2017)(25)	—	—	—	0.0%
		Senior Secured Term Loan (11.00% (LIBOR + 8.00% with 3.00% LIBOR floor), due 6/7/2017)	48,600	48,600	48,600	3.2%

				48,600	48,600	3.2%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012 (Unaudited) and June 30, 2012 (Audited)

(in thousands, except share data)

			June 30, 2012 (Audited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Non-control/Non-affiliate Investments (less than 5.00% of voting control)
New Meatco Provisions, LLC	California / Food Products	Senior Subordinated Term Loan (12.00% (LIBOR + 9.00% with 3.00% LIBOR floor) plus 4.00%, PIK due 4/18/2016)(4)	$12,438	$12,438	$6,571	0.4%

				12,438	6,571	0.4%

Nixon, Inc.	California / Durable Consumer Products	Senior Secured Term Loan (8.75% plus 2.75% PIK, due 4/16/2018)(16)	15,085	14,792	14,792	1.0%

				14,792	14,792	1.0%

Nobel Learning Communities, Inc.	Pennsylvania / Consumer Services	Subordinated Unsecured (11.50% plus 1.50% PIK, due 8/9/2017)	15,147	15,147	15,147	1.0%

				15,147	15,147	1.0%

Northwestern Management Services, LLC	Florida / Healthcare	Revolving Line of Credit—$1,500 Commitment (10.50% (PRIME + 6.75% with 3.75% PRIME floor), due 7/30/2015)(4),(25)	200	200	200	0.0%
		Senior Secured Term Loan A (10.00% (LIBOR + 7.00% with 3.00% LIBOR floor), due 7/30/2015)(3),(4)	16,092	16,092	16,092	1.1%
		Common Stock (50 shares)		371	1,205	0.1%

				16,663	17,497	1.2%

NRG Manufacturing, Inc.	Texas / Manufacturing	Escrow Receivable		—	6,431	0.4%

				—	6,431	0.4%

Out Rage, LLC(4)	Wisconsin / Durable Consumer Products	Revolving Line of Credit—$1,500 Commitment (11.0% (LIBOR + 8.00% with 3.00% LIBOR floor), due 3/02/2013)(25)	—	—	—	0.0%
		Senior Secured Term Loan (11.00% (LIBOR + 8.00% with 3.00% LIBOR floor), due 3/2/2015)	10,756	10,756	10,686	0.7%

				10,756	10,686	0.7%

Pinnacle Treatment Centers, Inc.(4)	Pennsylvania / Healthcare	Revolving Line of Credit—$1,000 Commitment (8.0% (LIBOR + 5.00% with 3.00% LIBOR floor), due 1/10/2016)(25)	—	—	—	0.0%
		Senior Secured Term Loan (11.00% (LIBOR + 8.00% with 3.00% LIBOR floor), due 1/10/2016)(3)	17,475	17,475	17,475	1.2%

				17,475	17,475	1.2%

Potters Holdings II, L.P.(16)	Pennsylvania / Manufacturing	Senior Subordinated Term Loan (10.25% (LIBOR + 8.50% with 1.75% LIBOR floor), due 11/6/2017)(3),(4)	15,000	14,803	14,608	1.0%

				14,803	14,608	1.0%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012 (Unaudited) and June 30, 2012 (Audited)

(in thousands, except share data)

			June 30, 2012 (Audited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Non-control/Non-affiliate Investments (less than 5.00% of voting control)
Pre-Paid Legal Services, Inc.(16)	Oklahoma / Consumer Services	Senior Subordinated Term Loan (11.00% (LIBOR + 9.50% with 1.50% LIBOR floor), due 12/31/2016)(3),(4)	$5,000	$5,000	$4,989	0.3%

				5,000	4,989	0.3%

Progrexion Holdings, Inc.(4),(28)	Utah / Consumer Services	Senior Secured Term Loan A (11.25% (LIBOR + 9.25% with 2.00% LIBOR floor), due 12/31/2014)(3)	34,502	34,502	34,502	2.3%
		Senior Secured Term Loan B (11.25% (LIBOR + 9.25% with 2.00% LIBOR floor), due 12/31/2014)	28,178	28,178	28,178	1.9%

				62,680	62,680	4.2%

Renaissance Learning, Inc.(16)	Wisconsin / Consumer Services	Second Lien Term Loan (12.00% (LIBOR + 10.50% with 1.50% LIBOR floor), due 10/19/2018)(4)	6,000	5,775	6,000	0.4%

				5,775	6,000	0.4%

Rocket Software, Inc.(3),(4)	Massachusetts / Software & Computer Services	Second Lien Term Loan (10.25% (LIBOR + 8.75% with 1.50% LIBOR floor), due 2/8/2019)	15,000	14,711	14,711	1.0%

				14,711	14,711	1.0%

Royal Adhesives & Sealants, LLC	Indiana / Chemicals	Senior Subordinated Unsecured Term Loan (12.00% plus 2.00% PIK due 11/29/2016)	27,798	27,798	27,798	1.8%

				27,798	27,798	1.8%

Seaton Corp.	Illinois / Business Services	Subordinated Secured (12.50% (LIBOR + 9.00% with 3.50% LIBOR floor) plus 2.00% PIK, due 3/14/2014)(3),(4)	3,288	3,164	3,288	0.2%

				3,164	3,288	0.2%

SG Acquisition, Inc.(4)	Georgia / Insurance	Senior Secured Term Loan A (8.50% (LIBOR + 6.50% with 2.00% LIBOR floor), due 3/18/2016)	27,469	27,469	27,469	1.8%
		Senior Secured Term Loan B (14.50% (LIBOR + 12.50% with 2.00% LIBOR floor), due 3/18/2016)(3)	29,625	29,625	29,625	2.0%
		Senior Secured Term Loan C (8.50% (LIBOR + 6.50% with 2.00% LIBOR floor), due 3/18/2016)	12,686	12,686	12,686	0.8%
		Senior Secured Term Loan D (14.50% (LIBOR + 12.50% with 2.00% LIBOR floor), due 3/18/2016)	13,681	13,681	13,681	0.9%

				83,461	83,461	5.5%

Shearer's Foods, Inc.	Ohio / Food Products	Junior Secured Debt (12.00% plus 3.75% PIK (3.75% LIBOR floor), due 3/31/2016)(3),(4)	37,639	37,639	37,639	2.5%
		Membership Interest in Mistral Chip Holdings, LLC—Common (2,000 units)(17)		2,000	2,161	0.1%
		Membership Interest in Mistral Chip Holdings, LLC 2—Common (595 units)(17)		1,322	643	0.0%
		Membership Interest in Mistral Chip Holdings, LLC 3—Preferred (67 units)(17)		673	883	0.1%

				41,634	41,326	2.7%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012 (Unaudited) and June 30, 2012 (Audited)

(in thousands, except share data)

			June 30, 2012 (Audited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Non-control/Non-affiliate Investments (less than 5.00% of voting control)
Skillsoft Public Limited Company(22)	Ireland / Software & Computer Services	Subordinated Unsecured (11.125%, due 6/1/2018)	$15,000	$14,918	$15,000	1.0%

				14,918	15,000	1.0%

Snacks Holding Corporation	Minnesota / Food Products	Senior Subordinated Unsecured Term Loan (12.00% plus 1.00% PIK, due 11/12/2017)	15,250	14,754	15,250	1.0%
		Series A Preferred Stock (4,021.45 shares)		56	42	0.0%
		Series B Preferred Stock (1,866.10 shares)		56	42	0.0%
		Warrant (to purchase 31,196.52 voting common shares, expires 11/12/2020)		479	357	0.0%

				15,345	15,691	1.0%

Southern Management Corporation(22),(30)	South Carolina / Consumer Finance	Second Lien Term Loan (12.00% plus 5.00% PIK due 5/31/2017)	17,568	17,568	17,568	1.2%

				17,568	17,568	1.2%

Sport Helmets Holdings, LLC(14)	New York / Personal & Nondurable Consumer Products	Escrow Receivable		—	406	0.0%

				—	406	0.0%

Springs Window Fashions, LLC	Wisconsin / Durable Consumer Products	Second Lien Term Loan (11.25% (LIBOR + 9.25% with 2.00% LIBOR floor), due 11/30/2017)(3),(4)	35,000	35,000	34,062	2.3%

				35,000	34,062	2.3%

ST Products, LLC	Pennsylvania/ Manufacturing	Senior Secured Term Loan (12.00% (LIBOR + 9.00% with 3.00% LIBOR floor), due 6/16/2016)(3),(4)	23,328	23,328	23,328	1.5%

				23,328	23,328	1.5%

Stauber Performance Ingredients, Inc.(4)	California / Food Products	Senior Secured Term Loan (10.50% (LIBOR + 7.50% with 3.00% LIBOR floor), due 1/21/2016)(3)	22,058	22,058	22,058	1.5%
		Senior Secured Term Loan (10.50% (LIBOR + 7.50% with 3.00% LIBOR floor), due 5/21/2017)	10,500	10,500	10,500	0.7%

				32,558	32,558	2.2%

Stryker Energy, LLC	Ohio / Oil & Gas Production	Subordinated Secured Revolving Credit Facility—$50,300 Commitment (8.50% (LIBOR + 7.00% with 1.50% LIBOR floor) plus 3.75% PIK, in non-accrual status effective 12/1/2011, due 12/1/2015)(4),(25)	33,444	32,711	—	0.0%
		Overriding Royalty Interests(18)		—	1,623	0.1%

				32,711	1,623	0.1%

Symphony CLO, IX Ltd.(22)	Cayman Islands / Diversified Financial Services	LP Certificates (Residual Interest)	45,500	42,864	43,612	2.9%

				42,864	43,612	2.9%

Targus Group International, Inc.(16)	California / Durable Consumer Products	First Lien Term Loan (11.00% (LIBOR + 9.50% with 1.50% LIBOR floor), due 5/25/2016)(3),(4)	23,760	23,363	23,760	1.6%

				23,363	23,760	1.6%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012 (Unaudited) and June 30, 2012 (Audited)

(in thousands, except share data)

			June 30, 2012 (Audited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Non-control/Non-affiliate Investments (less than 5.00% of voting control)
Totes Isotoner Corporation	Ohio / Nondurable Consumer Products	Second Lien Term Loan (10.75%, (LIBOR + 9.25% with 1.50% LIBOR floor) due 1/8/2018)(3),(4)	$39,000	$39,000	$38,531	2.5%

				39,000	38,531	2.5%

U.S. HealthWorks Holding Company, Inc.(16)	California / Healthcare	Second Lien Term Loan (10.50% (LIBOR + 9.00% with 1.50% LIBOR floor), due 6/15/2017)(3),(4)	25,000	25,000	25,000	1.7%

				25,000	25,000	1.7%

VanDeMark Chemicals, Inc.(3)	New York / Chemicals	Senior Secured Term Loan (12.20% (LIBOR + 10.20% with 2.0% LIBOR floor), due 12/31/2014)(4)	30,306	30,306	30,306	2.0%

				30,306	30,306	2.0%

Wind River Resources Corp. and Wind River II Corp.	Utah / Oil & Gas Production	Senior Secured Note (13.00% (LIBOR + 7.50% with 5.50% LIBOR floor) plus 3.00% default interest on principal, 16.00% default interest on past due interest, in non-accrual status effective 12/1/2008, past due)(4)	14,750	14,750	2,339	0.2%
		Net Profits Interest (5.00% payable on Equity distributions)(7)		—	—	0.0%

				14,750	2,339	0.2%

Total Non-control/Non-affiliate Investments (Level 3 Investments)				1,536,950	1,483,487	98.1%

Total Level 3 Portfolio Investments				2,099,194	2,094,092	138.5%

LEVEL 1 PORTFOLIO INVESTMENTS:
Non-control/Non-affiliate Investments (less than 5.00% of voting control)
Allied Defense Group, Inc.	Virginia / Aerospace & Defense	Common Stock (10,000 shares)		56	—	0.0%

				56	—	0.0%

Dover Saddlery, Inc.	Massachusetts / Retail	Common Stock (30,974 shares)		63	129	0.0%

				63	129	0.0%

Total Non-control/Non-affiliate Investments (Level 1 Investments)				119	129	0.0%

Total Portfolio Investments				2,099,313	2,094,221	138.5%

SHORT TERM INVESTMENTS: Money Market Funds (Level 2 Investments)
Fidelity Institutional Money Market Funds—Government Portfolio (Class I)				86,596	86,596	5.7%
Fidelity Institutional Money Market Funds—Government Portfolio (Class I)(3)				31,772	31,772	2.1%
Victory Government Money Market Funds				1	1	0.0%

Total Money Market Funds				118,369	118,369	7.8%

Total Investments				2,217,682	2,212,590	146.3%

Endnote Explanations for the Consolidated Schedule of Investments as of December 31, 2012 and June 30, 2012

(1)
The securities in which Prospect Capital Corporation ("we", "us" or "our") has invested were acquired in transactions that were exempt from registration under the Securities Act of 1933, as amended, or the "Securities Act." These securities may be resold only in transactions that are exempt from registration under the Securities Act.

(2)
Fair value is determined by or under the direction of our Board of Directors. As of December 31, 2012 and June 30, 2012, two of our portfolio investments, Allied Defense Group, Inc. ("Allied") and Dover Saddlery, Inc. ("Dover") were publicly traded and classified as Level 1 within the

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012 (Unaudited) and June 30, 2012 (Audited)

(in thousands, except share data)

Endnote Explanations for the Consolidated Schedule of Investments as of December 31, 2012 and June 30, 2012 (Continued)

  valuation hierarchy established by Accounting Standards Codification 820, Fair Value Measurements and Disclosures ("ASC 820"). As of December 31, 2012 and June 30, 2012, the fair value of our remaining portfolio investments was determined using significant unobservable inputs. ASC 820 classifies such inputs used to measure fair value as Level 3 within the valuation hierarchy. Our investments in money market funds are classified as Level 2. See Note 2 and Note 3 within the accompanying consolidated financial statements for further discussion.

(3)
Security, or portion thereof, is held by Prospect Capital Funding LLC, a bankruptcy remote special purpose entity, and is pledged as collateral for the revolving credit facility and such security is not available as collateral to our general creditors (See Note 4). The market values of these investments at December 31, 2012 and June 30, 2012 were $642,128 and $783,384, respectively; they represent 18.5% and 35.4% of total investments at fair value, respectively. Prospect Capital Funding LLC (See Note 1), our wholly-owned subsidiary, holds an aggregate market value of $642,128 and $783,384 of these investments as of December 31, 2012 and June 30, 2012, respectively.

(4)
Security, or portion thereof, has a floating interest rate which may be subject to a LIBOR or PRIME floor. Stated interest rate was in effect at December 31, 2012 and June 30, 2012.

(5)
Ellett Brothers, LLC., Evans Sports, Inc., Jerry's Sports, Inc., Simmons Gun Specialties, Inc., Bonitz Brothers, Inc. and Outdoor Sports Headquarters, Inc., are joint borrowers on our second lien loan. United Sporting Companies, Inc., is a parent guarantor of this debt investment.

(6)
During the quarter ended December 31, 2009, we created two new entities, Coalbed Inc. and Coalbed LLC, to foreclose on the outstanding senior secured loan and assigned rights and interests of Conquest Cherokee, LLC ("Conquest"), as a result of the deterioration of Conquest's financial performance and inability to service debt payments. We own 1,000 shares of common stock in Coalbed Inc., representing 100% of the issued and outstanding common stock. Coalbed Inc., in turn owns 100% of the membership interest in Coalbed LLC.

  On October 21, 2009, Coalbed LLC foreclosed on the loan formerly made to Conquest. On January 19, 2010, as part of the Manx rollup, the Coalbed LLC assets and loan were assigned to Manx, the holding company. On June 30, 2012, Manx reassigned our investment in Coalbed to Wolf Energy Holdings, Inc. ("Wolf"), a newly-formed, separately owned holding company. Our Board of Directors set value at zero for the loan position in Coalbed LLC investment as of December 31, 2012 and June 30, 2012.

(7)
In addition to the stated returns, the net profits interest held will be realized upon sale of the borrower or a sale of the interests.

(8)
During the quarter ended December 31, 2011, our ownership of Change Clean Energy Holdings, Inc. ("CCEHI") and Change Clean Energy, Inc. ("CCEI"), Freedom Marine Holding, Inc. ("Freedom Marine") and Yatesville Coal Holdings, Inc. ("Yatesville") was transferred to Energy Solutions Holdings Inc. (f/k/a Gas Solutions Holdings Inc.) ("Energy

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012 (Unaudited) and June 30, 2012 (Audited)

(in thousands, except share data)

Endnote Explanations for the Consolidated Schedule of Investments as of December 31, 2012 and June 30, 2012 (Continued)

  Solutions") to consolidate all of our energy holdings under one management team. We own 100% of Energy Solutions.

(9)
Entity was formed as a result of the debt restructuring of ESA Environmental Specialist, Inc. In early 2009, we foreclosed on the two loans on non-accrual status and purchased the underlying personal and real property. We own 1,000 shares of common stock in The Healing Staff ("THS"), f/k/a Lisamarie Fallon, Inc. representing 100% ownership. We own 1,500 shares of Vets Securing America, Inc. ("VSA"), representing 100% ownership.

  During the three months ended December 31, 2012, we determined that the impairment of Integrated Contract Services, Inc. ("ICS") was other-than-temporary and recorded a realized loss of $12,198 for the amount that the amortized cost exceeded the fair market value. Our remaining investment in The Healing Staff ("THS"), an affiliate of ICS, was valued at zero as of December 31, 2012 and continues to provide staffing solutions for health care facilities and security staffing.

(10)
Loan is with THS an affiliate of ICS.

(11)
Evanta Ventures, Inc. and Sports Leadership Institute, Inc. are joint borrowers on our investment.

(12)
On January 19, 2010, we modified the terms of our senior secured debt in AEH and Coalbed in conjunction with the formation of Manx Energy, a new entity consisting of the assets of AEH, Coalbed and Kinley Exploration. The assets of the three companies were brought under new common management. We funded $2,800 at closing to Manx to provide for working capital. A portion of our loans to AEH and Coalbed was exchanged for Manx preferred equity, while our AEH equity interest was converted into Manx common stock. There was no change to fair value at the time of restructuring. On June 30, 2012, Manx reassigned our investments in Coalbed and AEH to Wolf, a newly-formed, separately owned holding company. We continue to fully reserve any income accrued for Manx.

(13)
On a fully diluted basis represents 10.00% of voting common shares.

(14)
A portion of the positions listed were issued by an affiliate of the portfolio company.

(15)
We own 99.9999% of AGC/PEP, LLC. AGC/PEP, LLC owns 2,037.65 out of a total of 83,818.69 shares (including 5,111 vested and unvested management options) of American Gilsonite Holding Company which owns 100% of American Gilsonite Company.

(16)
Syndicated investment which had been originated by another financial institution and broadly distributed.

(17)
At June 30, 2012, Mistral Chip Holdings, LLC owns 44,800 shares of Chip Holdings, Inc. and Mistral Chip Holdings 2, LLC owns 11,975 shares in Chip Holdings, Inc. Chip Holdings, Inc. is the parent company of Shearer's Foods, Inc. and has 67,936 shares outstanding before adjusting for management options. On November 7, 2012, we redeemed our membership interests in Mistral Chip Holdings, LLC, Mistral Chip Holdings 2, LLC and Mistral Chip Holdings 3, LLC in

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012 (Unaudited) and June 30, 2012 (Audited)

(in thousands, except share data)

Endnote Explanations for the Consolidated Schedule of Investments as of December 31, 2012 and June 30, 2012 (Continued)

  connection with the sale of Shearer's, receiving $6,022 of net proceeds and realizing a gain of approximately $2,027 on the redemption

(18)
The overriding royalty interests held receive payments at the stated rates based upon operations of the borrower.

(19)
On December 31, 2009, we sold our investment in Aylward Enterprises, LLC. AWCNC, LLC is the remaining holding company with zero assets. Our remaining outstanding debt after the sale was written off on December 31, 2009 and no value has been assigned to the equity position as of December 31, 2012 and June 30, 2012.

(20)
We own a warrant to purchase 2,650,588 shares of Series A Preferred Stock, 441,176 shares of Series B Preferred Stock, and 30,918 shares of Voting Common Stock in Boxercraft Incorporated.

(21)
We own warrants to purchase 33,750 shares of common stock in Metal Buildings Holding Corporation ("Metal Buildings"), the former holding company of Borga, Inc. Metal Buildings Holding Corporation owned 100% of Borga, Inc.

  On March 8, 2010, we foreclosed on the stock in Borga, Inc. that was held by Metal Buildings, obtaining 100% ownership of Borga, Inc.

(22)
Certain investments that we have determined are not "qualifying" assets under Section 55(a) of the 1940 Act. Under the 1940 Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets. We monitor the status of these assets on an ongoing basis.

(23)
On January 1, 2010, we restructured our senior secured and bridge loans investment in Iron Horse Coiled Tubing, Inc. ("Iron Horse") and we reorganized Iron Horse's management structure. The senior secured loan and bridge loan were replaced with three new tranches of senior secured debt. During the period from June 30, 2011 to June 30, 2012, our fully diluted ownership of Iron Horse decreased from 57.8% to 5.0%, respectively, as we continued to transfer ownership interests to Iron Horse's management as they repaid our outstanding debt. Iron Horse management had an option to repurchase our remaining interest for $2,040.

  As of June 30, 2012, our Board of Directors assessed a fair value in Iron Horse of $2,040. On July 24, 2012, we sold our 3,821 shares of Iron Horse Coiled Tubing, Inc. common stock in connection with the exercise of an equity buyout option, receiving $2,040 of net proceeds and realizing a gain of approximately $1,772 on the sale.

(24)
On May 6, 2011, we made a secured first-lien $24,250 debt investment to NMMB Acquisition, Inc., a $2,800 secured debt and $4,400 equity investment to NMMB Holdings, Inc. We own 100% of the Series A Preferred Stock in NMMB Holdings, Inc. NMMB Holdings, Inc. owns 100% of the Convertible Preferred in NMMB Acquisition, Inc. NMMB Acquisition, Inc. has a 5.8% dividend rate which is paid to NMMB Holdings, Inc. Our fully diluted ownership in NMMB Holdings, Inc. is 100% as of December 31, 2012 and June 30, 2012. Our fully diluted ownership in NMMB Acquisition, Inc. is 83.5% as of December 31, 2012 and June 30, 2012.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012 (Unaudited) and June 30, 2012 (Audited)

(in thousands, except share data)

Endnote Explanations for the Consolidated Schedule of Investments as of December 31, 2012 and June 30, 2012 (Continued)

(25)
Undrawn committed revolvers incur commitment fees ranging from 0.50% to 2.00%. As of December 31, 2012 and June 30, 2012, we have $188,367 and $180,646 of undrawn revolver commitments to our portfolio companies, respectively.

(26)
Stated interest rates are based on December 31, 2012 and June 30, 2012 one month Libor rates plus applicable spreads based on the respective credit agreements. Interest rates are subject to change based on actual elections by the borrower for a Libor rate contract or Base Rate contract when drawing on the revolver.

(27)
On July 30, 2010, we made a secured first-lien $30,000 debt investment to AIRMALL USA, Inc., a $12,500 secured second-lien to AMU Holdings, Inc., and 100% of the Convertible Preferred Stock and Common stock of AMU Holdings, Inc. Our Convertible Preferred Stock in AMU Holdings, Inc. has a 12.0% dividend rate which is paid from the dividends received from the underlying operating company, AIRMALL USA Inc. AMU Holdings, Inc. owns 100% of the common stock in AIRMALL USA, Inc.

(28)
Progrexion Marketing, Inc., Progrexion Teleservices, Inc., Progrexion ASG, Inc. Progrexion IP, Inc. and Efolks, LLC, are joint borrowers on our senior secured investment. Progrexion Holdings, Inc. and eFolks Holdings, Inc. are the guarantors of this debt investment.

(29)
Our wholly-owned entity, First Tower Holdings of Delaware, LLC, owns 80.1% of First Tower Holdings LLC, the operating company of First Tower, LLC.

(30)
Southern Management Corporation, Thaxton Investment Corporation, Southern Finance of Tennessee, Inc., Covington Credit of Texas, Inc., Covington Credit, Inc., Covington Credit of Alabama, Inc., Covington Credit of Georgia, Inc., Southern Finance of South Carolina, Inc. and Quick Credit Corporation, are joint borrowers on our senior secured investment. SouthernCo, Inc. is the guarantor of this debt investment.

(31)
We own 2.6% of Caleel + Hayden, LLC, which holds 11,662 options in Mineral Fusion Natural, LLC, its subsidiary, which expire February 25, 2019.

(32)
Our wholly-owned entity, APH Property Holdings, LLC, owns 100% of the common equity of American Property Holdings Corp., a REIT which holds investments in several real estate properties.

(33)
Our wholly-owned entity, CCPI Holdings Inc. owns 95.13% of CCPI Inc., the operating company.

(34)
Our wholly-owned entity, Credit Central Holdings of Delaware, LLC owns 75% of Credit Central Holdings, LLC, which owns 100% of each of Credit Central, LLC, Credit Central South, LLC and Credit Central of Tennessee, LLC, the operating companies.

(35)
Our wholly-owned entity, Valley Electric Holdings I, Inc. ("HoldCo"), owns 100% of Valley Electric Holdings, II, Inc. ("Valley II"). Valley II owns 96.3% of Valley Electric Co. of Mt. Vernon, Inc. ("OpCo"), the operating company. Our debt investments are with both HoldCo and OpCo.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2012

(Unaudited)

(In thousands, except share and per share data)

Note 1. Organization

        References herein to "we", "us" or "our" refer to Prospect Capital Corporation ("Prospect") and its subsidiary unless the context specifically requires otherwise.

        We are a closed-end investment company that has filed an election to be treated as a Business Development Company ("BDC"), under the Investment Company Act of 1940 (the "1940 Act"). As a BDC, we have qualified and have elected to be treated as a regulated investment company ("RIC"), under Subchapter M of the Internal Revenue Code. We invest primarily in senior and subordinated debt and equity of companies in need of capital for acquisitions, divestitures, growth, development, recapitalizations and other purposes.

        Prospect Capital Funding, LLC, a Delaware limited liability company, is a wholly-owned subsidiary which holds certain of our portfolio loan investments that are collateral for our credit facility.

Note 2. Significant Accounting Policies

        The following are significant accounting policies consistently applied by us:

Basis of Presentation

        The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") and pursuant to the requirements for reporting on Form 10-K and Regulation S-X. The financial results of our portfolio investments are not consolidated in the financial statements.

Reclassifications

        Certain reclassifications have been made in the presentation of prior notes to consolidated financial statements to conform to the presentation as of and for the three and six months ended December 31, 2012.

Use of Estimates

        The preparation of GAAP financial statements requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Changes in the economic environment, financial markets, creditworthiness of our portfolio companies and any other parameters used in determining these estimates could cause actual results to differ, and these differences could be material.

Basis of Consolidation

        Under the 1940 Act rules, the regulations pursuant to Article 6 of Regulation S-X and the American Institute of Certified Public Accountants' Audit and Accounting Guide for Investment Companies, we are precluded from consolidating any entity other than another investment company or an operating company which provides substantially all of its services and benefits to us. Our financial

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2012

(Unaudited)

(In thousands, except share and per share data)

Note 2. Significant Accounting Policies (Continued)

statements include our accounts and the accounts of PCF, our only wholly-owned, closely-managed subsidiary that is also an investment company. All intercompany balances and transactions have been eliminated in consolidation.

Investment Classification

        We are a non-diversified company within the meaning of the 1940 Act. We classify our investments by level of control. As defined in the 1940 Act, control investments are those where there is the ability or power to exercise a controlling influence over the management or policies of a company. Control is generally deemed to exist when a company or individual possesses or has the right to acquire within 60 days or less, a beneficial ownership of 25% or more of the voting securities of an investee company. Affiliated investments and affiliated companies are defined by a lesser degree of influence and are deemed to exist through the possession outright or via the right to acquire within 60 days or less, beneficial ownership of 5% or more of the outstanding voting securities of another person.

        Investments are recognized when we assume an obligation to acquire a financial instrument and assume the risks for gains or losses related to that instrument. Investments are derecognized when we assume an obligation to sell a financial instrument and forego the risks for gains or losses related to that instrument. Specifically, we record all security transactions on a trade date basis. Investments in other, non-security financial instruments are recorded on the basis of subscription date or redemption date, as applicable. Amounts for investments recognized or derecognized but not yet settled are reported as receivables for investments sold and payables for investments purchased, respectively, in the Consolidated Statements of Assets and Liabilities.

Investment Risks

        Our investments are subject to a variety of risks. Those risks include the following:

  Market Risk

  Market risk represents the potential loss that can be caused by a change in the fair value of the financial instrument.

  Credit Risk

  Credit risk represents the risk we would incur if the counterparties failed to perform pursuant to the terms of their agreements with Prospect. Our investments in collateralized loan obligation funds ("CLOs") are subject to default risk of the underlying portfolio of loans.

  Prepayment Risk

  Many of the our debt investments allow for prepayment of principal without penalty. Downward changes in interest rates may cause prepayments to occur at a faster than expected rate, thereby

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2012

(Unaudited)

(In thousands, except share and per share data)

Note 2. Significant Accounting Policies (Continued)

  effectively shortening the maturity of the security and making the security less likely to be an income producing instrument.

Investment Valuation

        Our Board of Directors has established procedures for the valuation of our investment portfolio. These procedures are detailed below.

        Investments for which market quotations are readily available are valued at such market quotations.

        For most of our investments, market quotations are not available. With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our Board of Directors has approved a multi-step valuation process each quarter, as described below:

  1)
  Each portfolio company or investment is reviewed by our investment professionals with the independent valuation firms engaged by our Board of Directors;

  2)
  the independent valuation firms conduct independent appraisals and make their own independent assessment;

  3)
  the audit committee of our Board of Directors reviews and discusses the preliminary valuation with Prospect Capital Management (the "Investment Adviser") proposing values within the valuation range presented by the independent valuation firms; and

  4)
  the Board of Directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of our Investment Adviser, the respective independent valuation firms and the audit committee.

        Investments are valued utilizing a shadow bond approach, a market approach, an income approach, a liquidation approach, or a combination of approaches, as appropriate. The shadow bond and market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present value amount (discounted) calculated based on an appropriate discount rate. The measurement is based on the net present value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that we may take into account in fair value pricing our investments include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company's ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, the principal market and enterprise values, among other factors.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2012

(Unaudited)

(In thousands, except share and per share data)

Note 2. Significant Accounting Policies (Continued)

        We invest in debt and equity positions of CLOs which are a form of securitization in which the cash flows of a portfolio of loans are pooled and passed on to different classes of owners in various tranches. Our CLO investments are derived from portfolios of corporate debt securities which are generally risk rated from BB to B depending on the tranche. The investments are classified as ASC 820 level 3 securities, and are valued using discounted cash flow model. The valuations have been accomplished through the analysis of the CLO deal structures to identify the risk exposures from the modeling point of view. For each security, the most appropriate valuation approach has been chosen from alternative approaches to ensure the most accurate valuation for each security. To value a CLO, both the assets and liabilities of the CLO capital structure have been modeled. Our valuation agent uses a waterfall engine to store the collateral data, including the collateral cash flows from the assets, and distributions of the cash flow to the liability structure based on the payment priorities, and discounts them back using proper discount rates that incorporate all the risk factors. The main risk factors are: default risk, interest rate risk, downgrade risk, and credit spread risk.

        ASC 820 classifies the inputs used to measure these fair values into the following hierarchy:

  Level 1:    Quoted prices in active markets for identical assets or liabilities, accessible by us at the measurement date.

  Level 2:    Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.

  Level 3:    Unobservable inputs for the asset or liability.

        In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment. The changes to GAAP from the application of ASC 820 relate to the definition of fair value, the framework for measuring fair value, and the expanded disclosures about fair value measurements. ASC 820 applies to fair value measurements already required or permitted by other standards. In accordance with ASC 820, the fair value of our investments is defined as the price that we would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market in which that investment is transacted.

Valuation of Other Financial Assets and Financial Liabilities

        ASC Subtopic 820-10-05-1, The Fair Value Option for Financial Assets and Financial Liabilities ("ASC 820-10-05-1") permits an entity to elect fair value as the initial and subsequent measurement attribute for many assets and liabilities. We have elected not to value other assets and liabilities at fair value as would be permitted by ASC 820-10-05-1.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2012

(Unaudited)

(In thousands, except share and per share data)

Note 2. Significant Accounting Policies (Continued)

Senior Convertible Notes

        We have recorded the Senior Convertible Notes (See Note 5) at their contractual amounts. The Senior Convertible Notes were analyzed for any features that would require its accounting to be bifurcated and they were determined to be immaterial.

Revenue Recognition

        Realized gains or losses on the sale of investments are calculated using the specific identification method.

        Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Origination, closing and/or commitment fees associated with investments in portfolio companies are accreted into interest income over the respective terms of the applicable loans. Accretion of such purchase discounts or premiums is calculated by the effective interest method as of the purchase date and adjusted only for material amendments or prepayments. Upon the prepayment of a loan or debt security, any prepayment penalties and unamortized loan origination, closing and commitment fees are recorded as interest income. The purchase discount for portfolio investments acquired from Patriot Capital Funding, Inc. ("Patriot") was determined based on the difference between par value and fair market value as of December 2, 2009, and will continue to accrete until maturity or repayment of the respective loans.

        Interest income from investments in the residual interest class of security of CLO Funds (typically income notes or subordinated notes) is recorded based upon an estimation of an effective yield to expected maturity utilizing assumed cash flows in accordance with ASC 325-40-35, Beneficial Interests in Securitized Financial Assets. Adjustments resulting from recording the interest income based on the effective yield are recorded to the cost basis of the investment. We monitor the expected cash inflows from our CLO equity investments, including the expected residual payments and the effective yield is determined and updated periodically.

        Dividend income is recorded on the ex-dividend date.

        Structuring fees and similar fees are recognized as income as earned, usually when paid. Structuring fees, net profits interests and overriding royalty interests are included in other income.

        Loans are placed on non-accrual status when there is reasonable doubt that principal or interest will not be collected in accordance with the terms of the investment. Accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management's judgment. Non-accrual loans are restored to accrual status when past due principal and interest is paid and in management's judgment, are likely to remain current.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2012

(Unaudited)

(In thousands, except share and per share data)

Note 2. Significant Accounting Policies (Continued)

Federal and State Income Taxes

        We have elected to be treated as a regulated investment company and intend to continue to comply with the requirements of the Internal Revenue Code, applicable to regulated investment companies. We are required to distribute at least 90% of our investment company taxable income and intend to distribute (or retain through a deemed distribution) all of our investment company taxable income and net capital gains to stockholders; therefore, we have made no provision for income taxes. The character of income and gains that we will distribute is determined in accordance with income tax regulations that may differ from GAAP. Book and tax basis differences relating to stockholder dividends and distributions and other permanent book and tax differences are reclassified to paid-in capital.

        If we do not distribute (or are not deemed to have distributed) at least 98% of our annual ordinary income and 98.2% of our capital gains in the calendar year earned, we will generally be required to pay an excise tax equal to 4% of the amount by which 98% of our annual ordinary income and 98.2% of our capital gains exceed the distributions from such taxable income for the year. To the extent that we determine that our estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such taxable income, we accrue excise taxes, if any, on estimated excess taxable income as taxable income is earned using an annual effective excise tax rate. The annual effective excise tax rate is determined by dividing the estimated annual excise tax by the estimated annual taxable income. At December 31, 2012, we have elected to retain a portion of our annual taxable income and have accrued $4,500 for the excise tax that will be paid with the filing of the return.

        If we fail to satisfy the annual distribution requirement or otherwise fail to qualify as a RIC in any taxable year, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would we be required to make distributions. Distributions would generally be taxable to our individual and other non-corporate taxable stockholders as ordinary dividend income eligible for the reduced maximum rate for taxable years beginning before 2013 (but not for taxable years beginning thereafter, unless the relevant provisions are extended by legislation) to the extent of our current and accumulated earnings and profits, provided certain holding period and other requirements are met. Subject to certain limitations under the Internal Revenue Code, corporate distributions would be eligible for the dividends-received deduction. To qualify again to be taxed as a RIC in a subsequent year, we would be required to distribute to our shareholders our accumulated earnings and profits attributable to non-RIC years reduced by an interest charge of 50% of such earnings and profits payable by us as an additional tax. In addition, if we failed to qualify as a RIC for a period greater than two taxable years, then, in order to qualify as a RIC in a subsequent year, we would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if we had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of ten years.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2012

(Unaudited)

(In thousands, except share and per share data)

Note 2. Significant Accounting Policies (Continued)

        We follow ASC 740, Income Taxes ("ASC 740"). ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing our tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. As of December 31, 2012 and for the three and six months then ended, we did not have a liability for any unrecognized tax expense. Management's determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof.

Dividends and Distributions

        Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount, if any, to be paid as a monthly dividend or distribution is approved by our Board of Directors quarterly and is generally based upon our management's estimate of our earnings for the quarter. Net realized capital gains, if any, are distributed at least annually.

Financing Costs

        We record origination expenses related to our credit facility and Senior Convertible Notes, Senior Unsecured Notes and Prospect Capital InterNotes® (collectively, our "Senior Notes"), as deferred financing costs. These expenses are deferred and amortized as part of interest expense using the straight-line method for our revolving credit facility and the effective interest method for our Senior Notes, over the respective expected life.

        We record registration expenses related to shelf filings as prepaid assets. These expenses consist principally of Securities and Exchange Commission ("SEC") registration fees, legal fees and accounting fees incurred. These prepaid assets will be charged to capital upon the receipt of an equity offering proceeds or charged to expense if no offering completed.

Guarantees and Indemnification Agreements

        We follow ASC 460, Guarantees ("ASC 460"). ASC 460 elaborates on the disclosure requirements of a guarantor in its interim and annual financial statements about its obligations under certain guarantees that it has issued. It also requires a guarantor to recognize, at the inception of a guarantee, for those guarantees that are covered by ASC 460, the fair value of the obligation undertaken in issuing certain guarantees.

Per Share Information

        Net increase or decrease in net assets resulting from operations per common share are calculated using the weighted average number of common shares outstanding for the period presented. In

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2012

(Unaudited)

(In thousands, except share and per share data)

Note 2. Significant Accounting Policies (Continued)

accordance with ASC 946, Financial Services—Investment Companies, convertible securities are not considered in the calculation of net assets per share.

Recent Accounting Pronouncements

        In May 2011, the FASB issued Accounting Standards Update 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs ("ASU 2011-04"). ASU 2011-04 amends Accounting Standards Codification Topic 820, "Fair Value Measurements" ("ASC 820") by: (1) clarifying that the highest-and-best-use and valuation-premise concepts only apply to measuring the fair value of non-financial assets; (2) allowing a reporting entity to measure the fair value of the net asset or net liability position in a manner consistent with how market participants would price the net risk position, if certain criteria are met; (3) providing a framework for considering whether a premium or discount can be applied in a fair value measurement; (4) providing that the fair value of an instrument classified in a reporting entity's shareholders' equity is estimated from the perspective of a market participant that holds the identical item as an asset; and (5) expanding the qualitative and quantitative fair value disclosure requirements. The expanded disclosures include, for Level 3 items, a description of the valuation process and a narrative description of the sensitivity of the fair value to changes in unobservable inputs and interrelationships between those inputs if a change in those inputs would result in a significantly different fair value measurement. ASU 2011-4 also requires disclosures about the highest-and-best-use of a non-financial asset when this use differs from the asset's current use and the reasons for such a difference. In addition, this ASU amends Accounting Standards Codification 820, "Fair Value Measurements," to require disclosures to include any transfers between Level 1 and Level 2 of the fair value hierarchy. These amendments were effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. The adoption of the amended guidance in ASU 2011-04 did not have a significant effect on our financial statements. See Note 3 for the disclosure required by ASU 2011-04.

        In August 2012, the FASB issued Accounting Standards Update 2012-03, Technical Amendments and Corrections to SEC Sections: Amendments to SEC Paragraphs Pursuant to SEC Staff Accounting Bulletin No. 114 ("SAB No. 114"), Technical Amendments Pursuant to SEC Release No. 33-9250, and Corrections Related to FASB Accounting Standards Update 2010-22 ("ASU 2012-03"). The update amends various SEC paragraphs pursuant to the issuance of SAB No. 114 and is effective upon issuance. The adoption of the amended guidance in ASU 2012-03 did not have a significant effect on our financial statements.

        In October 2012, the FASB issued Accounting Standards Update 2012-04, Technical Corrections and Improvements ("ASU 2012-04"). The amendments in this update cover a wide range of Topics in the Accounting Standards Codification. These amendments include technical corrections and improvements to the Accounting Standards Codification and conforming amendments related to fair value measurements. The amendments in this update will be effective for fiscal periods beginning after December 15, 2012. The adoption of ASU 2012-04 is not expected to have a material impact on our financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2012

(Unaudited)

(In thousands, except share and per share data)

Note 3. Portfolio Investments

        At December 31, 2012, we had invested in 106 long-term portfolio investments, which had an amortized cost of $3,117,057 and a fair value of $3,038,808 and at June 30, 2012, we had invested in 85 long-term portfolio investments, which had an amortized cost of $2,099,313 and a fair value of $2,094,221.

        As of December 31, 2012, we own controlling interests in AIRMALL USA, Inc. ("Airmall"), Ajax Rolled Ring & Machine, Inc., APH Property Holdings, LLC ("APH"), AWCNC, LLC, Borga, Inc. ("Borga"), CCPI, Inc., Credit Central, Inc., Energy Solutions Holdings, Inc. (f/k/a Gas Solutions Holdings, Inc.) ("Energy Solutions"), First Tower Holdings of Delaware, LLC, Manx Energy, Inc. ("Manx"), NMMB Holdings, Inc., R-V Industries, Inc., The Healing Staff, Inc. ("THS"), Valley Electric Co. of Mount Vernon, Inc. and Wolf Energy Holdings, Inc. ("Wolf"). We also own an affiliated interest in BNN Holdings Corp. f/k/a Biotronic NeuroNetwork, Boxercraft Incorporated and Smart, LLC.

        The composition of our investments and money market funds as of December 31, 2012 and June 30, 2012 at cost and fair value was as follows:

	December 31, 2012		June 30, 2012
	Cost	Fair Value	Cost	Fair Value
Revolving Line of Credit	$7,195	$6,872	$1,145	$868
Senior Secured Debt	1,574,781	1,508,131	1,146,454	1,088,019
Subordinated Secured Debt	801,771	755,831	536,900	480,147
Subordinated Unsecured Debt	173,241	173,781	72,617	73,195
CLO Debt	27,459	29,389	27,258	27,717
CLO Residual Interest	405,300	408,050	214,559	218,009
Equity	127,310	156,754	100,380	206,266

Total Investments	3,117,057	3,038,808	2,099,313	2,094,221
Money Market Funds	430,945	430,945	118,369	118,369

Total Investments and Money Market Funds	$3,548,002	$3,469,753	$2,217,682	$2,212,590

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2012

(Unaudited)

(In thousands, except share and per share data)

Note 3. Portfolio Investments (Continued)

        The fair values of our investments and money market funds as of December 31, 2012 disaggregated into the three levels of the ASC 820 valuation hierarchy are as follows:

	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments at fair value
Revolving Line of Credit	$—	$—	$6,872	$6,872
Senior Secured Debt	—	—	1,508,131	1,508,131
Subordinated Secured Debt	—	—	755,831	755,831
Subordinated Unsecured Debt	—	—	173,781	173,781
CLO Debt	—	—	29,389	29,389
CLO Residual Interest	—	—	408,050	408,050
Equity	105	—	156,649	156,754

Total Investments	105	—	3,038,703	3,038,808
Money Market Funds	—	430,945	—	430,945

Total Investments and Money Market Funds	$105	$430,945	$3,038,703	$3,469,753

	Fair Value Hierarchy
	Level 1	Level 2	Level 3	Total
Investments at fair value
Control investments	$—	$—	$649,380	$649,380
Affiliate investments	—	—	48,266	48,266
Non-control/non-affiliate investments	105	—	2,341,057	2,341,162

	105	—	3,038,703	3,038,808
Investments in money market funds	—	430,945	—	430,945

Total investments reported at fair value	$105	$430,945	$3,038,703	$3,469,753

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2012

(Unaudited)

(In thousands, except share and per share data)

Note 3. Portfolio Investments (Continued)

        The fair values of our investments and money market funds as of June 30, 2012 disaggregated into the three levels of the ASC 820 valuation hierarchy are as follows:

	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments at fair value
Revolving Line of Credit	$—	$—	$868	$868
Senior Secured Debt	—	—	1,088,019	1,088,019
Subordinated Secured Debt	—	—	480,147	480,147
Subordinated Unsecured Debt	—	—	73,195	73,195
CLO Debt	—	—	27,717	27,717
CLO Residual Interest	—	—	218,009	218,009
Equity	129	—	206,137	206,266

Total Investments	129	—	2,094,092	2,094,221
Money Market Funds	—	118,369	—	118,369

Total Investments and Money Market Funds	$129	$118,369	$2,094,092	$2,212,590

	Fair Value Hierarchy
	Level 1	Level 2	Level 3	Total
Investments at fair value
Control investments	$—	$—	$564,489	$564,489
Affiliate investments	—	—	46,116	46,116
Non-control/non-affiliate investments	129	—	1,483,487	1,483,616

	129	—	2,094,092	2,094,221
Investments in money market funds	—	118,369	—	118,369

Total investments reported at fair value	$129	$118,369	$2,094,092	$2,212,590

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2012

(Unaudited)

(In thousands, except share and per share data)

Note 3. Portfolio Investments (Continued)

        The aggregate values of Level 3 portfolio investments changed during the six months ended December 31, 2012 as follows:

	Fair Value Measurements Using Unobservable Inputs (Level 3)
	Control Investments	Affiliate Investments	Non-Control/ Non-Affiliate Investments	Total
Fair value as of June 30, 2012	$564,489	$46,116	$1,483,487	$2,094,092

Total realized loss (gain), net	(12,198)	—	5,727	(6,471)
Change in unrealized appreciation (depreciation)	(63,454)	(2,279)	(7,400)	(73,133)

Net realized and unrealized gain (loss)	(75,652)	(2,279)	(1,673)	(79,604)
Purchases of portfolio investments	184,343	30,000	1,301,671	1,516,014
Payment-in-kind interest	44	360	3,644	4,048
Amortization of discounts and premiums	—	446	10,976	11,422
Repayments and sales of portfolio investments	(23,844)	(26,377)	(457,048)	(507,269)
Transfers within Level 3	—	—	—	—
Transfers in (out) of Level 3	—	—	—	—

Fair value as of December 31, 2012	$649,380	$48,266	$2,341,057	$3,038,703

	Fair Value Measurements Using Unobservable Inputs (Level 3)
	Revolver	Senior Secured Debt	Subordinated Secured Debt	Subordinated Unsecured Debt	CLO Debt	CLO Residual Interest	Equity	Total
Fair value as of June 30, 2012	$868	$1,093,019	$475,147	$73,195	$27,717	$218,009	$206,137	$2,094,092

Total realized loss (gain), net	—	—	(11,520)	—	—	—	5,049	(6,471)
Change in unrealized (depreciation) appreciation	(46)	(8,215)	10,816	(39)	1,470	(702)	(76,417)	(73,133)

Net realized and unrealized (loss) gain	(46)	(8,215)	(704)	(39)	1,470	(702)	(71,368)	(79,604)
Purchases of portfolio investments	7,150	734,016	460,610	99,000	—	182,522	32,716	1,516,014
Payment-in-kind interest	—	618	1,843	1,587	—	—	—	4,048
Amortization of discounts and premiums	—	1,169	1,792	38	202	8,221	—	11,422
Repayments and sales of portfolio investments	(1,100)	(312,476)	(182,857)	—	—	—	(10,836)	(507,269)
Transfers within Level 3	—	—	—	—	—	—	—	—
Transfers in (out) of Level 3	—	—	—	—	—	—	—	—

Fair value as of December 31, 2012	$6,872	$1,508,131	$755,831	$173,781	$29,389	$408,050	$156,649	$3,038,703

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2012

(Unaudited)

(In thousands, except share and per share data)

Note 3. Portfolio Investments (Continued)

        The aggregate values of Level 3 portfolio investments changed during the six months ended December 31, 2011 as follows:

	Fair Value Measurements Using Unobservable Inputs (Level 3)
	Control Investments	Affiliate Investments	Non-Control/ Non-Affiliate Investments	Total
Fair value as of June 30, 2011	$310,072	$72,337	$1,080,421	$1,462,830

Total realized loss, net	12,130	—	(13,239)	(1,109)
Change in unrealized appreciation (depreciation)	67,057	(7,119)	(18,798)	41,140

Net realized and unrealized gain (loss)	79,187	(7,119)	(32,037)	40,031
Purchases of portfolio investments	44,043	2,300	327,600	373,943
Payment-in-kind interest	219	271	2,839	3,329
Accretion of purchase discount	32	1,125	1,418	2,575
Repayments and sales of portfolio investments	(44,961)	(1,042)	(120,258)	(166,261)
Transfers within Level 3	(2,040)	—	2,040	—
Transfers in (out) of Level 3	—	—	—	—

Fair value as of December 31, 2011	$386,552	$67,872	$1,262,023	$1,716,447

	Fair Value Measurements Using Unobservable Inputs (Level 3)
	Revolver	Senior Secured Debt	Subordinated Secured Debt	Subordinated Unsecured Debt	CLO Debt	CLO Residual Interest	Equity	Total
Fair value as of June 30, 2011	$7,278	$789,981	$448,675	$55,336	$—	$—	$161,560	$1,462,830

Total realized loss, net	—	(221)	(14,606)	—	—	—	13,718	(1,109)
Change in unrealized (depreciation) appreciation	(32)	(10,796)	(6,503)	(560)	—	(3,432)	62,463	41,140

Net realized and unrealized (loss) gain	(32)	(11,017)	(21,109)	(560)	—	(3,432)	76,181	40,031
Purchases of portfolio investments	1,000	219,665	79,761	15,000	14,334	42,794	1,389	373,943
Payment-in-kind interest	—	219	2,668	442	—	—	—	3,329
Accretion of purchase discount	32	1,003	1,507	33	—	—	—	2,575
Repayments and sales of portfolio investments	(6,185)	(113,721)	(30,802)	—	—	—	(15,553)	(166,261)
Transfers within Level 3	—	—	—	—	—	—	—	—
Transfers in (out) of Level 3	—	—	—	—	—	—	—	—

Fair value as of December 31, 2011	$2,093	$886,130	$480,700	$70,251	$14,334	$39,362	$223,577	$1,716,447

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2012

(Unaudited)

(In thousands, except share and per share data)

Note 3. Portfolio Investments (Continued)

        For the six months ended December 31, 2012 and 2011, the net change in unrealized (depreciation) appreciation on the investments that use Level 3 inputs was ($67,286) and $42,165 for assets still held as of December 31, 2012 and 2011, respectively.

        The ranges of unobservable inputs used in the fair value measurement of our Level 3 investments were as follows:

	As of December, 2012	As of June 30, 2012
EBITDA Multiples	3.8x to 13.0x	3.5x to 10.0x
Market Yields	5.7% to 35.0%	6.4% to 30.0%
CLO Discount Rates	9.9% to 17.9%	8.0% to 13.0%

        The significant unobservable input used in the market approach of fair value measurement of our investments are the market multiples of earnings before income tax, depreciation and amortization ("EBITDA") of the comparable guideline public companies. The independent valuation firm selects a population of public companies for each investment with similar operations and attributes of the subject company. Using these guideline public companies' data, a range of multiples of enterprise value to EBITDA is calculated. The independent valuation firm selects percentages from the range of multiples for purposes of determining the subject company's estimated enterprise value based on said multiple and generally the latest twelve months EBITDA of the subject company (or other meaningful measure). Significant increases or decreases in the multiple will result in an increase or decrease in enterprise value, resulting in an increase or decrease in the fair value estimate of the equity investment.

        The significant unobservable input used in the income approach of fair value measurement of our investments is the discount rate used to discount the estimated future cash flows expected to be received from the underlying investment, which include both future principal and interest payments. Significant increases or decreases in the discount rate would result in a decrease or increase in the fair value measurement. Included in the consideration and selection of discount rates are the following factors: risk of default, rating of the investment and comparable company investments, and call provisions.

        Changes in market yields, discount rates or EBITDA multiples, each in isolation, may change the fair value of certain of our investments. Generally, an increase in market yields or discount rates or decrease in EBITDA multiples may result in a decrease in the fair value of certain of our investments.

        Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may fluctuate from period to period. Additionally, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that we may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we could realize significantly less than the value at which we have recorded it.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2012

(Unaudited)

(In thousands, except share and per share data)

Note 3. Portfolio Investments (Continued)

        In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned.

        As of December 31, 2012, the valuation methodology for Airmall changed to incorporate the income method (discounted cash flow analysis) in addition to the market method (public comparable company analysis) used in previous quarters. Management adopted the income method to incorporate current financial projections in recognition of the time elapsed since the initial acquisition of the company in June 2010. As a result of this change and in recognition of recent company performance we increased the fair value of our investment in AIRMALL to $49,752 as of December 31, 2012, a discount of $1,718 from its amortized cost, compared to the $3,788 unrealized depreciation recorded at June 30, 2012.

        As of December 31, 2012, the valuation methodology for First Tower changed to incorporate the income method (discounted cash flow analysis) in addition to the market method (public comparable company analysis) used in previous quarters. Management adopted the income method in consideration of management forecasts not previously available. As a result of this change and in recognition of recent company performance we increased the fair value of our investment in First Tower to $310,409 as of December 31, 2012, a premium of $2,456 to its amortized cost, compared to $287,953 as of June 30, 2012, equal to its amortized cost at that time.

        In December 2011, we completed a reorganization of Gas Solutions Holdings, Inc. renaming the company Energy Solutions and transferring ownership of other operating companies owned by us and operating within the energy industry. As part of the reorganization, our equity interests in Change Clean Energy Holdings, Inc. and Change Clean Energy, Inc., Freedom Marine Holdings, LLC, a subsidiary of Energy Solutions ("Freedom Marine") and Yatesville Coal Holdings, Inc., a subsidiary of Energy Solutions ("Yatesville"), was transferred to Energy Solutions to consolidate all of our energy holdings under one management team strategically expanding Energy Solutions across energy sectors.

        On January 4, 2012, Energy Solutions sold its gas gathering and processing assets ("Gas Solutions") for a sale price of $199,805, adjusted for the final working capital settlement, including a potential earnout of $28,000 that will be paid based on the future performance of Gas Solutions. After expenses, including structuring fees of $9,966 paid to us, Energy Solutions received approximately $153,687 in cash and an additional $5,000 is being held in escrow. Currently, a portion of our loans to Energy Solutions remain outstanding and are collateralized by the cash held by Energy Solutions after the sale transaction. The sale of Gas Solutions by Energy Solutions has resulted in significant earnings and profits, as defined by the Internal Revenue Code, at Energy Solutions for calendar year 2012. As a result, distributions from Energy Solutions to us will be required to be recognized as dividend income, in accordance with ASC 946, Financial Services—Investment Companies, as cash distributions are received from Energy Solutions to the extent there are current year earnings and profits sufficient to support such recognition. During the quarter ended December 31, 2012, Energy Solutions repaid $20,000 of senior secured debt. We received a $14,144 make-whole fee for early repayment of the outstanding loan, which was recorded as interest income during the three months ended December 31,

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2012

(Unaudited)

(In thousands, except share and per share data)

Note 3. Portfolio Investments (Continued)

2012. During the three and six months ended December 31, 2012, we received distributions of $20,570 and $53,820 from Energy Solutions which were recorded as dividend income, respectively. Energy Solutions continues to hold $32,187 of cash for future investment and repayment of debt, of which $5,007 is currently held in escrow.

        At December 31, 2012 and June 30, 2012, nine loan investments were on non-accrual status: Borga, Freedom Marine, H&M Oil and Gas, LLC, THS, a subsidiary of Integrated Contract Services, Inc. ("ICS"), Manx, Stryker Energy, LLC, Wind River Resources Corp. and Wind River II Corp., Wolf and Yatesville. The loan principal of these loans amounted to $162,064 and $171,149 as of December 31, 2012 and June 30, 2012, respectively. The fair value of these loans amounted to $38,985 and $43,641 as of December 31, 2012 and June 30, 2012, respectively. The fair values of these investments represent approximately 1.7% and 2.9% of our net assets as of December 31, 2012 and June 30, 2012, respectively. For the three months ended December 31, 2012 and December 31, 2011, the income foregone as a result of not accruing interest on non-accrual debt investments amounted to $6,629 and $5,598, respectively. For the six months ended December 31, 2012 and December 31, 2011, the income foregone as a result of not accruing interest on non-accrual debt investments amounted to $13,756 and $12,028, respectively.

        During the six months ended December 31, 2011, Deb Shops, Inc. ("Deb Shops") filed for bankruptcy and a plan for reorganization was proposed. The plan was approved by the bankruptcy court and our debt position was eliminated with no payment to us. We determined that the impairment of Deb Shops was other-than-temporary and recorded a realized loss of $14,607 during the quarter ended December 31, 2011 for the full amount of the amortized cost. The asset was completely written off when the plan of reorganization was approved.

        On December 28, 2011, we made a secured debt investment of $37,218 to support the recapitalization of NRG Manufacturing, Inc. ("NRG"). After the financing, we received repayment of the $13,080 loan that was previously outstanding and a dividend of $6,711 as a result of our equity holdings. In addition, we sold 392 shares of NRG common stock held by us back to NRG for $13,266, realizing a gain of $12,131. Our remaining 408 shares of NRG common stock were sold on February 2, 2012.

        During the three months ended December 31, 2012, we determined that the impairment of ICS was other-than-temporary and recorded a realized loss of $12,198 for the amount that the amortized cost exceeded the fair market value. Our remaining investment in THS, an affiliate of ICS, was valued at zero as of December 31, 2012 and continues to provide staffing solutions for health care facilities and security staffing.

        The original cost basis of debt placements and equity securities acquired, including follow-on investments for existing portfolio companies, totaled $769,950 and $152,941 during the three months ended December 31, 2012 and December 31, 2011, respectively. These placements and acquisitions totaled $1,516,014 and $373,943 during the six months ended December 31, 2012 and December 31, 2011, respectively. Debt repayments and sales of equity securities with a cost basis of $345,194 and $106,708 were received during the three months ended December 31, 2012 and December 31, 2011,

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2012

(Unaudited)

(In thousands, except share and per share data)

Note 3. Portfolio Investments (Continued)

respectively. These repayments and sales amounted to $501,542 and $152,763 during the six months ended December 31, 2012 and December 31, 2011, respectively.

        During the three and six months ended December 31, 2012, we recognized $655 and $939 of interest income due to purchase discount accretion from the assets acquired from Patriot. Included in the $655 recorded during the three months ended December 31, 2012 is $285 of normal accretion and $370 of accelerated accretion resulting from the repayment of Hudson Products Holdings, Inc. ("Hudson"). Included in the $939 recorded during the six months ended December 31, 2012 is $569 of normal accretion and $370 of accelerated accretion resulting from the repayment of Hudson.

        During the three and six months ended December 31, 2011, we recognized $1,548 and $2,385 of interest income due to purchase discount accretion from the assets acquired from Patriot, respectively. Included in the $1,548 recorded during the three months ended December 31, 2011 is $854 of normal accretion and $694 of accelerated accretion resulting from the repayment of Mac & Massey Holdings, LLC ("Mac & Massey"). Included in the $2,385 recorded during the six months ended December 31, 2011 is $1,691 of normal accretion and $694 of accelerated accretion resulting from the repayment of Mac & Massey.

        On November 30, 2012 we made a secured second lien investment of $9,500 to support the recapitalization of R-V. As part of the recapitalization, we received a dividend of $11,073 for our investment in R-V's common stock.

        As of December 31, 2012, $1,082 of purchase discount from the assets acquired from Patriot remains to be accreted as interest income, of which $271 is expected to be amortized during the three months ending March 31, 2013.

        As of December 31, 2012, $2,015,636 of our loans bear interest at floating rates, $1,986,247 of which have Libor floors ranging from 1.25% to 6.00%.

        Undrawn committed revolvers incur commitment fees ranging from 0.50% to 2.00%. As of December 31, 2012 and June 30, 2012, we have $188,367 and $180,646 of undrawn revolver commitments to our portfolio companies, respectively.

Note 4. Revolving Credit Agreements

        On June 11, 2010, we closed an extension and expansion of our existing credit facility with a syndicate of lenders through PCF (the "2010 Facility"). The 2010 Facility, which had $325,000 total commitments as of June 30, 2011, included an accordion feature which allowed the Syndicated Facility to accept up to an aggregate total of $400,000 of commitments, a limit which was met on September 1, 2011. Interest on borrowings under the 2010 Facility was one-month Libor plus 325 basis points, subject to a minimum Libor floor of 100 basis points. Additionally, the lenders charged a fee on the unused portion of the 2010 Facility equal to either 75 basis points if at least half of the credit facility is used or 100 basis points otherwise.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2012

(Unaudited)

(In thousands, except share and per share data)

Note 4. Revolving Credit Agreements (Continued)

        On March 27, 2012, we renegotiated the Syndicated Facility and closed on an expanded five-year $650,000 revolving credit facility (the "2012 Facility"). The lenders have extended commitments of $552,500 under the 2012 Facility as of December 31, 2012. The 2012 Facility includes an accordion feature which allows commitments to be increased up to $650,000 in the aggregate. The revolving period of the 2012 Facility extends through March 2015, with an additional two year amortization period (with distributions allowed) after the completion of the revolving period. During such two year amortization period, all principal payments on the pledged assets will be applied to reduce the balance. At the end of the two year amortization period, the remaining balance will become due, if required by the lenders.

        The 2012 Facility contains restrictions pertaining to the geographic and industry concentrations of funded loans, maximum size of funded loans, interest rate payment frequency of funded loans, maturity dates of funded loans and minimum equity requirements. The 2012 Facility also contains certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, violation of which could result in the early termination of the 2012 Facility. The 2012 Facility also requires the maintenance of a minimum liquidity requirement. At December 31, 2012, we were in compliance with the applicable covenants.

        Interest on borrowings under the 2012 Facility is one-month Libor plus 275 basis points with no minimum Libor floor. Additionally, the lenders charge a fee on the unused portion of the 2012 Facility equal to either 50 basis points if at least half of the credit facility is drawn or 100 basis points otherwise. The 2012 Facility requires us to pledge assets as collateral in order to borrow under the credit facility. As of December 31, 2012 and June 30, 2012, we had $277,127 and $451,252, respectively, available to us for borrowing under our 2012 Facility, of which the amount outstanding was zero and $96,000, respectively. As additional investments that are eligible are transferred to PCF and pledged under the 2012 Facility, PCF will generate additional availability up to the commitment amount of $552,500. At December 31, 2012, the investments used as collateral for the 2012 Facility had an aggregate market value of $642,128, which represents 27.6% of our net assets. These assets have been transferred to PCF, a bankruptcy remote special purpose entity, which owns these investments and as such, these investments are not available to our general creditors. PCF, a bankruptcy remote special purpose entity and our wholly-owned subsidiary, holds all of these investments at market value as of December 31, 2012. The release of any assets from PCF requires the approval of the facility agent.

        In connection with the origination and amendments of the 2012 Facility, we incurred $10,757 of fees, including $1,319 of fees carried over from the previous facility, which are being amortized over the term of the facility in accordance with ASC 470-50, Debt Modifications and Extinguishments, of which $8,206 remains to be amortized as of December 31, 2012.

        During the three months ended December 31, 2012 and December 31, 2011, we recorded $2,227 and $4,689 of interest costs and amortization of financing costs on the Syndicated Facility as interest expense, respectively. During the six months ended December 31, 2012 and December 31, 2011, we recorded $4,395 and $8,299 of interest costs and amortization of financing costs on the Syndicated Facility as interest expense, respectively.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2012

(Unaudited)

(In thousands, except share and per share data)

Note 5. Senior Convertible Notes

        On December 21, 2010, we issued $150,000 in aggregate principal amount of our 6.25% senior convertible notes due 2015 ("2015 Notes") for net proceeds (after deducting underwriting expenses) of approximately $145,200. Interest on the 2015 Notes is paid semi-annually in arrears on June 15 and December 15, at a rate of 6.25% per year, commencing June 15, 2011. The 2015 Notes mature on December 15, 2015 unless converted earlier. The 2015 Notes are convertible into shares of common stock at an initial conversion rate and conversion rate at December 31, 2012 of 88.0902 and 88.1429 shares, respectively, of common stock per $1 principal amount of 2015 Notes, which is equivalent to a conversion price of approximately $11.35 per share of common stock, subject to adjustment in certain circumstances. The conversion price in effect at December 31, 2012 was last calculated on the anniversary of the issuance (December 21, 2012) and will next be adjusted on the next anniversary, unless the exercise price shall have changed by more than 1% before the anniversary. The conversion rate for the 2015 Notes is increased when monthly cash dividends paid to common shares exceed the monthly dividend rate of $0.101125 per share, subject to adjustment.

        On February 18, 2011, we issued $172,500 in aggregate principal amount of our 5.50% senior convertible notes due 2016 ("2016 Notes") for net proceeds following underwriting expenses of approximately $167,325. Between January 30, 2012 and February 2, 2012, we repurchased $5,000 of our 2016 Notes at a price of 97.5, including commissions. The transactions resulted in our recognizing $10 of loss in the year ended June 30, 2012. Interest on the remaining $167,500 of 2016 Notes is paid semi-annually in arrears on February 15 and August 15, at a rate of 5.50% per year, commencing August 15, 2011. The 2016 Notes mature on August 15, 2016 unless converted earlier. The 2016 Notes are convertible into shares of common stock at an initial conversion rate and conversion rate at December 31, 2012 of 78.3699 and 78.3835 shares, respectively, of common stock per $1 principal amount of 2016 Notes, which is equivalent to a conversion price of approximately $12.76 per share of common stock, subject to adjustment in certain circumstances. The conversion price in effect at June 30, 2012 was last calculated on the anniversary of the issuance (February 14, 2011) and will next be adjusted on the next anniversary, unless the exercise price shall have changed by more than 1% before the anniversary. The conversion rate for the 2016 Notes is increased when monthly cash dividends paid to common shares exceed the monthly dividend rate of $0.101150 per share.

        On April 16, 2012, we issued $130,000 in aggregate principal amount of our 5.375% senior convertible notes due 2017 ("2017 Notes") for net proceeds following underwriting expenses of approximately $126,035. Interest on the 2017 Notes is paid semi-annually in arrears on October 15 and April 15, at a rate of 5.375% per year, commencing October 15, 2012. The 2017 Notes mature on October 15, 2017 unless converted earlier. The 2017 Notes are convertible into shares of common stock at an initial conversion rate and conversion rate at December 31, 2012 of 85.8442 shares of common stock per $1 principal amount of 2017 Notes, which is equivalent to a conversion price of approximately $11.65 per share of common stock, subject to adjustment in certain circumstances. The conversion price has not been adjusted since the issuance (April 16, 2012) and will next be adjusted on the first anniversary, unless the exercise price shall have changed by more than 1% before the anniversary. The conversion rate for the 2017 Notes is increased when monthly cash dividends paid to common shares exceed the monthly dividend rate of $0.10150 per share.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2012

(Unaudited)

(In thousands, except share and per share data)

Note 5. Senior Convertible Notes (Continued)

        On August 14, 2012, we issued $200,000 in aggregate principal amount of our 5.75% senior convertible notes due 2018 ("2018 Notes") for net proceeds following underwriting expenses of approximately $193,600. Interest on the 2018 Notes is paid semi-annually in arrears on March 15 and September 15, at a rate of 5.75% per year, commencing March 15, 2013. The 2018 Notes mature on March 15, 2018 unless converted earlier. The 2018 Notes are convertible into shares of common stock at an initial conversion rate and conversion rate at December 31, 2012 of 82.3451 shares of common stock per $1 principal amount of 2018 Notes, which is equivalent to a conversion price of approximately $12.14 per share of common stock, subject to adjustment in certain circumstances. The conversion price has not been adjusted since the issuance (August 14, 2012) and will next be adjusted on the first anniversary, unless the exercise price shall have changed by more than 1% before the anniversary. The conversion rate for the 2018 Notes is increased when monthly cash dividends paid to common shares exceed the monthly dividend rate of $0.10160 per share.

        On December 21, 2012, we issued $200,000 in aggregate principal amount of 5.875% senior convertible notes due 2019 (the "2019 Notes") for net proceeds following underwriting and other expenses of approximately $193,600. Interest on the 2019 Notes is paid semi-annually in arrears on January 15 and July 15, at a rate of 5.875% per year, commencing July 15, 2013. The 2019 Notes mature on January 15, 2019 unless converted earlier. The 2019 Notes are convertible into shares of common stock at an initial conversion rate and conversion rate at December 31, 2012 of 79.7766 shares of common stock per $1 principal amount of 2019 Notes, which is equivalent to a conversion price of approximately $12.54 per share of common stock, subject to adjustment in certain circumstances. The conversion price has not been adjusted since the issuance (December 21 2012) and will next be adjusted on the first anniversary, unless the exercise price shall have changed by more than 1% before the anniversary. The conversion rate for the 2019 Notes is increased when monthly cash dividends paid to common shares exceed the monthly dividend rate of $0.110025 per share.

        In no event will the total number of shares of common stock issuable upon conversion exceed 96.8992 per $1 principal amount of the 2015 Notes (the "conversion rate cap"), except that, to the extent we receive written guidance or a no-action letter from the staff of the Securities and Exchange Commission (the "Guidance") permitting us to adjust the conversion rate in certain instances without regard to the conversion rate cap and to make the 2015 Notes convertible into certain reference property in accordance with certain reclassifications, business combinations, asset sales and corporate events by us without regard to the conversion rate cap, we will make such adjustments without regard to the conversion rate cap and will also, to the extent that we make any such adjustment without regard to the conversion rate cap pursuant to the Guidance, adjust the conversion rate cap accordingly. We will use our commercially reasonable efforts to obtain such Guidance as promptly as practicable.

        Prior to obtaining the Guidance, we will not engage in certain transactions that would result in an adjustment to the conversion rate increasing the conversion rate beyond what it would have been in the absence of such transaction unless we have engaged in a reverse stock split or share combination transaction such that in our reasonable best estimation, the conversion rate following the adjustment for such transaction will not be any closer to the conversion rate cap than it would have been in the absence of such transaction.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2012

(Unaudited)

(In thousands, except share and per share data)

Note 5. Senior Convertible Notes (Continued)

        Upon conversion, unless a holder converts after a record date for an interest payment but prior to the corresponding interest payment date, the holder will receive a separate cash payment with respect to the Notes surrendered for conversion representing accrued and unpaid interest to, but not including the conversion date. Any such payment will be made on the settlement date applicable to the relevant conversion on the Senior Convertible Notes.

        No holder of Senior Convertible Notes will be entitled to receive shares of our common stock upon conversion to the extent (but only to the extent) that such receipt would cause such converting holder to become, directly or indirectly, a beneficial owner (within the meaning of Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder) of more than 5.0% of the shares of our common stock outstanding at such time. The 5.0% limitation shall no longer apply following the effective date of any fundamental change. We will not issue any shares in connection with the conversion or redemption of the Notes which would equal or exceed 20% of the shares outstanding at the time of the transaction in accordance with NASDAQ rules.

        Subject to certain exceptions, holders may require us to repurchase, for cash, all or part of their Notes upon a fundamental change at a price equal to 100% of the principal amount of the Notes being repurchased plus any accrued and unpaid interest up to, but excluding, the fundamental change repurchase date. In addition, upon a fundamental change that constitutes a non-stock change of control we will also pay holders an amount in cash equal to the present value of all remaining interest payments (without duplication of the foregoing amounts) on such Senior Convertible Notes through and including the maturity date.

        In connection with the issuance of the Senior Convertible Notes, we incurred $27,327 of fees which are being amortized over the terms of the notes in accordance with ASC 470-50, Debt Modifications and Extinguishments, of which $22,753 remains to be amortized and is included within deferred financing costs on the consolidated statements of assets and liabilities as of December 31, 2012.

        During the three months ended December 31, 2012 and December 31, 2011, we recorded $10,564 and $5,070 of interest costs and amortization of financing costs on the Senior Convertible Notes as interest expense. During the six months ended December 31, 2012 and December 31, 2011, we recorded $19,230 and $10,420 of interest costs and amortization of financing costs on the Senior Convertible Notes as interest expense.

Note 6. Senior Unsecured Notes

        On May 1, 2012, we issued $100,000 in aggregate principal amount of 6.95% senior unsecured notes due 2022 for net proceeds net of offering expenses of $97,000 (the "2022 Notes"). Interest on the 2022 Notes is paid quarterly in arrears on August 15, November 15, February 15 and May 15, at a rate of 6.95% per year, commencing on August 15, 2012. The 2022 Notes mature on November 15, 2022. These notes will be our direct unsecured obligations and rank equally with all of our unsecured senior indebtedness from time to time outstanding.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2012

(Unaudited)

(In thousands, except share and per share data)

Note 6. Senior Unsecured Notes (Continued)

        In connection with the issuance of the 2022 Notes, we incurred $3,337 of fees which are being amortized over the term of the notes in accordance with ASC 470-50, Debt Modifications and Extinguishments, of which $3,172 remains to be amortized and is included within deferred financing costs on the consolidated statements of assets and liabilities.

        During the three and six months ended December 31, 2012, we recorded $1,814 and $3,621 of interest costs and amortization of financing costs on the 2022 Notes as interest expense, respectively.

Note 7. Prospect Capital InterNotes®

        On February 16, 2012, we entered into a Selling Agent Agreement (the "Selling Agent Agreement") with Incapital LLC, as purchasing agent for our issuance and sale from time to time of up to $500,000 of Prospect Capital InterNotes® (the "InterNotes® Offering"). Additional agents appointed by us from time to time in connection with the InterNotes Offering may become parties to the Selling Agent Agreement.

        These notes are direct unsecured senior obligations and will rank equally with all of our unsecured senior indebtedness outstanding. Each series of notes will be issued by a separate trust. These notes bear interest at fixed interest rates and offer a variety of maturities no less than twelve months from the original date of issuance.

        During the six months ended December 31, 2012, we issued $144,355 in aggregate principal amount of our Prospect Capital InterNotes® for net proceeds of approximately $140,901. These notes were issued with stated interest rates ranging from 4.50% to 6.63% with a weighted average rate of 5.92%. These notes mature between July 15, 2019 and December 15, 2042.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2012

(Unaudited)

(In thousands, except share and per share data)
Note 7. Prospect Capital InterNotes® (Continued)

        The bonds outstanding as of December 31, 2012 are:

Date of Issuance	Principal Amount	Interest Rate	Maturity Date
March 1, 2012	$4,000	7.00%	March 15, 2022
March 8, 2012	1,465	6.90%	March 15, 2022
April 5, 2012	4,000	6.85%	April 15, 2022
April 12, 2012	2,462	6.70%	April 15, 2022
April 26, 2012	2,054	6.50%	April 15, 2022
June 14, 2012	2,657	6.95%	June 15, 2022
June 28, 2012	4,000	6.55%	June 15, 2019
July 6, 2012	2,778	6.45%	July 15, 2019
July 12, 2012	5,673	6.35%	July 15, 2019
July 19, 2012	6,810	6.30%	July 15, 2019
July 26, 2012	5,667	6.20%	July 15, 2019
August 2, 2012	3,633	6.15%	August 15, 2019
August 9, 2012	2,830	6.15%	August 15, 2019
August 16, 2012	2,681	6.10%	August 15, 2019
August 23, 2012	8,401	6.05%	August 15, 2019
September 7, 2012	5,981	6.00%	September 15, 2019
September 13, 2012	5,879	5.95%	September 15, 2019
September 20, 2012	8,600	5.90%	September 15, 2019
September 27, 2012	8,946	5.85%	September 15, 2019
October 4, 2012	7,172	5.70%	October 15, 2019
November 23, 2012	10,018	5.13%	November 15, 2019
November 23, 2012	10,171	6.63%	November 15, 2042
November 29, 2012	3,736	5.00%	November 15, 2019
November 29, 2012	1,979	5.75%	November 15, 2032
November 29, 2012	6,266	6.50%	November 15, 2042
December 6, 2012	3,859	4.88%	December 15, 2019
December 6, 2012	1,127	5.63%	December 15, 2032
December 6, 2012	8,203	6.38%	December 15, 2042
December 13, 2012	1,822	4.75%	December 15, 2019
December 13, 2012	916	5.25%	December 15, 2030
December 13, 2012	3,474	6.25%	December 15, 2042
December 20, 2012	1,678	4.63%	December 15, 2019
December 20, 2012	1,314	5.13%	December 15, 2030
December 20, 2012	6,449	6.13%	December 15, 2042
December 28, 2012	1,980	4.50%	December 15, 2019
December 28, 2012	1,472	5.00%	December 15, 2030
December 28, 2012	4,840	6.00%	December 15, 2042

	$164,993

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2012

(Unaudited)

(In thousands, except share and per share data)

Note 7. Prospect Capital InterNotes® (Continued)

        In connection with the issuance of the Prospect Capital InterNotes®, we incurred $4,566 of fees which are being amortized over the term of the notes in accordance with ASC 470-50, Debt Modifications and Extinguishments, of which $4,441 remains to be amortized and is included within deferred financing costs on the consolidated statements of assets and liabilities.

Note 8. Financial Instruments Disclosed, But Not Carried, At Fair Value

        The fair values of our financial liabilities disclosed, but not carried, at fair value as of December 31, 2012 disaggregated into the three levels of the ASC 820 valuation hierarchy are as follows:

	Fair Value Hierarchy
	Level 1	Level 2	Level 3	Total
Credit facility payable(1)	$—	$—	$—	$—
Senior convertible notes(2)	—	859,597	—	859,597
Senior unsecured notes(2)	103,920	—	—	103,920
Prospect Capital InterNotes®(3)	—	180,790	—	180,790

Total	$103,920	$1,040,387	$—	$1,144,307

(1)
The carrying value of our credit facility payable approximates the fair value.

(2)
We use available market quotes to estimate the fair value of the Senior Convertible Notes and Senior Unsecured Notes.

(3)
The fair value of our Prospect Capital InterNotes® is estimated by discounting remaining payments using estimated current market rates.

        The fair values of our financial liabilities disclosed, but not carried, at fair value as of June 30, 2012 disaggregated into the three levels of the ASC 820 valuation hierarchy are as follows:

	Fair Value Hierarchy
	Level 1	Level 2	Level 3	Total
Credit facility payable(1)	$—	$96,000	$—	$96,000
Senior convertible notes(2)	—	456,671	—	456,671
Senior unsecured notes(2)	99,560	—	—	99,560
Prospect Capital InterNotes®(3)	—	20,280	—	20,280

Total	$99,560	$572,951	$—	$672,511

(1)
The carrying value of our credit facility payable approximates the fair value.

(2)
We use available market quotes to estimate the fair value of the Senior Convertible Notes and Senior Unsecured Notes.

(3)
The fair value of our Prospect Capital InterNotes® is estimated by discounting remaining payments using estimated current market rates.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2012

(Unaudited)

(In thousands, except share and per share data)

Note 9. Equity Offerings, Offering Expenses, and Distributions

        We issued 74,915,012 and 1,500,000 shares of our common stock during the six months ended December 31, 2012 and December 31, 2011, respectively. The proceeds raised, the related underwriting fees, the offering expenses and the prices at which these shares were issued are as follows:

Issuances of Common Stock	Number of Shares Issued	Gross Proceeds Raised	Underwriting Fees	Offering Expenses	Average Offering Price
During the six months ended December 31, 2012:
July 2, 2012–July 12, 2012(1)	2,247,275	$26,040	$260	$—	$11.59
July 16, 2012	21,000,000	$234,150	$2,100	$300	$11.15
July 27, 2012	3,150,000	$35,123	$315	$—	$11.15
September 13, 2012–October 9, 2012(2)	8,010,357	$94,610	$946	$638	$11.81
November 7, 2012	35,000,000	$388,500	$4,550	$814	$11.10
December 13, 2012(3)	467,928	$5,021	$—	$—	$10.73
December 28, 2012(3)	897,906	$9,581	$—	$—	$10.67
December 31, 2012(3)	4,141,547	$44,650	$—	$—	$10.78
During the six months ended December 31, 2011:
July 18, 2011	1,500,000	$15,225	$165	$137	$10.15

(1)
On June 1, 2012, we established a fifth at-the-market program through which we may sell, from time to time and at our sole discretion 9,500,000 shares of our common stock. Through this program we issued 5,199,764 shares of our common stock at an average price of $11.38 per share, raising $59,170 of gross proceeds, from June 12, 2012 through July 12, 2012.

(2)
On September 10, 2012, we established a sixth at-the-market program through which we may sell, from time to time and at our sole discretion 9,750,000 shares of our common stock. Through this program we issued 8,010,357 shares of our common stock at an average price of $11.81 per share, raising $94,610 of gross proceeds, from September 13, 2012 through October 9, 2012.

(3)
On December 13, 2012, December 28, 2012 and December 31, 2012, we issued 467,928, 897,906 and 4,141,547 shares of our common stock, respectively, in conjunction with investments in controlled portfolio companies.

        Our shareholders' equity accounts at December 31, 2012 and June 30, 2012 reflect cumulative shares issued as of those respective dates. Our common stock has been issued through public offerings, through a registered direct offering, through the exercise of over-allotment options on the part of the underwriters, as payment for investments, and through our dividend reinvestment plan. When our common stock is issued, the related offering expenses have been charged against paid-in capital in excess of par. All underwriting fees and offering expenses were borne by us.

        On August 24, 2011, our Board of Directors approved a share repurchase plan under which we may repurchase up to $100,000 of our common stock at prices below our net asset value. We have not

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2012

(Unaudited)

(In thousands, except share and per share data)

Note 9. Equity Offerings, Offering Expenses, and Distributions (Continued)

made any purchases of our common stock during the period from August 24, 2011 to December 31, 2012 pursuant to this plan. Prior to any repurchase we are required to notify shareholders of our intention to purchase our common stock. This notice lasts for six months after notice is given. Our last notice was delivered with our annual proxy mailing on September 10, 2012.

        On December 7, 2012, we announced the declaration of revised monthly dividends in the following amounts and with the following dates:

  •
  $0.110000 per share for December 2012 (record date of December 31, 2012 and payment date of January 23, 2013); and

  •
  $0.110025 per share for January 2013 (record date of January 31, 2013 and payment date of February 20, 2013).

        These distributions replace the dividends for December 2012 and January 2013 that had been previously announced on November 7, 2012.

        On October 29, 2012, our Registration Statement on Form N-2 was declared effective by the SEC. Under this Shelf Registration Statement, as of December 31, 2012 we can issue up to $2,546,746 of additional debt and equity securities in the public market.

        During the six months ended December 31, 2012 and December 31, 2011, we issued 624,527 and 584,361 shares, respectively, of our common stock in connection with the dividend reinvestment plan.

        At December 31, 2012, we have reserved 69,983,985 shares of our common stock for issuance upon conversion of the Senior Convertible Notes (See Note 5).

Note 10. Other Investment Income

        Other investment income consists of structuring fees, overriding royalty interests, settlement of net profit interests, administrative agent fee, and other miscellaneous and sundry cash receipts. Income from such sources for the three and six months ended December 31, 2012 and December 31, 2011 were as follows:

	For The Three Months Ended December 31,		For The Six Months Ended December 31,
Income Source	2012	2011	2012	2011
Structuring and amendment fees	$15,697	$1,862	$24,657	$7,456
Overriding royalty interests	1,326	—	1,340	117
Administrative agent fee	191	236	335	430

Other Investment Income	$17,214	$2,098	$26,332	$8,003

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2012

(Unaudited)

(In thousands, except share and per share data)

Note 11. Net Increase in Net Assets per Common Share

        The following information sets forth the computation of net increase in net assets resulting from operations per common share for the three and six months ended December 31, 2012 and December 31, 2011, respectively.

	For The Three Months Ended December 31,		For The Six Months Ended December 31,
	2012	2011	2012	2011
Net increase in net assets resulting from operations	$46,489	$64,492	$93,738	$104,392
Weighted average common shares outstanding	195,585,502	109,533,742	179,039,198	109,246,616

Net increase in net assets resulting from operations per common share	$0.24	$0.59	$0.52	$0.96

Note 12. Related Party Agreements and Transactions

Investment Advisory Agreement

        We have entered into an investment advisory and management agreement with Prospect Capital Management (the "Investment Advisory Agreement") under which the Investment Adviser, subject to the overall supervision of our Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, us. Under the terms of the Investment Advisory Agreement, our Investment Adviser: (i) determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes, (ii) identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and (iii) closes and monitors investments we make.

        Prospect Capital Management's services under the Investment Advisory Agreement are not exclusive, and Prospect Capital Management is free to furnish similar services to other entities so long as its services to us are not impaired. For providing these services the Investment Adviser receives a fee from us, consisting of two components: a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 2.00% on our gross assets (including amounts borrowed). For services currently rendered under the Investment Advisory Agreement, the base management fee is payable quarterly in arrears. The base management fee is calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters and appropriately adjusted for any share issuances or repurchases during the current calendar quarter.

        The total base management fees incurred to the favor of the Investment Adviser for the three months ended December 31, 2012 and December 31, 2011 were $16,306, and $8,825, respectively. The fees incurred for the six months ended December 31, 2012 and December 31, 2011 were $29,534, and $17,036, respectively.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2012

(Unaudited)

(In thousands, except share and per share data)

Note 12. Related Party Agreements and Transactions (Continued)

        The incentive fee has two parts. The first part, the income incentive fee, is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees and other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement described below, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment in kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to a "hurdle rate" of 1.75% per quarter (7.00% annualized).

        The net investment income used to calculate this part of the incentive fee is also included in the amount of the gross assets used to calculate the 2.00% base management fee. We pay the Investment Adviser an income incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

  •
  no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate;

  •
  100.00% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 125.00% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming a 7.00% annualized hurdle rate); and

  •
  20.00% of the amount of our pre-incentive fee net investment income, if any, that exceeds 125.00% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming a 7.00% annualized hurdle rate).

        These calculations are appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

        The second part of the incentive fee, the capital gains incentive fee, is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), and equals 20.00% of our realized capital gains for the calendar year, if any, computed net of all realized capital losses and unrealized capital depreciation at the end of such year. In determining the capital gains incentive fee payable to the Investment Adviser, we calculate the aggregate realized capital gains, aggregate realized capital losses and aggregate unrealized capital depreciation, as applicable, with respect to each investment that has been in its

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2012

(Unaudited)

(In thousands, except share and per share data)

Note 12. Related Party Agreements and Transactions (Continued)

portfolio. For the purpose of this calculation, an "investment" is defined as the total of all rights and claims which maybe asserted against a portfolio company arising from our participation in the debt, equity, and other financial instruments issued by that company. Aggregate realized capital gains, if any, equal the sum of the differences between the aggregate net sales price of each investment and the aggregate cost basis of such investment when sold or otherwise disposed. Aggregate realized capital losses equal the sum of the amounts by which the aggregate net sales price of each investment is less than the aggregate cost basis of such investment when sold or otherwise disposed. Aggregate unrealized capital depreciation equals the sum of the differences, if negative, between the aggregate valuation of each investment and the aggregate cost basis of such investment as of the applicable calendar year-end. At the end of the applicable calendar year, the amount of capital gains that serves as the basis for our calculation of the capital gains incentive fee involves netting aggregate realized capital gains against aggregate realized capital losses on a since-inception basis and then reducing this amount by the aggregate unrealized capital depreciation. If this number is positive, then the capital gains incentive fee payable is equal to 20.00% of such amount, less the aggregate amount of any capital gains incentive fees paid since inception.

        For the three months ended December 31, 2012 and December 31, 2011, income incentive fees of $24,804 and $9,127, respectively, were incurred. For the six months ended December 31, 2012 and December 31, 2011, income incentive fees of $43,311 and $16,096, respectively, were incurred. No capital gains incentive fees were incurred for the three or six months ended December 31, 2012 and December 31, 2011.

Administration Agreement

        We have also entered into an Administration Agreement with Prospect Administration, LLC ("Prospect Administration") under which Prospect Administration, among other things, provides (or arranges for the provision of) administrative services and facilities for us. For providing these services, we reimburse Prospect Administration for our allocable portion of overhead incurred by Prospect Administration in performing its obligations under the Administration Agreement, including rent and our allocable portion of the costs of our chief compliance officer and chief financial officer and his staff. For the three months ended December 31, 2012 and 2011, the reimbursement was approximately $2,139 and $1,117, respectively. For the six months ended December 31, 2012 and 2011, the reimbursement was approximately $4,323 and $2,233, respectively. Under this agreement, Prospect Administration furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Prospect Administration also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, Prospect Administration assists us in determining and publishing our net asset value, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Under the Administration Agreement, Prospect Administration also provides on our behalf legal and managerial

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2012

(Unaudited)

(In thousands, except share and per share data)

Note 12. Related Party Agreements and Transactions (Continued)

assistance to those portfolio companies to which we are required to provide such assistance, for which the fees collected are used to reduce the costs reimbursed by us. The Administration Agreement may be terminated by either party without penalty upon 60 days' written notice to the other party. Prospect Administration is a wholly owned subsidiary of our Investment Adviser.

        The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Prospect Administration and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of Prospect Administration's services under the Administration Agreement or otherwise as administrator for us.

Managerial Assistance

        As a business development company, we offer, and must provide upon request, managerial assistance to certain of our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. As of December 31, 2012 and June 30, 2012, $373 and $165 of managerial assistance fees remain on the consolidated statements of assets and liabilities as a payable to the Administrator.

Note 13. Litigation

        From time to time, we may become involved in various investigations, claims and legal proceedings that arise in the ordinary course of our business. These matters may relate to intellectual property, employment, tax, regulation, contract or other matters. The resolution of these matters as they arise will be subject to various uncertainties and, even if such claims are without merit, could result in the expenditure of significant financial and managerial resources. We are not aware of any such material litigation as of December 31, 2012.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2012

(Unaudited)

(In thousands, except share and per share data)

Note 14. Financial Highlights

	For The Three Months Ended		For The Six Months Ended
	December 31, 2012	December 31, 2011	December 31, 2012	December 31, 2011
Per Share Data(1):
Net asset value at beginning of period	$10.88	$10.41	$10.83	$10.36
Net investment income	0.51	0.33	0.97	0.59
Net realized (loss) gain	(0.04)	0.12	(0.04)	(0.01)
Net unrealized (depreciation) appreciation	(0.23)	0.14	(0.41)	0.38
Net increase (decrease) in net assets as a result of public offerings	0.01	—	0.10	(0.01)
Dividends declared	(0.32)	(0.31)	(0.64)	(0.62)

Net asset value at end of period	$10.81	$10.69	$10.81	$10.69

Per share market value at end of period	$10.87	$9.29	$10.87	$9.29
Total return based on market value(2)	(2.99)%	14.08%	0.71%	(1.67)%
Total return based on net asset value(2)	2.14%	6.05%	5.33%	10.41%
Shares outstanding at end of period	215,173,410	109,691,051	215,173,410	109,691,051
Average weighted shares outstanding for period	195,585,502	109,533,742	179,039,198	109,246,616
Ratio / Supplemental Data:
Net assets at end of period	$2,326,635	$1,172,484	$2,326,625	$1,172,484
Annualized ratio of operating expenses to average net assets	12.70%	10.65%	12.21%	10.20%
Annualized ratio of net operating income to average net assets	18.85%	12.64%	18.17%	11.28%

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2012

(Unaudited)

(In thousands, except share and per share data)

Note 14. Financial Highlights (Continued)

	Year Ended June 30, 2012	Year Ended June 30, 2011	Year Ended June 30, 2010	Year Ended June 30, 2009	Year Ended June 30, 2008
Per Share Data(1):
Net asset value at beginning of period	$10.36	$10.30	$12.40	$14.55	$15.04
Costs related to the secondary public offering	—	—	—	—	(0.07)
Net investment income	1.63	1.10	1.13	1.87	1.91
Realized gain (loss)	0.32	0.19	(0.87)	(1.24)	(0.69)
Net unrealized (depreciation) appreciation	(0.28)	0.09	0.07	0.48	(0.05)
Net (decrease) increase in net assets as a result of public offering	0.04	(0.08)	(0.85)	(2.11)	—
Net increase in net assets as a result of shares issued for Patriot acquisition	—	—	0.12	—	—
Dividends to shareholders	(1.24)	(1.24)	(1.70)	(1.15)	(1.59)

Net asset value at end of period	$10.83	$10.36	$10.30	$12.40	$14.55

Per share market value at end of period	$11.39	$10.11	$9.65	$9.20	$13.18
Total return based on market value(2)	27.21%	17.22%	17.66%	(18.60)%	(15.90)%
Total return based on net asset value(2)	18.03%	12.54%	(6.82)%	(0.61)%	7.84%
Shares outstanding at end of period	139,633,870	107,606,690	69,086,862	42,943,084	29,520,379
Average weighted shares outstanding for period	114,394,554	85,978,757	59,429,222	31,559,905	23,626,642
Ratio / Supplemental Data:
Net assets at end of period	$1,511,974	$1,114,357	$711,424	$532,596	$429,623
Portfolio turnover rate	29.06%	27.63%	21.61%	4.99%	31.07%
Annualized ratio of operating expenses to average net assets	10.73%	8.47%	7.54%	9.03%	9.62%
Annualized ratio of net investment income to average net assets	14.92%	10.60%	10.69%	13.14%	12.66%

(1)
Financial highlights are based on weighted average shares.

(2)
Total return based on market value is based on the change in market price per share between the opening and ending market prices per share in each period and assumes that dividends are reinvested in accordance with our dividend reinvestment plan. Total return based on net asset value is based upon the change in net asset value per share between the opening and ending net asset values per share in each period and assumes that dividends are reinvested in accordance with our dividend reinvestment plan.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2012

(Unaudited)

(In thousands, except share and per share data)

Note 15. Selected Quarterly Financial Data (Unaudited)

	Investment Income		Net Investment Income		Net Realized and Unrealized Gains (Losses)		Net Increase (Decrease) in Net Assets from Operations
Quarter Ended	Total	Per Share(1)	Total	Per Share(1)	Total	Per Share(1)	Total	Per Share(1)
September 30, 2009	21,517	0.43	12,318	0.25	(18,696)	(0.38)	(6,378)	(0.13)
December 31, 2009(2)	31,801	0.55	19,258	0.33	(33,778)	(0.59)	(14,520)	(0.25)
March 31, 2010	32,005	0.50	18,974	0.30	6,966	0.11)	25,940	0.41
June 30, 2010	29,236	0.44	16,640	0.25	(2,057)	(0.03)	14,583	0.22
September 30, 2010	35,212	0.47	20,995	0.28	4,585	0.06	25,580	0.34
December 31, 2010	33,300	0.40	19,080	0.23	12,861	0.16	31,940	0.38
March 31, 2011	44,573	0.51	23,956	0.27	9,803	0.11	33,759	0.38
June 30, 2011	56,391	0.58	30,190	0.31	(3,232)	(0.03)	26,959	0.28
September 30, 2011	55,342	0.51	27,877	0.26	12,023	0.11	39,900	0.37
December 31, 2011	67,263	0.61	36,508	0.33	27,984	0.26	64,492	0.59
March 31, 2012	95,623	0.84	58,072	0.51	(7,863)	(0.07)	50,209	0.44
June 30, 2012	102,682	0.82	64,227	0.52	(27,924)	(0.22)	36,303	0.29
September 30, 2012	123,636	0.76	74,027	0.46	(26,778)	(0.17)	47,249	0.29
December 31, 2012	166,035	0.85	99,216	0.51	(52,727)	(0.27)	46,489	0.24

(1)
Per share amounts are calculated using weighted average shares during period.

(2)
As adjusted for increase in earnings from Patriot.

Note 16. Subsequent Events

        During the period from January 4, 2013 to March 7, 2013, we issued $26,287 in aggregate principal amount of our Prospect Capital InterNotes® for net proceeds of $25,464.

        During the period from January 7, 2013 to February 5, 2013, we sold 10,248,051 shares of our common stock at an average price of $11.25 per share, and raised $115,315 of gross proceeds, under the ATM Program. Net proceeds were $113,962 net of commissions to the broker-dealer on shares sold and offering costs.

        On January 11, 2013, we provided $27,100 of debt financing to CHC Companies, Inc., a national provider of correctional medical and behavioral healthcare solutions.

        On January 17, 2013, we made a $30,348 follow-on investment in APH, to acquire 5100 Live Oaks Blvd, LLC, a multi-family residential property located in Tampa, Florida. We invested $2,748 of equity and $27,600 of debt in APH.

        On January 23, 2013, we issued 160,182 shares of our common stock in connection with the dividend reinvestment plan.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2012

(Unaudited)

(In thousands, except share and per share data)

Note 16. Subsequent Events (Continued)

        On January 24, 2013, we made an investment of $24,288 to purchase 56.14% of the subordinated notes in Cent 17 CLO Limited.

        On January 24, 2013, we made an investment of $25,650 to purchase 50.12% of the subordinated notes in Octagon Investment Partners XV, Ltd.

        On January 29, 2013 we provided $8,000 of secured second lien financing to TGG Medical Transitory, Inc., a developer of technologies for extracorporeal photopheresis treatments.

        On January 31, 2013, we funded an acquisition of the subsidiaries of Nationwide Acceptance Corporation, which operate a specialty finance business based in Chicago, Illinois, a $25,151 of combined debt and equity financing.

        On February 4, 2013, we received a distribution of $3,250 related to our investment in NRG Manufacturing, Inc., for which we realized a gain of the same amount. This is a partial release of the total amounts held in escrow with a fair value of $8,070 as of December 31, 2012.

        On February 5, 2013, we made a secured debt investment of $2,000 in Healogics, Inc., a provider of outpatient wound care management services located in Jacksonville, Florida. On the same day we fully exited the deal and realized a gain of $60 on this investment.

        On February 7, 2013, we announced the declaration of monthly dividends in the following amounts and with the following dates:

  •
  $0.110050 per share for February 2013 to holders of record on February 28, 2013 with a payment date of March 21, 2013;

  •
  $0.110075 per share for March 2013 to holders of record on March 29, 2013 with a payment date of April 18, 2013; and

  •
  $0.110100 per share for April 2013 to holders of record on April 30, 2013 with a payment date of May 23, 2013.

        On February 13, 2013, we made an investment of $35,000 to purchase 50.34% of the subordinated notes in Galaxy XV CLO, Ltd.

        On February 14, 2013, we made a $2,000 secured first-lien debt investment in JGWPT Holdings, LLC, the parent holding company of JG Wentworth, the largest purchaser of structured settlement and annuity payments in the United States.

        On February 14, 2013, we provided $15,000 of senior secured financing to Speedy Group Holdings Corp., a leading provider of short-term loans and financial services in the United States, the United Kingdom and Canada.

        On February 15, 2013, we made a $6,000 secured second-lien debt investment in SESAC HoldCo II LLC, a performing rights organization based in Nashville, TN.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2012

(Unaudited)

(In thousands, except share and per share data)

Note 16. Subsequent Events (Continued)

        On February 21, 2013, we provided $47,000 of senior secured first-lien financing to support the acquisition of a leading owner and operator of dialysis stations.

        On February 25, 2013, we made a $10,000 secured second lien loan and a $2,000 secured first-lien debt investment in TNS, Inc., an international data communications company that provides networking, data communications and other value added services. On the same day we sold the $2,000 secured first lien debt instrument and realized a gain of $20 on this investment.

        On March 1, 2013, we made a $70,000 secured term loan investment in a subsidiary of Cinedigm Digital Cinema Corp., the leading provider of digital cinema services, software and content marketing and distribution.

        On March 6, 2013, we purchased an additional $5,000 of secured second-lien financing in a leading global infrastructure software company.

        On March 7, 2013, we made a secured second-lien follow-on investment of $60,000 to support the recapitalization of a national distributor of hunting, outdoor, marine and tackle products.

        During the period from February 11, 2013 to March 7, 2013 (with settlement dates from February 14, 2013 to March 12, 2013), we sold 7,402,325 shares of our common stock at an average price of $11.23 per share, and raised $83,095 of gross proceeds, under the ATM Program. Net proceeds were $82,064 net of commissions to the broker-dealer on shares sold and offering costs.

$3,000,000,000

PROSPECT CAPITAL CORPORATION

Common Stock
Preferred Stock
Debt Securities
Subscription Rights
Warrants
Units

         We may offer, from time to time, in one or more offerings or series, together or separately, up to $3,000,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase our securities, warrants representing rights to purchase our securities or separately tradeable units combining two or more of our securities, collectively, the Securities, to provide us with additional capital. Securities may be offered at prices and on terms to be disclosed in one or more supplements to this prospectus. You should read this prospectus and the applicable prospectus supplement carefully before you invest in our Securities.

         We may offer shares of common stock, subscription rights, units, warrants, options or rights to acquire shares of common stock, at a discount to net asset value per share in certain circumstances. Sales of common stock at prices below net asset value per share dilute the interests of existing stockholders, have the effect of reducing our net asset value per share and may reduce our market price per share. At our 2011 annual meeting, held on December 8, 2011, subject to the condition that the maximum number of shares salable below net asset value pursuant to this authority in any particular offering that could result in such dilution is limited to 25% of our then outstanding common stock immediately prior to each such offering, our stockholders approved our ability to sell or otherwise issue shares of our common stock at any level of discount from net asset value per share for a twelve month period expiring on the anniversary of the date of stockholder approval. We are currently seeking stockholder approval at our 2012 annual meeting, to be held on December 7, 2012, to continue for an additional year our ability to issue shares of common stock below net asset value, subject to the condition that the maximum number of shares salable below net asset value pursuant to this authority in any particular offering that could result in such dilution is limited to 25% of our then outstanding common stock immediately prior to each such offering.

         Our Securities may be offered directly to one or more purchasers, or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will identify any agents, underwriters or dealers involved in the sale of our Securities, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents, underwriters or dealers, or the basis upon which such amount may be calculated. See "Plan of Distribution." We may not sell any of our Securities through agents, underwriters or dealers without delivery of the prospectus and a prospectus supplement describing the method and terms of the offering of such Securities. Our common stock is traded on The NASDAQ Global Select Market under the symbol "PSEC." As of October 25, 2012, the last reported sales price for our common stock was $11.93.

         Prospect Capital Corporation, or the Company, is a company that lends to and invests in middle market privately-held companies. Prospect Capital Corporation, a Maryland corporation, has been organized as a closed-end investment company since April 13, 2004 and has filed an election to be treated as a business development company under the Investment Company Act of 1940, as amended, or the 1940 Act, and is a non-diversified investment company within the meaning of the 1940 Act.

         Prospect Capital Management LLC, our investment adviser, manages our investments and Prospect Administration LLC, our administrator, provides the administrative services necessary for us to operate.

         Investing in our Securities involves a heightened risk of total loss of investment. Before buying any Securities, you should read the discussion of the material risks of investing in our Securities in "Risk Factors" beginning on page 11 of this prospectus.

         This prospectus contains important information about us that you should know before investing in our Securities. Please read it before making an investment decision and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission, or the SEC. You may make inquiries or obtain this information free of charge by writing to Prospect Capital Corporation at 10 East 40th Street, 44th Floor, New York, NY 10016, or by calling 212-448-0702. Our Internet address is http://www.prospectstreet.com. Information contained on our website is not incorporated by reference into this prospectus and you should not consider information contained on our website to be a part of this prospectus. You may also obtain information about us from our website and the SEC's website (http://www.sec.gov).

         The SEC has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

         This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

The date of this Prospectus is October 29, 2012.

i

ABOUT THIS PROSPECTUS

        This prospectus is part of a registration statement that we have filed with the SEC, using the "shelf" registration process. Under the shelf registration process, we may offer, from time to time on a delayed basis, up to $3,000,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our securities, warrants representing rights to purchase our securities or separately tradeable units combining two or more of our securities, on the terms to be determined at the time of the offering. The Securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the Securities that we may offer. Each time we use this prospectus to offer Securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and any prospectus supplement together with any exhibits and the additional information described under the heading "Available Information" and the section under the heading "Risk Factors" before you make an investment decision.

PROSPECTUS SUMMARY

        The following summary contains basic information about this offering. It does not contain all the information that may be important to an investor. For a more complete understanding of this offering, we encourage you to read this entire document and the documents to which we have referred.

        Information contained or incorporated by reference in this prospectus may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, which are statements about the future that may be identified by the use of forward-looking terminology such as "may," "will," "expect," "intend," "plans," "anticipate," "estimate" or "continue" or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements do not meet the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act of 1933, as amended, or the Securities Act. The matters described in "Risk Factors" and certain other factors noted throughout this prospectus and in any exhibits to the registration statement of which this prospectus is a part, constitute cautionary statements identifying important factors with respect to any such forward-looking statements, including certain risks and uncertainties, that could cause actual results to differ materially from those in such forward-looking statements. The Company reminds all investors that no forward-looking statement can be relied upon as an accurate or even mostly accurate forecast because humans cannot forecast the future.

        The terms "we," "us," "our," "Prospect," and "Company" refer to Prospect Capital Corporation; "Prospect Capital Management" or the "Investment Adviser" refers to Prospect Capital Management LLC, our investment adviser; and "Prospect Administration" or the "Administrator" refers to Prospect Administration LLC, our administrator.

The Company

        We are a financial services company that lends to and invests in middle market privately-held companies. In this prospectus, we use the term "middle-market" to refer to companies typically with annual revenues between $50 million and $2 billion.

        From our inception to the fiscal year ended June 30, 2007, we invested primarily in industries related to the industrial/energy economy, which consists of companies in the discovery, production, transportation, storage and use of energy resources as well as companies that sell products and services to, or acquire products and services from, these companies. Since then, we have widened our strategy to focus on other sectors of the economy and continue to broaden our portfolio holdings.

        We have been organized as a closed-end investment company since April 13, 2004 and have filed an election to be treated as a business development company under the 1940 Act. We are a non-diversified company within the meaning of the 1940 Act. Our headquarters are located at 10 East 40th Street, 44th Floor, New York, NY 10016, and our telephone number is (212) 448-0702.

The Investment Adviser

        Prospect Capital Management, an affiliate of the Company, manages our investment activities. Prospect Capital Management is an investment adviser that has been registered under the Investment Advisers Act of 1940, or the Advisers Act, since March 31, 2004. Under an investment advisory and management agreement between us and Prospect Capital Management, or the Investment Advisory Agreement, we have agreed to pay Prospect Capital Management investment advisory fees, which will consist of an annual base management fee based on our gross assets, which we define as total assets without deduction for any liabilities (and, accordingly, includes the value of assets acquired with proceeds from borrowings), as well as a two-part incentive fee based on our performance.

Our Investment Objective and Policies

        Our investment objective is to generate both current income and long-term capital appreciation through debt and equity investments. We focus on making investments in private companies. We are a non-diversified company within the meaning of the 1940 Act.

        We invest primarily in first and second lien senior loans and mezzanine debt, which in some cases includes an equity component. First and second lien senior loans generally are senior debt instruments that rank ahead of subordinated debt of a given portfolio company. These loans also have the benefit of security interests on the assets of the portfolio company, which may rank ahead of or be junior to other security interests. Mezzanine debt is subordinated to senior loans and is generally unsecured. Our investments have generally ranged between $5 million and $75 million each, although the investment size may be more or less than this range. Our investment sizes are expected to grow as our capital base expands.

        We also acquire controlling interests in companies in conjunction with making secured debt investments in such companies. In most cases, companies in which we invest are privately held at the time we invest in them. We refer to these companies as "target" or "middle market" companies and these investments as "middle market investments."

The Offering

        We may offer, from time to time, in one or more offerings or series, together or separately, up to $3,000,000,000 of our Securities, which we expect to use initially to maintain balance sheet liquidity, involving repayment of debt under our credit facility, investment in high quality short-term debt instruments or a combination thereof, and thereafter to make long-term investments in accordance with our investment objectives.

        Our Securities may be offered directly to one or more purchasers, through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to a particular offering will disclose the terms of that offering, including the name or names of any agents, underwriters or dealers involved in the sale of our Securities by us, the purchase price, and any fee, commission or discount arrangement between us and our agents, underwriters or dealers, or the basis upon which such amount may be calculated. See "Plan of Distribution." We may not sell any of our Securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our Securities.

        We may sell our common stock, subscription rights, units, warrants, options or rights to acquire our common stock, at a price below the current net asset value of our common stock upon approval of our directors, including a majority of our independent directors, in certain circumstances. Our stockholders approved our ability to issue warrants, options or rights to acquire our common stock at our 2008 annual meeting of stockholders for an unlimited time period and in accordance with the 1940 Act which provides that the conversion or exercise price of such warrants, options or rights may be less than net asset value per share at the date such securities are issued or at the date such securities are converted into or exercised for shares of our common stock. At our 2011 annual meeting, held on December 8, 2011, subject to the condition that the maximum number of shares salable below net asset value pursuant to this authority in any particular offering that could result in such dilution is limited to 25% of our then outstanding common stock immediately prior to each such offering, our stockholders approved our ability to sell or otherwise issue shares of our common stock at any level of discount from net asset value per share for a twelve month period expiring on the anniversary of the date of the stockholder approval. We are currently seeking stockholder approval at our 2012 annual meeting, to be held on December 7, 2012, to continue for an additional year our ability to issue shares of common stock below net asset value, subject to the condition that the maximum number of shares salable below net asset value pursuant to this authority in any particular offering that could result in such dilution is limited to 25% of our then outstanding common stock immediately prior to each such offering. See "Sales of Common Stock Below Net Asset Value" in this prospectus and in the prospectus supplement, if applicable. Sales of common stock at prices below net asset value per share dilute the interests of existing stockholders, have the effect of reducing our net asset value per share and may reduce our market price per share. We have no current intention of engaging in a rights offering, although we reserve the right to do so in the future.

        Set forth below is additional information regarding the offering of our Securities:

Use of proceeds	Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from selling Securities pursuant to this prospectus initially to maintain balance sheet liquidity, involving repayment of debt under our credit facility, if any, investments in high quality short-term debt instruments or a combination thereof, and thereafter to make long-term investments in accordance with our investment objective. Interest on borrowings under the credit facility is one-month LIBOR plus 275 basis points, with no minimum LIBOR floor. Additionally, the lenders charge a fee on the unused portion of the credit facility equal to either 50 basis points if at least half of the credit facility is drawn or 100 basis points otherwise. See "Use of Proceeds."
Distributions

In June 2010, our Board of Directors approved a change in dividend policy from quarterly distributions to monthly distributions. Since that time, we have paid monthly distributions to the holders of our common stock and generally intend to continue to do so. The amount of the monthly distributions is determined by our Board of Directors and is based on our estimate of our investment company taxable income and net short-term capital gains. Certain amounts of the monthly distributions may from time to time be paid out of our capital rather than from earnings for the month as a result of our deliberate planning or accounting reclassifications. Distributions in excess of our current or accumulated earnings or profits constitute a return of capital and will reduce the stockholder's adjusted tax basis in such stockholder's common stock. A return of capital (1) is a return of the original amount invested, (2) does not constitute earnings or profits and (3) while such returns are initially tax free, they will have the effect of reducing the basis such that when a stockholder sells its shares, it may be subject to additional tax even if the shares are sold for less than the original purchase price. After the adjusted basis is reduced to zero, these distributions will constitute capital gains to such stockholders. Certain additional amounts may be deemed as distributed to stockholders for income tax purposes. Other types of Securities will likely pay distributions in accordance with their terms. See "Price Range of Common Stock," "Distributions" and "Material U.S. Federal Income Tax Considerations."

Taxation

We have qualified and elected to be treated for U.S. federal income tax purposes as a regulated investment company, or a RIC, under Subchapter M of the Internal Revenue Code of 1986, or the Code. As a RIC, we generally do not have to pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To maintain our qualification as a RIC and obtain RIC tax treatment, we must satisfy certain source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See "Distributions" and "Material U.S. Federal Income Tax Considerations."

Dividend reinvestment plan

We have a dividend reinvestment plan for our stockholders. This is an "opt out" dividend reinvestment plan. As a result, when we declare a dividend, the dividends are automatically reinvested in additional shares of our common stock, unless a stockholder specifically "opts out" of the dividend reinvestment plan so as to receive cash dividends. Stockholders who receive distributions in the form of stock are subject to the same U.S. federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See "Dividend Reinvestment Plan."

The NASDAQ Global Select Market Symbol	PSEC
Anti-takeover provisions

Our charter and bylaws, as well as certain statutory and regulatory requirements, contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price of our common stock. See "Description Of Our Capital Stock."

Management arrangements

Prospect Capital Management serves as our investment adviser. Prospect Administration serves as our administrator. For a description of Prospect Capital Management, Prospect Administration and our contractual arrangements with these companies, see "Business—Management Services—Investment Advisory Agreement," and "Business— Management Services—Administration Agreement."

Risk factors

Investment in our Securities involves certain risks relating to our structure and investment objective that should be considered by prospective purchasers of our Securities. In addition, as a business development company, our portfolio primarily includes securities issued by privately-held companies. These investments generally involve a high degree of business and financial risk, and are less liquid than public securities. We are required to mark the carrying value of our investments to fair value on a quarterly basis, and economic events, market conditions and events affecting individual portfolio companies can result in quarter-to-quarter mark-downs and mark-ups of the value of individual investments that collectively can materially affect our net asset value, or NAV. Also, our determinations of fair value of privately-held securities may differ materially from the values that would exist if there was a ready market for these investments. A large number of entities compete for the same kind of investment opportunities as we do. Moreover, our business requires a substantial amount of capital to operate and to grow and we seek additional capital from external sources. In addition, the failure to qualify as a RIC eligible for pass-through tax treatment under the Code on income distributed to stockholders could have a materially adverse effect on the total return, if any, obtainable from an investment in our Securities. See "Risk Factors" and the other information included in this prospectus for a discussion of factors you should carefully consider before deciding to invest in our Securities.

Plan of distribution

We may offer, from time to time, up to $3,000,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our securities, warrants representing rights to purchase our securities or separately tradeable units combining two or more of our securities on the terms to be determined at the time of the offering. Securities may be offered at prices and on terms described in one or more supplements to this prospectus directly to one or more purchasers, through agents designated from time to time by us, or to or through underwriters or dealers. The supplement to this prospectus relating to the offering will identify any agents or underwriters involved in the sale of our Securities, and will set forth any applicable purchase price, fee and commission or discount arrangement or the basis upon which such amount may be calculated. We may not sell Securities pursuant to this prospectus without delivering a prospectus supplement describing the method and terms of the offering of such Securities. For more information, see "Plan of Distribution."

Fees and Expenses

        The following tables are intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. In these tables, we assume that we have borrowed $1.351 billion. We do not intend to issue preferred stock during the year. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by "you" or "us" or that "we" will pay fees or expenses, the Company will pay such fees and expenses out of our net assets and, consequently, you will indirectly bear such fees or expenses as an investor in the

Company. However, you will not be required to deliver any money or otherwise bear personal liability or responsibility for such fees or expenses.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)(1)	3.00%
Offering expenses borne by the Company (as a percentage of offering price)(2)	0.20%
Dividend reinvestment plan expenses(3)	None
Total stockholder transaction expenses (as a percentage of offering price)(4)	3.20%
Annual expenses (as a percentage of net assets attributable to common stock)(4):
Management fees(5)	3.63%
Incentive fees payable under Investment Advisory Agreement (20% of realized capital gains and 20% of pre-incentive fee net investment income)(6)	3.09%

Total advisory fees	6.72%

Total interest expense(7)	4.30%
Acquired Fund Fees and Expenses(8)	0.01%
Other expenses(9)	1.43%

Total annual expenses(6)(9)	12.46%

Example

        The following table demonstrates the projected dollar amount of cumulative expenses we would pay out of net assets and that you would indirectly bear over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have borrowed $1.351 billion, that our annual operating expenses would remain at the levels set forth in the table above and that we would pay the costs shown in the table above.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$102.68	$239.20	$369.51	$669.92

        While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The income incentive fee under our Investment Advisory Agreement with Prospect Capital Management is unlikely to be material assuming a 5% annual return and is not included in the example. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our distributions to our common stockholders and our expenses would likely be higher. In addition, while the example assumes reinvestment of all dividends and other distributions at NAV, participants in our dividend reinvestment plan will receive a number of shares of our common stock determined by dividing the total dollar amount of the distribution payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the distribution. See "Dividend Reinvestment Plan" for additional information regarding our dividend reinvestment plan.

        This example and the expenses in the table above should not be considered a representation of our future expenses. Actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

(1)
In the event that the Securities to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the estimated applicable sales load.

(2)
The related prospectus supplement will disclose the estimated amount of offering expenses, the offering price and the estimated offering expenses borne by us as a percentage of the offering price.

(3)
The expenses of the dividend reinvestment plan are included in "other expenses."

(4)
The related prospectus supplement will disclose the offering price and the total stockholder transaction expenses as a percentage of the offering price.

(5)
Our base management fee is 2% of our gross assets (which include any amount borrowed, i.e., total assets without deduction for any liabilities, including any borrowed amounts for non-investment purposes, for which purpose we have not and have no intention of borrowing). Although we have no intent to borrow the entire amount available under our line of credit, assuming that we borrowed $1.351 billion, the 2% management fee of gross assets equals approximately 3.62% of net assets. Based on our borrowings as of October 25, 2012 of $853.2 million, the 2% management fee of gross assets equals approximately 2.97% of net assets. See "Business— Management Services—Investment Advisory Agreement" and footnote 6 below.

(6)
Based on the incentive fee paid during our fiscal year ended June 30, 2012, all of which consisted of an income incentive fee. The capital gain incentive fee is paid without regard to pre-incentive fee income. For a more detailed discussion of the calculation of the two-part incentive fee, see "Management Services—Investment Advisory Agreement" in this prospectus.

(7)
On December 21, 2010, the Company issued $150 million in aggregate principal amount of 6.25% Convertible Senior Notes due 2015, which we refer to as the 2015 Notes. See "Business—General" and "Risk Factors—Risks Related to our Business" for more detail on the 2015 Notes. On February 18, 2011, the Company issued $172.5 million in aggregate principal amount of 5.5% Convertible Senior Notes due 2016, which we refer to as the 2016 Notes. See "Business—General" and "Risk Factors—Risks Related to our Business" for more detail on the 2016 Notes. On April 16, 2012, the Company issued $130 million in aggregate principal amount of 5.375% Convertible Senior Notes due 2017, which we refer to as the 2017 Notes. On August 14, 2012, the Company issued $200 million aggregate principal amount of 5.75% Convertible Senior Notes due 2018, which we refer to as the 2018 Notes. The 2015 Notes, 2016 Notes, 2017 Notes and 2018 Notes are referred to collectively as the Senior Convertible Notes. On May 1, 2012, the Company issued $100 million in aggregate principal amount of 6.95% Senior Notes due 2022, which we refer to as the 2022 Notes. Since February 2012, the Company issued $95.7 million in aggregate principal amount of our Prospect Capital InterNotes®. The Senior Convertible Notes, the 2022 Notes and the Prospect Capital InterNotes® are referred to collectively as the Notes.

(8)
The Company's stockholders indirectly bear the expenses of underlying investment companies in which the Company invests. This amount includes the fees and expenses of investment companies in which the Company is invested in as of June 30, 2012. When applicable, fees and expenses are based on historic fees and expenses for the investment companies and for those investment companies with little or no operating history, fees and expenses are based on expected fees and expenses stated in the investment companies' prospectus or other similar communication without giving effect to any performance. Future fees and expenses for certain investment companies may be substantially higher or lower because certain fees and expenses are based on the performance of the investment companies, which may fluctuate over time. The amount of the Company's average net assets used in calculating this percentage was based on net assets of approximately $1.512 billion as of June 30, 2012.

(9)
"Other expenses" are based on estimated amounts for the current fiscal year. The amount shown above represents annualized expenses during our three months ended June 30, 2012 representing all of our estimated recurring operating expenses (except fees and expenses reported in other items of this table) that are deducted from our operating income and reflected as expenses in our Statement of Operations. The estimate of our overhead expenses, including payments under an administration agreement with Prospect Administration, or the Administration Agreement, based on our projected allocable portion of overhead and other expenses incurred by Prospect Administration in performing its obligations under the Administration Agreement. "Other expenses" does not include non-recurring expenses. See "Business—Management Services—Administration Agreement."

SELECTED CONDENSED FINANCIAL DATA

        You should read the condensed consolidated financial information below with the Consolidated Financial Statements and notes thereto included in this prospectus. Financial information below for the years ended June 30, 2012, 2011, 2010, 2009 and 2008 has been derived from the financial statements that were audited by our independent registered public accounting firm. Certain reclassifications have been made to the prior period financial information to conform to the current period presentation. See "Management's Discussion and Analysis of Financial Condition and Results of Operations" starting on page 36 for more information.

	For the Year/Period Ended June 30,
	2012	2011	2010	2009	2008
	(in thousands except data relating to shares, per share and number of portfolio companies)
Performance Data:
Interest income	$219,536	$134,454	$86,518	$62,926	$59,033
Dividend income	64,881	15,092	15,366	22,793	12,033
Other income	36,493	19,930	12,675	14,762	8,336

Total investment income	320,910	169,476	114,559	100,481	79,402

Interest and credit facility expenses	(35,836)	(17,598)	(8,382)	(6,161)	(6,318)
Investment advisory expense	(46,671)	(46,051)	(30,727)	(26,705)	(20,199)
Other expenses	(51,719)	(11,606)	(8,260)	(8,452)	(7,772)

Total expenses	(134,226)	(75,255)	(47,369)	(41,318)	(34,289)

Net investment income	186,684	94,221	67,190	59,163	45,113

Realized and unrealized gains (losses)	4,220	24,017	(47,565)	(24,059)	(17,522)

Net increase in net assets from operations	$190,904	$118,238	$19,625	$35,104	$27,591

Per Share Data:
Net increase in net assets from operations(1)	$1.67	$1.38	$0.33	$1.11	$1.17
Distributions declared per share	$(1.22)	$(1.21)	$(1.33)	$(1.62)	$(1.59)
Average weighted shares outstanding for the period	114,394,554	85,978,757	59,429,222	31,559,905	23,626,642
Assets and Liabilities Data:
Investments	$2,094,221	$1,463,010	$748,483	$547,168	$497,530
Other assets	161,303	86,307	84,212	119,857	44,248

Total assets	2,255,524	1,549,317	832,695	667,025	541,778

Amount drawn on credit facility	96,000	84,200	100,300	124,800	91,167
Senior Convertible Notes	447,500	322,500	—	—	—
2022 Notes	100,000	—	—	—	—
InterNotes®	20,638	—	—	—	—
Amount owed to related parties	8,571	7,918	9,300	6,713	6,641
Other liabilities	70,571	20,342	11,671	2,916	14,347

Total liabilities	743,280	434,960	121,271	134,429	112,155

Net assets	$1,511,974	$1,114,357	$711,424	$532,596	$429,623

Investment Activity Data:
No. of portfolio companies at period end	82	72	58	30	29 (2)
Acquisitions	$1,120,659	$953,337	$364,788 (3)	$98,305	$311,947
Sales, repayments, and other disposals	$500,952	$285,562	$136,221	$27,007	$127,212
Weighted-Average Yield at end of period(4)	13.6%	12.8%	16.2%	14.6%	15.5%

(1)
Per share data is based on average weighted shares for the period

(2)
Includes a net profits interest in Charlevoix Energy Trading LLC ("Charlevoix"), remaining after loan was paid.

(3)
Includes $207,126 of acquired portfolio investments acquired from Patriot Capital Funding, LLC.

(4)
Excludes equity investments and non-performing loans.

RISK FACTORS

        Investing in our Securities involves a high degree of risk. You should carefully consider the risks described below, together with all of the other information included in this prospectus, before you decide whether to make an investment in our Securities. The risks set forth below are not the only risks we face. If any of the adverse events or conditions described below occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our NAV, and the trading price of our common stock could decline, or the value of our preferred stock, debt securities, and warrants, if any are outstanding, may decline, and you may lose all or part of your investment.

Risks Relating To Our Business

We may suffer credit losses.

        Investment in small and middle-market companies is highly speculative and involves a high degree of risk of credit loss. These risks are likely to increase during volatile economic periods, such as the US and many other economies have recently been experiencing. See "Risks Related to Our Investments."

Our financial condition and results of operations will depend on our ability to manage our future growth effectively.

        Prospect Capital Management has been registered as an investment adviser since March 31, 2004, and we have been organized as a closed-end investment company since April 13, 2004. Our ability to achieve our investment objective depends on our ability to grow, which depends, in turn, on our Investment Adviser's ability to continue to identify, analyze, invest in and monitor companies that meet our investment criteria. Accomplishing this result on a cost-effective basis is largely a function of our Investment Adviser's structuring of investments, its ability to provide competent, attentive and efficient services to us and our access to financing on acceptable terms. As we continue to grow, Prospect Capital Management will need to continue to hire, train, supervise and manage new employees. Failure to manage our future growth effectively could have a materially adverse effect on our business, financial condition and results of operations.

We are dependent upon Prospect Capital Management's key management personnel for our future success.

        We depend on the diligence, skill and network of business contacts of the senior management of our Investment Adviser. We also depend, to a significant extent, on our Investment Adviser's access to the investment professionals and the information and deal flow generated by these investment professionals in the course of their investment and portfolio management activities. The senior management team of the Investment Adviser evaluates, negotiates, structures, closes, monitors and services our investments. Our success depends to a significant extent on the continued service of the senior management team, particularly John F. Barry III and M. Grier Eliasek. The departure of any of the senior management team could have a materially adverse effect on our ability to achieve our investment objective. In addition, we can offer no assurance that Prospect Capital Management will remain our investment adviser or that we will continue to have access to its investment professionals or its information and deal flow.

We operate in a highly competitive market for investment opportunities.

        A large number of entities compete with us to make the types of investments that we make in target companies. We compete with other business development companies, public and private funds, commercial and investment banks and commercial financing companies. Additionally, because competition for investment opportunities generally has increased among alternative investment vehicles, such as hedge funds, those entities have begun to invest in areas they have not traditionally invested in, including investments in middle-market companies. As a result of these new entrants, competition for investment opportunities at middle-market companies has intensified, a trend we expect to continue.

        Many of our existing and potential competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more or fuller relationships with borrowers and sponsors than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company. We cannot assure you that the competitive pressures we face will not have a materially adverse effect on our business, financial condition and results of operations. Also, as a result of existing and increasing competition and our competitors ability to provide a total package solution, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objective.

        We do not seek to compete primarily based on the interest rates that we offer, and we believe that some of our competitors make loans with interest rates that are comparable to or lower than the rates we offer. We may lose investment opportunities if we do not match our competitors' pricing, terms and structure. If we match our competitors' pricing, terms and structure, we may experience decreased net interest income and increased risk of credit loss.

Most of our portfolio investments are recorded at fair value as determined in good faith by our Board of Directors and, as a result, there is uncertainty as to the value of our portfolio investments.

        A large percentage of our portfolio investments consist of securities of privately held companies. Hence, market quotations are generally not readily available for determining the fair values of such investments. The determination of fair value, and thus the amount of unrealized losses we may incur in any year, is to a degree subjective, and the Investment Adviser has a conflict of interest in making the determination. We value these securities quarterly at fair value as determined in good faith by our Board of Directors based on input from our Investment Adviser, our Administrator, third party independent valuation firms and our audit committee. Our Board of Directors utilizes the services of independent valuation firms to aid it in determining the fair value of any securities. The types of factors that may be considered in determining the fair values of our investments include the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow, current market interest rates and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, the valuations may fluctuate significantly over short periods of time due to changes in current market conditions. The determinations of fair value by our Board of Directors may differ materially from the values that would have been used if an active market and market quotations existed for these investments. Our NAV could be adversely affected if the determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

        In addition, decreases in the market values or fair values of our investments are recorded as unrealized depreciation. Unprecedented declines in prices and liquidity in the corporate debt markets experienced during the recent financial crises resulted in significant net unrealized depreciation in our portfolio in the past. The effect of all of these factors on our portfolio reduced our NAV by increasing net unrealized depreciation in our portfolio. Depending on market conditions, we could incur substantial realized losses and may continue to suffer additional unrealized losses in future periods, which could have a material adverse impact on our business, financial condition and results of operations. We have no policy regarding holding a minimum level of liquid assets. As such, a high percentage of our portfolio generally is not liquid at any given point in time. See "—The lack of liquidity may adversely affect our business."

Senior securities, including debt, expose us to additional risks, including the typical risks associated with leverage and could adversely affect our business, financial condition and results of operations.

        We currently use our revolving credit facility to leverage our portfolio and we expect in the future to borrow from and issue senior debt securities to banks and other lenders and may securitize certain of our portfolio investments. We also have the Notes outstanding, which are a form of leverage and are senior in payment to our common stock.

        With certain limited exceptions, as a business development company, or a BDC, we are only allowed to borrow amounts or otherwise issue senior securities, such that our asset coverage, as defined in the 1940 Act, is at least 200% after such borrowing or other issuance. The amount of leverage that we employ will depend on our Investment Adviser's and our Board of Directors' assessment of market conditions and other factors at the time of any proposed borrowing. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for stockholders, any of which could adversely affect our business, financial condition and results of operations, including the following:

  •
  A likelihood of greater volatility in the net asset value and market price of our common stock;

  •
  Diminished operating flexibility as a result of asset coverage or investment portfolio composition requirements required by lenders or investors that are more stringent than those imposed by the 1940 Act;

  •
  The possibility that investments will have to be liquidated at less than full value or at inopportune times to comply with debt covenants or to pay interest or dividends on the leverage;

  •
  Increased operating expenses due to the cost of leverage, including issuance and servicing costs;

  •
  Convertible or exchangeable securities, such as the Senior Convertible Notes outstanding or those issued in the future, may have rights, preferences and privileges more favorable than those of our common stock;

  •
  Subordination to lenders' superior claims on our assets as a result of which lenders will be able to receive proceeds available in the case of our liquidation before any proceeds are distributed to our stockholders;

  •
  Making it more difficult for us to meet our payment and other obligations under the Notes and our other outstanding debt;

  •
  The occurrence of an event of default if we fail to comply with the financial and/or other restrictive covenants contained in our debt agreements, including the credit agreement and each indenture governing the Notes, which event of default could result in all or some of our debt becoming immediately due and payable;

  •
  Reduced availability of our cash flow to fund investments, acquisitions and other general corporate purposes, and limiting our ability to obtain additional financing for these purposes;

  •
  The risk of increased sensitivity to interest rate increases on our indebtedness with variable interest rates, including borrowings under our amended senior credit facility; and

  •
  Reduced flexibility in planning for, or reacting to, and increasing our vulnerability to, changes in our business, the industry in which we operate and the general economy.

        For example, the amount we may borrow under our revolving credit facility is determined, in part, by the fair value of our investments. If the fair value of our investments declines, we may be forced to sell investments at a loss to maintain compliance with our borrowing limits. Other debt facilities we may enter into in the future may contain similar provisions. Any such forced sales would reduce our

NAV and also make it difficult for the net asset value to recover. Our Investment Adviser and our Board of Directors in their best judgment nevertheless may determine to use leverage if they expect that the benefits to our stockholders of maintaining the leveraged position will outweigh the risks.

        In addition, our ability to meet our payment and other obligations of the Notes and our credit facility depends on our ability to generate significant cash flow in the future. This, to some extent, is subject to general economic, financial, competitive, legislative and regulatory factors as well as other factors that are beyond our control. We cannot assure you that our business will generate cash flow from operations, or that future borrowings will be available to us under our existing credit facility or otherwise, in an amount sufficient to enable us to meet our payment obligations under the Notes and our other debt and to fund other liquidity needs. If we are not able to generate sufficient cash flow to service our debt obligations, we may need to refinance or restructure our debt, including the Notes, sell assets, reduce or delay capital investments, or seek to raise additional capital. If we are unable to implement one or more of these alternatives, we may not be able to meet our payment obligations under the Notes and our other debt.

        Illustration.    The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of interest expense. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below. The calculation assumes (i) $2.6 billion in total assets, (ii) an average cost of funds of 5.93%, (iii) $800 million in debt outstanding and (iv) $1.8 billion of shareholders' equity.

Assumed Return on Our Portfolio (net of expenses)	(10)%	(5)%	0%	5%	10%

Corresponding Return to Stockholder	(17.1)%	(9.9)%	(2.6)%	4.6%	11.8%

        The assumed portfolio return is required by regulation of the SEC and is not a prediction of, and does not represent, our projected or actual performance. Actual returns may be greater or less than those appearing in the table.

The Senior Convertible Notes and the 2022 Notes present other risks to holders of our common stock, including the possibility that such Notes could discourage an acquisition of the Company by a third party and accounting uncertainty.

        Certain provisions of the Senior Convertible Notes and the 2022 Notes could make it more difficult or more expensive for a third party to acquire us. Upon the occurrence of certain transactions constituting a fundamental change, holders of the Senior Convertible Notes and the 2022 Notes will have the right, at their option, to require us to repurchase all of their Senior Convertible Notes and the 2022 Notes or any portion of the principal amount of such Senior Convertible Notes and the 2022 Notes in integral multiples of $1,000, in the case of the Senior Convertible Notes, and $25, in the case of the 2022 Notes. We may also be required to increase the conversion rate or provide for conversion into the acquirer's capital stock in the event of certain fundamental changes with respect to the Senior Convertible Notes. These provisions could discourage an acquisition of us by a third party.

        The accounting for convertible debt securities is subject to frequent scrutiny by the accounting regulatory bodies and is subject to change. We cannot predict if or when any such change could be made and any such change could have an adverse impact on our reported or future financial results. Any such impacts could adversely affect the market price of our common stock.

We fund a portion of our investments with borrowed money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us.

        Borrowings and other types of financing, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities.

Our lenders have fixed dollar claims on our assets that are superior to the claims of our common stockholders or any preferred stockholders. If the value of our assets increases, then leveraging would cause the net asset value to increase more sharply than it would have had we not leveraged. Conversely, if the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any increase in our income in excess of consolidated interest payable on the borrowed funds would cause our net income to increase more than it would without the leverage, while any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make common stock dividend payments. Leverage is generally considered a speculative investment technique.

We may in the future determine to fund a portion of our investments with preferred stock, which would magnify the potential for gain or loss and the risks of investing in us in the same way as our borrowings.

        Preferred stock, which is another form of leverage, has the same risks to our common stockholders as borrowings because the dividends on any preferred stock we issue must be cumulative. Payment of such dividends and repayment of the liquidation preference of such preferred stock must take preference over any dividends or other payments to our common stockholders, and preferred stockholders are not subject to any of our expenses or losses and are not entitled to participate in any income or appreciation in excess of their stated preference.

In addition to regulatory restrictions that restrict our ability to raise capital, our credit facility contains various covenants which, if not complied with, could accelerate repayment under the facility, thereby materially and adversely affecting our liquidity, financial condition and results of operations.

        The agreement governing our credit facility requires us to comply with certain financial and operational covenants. These covenants include:

  •
  restrictions on the level of indebtedness that we are permitted to incur in relation to the value of our assets;

  •
  restrictions on our ability to incur liens; and

  •
  maintenance of a minimum level of stockholders' equity.

        As of October 25, 2012, we were in compliance with these covenants. However, our continued compliance with these covenants depends on many factors, some of which are beyond our control. Accordingly, there are no assurances that we will continue to comply with the covenants in our credit facility. Failure to comply with these covenants would result in a default under this facility which, if we were unable to obtain a waiver from the lenders thereunder, could result in an acceleration of repayments under the facility and thereby have a material adverse impact on our business, financial condition and results of operations.

Failure to extend our existing credit facility, the revolving period of which is currently scheduled to expire on March 27, 2015, could have a material adverse effect on our results of operations and financial position and our ability to pay expenses and make distributions.

        The revolving period for our credit facility with a syndicate of lenders is currently scheduled to terminate on March 27, 2015, with an additional two year amortization period (with distributions allowed) after the completion of the revolving period. During such two year amortization period, all principal payments on the pledged assets will be applied to reduce the balance. At the end of the two year amortization period, the remaining balance will become due, if required by the lenders. If the credit facility is not renewed or extended by the participant banks by March 27, 2015, we will not be able to make further borrowings under the facility after such date and the outstanding principal balance on that date will be due and payable on March 27, 2017. At October 25, 2012 we had $10.0 million of outstanding borrowings under our credit facility. Interest on borrowings under the credit facility is one-month LIBOR plus 275 basis points, with no minimum LIBOR floor. Additionally, the lenders charge a fee on the unused portion of the credit facility equal to either 50 basis points if at least half of the credit facility is drawn or 100 basis points otherwise. The credit facility requires us to pledge assets as collateral in order to borrow under the credit facility. If we are unable to extend our facility or find a new source of borrowing on acceptable terms, we will be required to pay down the amounts outstanding under the facility during the two-year term-out period through one or more of the following: (1) principal collections on our securities pledged under the facility, (2) at our option, interest collections on our securities pledged under the facility and cash collections on our securities not pledged under the facility, or (3) possible liquidation of some or all of our loans and other assets, any of which could have a material adverse effect on our results of operations and financial position and may force us to decrease or stop paying certain expenses and making distributions until the facility is repaid. In addition, our stock price could decline significantly, we would be restricted in our ability to acquire new investments and, in connection with our year-end audit, our independent registered accounting firm could raise an issue as to our ability to continue as a going concern.

Failure to refinance our existing Notes, could have a material adverse effect on our results of operations and financial position.

        Our Notes mature at various dates from December 15, 2015 to November 15, 2022. If we are unable to refinance our Notes or find a new source of borrowing on acceptable terms, we will be required to pay down the amounts outstanding at maturity under the facility during the two-year term-out period through one or more of the following: (1) borrowing additional funds under our then current credit facility, (2) issuance of additional common stock or (3) possible liquidation of some or all of our loans and other assets, any of which could have a material adverse effect on our results of operations and financial position. In addition, our stock price could decline significantly; we would be restricted in our ability to acquire new investments and, in connection with our year-end audit, our independent registered accounting firm could raise an issue as to our ability to continue as a going concern.

Changes in interest rates may affect our cost of capital and net investment income.

        A significant portion of the debt investments we make bears interest at fixed rates and the value of these investments could be negatively affected by increases in market interest rates. In addition, as the interest rate on our revolving credit facility is at a variable rate based on an index, an increase in interest rates would make it more expensive to use debt to finance our investments. As a result, a significant increase in market interest rates could both reduce the value of our portfolio investments and increase our cost of capital, which would reduce our net investment income.

We need to raise additional capital to grow because we must distribute most of our income.

        We need additional capital to fund growth in our investments. A reduction in the availability of new capital could limit our ability to grow. We must distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to our stockholders to maintain our status as a regulated investment company, or RIC, for U.S. federal income tax purposes. As a result, such earnings are not available to fund investment originations. We have sought additional capital by borrowing from financial institutions and may issue debt securities or additional equity securities. If we fail to obtain funds from such sources or from other sources to fund our investments, we could be limited in our ability to grow, which may have an adverse effect on the value of our common stock. In addition, as a business development company, we are generally required to maintain a ratio of total assets to total borrowings and other senior securities of at least 200%, which may restrict our ability to borrow in certain circumstances.

The lack of liquidity in our investments may adversely affect our business.

        We generally make investments in private companies. Substantially all of these securities are subject to legal and other restrictions on resale or are otherwise less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. In addition, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we or our Investment Adviser has material non-public information regarding such portfolio company.

We may experience fluctuations in our quarterly results.

        We could experience fluctuations in our quarterly operating results due to a number of factors, including the interest or dividend rates payable on the debt or equity securities we hold, the default rate on debt securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets, and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Our most recent NAV was calculated as of June 30, 2012 and our NAV when calculated as of September 30, 2012 may be higher or lower.

        Our most recently estimated NAV per share is $10.83 determined by us as of June 30, 2012. NAV per share as of September 30, 2012, may be higher or lower than $10.83 based on potential changes in valuations, issuances of securities and earnings for the quarter then ended. Our Board of Directors has not yet determined the fair value of portfolio investments at any date subsequent to June 30, 2012. Our Board of Directors determines the fair value of our portfolio investments on a quarterly basis in connection with the preparation of quarterly financial statements and based on input from independent valuation firms, our Investment Adviser, our Administrator and the audit committee of our Board of Directors.

Potential conflicts of interest could impact our investment returns.

        Our executive officers and directors, and the executive officers of Prospect Capital Management may serve as officers, directors or principals of entities that operate in the same or related lines of business as we do or of investment funds managed by our affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in our best interests or those of our stockholders. Nevertheless, it is possible that new investment opportunities that meet our investment objective may come to the attention of one of these entities in connection with another investment advisory client or program, and, if so, such opportunity might not be offered, or otherwise made available, to us. However, as an investment adviser, Prospect Capital Management has a fiduciary obligation to act in the best interests of its clients, including us. To that end, if Prospect Capital Management or its affiliates manage any additional investment vehicles or client accounts in the future, Prospect Capital Management will endeavor to allocate investment opportunities in a fair and equitable manner over time so as not to discriminate unfairly against any client. If Prospect Capital Management chooses to establish another investment fund in the future, when the investment professionals of Prospect Capital Management identify an investment, they will have to choose which investment fund should make the investment.

        In the course of our investing activities, under the Investment Advisory Agreement we pay base management and incentive fees to Prospect Capital Management, and reimburse Prospect Capital Management for certain expenses it incurs. As a result of the Investment Advisory Agreement, there may be times when the senior management team of Prospect Capital Management has interests that differ from those of our stockholders, giving rise to a conflict.

        Prospect Capital Management receives a quarterly income incentive fee based, in part, on our pre-incentive fee net investment income, if any, for the immediately preceding calendar quarter. This income incentive fee is subject to a fixed quarterly hurdle rate before providing an income incentive fee return to Prospect Capital Management. This fixed hurdle rate was determined when then current interest rates were relatively low on a historical basis. Thus, if interest rates rise, it would become easier for our investment income to exceed the hurdle rate and, as a result, more likely that Prospect Capital Management will receive an income incentive fee than if interest rates on our investments remained constant or decreased. Subject to the receipt of any requisite stockholder approval under the 1940 Act, our Board of Directors may adjust the hurdle rate by amending the Investment Advisory Agreement.

        The income incentive fee payable by us is computed and paid on income that may include interest that has been accrued but not yet received in cash. If a portfolio company defaults on a loan that has a deferred interest feature, it is possible that interest accrued under such loan that has previously been included in the calculation of the income incentive fee will become uncollectible. If this happens, Prospect Capital Management is not required to reimburse us for any such income incentive fee payments. If we do not have sufficient liquid assets to pay this incentive fee or distributions to stockholders on such accrued income, we may be required to liquidate assets in order to do so. This fee structure could give rise to a conflict of interest for Prospect Capital Management to the extent that it may encourage Prospect Capital Management to favor debt financings that provide for deferred interest, rather than current cash payments of interest.

        We have entered into a royalty-free license agreement with Prospect Capital Management. Under this agreement, Prospect Capital Management agrees to grant us a non-exclusive license to use the name "Prospect Capital." Under the license agreement, we have the right to use the "Prospect Capital" name for so long as Prospect Capital Management or one of its affiliates remains our investment adviser. In addition, we rent office space from Prospect Administration, an affiliate of Prospect Capital Management, and pay Prospect Administration our allocable portion of overhead and other expenses incurred by Prospect Administration in performing its obligations as Administrator under the Administration Agreement, including rent and our allocable portion of the costs of our chief financial officer and chief compliance officer and their respective staffs. This may create conflicts of interest that our Board of Directors monitors.

Our incentive fee could induce Prospect Capital Management to make speculative investments.

        The incentive fee payable by us to Prospect Capital Management may create an incentive for our Investment Adviser to make investments on our behalf that are more speculative or involve more risk than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable is determined (calculated as a percentage of the return on invested capital) may encourage the Investment Adviser to use leverage to increase the return on our investments. Increased use of leverage and this increased risk of replacement of that leverage at maturity, would increase the likelihood of default, which would disfavor holders of our common stock. Similarly, because the Investment Adviser will receive an incentive fee based, in part, upon net capital gains realized on our investments, the Investment Adviser may invest more than would otherwise be appropriate in companies whose securities are likely to yield capital gains, as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

        The incentive fee payable by us to Prospect Capital Management could create an incentive for our Investment Adviser to invest on our behalf in instruments, such as zero coupon bonds, that have a deferred interest feature. Under these investments, we would accrue interest income over the life of the investment but would not receive payments in cash on the investment until the end of the term. Our net investment income used to calculate the income incentive fee, however, includes accrued interest.

For example, accrued interest, if any, on our investments in zero coupon bonds will be included in the calculation of our incentive fee, even though we will not receive any cash interest payments in respect of payment on the bond until its maturity date. Thus, a portion of this incentive fee would be based on income that we may not have yet received in cash in the event of default may never receive.

We may be obligated to pay our investment adviser incentive compensation even if we incur a loss.

        Our investment adviser is entitled to incentive compensation for each fiscal quarter based, in part, on our pre-incentive fee net investment income if any, for the immediately preceding calendar quarter above a performance threshold for that quarter. Accordingly, since the performance threshold is based on a percentage of our net asset value, decreases in our net asset value make it easier to achieve the performance threshold. Our pre-incentive fee net investment income for incentive compensation purposes excludes realized and unrealized capital losses or depreciation that we may incur in the fiscal quarter, even if such capital losses or depreciation result in a net loss on our statement of operations for that quarter. Thus, we may be required to pay Prospect Capital Management incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or we incur a net loss for that quarter.

Changes in the laws or regulations governing our business or the businesses of our portfolio companies and any failure by us or our portfolio companies to comply with these laws or regulations, could negatively affect the profitability of our operations or of our portfolio companies.

        We are subject to changing rules and regulations of federal and state governments, as well as the stock exchange on which our common stock is listed. These entities, including the Public Company Accounting Oversight Board, the SEC and The NASDAQ Global Select Market, have issued a significant number of new and increasingly complex requirements and regulations over the course of the last several years and continue to develop additional regulations. In particular, changes in the laws or regulations or the interpretations of the laws and regulations that govern BDCs, RICs or non-depository commercial lenders could significantly affect our operations and our cost of doing business. We are subject to federal, state and local laws and regulations and are subject to judicial and administrative decisions that affect our operations, including our loan originations, maximum interest rates, fees and other charges, disclosures to portfolio companies, the terms of secured transactions, collection and foreclosure procedures and other trade practices. If these laws, regulations or decisions change, or if we expand our business into jurisdictions that have adopted more stringent requirements than those in which we currently conduct business, we may have to incur significant expenses in order to comply, or we might have to restrict our operations. In addition, if we do not comply with applicable laws, regulations and decisions, we may lose licenses needed for the conduct of our business and be subject to civil fines and criminal penalties, any of which could have a material adverse effect upon our business, financial condition and results of operations.

Foreign and domestic political risk may adversely affect our business.

        We are exposed to political risk to the extent that Prospect Capital Management, on its behalf and subject to its investment guidelines, transacts in securities in the U.S. and foreign markets. The governments in any of these jurisdictions could impose restrictions, regulations or other measures, which may have a material adverse impact on our strategy.

Capital markets have been in a period of disruption and instability for an extended period of time. These market conditions have materially and adversely affected debt and equity capital markets in the United States and abroad, which have had, and may in the future have, a negative impact on our business and operations.

        The U.S. and foreign capital markets have been in a period of disruption for an extended period of time as evidenced by a lack of liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of certain major financial institutions. Despite actions of the United States federal government and foreign governments, these events contributed to worsening general economic conditions that materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular. While these conditions appear to be improving, they could continue for a prolonged period of time or worsen in the future. In addition, while these conditions persist, we and other companies in the financial services sector may have to access, if available, alternative markets for debt and equity capital in order to grow. Equity capital may be difficult to raise because subject to some limited exceptions, as a business development company, we are generally not able to issue additional shares of our common stock at a price less than net asset value without first obtaining approval for such issuance from our stockholders and our independent directors. At our annual meeting of stockholders held on December 8, 2011, subject to the condition that the maximum number of shares salable below net asset value pursuant to this authority in any particular offering that could result in such dilution is limited to 25% of our then outstanding common stock immediately prior to each such offering, our stockholders approved our ability to sell or otherwise issue shares of our common stock at a price below its then current net asset value per share for a twelve month period expiring on the anniversary of the date of stockholder approval. In addition, our ability to incur indebtedness or issue other senior securities (including by issuing preferred stock) is limited by applicable regulations such that our asset coverage, as defined in the 1940 Act, must equal at least 200% immediately after each time we incur indebtedness or issue other senior securities. The debt capital that will be available, if at all, may be at a higher cost and on less favorable terms and conditions in the future. Any inability to raise capital could have a negative effect on our business, financial condition and results of operations.

        Moreover, recent market conditions have made, and may in the future make, it difficult to extend the maturity of or refinance our existing indebtedness for borrowed money and any failure to do so could have a material adverse effect on our business. The illiquidity of our investments may make it difficult for us to sell such investments if required. As a result, we may realize significantly less than the value at which we have recorded our investments.

        Given the recent extreme volatility and dislocation in the capital markets, many business development companies have faced, and may in the future face, a challenging environment in which to raise capital. Recent significant changes in the capital markets affecting our ability to raise capital have affected the pace of our investment activity. In addition, significant changes in the capital markets, including the recent extreme volatility and disruption, has had, and may in the future have, a negative effect on the valuations of our investments and on the potential for liquidity events involving our investments. An inability to raise capital, and any required sale of our investments for liquidity purposes, could have a material adverse impact on our business, financial condition or results of operations.

The instability in the financial markets has led the U.S. federal government to take a number of unprecedented actions and pass legislation designed to regulate and support certain financial institutions and numerous segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity.

        On July 21, 2010, the President signed into law major financial services reform legislation in the form of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act").

The Dodd-Frank Act, among other things, grants regulatory authorities such as the Commodity Futures Trading Commission ("CFTC") and SEC broad rulemaking authority to implement various provisions of the Dodd-Frank Act, including comprehensive regulation of the over-the-counter derivatives market. The regulations adopted to date by these regulators have not had a material adverse effect on our business. However, several significant rulemaking initiatives have not been completed and these could have the effect of reducing liquidity or otherwise adversely affecting us or our investments. There can be no assurance that future regulatory actions authorized by the Dodd-Frank Act will not significantly reduce our profitability. The implementation of the Dodd-Frank Act could also adversely affect us by increasing transaction and/or regulatory compliance costs. In addition, greater regulatory scrutiny may increase our exposure to potential liabilities. Increased regulatory oversight can also impose administrative burdens on us and on PCM, including, without limitation, responding to examinations or investigations and implementing new policies and procedures.

        Additionally, federal, state, foreign and other governments, their regulatory agencies or self regulatory organizations may take actions that affect the regulation of the securities in which we invest, or the issuers of such securities, in ways that are unforeseeable. Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of our portfolio companies. Furthermore, volatile financial markets can expose us to greater market and liquidity risk and potential difficulty in valuing securities.

        At any time after the date of this prospectus, legislation may be enacted that could negatively affect us or our portfolio companies. Changing approaches to regulation may have a negative impact on the entities in which we invest. Legislation or regulation may also change the way in which we are regulated. There can be no assurance that the Dodd-Frank Act or any future legislation, regulation or deregulation will not have a material adverse effect on us or will not impair our ability to achieve our investment objective.

The recent downgrade of the U.S. credit rating and uncertainty about the financial stability of several countries in the European Union ("EU") could have a significant adverse effect on our business, results of operations and financial condition.

        Due to long-term federal budget deficit concerns, on August 5, 2011 S&P downgraded the federal government's credit rating from AAA to AA+ for the first time in history. This downgrade could lead to subsequent downgrades by S&P, as well as to downgrades by the other two major credit rating agencies, Moody's and Fitch Ratings. These developments, and the government's credit concerns in general, could cause interest rates and borrowing costs to rise, which may negatively impact both the perception of credit risk associated with our debt portfolio and our ability to access the debt markets on favorable terms. In addition, a decreased credit rating could create broader financial turmoil and uncertainty, which may weigh heavily on our stock price and our financial performance.

        In 2010, a financial crisis emerged in Europe, triggered by high budget deficits and rising direct and contingent sovereign debt in Greece, Ireland, Italy, Portugal and Spain, which created concerns about the ability of these EU "peripheral nations" to continue to service their sovereign debt obligations. Despite assistance packages to Greece, Ireland and Portugal, the creation of a joint EU-IMF European Financial Stability Facility in May 2010, and a recently announced plan to expand financial assistance to Greece, uncertainty over the outcome of the EU governments' financial support programs and worries about sovereign finances persist. Risks and ongoing concerns about the debt crisis in Europe could have a detrimental impact on the global economic recovery, sovereign and non-sovereign debt in these countries and the financial condition of European financial institutions. Market and economic disruptions have affected, and may continue to affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer debt and home prices, among other factors. There can be no assurance that the market disruptions in Europe, including the increased cost of funding for certain governments and financial institutions, will not spread, nor can there be any assurance that future assistance packages will be available or, even if provided, will be sufficient to stabilize the affected countries and markets in Europe or elsewhere. To the extent uncertainty regarding the economic recovery continues to negatively impact consumer confidence and consumer credit factors, our business and results of operations could be significantly and adversely affected.

Risks Relating To Our Operation As A Business Development Company

A failure on our part to maintain our status as a business development company would significantly reduce our operating flexibility.

        If we do not continue to qualify as a business development company, we might be regulated as a registered closed-end investment company under the 1940 Act; our failure to qualify as a BDC would make us subject to additional regulatory requirements, which may significantly decrease our operating flexibility by limiting our ability to employ leverage and issue common stock.

If we fail to qualify as a RIC, we will have to pay corporate-level taxes on our income, and our income available for distribution would be reduced.

        To maintain our qualification for U.S. federal income tax purposes as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code, and obtain RIC tax treatment, we must meet certain source of income, asset diversification and annual distribution requirements.

        The source of income requirement is satisfied if we derive at least 90% of our annual gross income from interest, dividends, payments with respect to certain securities loans, gains from the sale or other disposition of securities or options thereon or foreign currencies, or other income derived with respect to our business of investing in such securities or currencies, and net income from interests in "qualified publicly traded partnerships," as defined in the Code.

        The annual distribution requirement for a RIC is satisfied if we distribute at least 90% of our ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to our stockholders on an annual basis. Because we use debt financing, we are subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants that could, under certain circumstances, restrict us from making distributions necessary to qualify for RIC tax treatment. If we are unable to obtain cash from other sources, we may fail to qualify for RIC tax treatment and, thus, may be subject to corporate-level income tax on all of our taxable income.

        To maintain our qualification as a RIC, we must also meet certain asset diversification requirements at the end of each quarter of our taxable year. Failure to meet these tests may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments are in private companies, any such dispositions could be made at disadvantageous prices and may result in substantial losses.

        If we fail to qualify as a RIC for any reason or become subject to corporate income tax, the resulting corporate taxes would substantially reduce our net assets, the amount of income available for distribution, and the actual amount of our distributions. Such a failure would have a materially adverse effect on us and our stockholders. For additional information regarding asset coverage ratio and RIC requirements, see "Regulation—Senior Securities" and "Material U.S. Federal Income Tax Considerations".

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

        For U.S. federal income tax purposes, we include in income certain amounts that we have not yet received in cash, such as original issue discount or payment-in-kind interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Such amounts could be significant relative to our overall investment activities. We also may be required to include in taxable income certain other amounts that we do not receive in cash. While we focus primarily on investments that will generate a current cash return, our investment portfolio currently includes, and we may continue to invest in, securities that do not pay some or all of their return in periodic current cash distributions.

        The income incentive fee payable by us is computed and paid on income that may include interest that has been accrued but not yet received in cash. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the income incentive fee will become uncollectible.

        Since in some cases we may recognize taxable income before or without receiving cash representing such income, we may have difficulty distributing at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, as required to maintain RIC tax treatment. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify for RIC treatment and thus become subject to corporate-level income tax. See "Regulation—Senior Securities" and "Material U.S. Federal Income Tax Considerations".

Regulations governing our operation as a business development company affect our ability to raise, and the way in which we raise, additional capital.

        We have incurred indebtedness under our revolving credit facility and through the issuance of the Notes and, in the future, may issue preferred stock and/or borrow additional money from banks or other financial institutions, which we refer to collectively as "senior securities," up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we are permitted, as a BDC, to incur indebtedness or issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test, which would prohibit us from paying dividends and could prohibit us from qualifying as a RIC. If we cannot satisfy this test, we may be required to sell a portion of our investments or sell additional shares of common stock at a time when such sales may be disadvantageous in order to repay a portion of our indebtedness. In addition, issuance of additional common stock could dilute the percentage ownership of our current stockholders in us.

        As a BDC regulated under provisions of the 1940 Act, we are not generally able to issue and sell our common stock at a price below the current net asset value per share without stockholder approval. If our common stock trades at a discount to net asset value, this restriction could adversely affect our ability to raise capital. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the current net asset value of our common stock in certain circumstances, including if (i)(1) the holders of a majority of our shares (or, if less, at least 67% of a quorum consisting of a majority of our shares) and a similar majority of the holders of our shares who are not affiliated persons of us approve the sale of our common stock at a price that is less than the current net asset value, and (2) a majority of our Directors who have no financial interest in the transaction and a majority of our independent Directors (a) determine that such sale is in our and our stockholders' best interests and (b) in consultation with any underwriter or underwriters of the offering, make a good faith determination as of a time either immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares, or immediately prior to the issuance of such shares, that the price at which such shares are to be sold is not less than a price which closely approximates the market value of such shares, less any distributing commission or discount or if (ii) a majority of the number of the beneficial holders of our common stock entitled to vote at our annual meeting, without regard to whether a majority of such shares are voted in favor of the proposal, approve the sale of our common stock at a price that is less than the current net asset value per share. At our 2011 annual meeting of stockholders held on December 8, 2011, we obtained the first method of approval from our shareholders to sell subject to the condition that the maximum number of shares salable below net asset value pursuant to this authority in any particular offering that could result in such dilution is limited to 25% of our then outstanding common stock immediately prior to each such offering, an unlimited number of shares of common stock at any discount to net asset value per share for a twelve month period expiring on the anniversary of the date of stockholder approval. We are currently seeking stockholder approval at our 2012 annual meeting, to be held on December 7, 2012, to continue for an additional year our ability to issue shares of common stock below net asset value, subject to the condition that the maximum number of shares salable below net asset value pursuant to this authority in any particular offering that could result in such dilution is limited to 25% of our then outstanding common stock immediately prior to each such offering. We will not sell shares of common stock under a prospectus supplement to the registration statement (the "current registration statement") if the cumulative dilution to our NAV per share from offerings under the current registration statement exceeds 15%. See "If we sell common stock at a discount to our net asset value per share, stockholders who do not participate in such sale will experience immediate dilution in an amount that may be material" discussed below.

        To generate cash for funding new investments, we pledged a substantial portion of our portfolio investments under our revolving credit facility. These assets are not available to secure other sources of funding or for securitization. Our ability to obtain additional secured or unsecured financing on attractive terms in the future is uncertain.

        Alternatively, we may securitize our future loans to generate cash for funding new investments. See "—Securitization of our assets subjects us to various risks."

Securitization of our assets subjects us to various risks.

        We may securitize assets to generate cash for funding new investments. We refer to the term securitize to describe a form of leverage under which a company such as us (sometimes referred to as an "originator" or "sponsor") transfers income producing assets to a single-purpose, bankruptcy-remote subsidiary (also referred to as a "special purpose entity" or SPE), which is established solely for the purpose of holding such assets and entering into a structured finance transaction. The SPE then issues notes secured by such assets. The special purpose entity may issue the notes in the capital markets either publicly or privately to a variety of investors, including banks, non-bank financial institutions and other investors. There may be a single class of notes or multiple classes of notes, the most senior of which carries less credit risk and the most junior of which may carry substantially the same credit risk as the equity of the SPE.

        An important aspect of most debt securitization transactions is that the sale and/or contribution of assets into the SPE be considered a true sale and/or contribution for accounting purposes and that a reviewing court would not consolidate the SPE with the operations of the originator in the event of the originator's bankruptcy based on equitable principles. Viewed as a whole, a debt securitization seeks to lower risk to the note purchasers by isolating the assets collateralizing the securitization in an SPE that is not subject to the credit and bankruptcy risks of the originator. As a result of this perceived reduction of risk, debt securitization transactions frequently achieve lower overall leverage costs for originators as compared to traditional secured lending transactions.

        In accordance with the above description, to securitize loans, we may create a wholly owned subsidiary and contribute a pool of our assets to such subsidiary. The SPE may be funded with, among other things, whole loans or interests from other pools and such loans may or may not be rated. The SPE would then sell its notes to purchasers who we would expect to be willing to accept a lower interest rate and the absence of any recourse against us to invest in a pool of income producing assets to which none of our creditors would have access. We would retain all or a portion of the equity in the SPE. An inability to successfully securitize portions of our portfolio or otherwise leverage our portfolio through secured and unsecured borrowings could limit our ability to grow our business and fully execute our business strategy, and could decrease our earnings, if any. However, the successful securitization of portions of our portfolio exposes us to a risk of loss for the equity we retain in the SPE and might expose us to greater risk on our remaining portfolio because the assets we retain may tend to be those that are riskier and more likely to generate losses. A successful securitization may also impose financial and operating covenants that restrict our business activities and may include limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to maintain our status as a RIC under Subchapter M of the Code. The 1940 Act may also impose restrictions on the structure of any securitizations.

        Interests we hold in the SPE, if any, will be subordinated to the other interests issued by the SPE. As such, we will only receive cash distributions on such interests if the SPE has made all cash interest and other required payments on all other interests it has issued. In addition, our subordinated interests will likely be unsecured and rank behind all of the secured creditors, known or unknown, of the SPE, including the holders of the senior interests it has issued. Consequently, to the extent that the value of the SPE's portfolio of assets has been reduced as a result of conditions in the credit markets, or as a result of defaults, the value of the subordinated interests we retain would be reduced. Securitization imposes on us the same risks as borrowing except that our risk in a securitization is limited to the amount of subordinated interests we retain, whereas in a borrowing or debt issuance by us directly we would be at risk for the entire amount of the borrowing or debt issuance.

        Generally, we would expect the SPE not to be consolidated with us and in that event our only interest will be the value of our retained subordinated interest and the income allocated to us, which may be more or less than the cash we receive from the SPE, and none of the SPE's liabilities will be reflected as our liabilities. If the assets of the SPE are not consolidated with our assets and liabilities, then our interest in the SPE may be deemed not to be a qualifying asset for purposes of determining whether 70% of our assets are qualifying assets and the leverage incurred by such SPE may or may not be treated as borrowings by us for purposes of the requirement that we not issue senior securities in an amount in excess of our net assets.

        We may also engage in transactions utilizing SPEs and securitization techniques where the assets sold or contributed to the SPE remain on our balance sheet for accounting purposes. If, for example, we sell the assets to the SPE with recourse or provide a guarantee or other credit support to the SPE, its assets will remain on our balance sheet. Consolidation would also generally result if we, in consultation with the SEC, determine that consolidation would result in a more accurate reflection of our assets, liabilities and results of operations. In these structures, the risks will be essentially the same as in other securitization transactions but the assets will remain our assets for purposes of the limitations described above on investing in assets that are not qualifying assets and the leverage incurred by the SPE will be treated as borrowings incurred by us for purposes of our limitation on the issuance of senior securities.

        Our Investment Adviser may have conflicts of interest with respect to potential securitizations in as much as securitizations that are not consolidated may reduce our assets for purposes of determining its investment advisory fee although in some circumstances our investment adviser may be paid certain fees for managing the assets of the SPE so as to reduce or eliminate any potential bias against securitizations.

Our ability to invest in public companies may be limited in certain circumstances.

        As a BDC, we must not acquire any assets other than "qualifying assets" specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of our total assets are qualifying assets (with certain limited exceptions). Subject to certain exceptions for follow-on investments and distressed companies, an investment in an issuer that has outstanding securities listed on a national securities exchange may be treated as qualifying assets only if such issuer has a market capitalization that is less than $250 million at the time of such investment.

Price declines and illiquidity in the corporate debt markets have adversely affected, and may in the future adversely affect, the fair value of our portfolio investments, reducing our net asset value through increased net unrealized depreciation.

        As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by or under the direction of our Board of Directors. As part of the valuation process, the types of factors that we may take into account in determining the fair value of our investments include, as relevant and among other factors: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company's ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, merger and acquisition comparables, our principal market (as the reporting entity) and enterprise values. Decreases in the market values or fair values of our investments are recorded as unrealized depreciation. Unprecedented declines in prices and liquidity in the corporate debt markets resulted in significant net unrealized depreciation in our portfolio in the past. The effect of all of these factors on our portfolio has reduced our net asset value by increasing net unrealized depreciation in our portfolio. Depending on market conditions, we could incur substantial realized losses and may suffer additional unrealized losses in future periods, which could have a material adverse impact on our business, financial condition and results of operations.

Our common stock may trade at a discount to our net asset value per share.

        Common stock of BDCs, like that of closed-end investment companies, frequently trades at a discount to current net asset value, which could adversely affect the ability to raise capital. In the past, our common stock has traded at a discount to our net asset value. The risk that our common stock may continue to trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline.

If we sell shares of our common stock or securities to subscribe for or are convertible into shares of our common stock at a discount to our net asset value per share, stockholders who do not participate in such sale will experience immediate dilution in an amount that may be material.

        At our 2011 annual meeting of stockholders held on December 8, 2011, our stockholders approved our ability, subject to the condition that the maximum number of shares salable below net asset value pursuant to this authority in any particular offering that could result in such dilution is limited to 25% of our then outstanding common stock immediately prior to each such offering, to sell shares of our common stock at any level of discount from net asset value per share during the 12 month period following the December 8, 2011 approval in accordance with the exception described above in "—Regulations governing our operation as a business development company affect our ability to raise, and the way in which we raise, additional capital." We are currently seeking stockholder approval at our 2012 annual meeting, to be held on December 7, 2012, to continue for an additional year our ability to issue shares of common stock below net asset value, subject to the condition that the maximum number of shares salable below net asset value pursuant to this authority in any particular offering that could result in such dilution is limited to 25% of our then outstanding common stock immediately prior to each such offering. The issuance or sale by us of shares of our common stock or securities to subscribe for or are convertible into shares of our common stock at a discount to net asset value poses a risk of dilution to our stockholders. In particular, stockholders who do not purchase additional shares of common stock at or below the discounted price in proportion to their current ownership will experience an immediate decrease in net asset value per share (as well as in the aggregate net asset value of their shares of common stock if they do not participate at all). These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we experience in our assets, potential earning power and voting interests from such issuance or sale. In addition, such sales may adversely affect the price at which our common stock trades. For additional information and hypothetical examples of these risks, see "Sales of Common Stock Below Net Asset Value" and the prospectus supplement pursuant to which such sale is made. We have sold shares of our common stock at prices below net asset value per share and may continue to do so to the future. For additional information, see "Recent Sales of Common Stock Below Net Asset Value" in the prospectus supplement pursuant to which such sale is made, if applicable.

Our ability to enter into transactions with our affiliates is restricted.

        We are prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our independent directors. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities is our affiliate for purposes of the 1940 Act and we are generally prohibited from buying or selling any security or other property from or to such affiliate, absent the prior approval of our independent directors. The 1940 Act also prohibits "joint" transactions with an affiliate, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our independent directors. We are prohibited from buying or selling any security or other property from or to our Investment Adviser and its affiliates and persons with whom we are in a control relationship, or entering into joint transactions with any such person, absent the prior approval of the SEC.

Risks Relating To Our Investments

We may not realize gains or income from our investments.

        We seek to generate both current income and capital appreciation. However, the securities we invest in may not appreciate and, in fact, may decline in value, and the issuers of debt securities we invest in may default on interest and/or principal payments. Accordingly, we may not be able to realize gains from our investments, and any gains that we do realize may not be sufficient to offset any losses we experience. See "Business—Our Investment Objective and Policies."

Our investments in prospective portfolio companies may be risky and we could lose all or part of our investment.

        Some of our portfolio companies have relatively short or no operating histories. These companies are and will be subject to all of the business risk and uncertainties associated with any new business enterprise, including the risk that these companies may not reach their investment objective and the value of our investment in them may decline substantially or fall to zero.

        In addition, investment in the middle market companies that we are targeting involves a number of other significant risks, including:

  •
  these companies may have limited financial resources and may be unable to meet their obligations under their securities that we hold, which may be accompanied by a deterioration in the value of their securities or of any collateral with respect to any securities and a reduction in the likelihood of our realizing on any guarantees we may have obtained in connection with our investment;

  •
  they may have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors' actions and market conditions, as well as general economic downturns;

  •
  because many of these companies are privately held companies, public information is generally not available about these companies. As a result, we will depend on the ability of our Investment Adviser to obtain adequate information to evaluate these companies in making investment decisions. If our Investment Adviser is unable to uncover all material information about these companies, it may not make a fully informed investment decision, and we may lose money on our investments;

  •
  they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a materially adverse impact on our portfolio company and, in turn, on us;

  •
  they may have less predictable operating results, may from time to time be parties to litigation, may be engaged in changing businesses with products subject to a risk of obsolescence and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position;

  •
  they may have difficulty accessing the capital markets to meet future capital needs;

  •
  changes in laws and regulations, as well as their interpretations, may adversely affect their business, financial structure or prospects;

  •
  increased taxes, regulatory expense or the costs of changes to the way they conduct business due to the effects of climate change may adversely affect their business, financial structure or prospects.

        In addition, our executive officers, directors and our Investment Adviser could, in the ordinary course of business, be named as defendants in litigation arising from proposed investments or from our investments in the portfolio companies.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

        The U.S. and foreign capital financial markets have been experiencing a high level of volatility, disruption and distress, which was exacerbated by the failure of several major financial institutions in the last few months of 2008. Despite actions of the United States federal government and foreign governments, these events contributed to worsening general economic conditions that materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular. While these conditions appear to be improving, they could continue for a prolonged period of time or worsen in the future both in the U.S. and globally. Our portfolio companies will generally be affected by the conditions and overall strength of the national, regional and local economies, including interest rate fluctuations, changes in the capital markets and changes in the prices of their primary commodities and products. These factors also impact the amount of residential, industrial and commercial growth in the energy industry. Additionally, these factors could adversely impact the customer base and customer collections of our portfolio companies.

        Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our loans or meet other obligations during these periods. Therefore, our non-performing assets are likely to increase, and the value of our portfolio is likely to decrease, during these periods. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.

        A portfolio company's failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company's ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company. In addition, if one of our portfolio companies were to go bankrupt, even though we may have structured our interest as senior debt or preferred equity, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might re-characterize our debt or equity holding and subordinate all or a portion of our claim to those of other creditors.

Our portfolio contains a limited number of portfolio companies, which subjects us to a greater risk of significant loss if any of these companies defaults on its obligations under any of its debt securities.

        A consequence of the limited number of investments in our portfolio is that the aggregate returns we realize may be significantly adversely affected if one or more of our significant portfolio company investments perform poorly or if we need to write down the value of any one significant investment. Beyond our income tax diversification requirements, we do not have fixed guidelines for diversification, and our portfolio could contain relatively few portfolio companies.

Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.

        Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as "follow-on" investments, in order to: (1) increase or maintain in whole or in part our equity ownership percentage; (2) exercise warrants, options or convertible securities that were acquired in the original or subsequent financing or (3) attempt to preserve or enhance the value of our investment.

        We may elect not to make follow-on investments, may be constrained in our ability to employ available funds, or otherwise may lack sufficient funds to make those investments. We have the discretion to make any follow-on investments, subject to the availability of capital resources. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our concentration of risk, because we prefer other opportunities, or because we are inhibited by compliance with BDC requirements or the desire to maintain our tax status.

We may be unable to invest the net proceeds raised from offerings and repayments from investments on acceptable terms, which would harm our financial condition and operating results.

        Until we identify new investment opportunities, we intend to either invest the net proceeds of future offerings and repayments from investments in interest-bearing deposits or other short-term instruments or use the net proceeds from such offerings to reduce then-outstanding obligations under our credit facility. We cannot assure you that we will be able to find enough appropriate investments that meet our investment criteria or that any investment we complete using the proceeds from an offering will produce a sufficient return.

The lack of liquidity in our investments may adversely affect our business.

        We make investments in private companies. A portion of these investments may be subject to legal and other restrictions on resale, transfer, pledge or other disposition or will otherwise be less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. In addition, we face other restrictions on our ability to liquidate an investment in a business entity to the extent that we or our Investment Adviser has or could be deemed to have material non-public information regarding such business entity.

We may have limited access to information about privately held companies in which we invest.

        We invest primarily in privately-held companies. Generally, little public information exists about these companies, and we are required to rely on the ability of our Investment Adviser's investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. These companies and their financial information are not subject to the Sarbanes-Oxley Act of 2002 and other rules that govern public companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investment.

We may not be in a position to control a portfolio investment when we are a debt or minority equity investor and its management may make decisions that could decrease the value of our investment.

        We make both debt and minority equity investments in portfolio companies. As a result, we are subject to the risk that a portfolio company may make business decisions with which we disagree, and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

Our portfolio companies may incur debt or issue equity securities that rank equally with, or senior to, our investments in such companies.

        We may invest in mezzanine debt and dividend-paying equity securities issued by our portfolio companies. Our portfolio companies usually have, or may be permitted to incur, other debt, or issue other equity securities, that rank equally with, or senior to, the securities in which we invest. By their terms, such instruments may provide that the holders are entitled to receive payment of dividends, interest or principal on or before the dates on which we are entitled to receive payments in respect of the securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of securities ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying the senior security holders, the portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of securities ranking equally with securities in which we invest, we would have to share on an equal basis any distributions with other security holders in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

We may not be able to fully realize the value of the collateral securing our debt investments.

        Although a substantial amount of our debt investments are protected by holding security interests in the assets of the portfolio companies, we may not be able to fully realize the value of the collateral securing our investments due to one or more of the following factors:

  •
  our debt investments may be in the form of mezzanine loans, therefore our liens on the collateral, if any, are subordinated to those of the senior secured debt of the portfolio companies, if any. As a result, we may not be able to control remedies with respect to the collateral;

  •
  the collateral may not be valuable enough to satisfy all of the obligations under our secured loan, particularly after giving effect to the repayment of secured debt of the portfolio company that ranks senior to our loan;

  •
  bankruptcy laws may limit our ability to realize value from the collateral and may delay the realization process;

  •
  our rights in the collateral may be adversely affected by the failure to perfect security interests in the collateral;

  •
  the need to obtain regulatory and contractual consents could impair or impede how effectively the collateral would be liquidated and could affect the value received; and

  •
  some or all of the collateral may be illiquid and may have no readily ascertainable market value.

        The liquidity and value of the collateral could be impaired as a result of changing economic conditions, competition, and other factors, including the availability of suitable buyers.

Our investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.

        Our investment strategy contemplates potential investments in securities of foreign companies including those located in emerging market countries. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. Such risks are more pronounced in emerging market countries.

        Although currently all of our investments are, and we expect that most of our investments will be, U.S. dollar-denominated, investments that are denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments.

We may expose ourselves to risks if we engage in hedging transactions.

        We may employ hedging techniques to minimize certain investment risks, such as fluctuations in interest and currency exchange rates, but we can offer no assurance that such strategies will be effective. If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions. We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the portfolio positions should increase. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price. Furthermore, our ability to engage in hedging transactions may also be adversely affected by recent rules adopted by the CFTC.

        The success of our hedging transactions depends on our ability to correctly predict movements, currencies and interest rates. Therefore, while we may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. The degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies. The Company has no current intention of engaging in any of the hedging transaction described above, although it reserves the right to do so in the future.

Our Board of Directors may change our operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse to us and could impair the value of our stockholders' investment.

        Our Board of Directors has the authority to modify or waive our current operating policies and our strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, financial condition, and value of our common stock. However, the effects might be adverse, which could negatively impact our ability to pay dividends and cause stockholders to lose all or part of their investment.

Risks Relating To Our Securities

Investing in our securities may involve a high degree of risk and is highly speculative.

        The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and volatility or loss of principal. Our investments in portfolio companies may be speculative and aggressive, and therefore, an investment in our shares may not be suitable for someone with low risk tolerance.

The market price of our securities may fluctuate significantly.

        The market price and liquidity of the market for our securities may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

  •
  significant volatility in the market price and trading volume of securities of business development companies or other companies in the energy industry, which are not necessarily related to the operating performance of these companies;

  •
  changes in regulatory policies or tax guidelines, particularly with respect to RICs or business development companies;

  •
  loss of RIC qualification;

  •
  changes in earnings or variations in operating results;

  •
  changes in the value of our portfolio of investments;

  •
  any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

  •
  departure of one or more of Prospect Capital Management's key personnel;

  •
  operating performance of companies comparable to us;

  •
  changes in prevailing interest rates;

  •
  litigation matters;

  •
  general economic trends and other external factors; and

  •
  loss of a major funding source.

In the past, following periods of volatility in the market price of a company's securities, securities class action litigation has, from time to time, been brought against that company.

        If our stock price fluctuates significantly, we may be the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management's attention and resources from our business.

Sales of substantial amounts of our securities in the public market may have an adverse effect on the market price of our securities.

        Sales of substantial amounts of our securities or the availability of such securities for sale could adversely affect the prevailing market price for our securities. If this occurs and continues it could impair our ability to raise additional capital through the sale of securities should we desire to do so.

There is a risk that you may not receive distributions or that our distributions may not grow over time.

        We have made and intend to continue to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results or maintain a tax status that will allow or require any specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to us as a business development company, we may be limited in our ability to make distributions.

Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

        Our charter and bylaws and the Maryland General Corporation Law contain provisions that may have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for our stockholders or otherwise be in their best interest. These provisions may prevent stockholders from being able to sell shares of our common stock at a premium over the current of prevailing market prices.

        Our charter provides for the classification of our Board of Directors into three classes of directors, serving staggered three-year terms, which may render a change of control or removal of our incumbent management more difficult. Furthermore, any and all vacancies on our Board of Directors will be filled generally only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term until a successor is elected and qualifies.

        Our Board of Directors is authorized to create and issue new series of shares, to classify or reclassify any unissued shares of stock into one or more classes or series, including preferred stock and, without stockholder approval, to amend our charter to increase or decrease the number of shares of common stock that we have authority to issue, which could have the effect of diluting a stockholder's ownership interest. Prior to the issuance of shares of common stock of each class or series, including any reclassified series, our Board of Directors is required by our governing documents to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series of shares of stock.

        Our charter and bylaws also provide that our Board of Directors has the exclusive power to adopt, alter or repeal any provision of our bylaws, and to make new bylaws. The Maryland General Corporation Law also contains certain provisions that may limit the ability of a third party to acquire control of us, such as:

  •
  The Maryland Business Combination Act, which, subject to certain limitations, prohibits certain business combinations between us and an "interested stockholder" (defined generally as any person who beneficially owns 10% or more of the voting power of the common stock or an affiliate thereof) for five years after the most recent date on which the stockholder becomes an interested stockholder and, thereafter, imposes special minimum price provisions and special stockholder voting requirements on these combinations; and

  •
  The Maryland Control Share Acquisition Act, which provides that "control shares" of a Maryland corporation (defined as shares of common stock which, when aggregated with other shares of common stock controlled by the stockholder, entitles the stockholder to exercise one of three increasing ranges of voting power in electing directors, as described more fully below) acquired in a "control share acquisition" (defined as the direct or indirect acquisition of ownership or control of "control shares") have no voting rights except to the extent approved by stockholders by the affirmative vote of at least two-thirds of all the votes entitled to be cast on the matter, excluding all interested shares of common stock.

        The provisions of the Maryland Business Combination Act will not apply, however, if our Board of Directors adopts a resolution that any business combination between us and any other person will be exempt from the provisions of the Maryland Business Combination Act. Our Board of Directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the Board of Directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. There can be no assurance that this resolution will not be altered or repealed in whole or in part at any time. If the resolution is altered or repealed, the provisions of the Maryland Business Combination Act may discourage others from trying to acquire control of us.

        As permitted by Maryland law, our bylaws contain a provision exempting from the Maryland Control Share Acquisition Act any and all acquisitions by any person of our common stock. Although our bylaws include such a provision, such a provision may also be amended or eliminated by our Board of Directors at any time in the future, provided that we will notify the Division of Investment Management at the SEC prior to amending or eliminating this provision. However, as noted above, the SEC has recently taken the position that the Maryland Control Share Acquisition Act is inconsistent with the 1940 Act and may not be invoked by a BDC. It is the view of the staff of the SEC that opting into the Maryland Control Share Acquisition Act would be acting in a manner inconsistent with section 18(i) of the 1940 Act.

Your interest in us may be diluted if you do not fully exercise your subscription rights in any rights offering. In addition, if the subscription price is less than our net asset value per share, then you will experience an immediate dilution of the aggregate net asset value of your shares.

        In the event we issue subscription rights, stockholders who do not fully exercise their subscription rights should expect that they will, at the completion of a rights offering pursuant to this prospectus, own a smaller proportional interest in us than would otherwise be the case if they fully exercised their rights. We cannot state precisely the amount of any such dilution in share ownership because we do not know at this time what proportion of the shares will be purchased as a result of such rights offering.

        In addition, if the subscription price is less than the net asset value per share of our common stock, then our stockholders would experience an immediate dilution of the aggregate net asset value of their shares as a result of the offering. The amount of any decrease in net asset value is not predictable because it is not known at this time what the subscription price and net asset value per share will be on the expiration date of a rights offering or what proportion of the shares will be purchased as a result of such rights offering. Such dilution could be substantial. See "Risk Factors—Risks Relating To Our Operation As A Business Development Company—If we sell shares of our common stock or securities to subscribe for or are convertible into shares of our common stock at a discount to our net asset value per share, stockholders who do not participate in such sale will experience immediate dilution in an amount that may be material." and "Sales of Common Stock Below Net Asset Value."

We may in the future choose to pay dividends in our own stock, in which case our stockholders may be required to pay tax in excess of the cash they receive.

        We may distribute taxable dividends that are payable in part in our stock. Under IRS Revenue Procedure 2010-12, up to 90% of any such taxable dividend could be payable in our stock for dividends declared on or before December 31, 2012 with respect to any taxable year ending on or before December 31, 2011. The IRS has also issued (and where Revenue Procedure 2010-12 is not currently applicable, the IRS continues to issue) private letter rulings on cash/stock dividends paid by RICs and real estate investment trusts if certain requirements are satisfied and we have received such a ruling permitting us to declare such taxable cash/stock dividends, up to 80% in stock, with respect to our taxable years ending August 31, 2012 and August 31, 2013. Taxable stockholders receiving such dividends would be required to include the full amount of the dividend as ordinary income (or as long-term capital gain to the extent such distribution is properly designated as a capital gain dividend) to the extent of our current and accumulated earnings and profits for United States federal income tax purposes. As a result, a U.S. Stockholder (as defined in "Material U.S. Federal Income Tax Considerations") may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. Stockholder sells the stock it receives as a dividend in order to pay this tax, it may be subject to transaction fees (e.g. broker fees or transfer agent fees) and the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. Furthermore, with respect to Non-U.S. Stockholders (as defined in "Material U.S. Federal Income Tax Considerations"), we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of our stock. It is unclear whether and to what extent we will be able to pay dividends in cash and our stock (whether pursuant to Revenue Procedure 2010-12, a private letter ruling, or otherwise).

MANAGEMENT'S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

(All figures in this section are in thousands except share, per share and other data)

        The following discussion should be read in conjunction with our consolidated financial statements and related notes and other financial information appearing elsewhere in this prospectus or incorporated by reference into this prospectus. In addition to historical information, the following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under "Risk Factors" and "Forward-Looking Statements" appearing elsewhere herein.

Note on Forward Looking Statements

        Some of the statements in this section of the prospectus constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained herein involve risks and uncertainties, including statements as to:

  •
  our future operating results;

  •
  our business prospects and the prospects of our portfolio companies;

  •
  the impact of investments that we expect to make;

  •
  our contractual arrangements and relationships with third parties;

  •
  the dependence of our future success on the general economy and its impact on the industries in which we invest;

  •
  the ability of our portfolio companies to achieve their objectives;

  •
  our expected financings and investments;

  •
  the adequacy of our cash resources and working capital; and

  •
  the timing of cash flows, if any, from the operations of our portfolio companies.

        We generally use words such as "anticipates," "believes," "expects," "intends" and similar expressions to identify forward-looking statements. Our actual results could differ materially from those projected in the forward-looking statements for any reason, including the factors set forth in "Risk Factors" and elsewhere in this prospectus. These forward-looking statements do not meet the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act.

        We have based the forward-looking statements included in herein on information available to us on the date of this document, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including any annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

Overview

        We are a financial services company that primarily lends to and invests in middle market privately-held companies. We are a closed-end investment company that has filed an election to be treated as a business development company under the Investment Company Act of 1940, or the 1940 Act. We invest primarily in senior and subordinated debt and equity of companies in need of capital for acquisitions, divestitures, growth, development and recapitalization. We work with the management teams or financial sponsors to seek investments with historical cash flows, asset collateral or contracted pro-forma cash flows.

        We seek to be a long-term investor with our portfolio companies. From our July 27, 2004 inception to the fiscal year ended June 30, 2007, we invested primarily in industries related to the industrial/energy economy. Since then, we have widened our strategy to focus in other sectors of the economy and continue to reduce our exposure to the energy industry, and our holdings in the energy and energy related industries now represent less than 7% of our investment portfolio.

        The aggregate value of our portfolio investments was $2,094,221 and $1,463,010 as of June 30, 2012 and June 30, 2011, respectively. During the fiscal year ended June 30, 2012, our net cost of investments increased by $663,579, or 46.2%, as a result of thirty-eight new investments, seventeen follow-on investments and revolver advances of $1,115,012, accrued of payment-in-kind interest of $5,647 and accretion of purchase discount of $7,284, while we received full repayment on seventeen investments, sold five investments and received several partial prepayments and revolver repayments totaling of $500,952, including a net realized gain of $36,588. During the year ended June 30, 2012, Deb Shops, Inc. ("Deb Shops") filed for bankruptcy and a plan for reorganization was proposed. The plan was approved by the bankruptcy court and our debt position was eliminated with no payment to us. As a result, we determined that the impairment of Deb Shops was other-than-temporary on September 30, 2011 and recorded a realized loss of $14,607 for the full amount of the amortized cost. The asset was completely written off when the plan of reorganization was approved. This realized loss was primarily offset the sale of our shares in NRG Manufacturing Inc. ("NRG") common stock for which we realized a gain of $36,940. The remaining net realized gain of $14,255 is primarily due to the sale of our equity investments in C&J Cladding, LLC ("C&J"), The Copernicus Group, Inc. ("Copernicus"), Nupla Corporation ("Nupla") and Sport Helmets Holdings, LLC ("Sport Helmets").

        Compared to the end of last fiscal year (ended June 30, 2011), net assets increased by $397,617 or 35.7% during the year ended June 30, 2012, from $1,114,357 to $1,511,974. This increase resulted from the issuance of new shares of our common stock (less offering costs) in the amount of $337,562, dividend reinvestments of $10,530, and another $190,904 from operations. These increases, in turn, were offset by $141,379 in dividend distributions to our stockholders. The $190,904 increase in net assets resulting from operations is net of the following: net investment income of $186,684, net realized gain on investments of $36,588, and a decrease in net assets due to changes in net unrealized depreciation of investments of $32,368.

        The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ and those differences could be material.

Patriot Acquisition

        On December 2, 2009, we acquired the outstanding shares of Patriot Capital Funding, Inc. ("Patriot") common stock for $201,083. Under the terms of the merger agreement, Patriot common shareholders received 0.363992 shares of our common stock for each share of Patriot common stock, resulting in 8,444,068 shares of common stock being issued by us. In connection with the transaction, we repaid all the outstanding borrowings of Patriot, in compliance with the merger agreement.

        The fair value of Patriot's investments was determined by the Board of Directors in conjunction with an independent valuation agent. This valuation resulted in a purchase price of $207,126 which was $98,150 below the amortized cost of such investments. During the year ended June 30, 2012, we recognized $6,613 of interest income due to purchase discount accretion from the assets acquired from

Patriot. Included in the $6,613 is $3,083 of normal accretion and $3,530 of accelerated accretion resulting from the repayment of Mac & Massey Holdings, LLC ("Mac & Massey"), Nupla, ROM Acquisition Corporation ("ROM") and Sport Helmets.

        During the year ended June 30, 2011, we recognized $22,084 of interest income due to purchase discount accretion from the assets acquired from Patriot. Included in the $22,084 is $4,912 of normal accretion, $12,035 of accelerated accretion resulting from the repayment of Impact Products, LLC ("Impact Products"), Label Corp Holdings Inc ("Label Corp") and Prince Mineral Company, Inc. ("Prince") and $4,968 of accelerated accretion resulting from the recapitalization of our debt investments in Arrowhead General Insurance Agency, Inc. ("Arrowhead"), Copernicus, Fischbein, LLC ("Fischbein") and Northwestern Management Services, LLC ("Northwestern"). The restructured loans for Arrowhead, Copernicus, Fischbein and Northwestern were issued at market terms comparable to other industry transactions. In accordance with ASC 320-20-35 the cost basis of the new loan was recorded at par value, which precipitated the acceleration of original purchase discount from the loan repayment which was recognized as interest income.

        During the period from the acquisition of Patriot on December 2, 2009 to June 30, 2010, we recognized $18,795 of interest income due to purchase discount accretion from the assets acquired from Patriot. Included in this amount $4,579 of normal accretion and $14,216 of accelerated accretion resulting from the early repayments of four loans, three revolving lines of credit, sale of one investment position and restructuring of our loans to Aircraft Fasteners International, LLC ("AFI"), EXL Acquisition Corp. ("EXL"), LHC Holdings Corp. ("LHC"), Prince, and ROM. The revised terms were more favorable than the original terms and increased the present value of the future cash flows. In accordance with ASC 320-20-35 the cost basis of the new loans were recorded at par value, which precipitated the acceleration of original purchase discount from the loan repayment which was recognized as interest income.

Investment Holdings

        As of June 30, 2012, we continue to pursue our investment strategy. In May 2007, we changed our name to "Prospect Capital Corporation" and terminated our policy to invest at least 80% of our net assets in energy companies. Since that time, we have reduced our exposure to the energy industry, and our holdings in the energy and energy related industries now represent less than 20% of our investment portfolio.

        At June 30 2012, approximately $2,094,221 or 138.5% of our net assets are invested in 82 long-term portfolio investments and 7.8% of our net assets invested in money market funds.

        During the year ended June 30, 2012, we originated $1,115,012 of new investments. Our origination efforts are focused primarily on secured lending, to reduce the risk in the portfolio, investing primarily in first lien loans, and subordinated notes in CLOs, though we also continue to close selected junior debt and equity investments. In addition to targeting investments senior in corporate capital structures with our new originations, we have also increased our origination business mix of third party private equity sponsor owned companies, which tend to have more third party equity capital supporting our debt investments than non-sponsor transactions. Our performing loan's annualized current yield increased from 12.8% as of June 30, 2011 to 13.6% as of June 30, 2012 across all long-term investments. This increase in yield is primarily due to the acquisition of First Tower. Excluding our loans to First Tower, our annualized current yield would have been 12.5% as of June 30, 2012. We expect Prospect's current asset yield may continue to decline modestly as we continue to reduce credit risk. Generally, we have seen a decrease in interest rates on first lien loans issued during our fiscal years ended June 30, 2011 and June 30, 2012 in comparison to the rates in effect at June 30, 2010 along with the effects from reducing the percentage level of second lien loans. Monetization of other equity positions that we hold is not included in this yield calculation. In many of our portfolio companies we hold equity positions, ranging from minority interests to majority stakes, which we expect over time to contribute to our investment returns. Some of these equity positions include features such as contractual minimum internal rates of returns, preferred distributions, flip structures and other features expected to generate additional investment returns, as well as contractual protections and preferences over junior equity, in addition to the yield and security offered by our cash flow and collateral debt protections.

        We classify our investments by level of control. As defined in the 1940 Act, control investments are those where there is the ability or power to exercise a controlling influence over the management or policies of a company. Control is generally deemed to exist when a company or individual possesses or has the right to acquire within 60 days or less, a beneficial ownership of 25% or more of the voting securities of an investee company. Affiliated investments and affiliated companies are defined by a lesser degree of influence and are deemed to exist through the possession outright or via the right to acquire within 60 days or less, beneficial ownership of 5% or more of the outstanding voting securities of another person.

        As of June, 2012, we own controlling interests in AIRMALL USA, Inc. ("AIRMALL"), Ajax Rolled Ring & Machine, Inc. ("Ajax"), AWCNC, LLC, Borga, Inc., Energy Solutions Holdings, Inc. ("Energy Solutions"), First Tower, Integrated Contract Services, Inc. ("ICS"), Manx Energy, Inc. ("Manx"), NMMB Holdings, Inc. ("NMMB"), R-V Industries, Inc. ("R-V") and Wolf Energy Holdings, Inc. ("Wolf"). We also own an affiliated interest in BNN Holdings Corp. f/k/a Biotronic NeuroNetwork ("Biotronic"), Boxercraft Incorporated ("Boxercraft") and Smart, LLC.

        The following is a summary of our investment portfolio by level of control at June 30, 2012 and June 30, 2011, respectively:

	June 30, 2012				June 30, 2011
Level of Control	Cost	Percent of Portfolio	Fair Value	Percent of Portfolio	Cost	Percent of Portfolio	Fair Value	Percent of Portfolio
Control	$518,015	24.7%	$564,489	27.0%	$262,301	18.3%	$310,072	21.2%
Affiliate	44,229	2.1%	46,116	2.2%	56,833	4.0%	72,337	4.9%
Non-control/Non-affiliate	1,537,069	73.2%	1,483,616	70.8%	1,116,600	77.7%	1,080,601	73.9%

Total Portfolio	$2,099,313	100.0%	$2,094,221	100.0%	$1,435,734	100.0%	$1,463,010	100.0%

        The following is our investment portfolio presented by type of investment at June 30, 2012 and June 30, 2011, respectively:

	June 30, 2012				June 30, 2011
Type of Investment	Cost	Percent of Portfolio	Fair Value	Percent of Portfolio	Cost	Percent of Portfolio	Fair Value	Percent of Portfolio
Revolving Line of Credit	$1,145	0.1%	$868	0.0%	$7,144	0.5%	$7,278	0.5%
Senior Secured Debt	1,138,991	54.3%	1,080,053	51.6%	822,582	57.3%	789,981	54.0%
Subordinated Secured Debt	544,363	25.9%	488,113	23.3%	491,188	34.2%	448,675	30.7%
Subordinated Unsecured Debt	72,617	3.5%	73,195	3.5%	54,687	3.8%	55,336	3.8%
CLO Debt	27,258	1.3%	27,717	1.3%	—	—%	—	—%
CLO Residual Interest	214,559	10.2%	218,009	10.4%	—	—%	—	—%
Preferred Stock	31,323	1.5%	29,155	1.4%	31,979	2.2%	25,454	1.7%
Common Stock	61,459	2.9%	137,198	6.6%	19,865	1.4%	116,076	7.9%
Membership Interests	5,437	0.2%	13,844	0.7%	6,128	0.4%	15,392	1.1%
Overriding Royalty Interests	—	—%	1,623	0.1%	—	—%	2,168	0.1%
Escrows Receivable	—	—%	17,686	0.8%	—	—%	—	—%
Warrants	2,161	0.1%	6,760	0.3%	2,161	0.2%	2,650	0.2%

Total Portfolio	$2,099,313	100.0%	$2,094,221	100.0%	$1,435,734	100.0%	$1,463,010	100.0%

        The following is our investments in debt securities presented by type of security at June 30, 2012 and June 30, 2011, respectively:

	June 30, 2012				June 30, 2011
Level of Control	Cost	Percent of Debt Securities	Fair Value	Percent of Debt Securities	Cost	Percent of Debt Securities	Fair Value	Percent of Debt Securities
First Lien	$1,147,599	64.3%	$1,088,887	65.2%	$902,031	65.6%	$854,975	65.7%
Second Lien	536,900	30.1%	480,147	28.7%	418,883	30.5%	390,959	30.0%
Unsecured	72,617	4.1%	73,195	4.4%	54,687	4.0%	55,336	4.3%
CLO Debt	27,258	1.5%	27,717	1.7%	—	—%	—	—%

Total Debt Securities	$1,784,374	100.0%	$1,669,946	100.0%	$1,375,601	100.0%	$1,301,270	100.0%

        The following is our investment portfolio presented by geographic location of the investment at June 30, 2012 and June 30, 2011, respectively:

	June 30, 2012				June 30, 2011
Geographic Location	Cost	Percent of Portfolio	Fair Value	Percent of Portfolio	Cost	Percent of Portfolio	Fair Value	Percent of Portfolio
Canada	$15,134	0.7%	$17,040	0.8%	$74,239	5.2%	$75,207	5.1%
Cayman Islands	241,817	11.5%	245,726	11.7%	—	—%	—	—%
Ireland	14,918	0.7%	15,000	0.7%	14,908	1.0%	15,000	1.0%
Midwest US	427,430	20.4%	377,139	18.0%	358,540	25.0%	340,251	23.4%
Northeast US	293,181	14.0%	313,437	15.0%	242,039	16.9%	234,628	16.0%
Southeast US	642,984	30.6%	634,945	30.4%	234,528	16.3%	208,226	14.2%
Southwest US	193,627	9.2%	234,433	11.2%	189,436	13.2%	266,004	18.2%
Western US	270,222	12.9%	256,501	12.2%	322,044	22.4%	323,694	22.1%

Total Portfolio	$2,099,313	100.0%	$2,094,221	100.0%	$1,435,734	100.0%	$1,463,010	100.0%

        The following is our investment portfolio presented by industry sector of the investment at June 30, 2012 and June 30, 2011, respectively:

	June 30, 2012				June 30, 2011
Industry	Cost	Percent of Portfolio	Fair Value	Percent of Portfolio	Cost	Percent of Portfolio	Fair Value	Percent of Portfolio
Aerospace and Defense	$56	0.0%	$—	—%	$56	0.0%	$35	0.0%
Automobile / Auto Finance	32,806	1.6%	32,478	1.6%	41,924	2.9%	42,444	2.9%
Biomass Power(1)	—	—%	—	—%	2,540	0.2%	—	—%
Business Services	3,164	0.2%	3,288	0.2%	6,604	0.5%	6,787	0.5%
Chemicals	58,104	2.8%	58,104	2.8%	25,277	1.8%	25,277	1.7%
Commercial Services	80,418	3.8%	80,407	3.8%	34,625	2.4%	34,625	2.4%
Consumer Finance	305,521	14.6%	305,521	14.6%	—	—%	—	—%
Consumer Services	146,335	7.0%	147,809	7.1%	68,286	4.8%	68,286	4.7%
Contracting	15,949	0.8%	—	—%	18,220	1.3%	1,767	0.1%
Diversified Financial Services	260,219	12.3%	264,128	12.6%	—	—%	—	—%
Diversified / Conglomerate Service	—	—%	35	0.0%	—	—%	—	—%
Durable Consumer Products	153,327	7.3%	152,862	7.3%	141,779	9.9%	144,362	9.9%
Ecological	141	0.0%	240	0.0%	141	0.0%	194	0.0%
Electronics	—	—%	144	0.0%	588	0.0%	1,374	0.1%
Energy(1)	63,245	3.0%	126,868	6.1%	—	—%	—	—%
Food Products	101,975	4.9%	96,146	4.5%	144,503	10.1%	146,498	10.0%
Gas Gathering and Processing(1)	—	—%	—	—%	42,003	2.9%	105,406	7.2%
Healthcare	141,990	6.8%	143,561	6.9%	156,396	10.9%	163,657	11.2%
Home and Office Furnishings, Housewares and Durable	—	—%	—	—%	1,916	0.1%	6,109	0.4%
Insurance	83,461	4.0%	83,461	4.0%	86,850	6.0%	87,448	6.0%
Machinery	4,684	0.2%	6,485	0.3%	13,179	0.9%	13,171	0.9%
Manufacturing	95,191	4.5%	127,127	6.1%	114,113	7.9%	136,039	9.3%
Media	165,866	7.9%	161,843	7.7%	121,302	8.4%	121,300	8.3%
Metal Services and Minerals	—	—%	—	—%	580	0.0%	4,699	0.3%
Mining, Steel, Iron and Non-Precious Metals and Coal Production(1)	—	—%	—	—%	1,448	0.1%	—	—%
Oil and Gas Equipment Services	7,188	0.3%	7,391	0.4%	—	—%	—	—%
Oil and Gas Production	130,928	6.2%	38,993	1.9%	124,662	8.7%	70,923	4.8%
Oilfield Fabrication	—	—%	—	—%	23,076	1.6%	23,076	1.6%
Personal and Nondurable Consumer Products	39,351	1.8%	39,968	1.9%	15,147	1.1%	23,403	1.6%
Production Services	268	0.0%	2,040	0.1%	14,387	1.0%	15,357	1.0%
Property Management	51,770	2.5%	47,982	2.2%	52,420	3.7%	51,726	3.5%
Retail	63	0.0%	129	0.0%	14,669	1.0%	145	0.0%
Shipping Vessels(1)	—	—%	—	—%	11,303	0.8%	3,079	0.2%
Software & Computer Services	53,908	2.6%	54,711	2.6%	37,890	2.7%	38,000	2.7%
Specialty Minerals	37,732	1.8%	44,562	2.1%	30,169	2.1%	34,327	2.3%
Textiles and Leather	15,123	0.7%	17,161	0.8%	12,931	0.9%	15,632	1.1%
Transportation	50,530	2.4%	50,777	2.4%	76,750	5.3%	77,864	5.3%

Total Portfolio	$2,099,313	100.0%	$2,094,221	100.0%	$1,435,734	100.0%	$1,463,010	100.0%

(1)
During the quarter ended December 31, 2011, our ownership of Change Clean Energy Holdings, Inc. ("CCEHI") and Change Clean Energy, Inc. ("CCEI"), Freedom Marine Holdings, LLC ("Freedom Marine") and Yatesville Coal Holdings, Inc. ("Yatesville") was transferred to Energy Solutions to consolidate all of our energy holdings under one management team.

Portfolio Investment Activity

        During the year ended June 30, 2012, we acquired $1,000,885 of new investments, completed follow-on investments in existing portfolio companies, totaling approximately $112,627, funded $1,500 of revolver advances, and recorded PIK interest of $5,647, resulting in gross investment originations of $1,120,659. The more significant of these investments are described briefly in the following:

          On July 1, 2011, we made a senior secured follow-on investment of $2,300 in Boxercraft to support the acquisition of Jones & Mitchell, a supplier of college-licensed apparel. The first lien note bears interest in cash at Libor plus 7.50% and has a final maturity on September 16, 2013.

          On July 8, 2011, we made a senior secured investment of $39,000 to support the recapitalization of Totes Isotoner Corporation ("Totes"). The second lien note bears interest in cash at the greater of 10.75% or Libor plus 9.25% and has a final maturity on January 8, 2018.

          On August 5, 2011 and September 7, 2011, we made senior secured follow-on investments of $3,850 and $11,800, respectively, in ROM to support the acquisitions of Havis Lighting Solutions, a supplier of products primarily used by emergency response and police vehicles, and the acquisition of a leading manufacturer of personal safety products for the transportation and industrial markets. The first lien notes bear interest in cash at the greater of 10.50% or Libor plus 9.50% and have a final maturity on May 8, 2013.

          On August 9, 2011, we provided a $15,000 term loan to support the acquisition of Nobel Learning Communities, Inc., a leading national operator of private schools. The unsecured note bears interest in cash at 11.50% and interest in kind of 1.50% and has a final maturity on August 9, 2017.

          On August 9, 2011, we made an investment of $32,116 to purchase 66.2% of the unrated subordinated notes in Babson CLO Ltd 2011-I.

          On September 16, 2011, we acted as the facility agent and lead lender of a syndication of lenders that collectively provided $132,000 in senior secured financing to support the financing of Capstone Logistics, LLC ("Capstone"), a leading logistics company. This company provides a broad array of logistics services to a diverse group of blue chip customers in the grocery, food service, retail, and specialty automotive industries. As of June 30, 2012 our investment is $75,418 structured as $33,793 of Term Loan A and $41,625 of Term Loan B first lien notes. After the financing, we received repayment of the loan that was outstanding for Progressive Logistics Services, LLC. The Term Loan A notes bear interest in cash at the greater of 7.50% or Libor plus 5.50% and have a final maturity on September 16, 2016. The Term Loan B notes bear interest in cash at the greater of 13.50% or Libor plus 11.50% and have a final maturity on September 16, 2016.

          On September 30, 2011, we provided a $23,000 senior secured loan to support the recapitalization of Anchor Hocking, LLC ("Anchor Hocking"), a leading designer, manufacturer, and marketer of high quality glass products for the retail, food service, and OEM channels. The second lien note bears interest in cash at the greater of 10.50% or Libor plus 9.00% and has a final maturity on September 27, 2016.

          On October 13, 2011 and October 19, 2011, we made investments of $9,319 and $1,358, respectively, to purchase 32.9% of the unrated subordinated notes to Apidos CLO VIII, Ltd ("Apidos VIII").

          On October 24, 2011, we made a secured second lien investment of $6,000 in Renaissance Learning, Inc., a leading provider of technology based school improvement and student assessment programs. The second lien loan bears interest in cash at the greater of 12.0% or Libor plus 10.50% and has a final maturity on October 19, 2018.

          On October 28, 2011, we made a follow-on investment of $8,200 in Empire Today, LLC. The follow-on first lien note bears interest in cash at 11.375% and has a final maturity on February 1, 2017.

          On November 4, 2011, we made a secured second lien investment of $15,000 to support the acquisition of Injured Workers Pharmacy, LLC, a specialty pharmacy services company, in a private equity backed transaction. The secured loan bears interest in cash at the greater of 12.0% or Libor plus 7.50% and has a final maturity on November 4, 2017.

          On December 2, 2011, we made a secured second-lien follow-on investment of $7,500 to American Gilsonite Company ("American Gilsonite") for a dividend recapitalization. After the financing, we received a $1,383 dividend as a result of our equity holdings in American Gilsonite. The second lien note bears interest in cash at the greater of 12.0% or Libor plus 10.0% and interest in kind of 2.5% and has a final maturity on March 10, 2016.

          On December 22, 2011, we made a secured first lien investment of $31,083 to VanDeMark Chemicals, Inc ("VanDeMark"), a specialty chemical manufacturer. The secured loan bears interest in cash at the greater of 12.2% or Libor plus 10.2% and has a final maturity on December 31, 2014.

          On December 22, 2011, we made an investment of $17,900 to purchase 13.2% of the secured Class D Notes and 86.0% of the unsecured Class E Notes in CIFC Funding 2011-I, Ltd ("CIFC"). The $2,500 secured Class D Notes bear interest in cash at Libor plus 5.0% and have a final maturity date on January 19, 2023. The $15,400 unsecured Class E Notes bear interest in cash at Libor plus 7.0% and have a final maturity on January 19, 2023.

          On December 28, 2011, we made a secured first-lien follow-on investment of $4,750 in Energy Solutions in order to facilitate the acquisition of a new vessel by Vessel Holdings LLC, a subsidiary of Freedom Marine. We invested $1,250 of equity in Energy Solutions and $3,500 of debt to Vessel Holdings LLC. The first lien note bears interest in cash at 18.0% and has a final maturity of December 12, 2016.

          On December 28, 2011, we made a secured debt investment of $10,000 to support the acquisition of Hoffmaster Group, Inc. After the financing we received a repayment of the loan that was previously outstanding. The $10,000 second lien note bears interest in cash at the greater of 11.0% or Libor plus 9.50% and has a final maturity date of January 3, 2019.

          On December 28, 2011, we made a secured debt investment of $37,218 to support the recapitalization of NRG. After the financing, we received repayment of the $13,080 loan that was previously outstanding and a dividend of $6,711 as a result of our equity holdings. In addition, we sold 392 shares of NRG common stock for $13,266, realizing a gain of $12,131. Our remaining 408 shares of NRG common stock held by us were sold back to NRG on February 2, 2012. The secured first lien note bears interest at 15.0% and has a final maturity on December 27, 2016.

          On December 30, 2011, we provided $8,000 of senior secured debt to Hi-Tech Testing Service, Inc. and Wilson Inspection X-Ray Services, Inc, a provider of non-destructive testing services to detect leaks and other defects in pipes, vessels, and related equipment for the oil and gas pipeline, chemical and paper and pulp industries. The secured note bears interest in cash at 11.0% and has a final maturity on September 26, 2016.

          On January 12, 2012, we made a follow-on investment of $16,500 to purchase 86.8% of the secured Class D Notes in CIFC. The secured Class D Notes bear interest in cash at Libor plus 5.0% and have a final maturity date on January 19, 2023.

          On January 17, 2012, we provided $18,332 of secured second-lien financing to National Bankruptcy Solutions, LLC, a financial services processing company purchased by a leading private equity sponsor. The second lien note bears interest in cash at the greater of 12.00% or Libor plus 9.0% and interest in kind of 1.50% and has a final maturity of July 17, 2017.

          On February 10, 2012, we provided $15,000 of secured second-lien financing to Rocket Software, Inc., a leading global infrastructure software company. The second lien note bears interest in cash at the greater of 10.25% or Libor plus 8.75% and has a final maturity of February 8, 2019.

          On February 15, 2012, we provided $25,000 of secured second-lien financing to Blue Coat Systems, Inc., a leading provider of Web security and wide area network (WAN) optimization solutions. The second lien note bears interest in cash at the greater of 11.50% or Libor plus 10.0% and has a final maturity of August 15, 2018.

          On February 24, 2012, we made a follow-on investment of $7,856 to purchase 23.9% of the unrated subordinated notes to Apidos VIII.

          On February 28, 2012, we made a senior secured follow-on investment of $9,500 in Clearwater Seafoods LP ("Clearwater") to finance the repayment of a senior secured note due to mature in 2012 and settle outstanding claims senior to our own investment. The second lien note bears interest in cash at 12.00% and has a final maturity of February 4, 2016.

          On February 29, 2012, we provided $15,000 of secured second-lien financing to Focus Brands, Inc., a leading franchiser and operator of restaurants, cafes, ice cream stores and retail bakeries. The second lien note bears interest in cash at the greater of 10.25% or Libor plus 9.00% and has a final maturity on August 21, 2018.

          On March 1, 2012, we made a senior secured follow-on investment of $27,500 in SG Acquisition Inc. ("Safe-Guard") to support a recapitalization. As of June 30, 2012, our investment is $26,367 structured as $12,686 of Term Loan C and $13,681 of Term Loan D first lien notes. The Term Loan C note bears interest in cash at the greater of 8.50% or Libor plus 6.50% and has a final maturity of March 18, 2016. The Term Loan D notes bears interest in cash at the greater of 14.50% or Libor plus 12.50% and has a final maturity of March 18, 2016.

          On March 14, 2012, we made an investment of $26,569 to purchase 74.4% of the unrated subordinated notes in Babson CLO Ltd 2012-I.

          On March 27, 2012, we provided $12,500 of senior secured financing to IDQ Holdings, Inc., a manufacturer of a refrigerant refill kit for automobile air conditioners. The senior secured note bears interest in cash at 11.50% and has a final maturity of April 1, 2017.

          On April 2, 2012 we made an investment of $22,000 to purchase 51.2% of the subordinated notes in Galaxy.

          On April 16, 2012, we made a senior secured debt investment of $15,000 to support the acquisition of Nixon, a designer and distributor of watches and accessories. The first lien note bears interest in cash at 8.75% and interest in kind of 2.75% and has a final maturity of April 16, 2018.

          On April 20, 2012 we made an investment of $43,195 to purchase 71.1% of the LP Certificates in Symphony.

          On May 17, 2012, we made an investment of $50,000 in Archipelago, providers of educational software which deliver online curriculum and assessments to the U.S. educational market. The second lien note bears interest in cash at the greater of 11.25% or Libor plus 9.75% and has a final maturity of May 17, 2019.

          On May 21, 2012, we made a follow-on investment of $10,500 in Stauber. The first lien note bears interest in cash at the greater of 10.5% or Libor plus 7.5% and has a final maturity of May 21, 2017.

          On June 1, 2012, we made a senior secured second lien investment of $17,500 in SMC. The second lien note bears interest in cash at 12.0% and interest in kind of 5.0% and has a final maturity of May 31, 2017.

          On June 7, 2012, we provided $51,100 of senior secured financing to Naylor, an outsourced provider of media and communications services to professional, trade and interest associations, of which $48,600 was funded at closing. The first lien notes bear interest in cash at the greater of 11.0% or Libor plus 8.0% and has a final maturity of June 7, 2017.

          On June 7, 2012, we made an investment of $27,449 to purchase 73.6% of the unrated subordinated notes in Babson 2012-IIA.

          On June 14, 2012, we made an investment of $18,723 to purchase 52.7% of the subordinated notes in Apidos IX.

          On June 15, 2012, we completed the acquisition of the businesses of First Tower. We acquired 80.1% of First Tower's businesses for $110,200 in cash and 14,518,207 unregistered shares of our common stock. The first lien note bears interest at the greater of 18.50% or Libor plus 17.0% and has a final maturity of June 30, 2022.

          On June 22, 2012, we made an investment of $25,810 to purchase 51.0% of the subordinated notes in Madison IX.

        During the year ended June 30, 2012, we closed-out fifteen positions which are briefly described below.

          On October 31, 2011, IEC-Systems, LP/Advanced Rig Services, LLC ("IEC/ARS") repaid the $20,909 loan receivable to us.

          On November 21, 2011, we received an equity distribution from the sale of our shares of Fairchild Industrial Products, Co. ("Fairchild") common and preferred stock, realizing $1,549 of gross proceeds and a total gain of $960 on settlement of the investment.

          On December 29, 2011, Iron Horse Coiled Tubing, Inc ("Iron Horse") repaid the $11,338 loan receivable to us.

          On December 30, 2011, we exited our investment in Mac & Massey and received $10,239 for repayment of the $9,323 loan receivable to us and monetization of our equity position, resulting in a realized gain of $820. We recognized $694 of accelerated purchase discount accretion in the quarter ended December 31, 2011.

          On January 9, 2012, Arrowhead repaid the $27,000 loan receivable to us.

          On January 31, 2012, AFI repaid the $7,441 loan receivable to us.

          On February 2, 2012, NRG was sold to an outside buyer for $123,258. In conjunction with the sale, the $37,218 loan that was outstanding was repaid. We also received a $26,936 make-whole fee for early repayment of the outstanding loan, which was recorded as interest income in the year ended June 30, 2012. Further, we received a $3,800 advisory fee for the transaction, which was recorded as other income in the year ended June 30, 2012. After expenses, including the make whole and advisory fees discussed above, $40,886 was available to be distributed to stockholders. While our 408 shares of NRG common stock represented 67.1% of the ownership, we received net proceeds of $25,991 as our contribution to the escrow amount was proportionately higher than the other shareholders. In connection with the sales, we recognized a realized gain of $24,810 in the results for year ended June 30, 2012. In total, we received proceeds of $93,977 at closing. In addition, there is $11,125 being held in escrow of which 80% is due to us upon release of the escrowed amounts. This will be recognized as additional gain when and if received.

          On March 16, 2012, VPSI, Inc. repaid the $16,958 loan receivable to us.

          On March 23, 2012, Anchor Hocking repaid the $20,444 loan receivable to us.

          On March 30, 2012, ROM repaid the $31,638 loan receivable to us.

          On May 8, 2012, SonicWALL repaid the $23,000 loan receivable to us.

          On May 31, 2012, Copernicus repaid the remaining $17,596 loan receivable to us and we received $2,562 for our preferred stock positions, resulting in a realized gain of $2,283.

          On June 1, 2012, we sold our membership interests in C&J for $4,000, recognizing a realized gain of $3,420 on the sale, and received an advisory fee of $1,500.

          On June 15, 2012, we exited our investment in Nupla for a sales price of $6,850. After payment of expenses, including accumulated managerial assistance of $450 paid to our Administrator and a $1,500 structuring fee paid to us, the proceeds were applied to repayment of the loans receivable to us, resulting in a realized gain of $2,907, as this loan was acquired in the Patriot Capital acquisition at a discount to the par amount outstanding.

          On June 29, 2012, Sport Helmets repaid the $17,556 loan receivable to us. We recognized $2,585 of accelerated purchase discount accretion in the quarter ended June 30, 2012.

        During the year ended June 30, 2012, we also received principal amortization payments of $23,923 on several loans, and $38,418 of partial prepayments primarily related to AIRMALL, AFI, Ajax, Byrider Systems Acquisition Corp., Copernicus, EXL, Fischbein, Iron Horse, LHC, Nupla, Northwestern, Progrexion Holdings, Inc. ("Progrexion"), ROM, Seaton Corp. and Stauber Performance Ingredients, Inc.

        During the year ended June 30, 2012, we recognized $6,613 of interest income due to purchase discount accretion from the assets acquired from Patriot. Included in the $6,613 is $3,083 of normal accretion and $3,530 of accelerated accretion resulting from the repayment of Mac & Massey, Nupla, ROM and Sport Helmets. We expect to recognize $284 of normal accretion during the three months ended September 30, 2012.

        During the year ended June 30, 2011, we recognized $22,084 of interest income due to purchase discount accretion from the assets acquired from Patriot. Included in the $22,084 is $4,912 of normal accretion, $12,035 of accelerated accretion resulting from the repayment of Impact Products, Label Corp and Prince, and $4,968 of accelerated accretion resulting from the recapitalization of our debt investments in Arrowhead, Copernicus, Fischbein and Northwestern. The restructured loans for Arrowhead, Copernicus, Fischbein and Northwestern were issued at market terms comparable to other industry transactions. In accordance with ASC 320-20-35 the cost basis of the new loans were recorded at par value, which precipitated the acceleration of original purchase discount from the loan repayments which were recognized as interest income.

        During the period from the acquisition of Patriot on December 2, 2009 to June 30, 2010, we recognized $18,795 of interest income due to purchase discount accretion from the assets acquired from Patriot. Included in this amount is $4,579 of normal accretion and $14,216 of accelerated accretion resulting from the early repayments of four loans, three revolving lines of credit, sale of one investment position and restructuring of our loans to AFI, EXL, LHC, Prince and ROM. The revised terms were more favorable than the original terms and increased the present value of the future cash flows. In accordance with ASC 320-20-35 the cost basis of the new loans were recorded at par value, which precipitated the acceleration of original purchase discount from the loan repayment which was recognized as interest income.

        The following is a quarter-by-quarter summary of our investment activity:

Quarter-End	Acquisitions(1)	Dispositions(2)
June 30, 2012	$573,314	$146,292
March 31, 2012	170,073	188,399
December 31, 2011	154,697	120,206
September 30, 2011	222,575	46,055
June 30, 2011	312,301	71,738
March 31, 2011	359,152	78,571
December 31, 2010	140,933	67,405
September 30, 2010	140,951	68,148
June 30, 2010	88,973	39,883
March 31, 2010	59,311	26,603
December 31, 2009(3)	210,438	45,494
September 30, 2009	6,066	24,241
June 30, 2009	7,929	3,148
March 31, 2009	6,356	10,782
December 31, 2008	13,564	2,128
September 30, 2008	70,456	10,949
June 30, 2008	118,913	61,148
March 31, 2008	31,794	28,891
December 31, 2007	120,846	19,223
September 30, 2007	40,394	17,949
June 30, 2007	130,345	9,857
March 31, 2007	19,701	7,731
December 31, 2006	62,679	17,796
September 30, 2006	24,677	2,781
June 30, 2006	42,783	5,752
March 31, 2006	15,732	901
December 31, 2005	—	3,523
September 30, 2005	25,342	—
June 30, 2005	17,544	—
March 31, 2005	7,332	—
December 31, 2004	23,771	32,083
September 30, 2004	30,371	—

Since inception	$3,249,313	$1,157,677

(1)
Includes new deals, additional fundings, refinancings and PIK interest.

(2)
Includes scheduled principal payments, prepayments and refinancings.

(3)
The $210,438 of acquisitions for the quarter ended December 31, 2009 includes $207,126 of portfolio investments acquired from Patriot.

Investment Valuation

        In determining the fair value of our portfolio investments at June 30, 2012 the Audit Committee considered valuations from the independent valuation firm having an aggregate range of $2,018,360 to $2,190,139, excluding money market investments.

        In determining the range of value for debt instruments, the independent valuation firm generally shadow rated the investment and then based upon the range of ratings, determined appropriate yields to maturity for a loan rated as such. A discounted cash flow analysis was then prepared using the appropriate yield to maturity as the discount rate, yielding the ranges. For equity investments, the enterprise value was determined by applying EBITDA multiples for similar recent investment sales. For stressed equity investments, a liquidation analysis was prepared.

        The Board of Directors looked at several factors in determining where within the range to value the asset including: recent operating and financial trends for the asset, independent ratings obtained from third parties and comparable multiples for recent sales of companies within the industry. The composite of all these analysis, applied to each investment, was a total valuation of $2,094,221, excluding money market investments.

        Our portfolio companies are generally lower middle market companies, outside of the financial sector, with less than $150,000 of annual EBITDA. We believe our market has experienced less volatility than others because we believe there are more buy and hold investors who own these less liquid investments.

        Control investments offer increased risk and reward over straight debt investments. Operating results and changes in market multiples can result in dramatic changes in values from quarter to quarter. Significant downturns in operations can further result in our looking to recoveries on sales of assets rather than the enterprise value of the investment. Several control investments in our portfolio are under enhanced scrutiny by our senior management and our Board of Directors and are discussed below.

  AIRMALL USA, Inc.

          AIRMALL is a leading developer and manager of airport retail operations. AIRMALL has developed and presently manages all or substantially all of the retail operations and food and beverage concessions at Baltimore/Washington International Thurgood Marshall Airport (BWI), Boston Logan International Airport (BOS), Cleveland Hopkins International Airport (CLE) and Pittsburgh International Airport (PIT). AIRMALL does so pursuant to long-term, infrastructure-like contracts with the respective municipal agencies that own and operate the airports.

          On July 30, 2010, we invested $52,420 of combined debt and equity as follows: $30,000 senior term loan, $12,500 senior subordinated note and $9,920 preferred equity. We own 100% of AIRMALL's equity securities. AIRMALL's financial performance has been consistent since the acquisition and we continue to monitor the medium to long-term growth prospects for the company.

          The Board of Directors decreased the fair value of our investment in AIRMALL to $47,982 as of June 30, 2012, a discount of $3,788 from its amortized cost, compared to the $694 unrealized depreciation recorded at June 30, 2011.

  Ajax Rolled Ring & Machine, Inc.

          Ajax forges large seamless steel rings on two forging mills in the company's York, South Carolina facility. The rings are used in a range of industrial applications, including in construction equipment and power turbines. Ajax also provides machining and other ancillary services.

          We acquired a controlling equity interest in Ajax in a recapitalization of Ajax that was closed on April 4, 2008. We funded $22,000 of senior secured term debt, $11,500 of subordinated term debt and $6,300 of equity as of that closing. During the fiscal year ended June 30, 2010, we funded an additional $3,530 of secured subordinated debt to refinance a third-party revolver provider and provide working capital. Ajax repaid $3,461 of this secured subordinated debt during the quarter ended September 30, 2010. As of June 30, 2012, we control 78.01% of the fully-diluted common and preferred equity. The principal balance of our senior debt to Ajax was $20,167 and new debt was $15,035 as of June 30, 2012.

          The Board of Directors increased the fair value of our investment in Ajax to $52,410 as of June 30, 2012, a premium of $11,151 from its amortized cost, compared to the $7,822 unrealized depreciation recorded at June 30, 2011.

  Energy Solutions Holdings Inc. (f/k/a Gas Solutions Holdings, Inc.)

          Energy Solutions owns interests in other companies operating in the energy sector. These include operating offshore supply vessels and ownerships of a non-operating biomass plant and several coal mines. Energy Solutions subsidiaries formerly owned interests in a gas gathering and processing system in the East Texas.

          In December 2011, we completed a reorganization of Gas Solutions Holdings, Inc. ("GSHI") renaming the company Energy Solutions and transferring ownership of other operating companies owned by us and operating within the energy industry with the intent of strategically expanding Energy Solutions operations across energy sectors. As part of the reorganization, we transferred our equity interests in CCEHI, CCEI, Freedom Marine and Yatesville to Energy Solutions. On December 28, 2011, we made a follow-on investment of $4,750 to support the acquisition of a new vessel by Vessel Holdings LLC, a subsidiary of Freedom Marine.

          On January 4, 2012, Energy Solutions sold its gas gathering and processing assets ("Gas Solutions") for a sale price of $199,805, adjusted for the final working capital settlement, including a potential earnout of $28,000 that will be paid based on the future performance of Gas Solutions. Our loans to and investment in Energy Solutions remain outstanding as Energy Solutions and will continue as a portfolio company of Prospect managing other energy-related subsidiaries. The cash balances of Energy Solutions continue to collateralize our loan positions.

          In determining the value of Energy Solutions, we have utilized two valuation techniques to determine the value of the investment. Our Board of Directors has determined the value to be $126,868 for our debt and equity positions at June 30, 2012 based upon a combination of a current value method for the cash balances of Energy Solutions and a liquidation analysis for our interests in CCEHI, CCEI, Freedom Marine and Yatesville. At June 30, 2012 and June 30, 2011, Energy Solutions, including the underlying portfolio companies affected by the reorganization, was valued at $63,623 and $51,491 above its amortized cost, respectively. We received a distribution of $33,250 from Energy Solutions which was recorded as dividend income during the quarter ended June 30, 2012.

  First Tower Holdings of Delaware LLC

          First Tower is a multiline specialty finance company based in Flowood, Mississippi with over 150 branch offices.

          On June 15, 2012, we acquired 80.1% of First Tower's businesses for $110,200 in cash and 14,518,207 unregistered shares of our common stock. Based on our share price of $11.06 at the time of issuance, we acquired our 80.1% interest in First Tower for approximately $270,771. As consideration for our investment, First Tower Holdings of Delaware, which is 100% owned by us, recorded a secured revolving credit facility to us of $244,760 and equity of $43,193. First Tower Delaware owns 80.1% of First Tower Holdings LLC, the holding company of First Tower. The assets of First Tower acquired include, among other things, the subsidiaries owned by First Tower, which hold finance receivables, leaseholds, and tangible property associated with First Tower's businesses. We received $8,075 in structuring fee income as part of the acquisition.

          The Board of Directors set the fair value of our investment in First Tower to $287,953 as of June 30, 2012, equal to its amortized cost.

        The financial statements of First Tower Corp. and subsidiaries have been previously filed on our Amendment No. 1 to Current Report on Form 8-K/A dated August 31, 2012, the index to which begins on page F-1 of such 8-K/A.

  Integrated Contract Services, Inc.

          ICS is a company that was created to purchase the assets of ESA Environmental Specialists, Inc. ("ESA") out of bankruptcy in April 2007. ESA was a contract management company with core expertise in construction, environmental and engineering services and competed in the market for government contracts. Prior to January 2009, ICS owned the assets of ESA and 100% of the stock of The Healing Staff ("THS"). THS is a contractor focused on providing outsourced medical staffing solutions primarily to government agencies.

          ESA originally defaulted under our contract governing our investment in ESA, prompting us to commence foreclosure actions with respect to certain ESA assets in respect of which we have a priority lien. In response to our actions, ESA filed voluntarily for reorganization under the bankruptcy code on August 1, 2007. On September 20, 2007, the U.S. Bankruptcy Court approved a Section 363 Asset Sale from ESA to us. To complete this transaction, we contributed our ESA debt to a newly-formed entity, ICS, and provided funds for working capital on October 9, 2007. In return for the ESA debt, we received senior secured debt in ICS of equal amount to our ESA debt, preferred stock of ICS, and 49% of the ICS common stock. ICS subsequently ceased operations and assigned the collateral back to us. ICS is in default of both payment and financial covenants. During September and October 2007, we provided $1,170 to THS for working capital.

          In January 2009, we foreclosed on the real and personal property of ICS. Through this foreclosure process, we gained 100% ownership of THS and certain ESA assets. THS provides outsourced medical staffing and security staffing services to governmental and commercial enterprises. In November 2009, THS was informed that the U.S. Air Force would not exercise its option to renew its contract. THS continues to solicit new contracts to replace the revenue lost when the Air Force contract ended. As part of its strategy to recovery from the loss of the Air Force contract, in 2010 THS started a new business, Vets Securing America, Inc. ("VSA"), to provide out-sourced security guards staffed primarily using retired military veterans. During the year ended June 30, 2011 and the six months ended December 31, 2011, we made follow-on secured debt investments of $1,708 and $874, respectively, to support the ongoing operations of THS and VSA. In early May 2012, we made short-term secured debt investments of $118 and $42, respectively, to support the operations of THS and VSA, which short term debt was repaid in early June 2012. There were no additional fundings during the six months ended June 30, 2012. In October 2011, we sold a building acquired from ESA for $894. In January 2012, we received $2,250 towards an ESA litigation settlement. The proceeds from both of these transactions were used to reduce the outstanding loan balance due to us. In May 2012, in connection with the implementation of accounts receivable based funding programs for THS and VSA with a third party provider we agreed to subordinate our first priority security interest in all of the accounts receivable and other assets of THS and VSA to the third party provider of that accounts receivable based funding.

          Based upon an analysis of the liquidation value of the ESA assets and the enterprise value of THS/VSA, our Board of Directors determined the fair value of our investment in ICS to be zero at June 30, 2012, a reduction of $15,949 from its amortized cost, compared to the $16,453 unrealized loss recorded at June 30, 2011.

  Manx Energy, Inc.

          Manx was formed for the purpose of rolling up the assets of two existing Prospect portfolio companies, Coalbed, LLC ("Coalbed") and Appalachian Energy Holdings, LLC ("AEH"), bringing them under new management, restructuring the outstanding debt, and infusing additional capital to allow for future growth. Coalbed is the owner of 100% of the outstanding equity interests of Coalbed Pipelines, LLC and Coalbed Operator, LLC. Coalbed was formed in October 2009 to acquire our outstanding senior secured loan and assigned interests in Conquest Cherokee, LLC ("Conquest"). Conquest's assets consisted primarily of coalbed methane reserves in the Cherokee Basin. AEH was formed in 2006 and is the owner of 100% of the outstanding equity interests of East Cumberland L.L.C., a provider of outsourced mine site development and construction services for coal production companies operating in Southern Appalachia, and C&S Oilfield and Pipeline Construction, a provider of support services to companies engaged in the exploration and production of oil and natural gas.

          On January 19, 2010, we modified the terms of our senior secured debt in AEH and Coalbed in conjunction with the formation of Manx, a new entity consisting of the assets of AEH, Coalbed and Kinley Exploration LLC. The assets of the three companies were combined under new common management. We funded $2,800 at closing to Manx to provide for working capital. A portion of our loans to AEH and Coalbed was exchanged for Manx preferred equity, while our AEH equity interest was converted into Manx common stock. There was no change to fair value at the time of restructuring, and we continue to fully reserve any income accrued for Manx. During the year ended June 30, 2011, we made a follow-on secured debt investments of $750 in Manx to support ongoing operations. On June 30, 2012, Manx assigned the membership interests of Coalbed and AEH to Wolf Energy Holdings, Inc. ("Wolf"), a newly-formed, separately owned holding company.

          The Board of Directors decreased the fair value of our investment in Manx to zero as of June 30, 2012, a reduction of $11,028 from its amortized cost, compared to the $17,707 unrealized loss recorded at June 30, 2011.

  Wolf Energy Holdings, Inc.

          Wolf Energy Holdings, Inc. ("Wolf") is a holding company formed to hold 100% of the outstanding membership interests of each of Coalbed and AEH. The membership interests of Coalbed and AEH, which were previously owned by Manx, were assigned to Wolf effective June 30, 2012. The purpose of assignment was to remove those activities from Manx deemed non-core by the Manx convertible debt investors who were not interested in funding those operations. In addition, effective June 29, 2012 C&J Cladding Holding Company, Inc. ("C&J") merged with and into Wolf, with Wolf surviving. At the time of the merger, C&J held the remaining undistributed proceeds from the sale of its membership interests in C&J Cladding, LLC. The merger was effectuated in connection with the broader simplification of our energy investment holdings.

          The Board of Directors set the fair value of our investment in Wolf to zero as of June 30, 2012, a reduction of $7,991 from its amortized cost.

        Equity positions in the portfolio are susceptible to potentially significant changes in value, both increases as well as decreases, due to changes in operating results. Two of our portfolio companies experienced such volatility due to improved operating results and experienced meaningful increases in valuation during the year ended June 30, 2012—Ajax and R-V. The valuation of Ajax increased due to improved operating results and emergent customer base. The value of our equity position in Ajax has increased to $17,191 as of June 30, 2012, a premium of $11,134 to its cost, compared to the $6,057 unrealized loss recorded at June 30, 2011. The valuation of R-V has increased due to improved operating results. The value of our equity position in R-V has increased to $23,856 as of June 30, 2012, a premium of $17,087 to its cost, compared to the $1,348 unrealized gain recorded at June 30, 2011. Six of the other controlled investments have been valued at discounts to the original investment. Four of the control investments are valued at the original investment amounts or higher. Overall, at June 30, 2012, the control investments are valued at $46,474 above their amortized cost.

        We hold three affiliate investments at June 30, 2012. The affiliate investments reported strong operating results with valuations remaining relatively consistent from June 30, 2011. Our equity investment in Biotronic experienced a decrease in valuation as in the prior year we anticipated that the company would be sold at a substantial premium to our cost basis. This sales process was discontinued during the year ended June 30, 2012 as the buyer and Biotronic could not agree to terms acceptable to each party. The value of our equity position in Biotronic has decreased to $2,693 as of June 30, 2012, a discount of $186 to its amortized cost, compared to the $4,127 unrealized gain recorded at June 30, 2011. Overall, at June 30, 2012, affiliate investments are valued $1,887 above their amortized cost.

        With the Non-control/Non-affiliate investments, generally, there is less volatility related to our total investments because our equity positions tend to be smaller than with our control/affiliate investments, and debt investments are generally not as susceptible to large swings in value as equity investments. For debt investments, the fair value is limited on the high side to each loan's par value, plus any prepayment premia that could be imposed. Many of the debt investments in this category have not experienced a significant change in value, as they were previously valued at or near par value. The exception to this categorization relates to investments which were acquired in the Patriot Acquisition, many of which were acquired at significant discounts to par value, and any changes in operating results or interest rates can have a significant effect on the value of such investments. During the year ended June 30, 2012, our investment in Stryker Energy, LLC ("Stryker") experienced a decrease in valuation due to declining operating results and lower natural gas prices. The value of our investment in Stryker has decreased to $1,623 as of June 30, 2012, a discount of $31,088 to its amortized cost, compared to the $6,706 unrealized loss recorded at June 30, 2011. The decrease was due primarily to a drop in natural gas prices during the year ended June 30, 2012. During the year ended June 30, 2012, our investment in H&M Oil & Gas, LLC ("H&M") also experienced a significant decrease in valuation due to declining operating results. The value of our investment in H&M has decreased to $35,031 as of June 30, 2012, a discount of $29,418 to its amortized cost, compared to the $21,556 unrealized loss recorded at June 30, 2011. Other Non-control/Non-affiliate investments did not experience significant changes in valuation and are generally performing as expected or better than expected. Overall, at June 30, 2012, other Non-control/Non-affiliate investments are valued $7,053 above their amortized cost, excluding our investments in H&M and Stryker.

Capitalization

        Our investment activities are capital intensive and the availability and cost of capital is a critical component of our business. We capitalize our business with a combination of debt and equity. Our debt currently consists of a revolving credit facility availing us of the ability to borrow debt subject to borrowing base determinations and Senior Convertible Notes which we issued in December 2010, February 2011 and April 2012, Prospect Capital InterNotes®, which we may issue from time to time, and our equity capital, which is comprised entirely of common equity. The following table shows the Revolving Credit Facility, Senior Convertible Notes, Senior Unsecured Notes and InterNotes® amounts and outstanding borrowings at June 30, 2012 and June 30, 2011:

	As of June 30, 2012		As of June 30, 2011
	Maximum Draw Amount	Amount Outstanding	Maximum Draw Amount	Amount Outstanding
Revolving Credit Facility	$492,500	$96,000	$325,000	$84,200
Senior Convertible Notes	$447,500	$447,500	$322,500	$322,500
Senior Unsecured Notes	$100,000	$100,000	$—	$—
InterNotes®	$20,638	$20,638	$—	$—

        The following table shows the contractual maturity of our Revolving Credit Facility, Senior Convertible Notes, Senior Unsecured Notes and InterNotes® at June 30, 2012:

	Payments Due by Period
	Total	Less than 1 year	1 - 3 Years	3 - 5 Years	After 5 Years
Revolving Credit Facility	$96,000	$—	$96,000	$—	$—
Senior Convertible Notes	447,500	—	—	317,500	130,000
Senior Unsecured Notes	100,000	—	—	—	100,000
InterNotes®	20,638	—	—	—	20,638

Total contractual obligations	$664,138	$—	$96,000	$317,500	$250,638

        We have and expect to continue to fund a portion of our cash needs through borrowings from banks, issuances of senior securities, including secured, unsecured and convertible debt securities and preferred stock, or issuances of common equity. For flexibility, we maintain a universal shelf registration statement that allows for the public offering and sale of our debt securities, common stock, preferred stock and warrants to purchase such securities in an amount up to $465,163 as of June 30, 2012. We may from time to time issue securities pursuant to the shelf registration statement or otherwise pursuant to private offerings. The issuance of debt or equity securities will depend on future market conditions, funding needs and other factors and there can be no assurance that any such issuance will occur or be successful.

Revolving Credit Facility

        On June 11, 2010, we closed an extension and expansion of our existing credit facility with a syndicate of lenders through PCF (the "2010 Facility"). The 2010 Facility, which had $325,000 total commitments as of June 30, 2011, included an accordion feature which allowed the Syndicated Facility to accept up to an aggregate total of $400,000 of commitments, a limit which was met on September 1, 2011. Interest on borrowings under the 2010 Facility was one-month Libor plus 325 basis points, subject to a minimum Libor floor of 100 basis points. Additionally, the lenders charged a fee on the unused portion of the 2010 Facility equal to either 75 basis points if at least half of the credit facility is used or 100 basis points otherwise.

        On March 27, 2012, we renegotiated the Syndicated Facility and closed on an expanded five-year $650,000 revolving credit facility (the "2012 Facility"). The lenders have extended commitments of $492,500 under the 2012 Facility as of June 30, 2012; which was increased by $507,500 in July 2012 (See Recent Developments). The 2012 Facility includes an accordion feature which allows commitments to be increased up to $650,000 in the aggregate. The revolving period of the 2012 Facility extends through March 2015, with an additional two year amortization period (with distributions allowed) after the completion of the revolving period. During such two year amortization period, all principal payments on the pledged assets will be applied to reduce the balance. At the end of the two year amortization period, the remaining balance will become due, if required by the lenders.

        The 2012 Facility contains restrictions pertaining to the geographic and industry concentrations of funded loans, maximum size of funded loans, interest rate payment frequency of funded loans, maturity dates of funded loans and minimum equity requirements. The 2012 Facility also contains certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, violation of which could result in the early termination of the 2012 Facility. The 2012 Facility also requires the maintenance of a minimum liquidity requirement. At June 30, 2012, we were in compliance with the applicable covenants.

        Interest on borrowings under the 2012 Facility is one-month Libor plus 275 basis points with no minimum Libor floor. Additionally, the lenders charge a fee on the unused portion of the 2012 Facility equal to either 50 basis points if at least half of the credit facility is drawn or 100 basis points otherwise. The 2012 Facility requires us to pledge assets as collateral in order to borrow under the credit facility. As of June 30, 2012 and June 30, 2011, we had $451,252 and $255,673, respectively, available to us for borrowing under our 2012 Facility, of which the amount outstanding was $96,000 and $84,200, respectively. As additional investments that are eligible are transferred to PCF and pledged under the 2012 Facility, PCF will generate additional availability up to the commitment amount of $492,500. At June 30, 2012, the investments used as collateral for the 2012 Facility had an aggregate market value of $783,384, which represents 51.8% of our net assets. These assets have been transferred to PCF, a bankruptcy remote special purpose entity, which owns these investments and as such, these investments are not available to our general creditors. PCF holds all of these investments at market value as of June 30, 2012. The release of any assets from PCF requires the approval of the facility agent.

        Concurrent with the extension of our 2012 Facility, in March 2012, we wrote off $304 of the unamortized debt issue costs associated with the previous credit facility, in accordance with ASC 470-50, Debt Modifications and Extinguishments. In connection with the origination and amendments of the 2012 Facility, we incurred $8,428 of fees, including $1,319 of fees carried over from the previous facility, which are being amortized over the term of the facility in accordance with ASC 470-50, Debt Modifications and Extinguishments, of which $8,722 remains to be amortized.

        During the years ended June 30, 2012, June 30, 2011 and June 30, 2010, we recorded $14,883, $8,507 and $8,382 of interest costs, unused fees and amortization of financing costs on our credit facility as interest expense, respectively.

Senior Convertible Notes

        On December 21, 2010, we issued $150,000 in aggregate principal amount of our 6.25% senior convertible notes due 2015 ("2015 Notes") for net proceeds following underwriting expenses of approximately $145,200. Interest on the 2015 Notes is paid semi-annually in arrears on June 15 and December 15, at a rate of 6.25% per year, commencing June 15, 2011. The 2015 Notes mature on December 15, 2015 unless converted earlier. The 2015 Notes are convertible into shares of common stock at an initial conversion rate and conversion rate at June 30, 2012 of 88.0902 and 88.1030 shares of common stock, respectively, per $1 principal amount of 2015 Notes, which is equivalent to a conversion price of approximately $11.35 per share of common stock, subject to adjustment in certain circumstances. The conversion price in effect at June 30, 2012 was last calculated on the anniversary of the issuance (December 21, 2010) and will next be adjusted on the next anniversary, unless the exercise price shall have changed by more than 1% before the anniversary. The conversion rate for the 2015 Notes will be increased if monthly cash dividends paid to common shares exceed the rate of $0.101125 cents per share, subject to adjustment.

        On February 18, 2011, we issued $172,500 in aggregate principal amount of our 5.50% senior convertible notes due 2016 ("2016 Notes") for net proceeds following underwriting expenses of approximately $167,325. Interest on the 2016 Notes is paid semi-annually in arrears on February 15 and August 15, at a rate of 5.50% per year, commencing August 15, 2011. The 2016 Notes mature on August 15, 2016 unless converted earlier. The 2016 Notes are convertible into shares of common stock at an initial conversion rate and conversion rate at June 30, 2012 of 78.3699 and 78.3835 shares, respectively, of common stock per $1 principal amount of 2016 Notes, which is equivalent to a conversion price of approximately $12.76 per share of common stock, subject to adjustment in certain circumstances. The conversion price in effect at June 30, 2012 was last calculated on the anniversary of the issuance (February 18, 2011) and will next be adjusted on the next anniversary, unless the exercise price shall have changed by more than 1% before the anniversary. The conversion rate for the 2016 Notes will be increased when monthly cash dividends paid to common shares exceed the rate of $0.101150 per share.

        On April 16, 2012, we issued $130,000 in aggregate principal amount of our 5.375% senior convertible notes due 2017 ("2017 Notes") for net proceeds following underwriting expenses of approximately $126,035. Interest on the 2017 Notes is paid semi-annually in arrears on October 15 and April 15, at a rate of 5.375% per year, commencing October 15, 2012. The 2017 Notes mature on October 15, 2017 unless converted earlier. The 2017 Notes are convertible into shares of common stock at an initial conversion rate and conversion rate at June 30, 2012 of 85.8442 shares of common stock per $1 principal amount of 2017 Notes, which is equivalent to a conversion price of approximately $11.65 per share of common stock, subject to adjustment in certain circumstances. The conversion price has not been adjusted since the issuance (April 16, 2012) and will next be adjusted on the first anniversary, unless the exercise price shall have changed by more than 1% before the anniversary. The conversion rate for the 2017 Notes will be increased when monthly cash dividends paid to common shares exceed the monthly dividend rate of $0.10150 per share.

        In no event will the total number of shares of common stock issuable upon conversion exceed 96.8992 per $1 principal amount of the 2015 Notes (the "conversion rate cap"), except that, to the extent we receive written guidance or a no-action letter from the staff of the Securities and Exchange Commission (the "Guidance") permitting us to adjust the conversion rate in certain instances without regard to the conversion rate cap and to make the 2015 Notes convertible into certain reference property in accordance with certain reclassifications, business combinations, asset sales and corporate events by us without regard to the conversion rate cap, we will make such adjustments without regard to the conversion rate cap and will also, to the extent that we make any such adjustment without regard to the conversion rate cap pursuant to the Guidance, adjust the conversion rate cap accordingly. We will use our commercially reasonable efforts to obtain such Guidance as promptly as practicable.

        Prior to obtaining the Guidance, we will not engage in certain transactions that would result in an adjustment to the conversion rate of the 2015 Notes increasing the conversion rate beyond what it would have been in the absence of such transaction unless we have engaged in a reverse stock split or share combination transaction such that in our reasonable best estimation, the conversion rate following the adjustment for such transaction will not be any closer to the conversion rate cap than it would have been in the absence of such transaction.

        Upon conversion, unless a holder converts after a record date for an interest payment but prior to the corresponding interest payment date, the holder will receive a separate cash payment with respect to the Notes surrendered for conversion representing accrued and unpaid interest to, but not including the conversion date. Any such payment will be made on the settlement date applicable to the relevant conversion on the Senior Convertible Notes.

        No holder of Senior Convertible Notes will be entitled to receive shares of our common stock upon conversion to the extent (but only to the extent) that such receipt would cause such converting holder to become, directly or indirectly, a beneficial owner (within the meaning of Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder) of more than 5.0% of the shares of our common stock outstanding at such time. The 5.0% limitation shall no longer apply following the effective date of any fundamental change. We will not issue any shares in connection with the conversion or redemption of the Notes which would equal or exceed 20% of the shares outstanding at the time of the transaction in accordance with NASDAQ rules.

        Subject to certain exceptions, holders may require us to repurchase, for cash, all or part of their Notes upon a fundamental change at a price equal to 100% of the principal amount of the Notes being repurchased plus any accrued and unpaid interest up to, but excluding, the fundamental change repurchase date. In addition, upon a fundamental change that constitutes a non-stock change of control we will also pay holders an amount in cash equal to the present value of all remaining interest payments (without duplication of the foregoing amounts) on such Senior Convertible Notes through and including the maturity date.

        In connection with the issuance of the Senior Convertible Notes, we incurred $14,527 of fees which are being amortized over the term of the notes in accordance with ASC 470-50, Debt Modifications and Extinguishments, of which $11,713 remains to be amortized and is included within deferred financing costs on the consolidated statements of assets and liabilities.

        During the year ended June 30, 2012, we recorded $22,197 of interest costs and amortization of financing costs on the Senior Convertible Notes as interest expense.

Senior Unsecured Notes

        On May 1, 2012, we issued $100,000 in aggregate principal amount of 6.95% senior unsecured notes due 2022 for net proceeds net of offering expenses of $97,000 (the "2022 Notes"). Interest on the 2022 Notes is paid quarterly in arrears on August 15, November 15, February 15 and May 15, at a rate of 6.95% per year, commencing on August 15, 2012. The 2022 Notes mature on November 15, 2022. These notes will be our direct unsecured obligations and rank equally with all of our unsecured senior indebtedness from time to time outstanding.

        In connection with the issuance of the 2022 Notes, we incurred $3,200 of fees which are being amortized over the term of the notes in accordance with ASC 470-50, Debt Modifications and Extinguishments, of which $3,180 remains to be amortized and is included within deferred financing costs on the consolidated statements of assets and liabilities.

        During the year ended June 30, 2012, we recorded $1,178 of interest costs and amortization of financing costs on the 2022 Notes as interest expense.

Prospect Capital InterNotes®

        On February 16, 2012, we entered into a Selling Agent Agreement (the "Selling Agent Agreement") with Incapital LLC, as purchasing agent for our issuance and sale from time to time of up to $500,000 of Prospect Capital InterNotes® (the "InterNotes Offering"). Additional agents appointed by the Company from time to time in connection with the InterNotes Offering may become parties to the Selling Agent Agreement.

        These notes will be our direct unsecured senior obligations and will rank equally with all of our unsecured senior indebtedness from time to time outstanding. Each series of notes will be issued by a separate trust. These notes bear interest at fixed interest rates and offer a variety of maturities no less than twelve months from the original date of issuance.

        In connection with the issuance of the Prospect Capital InterNotes®, we incurred $812 of fees which are being amortized over the term of the notes in accordance with ASC 470-50, Debt Modifications and Extinguishments, of which $800 remains to be amortized and is included within deferred financing costs on the consolidated statements of assets and liabilities.

        During the year ended June 30, 2012, we issued $20,638 in aggregate principal amount of our Prospect Capital InterNotes® for net proceeds of approximately $20,202. These notes were issued with stated interest rates ranging from 6.50% to 7.00% with an average rate of 6.78%. These notes mature between June 15, 2019 and June 15, 2022. We issued an additional $74,910 in aggregate principal amount of our Prospect Capital InterNotes® subsequent to June 30, 2012. (See Recent Developments.)

        The following table shows our issuances to date:

Date of Issuance	Amount	Interest Rate	Maturity Date
March 1, 2012	$4,000	7.00%	March 15, 2022
March 8, 2012	1,465	6.90%	March 15, 2022
April 5, 2012	4,000	6.85%	April 15, 2022
April 12, 2012	2,462	6.70%	April 15, 2022
April 26, 2012	2,054	6.50%	April 15, 2022
June 14, 2012	2,657	6.95%	June 15, 2022
June 28, 2012	4,000	6.55%	June 15, 2019
July 6, 2012	2,778	6.45%	June 15, 2019
July 12, 2012	5,673	6.35%	June 15, 2019
July 19, 2012	6,810	6.30%	June 15, 2019
July 26, 2012	5,667	6.20%	June 15, 2019
August 2, 2012	3,633	6.15%	August 15, 2019
August 9, 2012	2,830	6.15%	August 15, 2019
August 16, 2012	2,681	6.10%	August 15, 2019
August 23, 2012	8,401	6.05%	August 15, 2019
September 7, 2012	5,981	6.00%	September 15, 2019
September 13, 2012	5,879	5.95%	September 15, 2019
September 20, 2012	8,600	5.90%	September 15, 2019
September 27, 2012	8,946	5.85%	September 15, 2019
October 4, 2012	7,172	5.70%	October 15, 2019

Net Asset Value

        During the year ended June 30, 2012, we raised $337,562 of additional equity, net of offering costs, by issuing 30,970,696 shares of our common stock. The following table shows the calculation of net asset value per share as of June 30, 2012 and June 30, 2011:

	As of June 30, 2012	As of June 30, 2011
Net Assets	$1,511,974	$1,114,357
Shares of common stock outstanding	139,633,870	107,606,690

Net asset value per share	$10.83	$10.36

        At June 30, 2012, we had 139,633,870 of our common stock issued and outstanding.

Results of Operations

        Net increase in net assets resulting from operations for the years ended June 30, 2012, 2011 and 2010 was $190,904, $118,238 and $19,625, respectively, representing $1.67, $1.38 and $0.33 per weighted average share, respectively. During the year ended June 30, 2012, we experienced net unrealized and realized gains of $4,220 or approximately $0.04 per weighted average share primarily from significant write-ups of our investments in Ajax, Energy Solutions and R-V, and our sale of NRG for which we realized a gain of $36,940. These instances of appreciation were partially offset by unrealized depreciation in Biotronic, H&M, New Meatco Provisions, LLC ("Meatco"), NMMB, Stryker and Wind River Resources Corp. and Wind River II Corp. ("Wind River"). Net investment income increased on a weighted average per share basis from $1.10 to $1.63 for the years ended June 30, 2011 and 2012, respectively. This increase is primarily due to the sale of NRG, for which we received a $26,936 make-whole fee for early repayment of the outstanding loan, which was recorded as interest income in the year ended June 30, 2012, and an increase in dividend income received from Energy Solutions and

NRG. These increases were partially offset by a $15,471 decline in interest income from purchase discount accretion from the assets acquired from Patriot.

        During the year ended June 30, 2011, we experienced net unrealized and realized gains of $24,017, or approximately $0.28 per weighted average share, primarily from significant write-ups of our investments in Ajax, Biotronic, GSHI, Iron Horse, NRG and Sport Helmets, and our sale of our common equity in Fischbein and Miller Petroleum, Inc. ("Miller"), for which we realized gains of $9,893 and $7,977, respectively. These instances of realized and unrealized appreciation were partially offset by unrealized depreciation in H&M, Shearer's Food's Inc. ("Shearer's") and Stryker. During the year ended June 30, 2010, we experienced net unrealized and realized losses of $47,565 or approximately $0.80 per weighted average share due primarily due to the impairment of Yatesville (See Investment Valuations for further discussion.). The $51,228 realized loss for Yatesville was partially offset by write-ups of our investments in Ajax, Freedom Marine, H&M, Manx, NRG, and R-V. Net investment income decreased on a weighted average per share basis from $1.13 to $1.10 for the years ended June 30, 2010 and 2011, respectively. The per share decrease for the year ended June 30, 2011 is primarily due to a decrease in dividends from existing equity investments along with new equity investments in the portfolio which have not yet declared any dividends and the non-recurring nature of the gain from the Patriot Acquisition during the year ended June 30, 2010 offset by an increase in structuring fees collected in the fiscal year ended June 30, 2011.

        While we seek to maximize gains and minimize losses, our investments in portfolio companies can expose our capital to risks greater than those we may anticipate. These companies are typically not issuing securities rated investment grade, have limited resources, have limited operating history, have concentrated product lines or customers, are generally private companies with limited operating information available and are likely to depend on a small core of management talents. Changes in any of these factors can have a significant impact on the value of the portfolio company.

Investment Income

        We generate revenue in the form of interest income on the debt securities that we own, dividend income on any common or preferred stock that we own, fees generated from the structuring of new deals. Our investments, if in the form of debt securities, will typically have a term of one to ten years and bear interest at a fixed or floating rate. To the extent achievable, we will seek to collateralize our investments by obtaining security interests in our portfolio companies' assets. We also may acquire minority or majority equity interests in our portfolio companies, which may pay cash or in-kind dividends on a recurring or otherwise negotiated basis. In addition, we may generate revenue in other forms including prepayment penalties and possibly consulting fees. Any such fees generated in connection with our investments are recognized as earned.

        Investment income, which consists of interest income, including accretion of loan origination fees and prepayment penalty fees, dividend income and other income, including settlement of net profits interests, overriding royalty interests and structuring fees, was $320,910, $169,476, and $114,559 for the years ended June 30, 2012, June 30, 2011 and June 30, 2010, respectively. During the year ended June 30, 2012, the primary driver of the increase in investment income is primarily the result of a larger income producing portfolio and the deployment of additional capital in revenue-producing assets through increased origination and increased dividends and other income received from Energy Solutions, First Tower and NRG. We received dividends from NRG of $15,011 and $3,600 during the years ended June 30, 2012 and June 30, 2011, respectively. We received dividends from Energy Solutions of $47,850 and $9,850 during the years ended June 30, 2012 and June 30, 2011, respectively. In conjunction with the sale of NRG, we also received a $26,936 make-whole fee for early repayment of the outstanding loan, which was recorded as interest income during the year ended June 30, 2012. We recognized $22,212 of structuring and advisory fees during the year ended June 30, 2012 form our investments in Energy Solutions, First Tower and NRG. During the year ended June 30, 2011, the primary driver of the increase in investment income is the deployment of additional capital in revenue-producing assets through increased origination, for which we recognized an increase of $16,107 in structuring fee income, and $44,685 in cash and payment-in-kind interest income. This $44,685 of interest income excludes purchase discount accretion from the assets acquired from Patriot and is the result of a larger income producing investment portfolio. These increases were partially offset by a $4,650 decline in dividend income from GSHI as well as a decline, year over year, related to the one-time gain of $8,632 in the fiscal year ended June 30, 2010, recorded upon acquiring Patriot.

        The following table describes the various components of investment income and the related levels of debt investments:

	Year Ended June 30, 2012	Year Ended June 30, 2011	Year Ended June 30, 2010
Interest income	$219,536	$134,454	$86,518
Dividend income	64,881	15,092	15,366
Other income	36,493	19,930	12,675

Total investment income	$320,910	$169,476	$114,559

Average debt principal of investments	$1,391,588	$871,400	$507,907

Weighted-average interest rate earned	15.6%	15.2%	16.8%

        Average interest income producing assets have increased from $871,400 for the year ended June 30, 2011 to $1,391,588 for the year ended June 30, 2012. The increase in annual returns is primarily the result of the sale of our investment in NRG for which we received a $26,936 make-whole fee for early repayment of the outstanding loan, which was recorded as interest income in the year ended June 30, 2012. Without this adjustment, the weighted average interest rate earned on debt investments would have been 13.7% for the year ended June 30, 2012. The remaining decrease in annual returns is primarily the result of accretion on the assets acquired from Patriot on which we recognized $6,613 and $22,084 during the years ended June 30, 2012 and June 30, 2011, respectively. Without these adjustments, the weighted average interest rates earned on debt investments would have been 13.2% and 12.7% for the year ended June 30, 2012 and 2011, respectively.

        Average interest income producing assets have increased from $507,907 for the year ended June 30, 2010 and $871,400 for the year ended June 30, 2011. The decrease in annual returns is primarily the accretion on the assets acquired from Patriot on which we recognized $22,084 and $18,794 during the years ended June 30, 2011 and June 30, 2010, respectively. Without these adjustments, the weighted average interest rates earned on debt investments would have been 12.7% and 13.2% for the years ended June 30, 2011 and 2010, respectively.

        Investment income is also generated from dividends and other income. Dividend income increased from $15,092 for the year ended June 30, 2011 to $64,881 for the year ended June 30, 2012. This $49,789 increase in dividend income is primarily attributed to an increase in the dividends received from our investments in Energy Solutions and NRG due to increased profits generated by the portfolio companies. We received dividends from NRG of $15,011 and $3,600 during the years ended June 30, 2012 and June 30, 2011, respectively. We received dividends from Energy Solutions of $47,850 and $9,850 during the years ended June 30, 2012 and June 30, 2011, respectively. The sale of Gas Solutions by Energy Solutions has resulted in significant earnings and profits, as defined by the Internal Revenue Code, at Energy Solutions for calendar year 2012. As a result, distributions from Energy Solutions to us will be required to be recognized as dividend income, in accordance with ASC 946, Financial Services—Investment Companies, as cash distributions are received from Energy Solutions to the extent there are current year earnings and profits sufficient to support such recognition.

        Other income has come primarily from structuring fees, overriding royalty interests, and settlement of net profits interests. Comparing the year ended June 30, 2011 to the year ended June 30, 2012, income from other sources increased from $19,930 to $36,493. This $16,563 increase is primarily due to $14,137 of structuring and advisory fees recognized during the year ended June 30, 2012 from our investments in Energy Solutions and NRG. The remaining $2,426 increase is primarily due to $21,088 of structuring fees recognized, excluding those received from our investments in Energy Solutions and NRG, during the year ended June 30, 2012 primarily from the Capstone, First Tower, Naylor and Totes originations, in comparison to $18,494 of structuring fees recognized during the year ended June 30, 2011.

        Comparing the year ended June 30, 2010 to the year ended June 30, 2011, income from other sources, excluding the $8,632 gain on the Patriot acquisition, increased from $4,043 to $19,930. This $15,887 increase is primarily due to $18,494 of structuring fees recognized during the year ended June 30, 2011 primarily from the AIRMALL, Cargo Airport Services USA, LLC, CRT MIDCO, LLC, Progrexion, Safe-Guard, Springs Window Fashion, LLC, and NMMB originations, in comparison to $2,388 of structuring fees recognized during the year ended June 30, 2010.

Operating Expenses

        Our primary operating expenses consist of investment advisory fees (base management and income incentive fees), borrowing costs, legal and professional fees and other operating and overhead-related expenses. These expenses include our allocable portion of overhead under the Administration Agreement with Prospect Administration under which Prospect Administration provides administrative services and facilities for us. Our investment advisory fees compensate Prospect Capital Management (the "Investment Adviser") for its work in identifying, evaluating, negotiating, closing and monitoring our investments. We bear all other costs and expenses of our operations and transactions in accordance with our Administration Agreement with Prospect Administration. Operating expenses were $134,226, $75,255 and $47,369 for the years ended June 30, 2012, June 30, 2011 and June 30, 2010, respectively.

        The base investment advisory expenses were $35,836, $22,496 and $13,929 for the years ended June 30, 2012, June 30, 2011 and June 30, 2010, respectively. These increases are directly related to our growth in total assets. For the years ended June 30, 2012, June 30, 2011 and June 30, 2010, income incentive fees earned were $46,761, $23,555 and $16,798, respectively. The $23,116 increase in the income incentive fee for the year ended June 30, 2012 is driven by an increase in pre-incentive fee net investment income of $115,279 primarily due to an increase in interest income from a larger asset base and increased interest, dividend and other income generated by our investments in Energy Solutions, First Tower and NRG. In conjunction with the sale of NRG, we received a $26,936 make-whole fee for early repayment of the outstanding loan, which was recorded as interest income during the year ended June 30, 2012. No capital gains incentive fee has yet been incurred pursuant to the Investment Advisory Agreement.

        During the years ended June 30, 2012, June 30, 2011 and June 30, 2010, we incurred $38,534, $17,598 and $8,382, respectively, of expenses related to our Syndicated Facility, InterNotes®, Senior Unsecured Notes and Senior Convertible Notes. These expenses are related directly to the leveraging capacity put into place for each of those years and the levels of indebtedness actually undertaken in those years. The table below describes the various expenses of our Syndicated Facility, InterNotes®,

Senior Unsecured Notes and Senior Convertible Notes and the related indicators of leveraging capacity and indebtedness during these years.

	Year Ended June 30, 2012	Year Ended June 30, 2011	Year Ended June 30, 2010
Interest expense	$27,346	$9,861	$1,338
Amortization of deferred financing costs	8,510	5,366	5,297
Commitment and other fees	2,678	2,371	1,747

Total	$38,534	$17,598	$8,382

Weighted average debt outstanding	$502,038	$176,277	$23,910
Weighted average interest rate	5.45%	5.59%	5.60%
Facility amount at beginning of year	$325,000	$210,000	$175,000

        The increase in interest expense for the years ended June 30, 2012 and June 30, 2011 is due to the issuance of Senior Convertible Notes on December 21, 2010, February 18, 2011 and April 16, 2012 for which we incurred $20,234 and $8,374 of interest expense, respectively.

        As our asset base has grown and we have added complexity to our capital raising activities, we have commensurately increased the size of our administrative and financial staff, accounting for a significant increase in the overhead allocation from Prospect Administration. Over the last two years, Prospect Administration has increased staffing levels along with costs passed through. The allocation of overhead expense from Prospect Administration was $6,848, $4,979 and $3,361 for the years ended June 30, 2012, 2011 and 2010, respectively. As our portfolio continues to grow, we expect to continue to increase the size of our administrative and financial staff on a basis that provides increasing returns to scale. Other allocated expenses from Prospect Administration will continue to increase along with the increase in staffing and asset base.

        Total operating expenses, net of management fees, interest costs and allocation of overhead from Prospect Administration ("Other Operating Expenses"), were $6,337, $6,627 and $4,899 for the years ended June 30, 2012, 2011 and 2010, respectively. The decrease in Other Operating Expenses during the year ended June 30, 2012 when compared to the year ended June 30, 2011 is primarily the result of a $1,000 insurance claim settlement for legal fees expensed in previous periods that was received during the year ended June 30, 2012. The increase in Other Operating Expenses during the year ended June 30, 2011 when compared to the year ended June 30, 2010 is primarily the result of a $1,058 increase in costs expensed in connection with abandoned originations and portfolio company acquisitions, an $818 increase in administrative expenses incurred to support of our portfolio and a $589 increase in unreimbursed legal and consulting fees incurred related to the management of loans. These increases were offset by the non-recurrence of the costs incurred in connection with the merger discussions with Allied Capital Corporation expensed in the 2010 period.

Net Investment Income

        Net investment income represents the difference between investment income and operating expenses. Our net investment income was $186,684, $94,221 and $67,190 for the years ended June 30, 2012, June 30, 2011 and June 30, 2010, respectively, or $1.63 per share, $1.10 per share and $1.13 per share, respectively. The $92,463 increase for the year ended June 30, 2012 is primarily due to a $151,434 increase in investment income offset by an increase in operating expenses of $58,971. The $151,434 increase in investment income is due to increases of $85,082, $49,789 and $16,563 in interest income, dividend income and other income, respectively, due to the increased size of our portfolio for which we have recognized additional interest income, dividends, structuring fees and advisory fees recognized primarily from our investments in Energy Solutions, First Tower and NRG. In conjunction with the sale of NRG we also received a $26,936 make-whole fee for early repayment of the outstanding loan, which was recorded as interest income in the year ended June 30, 2012. The offsetting $58,971 increase in operating expenses is primarily due to a $36,456 increase in advisory fees due to the growing size of our portfolio and related income, $20,936 of additional interest and credit facility expenses and a $1,869 increase in overhead allocated from Prospect Administration.

        The $27,031 increase for the year ended June 30, 2011 in comparison to the year ended June 30, 2010 is due to an increase of $54,917 in investment income primarily due to increases of $47,936 and $7,255 in interest income and other income, respectively, due to the increased size of our portfolio for which we have recognized additional interest income and structuring fees. The $54,917 increase in investment income is offset by an increase in operating expenses of $27,886, primarily due to a $15,324 increase in advisory fees due to the growing size of our portfolio and related income, and $9,216 of additional interest and credit facility expenses. The per share decrease for the year ended June 30, 2011 is primarily due to a decrease in dividends from existing equity investments along with new equity investments in the portfolio which have not yet declared any dividends and the non-recurring nature of the gain from the Patriot Acquisition during the year ended June 30, 2010 offset by an increase in structuring fees collected in the fiscal year ended June 30, 2011.

Net Realized Gains (Losses), Increase (Decrease) in Net Assets from Net Changes in Unrealized Appreciation/Depreciation

        Net realized gains (losses) were $36,588, $16,465 and ($51,545) for the years ended June 30, 2012, June 30, 2011 and June 30, 2010, respectively. The net realized gain for the year ended June 30, 2012 was due primarily to the sale of NRG common stock for which we realized a gain of $36,940 and the sale of our equity interests in Copernicus, C&J, Fairchild, Fischbein, Mac & Massey, Nupla and Sport Helmets for which we realized a total gain of $14,317. These gains were offset by our impairment of Deb Shops. During the year ended June 30, 2012, Deb Shops filed for bankruptcy and a plan for reorganization was proposed. The plan was approved by the bankruptcy court and our debt position was eliminated with no payment to us. We determined that the impairment of Deb Shops was other-than-temporary on September 30, 2011 and recorded a realized loss of $14,607 for the full amount of the amortized cost. The asset was completely written off when the plan of reorganization was approved. The net realized gain for the year ended June 30, 2011 was due primarily to gains from the sales of our common equity in Fischbein and Miller of $9,893 and $7,977, respectively. The net realized loss of $51,545 for the year ended June 30, 2010 was due primarily to the impairment of Yatesville. (See Investment Valuations for further discussion.)

        Net (decrease) increase in net assets from changes in unrealized appreciation (depreciation) was ($32,368), $7,552 and $3,980 for the years ended June 30, 2012, June 30, 2011 and June 30, 2010, respectively, or ($0.28) per share, $0.09 per share and $0.07 per share, respectively. For the year ended June 30, 2012, the $32,368 decrease in net assets from the net change in unrealized appreciation/depreciation was driven by write-downs of $68,197 related to our investments in H&M, Meatco and Stryker, as well as the elimination of the unrealized appreciation resulting from the sale of NRG mentioned above. The unrealized depreciation was partially offset by unrealized appreciation of approximately $34,712 related to our investments in Ajax and R-V. For the year ended June 30, 2011, the $7,552 increase in net assets from the net change in unrealized appreciation was driven by significant write-ups of $54,916 related to our investments in Ajax, Biotronic, GSHI, Iron Horse, NRG and Sport Helmets. The unrealized appreciation were partially offset by unrealized depreciation of approximately $35,689 related to our investments in H&M, ICS, Manx, Shearer's, Stryker, and $10,840 related to the repayment of Prince. For the year ended June 30, 2010, the net unrealized appreciation was driven by $25,184 of write-ups in our investments in Fischbein, GSHI, Prince, Shearer's, and Regional Management Corporation, and by the disposition of previously written-down investment in Yatesville mentioned above with an unrealized net appreciation of $35,471, which, in turn, were offset by $56,954 of write-downs in our investments in Deb Shops, Freedom Marine, H&M, Manx, NRG, R-V and Wind River.

Financial Condition, Liquidity and Capital Resources

        For the years ended June 30, 2012, June 30, 2011 and Jun 30, 2010, our operating activities (used)/provided ($448,452), ($581,609) and $54,838 of cash, respectively. Investing activities used $106,586 for the acquisition of Patriot for the year ended June 30, 2010. There were no investing activities for the years ended June 30, 2012 and June 30, 2011. Financing activities provided cash flows of $449,785, $582,020 and $42,887 for the years ended June 30, 2012, June 30, 2011 and June 30, 2010, respectively. Dividends paid were $127,564, $91,247 and $82,908 for the years ended June 30, 2012, June 30, 2011 and June 30, 2010, respectively.

        Our primary uses of funds have been to continue to invest in portfolio companies, through both debt and equity investments, acquire Patriot, repay outstanding borrowings and to make cash distributions to holders of our common stock.

        Our primary sources of funds have been issuances of debt and equity. We have and may continue to fund a portion of our cash needs through borrowings from banks, issuances of senior securities or secondary offerings. We may also securitize a portion of our investments in mezzanine or senior secured loans or other assets. Our objective is to put in place such borrowings in order to enable us to expand our portfolio. During the year ended June 30, 2012, we borrowed $726,800 and made repayments totaling $715,000 under our revolving credit facility. As of June 30, 2012, we had $96,000 outstanding borrowings on our revolving credit facility, $447,500 outstanding on our Senior Convertible Notes, $100,000 outstanding on our Senior Unsecured Notes and $20,638 outstanding on InterNotes®. (See Note 5, Note 6 and Note 7 to our consolidated financial statements).

        On October 21, 2011, our Registration Statement on Form N-2 was declared effective by the SEC. Under this Shelf Registration, we can issue up to $465,163 of additional equity securities as of June 30, 2012.

        We also continue to generate liquidity through public and private stock offerings. (See Recent Developments.)

        On July 18, 2011, we issued 1,500,000 shares in connection with the exercise of an overallotment option granted with the June 21, 2011 offering of 10,000,000 shares which were delivered June 24, 2011, raising an additional $15,225 of gross proceeds and $14,895 of net proceeds.

        On February 28, 2012, we issued 12,000,000 shares of our common stock, raising an additional $131,400 of gross proceeds and $129,480 of net proceeds.

        On June 1, 2012, we and KeyBanc Capital Markets Inc. entered into an equity distribution agreement relating to sales by us through KeyBanc Capital Markets, by means of at-the-market offerings from time to time, of up to 9,500,000 shares of our common stock (the "ATM Program"). Through the ATM Program, we anticipate generating an aggregate of approximately $100,000 in net proceeds after deducting the estimated commissions and estimated offering expenses. We expect to use proceeds from the ATM Program initially to maintain balance sheet liquidity, involving repayment of all or a portion of the amounts outstanding under the our credit facility, if any, investment in high quality short-term debt instruments or a combination thereof, and thereafter to make long-term investments in accordance with our investment objective. During the period from June 7, 2012 to June 30, 2012, we sold 2,952,489 shares of our common stock at an average price of $11.22 per share, and raised $33,130 of gross proceeds, under the ATM Program. Net proceeds were $32,799 after 1% commission to the broker-dealer on shares sold.

        Our Board of Directors, pursuant to the Maryland General Corporation Law, executed Articles of Amendment to increase the number of shares authorized for issuance from 200,000,000 to 500,000,000 in the aggregate. The amendment became effective July 30, 2012.

Off-Balance Sheet Arrangements

        At June 30, 2012, we did not have any off-balance sheet liabilities or other contractual obligations that are reasonably likely to have a current or future material effect on our financial condition, other than those which originate from 1) the investment advisory and management agreement and the administration agreement and 2) the portfolio companies.

Recent Developments

        On July 5, 2012, we made a senior secured debt investment of $28,000 to support the acquisition of Material Handling Services, LLC, d/b/a/ Total Fleet Solutions, a provider of forklift and other material handling equipment fleet management and procurement services, by funds managed by CI Capital Partners, LLC.

        During the period from July 6, 2012 to October 4, 2012, we issued approximately $75,051 in aggregate principal amount of Prospect Capital InterNotes® for net proceeds of $73,738, as follows:

Date of Issuance	Gross Proceeds	Interest Rate	Maturity Date
July 6, 2012	$2,778	6.45%	June 15, 2019
July 12, 2012	5,673	6.35%	June 15, 2019
July 19, 2012	6,810	6.30%	June 15, 2019
July 26, 2012	5,667	6.20%	June 15, 2019
August 2, 2012	3,633	6.15%	August 15, 2019
August 9, 2012	2,830	6.15%	August 15, 2019
August 16, 2012	2,681	6.10%	August 15, 2019
August 23, 2012	8,401	6.05%	August 15, 2019
September 7, 2012	5,981	6.00%	September 15, 2019
September 13, 2012	5,879	5.95%	September 15, 2019
September 20, 2012	8,600	5.90%	September 15, 2019
September 27, 2012	8,946	5.85%	September 15, 2019
October 4, 2012	7,172	5.70%	October 15, 2019

        On July 16, 2012, we issued 21,000,000 shares of our common stock at $11.15 per share (or $11.05 per share net proceeds excluding expenses), raising $234,150 of gross proceeds.

        On July 16, 2012 we provided $15,000 of secured second lien financing to Pelican Products, Inc., a leading provider of unbreakable, watertight protective cases and technically advanced professional lighting equipment.

        On July 20, 2012, we provided $12,000 of senior secured financing to EIG Investors Corp., a provider of an array of online services such as web presence, domain hosting, e-commerce, e-mail and other related services to small- and medium-sized businesses.

        On July 20, 2012, we provided $10,000 of senior secured financing to FPG, LCC a supplier of branded consumer and commercial products sold to the retail, foodservice, and hospitality sectors.

        On July 24, 2012, August 24, 2012, September 21, 2012 and October 24, 2012 we issued 205,834, 75,543, 74,494 and 83,200 shares, respectively, of our common stock in connection with the dividend reinvestment plan.

        On July 24, 2012, we sold our 3,821 shares of Iron Horse common stock in connection with the exercise of an equity buyout option, receiving $2,040 of net proceeds and realizing a gain of approximately $1,772 on the sale.

        On July 27, 2012, we issued 3,150,000 shares in connection with the exercise of an option granted with the July 12, 2012 offering of 21,000,000 shares which were delivered July 16, 2012, raising an additional $35,123 of gross proceeds and $34,808 of net proceeds.

        On July 27, 2012 we closed an increase of $15,000 to our commitments to our credit facility. The commitments to the credit facility now stand at $507,500.

        On July 27, 2012, we provided $85,000 of senior subordinated financing to support the acquisition of substantially all the assets of Arctic Glacier Income Funds by funds affiliated with H.I.G. Capital, LLC ("H.I.G."). The new company, Arctic Glacier Holdings, Inc., will continue to conduct business under the "Arctic Glacier" name and be a leading producer, marketer, and distributor of high-quality packaged ice to consumers in Canada and the United States.

        On July 30, 2012, we amended our charter to increase the shares of common stock authorized for issuance by us from 200,000,000 to 500,000,000 in the aggregate.

        On August 2, 2012, we provided a $27,000 secured loan to support the acquisition of New Star Metals, Inc., a provider of specialized processing services to the steel industry, by funds managed by Insight Equity Management Company.

        On August 3, 2012, we provided $120,000 senior secured financing to support the acquisition of InterDent, Inc., a leading provider of dental practice management services to dental professional corporations and associations in the United States, by funds managed by H.I.G.

        On August 3, 2012, we provided $44,000 of secured subordinated financing to support the refinancing of New Century Transportation, Inc., a leading transportation and logistics company.

        On August 3, 2012, we provided $10,000 of senior secured financing to Paradigm Geophysical, Ltd., the largest multi-national software company focused on the delivery of analytical and information management solutions for the discovery and extraction of subsurface natural resources.

        On August 3, 2012, Pinnacle Treatment Centers, Inc. repaid the $17,450 loan receivable to us.

        On August 6, 2012, we made an investment of $22,210 to purchase 62.9% of the subordinated notes in Halcyon Loan Advisors Funding 2012-I.

        On August 7, 2012, we made an investment of $36,798 to purchase 95.0% of the subordinated notes in ING IM CLO 2012-II.

        On August 10, 2012, U.S. HealthWorks Holding Company, Inc. repaid the $25,000 loan receivable to us.

        On August 14, 2012, we issued $200,000 in aggregate principal amount of our 5.75% senior convertible notes due 2018 ("2018 Notes") for net proceeds following underwriting expenses of approximately $193,600. Interest on the 2018 Notes is paid semi-annually in arrears on March 15 and September 15, at a rate of 5.75% per year, commencing March 15, 2013. The 2018 Notes mature on March 15, 2018 unless converted earlier. The 2018 Notes are convertible into shares of common stock at an initial conversion rate of 82.3451 shares of common stock per $1 principal amount of 2018 Notes, which is equivalent to a conversion price of approximately $12.14 per share of common stock, subject to adjustment in certain circumstances. The conversion rate for the 2018 Notes will be increased when monthly cash dividends paid to common shares exceed the monthly dividend rate of $0.1016 per share.

        On August 17, 2012, we made a secured second lien investment of $38,500 to support the recapitalization of American Gilsonite. American Gilsonite used the proceeds from the recapitalization to repay the original loan receivable to us of $37,732. The new loan of $38,500 remains outstanding.

        On August 21, 2012, we announced the declaration of monthly dividends in the following amounts and with the following dates:

  •
  $0.101625 per share for September 2012 to holders of record on September 28, 2012 with a payment date of October 24, 2012; and

  •
  $0.101650 per share for October 2012 to holders of record on October 31, 2012 with a payment date of November 22, 2012.

        On September 10, 2012, we and KeyBanc Capital Markets Inc. reactivated the ATM Program by entering into an equity distribution agreement relating to sales by us through KeyBanc Capital Markets, by means of at-the-market offerings from time to time, of up to 9,750,000 shares of our common stock.

        During the period from July 1, 2012 to October 9, 2012, we sold 10,257,632 shares of our common stock at an average price of $11.76 per share, and raised $120,649 of gross proceeds, under the ATM Program. Net proceeds were $119,443 after 1% commission to the broker-dealer on shares sold and offering costs.

        On September 14, 2012, we made a secured investment of $135,000 to support the recapitalization of Progrexion Holdings, Inc. Concurrent with the financing, we received repayment of the $62,680 loans that were previously outstanding.

        On September 14, 2012, we invested an additional $10,000 in Hoffmaster Group, Inc.

        On September 14, 2012, Fischbein, LLC repaid the $3,425 loan receivable to us.

        On September 26, 2012, we closed an increase of $10,000 to our commitments to our credit facility. The commitments to the credit facility now stand at $517,500.

        On September 27, 2012, we made an investment of $42,746 to purchase 95% of the subordinated notes in ING IM CLO 2012-3, Ltd.

        On September 28, 2012, we made an unsecured investment of $10,400 to support the acquisition of a diversified event management company.

        On September 28, 2012, we made a secured second-lien investment of $100,000 to support the recapitalization of a national distributor of hunting, outdoor, marine and tackle products.

        On October 3, 2012, we made a senior secured investment of $21,500 to support the acquisition of a leading provider of flowback services to oil and gas companies operating in Western Oklahoma and the Texas Panhandle.

        On October 5, 2012, Northwestern Management Services, LLC ("Northwestern") repaid the $15,092 loan receivable to us and we sold our 50 shares of Northwestern common stock for total proceeds of $2,233, realizing a gain of $1,862.

        On October 11, 2012, we made a secured second lien investment of $12,000 in Deltek, Inc., an enterprise software and information solutions provider for professional services firms, government contractors, and government agencies.

        On October 12, 2012, we made a senior secured investment of $42,000 to support the acquisition of Gulf Coast Machine and Supply Company, a preferred provider of value-added forging solutions to energy and industrial end markets.

        On October 16, 2012, Blue Coat Systems, Inc. repaid the $25,000 loan receivable to us.

        On October 18, 2012, we made a follow-on equity investment of $20,000 to First Tower Holdings of Delaware LLC, to support seasonal growth in finance receivables due to increased holiday borrowing activity among its customer base.

        On October 18, 2012, Hi-Tech Testing Service, Inc. and Wilson Inspection X-Ray Services, Inc. repaid the $7,200 loan receivable to us.

        On October 19, 2012, Mood Media Corporation repaid the $15,000 loan receivable to us.

        On October 24, 2012, we made an investment of $7,400 to acquire an industrial real estate property occupied by Filet-of-Chicken, a chicken processor in Georgia.

Critical Accounting Policies and Estimates

        Our discussion and analysis of our financial condition and results of operations are based upon our financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of these financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets and any other parameters used in determining such estimates could cause actual results to differ materially. In addition to the discussion below, our critical accounting policies are further described in the notes to the financial statements.

Basis of Consolidation

        Under the 1940 Act rules, the regulations pursuant to Article 6 of Regulation S-X, and the American Institute of Certified Public Accountants' Audit and Accounting Guide for Investment Companies, we are precluded from consolidating any entity other than another investment company or an operating company which provides substantially all of its services and benefits to us. Our June 30, 2012 and June 30, 2011 financial statements include our accounts and the accounts of Prospect Capital Funding, LLC, our only wholly-owned, closely-managed subsidiary that is also an investment company. All intercompany balances and transactions have been eliminated in consolidation.
Investment Classification

        We are a non-diversified company within the meaning of the 1940 Act. We classify our investments by level of control. As defined in the 1940 Act, control investments are those where there is the ability or power to exercise a controlling influence over the management or policies of a company. Control is generally deemed to exist when a company or individual possesses or has the right to acquire within 60 days or less, a beneficial ownership of 25% or more of the voting securities of an investee company. Affiliated investments and affiliated companies are defined by a lesser degree of influence and are deemed to exist through the possession outright or via the right to acquire within 60 days or less, beneficial ownership of 5% or more of the outstanding voting securities of another person.

        Investments are recognized when we assume an obligation to acquire a financial instrument and assume the risks for gains or losses related to that instrument. Investments are derecognized when we assume an obligation to sell a financial instrument and forego the risks for gains or losses related to that instrument. Specifically, we record all security transactions on a trade date basis. Investments in other, non-security financial instruments are recorded on the basis of subscription date or redemption date, as applicable. Amounts for investments recognized or derecognized but not yet settled are reported as Receivables for investments sold and Payables for investments purchased, respectively, in the Consolidated Statements of Assets and Liabilities.

Investment Valuation

        Our Board of Directors has established procedures for the valuation of our investment portfolio. These procedures are detailed below.

        Investments for which market quotations are readily available are valued at such market quotations.

        For most of our investments, market quotations are not available. With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our Board of Directors has approved a multi-step valuation process each quarter, as described below:

  1)
  Each portfolio company or investment is reviewed by our investment professionals with the independent valuation firms engaged by our Board of Directors;

  2)
  the independent valuation firms conduct independent appraisals and make their own independent assessment;

  3)
  the audit committee of our Board of Directors reviews and discusses the preliminary valuation of our Investment Adviser and that of the independent valuation firms; and

  4)
  the Board of Directors discusses the valuations and determines the fair value of each investment in our portfolio in good faith based on the input of our Investment Adviser, the independent valuation firms and the audit committee.

        Effective July 1, 2008, we adopted the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC" or "Codification") 820, Fair Value Measurements and Disclosures ("ASC 820"). ASC 820 defines fair value, establishes a framework for measuring fair value in GAAP, and expands disclosures about fair value measurements.

        ASC 820 classifies the inputs used to measure these fair values into the following hierarchy:

          Level 1:    Quoted prices in active markets for identical assets or liabilities, accessible by us at the measurement date.

          Level 2:    Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.

          Level 3:    Unobservable inputs for the asset or liability.

        In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment.

        In April 2009, the FASB issued ASC 820-10-65, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("ASC 820-10-65"). This update provides further clarification for ASC 820 in markets that are not active and provides additional guidance for determining when the volume of trading level of activity for an asset or liability has significantly decreased and for identifying circumstances that indicate a transaction is not orderly. ASC 820-10-65 is effective for interim and annual reporting periods ending after June 15, 2009. The adoption of ASC 820-10-65 did not have any effect on our net asset value, financial position or results of operations as there was no change to the fair value measurement principles set forth in ASC 820.

        In January 2010, the FASB issued Accounting Standards Update 2010-06, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements ("ASC 2010-06"). ASU 2010-06 amends ASC 820-10 and clarifies and provides additional disclosure requirements related to recurring and non-recurring fair value measurements and employers' disclosures about postretirement benefit plan assets. ASU 2010-06 is effective December 15, 2009, except for the disclosure about purchase, sales, issuances and settlements in the roll forward of activity in level 3 fair value measurements. Those disclosures are effective for fiscal years beginning after December 15, 2010 (or July 1, 2011 for us) and for interim periods within those fiscal years. The adoption of ASC 2010-06 for the year ended June 30, 2012, did not have any effect on our financial statements.

Federal and State Income Taxes

        We have elected to be treated as a regulated investment company and intend to continue to comply with the requirements of the Internal Revenue Code of 1986 (the "Code"), applicable to regulated investment companies. We are required to distribute at least 90% of our investment company taxable income and intend to distribute (or retain through a deemed distribution) all of our investment company taxable income and net capital gain to stockholders; therefore, we have made no provision for income taxes. The character of income and gains that we will distribute is determined in accordance with income tax regulations that may differ from GAAP. Book and tax basis differences relating to stockholder dividends and distributions and other permanent book and tax differences are reclassified to paid-in capital.

        If we do not distribute at least 98% of our annual income and 98.2% of our capital gains in the calendar year earned, we will generally be required to pay an excise tax equal to 4% of the amount by which 98% of our annual ordinary income and 98.2% of our capital gains exceeds the distributions from such taxable income for the year. To the extent that we determine that our estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such taxable income, we accrue excise taxes, if any, on estimated excess taxable income as taxable income is earned using an annual effective excise tax rate. The annual effective excise tax rate is determined by dividing the estimated annual excise tax by the estimated annual taxable income.

        If we fail to satisfy the Annual Distribution Requirement or otherwise fail to qualify as a RIC in any taxable year, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would we be required to make distributions. Distributions would generally be taxable to our individual and other non-corporate taxable stockholders as ordinary dividend income eligible for the reduced maximum rate for taxable years beginning before 2013 (but not for taxable years beginning thereafter, unless the relevant provisions are extended by legislation) to the extent of our current and accumulated earnings and profits, provided certain holding period and other requirements are met. Subject to certain limitations under the Code, corporate distributions would be eligible for the dividends-received deduction. To qualify again to be taxed as a RIC in a subsequent year, we would be required to distribute to our shareholders our accumulated earnings and profits attributable to non-RIC years reduced by an interest charge of 50% of such earnings and profits payable by us as an additional tax. In addition, if we failed to qualify as a RIC for a period greater than two taxable years, then, in order to qualify as a RIC in a subsequent year, we would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if we had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of ten years.

        We adopted FASB ASC 740, Income Taxes ("ASC 740"). ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing our tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Adoption of ASC 740 was applied to all open tax years as of July 1, 2007. The adoption of ASC 740 did not have an effect on our net asset value, financial condition or results of operations as there was no liability for unrecognized tax benefits and no change to our beginning net asset value. As of June 30, 2012 and for the year then ended, we did not have a liability for any unrecognized tax benefits. Management's determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof.

Revenue Recognition

        Realized gains or losses on the sale of investments are calculated using the specific identification method.

        Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Origination, closing and/or commitment fees associated with investments in portfolio companies are accreted into interest income over the respective terms of the applicable loans. Upon the prepayment of a loan or debt security, any prepayment penalties and unamortized loan origination, closing and commitment fees are recorded as interest income.

        Interest income from investments in the "equity" class of security of CLO Funds (typically income notes or subordinated notes) is recorded based upon an estimation of an effective yield to expected maturity utilizing assumed cash flows in accordance with ASC 325-40-35, Beneficial Interests in Securitized Financial Assets. We monitor the expected cash inflows from our CLO equity investments, including the expected residual payments and the effective yield is determined and updated periodically.

        Loans are placed on non-accrual status when principal or interest payments are past due 90 days or more or when there is reasonable doubt that principal or interest will be collected. Unpaid accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management's judgment. Non-accrual loans are restored to accrual status when past due principal and interest is paid and in management's judgment, are likely to remain current. As of June 30, 2012, approximately 2.9% of our net assets are in non-accrual status.

        Dividend income is recorded on the ex-dividend date.

        Structuring fees and similar fees are recognized as income as earned, usually when paid. Structuring fees, excess deal deposits, net profits interests and overriding royalty interests are included in other income.

Dividends and Distributions

        Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount, if any, to be paid as a dividend or distribution is approved by our Board of Directors each quarter and is generally based upon our management's estimate of our earnings for the quarter. Net realized capital gains, if any, are distributed at least annually.

Financing Costs

        We record origination expenses related to our credit facility and Senior Notes as deferred financing costs. These expenses are deferred and amortized as part of interest expense using the straight-line method for our revolving credit facility and the effective interest method for our Senior Notes, over the respective expected life.

        We record registration expenses related to shelf filings as prepaid assets. These expenses consist principally of Securities and Exchange Commission ("SEC") registration fees, legal fees and accounting fees incurred. These prepaid assets will be charged to capital upon the receipt of an equity offering proceeds or charged to expense if no offering completed.

Guarantees and Indemnification Agreements

        We follow ASC 460, Guarantees ("ASC 460"). ASC 460 elaborates on the disclosure requirements of a guarantor in its interim and annual financial statements about its obligations under certain guarantees that it has issued. It also requires a guarantor to recognize, at the inception of a guarantee, for those guarantees that are covered by ASC 460, the fair value of the obligation undertaken in issuing certain guarantees.

Per Share Information

        Net increase or decrease in net assets resulting from operations per common share are calculated using the weighted average number of common shares outstanding for the period presented. In accordance with ASC 946, Financial Services—Investment Companies, convertible securities are not considered in the calculation of net assets per share.

Recent Accounting Pronouncements

        In January 2010, the FASB issued Accounting Standards Update 2010-06, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements ("ASC 2010-06"). ASU 2010-06 amends ASC 820-10 and clarifies and provides additional disclosure requirements related to recurring and non-recurring fair value measurements and employers' disclosures about postretirement benefit plan assets. ASU 2010-06 is effective December 15, 2009, except for the disclosure about purchase, sales, issuances and settlements in the roll forward of activity in level 3 fair value measurements. Those disclosures are effective for fiscal years beginning after December 15, 2010 (or July 1, 2011 for us) and for interim periods within those fiscal years. The adoption of amended guidance in ASU 2010-06 did not have a significant effect on our financial statements.

        In February 2011, the FASB issued Accounting Standards Update 2011-02, Receivables (Topic 310): A Creditor's Determination of Whether a Restructuring is a Troubled Debt Restructuring ("ASU 2011-02"). ASU 2011-02 clarifies which loan modifications constitute troubled debt restructurings. It is intended to assist creditors in determining whether a modification of the terms of a receivable meets the criteria to be considered a troubled debt restructuring, both for purposes of recording an impairment loss and for disclosure of troubled debt restructurings. In evaluating whether a restructuring constitutes a troubled debt restructuring, a creditor must separately conclude that both of the following exist: (a) the restructuring constitutes a concession; and (b) the debtor is experiencing financial difficulties. ASU 2011-02 provides guidance to clarify whether the creditor has granted a concession and whether a debtor is experiencing financial difficulties. The new guidance is effective for interim and annual periods beginning on or after June 15, 2011, and applies retrospectively to restructurings occurring on or after the beginning of the fiscal year of adoption or July 1, 2011 for us. The adoption of the amended guidance in ASU 2011-02 did not have a significant effect on our financial statements.

        In May 2011, the FASB issued Accounting Standards Update 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs ("ASU 2011-04"). ASU 2011-04 amends Accounting Standards Codification Topic 820, "Fair Value Measurements" ("ASC 820") by: (1) clarifying that the highest-and-best-use and valuation-premise concepts only apply to measuring the fair value of non-financial assets; (2) allowing a reporting entity to measure the fair value of the net asset or net liability position in a manner consistent with how market participants would price the net risk position, if certain criteria are met; (3) providing a framework for considering whether a premium or discount can be applied in a fair value measurement; (4) providing that the fair value of an instrument classified in a reporting entity's shareholders' equity is estimated from the perspective of a market participant that holds the identical item as an asset; and (5) expanding the qualitative and quantitative fair value disclosure requirements. The expanded disclosures include, for Level 3 items, a description of the valuation process and a narrative description of the sensitivity of the fair value to changes in unobservable inputs and interrelationships between those inputs if a change in those inputs would result in a significantly different fair value measurement. ASU 2011-4 also requires disclosures about the highest-and-best-use of a non-financial asset when this use differs from the asset's current use and the reasons for such a difference. In addition, this ASU amends Accounting Standards Codification 820, "Fair Value Measurements," to require disclosures to include any transfers between Level 1 and Level 2 of the fair value hierarchy. These amendments are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. The amendments of ASU 2011-04, when adopted, are not expected to have a material impact on our consolidated financial statements.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

        We are subject to financial market risks, including changes in interest rates and equity price risk. Some of the loans in our portfolio have floating interest rates.

        We may hedge against interest rate fluctuations by using standard hedging instruments such as futures, options and forward contracts subject to the requirements of the 1940 Act. While hedging activities may insulate us against adverse changes in interest rates, they may also limit our ability to participate in the benefits of higher interest rates with respect to our portfolio of investments. During the twelve months ended June 30, 2012, we did not engage in hedging activities.

REPORT OF MANAGEMENT ON INTERNAL CONTROL OVER FINANCIAL REPORTING

        Management is responsible for establishing and maintaining adequate internal control over financial reporting, and for performing an assessment of the effectiveness of internal control over financial reporting as of June 30, 2012. Internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. The Company's internal control over financial reporting includes those policies and procedures that (i) pertain to assets of the Company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the Company are being made only in accordance with authorizations of management and directors of the Company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company's assets that could have a material effect on the financial statements.

        Management performed an assessment of the effectiveness of the Company's internal control over financial reporting as of June 30, 2012 based upon criteria in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission ("COSO"). Based on our assessment, management determined that the Company's internal control over financial reporting was effective as of June 30, 2012 based on the criteria on Internal Control—Integrated Framework issued by COSO. There were no changes in our internal control over financial reporting during the quarter ended June 30, 2012 that have materially affected, or are reasonably likely to affect, our internal control over financial reporting.

        Our management's assessment of the effectiveness of our internal control over financial reporting as of June 30, 2012 has been audited by our independent registered public accounting firm, as stated in their report which appears in the 10-K.

USE OF PROCEEDS

        Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from selling Securities pursuant to this prospectus initially to maintain balance sheet liquidity, involving repayment of debt under our credit facility, if any, investments in high quality short-term debt instruments or a combination thereof, and thereafter to make long-term investments in accordance with our investment objective. Interest on borrowings under the credit facility is one-month LIBOR plus 275 basis points, with no minimum LIBOR floor. Additionally, the lenders charge a fee on the unused portion of the credit facility equal to either 50 basis points if at least half of the credit facility is drawn or 100 basis points otherwise. A supplement to this prospectus relating to each offering will provide additional detail, to the extent known at the time, regarding the use of the proceeds from such offering including any intention to utilize proceeds to pay expenses in order to avoid sales of long-term assets.

        We anticipate that substantially all of the net proceeds of an offering of Securities pursuant to this prospectus will be used for the above purposes within six months, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. In addition, we expect that there will be several offerings pursuant to this prospectus; we expect that substantially all of the proceeds from all offerings will be used within three years. Pending our new investments, we plan to invest a portion of net proceeds in cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment and other general corporate purposes. The management fee payable by us will not be reduced while our assets are invested in such securities, which may generate a loss to the Company. See "Regulation—Temporary Investments" for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

FORWARD-LOOKING STATEMENTS

        Our annual report on Form 10-K for the year ended June 30, 2012, any of our quarterly reports on Form 10-Q or current reports on Form 8-K, or any other oral or written statements made in press releases or otherwise by or on behalf of Prospect Capital Corporation including this prospectus may contain forward looking statements within the meaning of the Section 21E of the Securities Exchange Act of 1934, as amended, which involve substantial risks and uncertainties. Forward looking statements predict or describe our future operations, business plans, business and investment strategies and portfolio management and the performance of our investments and our investment management business. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about our industry, our beliefs, and our assumptions. Words such as "intends," "intend," "intended," "goal," "estimate," "estimates," "expects," "expect," "expected," "project," "projected," "projections," "plans," "seeks," "anticipates," "anticipated," "should," "could," "may," "will," "designed to," "foreseeable future," "believe," "believes" and "scheduled" and variations of these words and similar expressions are intended to identify forward-looking statements. Our actual results or outcomes may differ materially from those anticipated. Readers are cautioned not to place undue reliance on these forward looking statements, which speak only as of the date the statement was made. We undertake no obligation to publicly update or revise any forward looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements do not meet the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

  •
  our future operating results,

  •
  our business prospects and the prospects of our portfolio companies,

  •
  the impact of investments that we expect to make,

  •
  the dependence of our future success on the general economy and its impact on the industries in which we invest,

  •
  the ability of our portfolio companies to achieve their objectives,

  •
  difficulty in obtaining financing or raising capital, especially in the current credit and equity environment,

  •
  the level and volatility of prevailing interest rates and credit spreads, magnified by the current turmoil in the credit markets,

  •
  adverse developments in the availability of desirable loan and investment opportunities whether they are due to competition, regulation or otherwise,

  •
  a compression of the yield on our investments and the cost of our liabilities, as well as the level of leverage available to us,

  •
  our regulatory structure and tax treatment, including our ability to operate as a business development company and a regulated investment company;

  •
  the adequacy of our cash resources and working capital;

  •
  the timing of cash flows, if any, from the operations of our portfolio companies;

  •
  the ability of our investment adviser to locate suitable investments for us and to monitor and administer our investments,

  •
  authoritative generally accepted accounting principles or policy changes from such standard-setting bodies as the Financial Accounting Standards Board, the SEC, Internal Revenue Service, NASDAQ, and other authorities that we are subject to, as well as their counterparts in any foreign jurisdictions where we might do business; and

  •
  the risks, uncertainties and other factors we identify in "Risk Factors" and elsewhere in this prospectus and in our filings with the SEC.

        Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. Important assumptions include our ability to originate new loans and investments, certain margins and levels of profitability and the availability of additional capital. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in "Risk Factors" and elsewhere in this prospectus. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus.

DISTRIBUTIONS

        We have paid and intend to continue to distribute monthly distributions to our stockholders out of assets legally available for distribution. Our distributions, if any, will be determined by our Board of Directors. Certain amounts of the monthly distributions may from time to time be paid out of our capital rather than from earnings for the period as a result of our deliberate planning or by accounting reclassifications. Distributions in excess of our current or accumulated earnings or profits constitute a return of capital and will reduce the stockholder's adjusted tax basis in such stockholder's common stock. A return of capital (1) is a return of the original amount invested, (2) does not constitute earnings or profits and (3) while such returns are initially tax free, they will have the effect of reducing the basis such that when a stockholder sells its shares, it may be subject to additional tax even if the shares are sold for less than the original purchase price.

        In order to maintain RIC tax treatment, we must distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses. In order to avoid certain excise taxes imposed on RICs, we are required to distribute during each calendar year an amount at least equal to the sum of

  •
  98% of our ordinary income for the calendar year,

  •
  98.2% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year, and

  •
  any ordinary income and net capital gains for preceding years that were not distributed during such years.

        In addition, although we currently intend to distribute realized net capital gains (which we define as net long-term capital gains in excess of short-term capital losses), if any, at least annually, out of the assets legally available for such distributions, we may decide in the future to retain such capital gains for investment. In such event, the consequences of our retention of net capital gains are as described under "Material U.S. Federal Income Tax Considerations." We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

        We maintain an "opt out" dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend, then stockholders' cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically "opt out" of the dividend reinvestment plan so as to receive cash dividends. Stockholders who receive distributions in the form of stock are subject to the same U.S. federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. See "Dividend Reinvestment Plan." The tax consequences of distributions to stockholders are described under the label "Material U.S. Federal Income Tax Considerations." To the extent prudent and practicable, we intend to declare and pay dividends on a monthly basis.

        With respect to the distributions paid to stockholders, income from origination, structuring, closing, commitment and other upfront fees associated with investments in portfolio companies were treated as taxable income and accordingly, distributed to stockholders. For the fiscal year ended June 30, 2010, we recorded total distributions of approximately $101.0 million. On June 18, 2010, we announced a change in dividend policy from quarterly to monthly dividends. During the fiscal year ended June 30, 2011, we recorded total distributions of approximately $106.2 million. During the fiscal year ended June 30, 2012, we recorded total distributions of approximately $141.4 million.

        Tax characteristics of all distributions will be reported to stockholders, as appropriate, on Form 1099-DIV after the end of the year. Our ability to pay distributions could be affected by future business performance, liquidity, capital needs, alternative investment opportunities and loan covenants.

        The following table reflects the distributions per share that we have declared on our common stock to date. In June 2010, we changed our distribution policy from a quarterly payment to a monthly payment.

Declaration Date	Record Date	Pay Date	Rate	Amount (in thousands)
8/21/2012	10/31/12	11/22/12	$0.101650	*
8/21/2012	9/28/12	10/24/12	0.101625	$17,597
5/7/2012	8/31/2012	9/21/2012	0.101600	16,897
5/7/2012	7/31/2012	8/24/2012	0.101575	16,886
5/7/2012	6/29/2012	7/24/2012	0.101550	14,180
5/7/2012	5/31/2012	6/22/212	0.101525	12,395
2/6/2012	4/30/2012	5/24/2012	0.101500	12,384
2/6/2012	3/30/2012	4/20/2012	0.101475	12,372
2/6/2012	2/29/2012	3/23/2012	0.101450	12,361
11/7/2011	1/31/2012	2/17/2012	0.101425	11,134
11/7/2011	12/31/2011	1/25/2012	0.101400	11,123
11/7/2011	11/30/2011	12/22/2011	0.101375	11,111
8/24/2011	10/31/2011	11/22/2011	0.101350	11,098
8/24/2011	9/30/2011	10/25/2011	0.101325	11,087
5/9/2011	8/31/2011	9/23/2011	0.101300	11,074
5/9/2011	7/29/2011	8/26/2011	0.101275	11,060
5/9/2011	6/30/2011	7/22/2011	0.101250	10,896
5/9/2011	5/31/2011	6/24/2011	0.101225	9,871
2/8/2011	4/29/2011	5/31/2011	0.101200	9,861
2/8/2011	3/31/2011	4/29/2011	0.101175	8,940
2/8/2011	2/28/2011	3/31/2011	0.101150	8,930
11/8/2010	1/31/2011	2/28/2011	0.101125	8,919
11/8/2010	12/31/2010	1/31/2011	0.101000	8,900
11/8/2010	11/30/2010	12/31/2010	0.100875	8,668
8/26/2010	10/29/2010	11/30/2010	0.100750	8,347
8/26/2010	9/30/2010	10/29/2010	0.100625	7,889
6/18/2010	8/31/2010	9/30/2010	0.10050	7,620
6/18/2010	7/30/2010	8/31/2010	0.10025	7,330
6/18/2010	6/30/2010	7/30/2010	0.10000	6,909
3/18/2010	3/31/2010	4/23/2010	0.41000	26,403
12/17/2009	12/31/2009	1/25/2010	0.40875	25,894
9/28/2009	10/8/2009	10/19/2009	0.40750	22,279
6/23/2009	7/8/2009	7/20/2009	0.40625	19,548
3/24/2009	3/31/2009	4/20/2009	0.40500	12,671
12/19/2008	12/31/2008	1/19/2009	0.40375	11,966
9/16/2008	9/30/2008	10/16/2008	0.40250	11,882
6/19/2008	6/30/2008	7/16/2008	0.40125	11,845
3/6/2008	3/31/2008	4/16/2008	0.40000	10,468
12/8/2007	12/28/2007	1/7/2008	0.39500	9,370
9/6/2007	9/19/2007	9/28/2007	0.39250	7,830
6/14/2007	6/22/2007	6/29/2007	0.39000	7,753
3/14/2007	3/23/2007	3/30/2007	0.38750	7,667
12/15/2006	12/29/2006	1/5/2007	0.38500	7,264
7/31/2006	9/22/2006	9/29/2006	0.38000	4,858
6/14/2006	6/23/2006	6/30/2006	0.34000	2,401
3/15/2006	3/24/2006	3/31/2006	0.30000	2,117
12/12/2005	12/22/2005	12/29/2005	0.28000	1,975
9/15/2005	9/22/2005	9/29/2005	0.20000	1,411
4/21/2005	6/10/2005	6/30/2005	0.15000	1,058
2/9/2005	3/11/2005	3/31/2005	0.12500	882
11/11/2004	12/10/2004	12/30/2004	0.10000	706

Since Inception				$514,087

*
Not yet determinable

SENIOR SECURITIES

        Information about our senior securities is shown in the following table as of each fiscal year ended June 30 since the Company commenced operations and as of June 30, 2012.

Credit Facility	Total Amount Outstanding(1)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
Fiscal 2012 (as of June 30, 2012)	$96,000	$22,668	—	—
Fiscal 2011 (as of June 30, 2011)	84,200	18,065	—	—
Fiscal 2010 (as of June 30, 2010)	100,300	8,093	—	—
Fiscal 2009 (as of June 30, 2009)	124,800	5,268	—	—
Fiscal 2008 (as of June 30, 2008)	91,167	5,712	—	—
Fiscal 2007 (as of June 30, 2007)	—	N/A	—	—
Fiscal 2006 (as of June 30, 2006)	28,500	4,799	—	—
Fiscal 2005 (as of June 30, 2005)	—	N/A	—	—
Fiscal 2004 (as of June 30, 2004)	—	N/A	—	—

2015 Notes
Fiscal 2012 (as of June 30, 2012)	$150,000	$14,507	—	—
Fiscal 2011 (as of June 30, 2011)	150,000	10,140	—	—

2016 Notes
Fiscal 2012 (as of June 30, 2012)	$167,500	$12,992	—	—
Fiscal 2011 (as of June 30, 2011)	172,500	8,818	—	—

2017 Notes
Fiscal 2012 (as of June 30, 2012)	$130,000	$16,739	—	—

2022 Notes
Fiscal 2012 (as of June 30, 2012)	$100,000	$21,761	—	—

Prospect Capital InterNotes®
Fiscal 2012 (as of June 30, 2012)	$20,638	$105,442	—	—

All Senior Securities(5)
Fiscal 2012 (as of June 30, 2012)	$664,138	$3,277	—	—
Fiscal 2011 (as of June 30, 2011)	406,700	3,740	—	—

(1)
Total amount of each class of senior securities outstanding at the end of the period presented (in 000's).

(2)
The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit.

(3)
This column is inapplicable.

(4)
This column is inapplicable.

(5)
On February 16, 2012, we entered into the Selling Agent Agreement and began offering the Prospect Capital InterNotes® (the "Prospect Capital InterNotes Program"). Through October 4, 2012, we have sold $95.7 million aggregate principal amount of Prospect Capital InterNotes®. On August 14, 2012, we issued a total of $200 million aggregate principal amount of the 2018 Notes. Amounts sold under the Prospect Capital InterNotes Program after June 30, 2012 and the 2018 Notes are not reflected in the table above.

PRICE RANGE OF COMMON STOCK

        Our common stock is quoted on The NASDAQ Global Select Market under the symbol "PSEC." The following table sets forth, for the periods indicated, our NAV per share of common stock and the high and low sales prices per share of our common stock as reported on The NASDAQ Global Select Market. Our common stock historically trades at prices both above and below its NAV per share. There can be no assurance, however, that such premium or discount, as applicable, to NAV per share will be maintained. Common stock of business development companies, like that of closed-end investment companies, frequently trades at a discount to current NAV per share. In the past, our common stock has traded at a discount to our NAV per share. The risk that our common stock may continue to trade at a discount to our NAV per share is separate and distinct from the risk that our NAV per share may decline.

			Stock Price		Premium (Discount) of High to NAV	Premium (Discount) of Low to NAV
							Dividend Declared
	NAV(1)		High(2)	Low(2)
Twelve Months Ending June 30, 2008
First quarter	$15.08		$18.68	$14.16	23.9%	(6.1)%	$0.3925
Second quarter	14.58		17.17	11.22	17.8%	(23.0)%	0.395
Third quarter	14.15		16.00	13.55	13.1%	(4.2)%	0.400
Fourth quarter	14.55		16.12	13.18	10.8%	(9.4)%	0.40125
Twelve Months Ending June 30, 2009
First quarter	$14.63		$14.24	$11.12	(2.7)%	(24.0)%	$0.4025
Second quarter	14.43		13.08	6.29	(9.4)%	(56.4)%	0.40375
Third quarter	14.19		12.89	6.38	(9.2)%	(55.0)%	0.405
Fourth quarter	12.40		10.48	7.95	(15.5)%	(35.9)%	0.40625
Twelve Months Ending June 30, 2010
First quarter	$11.11		$10.99	$8.82	(1.1)%	(20.6)%	$0.4075
Second quarter	10.10		12.31	9.93	21.9%	(1.7)%	0.40875
Third quarter	10.12		13.20	10.45	30.4%	3.3%	0.410
Fourth quarter	10.30		12.20	9.65	18.4%	(6.3)%	0.10
Twelve Months Ending June 30, 2011
First quarter	$10.24		$10.00	$9.18	(2.3)%	(10.4)%	$0.301375
Second quarter	10.25		10.86	9.69	6.0%	(5.5)%	0.302625
Third quarter	10.33		12.33	10.72	19.4%	3.8%	0.303450
Fourth quarter	10.36		12.18	9.95	17.6%	(4.0)%	0.303675
Twelve Months Ending June 30, 2012
First quarter	$10.41		$10.18	$7.41	(2.2)%	(28.8)%	0.303900
Second quarter	10.69		9.88	7.99	(7.6)%	(25.3)%	0.304125
Third quarter	10.82		11.39	9.43	5.3%	(12.8)%	0.304350
Fourth quarter	10.83		11.39	10.55	5.2%	(2.5)%	0.304575
Twelve Months Ending June 30, 2013
First quarter		$(3)(4)	$12.21	$10.83	(4)	(4)	0.304800	(5)
Second quarter (to October 25, 2012)		$(3)(4)	$11.98	$11.47	(4)	(4)		(5)

(1)
Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high or low sales price. The NAVs shown are based on outstanding shares of our common stock at the end of each period.

(2)
The High/Low Stock Price is calculated as of the closing price on a given day in the applicable quarter.

(3)
Our most recently estimated NAV per share is $10.83 as determined by us as of June 30, 2012. NAV per share as of September 30, 2012, may be higher or lower than $10.83 based on potential changes in valuations and earnings for the quarter then ended.

(4)
NAV has not yet been finally determined for any day after June 30, 2012.

(5)
In June 2010, we changed our distribution policy from a quarterly payment to a monthly payment.

  On August 21, 2012, we announced the declaration of monthly dividends in the following amounts and with the following dates:

  •
  $0.101625 per share for September 2012 to holders of record on September 28, 2012 with a payment date of October 24, 2012; and

  •
  $0.101650 per share for October 2012 to holders of record on October 31, 2012 with a payment date of November 22, 2012.

  On October 25, 2012, the last reported sales price of our common stock was $11.93 per share.

  As of October 25, 2012, we had approximately 136 stockholders of record.

  The below table sets forth each class of our outstanding securities as of October 25, 2012:

Title of Class	Amount Authorized	Amount Held by Registrant or for its Account	Amount Outstanding
Common Stock	500,000,000	0	174,480,573

BUSINESS

General

        We are a financial services company that primarily lends to and invests in middle market privately-held companies. In this prospectus, we use the term "middle-market" to refer to companies typically with annual revenues between $50 million and $2 billion. We are a closed-end investment company that has filed an election to be treated as a business development company under the Investment Company Act of 1940, or the 1940 Act. We invest primarily in senior and subordinated debt and equity of companies in need of capital for acquisitions, divestitures, growth, development and recapitalization. We work with the management teams or financial sponsors to seek investments with historical cash flows, asset collateral or contracted pro-forma cash flows.

        Our headquarters are located at 10 East 40th Street, 44th Floor, New York, NY 10016, and our telephone number is (212) 448-0702. Our investment adviser is Prospect Capital Management LLC.

        On July 27, 2004, we completed our initial public offering, or IPO, and sold 7 million shares of common stock at a price of $15.00 per share, less underwriting discounts and commissions totaling $1.05 per share. An additional 55,000 shares were issued through the exercise of an over-allotment option with respect to the IPO on August 27, 2004. Since the IPO and the exercise of the related over-allotment option, we have made 23 other common stock share offerings (including options exercised by underwriters) resulting in the issuance of 131,896,587 shares at prices ranging from $7.75 to $17.70. We issued the 2015 Notes on December 21, 2010, the 2016 Notes on February 18, 2011, the 2017 Notes on April 16, 2012, the 2022 Notes on May 1, 2012, the 2018 Notes on August 14, 2012 and have issued Prospect Capital InterNotes® since February 16, 2012.

  Senior Convertible Notes

        On December 21, 2010, February 18, 2011, May 1, 2012 and August 14, 2012, the Company issued the 2015 Notes, the 2016 Notes, the 2017 Notes and the 2018 Notes, respectively. We refer to the 2015 Notes, the 2016 Notes, the 2017 Notes and the 2018 Notes collectively as the Senior Convertible Notes. The Senior Convertible Notes were issued only to qualified institutional investors under Rule 144A of the 1933 Act. The 2015 Notes mature on December 15, 2015, the 2016 Notes mature on August 15, 2016, the 2017 Notes mature on October 15, 2017 and the 2018 Notes mature on March 15, 2018, in each case unless previously converted in accordance with their terms. The Senior Convertible Notes are general unsecured obligations of the Company, rank equally in right of payment with the Company's existing and future senior unsecured debt, and rank senior in right of payment to any potential subordinated debt, should any be issued in the future. The Company may not redeem the Senior Convertible Notes prior to maturity. The net proceeds from the offerings of the Senior Convertible Notes were approximately $646.5 million which was used initially to maintain balance sheet liquidity, including repayment of debt under the Company's credit facility, if any, investments in high quality short-term debt instruments or a combination thereof, and to make long-term investments in accordance with the Company's investment objective.

        The interest rate on the 2015 Notes is 6.25% per year, payable semiannually in arrears on June 15 and December 15 of each year, commencing June 15, 2011. Holders may convert their 2015 Notes at any time on or prior to the close of business on the business day immediately preceding the maturity date at an initial conversion rate of 88.0902 shares of common stock per $1,000 principal amount of 2015 Notes (equivalent to an initial conversion price of approximately $11.35 per share). The conversion rate is subject to adjustment in certain events and in no event will the total number of shares of common stock issuable upon conversion exceed 96.8992 per $1,000 principal amount of the 2015 Notes, or the "conversion rate cap," except that, to the extent the Company receives written guidance or a no-action letter from the staff of the SEC permitting it to adjust the conversion rate in certain instances without regard to the conversion rate cap, and to make the 2015 Notes convertible into certain reference property in accordance with certain reclassifications, business combinations, asset sales and corporate events of the Company without regard to the conversion rate cap it will make such adjustments without regard to the conversion rate cap and will also, to the extent that it makes any such adjustment without regard to the conversion rate cap pursuant to such written guidance or a no-action, adjust the conversion rate cap accordingly. Prior to obtaining the previously mentioned written guidance or no-action letter from the staff of the SEC, the Company will not engage in certain transactions that would result in an adjustment to the conversion rate of the 2015 Notes increasing the conversion rate beyond what it would have been in the absence of such transaction unless the Company has engaged in a reverse stock split or share combination transaction such that in our reasonable best estimation, the conversion rate following the adjustment for such transaction will not be any closer to the conversion rate cap than it would have been in the absence of such transaction. At June 30, 2012, the 2015 Notes are convertible into 88.1030 shares of common stock, as adjusted for monthly cash dividends paid in excess of $0.101125 per share after closing. The conversion price in effect at June 30, 2012 was last calculated on the anniversary of the issuance (December 16, 2011) and will next be adjusted on the next anniversary, unless the exercise price shall have changed by more than 1% before the anniversary.

        The interest rate on the 2016 Notes is 5.50% per year, payable semiannually in arrears on February 15 and August 15 of each year, commencing August 15, 2011. Holders may convert their 2016 Notes at any time on or prior to the close of business on the business day immediately preceding the maturity date at an initial conversion rate of 78.3699 shares of common stock per $1,000 principal amount of 2016 Notes (equivalent to an initial conversion price of approximately $12.76 per share). The conversion rate is subject to adjustment in certain events. At June 30, 2012, the 2016 Notes are convertible into 78.3835 shares of common stock, as adjusted for monthly cash dividends paid in excess of $0.101150 per share after closing. The conversion price in effect at June 30, 2012 was last calculated on the anniversary of the issuance (February 14, 2012) and will next be adjusted on the next anniversary, unless the exercise price shall have changed by more than 1% before the anniversary.

        The interest rate on the 2017 Notes is 5.375% per year, payable semiannually in arrears on April 15 and October 15 of each year, commencing October 15, 2012. Holders may convert their 2017 Notes at any time on or prior to the close of business on the business day immediately preceding the maturity date at an initial conversion rate of 85.8442 shares of common stock per $1,000 principal amount of 2017 Notes (equivalent to an initial conversion price of approximately $11.65 per share). The conversion rate is subject to adjustment in certain events. At June 30, 2012, the 2017 Notes are convertible into 85.8442 shares of common stock, as adjusted for monthly cash dividends paid in excess of $0.1015 per share after closing. The conversion price has not been adjusted since the issuance (April 11, 2012) and will next be adjusted on the first anniversary, unless the exercise price shall have changed by more than 1% before the anniversary.

        The interest rate on the 2018 Notes is 5.75% per year, payable semiannually in arrears on March 15 and September 15 of each year, commencing March 15, 2013. Holders may convert their 2018 Notes at any time on or prior to the close of business on the business day immediately preceding the maturity date at an initial conversion rate of 82.3451 shares of common stock per $1,000 principal amount of 2018 Notes (equivalent to an initial conversion price of approximately $12.14 per share). The conversion rate is subject to adjustment in certain events.

2022 Notes

        On May 1, 2012, the Company issued the 2022 Notes pursuant to its effective shelf registration statement. The 2022 Notes are listed on the New York Stock Exchange under the symbol "PRY." The 2022 Notes are general unsecured obligations and rank pari passu with all outstanding and future unsecured unsubordinated indebtedness issued by the Company. The 2022 Notes will mature on November 15, 2022. The Company will pay interest on the 2022 Notes on February 15, May 15,

August 15 and November 15 of each year, beginning August 15, 2012. The Company may redeem the 2022 Notes in whole or in part at any time or from time to time on or after May 15, 2015, at a redemption price as specified in the indenture governing the 2022 Notes. The 2022 Notes were issued in minimum denominations of $25 and integral multiples of $25 in excess thereof.

Prospect Capital InterNotes®

        On February 16, 2012, the Company entered into a Selling Agent Agreement (the "Selling Agent Agreement") with Incapital LLC, as purchasing agent for the Company's issuance and sale from time to time of up to $500 million of Prospect Capital InterNotes® (the "InterNotes® Offering"). Additional agents appointed by us from time to time in connection with the InterNotes Offering may become parties to the Selling Agent Agreement. These Prospect Capital InterNotes® are and will be the Company's direct unsecured senior obligations and will and do rank equally with all of the Company's unsecured senior indebtedness from time to time outstanding. Each series of Prospect Capital InterNotes® will be issued by a separate supplemental indenture. The Prospect Capital InterNotes® bear interest at fixed interest rates and offer a variety of maturities no less than twelve months from the original date of issuance. Since the inception of the InterNotes® Offering, the Company has issued $95.7 million in aggregate principal amount of Prospect Capital InterNotes® for net proceeds of approximately $93.9 million. The Prospect Capital InterNotes® were issued with stated interest rates ranging from 6.05% to 7.00% with an average rate of 6.20%, and maturities ranging from June 15, 2019 to June 15, 2022. The Prospect Capital InterNotes® may be issued with a Survivor's Option, which is a provision in such Note's supplemental indenture pursuant to which the Company will repay that Note, if requested by the authorized representative of the beneficial owner of that Note, following the death of the beneficial owner of the Note, so long as the Note was owned by that beneficial owner or the estate of that beneficial owner at least six months prior to the request. Each of the Prospect Capital InterNotes® issued thus far includes a Survivor's Option.

        Under each indenture governing the Notes, there are certain events of default, the occurrence of which may lead to the Notes being due and payable immediately. An event of default under an indenture could have a material adverse effect on our business, financial conditions and results of operations.

        If the Company undergoes a "fundamental change" as described in the indenture for each of the Senior Convertible Notes or 2022 Notes, holders may require the Company to repurchase all or part of their Senior Convertible Notes or 2022 Notes at a price equal to 100% of the principal amount of the Senior Convertible Notes or 2022 Notes, plus accrued and unpaid interest (including additional interest, if any).

Our Investment Objective and Policies

        Our investment objective is to generate both current income and long-term capital appreciation through debt and equity investments. We focus on making investments in private companies. We are a non-diversified company within the meaning of the 1940 Act.

        We invest primarily in first and second lien senior loans and mezzanine debt, which in some cases includes an equity component. First and second lien senior loans generally are senior debt instruments that rank ahead of subordinated debt of a given portfolio company. These loans also have the benefit of security interests on the assets of the portfolio company, which may rank ahead of or be junior to other security interests. Mezzanine debt is subordinated to senior loans and is generally unsecured. Our investments have generally ranged between $5 million and $75 million each, although the investment size may be more or less than this range. Our investment sizes are expected to grow as our capital base expands.

        We also acquire controlling interests in companies in conjunction with making secured debt investments in such companies. In most cases, companies in which we invest are privately held at the time we invest in them. We refer to these companies as "target" or "middle market" companies and these investments as "middle market investments."

        We seek to maximize returns and protect risk for our investors by applying rigorous analysis to make and monitor our investments. While the structure of our investments varies, we can invest in senior secured debt, senior unsecured debt, subordinated secured debt, subordinated unsecured debt, mezzanine debt, convertible debt, convertible preferred equity, preferred equity, common equity, warrants and other instruments, many of which generate current yield. While our primary focus is to seek current income through investment in the debt and/or dividend-paying equity securities of eligible privately-held, thinly-traded or distressed companies and long-term capital appreciation by acquiring accompanying warrants, options or other equity securities of such companies, we may invest up to 30% of the portfolio in opportunistic investments in order to seek enhanced returns for stockholders. Such investments may include investments in the debt and equity instruments of broadly-traded public companies. We expect that these public companies generally will have debt securities that are non-investment grade. Such investments may also include purchases (either in the primary or secondary markets) of the equity and junior debt tranches of a type of such pools known as CLOs. Structurally, CLOs are entities that are formed to manage a portfolio of senior secured loans made to companies whose debt is rated below investment grade or, in limited circumstances, unrated, or Senior Secured Loan. The Senior Secured Loans within a CLO are limited to Senior Secured Loans which meet specified credit and diversity criteria and are subject to concentration limitations in order to create an investment portfolio that is diverse by Senior Secured Loan, borrower, and industry, with limitations on non-U.S. borrowers. CLO investments are illiquid non-investment grade securities that may subject shareholders to duplicative fees. Within this 30% basket, we have and may make additional investments in debt and equity securities of companies located outside of the United States.

        Our investments may include other equity investments, such as warrants, options to buy a minority interest in a portfolio company, or contractual payment rights or rights to receive a proportional interest in the operating cash flow or net income of such company. When determined by our Investment Adviser to be in our best interest, we may acquire a controlling interest in a portfolio company. Any warrants we receive with our debt securities may require only a nominal cost to exercise, and thus, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We have structured, and will continue to structure, some warrants to include provisions protecting our rights as a minority-interest or, if applicable, controlling-interest holder, as well as puts, or rights to sell such securities back to the company, upon the occurrence of specified events. In many cases, we obtain registration rights in connection with these equity interests, which may include demand and "piggyback" registration rights.

        We plan to hold many of our investments to maturity or repayment, but will sell our investments earlier if a liquidity event takes place, such as the sale or recapitalization of a portfolio company, or if we determine a sale of one or more of our investments to be in our best interest.

        We have qualified and elected to be treated for U.S. Federal income tax purposes as a Registered Investment Company ("RIC") under Subchapter M of the Code. As a RIC, we generally do not have to pay corporate-level U.S. Federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To continue to qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to qualify for RIC tax treatment we must distribute to our stockholders, for each taxable year, at least 90% of our "investment company taxable income," which is generally our ordinary income plus the excess of our realized net short-term capital gains over our realized net long-term capital losses.

        For a discussion of the risks inherent in our portfolio investments, see "Risk Factors—Risks Relating to our Investments."

Industry Sectors

        While our original investments were concentrated in industrial and energy related companies, we continue to widen our focus in other sectors of the economy to diversify our portfolio holdings. Our portfolio is now well diversified into 30 industry categories with no individual industry comprising more than 14.6% of the portfolio on either a cost or fair value basis.

Ongoing Relationships with Portfolio Companies

  Monitoring

        Prospect Capital Management monitors our portfolio companies on an ongoing basis. Prospect Capital Management will continue to monitor the financial trends of each portfolio company to determine if it is meeting its business plan and to assess the appropriate course of action for each company.

        Prospect Capital Management employs several methods of evaluating and monitoring the performance and value of our investments, which may include, but are not limited to, the following:

  •
  Assessment of success in adhering to the portfolio company's business plan and compliance with covenants;

  •
  Regular contact with portfolio company management and, if appropriate, the financial or strategic sponsor, to discuss financial position, requirements and accomplishments;

  •
  Attendance at and participation in board meetings of the portfolio company; and

  •
  Review of monthly and quarterly financial statements and financial projections for the portfolio company.

  Investment Valuation

        Our Board of Directors has established procedures for the valuation of our investment portfolio. These procedures are detailed below.

        Investments for which market quotations are readily available are valued at such market quotations.

        For most of our investments, market quotations are not available. With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our Board of Directors has approved a multi-step valuation process each quarter, as described below:

          1) each portfolio company or investment is reviewed by our investment professionals with the independent valuation firm engaged by our Board of Directors;

          2) the independent valuation firm conducts independent appraisals and makes their own independent assessment;

          3) the audit committee of our Board of Directors reviews and discusses the preliminary valuation of our Investment Adviser and that of the independent valuation firm; and

          4) the Board of Directors discusses the valuations and determines the fair value of each investment in our portfolio in good faith based on the input of our Investment Adviser, the independent valuation firm and the audit committee.

        Investments are valued utilizing a shadow bond approach, a market approach, an income approach, a liquidation approach, or a combination of approaches, as appropriate. The shadow bond and market approaches use prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present value amount (discounted) calculated based on an appropriate discount rate. The measurement is based on the net present value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that we may take into account in fair value pricing our investments include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company's ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, the principal market and enterprise values, among other factors.

        In September 2006, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Codification ("ASC" or "Codification") 820, Fair Value Measurements and Disclosures ("ASC 820"). ASC 820 defines fair value, establishes a framework for measuring fair value in GAAP, and expands disclosures about fair value measurements. We adopted ASC 820 on a prospective basis beginning in the quarter ended September 30, 2008.

        ASC 820 classifies the inputs used to measure these fair values into the following hierarchy:

          Level 1:  Quoted prices in active markets for identical assets or liabilities, accessible by the Company at the measurement date.

          Level 2:  Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.

          Level 3:  Unobservable inputs for the asset or liability.

        In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment.

        The changes to generally accepted accounting principles from the application of ASC 820 relate to the definition of fair value, framework for measuring fair value, and the expanded disclosures about fair value measurements. ASC 820 applies to fair value measurements already required or permitted by other standards.

        In accordance with ASC 820, the fair value of our investments is defined as the price that we would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market in which that investment is transacted.

        In April 2009, the FASB issued ASC 820-10-65, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("ASC 820-10-65"). This update provides further clarification for ASC 820 in markets that are not active and provides additional guidance for determining when the volume of trading level of activity for an asset or liability has significantly decreased and for identifying circumstances that indicate a transaction is not orderly. ASC 820-10-65 is effective for interim and annual reporting periods ending after June 15, 2009. The adoption of ASC 820-10-65 for the three and six months ended December 31, 2009, did not have any effect on our net asset value, financial position or results of operations as there was no change to the fair value measurement principles set forth in ASC 820.

        In January 2010, the FASB issued Accounting Standards Update 2010-06, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements ("ASC 2010-06"). ASU 2010-06 amends ASC 820-10 and clarifies and provides additional disclosure requirements related to recurring and non-recurring fair value measurements and employers' disclosures about postretirement benefit plan assets. ASU 2010-06 is effective for interim and annual reporting periods beginning after December 15, 2009. Our management does not believe that the adoption of the amended guidance in ASC 820-10 will have a significant effect on our financial statements.

        For a discussion of the risks inherent in determining the value of securities for which readily available market values do not exist, see "Risk Factors—Risks relating to our business—Most of our portfolio investments are recorded at fair value as determined in good faith by our Board of Directors and, as a result, there is uncertainty as to the value of our portfolio investments."

  Valuation of Other Financial Assets and Financial Liabilities

        In February 2007, FASB issued ASC Subtopic 820-10-05-1, The Fair Value Option for Financial Assets and Financial Liabilities ("ASC 820-10-05-1"). ASC 820-10-05-1 permits an entity to elect fair value as the initial and subsequent measurement attribute for many of assets and liabilities for which the fair value option has been elected and similar assets and liabilities measured using another measurement attribute. We have adopted this statement on July 1, 2008 and have elected not to value some assets and liabilities at fair value as would be permitted by ASC 820-10-05-1.

  Managerial Assistance

        As a business development company, we offer, and must provide upon request, managerial assistance to certain of our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. We may receive fees for these services. Such fees would not qualify as "good income" for purposes of the 90% income test that we must meet each year to qualify as a RIC. Prospect Administration provides such managerial assistance on our behalf to portfolio companies when we are required to provide this assistance.

The Investment Adviser

        Prospect Capital Management manages our investments as our investment adviser. Prospect Capital Management is a Delaware limited liability corporation that has been registered as an investment adviser under the Advisers Act since March 31, 2004. Prospect Capital Management is led by John F. Barry III and M. Grier Eliasek, two senior executives with significant investment advisory and business experience. Both Messrs. Barry and Eliasek spend a significant amount of their time in their roles at Prospect Capital Management working on the Company's behalf. The principal executive offices of Prospect Capital Management are 10 East 40th Street, 44th Floor, New York, NY 10016. We depend on the diligence, skill and network of business contacts of the senior management of our Investment Adviser. We also depend, to a significant extent, on our Investment Adviser's investment professionals and the information and deal flow generated by those investment professionals in the course of their investment and portfolio management activities. The Investment Adviser's senior management team evaluates, negotiates, structures, closes, monitors and services our investments. Our future success depends to a significant extent on the continued service of the senior management team, particularly John F. Barry III and M. Grier Eliasek. The departure of any of the senior managers of our Investment Adviser could have a materially adverse effect on our ability to achieve our investment objective. In addition, we can offer no assurance that Prospect Capital Management will remain our Investment Adviser or that we will continue to have access to its investment professionals or its information and deal flow. Under our Investment Advisory Agreement, we pay Prospect Capital Management investment advisory fees, which consist of an annual base management fee based on our gross assets, which we define as total assets without deduction for any liabilities (and, accordingly, includes the value of assets acquired with proceeds from borrowings), as well as a two-part incentive fee based on our performance. Mr. Barry currently controls Prospect Capital Management. See "Business—Management Services—Board of Directors approval of the Investment Advisory Agreement."

Staffing

        Mr. John F. Barry III, our chairman and chief executive officer, Mr. Grier Eliasek, our chief operating officer and president, and Mr. Brian H. Oswald, our chief financial officer, chief compliance officer, treasurer and secretary, comprise our senior management. Over time, we expect to add additional officers and employees.

        Messrs. Barry and Eliasek each also serves as an officer of Prospect Administration and performs his respective functions under the terms of the Administration Agreement. Our day-to-day investment operations are managed by Prospect Capital Management. In addition, we reimburse Prospect Administration for our allocable portion of expenses incurred by it in performing its obligations under the Administration Agreement, including rent and our allocable portion of the costs of our chief executive officer, president, chief financial officer, chief operating officer, chief compliance officer, treasurer and secretary and their respective staffs. See "Business—Management Services—Administration Agreement."

Properties

        We do not own any real estate or other physical properties materially important to our operation. Our corporate headquarters are located at 10 East 40th Street, 44th Floor, New York, NY 10016, where we occupy an office space pursuant to the Administration Agreement.

Legal Proceedings

        From time to time, we may become involved in various investigations, claims and legal proceedings that arise in the ordinary course of our business. These matters may relate to intellectual property, employment, tax, regulation, contract or other matters. The resolution of such matters that may arise out of these investigations, claims and proceedings will be subject to various uncertainties and, even if such matters are without merit, could result in the expenditure of significant financial and managerial resources.

        We are not aware of any material pending legal proceeding, and no such material proceedings are contemplated to which we are a party or of which any of our property is subject.

Management

        Our business and affairs are managed under the direction of our Board of Directors. Our Board of Directors currently consists of five directors, three of whom are not "interested persons" of the Company as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our Board of Directors elects our officers to serve for a one-year term and until their successors are duly elected and qualify, or until their earlier removal or resignation.

Board Of Directors And Executive Officers

        Under our charter, our directors are divided into three classes. Directors are elected for a staggered term of three years each, with a term of office of one of the three classes of directors expiring each year. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting are elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

Directors and Executive Officers

        Our directors and executive officers and their positions are set forth below. The address for each director and executive officer is c/o Prospect Capital Corporation, 10 East 40th Street, 44th Floor, New York, NY 10016.

Independent Directors

Name and Age	Position(s) Held with the Company	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
William J. Gremp, 69	Director	Class II Director from 2006 to 2009; Class I Director since April 2010; Term expires 2014	Mr. Gremp is responsible for traditional banking services, credit and lending, private equity and corporate cash management with Merrill Lynch & Co. from 1999 to present.	One	None
Eugene S. Stark, 54	Director	Class III Director since September 2008; Term expires 2013	Principal Financial Officer, Chief Compliance Officer and Vice President—Administration of General American Investors Company, Inc. from May 2005 to present.	One	None
Andrew C. Cooper, 50	Director	Class II Director since February 2009; Term expires 2012
			Mr. Cooper is an entrepreneur, who over the last 11 years has founded, built, run and sold three companies. He is Co-Chief Executive Officer of Unison Site Management, Inc., a specialty finance company focusing on cell site easements, and Executive Director of Brand Asset Digital, a digital media marketing and distribution company.	One	None

(1)
Our Board of Directors is divided into three classes of directors serving staggered three-year terms. Mr. Gremp is a Class I director with a term that will expire in 2014, Mr. Eliasek and Mr. Cooper are Class II directors with terms that will expire in 2012 and Mr. Barry and Mr. Stark are Class III directors with terms that will expire in 2013.

Interested Directors

Name and Age	Position(s) Held with the Company	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
John F. Barry III, 60(2)	Director, Chairman of the Board of Directors, and Chief Executive Officer	Class III Director since June 2004; Term expires 2013	Chairman and Chief Executive Officer of the Company; Managing Director of Prospect Capital Management and Prospect Administration since June 2004; Managing Director of affiliated companies of Prospect Capital Management and Prospect Administration.	One	None
M. Grier Eliasek, 39(2)	Director, Chief Operating Officer	Class II Director since June 2004; Term expires 2012	President and Chief Operating Officer of the Company, Managing Director of Prospect Capital Management and Prospect Administration.	One	Priority Senior Secured Income Fund, Inc.(3)

(1)
Our Board of Directors is divided into three classes of directors serving staggered three-year terms. Mr. Gremp is a Class I director with a term that will expire in 2014, Mr. Eliasek and Mr. Cooper are Class II directors with terms that will expire in 2012 and Mr. Barry and Mr. Stark are Class III directors with terms that will expire in 2013.

(2)
Messrs. Barry and Eliasek are each considered an "interested person" under the 1940 Act by virtue of serving as one of our officers and having a relationship with Prospect Capital Management.

(3)
An investment company subject to the 1940 Act.

Information about Executive Officers who are not Directors

Name and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Brian H. Oswald, 51	Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary	Chief Financial Officer, Treasurer and Secretary since November 2008 and Chief Compliance Officer since October 2008.	Joined Prospect Administration as Managing Director in June 2008. Previously Managing Director in Structured Finance Group at GSC Group (2006 to 2008).

Board Leadership Structure

        The Board of Directors believes that the combined position of Chief Executive Officer of the Company and Chairman of the Board of Directors of the Company is a superior model that results in greater efficiency regarding management of the Company, reduced confusion due to the elimination of the need to transfer substantial information quickly and repeatedly between a chief executive officer and chairman, and business advantages to the Company arising from the specialized knowledge acquired from the duties of the dual roles. The need for efficient decision making is particularly acute in the line of business of the Company, whereby multiple factors including market factors, interest rates and innumerable other financial metrics change on an ongoing and daily basis.

        The Company's Board of Directors does not currently have a designated lead independent director. Instead, all of the independent directors play an active role on the Board of Directors. The independent directors compose a majority of the Company's Board of Directors, and are closely involved in all material board level deliberations related to the Company. The Board of Directors believes that, with these practices, each independent director has an equal stake in the Board's actions and oversight role and equal accountability to the Company and its stockholders. The Company believes that Eugene Stark acts as the de facto lead independent director, by virtue of his role as an accounting expert and Chairman of the Audit Committee.

Director Independence

        On an annual basis, each member of our Board of Directors is required to complete an independence questionnaire designed to provide information to assist the Board of Directors in determining whether the director is independent. Our Board of Directors has determined that each of our directors, other than Messrs. Barry and Eliasek, is independent under the 1940 Act.

Role of the Chairman and Chief Executive Officer

        As Chairman of the Board of Directors and Chief Executive Officer, Mr. Barry assumes a leading role in mid- and long-term strategic planning and supports major transaction initiatives of the Company. Mr. Barry also manages the day-to-day operations of the Company, with the support of the other executive officers. As Chief Executive Officer, Mr. Barry has general responsibility for the implementation of the policies of the Company, as determined by the Board of Directors, and for the management of the business and affairs of the Company. The Board of Directors has determined that its leadership structure, in which the majority of the directors are not affiliated with the Company, Prospect Capital Management or Prospect Administration, is appropriate in light of the services that Prospect Capital Management and Prospect Administration and their affiliates provide to the Company and the potential conflicts of interest that could arise from these relationships.

Experience, Qualifications, Attributes and/or Skills that Led to the Board's Conclusion that such Members Should Serve as Director of the Company

        The Board believes that, collectively, the directors have balanced and diverse experience, qualifications, attributes and skills, which allow the Board to operate effectively in governing the Company and protecting the interests of its stockholders. Below is a description of the various experiences, qualifications, attributes and/or skills with respect to each director considered by the Board.

  John F. Barry III

        The Board benefits from Mr. Barry's years of experience in the investment banking and the financial advisory industries, as well as his service on multiple boards for various companies. In addition to overseeing the Company, Mr. Barry has served on the boards of directors of private and public companies, including financial services, financial technology and energy companies. Mr. Barry also managed an investment bank, focusing on private equity and debt financing for energy and other companies, and was the founding member of the project finance group at Merrill Lynch & Co. The Board also benefits from Mr. Barry's past experience as a corporate securities lawyer at a premiere United States law firm, advising energy companies and their commercial and investment bankers. Mr. Barry is also chairman of the board of directors of the Mathematics Foundation of America, a non-profit foundation which enhances opportunities in mathematics education for students from diverse backgrounds. Mr. Barry's longstanding service as Chairman and Chief Executive Officer of the Company and as a Managing Director of Prospect Capital Management and Prospect Administration provide him with a specific understanding of the Company, its operation, and the business and regulatory issues facing the Company.

  M. Grier Eliasek

        Mr. Eliasek brings to the Board business leadership and experience and knowledge of senior loan, mezzanine, bridge loan, private equity and venture capital investments, as well as a knowledge of diverse management practices. Mr. Eliasek is the President and Chief Operating Officer of the Company and a Managing Director of Prospect Capital Management and Prospect Administration. He is also responsible for leading the origination and assessment of investments for the Company. The Board also benefits from Mr. Eliasek's experience as a consultant with Bain & Company, a global strategy consulting firm, where he managed engagements for companies in several different industries, by providing the Company with unique views on investment and management issues. At Bain & Company, Mr. Eliasek analyzed new lines of businesses, developed market strategies, revamped sales organizations, and improved operational performance for Bain & Company clients. Mr. Eliasek's longstanding service as Director, President and Chief Operating Officer of the Company and as a Managing Director of Prospect Capital Management and Prospect Administration provide him with a specific understanding of the Company, its operation, and the business and regulatory issues facing the Company.

  Andrew C. Cooper

        Mr. Cooper's over 25 years of experience in venture capital management, venture capital investing and investment banking provides the Board with a wealth of leadership, business investing and financial experience. Mr. Cooper's experience as the co-founder, director and former co-CEO of Unison Site Management LLC, a leading cellular site owner with 2,000 plus cell sites which generate more than $40 million in annual cash flow, and as co-founder, CFO and VP of business development for Avesta Technologies, an enterprise, information and technology management software company bought by Visual Networks in 2000, provides the Board with the benefit of leadership and experience in finance and management. Mr. Cooper also serves on the board of Brand Asset Digital, Aquatic Energy and the Madison Square Boys and Girls Club of New York. Further, Mr. Cooper's time as a director of CSG

Systems, Protection One Alarm, LionBridge Technologies and Weblink Wireless, provides the Board with a wealth of experience and an in-depth understanding of management practices. Mr. Cooper's knowledge of financial and accounting matters qualifies him to serve on the Company's Audit Committee and his independence from the Company, Prospect Capital Management and Prospect Administration enhances his service as a member of the Nominating and Corporate Governance Committee.

  William J. Gremp

        Mr. Gremp brings to the Board a broad and diverse knowledge of business and finance as a result of his career as an investment banker, spanning over 40 years working in corporate finance and originating and executing transactions and advisory assignments for energy and utility related clients. Since 1999, Mr. Gremp has been responsible for traditional banking services, credit and lending, private equity and corporate cash management with Merrill Lynch & Co.. From 1996 to 1999, he served at Wachovia as senior vice president, managing director and co-founder of the utilities and energy investment banking group, responsible for origination, structuring, negotiation and successful completion of transactions utilizing investment banking, capital markets and traditional commercial banking products. From 1990 to 1996, Mr. Gremp was the managing director of global power and project finance at JPMorgan Chase & Co., and from 1970 to 1990, Mr. Gremp was with Merrill Lynch & Co., starting out as an associate in the mergers and acquisitions department, then in 1986 becoming the senior vice president, managing director and head of the regulated industries group. Mr. Gremp's knowledge of financial and accounting matters qualifies him to serve on the Company's Audit Committee and his independence from the Company, Prospect Capital Management and Prospect Administration enhances his service as a member of the Nominating and Corporate Governance Committee.

  Eugene S. Stark

        Mr. Stark brings to the Board over 20 years of experience in directing the financial and administrative functions of investment management organizations. The Board benefits from his broad experience in financial management; SEC reporting and compliance; strategic and financial planning; expense, capital and risk management; fund administration; due diligence; acquisition analysis; and integration activities. Since May 2005, Mr. Stark's position as the Principal Financial Officer, Chief Compliance Officer and Vice President of Administration at General American Investors Company, Inc., where he is responsible for operations, compliance, and financial functions, allows him to provide the Board with added insight into the management practices of other financial companies. From January to April of 2005, Mr. Stark was the Chief Financial Officer of the Company, prior to which he worked at Prudential Financial, Inc. between 1987 and 2004. His many positions within Prudential include 10 years as Vice President and Fund Treasurer of Prudential Mutual Funds, 4 years as Senior Vice President of Finance of Prudential Investments, and 2 years as Senior Vice President of Finance of Prudential Amenities. Mr. Stark is also a Certified Public Accountant. Mr. Stark's knowledge of financial and accounting matters qualifies him to serve on the Company's Audit Committee and his independence from the Company, Prospect Capital Management and Prospect Administration enhances his service as a member of the Nominating and Corporate Governance Committee. Mr. Stark is also a member of Mount Saint Mary Academy's Finance Committee.

Means by Which the Board of Directors Supervises Executive Officers

        The Board of Directors is regularly informed on developments and issues related to the Company's business, and monitors the activities and responsibilities of the executive officers in various ways.

        At each regular meeting of the Board of Directors, the executive officers report to the Board of Directors on developments and important issues. Each of the executive officers, as applicable, also provide regular updates to the members of the Board of Directors regarding the Company's business between the dates of regular meetings of the Board of Directors.

        Executive officers and other members of Prospect Capital Management, at the invitation of the Board of Directors, regularly attend portions of meetings of the Board of Directors and its committees to report on the financial results of the Company, its operations, performance and outlook, and on areas of the business within their responsibility, including risk management and management information systems, as well as other business matters.

The Board's Role in Risk Oversight

        The Company's Board of Directors performs its risk oversight function primarily through (a) its two standing committees, which report to the entire Board of Directors and are comprised solely of independent directors and (b) monitoring by the Company's Chief Compliance Officer in accordance with its compliance policies and procedures.

        As set forth in the descriptions regarding the Audit Committee and the Nominating and Governance Committee, the Audit Committee and the Nominating and Governance Committee assist the Board of Directors in fulfilling its risk oversight responsibilities. The Audit Committee's risk oversight responsibilities include reviewing and discussing with management and the independent accountants the annual audited financial statements of the Company, including disclosures made in management's discussion and analysis; reviewing and discussing with management and the independent accountants the Company's quarterly financial statements prior to the filings of its quarterly reports on Form 10-Q; pre-approving the independent accountants' engagement to render audit and/or permissible non-audit services; and evaluating the qualifications, performance and independence of the independent accountants. The Nominating and Governance Committee's risk oversight responsibilities include selecting qualified nominees to be elected to the Board of Directors by stockholders; selecting qualified nominees to fill any vacancies on the Board of Directors or a committee thereof; developing and recommending to the Board of Directors a set of corporate governance principles applicable to the Company; and overseeing the evaluation of the Board of Directors and management. Both the Audit Committee and the Nominating and Governance Committee consist solely of independent directors.

        The Company's Board of Directors also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. The Company's Chief Compliance Officer prepares a written report annually discussing the adequacy and effectiveness of the compliance policies and procedures of the Company and certain of its service providers. The Chief Compliance Officer's report, which is reviewed by the Board of Directors, addresses at a minimum (a) the operation of the compliance policies and procedures of the Company and certain of its service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer's annual review; and (d) any compliance matter that has occurred since the date of the last report about which the Board of Directors would reasonably need to know to oversee the Company's compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the independent directors at least once each year.

        The Company believes that its Board of Director's role in risk oversight is effective and appropriate given the extensive regulation to which it is already subject as a business development company, or BDC, under the 1940 Act. Specifically, as a BDC the Company must comply with certain regulatory requirements that control certain types of risk in its business and operations. For example, the Company's ability to incur indebtedness is limited such that its asset coverage must equal at least 200% immediately after each time it incurs indebtedness, the Company generally has to invest at least 70% of its total assets in "qualifying assets." In addition, the Company elected to be treated as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code, as amended. As a RIC, the Company must, among other things, meet certain income source and asset diversification requirements.

        The Company believes that the extent of its Board of Directors' (and its committees') role in risk oversight complements its Board's leadership structure because it allows the Company's independent directors to exercise oversight of risk without any conflict that might discourage critical review through the two fully independent board committees, auditor and independent valuation providers, and otherwise.

        The Company believes that a board's roles in risk oversight must be evaluated on a case by case basis and that the Board of Directors' practices concerning risk oversight is appropriate. However, the Company continually re-examines the manners in which the Board administers its oversight function on an ongoing basis to ensure that they continue to meet the Company's needs.

Committees of the Board of Directors

        Our Board of Directors has established an Audit Committee and a Nominating and Corporate Governance Committee. For the fiscal year ended June 30, 2012, our Board of Directors held 12 Board of Director meetings, 9 Audit Committee meetings, and 2 Nominating and Corporate Governance Committee meetings. All directors attended at least 75% of the aggregate number of meetings of the Board of Directors and of the respective committees on which they served. We require each director to make a diligent effort to attend all board and committee meetings, as well as each annual meeting of stockholders. Three directors attended last year's annual meeting of stockholders in person.

        The Audit Committee.    The Audit Committee operates pursuant to a charter approved by the Board of Directors. The charter sets forth the responsibilities of the Audit Committee, which include selecting or retaining each year an independent registered public accounting firm, or independent accountants, to audit the accounts and records of the Company; reviewing and discussing with management and the independent accountants the annual audited financial statements of the Company, including disclosures made in management's discussion and analysis, and recommending to the Board of Directors whether the audited financial statements should be included in the Company's annual report on Form 10-K; reviewing and discussing with management and the independent accountants the Company's quarterly financial statements prior to the filings of its quarterly reports on Form 10-Q; pre-approving the independent accountants' engagement to render audit and/or permissible non-audit services; and evaluating the qualifications, performance and independence of the independent accountants. The Audit Committee is presently composed of three persons: Messrs. Cooper, Gremp and Stark, each of whom is not an "interested person" as defined in the 1940 Act and is considered independent under applicable NASDAQ rules, with Mr. Stark serving as chairman of the committee. The Board of Directors has determined that Mr. Stark is an "audit committee financial expert" as that term is defined under Item 407 of Regulation S-K. The Audit Committee may delegate its pre-approval responsibilities to one or more of its members. The member(s) to whom such responsibility is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting. Messrs. Cooper, Gremp and Stark were added to the Audit Committee concurrent with their election to the Board of Directors on February 12, 2009, April 1, 2010 and September 4, 2008, respectively.

        The function of the Audit Committee is oversight. Our management is primarily responsible for maintaining appropriate systems for accounting and financial reporting principles and policies and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent accountants are primarily responsible for planning and carrying out a proper audit of our annual financial statements in accordance with generally accepted accounting standards. The independent accountants are accountable to the Board of Directors and the Audit Committee, as representatives of our stockholders. The Board of Directors and the Audit Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace our independent accountants (subject, if applicable, to stockholder ratification).

        In fulfilling their responsibilities, it is recognized that members of the Audit Committee are not our full-time employees or management and are not, and do not represent themselves to be, accountants or auditors by profession. As such, it is not the duty or the responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures, to determine that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to set auditor independence standards. Each member of the Audit Committee shall be entitled to rely on (a) the integrity of those persons within and outside us and management from which it receives information; (b) the accuracy of the financial and other information provided to the Audit Committee absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors); and (c) statements made by our officers and employees, our investment adviser or other third parties as to any information technology, internal audit and other non-audit services provided by the independent accountants to us.

        The Nominating and Corporate Governance Committee.    The Nominating and Corporate Governance Committee, or Nominating and Governance Committee, is responsible for selecting qualified nominees to be elected to the Board of Directors by stockholders; selecting qualified nominees to fill any vacancies on the Board of Directors or a committee thereof; developing and recommending to the Board of Directors a set of corporate governance principles applicable to the Company; overseeing the evaluation of the Board of Directors and management; and undertaking such other duties and responsibilities as may from time to time be delegated by the Board of Directors to the Nominating and Governance Committee. The Nominating and Governance Committee takes into consideration the educational, professional and technical backgrounds and diversity of each nominee when evaluating such nominees to be elected to the Board of Directors. The Nominating and Governance Committee does not have a formal policy with respect to diversity. The Nominating and Governance Committee is presently composed of three persons: Messrs. Cooper, Gremp and Stark, each of whom is not an "interested person" as defined in the 1940 Act and is considered independent under applicable NASDAQ rules, with Mr. Gremp serving as chairman of the committee. Messrs. Cooper, Gremp and Stark were added to the Nominating and Governance Committee concurrent with their election to the Board of Directors on February 12, 2009, April 1, 2010 and September 4, 2008, respectively.

        The Nominating and Governance Committee will consider stockholder recommendations for possible nominees for election as directors when such recommendations are submitted in accordance with the Company's Bylaws and any applicable law, rule or regulation regarding director nominations. Nominations should be sent to the Corporate Secretary c/o Prospect Capital Corporation, 10 East 40th Street, 44th Floor, New York, New York 10016. When submitting a nomination to the Company for consideration, a stockholder must provide all information that would be required under applicable Commission rules to be disclosed in connection with election of a director, including the following minimum information for each director nominee: full name, age and address; principal occupation during the past five years; current directorships on publicly held companies and investment companies; number of shares of our common stock owned, if any; and, a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders. Criteria considered by the Nominating and Governance Committee in evaluating the qualifications of individuals for election as members of the Board of Directors include compliance with the independence and other applicable requirements of the NASDAQ rules and the 1940 Act and all other applicable laws, rules, regulations and listing standards, the criteria, policies and principles set forth in the Nominating and Corporate Governance Committee Charter, and the ability to contribute to the effective management of the Company, taking into account our needs and such factors as the individual's experience, perspective, skills, expertise and knowledge of the industries in which the

Company operates, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, and conflicts of interest. The Nominating and Governance Committee also may consider such other factors as it may deem to be in our best interests and those of our stockholders. The Board of Directors also believes it is appropriate for certain key members of our management to participate as members of the Board of Directors.

Corporate Governance

        Corporate Governance Guidelines.    Upon the recommendation of the Nominating and Governance Committee, the Board of Directors has adopted Corporate Governance Guidelines on behalf of the Company. These Corporate Governance Guidelines address, among other things, the following key corporate governance topics: director responsibilities; the size, composition, and membership criteria of the Board of Directors; composition and responsibilities of directors serving on committees of the Board of Directors; director access to officers, employees, and independent advisors; director orientation and continuing education; director compensation; and an annual performance evaluation of the Board of Directors.

        Code of Conduct.    We have adopted a code of conduct which applies to, among others, our senior officers, including our Chief Executive Officer and Chief Financial Officer, as well as all of our employees. Our code of conduct is an exhibit to our Annual Report on Form 10-K filed with the SEC, and can be accessed via the Internet site of the SEC at http://www.sec.gov. We intend to disclose amendments to or waivers from a required provision of the code of conduct on Form 8-K.

        Code of Ethics.    We, Prospect Capital Management and Prospect Administration have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code's requirements.

        Internal Reporting and Whistle Blower Protection Policy.    The Company's Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, collectively, Accounting Matters, and the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. Persons with complaints or concerns regarding Accounting Matters may submit their complaints to our Chief Compliance Officer, or CCO. Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to our Audit Committee Chairman. Complaints may be submitted on an anonymous basis.

        The CCO may be contacted at: Prospect Capital Corporation, Chief Compliance Officer, 10 East 40th Street, 44th Floor, New York, New York 10016.

        The Audit Committee Chairman may be contacted at: Prospect Capital Corporation, Audit Committee Chairman, 10 East 40th Street, 44th Floor, New York, New York 10016.

  Independent Directors

        The Board of Directors, in connection with the 1940 Act and the applicable Marketplace Rules of NASDAQ, has considered the independence of members of the Board of Directors who are not employed by Prospect Capital Management and has concluded that Messrs. Cooper, Gremp and Stark are not "interested persons" as defined by the 1940 Act and therefore qualify as independent directors under the standards promulgated by the Marketplace Rules of NASDAQ. In reaching this conclusion, the Board of Directors concluded that Messrs. Cooper, Gremp and Stark had no relationships with Prospect Capital Management or any of its affiliates, other than their positions as directors of the Company and, if applicable, investments in us that are on the same terms as those of other stockholders.

Proxy Voting Policies And Procedures

        We have delegated our proxy voting responsibility to Prospect Capital Management. The guidelines are reviewed periodically by Prospect Capital Management and our non-interested directors, and, accordingly, are subject to change. See "Regulation—Proxy Voting Policies and Procedures."

Compensation of Directors and Officers

        The following table sets forth information regarding the compensation received by the directors and executive officers from the Company for the fiscal year ended June 30, 2012. No compensation is paid to the interested directors by the Company.

Name and Position	Aggregate Compensation from the Company	Pension or Retirement Benefits Accrued as Part of the Company's Expenses(1)	Total Compensation Paid to Director/ Officer
Interested Directors
John F. Barry III(2)	None	None	None
M. Grier Eliasek(2)	None	None	None
Independent Directors
Andrew C. Cooper(3)	$90,000	None	$90,000
William J. Gremp(4)	$90,000	None	$90,000
Eugene S. Stark(5)	$90,000	None	$90,000
Executive Officers
Brian H. Oswald(2)	None	None	None

(1)
We do not have a bonus, profit sharing or retirement plan, and directors do not receive any pension or retirement benefits.

(2)
We have not paid, and we do not intend to pay, any annual cash compensation to our executive officers for their services as executive officers. Messrs. Barry and Eliasek are compensated by Prospect Capital Management from the income Prospect Capital Management receives under the management agreement between Prospect Capital Management and us. Mr. Oswald is compensated from the income Prospect Administration receives under the administration agreement.

(3)
Mr. Cooper joined our Board of Directors on February 12, 2009.

(4)
Mr. Gremp joined our Board of Directors on April 1, 2010.

(5)
Mr. Stark joined our Board of Directors on September 4, 2008.

        Effective January 12, 2009, the independent directors of the Board receive an annual fee of $85,000 plus reimbursement of any reasonable out-of-pocket expenses incurred. Effective March 1, 2012, the independent directors of the Board received an annual fee of $100,000 plus reimbursement of any reasonable out-of-pocket expenses incurred. No compensation was paid to directors who are interested persons of the Company as defined in 1940 Act. In addition, the Company purchases directors' and officers' liability insurance on behalf of the directors and officers.

Management Services

  Investment Advisory Agreement

        We have entered into the Investment Advisory Agreement with Prospect Capital Management under which the Investment Adviser, subject to the overall supervision of our Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, us. Under the terms of the Investment Advisory Agreement, our Investment Adviser: (i) determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes, (ii) identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and (iii) closes and monitors investments we make.

        Prospect Capital Management's services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired. For providing these services the Investment Adviser receives a fee from us, consisting of two components: a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 2% on our gross assets (including amounts borrowed). For services rendered under the Investment Advisory Agreement, the base management fee is payable quarterly in arrears. The base management fee is calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base management fees for any partial month or quarter are appropriately prorated.

        The incentive fee has two parts. The first part, the income incentive fee, which is payable quarterly in arrears, will equal 20% of the excess, if any, of our pre-incentive fee net investment income that exceeds a 1.75% quarterly (7% annualized) hurdle rate, subject to a "catch up" provision measured as of the end of each calendar quarter. In the three months ended June 30, 2012, we paid an incentive fee of $16.1 million (see calculation below). For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees and other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement described below, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment in kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to a "hurdle rate" of 1.75% per quarter (7% annualized).

        We expect the incentive fees we pay to increase to the extent we earn greater interest and dividend income through our investments in portfolio companies and, to a lesser extent, realize capital gains upon the sale of warrants or other equity investments in our portfolio companies and to decrease if our interest and dividend income and capital gains decrease. The "catch-up" provision requires us to pay 100% of our pre-incentive fee net investment income with respect to that portion of such income, if any, that exceeds the hurdle rate but is less than 125% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming an annualized hurdle rate of 7%). The catch-up provision is meant to provide Prospect Capital Management with 20% of our pre-incentive fee net investment income as if a hurdle rate did not apply when our pre-incentive fee net investment income exceeds 125% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming an annualized hurdle rate of 7%). The income incentive fee will be computed and paid on income that may include interest that is accrued but not yet received in cash. If interest income is accrued but never paid, the Board of Directors would decide to write off the accrual in the quarter when the accrual is determined to be uncollectible. The write off would cause a decrease in interest income for the quarter equal to the amount of the prior accrual. The Investment Adviser is not under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued income that we never receive as a result of a default by an entity on the obligation that resulted in the accrual of such income.

        The net investment income used to calculate this part of the incentive fee is also included in the amount of the gross assets used to calculate the 2% base management fee. We pay the Investment Adviser an income incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

  •
  no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate;

  •
  100.00% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 125.00% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming a 7.00% annualized hurdle rate); and

  •
  20.00% of the amount of our pre-incentive fee net investment income, if any, that exceeds 125.00% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming a 7.00% annualized hurdle rate).

        These calculations are appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

        The second part of the incentive fee, the capital gains incentive fee, is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), and equals 20% of our realized capital gains for the calendar year, if any, computed net of all realized capital losses and unrealized capital depreciation at the end of such year. In determining the capital gains incentive fee payable to the Investment Adviser, we calculate the aggregate realized capital gains, aggregate realized capital losses and aggregate unrealized capital depreciation, as applicable, with respect to each investment that has been in our portfolio. For the purpose of this calculation, an "investment" is defined as the total of all rights and claims which may be asserted against a portfolio company arising out of our participation in the debt, equity, and other financial instruments issued by that company. Aggregate realized capital gains, if any, equals the sum of the differences between the aggregate net sales price of each investment and the aggregate cost basis of such investment when sold or otherwise disposed. Aggregate realized capital losses equal the sum of the amounts by which the aggregate net sales price of each investment is less than the aggregate cost basis of such investment when sold or otherwise disposed. Aggregate unrealized capital depreciation equals the sum of the differences, if negative, between the aggregate valuation of each investment and the aggregate cost basis of such investment as of the applicable calendar year-end. At the end of the applicable calendar year, the amount of capital gains that serves as the basis for our calculation of the capital gains incentive fee involves netting aggregate realized capital gains against aggregate realized capital losses on a since-inception basis and then reducing this amount by the aggregate unrealized capital depreciation. If this number is positive, then the capital gains incentive fee payable is equal to 20% of such amount, less the aggregate amount of any capital gains incentive fees paid since inception.

        The actual transfer or sale of assets by Prospect to a SPE established by Prospect and consolidated with Prospect is disregarded for purposes of calculating the incentive fee.

        The following is a calculation of the most recently paid incentive fee paid in July 2012 (for the quarter ended June 30, 2012) (in thousands):

Prior Quarter Net Asset Value (adjusted for stock offerings during the quarter)	$1,477,025
Quarterly Hurdle Rate	1.75%

Current Quarter Hurdle	$25,848

125% of the Quarterly Hurdle Rate	2.1875%
125% of the Current Quarter Hurdle	$32,310

Current Quarter Pre Incentive Fee Net Investment Income	$80,284

Incentive Fee—"Catch-Up"	$6,462
Incentive Fee—20% in excess of 125% of the Current Quarter Hurdle	$9,595

Total Current Quarter Incentive Fee	$16,057

        The total base management fees earned by and paid to Prospect Capital Management during the twelve months ended June 30, 2012, June 30, 2011 and June 30, 2010 were $35.8 million, $22.5 million and $13.9 million, respectively.

        The income incentive fees were $46.7 million, $23.6 million and $16.8 million for the twelve months ended June 30, 2012, June 30, 2011 and June 30, 2010, respectively. No capital gains incentive fees were earned for the twelve months ended June 30, 2012, June 30, 2011 and June 30, 2010.

        The total investment advisory fees were $82.5 million, $46.1 million and $30.7 million for the twelve months ended June 30, 2012, June 30, 2011 and June 30, 2010, respectively.

        Because of the structure of the incentive fee, it is possible that we may have to pay an incentive fee in a quarter where we incur a loss. For example, if we receive pre-incentive fee net investment income in excess of the hurdle rate for a quarter, we will pay the applicable income incentive fee even if we have incurred negative total return in that quarter due to realized or unrealized losses on our investments.

  Examples of Quarterly Incentive Fee Calculation

  Example 1: Income Incentive Fee(*):

  Alternative 1

  Assumptions

  Investment income (including interest, dividends, fees, etc.) = 1.25%

  Hurdle rate(1) = 1.75%

  Base management fee(2) = 0.50%

  Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

  (*)
  The hypothetical amount of pre-incentive fee net investment income shown is based on a percentage of total net assets.

  (1)
  Represents 7% annualized hurdle rate

  (2)
  Represents 2% annualized base management fee.

  (3)
  Excludes organizational and offering expenses.

        Pre-incentive fee net investment income (investment income - (base management fee + other expenses)) = 0.55%

        Pre-incentive net investment income does not exceed hurdle rate, therefore there is no income incentive fee.

  Alternative 2

  Assumptions

  Investment income (including interest, dividends, fees, etc.) = 2.70%

  Hurdle rate(1) = 1.75%

  Base management fee(2) = 0.50%

  Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

  (1)
  Represents 7% annualized hurdle rate

  (2)
  Represents 2% annualized base management fee.

  (3)
  Excludes organizational and offering expenses.

        Pre-incentive fee net investment income (investment income - (base management fee + other expenses)) = 2%

        Pre-incentive net investment income exceeds hurdle rate, therefore there is an income incentive fee payable by us to our Investment Adviser.

Income incentive Fee	= 100% × "Catch Up" + the greater of 0% AND (20% × (pre-incentive fee net investment income - 2.1875)% = (100% × (2% - 1.75%)) + 0% = 100% × 0.25% + 0% = 0.25%

        Alternative 3

        Assumptions

        Investment income (including interest, dividends, fees, etc.) = 3%

        Hurdle rate(1) = 1.75%

        Base management fee(2) = 0.50%

        Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

  (1)
  Represents 7% annualized hurdle rate.

  (2)
  Represents 2% annualized base management fee.

  (3)
  Excludes organizational and offering expenses.

        Pre-incentive fee net investment income (investment income - (base management fee + other expenses)) = 2.30%

        Pre-incentive net investment income exceeds hurdle rate, therefore there is an income incentive fee payable by us to our Investment Adviser.

Income incentive Fee	= 100% × "Catch Up" + the greater of 0% AND (20% × (pre-incentive fee net investment income - 2.1875)%
= (100% × (2.1875% - 1.75%)) + the greater of 0% AND
(20% × (2.30% - 2.1875%))
= (100% × 0.4375%) + (20% × 0.1125%)
= 0.4375% + 0.0225%
= 0.46%

        Example 2: Capital Gains Incentive Fee:

        Alternative 1

        Assumptions

  •
  Year 1:    $20 million investment made

  •
  Year 2:    Fair market value, or FMV of investment determined to be $22 million

  •
  Year 3:    FMV of investment determined to be $17 million

  •
  Year 4:    Investment sold for $21 million

        The impact, if any, on the capital gains portion of the incentive fee would be:

  •
  Year 1:    No impact

  •
  Year 2:    No impact

  •
  Year 3:    Decrease base amount on which the second part of the incentive fee is calculated by $3 million (unrealized capital depreciation)

  •
  Year 4:    Increase base amount on which the second part of the incentive fee is calculated by $4 million ($1 million of realized capital gain and $3 million reversal in unrealized capital depreciation)

        Alternative 2

        Assumptions

  •
  Year 1:    $20 million investment made

  •
  Year 2:    FMV of investment determined to be $17 million

  •
  Year 3:    FMV of investment determined to be $17 million

  •
  Year 4:    FMV of investment determined to be $21 million

  •
  Year 5:    FMV of investment determined to be $18 million

  •
  Year 6:    Investment sold for $15 million

        The impact, if any, on the capital gains portion of the incentive fee would be:

  •
  Year 1:    No impact

  •
  Year 2:    Decrease base amount on which the second part of the incentive fee is calculated by $3 million (unrealized capital depreciation)

  •
  Year 3:    No impact

  •
  Year 4:    Increase base amount on which the second part of the incentive fee is calculated by $3 million (reversal in unrealized capital depreciation)

  •
  Year 5:    Decrease base amount on which the second part of the incentive fee is calculated by $2 million (unrealized capital depreciation)

  •
  Year 6:    Decrease base amount on which the second part of the incentive fee is calculated by $3 million ($5 million of realized capital loss offset by a $2 million reversal in unrealized capital depreciation)

        Alternative 3

        Assumptions

  •
  Year 1:    $20 million investment made in company A, or Investment A, and $20 million investment made in company B, or Investment B

  •
  Year 2:    FMV of Investment A is determined to be $21 million, and Investment B is sold for $18 million

  •
  Year 3:    Investment A is sold for $23 million

        The impact, if any, on the capital gains portion of the incentive fee would be:

  •
  Year 1:    No impact

  •
  Year 2:    Decrease base amount on which the second part of the incentive fee is calculated by $2 million (realized capital loss on Investment B)

  •
  Year 3:    Increase base amount on which the second part of the incentive fee is calculated by $3 million (realized capital gain on Investment A)

        Alternative 4

        Assumptions

  •
  Year 1:    $20 million investment made in company A, or Investment A, and $20 million investment made in company B, or Investment B

  •
  Year 2:    FMV of Investment A is determined to be $21 million, and FMV of Investment B is determined to be $17 million

  •
  Year 3:    FMV of Investment A is determined to be $18 million, and FMV of Investment B is determined to be $18 million

  •
  Year 4:    FMV of Investment A is determined to be $19 million, and FMV of Investment B is determined to be $21 million

  •
  Year 5:    Investment A is sold for $17 million, and Investment B is sold for $23 million

        The impact, if any, on the capital gains portion of the incentive fee would be:

  •
  Year 1:    No impact

  •
  Year 2:    Decrease base amount on which the second part of the incentive fee is calculated by $3 million (unrealized capital depreciation on Investment B)

  •
  Year 3:    Decrease base amount on which the second part of the incentive fee is calculated by $1 million ($2 million in unrealized capital depreciation on Investment A and $1 million recovery in unrealized capital depreciation on Investment B)

  •
  Year 4:    Increase base amount on which the second part of the incentive fee is calculated by $3 million ($1 million recovery in unrealized capital depreciation on Investment A and $2 million recovery in unrealized capital depreciation on Investment B)

  •
  Year 5:    Increase base amount on which the second part of the incentive fee is calculated by $1 million ($3 million realized capital gain on Investment B offset by $3 million realized capital loss on Investment A plus a $1 million reversal in unrealized capital depreciation on Investment A from Year 4)

  Payment of our expenses

        All investment professionals of the Investment Adviser and its staff, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, will be provided and paid for by the Investment Adviser. We bear all other costs and expenses of our operations and transactions, including those relating to: organization and offering; calculation of our net asset value (including the cost and expenses of any independent valuation firms); expenses incurred by Prospect Capital Management payable to third parties, including agents, consultants or other advisers (such as independent valuation firms, accountants and legal counsel), in monitoring our financial and legal affairs and in monitoring our investments and performing due diligence on our prospective portfolio companies; interest payable on debt, if any, and dividends payable on preferred stock, if any, incurred to finance our investments; offerings of our debt, our preferred shares, our common stock and other securities; investment advisory fees; fees payable to third parties, including agents, consultants or other advisors, relating to, or associated with, evaluating and making investments; transfer agent and custodial fees; registration fees; listing fees; taxes; independent directors' fees and expenses; costs of preparing and filing reports or other documents with the SEC; the costs of any reports, proxy statements or other notices to stockholders, including printing costs; our allocable portion of the fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums; direct costs and expenses of administration, including auditor and legal costs; and all other expenses incurred by us, by our Investment Adviser or by Prospect Administration in connection with administering our business, such as our allocable portion of overhead under the Administration Agreement, including rent and our allocable portion of the costs of our chief compliance officer and chief financial officer and his staff, including the internal legal staff.

  Duration and termination

        The Investment Advisory Agreement was originally approved by our Board of Directors on June 23, 2004 and was recently re-approved by the Board of Directors on May 4, 2012 for an additional one-year term expiring June 22, 2013. Unless terminated earlier as described below, it will remain in effect from year to year thereafter if approved annually by our Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. The Investment Advisory Agreement will automatically terminate in the event of its assignment. The Investment Advisory Agreement may be terminated by either party without penalty upon not more than 60 days' written notice to the other. See "Risk factors—Risks Relating to Our Business—We are dependent upon Prospect Capital Management's key management personnel for our future success."

  Administration Agreement

        We have also entered into an Administration Agreement with Prospect Administration under which Prospect Administration, among other things, provides (or arranges for the provision of) administrative services and facilities for us. For providing these services, we reimburse Prospect Administration for our allocable portion of overhead incurred by Prospect Administration in performing its obligations under the Administration Agreement, including rent and our allocable portion of the costs of our chief compliance officer and chief financial officer and his staff, including the internal legal staff. Under this agreement, Prospect Administration furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Prospect Administration also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the Securities and Exchange Commission, or the SEC. In addition, Prospect Administration assists us in determining and publishing our net asset value, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Under the Administration Agreement, Prospect Administration also provides on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance. The Administration Agreement may be terminated by either party without penalty upon 60 days' written notice to the other party. Prospect Administration is a wholly owned subsidiary of our Investment Adviser.

        We reimbursed Prospect Administration $6.8 million, $5.0 million and $3.4 million for the twelve months ended June 30, 2012, June 30, 2011 and June 30, 2010, respectively, for services it provided to the Company at cost.

  Indemnification

        The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Prospect Capital Management and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of Prospect Capital Management's services under the Investment Advisory Agreement or otherwise as our investment adviser.

        The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Prospect Administration and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of Prospect Administration's services under the Administration Agreement or otherwise as our administrator.

  Board of Directors approval of the Investment Advisory Agreement

        On May 4, 2012, our Board of Directors voted unanimously to renew the Investment Advisory Agreement for the 12-month period ending June 22, 2013. In its consideration of the Investment Advisory Agreement, the Board of Directors focused on information it had received relating to, among other things: (a) the nature, quality and extent of the advisory and other services to be provided to us by Prospect Capital Management; (b) comparative data with respect to advisory fees or expense ratios paid by other business development companies with similar investment objectives; (c) our projected operating expenses; (d) the projected profitability of Prospect Capital Management and any existing and potential sources of indirect income to Prospect Capital Management or Prospect Administration

from their relationships with us and the profitability of those relationships; (e) information about the services to be performed and the personnel performing such services under the Investment Advisory Agreement; (f) the organizational capability and financial condition of Prospect Capital Management and its affiliates and (g) the possibility of obtaining similar services from other third party service providers or through an internally managed structure. In approving the renewal of the Investment Advisory Agreement, the Board of Directors, including all of the directors who are not "interested persons," considered the following:

  •
  Nature, Quality and Extent of Services.  The Board of Directors considered the nature, extent and quality of the investment selection process employed by Prospect Capital Management. The Board of Directors also considered Prospect Capital Management's personnel and their prior experience in connection with the types of investments made by us. The Board of Directors concluded that the services to be provided under the Investment Advisory Agreement are generally the same as those of comparable business development companies described in the available market data.

  •
  Investment Performance.  The Board of Directors reviewed our investment performance as well as comparative data with respect to the investment performance of other externally managed business development companies. The Board of Directors concluded that Prospect Capital Management was delivering results consistent with our investment objective and that our investment performance was satisfactory when compared to comparable business development companies.

  •
  The reasonableness of the fees paid to Prospect Capital Management.  The Board of Directors considered comparative data based on publicly available information on other business development companies with respect to services rendered and the advisory fees (including the management fees and incentive fees) of other business development companies as well as our projected operating expenses and expense ratio compared to other business development companies. The Board of Directors, on behalf of the Company, also considered the profitability of Prospect Capital Management. Based upon its review, the Board of Directors concluded that the fees to be paid under the Investment Advisory Agreement are reasonable compared to other business development companies.

  •
  Economies of Scale.  The Board of Directors considered information about the potential of Prospect Capital Management to realize economies of scale in managing our assets, and determined that at this time there were not economies of scale to be realized by Prospect Capital Management.

        Based on the information reviewed and the discussions detailed above, the Board of Directors (including all of the directors who are not "interested persons") concluded that the investment advisory fee rates and terms are fair and reasonable in relation to the services provided and approved the renewal of the Investment Advisory Agreement with Prospect Capital Management as being in the best interests of the Company and its stockholders.

Portfolio Managers

        The following individuals function as portfolio managers primarily responsible for the day-to-day management of our portfolio. Our portfolio managers are not responsible for day-to-day management of any other accounts. For a description of their principal occupations for the past five years, see above.

Name	Position	Length of Service with Company (Years)
John F. Barry III	Chairman and Chief Executive Officer	7
M. Grier Eliasek	President and Chief Operating Officer	7

        Mr. Eliasek receives no compensation from the Company. Mr. Eliasek receives a salary and bonus from Prospect Capital Management that takes into account his role as a senior officer of the Company and of Prospect Capital Management, his performance and the performance of each of Prospect Capital Management and the Company. Mr. Barry receives no compensation from the Company. Mr. Barry, as the sole member of Prospect Capital Management, receives a salary and/or bonus from Prospect Capital Management and is entitled to equity distributions after all other obligations of Prospect Capital Management are met.

        The following table sets forth the dollar range of our common stock beneficially owned by each of the portfolio managers described above as of June 30, 2012.

Name	Aggregate Dollar Range of Common Stock Beneficially Owned by Prospect Capital Management
John F. Barry III	Over $100,000
M. Grier Eliasek	Over $100,000

  Managerial Assistance

        As a business development company, we offer, and must provide upon request, managerial assistance to certain of our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. We billed $1,579,735, $1,325,000 and $892,000 of managerial assistance fees for the years ended June 30, 2012, June 30, 2011 and June 30, 2010, respectively, of which $145,000, $128,000 and $247,000 remains on the consolidated statement of assets and liabilities as of June 30, 2012, June 30, 2011 and June 30, 2010, respectively. These fees are paid to the Administrator so we simultaneously accrue a payable to the Administrator for the same amounts, which remain on the consolidated statements of assets and liabilities.

  License Agreement

        We entered into a license agreement with Prospect Capital Management, pursuant to which Prospect Capital Management agreed to grant us a nonexclusive, royalty free license to use the name "Prospect Capital." Under this agreement, we have a right to use the Prospect Capital name, for so long as Prospect Capital Management or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we have no legal right to the Prospect Capital name. This license agreement will remain in effect for so long as the Investment Advisory Agreement with our Investment Adviser is in effect.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

        We have entered into the Investment Advisory Agreement with Prospect Capital Management. Our Chairman of the Board of Directors is the sole member of and controls Prospect Capital Management. Our senior management may in the future also serve as principals of other investment managers affiliated with Prospect Capital Management that may in the future manage investment funds with investment objectives similar to ours. In addition, our executive officers and directors and the principals of Prospect Capital Management may serve as officers, directors or principals of entities that operate in the same or related lines of business as we do or of investment funds managed by affiliates. Accordingly, we may not be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with Prospect Capital Management. However, our Investment Adviser and other members of the affiliated present and predecessor companies of Prospect Capital Management intend to allocate investment opportunities in a fair and equitable manner consistent with our investment objectives and strategies so that we are not disadvantaged in relation to any other client. See "Risk Factors—Risks Relating To Our Business—Potential conflicts of interest could impact our investment returns."

        In addition, pursuant to the terms of the Administration Agreement, Prospect Administration provides, or arranges to provide, the Company with the office facilities and administrative services necessary to conduct our day-to-day operations. Prospect Capital Management is the sole member of and controls Prospect Administration.

        We have no intention of investing in any portfolio company in which Prospect Capital Management or any affiliate currently has an investment.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

        As of October 25, 2012, there were no persons that owned 25% or more of our outstanding voting securities, and we believe no person should be deemed to control us, as such term is defined in the 1940 Act.

        The following table sets forth, as of October 25, 2012, certain ownership information with respect to our common stock for those persons who directly or indirectly own, control or hold with the power to vote, 5% or more of our outstanding common stock and all officers and directors, as a group. Unless otherwise indicated, we believe that the beneficial owners set forth in the tables below have sole voting and investment power.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned		Percentage of Class(1)
5% or more holders
Zazove Associates, LLC 1001 Tahoe Blvd. Incline Village, NV 89451	11,605,300	(2)	6.2%
Jupiter Street, Inc. Post Office Box 12485 Jackson, MS 39236-2485	11,378,067	(3)	6.5%
Executive officers and directors as a group	3,250,066		1.9%

*
Represents less than one percent.

(1)
Based on a total of 174,480,573 shares of our common stock issued and outstanding as of October 25, 2012.

(2)
Based upon a Schedule 13G filed with the SEC on January 5, 2012 by Zazove Associates, LLC, or Zazove. According to the Schedule 13G, all of the shares beneficially owned by Zazove represent shares issuable upon the conversion of certain convertible notes, or the Notes, issued by the Company and beneficially owned by Zazove. Notwithstanding the percentage of common stock noted, each of the Notes contain a provision that limits the holders of the Notes from converting the Notes to shares of common stock of the Company to the extent such conversion would cause the holder to become a beneficial owner of more than 5.0% of the Company's outstanding common stock at the time of conversion. Percentage of common stock outstanding included the conversion of these shares in the total outstanding.

(3)
Based upon a Schedule 13G jointly filed with the SEC on June 22, 2012 by Jupiter Street, Inc., or Jupiter, Capitol Street Corporation, or Capitol, and Galaxie Corporation, or Galaxie. According to the Schedule 13G, Jupiter acquired shares of the Company on June 15, 2012, Capitol owns 100% of Jupiter, and Galaxie owns 100% of Capitol. According to the Schedule 13G, various persons have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of the common stock of the Company held by Jupiter. According to the Schedule 13G, no one person's interest in the common stock of the Company is more than five percent of the total outstanding common shares.

        The following table sets forth the dollar range of our equity securities beneficially owned by each of our directors and officers as of June 30, 2012. We are not part of a "family of investment companies" as that term is defined in the 1940 Act.

Name of Director or Officer	Dollar Range of Equity Securities in the Company(1)
Independent Directors
William J. Gremp	$10,001 - $50,000
Andrew C. Cooper	None
Eugene S. Stark	Over $100,000
Interested Directors
John F. Barry III(2)	Over $100,000
M. Grier Eliasek	Over $100,000
Officer
Brian H. Oswald	Over $100,000

(1)
Dollar ranges are as follows: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000 or over $100,000.

(2)
Represents an indirect beneficial ownership in shares of our common stock, that are beneficially owned directly by Prospect Capital Management, by reason of Mr. Barry's position as a control person of Prospect Capital Management.

PORTFOLIO COMPANIES

        The following is a listing of our portfolio companies at June 30, 2012. Values are as of June 30, 2012.

        The portfolio companies are presented in three categories: "companies more than 25% owned" are portfolio companies in which Prospect directly or indirectly owns more than 25% of the outstanding voting securities of such portfolio company and, therefore, such portfolio company is presumed to be controlled by us under the 1940 Act; "companies owned 5% to 25%" are portfolio companies where Prospect directly or indirectly owns 5% to 25% of the outstanding voting securities of such portfolio company and/or holds one or more seats on the portfolio company's Board of Directors and, therefore, such portfolio company is deemed to be an affiliated person with us under the 1940 Act; "companies less than 5% owned" are portfolio companies where Prospect directly or indirectly owns less than 5% of the outstanding voting securities of such portfolio company and where it has no other affiliations with such portfolio company. As of June 30, 2012, Prospect owned 100.00% of the fully diluted common equity of ESHI, 100% of the equity of Airmall, 100% of the common equity of Borga, 49.00% of the fully diluted common equity of Integrated Contract Services, 100.00% of the members unit of AWCNC, LLC, 100.00% of the common equity of Wolf Energy Holdings, Inc., 83.5% of the fully diluted preferred equity of NMMB Holdings, Inc., 80.1% of First Tower Holdings LLC through our wholly-owned entity, First Tower Holdings of Delaware LLC, 74.1% of the fully diluted equity of R-V, and 77.7% of the fully diluted equity of Ajax. Prospect makes available significant managerial assistance to its portfolio companies. Prospect generally requests and may receive rights to observe the meetings of its portfolio companies' Boards of Directors.

Name of Portfolio Company	Nature of its Principal Business (Location)	Title and Class of Securities Held	Collateral Held	Investment Structure	Equity Securities Held, at Fair Value	Loans, at Fair Value
					(In millions of $)	(In millions of $)
Companies more than 25% owned
Airmail USA, Inc.	Property management (Pennsylvania)	Senior secured debt, senior subordinated debt, convertible preferred stock and common equity	First priority lien on substantially all assets	Common shares; convertible preferred shares; senior secured term loan, 12% due 6/30/2015; senior subordinated term loan, 12.00% plus 6.00% PIK, due 12/31/2015	6.1	41.9
Ajax Rolled Ring and Machine, Inc.	Manufacturing (South Carolina)	Senior secured debt, subordinated secured debt, convertible preferred stock and common equity	First priority lien on substantially all assets	Common shares; Convertible Preferred shares; Senior secured note Tranche A, 10.50% due 4/01/2013; Subordinated secured note Tranche B, 11.50% plus 6.00% PIK due 4/01/2013	17.2	35.2
AWCNC, LLC	Machinery (North Carolina)	Members Units	N/A	Members units	0.0	0.0
Borga, Inc.	Manufacturing (California)	Revolving line of credit, senior secured debt, warrants and common equity	First priority lien on all assets and pledge of all stock	Warrants; common shares; Revolving line of credit, 5.00% plus 3.00% default interest, in non-accrual status effective 03/02/2010, past due; Senior secured Term Loan B, 8.50% plus 3.00% default interest, in non-accrual status effective 03/02/2010, past due; Senior secured Term Loan C, 12.00% plus 4.00% PIK plus 3.00% default interest, in non-accrual status effective 03/02/2010, past due	0.0	0.7
Energy Solutions Holdings, Inc.	Gas Gathering and Processing (Texas)	Escrow Receivable, Senior secured debt, subordinated secured debt, and common equity	First priority lien on substantially all assets	Escrow Receivable; Common shares; Senior secured notes, 18.00% due 12/11/2016; Junior secured note, 18.00% due 12/12/2016; Subordinated secured note, 12.00% plus 4.00% PIK, in non-accrual status effective 10/1/2010 due 12/31/2011; Senior Secured Debt, in non-accrual status effective 01/01/2009 past due; Junior Secured Debt, in non- accrual status effective 01/01/2009 past due;	80.8	46.1
First Tower Holdings of Delaware, LLC.(1)	Consumer Finance (Mississippi)	Senior Secured Revolving Credit Facility, common equity, net revenue interest	First priority lien on substantially all assets	Common shares; Net revenue interest; Senior Secured Revolving Credit Facility, 20.00% due 6/30/2022	43.2	244.8
Integrated Contract Services, Inc.	Contracting (North Carolina)	Secured promissory note, Senior and junior secured debt, preferred stock and common equity	First priority lien on substantially all assets	Common shares; Preferred shares; Senior and junior secured notes, 7.00% plus 7.00% PIK plus 6.00% default interest, in non-accrual status effective 10/09/2007 past due; Senior demand note, 15.00%, in non-accrual status effective 11/1/2010 past due; Secured promissory note, 15%, in non- accrual status effective 12/22/2010, due 3/21/2012-12/18/2013	0.0	0.0

Name of Portfolio Company	Nature of its Principal Business (Location)	Title and Class of Securities Held	Collateral Held	Investment Structure	Equity Securities Held, at Fair Value	Loans, at Fair Value
					(In millions of $)	(In millions of $)
Manx Energy, Inc.	Oil and Gas production (Kansas)	Senior secured debt, preferred stock and common	First priority lien on substantially all assets	Common shares; Preferred shares; senior secured note (Manx), 13.00%, in non-accrual status effective 1/19/2010, due 6/21/2013	0.0	0.0
NMMB Holdings, Inc.	Media (New York)	Preferred stock, senior term debt and senior subordinated debt	First priority lien on substantially all assets	Preferred shares; senior term loan, 14.00% due 5/6/2016; senior subordinated term loan, 15.00% due 5/6/2016	0.3	24.5
R-V Industries, Inc.	Manufacturing (Pennsylvania)	Warrants and common equity	N/A	Common shares; Warrants, expiring 6/30/2017	23.9	0.00
Wolf Energy Holdings, Inc	Oil & Gas Production (Kansas)	Senior Secured debt, common equity	First priority lien on substantially all assets	Common shares; senior secured note (AEH), 8% in non-accrual status effective 1/19/2010, due 6/21/2013; senior secured note (Coalbed), 8%, in non-accrual status effective 1/19/2010 due 6/21/2013	0.0	0.0
Companies 5% to 25% owned
Biotronic NeuroNetwork	Healthcare (Michigan)	Senior secured debt and preferred stock	First priority lien on substantially all assets	Preferred shares; Senior secured note, 11.50% plus 1.00% PIK due 2/21/2013	2.7	26.2
Boxercraft Incorporated	Textiles & Leather (Georgia)	Senior secured debt, subordinated secured debt preferred stock and common equity	First priority lien on substantially all assets	Common shares; Preferred shares; Senior secured Term Loan A, 9.50% due 9/16/2013; Senior secured Term Loan B, 10.00% due 9/16/2013; Senior secured Term Loan C, 10.50% due 9/16/2013; Subordinated secured term loan, 12.00% plus 3.00% PIK due 3/16/2014	0.6	16.6
Smart, LLC	Diversified / Conglomerate Service (New York)	Membership interests	N/A	Membership interests	0.0	0.0
Companies less than 5% owned
ADAPCO, Inc.	Ecological (Florida)	Common equity	N/A	Common shares	0.2	0.0
Aircraft Fasteners International, LLC	Machinery (California)	Convertible preferred stock	N/A	Convertible preferred shares	0.5	0.0
Allied Defense Group, Inc.	Aerospace & Defense (Virginia)	Common equity	N/A	Common shares	0.0	0.0
American Gilsonite Company	Specialty minerals (Utah)	Senior subordinated secured debt and membership interests	Second priority lien on substantially all assets	Membership interests; Senior subordinated secured notes, 12.00% plus 2.50% PIK due 3/10/2016	6.8	37.7
Apidos CLO VIII(1)	Diversified Financial Services (Cayman Islands)	Subordinated Notes (Residual Interest)	N/A	Subordinated Notes (Residual Interest)	19.5	0.0
Apidos CLO IX, Ltd(1)	Diversified Financial Services (Cayman Islands)	Subordinated Notes (Residual Interest)	N/A	Subordinated Notes (Residual Interest)	18.7	0.0
Archipelago Learning, Inc	Consumer Services (Minnesota)	Second Lien Term Loan	Second lien on all assets	Second Lien Term Loan, 11.25% due 5/17/2019	0.0	49.3
Babson CLO Ltd 2011-I(1)	Diversified Financial Services (Cayman Islands)	Subordinated Notes (Residual Interest)	N/A	Subordinated Notes (Residual Interest)	34.2	0.0
Babson CLO Ltd 2012-IA(1)	Diversified Financial Services (Cayman Islands)	Subordinated Notes (Residual Interest)	N/A	Subordinated Notes (Residual Interest)	27.2	0.0

Name of Portfolio Company	Nature of its Principal Business (Location)	Title and Class of Securities Held	Collateral Held	Investment Structure	Equity Securities Held, at Fair Value	Loans, at Fair Value
					(In millions of $)	(In millions of $)
Babson CLO Ltd 2012-IIA(1)	Diversified Financial Services (Cayman Islands)	Subordinated Notes (Residual Interest)	N/A	Subordinated Notes (Residual Interest)	27.0	0.0
Blue Coat Systems, Inc.	Software & Computer Services (Massachusetts)	Second Lien Term Loan	Second lien on all other assets and equity pledge	Second Lien Term Loan, 11.50% due 8/15/2018	0.0	25.0
Byrider Systems Acquisition Corp.(1)	Auto Finance (Indiana)	Senior subordinated debt	Subordinated lien on substantially all assets	Senior subordinated note, 12.00% plus 2.00% PIK due 11/3/2016	0.0	20.0
Caleel & Hayden	Personal & Nondurable Consumer Products (Colorado)	Membership units	First priority lien on all assets and stock	Membership units	1.0	0.0
Capstone Logistics, LLC	Commercial Services (Georgia)	Senior secured debt	First priority lien on substantially all assets	Senior secured Term Loan A, 7.50% due 9/16/2016; Senior secured Term Loan B, 13.50% due 9/16/2016;	0.0	75.4
Cargo Airport Services USA, LLC	Transportation (New York)	Common equity, revolving line of credit and senior secured debt	First priority lien on substantially all assets	Common shares; senior secured term loan, 10.50% due 3/31/2016	1.9	48.9
CIFC Funding 2011-I, Ltd.(1)	Diversified Financial Services (Cayman Islands)	Secured Notes, Unsecured Notes	N/A	Secured Class D Notes 5.79% due 1/19/2023; Unsecured Class E Notes 7.79% due 1/19/2023;	0.0	27.7
The Copernicus Group, Inc.	Healthcare (North Carolina)	Escrow Receivable	N/A	Escrow Receivable	0.3	0.0
CRT MIDCO, LLC	Media (Wisconsin)	Senior secured debt	First priority lien on substantially all assets	Senior secured term loan, 10.5% due 6/30/2017	0.0	73.5
Diamondback Operating LP	Oil and gas production (Oklahoma)	Net profit interest	N/A—loan repaid	Net profit interest, 15.00%	0.0	0.0
Dover Saddlery, INc.	Retail (Massachusetts)	Common equity	N/A	Common shares	0.1	0.0
Empire Today, LLC	Durable Consumer Products (Illinois)	Senior secured debt	First priority lien on substantially all assets	Senior secured note, 11.375% due 2/1/2017	0.0	15.7
Fairchild Industrial Products, Co.	Electronics (North Carolina)	Escrow Receivable	N/A	Escrow Receivable	0.1	0.0
Fischbein, LLC	Machinery (North Carolina)	Senior subordinated debt, Escrow receivable; and membership interests	Second priority lien on all assets and stock	Membership interests, Escrow receivable; Senior subordinated debt, 12.00% plus 2.00% PIK due 10/31/2016	2.6	3.4
Focus Brands, Inc.	Consumer Services (Georgia)	Second Lien Term Loan	Second lien on all assets	Second Lien Term Loan, 10.25% due 8/21/2018	0.0	14.7
Galaxy XII CLO, Ltd(1)	Diversified Financial Services (Cayman Islands)	Subordinated Notes (Residual Interest)	N/A	Subordinated Notes (Residual Interest)	21.9	0.0
H&M Oil & Gas LLC	Oil and gas production (Texas)	Senior secured debt and net profit interest	First priority lien on substantially all assets	Net profit interest, 8.00%, Senior secured note, 13.00% plus 3% PIK past due, plus 2% default interest, in non-accrual status effective 1/1/2011, Senior Secured Note 18.00% PIK, in non-accrual status effective 4/27/2012	0.0	35.0

Name of Portfolio Company	Nature of its Principal Business (Location)	Title and Class of Securities Held	Collateral Held	Investment Structure	Equity Securities Held, at Fair Value	Loans, at Fair Value
					(In millions of $)	(In millions of $)
Hi-Tech Testing Service, Inc. and Wilson Inspection XRay Services, Inc.	Oil & Gas Equipment & Services (Texas)	Senior secured debt	First priority lien on substantially all assets	Senior secured Term Loan, 11.00% due 9/26/2016	0.0	7.4
Hoffmaster Group, Inc.	Durable Consumer Products (Wisconsin)	Second lien debt	Second priority lien on substantially all assets	Second lien term loan, 11.00% due 1/3/2019, Second lien term loan, 10.25% due 1/03/2019	0.0	10.8
Hudson Products Holdings, Inc.	Manufacturing (Texas)	Senior secured debt	First priority lien on substantially all assets	Senior secured Term Loan, 9.00% due 8/24/2015	0.0	5.8
ICON Health & Fitness, Inc.	Durable Consumer Products (Utah)	Senior secured debt	First priority lien on substantially all assets	Senior secured notes, 11.875%, due 10/15/2016	0.0	43.1
IDQ Holdings, Inc.	Automobile (Texas)	Senior Secured Note	Secured by first liens on substantially all of the Company's assets and a second lien on the Company's working capital assets	Senior Secured Note, 11.50% due 4/01/2017	0.0	12.5
Injured Workers Pharmacy LLC	Healthcare (Massachusetts)	Second lien debt	Second lien on substantially all assets	Second Lien Debt, 12.00% plus 1.00% PIK, due 11/04/2017	0.0	15.1
Iron Horse Coiled Tubing, Inc.(1)	Production services (Alberta, Canada)	Common equity	N/A	Common shares	2.0	0.0
JHH Holdings, Inc.	Healthcare (Texas)	Senior Subordinated debt	Subordinated lien on substantially all assets	Senior Subordinated debt, 12.00% plus 2.50% PIK, due 6/23/2016	0.0	15.7
LHC Holdings Corp.	Healthcare (Florida)	Revolving line of credit, senior subordinated debt membership interests	First priority lien on all assets and stock	Membership interests; Revolving line of credit 8.50% due 5/31/2015; Senior subordinated debt, 10.50% due 5/31/2015	0.2	4.1
Madison Park Funding IX, Ltd(1)	Diversified Financial Services (Cayman Islands)	Subordinated Notes (Residual Interest)	N/A	Subordinated Notes (Residual Interest)	25.8	0.0
Maverick Healthcare LLC	Healthcare (Arizona)	Preferred units and common units	N/A	Common units; Preferred units	1.9	0.0
Medical Security Card Company, LLC	Healthcare (Arizona)	Revolving line of credit and senior secured debt	First priority lien on substantially all assets	Revolving line of credit, 9.50% due 2/1/2016; First Lien Term Loan, 11.25% due 2/01/2016	0.0	17.3
Mood Media Corporation(1)	Media (Canada)	Senior subordinated debt	Subordinated lien on substantially all assets	Senior subordinated term loan, 10.25% due 11/6/2018	0.0	15.0
National Bankruptcy Services, LLC	Diversified Financial Services (Texas)	Senior Subordinated Term Loan	Second lien on substantially all assets	Senior Subordinated Term Loan, 12% plus 1.50% PIK, due 7/16/2017	0.0	18.4
Naylor, LLC	Florida / Media	Revolving line of credit and senior secured debt	First lien on all assets and equity pledge	Revolving line of credit, 11.00% due 6/07/2017; Senior secured term loan, 11.00% due 6/07/2017	0.0	48.6
New Meatco Provisions, LLC.	Food Products (California)	Senior subordinated debt	Subordinated lien on substantially all assets	Senior subordinated term loan, 12.00% plus 4.00% PIK due 4/18/2016	0.0	6.6
Nixon, Inc	Durable Consumer Products (California)	Senior secured debt	First lien on all assets and equity pledge	Senior secured term loan, 8.75% plus 2.75% PIK, due 4/16/2018	0.0	14.8

Name of Portfolio Company	Nature of its Principal Business (Location)	Title and Class of Securities Held	Collateral Held	Investment Structure	Equity Securities Held, at Fair Value	Loans, at Fair Value
					(In millions of $)	(In millions of $)
Nobel Learning Communities, Inc.	Consumer Services (Pennsylvania)	Subordinated Unsecured	Unsecured	Subordinated Unsecured, 11.50% plus 1.50% PIK, due 8/09/2017	0.0	15.1
Northwestern Management Services, LLC	Healthcare (Florida)	Revolving line of credit, senior debt and common equity	First priority lien on all assets and stock	Common shares; Revolving line of credit, 10.5% due 7/30/15; Senior secured Term Loan A, 10.0% due 7/30/15	1.2	16.3
NRG Manufacturing, Inc.	Manufacturing (Texas)	Escrow Receivable	N/A	Escrow Receivable	6.4	0.0
Out Rage, LLC	Durable Consumer Products (Wisconsin)	Revolving line of credit and senior secured debt	First priority lien on substantially all assets	Revolving line of credit, 11.00% due 3/2/2013; senior secured term loan, 11.00% due 3/2/2015	0.0	10.7
Pinnacle Treatment Centers, Inc	Healthcare (Pennsylvania)	Revolving line of credit and senior secured debt	First priority lien on substantially all assets	Revolving line of credit, 8.00% due 1/10/2016; senior secured term loan, 11.00% due 1/10/2016	0.0	17.5
Potters Holdings II, L.P.	Manufacturing (Pennsylvania)	Senior subordinated debt	Subordinated lien on substantially all assets	Senior subordinated term loan, 10.25% due 11/6/2017	0.0	14.6
Pre-Paid Legal Services, Inc.	Consumer Services (Oklahoma)	Senior subordinated debt	Subordinated lien on substantially all assets	Senior subordinated term loan, 11.00% due 12/31/2016	0.0	5.0
Progexion Holdings, Inc.	Consumer Services (Utah)	Senior secured debt	First priority lien on substantially all assets	Senior Secured Term Loan A, 11.25%, due 12/31/2014; Senior Secured Term Loan B, 11.25% due 12/31/2014	0.0	62.7
Renaissance Learning, Inc.	Consumer Services (Wisconsin)	Second lien Term Loan	Second lien on substantially all assets	Second lien Term Loan, 12.00% due 10/19/2018	0.0	6.0
Rocket Software, Inc	Software & Computer Services (Massachusetts)	Second Lien Term Loan	Second lien on all assets	Second Lien Term Loan, 10.25% due 2/08/2019	0.0	14.7
Royal Adhesives & Sealants, LLC	Chemicals (Indiana)	Senior Subordinated debt	Unsecured	Senior Subordinated debt, 12.00% plus 2.00% PIK due 11/29/2016	0.0	27.8
Seaton Corp.	Business Services (Illinois)	Subordinated secured debt	Second priority lien on substantially all assets	Subordinated secured debt, 12.5% plus 2.00% PIK, due 3/14/2014	0.0	3.3
SG Acquisition, Inc	Insurance (Georgia)	Senior secured debt	First priority lien on substantially all assets	Senior secured term loan A, 8.50% due 3/18/2016; senior secured term loan B, 14.50% due 3/18/2016; senior secured term loan C, 8.50% due 3/18/2016; senior secured term loan D, 14.50% due 3/18/2016	0.0	83.5
Shearer's Foods, Inc.	Food products (Ohio)	Junior secured debt and membership interests	Second priority lien on substantially all assets	Membership interests; Junior secured debt, 12% plus 3.75% PIK due 3/31/2016	3.7	37.6
Skillsoft Public Limited Company(1)	Software and computer services (Ireland)	Subordinated unsecured debt	Unsecured	Subordinated unsecured debt, 11.125% due 6/1/2018	0.0	15.0
Snacks Holding Corporation	Food Products (Minnesota)	Senior Subordinated debt, preferred stock and warrants	Unsecured	Warrants, expiring 11/12/2020; preferred shares; Senior Subordinated unsecured debt, 12.00% plus 1.00% PIK, due 11/12/2017	0.4	15.3

Name of Portfolio Company	Nature of its Principal Business (Location)	Title and Class of Securities Held	Collateral Held	Investment Structure	Equity Securities Held, at Fair Value	Loans, at Fair Value
					(In millions of $)	(In millions of $)
Southern Management Corporation(1)	Consumer Finance (South Carolina)	Second Lien Term Loan	Second lien on loan receivables	Second Lien Term Loan, 12.00% plus 5.00% PIK, due 5/31/2017	0.0	17.6
Sport Helmets Holdings, LLC	Personal & Non- durable Consumer Products	Escrow Receivable	N/A	Escrow Receivable	0.4	0.0
Springs Window Fashions, LLC	Durable Consumer Products (Wisconsin)	Second lien debt	Second lien on substantially all assets	Second lien term loan, 11.25% due 11/30/2017	0.0	34.1
ST Products, LLC	Manufacturing (Pennsylvania)	Senior secured debt	First priority lien on substantially all assets	Senior secured term loan, 12.00% due 6/16/2016	0.0	23.3
Stauber Performance Ingredients, Inc.	Food Products (California)	Senior secured debt	First priority lien on substantially all assets	Senior secured term loan, 10.50% due 1/21/2016, Senior Secured Term Loan, 10.50% due 5/21/2017	0.0	32.6
Stryker Energy LLC	Oil and gas production (Ohio)	Subordinated secured revolving credit facility and overriding royalty Interest	Second priority lien on substantially all assets	Overriding royalty interest; Subordinated secured revolving credit facility, 8.5% plus 3.75% PIK, in non-accrual status effective 12/01/2011	1.6	0.0
Symphony CLO, IX Ltd(1)	Diversified Financial Services (Cayman Islands)	LP Certificates (Residual Interest)	N/A	LP Certificates (Residual Interest)	43.6	0.0
Targus Group International, Inc.	Durable Consumer Products (California)	First lien debt	First priority lien on substantially all assets	First lien term loan, 11.00% due 5/25/2016	0.0	23.8
Totes Isotoner Corporation	Nondurable Consumer Products (Ohio)	Second lien Term Loan	Second lien on substantially all assets	Second lien Term Loan, 10.75% due 1/08/2018	0.0	38.5
U.S. HealthWorks Holding Company, Inc.	Healthcare (California)	Second lien debt	Second priority lien on substantially all assets	Second lien term loan, 10.50% due 6/15/2017	0.0	25.0
VanDeMark Chemicals, Inc.	Chemicals (New York)	Senior secured Term Loan	First priority lien on substantially all assets	Senior secured Term Loan, 12.20% due 12/31/2014	0.0	30.3
Wind River Resources Corp. and Wind River II Corp.	Oil and gas production (Utah)	Senior secured debt and net profit interest	First priority lien on substantially all assets	Net profit interest, 5.00%; Senior secured note, 13.00% plus 3.00% default interest on principal, 16% default interest on past due interest, in non- accrual status effective 12/01/2008, past due	0.0	2.3

(1)
Certain investments that the Company has determined are not "qualifying" assets" under Section 55(a) of the 1940 Act. Under the 1940 Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets. The Company monitors the status of these assets on an ongoing basis.

DETERMINATION OF NET ASSET VALUE

        The net asset value per share of our outstanding shares of common stock will be determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding.

        In calculating the value of our total assets, we will value investments for which market quotations are readily available at such market quotations. Short-term investments which mature in 60 days or less, such as U.S. Treasury bills, are valued at amortized cost, which approximates market value. The amortized cost method involves recording a security at its cost (i.e., principal amount plus any premium and less any discount) on the date of purchase and thereafter amortizing/accreting that difference between the principal amount due at maturity and cost assuming a constant yield to maturity as determined at the time of purchase. Short-term securities which mature in more than 60 days are valued at current market quotations by an independent pricing service or at the mean between the bid and ask prices obtained from at least two brokers or dealers (if available, or otherwise by a principal market maker or a primary market dealer). Investments in money market mutual funds are valued at their net asset value as of the close of business on the day of valuation.

        Most of the investments in our portfolio do not have market quotations which are readily available, meaning the investments do not have actively traded markets. Debt and equity securities for which market quotations are not readily available are valued with the assistance of an independent valuation service using a documented valuation policy and a valuation process that is consistently applied under the direction of our Board of Directors. For a discussion of the risks inherent in determining the value of securities for which readily available market values do not exist, see "Risk Factors—Risks Relating to Our Business—Most of our portfolio investments are recorded at fair value as determined in good faith by our Board of Directors and, as a result, there is uncertainty as to the value of our portfolio investments."

        The factors that may be taken into account in valuing such investments include, as relevant, the portfolio company's ability to make payments, its estimated earnings and projected discounted cash flows, the nature and realizable value of any collateral, the financial environment in which the portfolio company operates, comparisons to securities of similar publicly traded companies, changes in interest rates for similar debt instruments and other relevant factors. Due to the inherent uncertainty of determining the fair value of investments that do not have readily available market quotations, the fair value of these investments may differ significantly from the values that would have been used had such market quotations existed for such investments, and any such differences could be material.

        As part of the fair valuation process, the independent valuation firms engaged by the Board of Directors performs a review of each debt and equity investment and provides a range of values for each investment, which, along with management's valuation recommendations, is reviewed by the Audit Committee. Management and the independent valuation firm may adjust their preliminary evaluations to reflect comments provided by the Audit Committee. The Audit Committee reviews the final valuation report and management's valuation recommendations and makes a recommendation to the Board of Directors based on its analysis of the methodologies employed and the various weights that should be accorded to each portion of the valuation as well as factors that the independent valuation firm and management may not have included in their evaluation processes. The Board of Directors then evaluates the Audit Committee recommendations and undertakes a similar analysis to determine the fair value of each investment in the portfolio in good faith.

        Determination of fair values involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current accounting standards, the notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

SALES OF COMMON STOCK BELOW NET ASSET VALUE

        At our 2011 annual meeting of stockholders held on December 8, 2011, our stockholders approved our ability to sell, subject to the condition that the maximum number of shares salable below net asset value pursuant to this authority in any particular offering that could result in such dilution is limited to 25% of our then outstanding common stock immediately prior to each such offering, an unlimited number of shares of our common stock at any level of discount from NAV per share during the twelve-month period following such approval. In order to sell shares pursuant to this authorization, a majority of our directors who have no financial interest in the sale and a majority of our independent directors must (a) find that the sale is in our best interests and in the best interests of our stockholders, and (b) in consultation with any underwriter or underwriters or sales manager or sales managers of the offering, make a good faith determination as of a time either immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares, or immediately prior to the issuance of such shares of common stock, that the price at which such shares are to be sold is not less than a price which closely approximates the market value of such shares, less any distributing commission or discount.

        We may make sales of our common stock at prices below our most recently determined NAV per share. Pursuant to the approval of our Board of Directors, we have made such sales in the past and we may continue to do so under this prospectus.

        In making a determination that an offering below NAV per share is in our and our stockholders' best interests, our Board of Directors considers a variety of factors including matters such as:

  •
  The effect that an offering below NAV per share would have on our stockholders, including the potential dilution they would experience as a result of the offering;

  •
  The amount per share by which the offering price per share and the net proceeds per share are less than the most recently determined NAV per share;

  •
  The relationship of recent market prices of par common stock to NAV per share and the potential impact of the offering on the market price per share of our common stock;

  •
  Whether the estimated offering price would closely approximate the market value of our shares;

  •
  The potential market impact of being able to raise capital during the current financial market difficulties;

  •
  The nature of any new investors anticipated to acquire shares of common stock in the offering;

  •
  The anticipated rate of return on and quality, type and availability of investments; and

  •
  The leverage available to us.

        Our Board of Directors also considers the fact that sales of common stock at a discount will benefit our Advisor as the Advisor will earn additional investment management fees on the proceeds of such offerings, as it would from the offering of any other securities of the Company or from the offering of common stock at premium to NAV per share.

        We will not sell shares of common stock under a prospectus supplement to the registration statement (the "current registration statement") if the cumulative dilution to our NAV per share from offerings under the current registration statement exceeds 15%. This limit would be measured separately for each offering pursuant to the current registration statement by calculating the percentage dilution or accretion to aggregate NAV from that offering and then summing the percentage from each offering. For example, if our most recently determined NAV per share at the time of the first offering is $10.83 and we have 170.0 million shares of common stock outstanding, sale of 30.0 million shares of common stock at net proceeds to us of $5.42 per share (an approximately 50% discount) would produce dilution of 7.49%. If we subsequently determined that our NAV per share increased back to $10.50 on the then 200.0 million shares of common stock outstanding and then made an additional offering, we could, for example, sell approximately an additional 35.3 million shares of common stock at net proceeds to us of $5.25 per share, which would produce dilution of 7.51%, before we would reach the aggregate 15% limit. If we file a new post-effective amendment, the threshold would reset.

        Sales by us of our common stock at a discount from NAV per share pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering.

        The following three headings and accompanying tables will explain and provide hypothetical examples on the impact of an offering at a price less than NAV per share on three different set of investors:

  •
  existing shareholders who do not purchase any shares of common stock in the offering;

  •
  existing shareholders who purchase a relatively small amount of shares of common stock in the offering or a relatively large amount of shares of common stock in the offering; and

  •
  new investors who become shareholders by purchasing shares of common stock in the offering.

        The tables below provide hypothetical examples of the impact that an offering at a price less than NAV per share may have on the NAV per share of shareholders and investors who do and do not participate in such an offering. However, the tables below do not show and are not intended to show any potential changes in market price that may occur from an offering at a price less than NAV per share and it is not possible to predict any potential market price change that may occur from such an offering.

Impact On Existing Stockholders Who Do Not Participate in the Offering

        Our existing stockholders who do not participate in an offering below NAV per share or who do not buy additional shares of common stock in the secondary market at the same or lower price we obtain in the offering (after expenses and commissions) face the greatest potential risks. These stockholders will experience an immediate decrease (often called dilution) in the NAV of the shares of common stock they hold and their NAV per share. These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets, potential earning power and voting interests due to the offering. These stockholders may also experience a decline in the market price of their shares of common stock, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

        The following chart illustrates the level of NAV dilution that would be experienced by a nonparticipating stockholder in three different hypothetical offerings of different sizes and levels of discount from NAV per share. It is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below. There is no maximum level of discount from NAV at which we may sell shares pursuant to the stockholder authority.

        The examples assume that the issuer has 170 million common shares outstanding, $2,591,000,000 in total assets and $750,000,000 in total liabilities. The current NAV and NAV per share are thus $1,841,100,000 and $10.83. The chart illustrates the dilutive effect on Stockholder A of (1) an offering of 8,500,000 shares of common stock (5% of the outstanding shares of common stock) at $10.29 per share after offering expenses and commission (a 5% discount from NAV), (2) an offering of 17,000,000 shares of common stock (10% of the outstanding shares of common stock) at $9.75 per share after offering expenses and commissions (a 10% discount from NAV), (3) an offering of 42,500,000 shares of common stock (25% of the outstanding shares of common stock) at $8.12 per share after offering expenses and commissions (a 25% discount from NAV), and (4) an offering of 42,500,000 shares of common stock (25% of the outstanding shares of common stock) at $0.00 per share after offering expenses and commissions (a 100% discount from NAV).

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 25% Discount		Example 4 25% Offering at 100% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public		$10.89		$10.29		$8.56		$0.00
Net Proceeds per Share to Issuer		$10.29		$9.75		$8.12		$0.00
Decrease to NAV
Total Shares Outstanding	170,000,000	178,500,000	5.00%	187,000,000	10.00%	212,500,000	25.00%	212,500,000	25.00%
NAV per Share	$10.83	$10.80	(0.24)%	$10.73	(0.91)%	$10.29	(5.00)%	$8.66	(20.00)%
Dilution to Stockholder
Shares Held by Stockholder A	170,000	170,000	—	170,000	—	170,000	—	170,000	—
Percentage Held by Stockholder A	0.10%	0.10%	(4.76)%	0.09%	(9.09)%	0.08%	(20.00)%	0.08%	(20.00)%
Total Asset Values
Total NAV Held by Stockholder A	$1,841,100	$1,836,716	(0.24)%	$1,824,363	(0.91)%	$1,749,045	(5.00)%	$1,472,880	(20.00)%
Total Investment by Stockholder A (Assumed to be $10.83 per Share)	$1,841,100	$1,841,100		$1,841,100		$1,841,100		$1,841,100
Total Dilution to Stockholder A (Total NAV Less Total Investment)		$(4,384)		$(16,737)		$(92,055)		$(368,220)
Per Share Amounts
NAV per Share Held by Stockholder A		$10.80		$10.73		$10.29		$8.66
Investment per Share Held by Stockholder A (Assumed to be $10.83 per Share on Shares Held Prior to Sale)	$10.83	$10.83		$10.83		$10.83		$10.83
Dilution per Share Held by Stockholder A (NAV per Share Less Investment per Share)		$(0.03)		$(0.10)		$(0.54)		$(2.17)
Percentage Dilution to Stockholder A (Dilution per Share Divided by Investment per Share)			(0.24)%		(0.91)%		(5.00)%		(20.00)%

Impact On Existing Stockholders Who Do Participate in the Offering

        Our existing stockholders who participate in an offering below NAV per share or who buy additional shares of common stock in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of NAV dilution as the nonparticipating stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our shares of common stock immediately prior to the offering. The level of NAV dilution will decrease as the number of shares of common stock such stockholders purchase increases. Existing stockholders who buy more than such percentage will experience NAV dilution on their existing shares but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in average NAV per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares of common stock such stockholder purchases increases. Even a stockholder who over-participates will, however, be subject to the risk that we may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience NAV dilution as described above in such subsequent offerings. These shareholders may also experience a decline in the market price of their shares of common stock, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increases. There is no maximum level of discount from NAV at which we may sell shares pursuant to this authority.

        The following chart illustrates the level of dilution and accretion in the hypothetical 25% discount offering from the prior chart (Example 3) for a stockholder that acquires shares of common stock equal to (1) 50% of its proportionate share of the offering (i.e., 21,250 shares of common stock, which is 0.05% of an offering of 42.5 million shares of common stock) rather than its 0.10% proportionate share and (2) 150% of such percentage (i.e. 63,750 shares of common stock, which is 0.15% of an offering of 42.5 million shares of common stock rather than its 0.10% proportionate share). It is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below. There is no maximum level of discount from NAV at which we may sell shares pursuant to the stockholder authority.

		50% Participation		150% Participation
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public		$8.56		$8.56
Net Proceeds per Share to Issuer		$8.12		$8.12
Decrease/Increase to NAV
Total Shares Outstanding	170,000,000	212,500,000	25.00%	212,500,000	25.00%
NAV per Share	$10.83	$10.29	(5.00)%	$10.29	(5.00)%
Dilution/Accretion to Participating Stockholder
Shares Held by Stockholder A	170,000	191,250	12.50%	233,750	37.50%
Percentage Held by Stockholder A	0.10%	0.09%	(10.0)%	0.11%	10.00%
Total NAV Held by Stockholder A	$10.83	$1,967,676	6.88%	$2,404,937	30.63%
Total Investment by Stockholder A (Assumed to be $10.83 per Share on Shares held Prior to Sale)		$2,023,051		$2,386,952
Total Dilution/Accretion to Stockholder A (Total NAV Less Total Investment)		$(55,375)		$17,985
NAV per Share Held by Stockholder A		$10.29		$10.29
Investment per Share Held by Stockholder A (Assumed to be $10.83 on Shares Held Prior to Sale)		$10.58		$10.21
Dilution/Accretion per Share Held by Stockholder A (NAV per Share Less Investment per Share)		$(0.29)		$0.08
Percentage Dilution/Accretion to Stockholder A (Dilution/Accretion per Share Divided by Investment per Share)			(2.74)%		0.75%

Impact On New Investors

        Investors who are not currently stockholders and who participate in an offering below NAV but whose investment per share is greater than the resulting NAV per share due to selling compensation and expenses paid by the issuer will experience an immediate decrease, albeit small, in the NAV of their shares of common stock and their NAV per share compared to the price they pay for their shares of common stock. Investors who are not currently stockholders and who participate in an offering below NAV per share and whose investment per share is also less than the resulting NAV per share due to selling compensation and expenses paid by the issuer being significantly less than the discount per share will experience an immediate increase in the NAV of their shares of common stock and their NAV per share compared to the price they pay for their shares of common stock. These investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares of common stock, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increases. There is no maximum level of discount from NAV at which we may sell shares pursuant to this authority.

        The following chart illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in the same hypothetical 5%, 10% and 25% discounted offerings as described in the first chart above. The illustration is for a new investor who purchases the same percentage (0.10%) of the shares of common stock in the offering as Stockholder A in the prior examples held immediately prior to the offering. It is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below. There is no maximum level of discount from NAV at which we may sell shares pursuant to the stockholder authority.

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 25% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public		$10.89		$10.29		$8.56
Net Proceeds per Share to Issuer		$10.29		$9.75		$8.12
Decrease/Increase to NAV
Total Shares Outstanding	170,000,000	178,500,000	5.00%	187,000,000	10.00%	212,500,000	25.00%
NAV per Share	$10.83	$10.80	(0.24)%	$10.73	(0.91)%	$10.29	(5.00)%
Dilution/Accretion to New Investor A
Shares Held by Investor A	—	8,500		17,000		42,500
Percentage Held by Investor A	0.00%	0.00%		0.01%		0.02%
Total NAV Held by Investor A	$—	$91,836		$182,436		$437,261
Total Investment by Investor A (At Price to Public)		$92,581		$174,946		$363,901
Total Dilution/Accretion to Investor A (Total NAV Less Total Investment)		$(745)		$7,490		$73,360
NAV per Share Held by Investor A		$10.80		$10.73		$10.29
Investment per Share Held by Investor A		$10.89		$10.29		$8.56
Dilution/Accretion per Share Held by Investor A (NAV per Share Less Investment per Share)		$(0.09)		$0.44		$1.73
Percentage Dilution/Accretion to Investor A (Dilution/Accretion per Share Divided by Investment per Share)			(0.81)%		4.28%		20.16%

DIVIDEND REINVESTMENT PLAN

        We have adopted a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, when our Board of Directors authorizes, and we declare, a cash dividend, then our stockholders who have not "opted out" of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash dividends.

        No action is required on the part of a registered stockholder to have their cash dividend reinvested in shares of our common stock. A registered stockholder may elect to receive an entire dividend in cash by notifying the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for dividends to stockholders. The plan administrator sets up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, the plan administrator will, instead of crediting shares to the participant's account, issue a certificate registered in the participant's name for the number of whole shares of our common stock and a check for any fractional share. Such request by a stockholder must be received three days prior to the dividend payable date in order for that dividend to be paid in cash. If such request is received less than three days prior to the dividend payable date, then the dividends are reinvested and shares are repurchased for the stockholder's account; however, future dividends are paid out in cash on all balances. Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends in cash by notifying their broker or other financial intermediary of their election.

        We primarily use newly-issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the dividend payable to such stockholder by the market price per share of our common stock at the close of regular trading on The NASDAQ Global Select Market on the valuation date for such dividend. If we use newly-issued shares to implement the plan, the valuation date will not be earlier than the last day that stockholders have the right to elect to receive cash in lieu of shares. Market price per share on that date will be the closing price for such shares on The NASDAQ Global Select Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated. Stockholders who do not elect to receive dividends in shares of common stock may experience accretion to the net asset value of their shares if our shares are trading at a premium at the time we issue new shares under the plan and dilution if our shares are trading at a discount. The level of accretion or discount would depend on various factors, including the proportion of our stockholders who participate in the plan, the level of premium or discount at which our shares are trading and the amount of the dividend payable to a stockholder.

        There are no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator's fees under the plan are paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant's account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15 transaction fee plus a $0.10 per share brokerage commissions from the proceeds.

        Stockholders who receive dividends in the form of stock are subject to the same U.S. Federal, state and local tax consequences as are stockholders who elect to receive their dividends in cash. A stockholder's basis for determining gain or loss upon the sale of stock received in a dividend from us will be equal to the total dollar amount of the dividend payable to the stockholder. Any stock received in a dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder's account.

        Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com or by filling out the transaction request form located at the bottom of their statement and sending it to the plan administrator at American Stock Transfer & Trust Company, P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the plan administrator's Interactive Voice Response System at (888) 888-0313.

        The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any payable date for the payment of any dividend by us. All correspondence concerning the plan should be directed to the plan administrator by mail at American Stock Transfer & Trust Company, 6201 15th Avenue, Brooklyn, NY 11219 or by telephone at (718) 921-8200.

        Stockholders who purchased their shares through or hold their shares in the name of a broker or financial institution should consult with a representative of their broker or financial institution with respect to their participation in our dividend reinvestment plan. Such holders of our stock may not be identified as our registered stockholders with the plan administrator and may not automatically have their cash dividend reinvested in shares of our common stock by the administrator.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

        The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to us or our investors on such an investment. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, financial institutions, U.S. stockholders (as defined below) whose functional currency is not the U.S. dollar, persons who mark-to-market our shares and persons who hold our shares as part of a "straddle," "hedge" or "conversion" transaction. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). This discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations thereof, each as of the date of this prospectus and all of which are subject to differing interpretation or change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service, or the IRS, regarding this offering. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to the any of the tax aspects set forth below.

        This summary does not discuss the consequences of an investment in shares of our preferred stock, debt securities, subscription rights to purchase our securities, warrants representing rights to purchase our securities or separately tradeable units combining two or more of our securities. The tax consequences of such an investment will be discussed in a relevant prospectus supplement.

        A "U.S. Stockholder" is a beneficial owner of shares of our common stock that is for U.S. federal income tax purposes:

  •
  a citizen or individual resident of the United States;

  •
  a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

  •
  an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

  •
  a trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

        A "Non-U.S. Stockholder" is a beneficial owner of shares of our common stock that is not a partnership and is not a U.S. stockholder.

        If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner of a partnership holding shares of our common stock should consult its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

        Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election To Be Taxed As A RIC

        As a business development company, we intend to qualify and continue to elect to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally are not subject to corporate-level U.S. federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to obtain RIC tax treatment, we must distribute to our stockholders, for each taxable year, at least 90% of our "investment company taxable income," which is generally our ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the Annual Distribution Requirement).

Taxation As A RIC

        In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

  •
  qualify to be treated as a business development company or be registered as a management investment company under the 1940 Act at all times during each taxable year;

  •
  derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock or other securities or currencies or other income derived with respect to our business of investing in such stock, securities or currencies and net income derived from an interest in a "qualified publicly traded partnership" (as defined in the Code) (the 90% Income Test); and

  •
  diversify our holdings so that at the end of each quarter of the taxable year:

  •
  at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer (which for these purposes includes the equity securities of a "qualified publicly traded partnership"); and

  •
  no more than 25% of the value of our assets is invested in the securities, other than U.S. Government securities or securities of other RICs, (i) of one issuer, (ii) of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or (iii) of one or more "qualified publicly traded partnerships."

        To the extent that we invest in entities treated as partnerships for U.S. federal income tax purposes (other than a "qualified publicly traded partnership"), we generally must include the items of gross income derived by the partnerships for purposes of the 90% Income Test, and the income that is derived from a partnership (other than a "qualified publicly traded partnership") will be treated as qualifying income for purposes of the 90% Income Test only to the extent that such income is attributable to items of income of the partnership which would be qualifying income if realized by us directly. In addition, we generally must take into account our proportionate share of the assets held by partnerships (other than a "qualified publicly traded partnership") in which we are a partner for purposes of the asset diversification tests. If the partnership is a "qualified publicly traded partnership," the net income derived from such partnership will be qualifying income for purposes of the 90% Income Test, and interests in the partnership will be "securities" for purposes of the diversification tests. We intend to monitor our investments in equity securities of entities that are treated as partnerships for U.S. federal income tax purposes to prevent our disqualification as a RIC.

        In order to meet the 90% Income Test, we may establish one or more special purpose corporations to hold assets from which we do not anticipate earning dividend, interest or other qualifying income under the 90% Income Test. Any such special purpose corporation would generally be subject to U.S. federal income tax, and could result in a reduced after-tax yield on the portion of our assets held by such corporation.

        Provided that we qualify as a RIC and satisfy the Annual Distribution Requirement, we will not be subject to U.S. federal income tax on the portion of our investment company taxable income and net capital gain (which we define as net long-term capital gains in excess of net short-term capital losses) we timely distribute to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any investment company taxable income and net capital gain not distributed (or deemed distributed) to our stockholders.

        We will be subject to a 4% non-deductible U.S. federal excise tax on certain undistributed income unless we distribute during each calendar year an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year and (2) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in preceding years. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year.

        In December 2008, our Board of Directors elected to retain excess profits generated in the quarter ended September 30, 2008 and pay a 4% excise tax on such retained earnings. We paid $533,000 for the excise tax with the filing of our tax return in March 2009. No additional excise taxes have been paid or accrued since that time.

        We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount, we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

        Gain or loss realized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant. As a RIC, we are not allowed to carry forward or carry back a net operating loss for purposes of computing our investment company taxable income in other taxable years.

        Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain "asset coverage" tests are met. Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the diversification tests. If we dispose of assets in order to meet the Annual Distribution Requirement or to avoid the excise tax, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

        If we fail to satisfy the Annual Distribution Requirement or otherwise fail to qualify as a RIC in any taxable year, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would we be required to make distributions. Distributions would generally be taxable to our individual and other non-corporate taxable stockholders as ordinary dividend income eligible for the reduced maximum rate for taxable years beginning before 2013 (but not for taxable years beginning thereafter, unless the relevant provisions are extended by legislation) to the extent of our current and accumulated earnings and profits, provided certain holding period and other requirements are met. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. To qualify again to be taxed as a RIC in a subsequent year, we would be required to distribute to our stockholders our accumulated earnings and profits attributable to non-RIC years reduced by an interest charge on 50%

of such earnings and profits payable by us as an additional tax. In addition, if we failed to qualify as a RIC for a period greater than two taxable years, then, in order to qualify as a RIC in a subsequent year, we would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if we had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of ten years.

        Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain and qualified dividend income into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause us to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions, and (vii) produce income that will not be qualifying income for purposes of the 90% Income Test. We will monitor our transactions and may make certain tax elections in order to mitigate the effect of these provisions.

        We may invest in preferred securities or other securities the U.S. federal income tax treatment of which may be unclear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the expected tax treatment, it could affect the timing or character of income recognized, requiring us to purchase or sell securities, or otherwise change our portfolio, in order to comply with the tax rules applicable to RICs under the Code.

Taxation Of U.S. Stockholders

        Distributions by us generally are taxable to U.S. Stockholders as ordinary income or capital gains. Distributions of our "investment company taxable income" (which is, generally, our ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. Stockholders to the extent of our current and accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. Distributions of our net capital gain (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as "capital gain dividends" will be taxable to a U.S. Stockholder as long-term capital gains, regardless of the U.S. Stockholder's holding period for its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our current and accumulated earnings and profits first will reduce a U.S. Stockholder's adjusted tax basis in such stockholder's common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. Stockholder. Dividends distributed by us generally will not be eligible for the dividends-received deduction or the preferential rate applicable to so-called qualified dividend income.

        Although we currently intend to distribute any long-term capital gains at least annually, we may in the future decide to retain some or all of our long-term capital gains, and designate the retained amount as a "deemed distribution." In that case, among other consequences, we will pay tax on the retained amount, each U.S. Stockholder will be required to include its proportionate share of the deemed distribution in income as if it had been actually distributed to the U.S. Stockholder, and the U.S. Stockholder will be entitled to claim a credit equal to its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. Stockholder's tax basis for its common stock. Since we expect to pay tax on any retained capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. Stockholder's other U.S. federal income tax obligations or may be refunded to the extent it exceeds such U.S. Stockholder's liability for U.S. federal income tax. A U.S. Stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a "deemed distribution."

        For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. Stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in any such month and actually paid during January of the following year, will be treated as if it had been received by our U.S. Stockholders on December 31 of the year in which the dividend was declared.

        If a U.S. Stockholder purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of its investment.

        A U.S. Stockholder generally will recognize taxable gain or loss if such U.S. Stockholder sells or otherwise disposes of its shares of our common stock. Any gain or loss arising from such sale or taxable disposition generally will be treated as long-term capital gain or loss if the U.S. Stockholder has held its shares for more than one year. Otherwise, it would be classified as short-term capital gain or loss. However, any capital loss arising from the sale or taxable disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a taxable disposition of shares of our common stock may be disallowed if other substantially identical shares are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. Capital losses are deductible only to the extent of capital gains (subject to an exception for individuals under which a limited amount of capital losses may be offset against ordinary income).

        In general, individual U.S. Stockholders currently are subject to a preferential rate on their net capital gain, or the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at ordinary income rates. For tax years beginning after December 31, 2012, the U.S. federal tax rates applicable to ordinary income and capital gain for individuals will increase unless further Congressional action is taken.

        We will send to each of our U.S. Stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. Stockholder's taxable income for such year as ordinary income and as long-term capital gain. In addition, the amount and the U.S. federal tax status of each year's distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. Stockholder's particular situation.

        Payments of dividends, including deemed payments of constructive dividends, or the proceeds of the sale or other taxable disposition of our common stock generally are subject to information reporting unless the U.S. Stockholder is an exempt recipient. Such payments may also be subject to U.S. federal backup withholding at the applicable rate if the recipient of such payment fails to supply a taxpayer identification number and otherwise comply with the rules for establishing an exemption from backup withholding. Backup withholding is not an additional tax, and any amounts withheld under the backup withholding rules generally will be allowed as a refund or credit against the holder's U.S. federal income tax liability, provided that certain information is provided timely to the IRS.

Taxation Of Non-U.S. Stockholders

        Whether an investment in our common stock is appropriate for a Non-U.S. Stockholder will depend upon that person's particular circumstances. An investment in our common stock by a Non-U.S. Stockholder may have adverse tax consequences. Non-U.S. Stockholders should consult their tax advisers before investing in our common stock.

        Distributions of our investment company taxable income to Non-U.S. Stockholders that are not "effectively connected" with a U.S. trade or business conducted by the Non-U.S. Stockholder, will generally be subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) to the extent of our current and accumulated earnings and profits.

        For our taxable years beginning before January 1, 2012 (and, if extended as has happened in the past, for taxable years covered by such extension), properly designated dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of our "qualified net interest income" (generally, our U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which we are at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of our "qualified short-term capital gains" (generally, the excess of our net short-term capital gain over our long-term capital loss for such taxable year). There can be no assurance that this provision will be extended. In addition, even if this provision were extended, depending on the circumstances, we may designate all, some or none of our potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. Under prior law, in order to qualify for this exemption from withholding, a Non-U.S. Stockholder needed to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute form). In the case of common shares held through an intermediary, the intermediary may withhold even if we report the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. Stockholders should contact their intermediaries with respect to the application of these rules to their accounts. There can be no assurance as to what portion of our distributions will qualify for favorable treatment as qualified net interest income or qualified short-term capital gains.

        Actual or deemed distributions of our net capital gain to a Non-U.S. Stockholder, and gains recognized by a Non-U.S. Stockholder upon the sale of our common stock, that are not effectively connected with a U.S. trade or business conducted by the Non-U.S. Stockholder will generally not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless the Non-U.S. Stockholder is a nonresident alien individual and is physically present in the U.S. for 183 or more days during the taxable year and meets certain other requirements. A Non-U.S. Stockholder that is so present in the U.S. will be subject to tax as described in the following paragraph.

        Distributions of our investment company taxable income and net capital gain (including deemed distributions) to Non-U.S. Stockholders, and gains recognized by Non-U.S. Stockholders upon the sale of our common stock, that are effectively connected with a U.S. trade or business conducted by the Non-U.S. Stockholder will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. In addition, if such Non-U.S. Stockholder is a foreign corporation, it may also be subject to a 30% (or lower applicable treaty rate) branch profits tax on its effectively connected earnings and profits for the taxable year, subject to adjustments, if its investment in our common stock is effectively connected with its conduct of a U.S. trade or business.

        If we distribute our net capital gain in the form of deemed rather than actual distributions (which we may do in the future), a Non-U.S. Stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder's allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. Stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. Stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

        In addition, after December 31, 2013, withholding at a rate of 30% will be required on dividends in respect of, and after December 31, 2014, withholding at a rate of 30% will be required on gross proceeds from the sale of, shares of our stock held by or through certain foreign financial institutions (including investment funds), unless such institution enters into an agreement with the Secretary of the Treasury to report, on an annual basis, information with respect to shares in, and accounts maintained by, the institution to the extent such shares or accounts are held by certain U.S. persons or by certain non-U.S. entities that are wholly or partially owned by U.S. persons. Accordingly, the entity through which our shares are held will affect the determination of whether such withholding is required. Similarly, dividends in respect of, and gross proceeds from the sale of, our shares held by an investor that is a non-financial non-U.S. entity will be subject to withholding at a rate of 30%, unless such entity either (i) certifies to us that such entity does not have any "substantial U.S. owners" or (ii) provides certain information regarding the entity's "substantial U.S. owners," which we will in turn provide to the Secretary of the Treasury. Non-U.S. Stockholders are encouraged to consult with their tax advisers regarding the possible implications of the legislation on their investment in our common stock.

        A Non-U.S. Stockholder generally will be required to comply with certain certification procedures to establish that such holder is not a U.S. person in order to avoid backup withholding with respect to payments of dividends, including deemed payments of constructive dividends, or the proceeds of a disposition of our common stock. In addition, we are required to annually report to the IRS and each Non-U.S. Stockholder the amount of any dividends or constructive dividends treated as paid to such Non-U.S. Stockholder, regardless of whether any tax was actually withheld. Copies of the information returns reporting such dividend or constructive dividend payments and the amount withheld may also be made available to the tax authorities in the country in which a Non-U.S. Stockholder resides under the provisions of an applicable income tax treaty. Backup withholding is not an additional tax, and any amounts withheld under the backup withholding rules generally will be allowed as a refund or credit against a Non-U.S. Stockholder's U.S. federal income tax liability, if any, provided that certain required information is provided timely to the IRS.

        Non-U.S. persons should consult their tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in our common stock.

Failure To Obtain RIC Tax Treatment

        If we were unable to obtain tax treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Distributions would generally be taxable to our stockholders as ordinary dividend income (currently eligible for the 15% maximum rate) to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction.

        Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder's tax basis, and any remaining distributions would be treated as a capital gain.

        The discussion set forth herein does not constitute tax advice, and potential investors should consult their own tax advisors concerning the tax considerations relevant to their particular situation.

DESCRIPTION OF OUR CAPITAL STOCK

        The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

Capital Stock

        Our authorized capital stock consists of 500,000,000 shares of stock, par value $0.001 per share, all of which is initially classified as common stock. Our common stock is traded on The NASDAQ Global Select Market under the symbol "PSEC." There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

        Under our charter, our Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock, and to authorize the issuance of such shares, without obtaining stockholder approval. Our Board of Directors will only take such actions in accordance with Section 18 as modified by Section 61 of the 1940 Act. The 1940 Act limits business development companies to only one class or series of common stock and only one class of preferred stock. As permitted by the Maryland General Corporation Law, our charter provides that the Board of Directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

        The below table sets forth each class of our outstanding securities as of October 25, 2012:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by the Company or for its Account	(4) Amount Outstanding Exclusive of Amount Shown Under(3)
Common Stock	500,000,000	0	174,480,573

  Common Stock

        All shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by U.S. Federal and state securities laws or by contract. In the event of a liquidation, dissolution or winding up of us, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that prior to the issuance of preferred stock holders of a majority of the outstanding shares of common stock will elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

  Preferred Stock

        Our charter authorizes our Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the Board of Directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution (other than in shares of stock) is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock become in arrears by two years or more until all arrears are cured. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to operate other than as an investment company. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

Limitation On Liability Of Directors And Officers; Indemnification And Advance Of Expenses

        Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors' and officers' liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

        Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate ourselves to indemnify any present or former director or officer or any individual who, while serving as a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

        Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation's receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

        Our insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that a present or former director or officer of us has performed for another entity at our request. There is no assurance that such entities will in fact carry such insurance. However, we note that we do not expect to request our present or former directors or officers to serve another entity as a director, officer, partner or trustee unless we can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.

Provisions Of The Maryland General Corporation Law And Our Charter And Bylaws

  Anti-takeover Effect

        The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. These provisions could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of us. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

  Control Share Acquisitions

        The Maryland General Corporation Law under the Control Share Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by the affirmative vote of holders of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

  •
  one-tenth or more but less than one-third,

  •
  one-third or more but less than a majority, or

  •
  a majority or more of all voting power.

        The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

        A person who has made or proposes to make a control share acquisition may compel the Board of Directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

        If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

        The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.

        Our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will notify the Division of Investment Management at the SEC prior to amending our bylaws to be subject to the Control Share Act and will make such amendment only if the Board of Directors determines that it would be in our best interests.

  Business Combinations

        Under Maryland law, "business combinations" between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

  •
  any person who beneficially owns 10% or more of the voting power of the corporation's shares; or

  •
  an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

        A person is not an interested stockholder under this statute if the Board of Directors approved in advance the transaction by which he otherwise would have become an interested stockholder. However, in approving a transaction, the Board of Directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the Board of Directors.

        After the five-year prohibition, any such business combination must be recommended by the Board of Directors of the corporation and approved by the affirmative vote of at least:

  •
  80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

  •
  two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

        These super-majority vote requirements do not apply if the corporation's common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

        The statute provides various exemptions from its provisions, including for business combinations that are exempted by the Board of Directors before the time that the interested stockholder becomes an interested stockholder. Our Board of Directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the Board of Directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or the Board of Directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

  Conflicts with 1940 Act

        Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

  Classified Board of Directors

        Our Board of Directors is divided into three classes of directors serving staggered three-year terms. The current terms of the first, second and third classes will expire in 2011, 2012 and 2013 respectively, and in each case, until their successors are duly elected and qualify. Each year one class of directors will be elected to the Board of Directors by the stockholders to hold office for a term expiring at the annual meeting of stockholders held in the third year of their election. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure the continuity and stability of our management and policies.

  Election of Directors

        Our charter and bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect a director. Under the charter, our Board of Directors may amend the bylaws to alter the vote required to elect directors.

  Number of Directors; Vacancies; Removal

        Our charter provides that the number of directors will be set only by the Board of Directors in accordance with our bylaws. Our bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than three nor more than eight. Our charter provides that, at such time as we have three independent directors and our common stock is registered under the Exchange Act of 1934, as amended, or the Exchange Act, we elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. Accordingly, at such time, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

        Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

  Action by Stockholders

        The Maryland General Corporation Law provides that stockholder action can be taken only at an annual or special meeting of stockholders or (unless the charter provides for stockholder action by less than unanimous written consent, which our charter does not) by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

  Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

        Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

        The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

  Calling of Special Meetings of Stockholders

        Our bylaws provide that special meetings of stockholders may be called by our Board of Directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

  Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

        Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter.

        Our charter also provides that certain charter amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least two-thirds of our continuing directors (in addition to approval by our Board of Directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The "continuing directors" are defined in our charter as our current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the Board of Directors.

        Our charter and bylaws provide that the Board of Directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

  No Appraisal Rights

        Except with respect to appraisal rights arising in connection with the Control Share Act discussed above, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights.

DESCRIPTION OF OUR PREFERRED STOCK

        In addition to shares of common stock, our charter authorizes the issuance of preferred stock. If we offer preferred stock under this prospectus, we will issue an appropriate prospectus supplement. We may issue preferred stock from time to time in one or more series, without stockholder approval. Our Board of Directors is authorized to fix for any series of preferred stock the number of shares of such series and the designation, relative powers, preferences and rights, and the qualifications, limitations or restrictions of such series; except that, such an issuance must adhere to the requirements of the 1940 Act, Maryland law and any other limitations imposed by law.

        The 1940 Act requires, among other things, that (1) immediately after issuance and before any distribution is made with respect to common stock, the liquidation preference of the preferred stock, together with all other senior securities, must not exceed an amount equal to 50% of our total assets (taking into account such distribution) and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the preferred stock are in arrears by two years or more.

        For any series of preferred stock that we may issue, our Board of Directors will determine and the prospectus supplement relating to such series will describe:

  •
  the designation and number of shares of such series;

  •
  the rate and time at which, and the preferences and conditions under which, any dividends will be paid on shares of such series, the cumulative nature of such dividends and whether such dividends have any participating feature;

  •
  any provisions relating to convertibility or exchangeability of the shares of such series;

  •
  the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;

  •
  the voting powers of the holders of shares of such series;

  •
  any provisions relating to the redemption of the shares of such series;

  •
  any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;

  •
  any conditions or restrictions on our ability to issue additional shares of such series or other securities;

  •
  if applicable, a discussion of certain U.S. Federal income tax considerations; and

  •
  any other relative power, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

        All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our Board of Directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which cumulative dividends thereon will be cumulative.

DESCRIPTION OF OUR DEBT SECURITIES

        We currently have the Notes outstanding. However, we may issue additional debt securities in one or more series in the future which, if publicly offered, will be under an indenture to be entered into between us and a trustee. The specific terms of each series of debt securities we publicly offer will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series. The description below is a summary with respect to future debt securities we may issue and not a summary of the Notes. Please see "Business—General—Notes" for a description of the Notes.

        As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an "indenture." On March 9, 2012, we entered into an Agreement of Resignation, Appointment and Acceptance (the "Agreement") with American Stock Transfer & Trust Company, LLC (the "Retiring Trustee") and U.S. Bank National Association (the "trustee"). Under the Agreement, we formally accepted the resignation of the Retiring Trustee and appointed the trustee under the Indenture, dated as of February 16, 2012 (the "indenture"), by and between us and the Retiring Trustee, as supplemented by the First Supplemental Indenture, dated as of March 1, 2012, by and between us and the Retiring Trustee, as further supplemented by the Second Supplemental Indenture, dated as of March 8, 2012, by and between us and the Retiring Trustee, and as further supplemented by the Joinder Supplemental Indenture, dated as of March 8, 2012, by and among us, the Retiring Trustee and the trustee. We accepted the resignation of the Retiring Trustee and appointed the trustee in order to take advantage of a more efficient money market based system of settling issuances of notes issued pursuant to the indenture not available through the Retiring Trustee. The indenture is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under "Events of Default—Remedies if an Event of Default Occurs." Second, the trustee performs certain administrative duties for us.

        Because this section is a summary, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. For example, in this section, we use capitalized words to signify terms that are specifically defined in the indenture. Some of the definitions are repeated in this prospectus, but for the rest you will need to read the indenture. We have filed the form of the indenture with the SEC. See "Available Information" for information on how to obtain a copy of the indenture.

        The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered by including:

  •
  the designation or title of the series of debt securities;

  •
  the total principal amount of the series of debt securities;

  •
  the percentage of the principal amount at which the series of debt securities will be offered;

  •
  the date or dates on which principal will be payable;

  •
  the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

  •
  the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

  •
  the terms for redemption, extension or early repayment, if any;

  •
  the currencies in which the series of debt securities are issued and payable;

  •
  whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

  •
  the place or places, if any, other than or in addition to The City of New York, of payment, transfer, conversion and/or exchange of the debt securities;

  •
  the denominations in which the offered debt securities will be issued;

  •
  the provision for any sinking fund;

  •
  any restrictive covenants;

  •
  any events of default;

  •
  whether the series of debt securities are issuable in certificated form;

  •
  any provisions for defeasance or covenant defeasance;

  •
  any special federal income tax implications, including, if applicable, federal income tax considerations relating to original issue discount;

  •
  whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

  •
  any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

  •
  whether the debt securities are subject to subordination and the terms of such subordination;

  •
  the listing, if any, on a securities exchange; and

  •
  any other terms.

        The debt securities may be secured or unsecured obligations. Under the provisions of the 1940 Act, we are permitted, as a BDC, to issue debt only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of debt. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

General

        The indenture provides that any debt securities proposed to be sold under this prospectus and the attached prospectus supplement ("offered debt securities") and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities ("underlying debt securities"), may be issued under the indenture in one or more series.

        For purposes of this prospectus, any reference to the payment of principal of or premium or interest, if any, on debt securities will include additional amounts if required by the terms of the debt securities.

        The indenture limits the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the "indenture securities." The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See "Resignation of Trustee" below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term "indenture securities" means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

        The indenture does not contain any provisions that give you protection in the event we issue a large amount of debt.

        We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk or similar protection.

        We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

Conversion and Exchange

        If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Issuance of Securities in Registered Form

        We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in "certificated" form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will usually issue debt securities in book-entry only form represented by global securities.

        We also will have the option of issuing debt securities in non-registered form as bearer securities if we issue the securities outside the United States to non-U.S. persons. In that case, the prospectus supplement will set forth the mechanics for holding the bearer securities, including the procedures for receiving payments, for exchanging the bearer securities, including the procedures for receiving payments, for exchanging the bearer securities for registered securities of the same series, and for receiving notices. The prospectus supplement will also describe the requirements with respect to our maintenance of offices or agencies outside the United States and the applicable U.S. federal tax law requirements.

Book-Entry Holders

        We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary's book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.

        Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.

        As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary's book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.

Street Name Holders

        In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in "street name." Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor would hold a beneficial interest in those debt securities through the account he or she maintains at that institution.

        For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.

Legal Holders

        Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.

        For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.

        When we refer to you, we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.

  Special Considerations for Indirect Holders

        If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

  •
  how it handles securities payments and notices,

  •
  whether it imposes fees or charges,

  •
  how it would handle a request for the holders' consent, if ever required,

  •
  whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities,

  •
  how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests, and

  •
  if the debt securities are in book-entry form, how the depositary's rules and procedures will affect these matters.

Global Securities

        As noted above, we usually will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.

        Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.

        A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under "Special Situations when a Global Security Will Be Terminated". As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.

  Special Considerations for Global Securities

        As an indirect holder, an investor's rights relating to a global security will be governed by the account rules of the investor's financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.

        If debt securities are issued only in the form of a global security, an investor should be aware of the following:

        An investor cannot cause the debt securities to be registered in his or her name, and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below.

  •
  An investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under "Issuance of Securities in Registered Form" above.

  •
  An investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form.

  •
  An investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective.

  •
  The depositary's policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor's interest in a global security. We and the trustee have no responsibility for any aspect of the depositary's actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way.

  •
  If we redeem less than all the debt securities of a particular series being redeemed, DTC's practice is to determine by lot the amount to be redeemed from each of its participants holding that series.

  •
  An investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC's records, to the applicable trustee.

  •
  DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds. Your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security.

  •
  Financial institutions that participate in the depositary's book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities. There may be more than one financial intermediary in the chain of ownership for an investor. We do not monitor and are not responsible for the actions of any of those intermediaries.

Special Situations when a Global Security will be Terminated

        In a few special situations described below, a global security will be terminated and interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of legal holders and street name investors under "Issuance of Securities in Registered Form" above.

        The special situations for termination of a global security are as follows:

  •
  if the depositary notifies us that it is unwilling, unable or no longer qualified to continue as depositary for that global security, and we do not appoint another institution to act as depositary within 60 days,

  •
  if we notify the trustee that we wish to terminate that global security, or

  •
  if an event of default has occurred with regard to the debt securities represented by that global security and has not been cured or waived; we discuss defaults later under "Events of Default."

        The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not we or the applicable trustee, is responsible for deciding the names of the institutions in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.

Payment and Paying Agents

        We will pay interest to the person listed in the applicable trustee's records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the "record date." Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called "accrued interest."

  Payments on Global Securities

        We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder's right to those payments will be governed by the rules and practices of the depositary and its participants, as described under "—Special Considerations for Global Securities."

  Payments on Certificated Securities

        We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date by check mailed on the interest payment date to the holder at his or her address shown on the trustee's records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, NY and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

        Alternatively, if the holder asks us to do so, we will pay any amount that becomes due on the debt security by wire transfer of immediately available funds to an account at a bank in New York City, on the due date. To request payment by wire, the holder must give the applicable trustee or other paying agent appropriate transfer instructions at least 15 business days before the requested wire payment is due. In the case of any interest payment due on an interest payment date, the instructions must be given by the person who is the holder on the relevant regular record date. Any wire instructions, once properly given, will remain in effect unless and until new instructions are given in the manner described above.

  Payment When Offices Are Closed

        If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

        You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

        The term "Event of Default" in respect of the debt securities of your series means any of the following:

  •
  We do not pay the principal of, or any premium on, a debt security of the series on its due date.

  •
  We do not pay interest on a debt security of the series within 30 days of its due date.

  •
  We do not deposit any sinking fund payment in respect of debt securities of the series on its due date.

  •
  We remain in breach of a covenant in respect of debt securities of the series for 90 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25% of the principal amount of debt securities of the series.

  •
  We file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur.

  •
  Any other Event of Default in respect of debt securities of the series described in the prospectus supplement occurs.

        An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium or interest, if it considers the withholding of notice to be in the best interests of the holders.

  Remedies if an Event of Default Occurs

        If an Event of Default has occurred and has not been cured, the trustee or the holders of at least 25% in principal amount of the debt securities of the affected series may declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. A declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series under certain circumstances.

        Except in cases of default, where the trustee has some special duties, the trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an "indemnity"). (Section 315 of the Trust Indenture Act of 1939) If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

        Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

  •
  You must give your trustee written notice that an Event of Default has occurred and remains uncured.

  •
  The holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action.

  •
  The trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity.

  •
  The holders of a majority in principal amount of the debt securities must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

        However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

        Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than:

  •
  the payment of principal, any premium or interest or

  •
  in respect of a covenant that cannot be modified or amended without the consent of each holder.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

        Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities or else specifying any default.

Merger or Consolidation

        Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met:

  •
  Where we merge out of existence or sell our assets, the resulting entity must agree to be legally responsible for our obligations under the debt securities.

  •
  The merger or sale of assets must not cause a default on the debt securities and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under "Events of Default" above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us a notice of default or our default having to exist for a specific period of time were disregarded.

  •
  Under the indenture, no merger or sale of assets may be made if as a result any of our property or assets or any property or assets of one of our subsidiaries, if any, would become subject to any mortgage, lien or other encumbrance unless either (i) the mortgage, lien or other encumbrance could be created pursuant to the limitation on liens covenant in the indenture (see "Indenture Provisions—Limitation on Liens" below) without equally and ratably securing the indenture securities or (ii) the indenture securities are secured equally and ratably with or prior to the debt secured by the mortgage, lien or other encumbrance.

  •
  We must deliver certain certificates and documents to the trustee.

  •
  We must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver

        There are three types of changes we can make to the indenture and the debt securities issued thereunder.

  Changes Requiring Your Approval

        First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

  •
  change the stated maturity of the principal of, or interest on, a debt security;

  •
  reduce any amounts due on a debt security;

  •
  reduce the amount of principal payable upon acceleration of the maturity of a security following a default;

  •
  adversely affect any right of repayment at the holder's option;

  •
  change the place (except as otherwise described in the prospectus or prospectus supplement) or currency of payment on a debt security;

  •
  impair your right to sue for payment;

  •
  adversely affect any right to convert or exchange a debt security in accordance with its terms;

  •
  modify the subordination provisions in the indenture in a manner that is adverse to holders of the debt securities;

  •
  reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

  •
  reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;

  •
  modify any other aspect of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

  •
  change any obligation we have to pay additional amounts.

  Changes Not Requiring Approval

        The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

  Changes Requiring Majority Approval

        Any other change to the indenture and the debt securities would require the following approval:

  •
  If the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series.

  •
  If the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

        In each case, the required approval must be given by written consent.

        The holders of a majority in principal amount of all of the series of debt securities issued under an indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under "—Changes Requiring Your Approval."

  Further Details Concerning Voting

        When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

  •
  For original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default.

  •
  For debt securities whose principal amount is not known (for example, because it is based on an index), we will use a special rule for that debt security described in the prospectus supplement.

  •
  For debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

        Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. Debt securities will also not be eligible to vote if they have been fully defeased as described later under "Defeasance—Full Defeasance."

        We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance

        The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

  Covenant Defeasance

        Under current United States federal tax law, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called "covenant defeasance." In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. In order to achieve covenant defeasance, we must do the following:

  •
  If the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and United States government or United States government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.

  •
  We must deliver to the trustee a legal opinion of our counsel confirming that, under current United States federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity.

  •
  We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers' certificate stating that all conditions precedent to covenant defeasance have been complied with.

  Full Defeasance

        If there is a change in United States federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called "full defeasance") if we put in place the following other arrangements for you to be repaid:

  •
  If the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and United States government or United States government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.

  •
  We must deliver to the trustee a legal opinion confirming that there has been a change in current United States federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity. Under current United States federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit.

  •
  We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers' certificate stating that all conditions precedent to defeasance have been complied with.

Form, Exchange and Transfer of Certificated Registered Securities

        If registered debt securities cease to be issued in book-entry form, they will be issued:

  •
  only in fully registered certificated form,

  •
  without interest coupons, and

  •
  unless we indicate otherwise in the prospectus supplement, in denominations of $1,000 and amounts that are multiples of $1,000.

        Holders may exchange their certificated securities for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed.

        Holders may exchange or transfer their certificated securities at the office of their trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.

        Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder's proof of legal ownership.

        If we have designated additional transfer agents for your debt security, they will be named in your prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

        If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

        If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.

Resignation of Trustee

        Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions—Subordination

        Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money's worth.

        In the event that, notwithstanding the foregoing, any payment or distribution of our assets by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities before all Senior Indebtedness is paid in full, the payment or distribution must be paid over, upon written notice to the Trustee, to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.

        By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

        Senior Indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

  •
  our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed (other than indenture securities issued under the indenture and denominated as subordinated debt securities), unless in the instrument creating or evidencing the same or under which the same is outstanding it is provided that this indebtedness is not senior or prior in right of payment to the subordinated debt securities, and

  •
  renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness outstanding as of a recent date.

The Trustee under the Indenture

        U.S. Bank National Association will serve as trustee under the indenture.

Certain Considerations Relating to Foreign Currencies

        Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

DESCRIPTION OF OUR SUBSCRIPTION RIGHTS

General

        We may issue subscription rights to the holders of the class of securities to whom the subscription rights are being distributed, or the Holders to purchase our Securities. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to the Holders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to the Holders on the record date that we set for receiving subscription rights in such subscription rights offering.

        The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

  •
  the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);

  •
  the title of such subscription rights;

  •
  the exercise price for such subscription rights (or method of calculation thereof);

  •
  the ratio of the offering;

  •
  the number of such subscription rights issued to each Holder;

  •
  the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;

  •
  if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

  •
  the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);

  •
  the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

  •
  any termination right we may have in connection with such subscription rights offering; and

  •
  any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

Exercise of Subscription Rights

        Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of our Securities at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.

        Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the Securities purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

DESCRIPTION OF OUR WARRANTS

        The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

        We may issue warrants to purchase shares of our common stock, preferred stock or debt securities from time to time. Such warrants may be issued independently or together with one of our Securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

        A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

  •
  the title of such warrants;

  •
  the aggregate number of such warrants;

  •
  the price or prices at which such warrants will be issued;

  •
  the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

  •
  the number of shares of common stock, preferred stock or debt securities issuable upon exercise of such warrants;

  •
  the price at which and the currency or currencies, including composite currencies, in which the shares of common stock, preferred stock or debt securities purchasable upon exercise of such warrants may be purchased;

  •
  the date on which the right to exercise such warrants will commence and the date on which such right will expire;

  •
  whether such warrants will be issued in registered form or bearer form;

  •
  if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;

  •
  if applicable, the number of such warrants issued with each share of common stock, preferred stock or debt securities;

  •
  if applicable, the date on and after which such warrants and the related shares of common stock, preferred stock or debt securities will be separately transferable;

  •
  information with respect to book-entry procedures, if any;

  •
  if applicable, a discussion of certain U.S. federal income tax considerations; and

  •
  any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

        We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

        Under the 1940 Act, we may generally only offer warrants provided that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value at the date of issuance; (3) our stockholders authorize the proposal to issue such warrants, and our Board of Directors approves such issuance on the basis that the issuance is in our best interests and the best interest of our stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants at the time of issuance may not exceed 25% of our outstanding voting securities.

DESCRIPTION OF OUR UNITS

        A unit is a separate security consisting of two or more other securities that either may or must be traded or transferred together as a single security. The following is a general description of the terms of the units we may issue from time to time. Particular terms of any units we offer will be described in the prospectus supplement relating to such units. For a complete description of the terms of particular units, you should read both this prospectus and the prospectus supplement relating to those particular units.

        We may issue units comprised of one or more of the other securities described in this prospectus in any combination. Each unit may also include contracts for purchase of any such security or debt obligations of third parties, such as U.S. Treasury securities, such that the holder holds each component. Thus, the holder of a unit will have the rights and obligations of a holder of each included security.

        A prospectus supplement will describe the particular terms of any series of units we may issue, including the following:

  •
  the designation and terms of the units and of the securities comprising the units, including whether and under what circumstances the securities comprising the units may be held or transferred separately;

  •
  a description of the terms of any unit agreement governing the units;

  •
  a description of the provisions for the payment, settlement, transfer or exchange of the units; and

  •
  whether the units will be issued in fully registered or global form.

REGULATION

        We are a closed-end, non-diversified investment company that has filed an election to be treated as a business development company under the 1940 Act and has elected to be treated as a RIC under Subchapter M of the Code. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than "interested persons," as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities.

        We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an "underwriter" as that term is defined in the Securities Act. Our intention is to not write (sell) or buy put or call options to manage risks associated with the publicly-traded securities of our portfolio companies, except that we may enter into hedging transactions to manage the risks associated with interest rate and other market fluctuations. However, in connection with an investment or acquisition financing of a portfolio company, we may purchase or otherwise receive warrants to purchase the common stock of the portfolio company. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, except with respect to money market funds we generally cannot acquire more than 3% of the voting stock of any registered investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments subject our stockholders indirectly to additional expenses. None of these policies are fundamental and may be changed without stockholder approval.

Qualifying Assets

        Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company's total assets. The principal categories of qualifying assets relevant to our business are the following:

          (1)   Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An "eligible portfolio company" is defined in the 1940 Act and rules adopted pursuant thereto as any issuer which:

            (a)   is organized under the laws of, and has its principal place of business in, the United States;

            (b)   is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for exclusions under the 1940 Act for certain financial companies such as banks, brokers, commercial finance companies, mortgage companies and insurance companies; and

            (c)   satisfies any of the following:

              1.     does not have any class of securities with respect to which a broker or dealer may extend margin credit;

              2.     is controlled by a business development company or a group of companies including a business development company and the business development company has an affiliated person who is a director of the eligible portfolio company;

              3.     is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million;

              4.     does not have any class of securities listed on a national securities exchange; or

              5.     has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million.

          (2)   Securities in companies that were eligible portfolio companies when we made our initial investment if certain other requirements are satisfied.

          (3)   Securities of any eligible portfolio company which we control.

          (4)   Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing agreements.

          (5)   Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

          (6)   Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

          (7)   Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

        In addition, a business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2), (3) or (4) above.

Managerial Assistance to Portfolio Companies

        In order to count portfolio securities as qualifying assets for the purpose of the 70% test, the business development company must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the business development company purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available significant managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

        Pending investment in other types of "qualifying assets," as described above, our investments may consist of cash, cash equivalents, including money market funds, U.S. government securities or high quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in money market funds, U.S. treasury bills or in repurchase agreements that are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the diversification tests in order to qualify as a RIC for U.S. Federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our Investment Adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

        We are permitted, under specified conditions, to issue multiple classes of indebtedness and classes of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. The 1940 Act allows BDCs to issue multiple series of the same class of preferred stock and to issue multiple classes in connection with certain refundings or reorganizations. In addition, while any preferred stock or public debt securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios after giving effect to such distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see "Risk Factors."

Code of Ethics

        We, Prospect Capital Management and Prospect Administration have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code's requirements. For information on how to obtain a copy of each code of ethics, see "Available Information."

Investment Concentration

        Our investment objective is to generate both current income and long-term capital appreciation through debt and equity investments. While we are broadening the portfolio, many of our existing investments are in the energy and energy related industries.

Compliance Policies and Procedures

        We and our Investment Adviser have adopted and implemented written policies and procedures reasonably designed to prevent violation of the U.S. Federal securities laws, and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation, and to designate a Chief Compliance Officer to be responsible for administering the policies and procedures. Brian H. Oswald serves as our Chief Compliance Officer.

Proxy Voting Policies and Procedures

        We have delegated our proxy voting responsibility to Prospect Capital Management. The Proxy Voting Policies and Procedures of Prospect Capital Management are set forth below. The guidelines are reviewed periodically by Prospect Capital Management and our independent directors, and, accordingly, are subject to change.

        Introduction.    As an investment adviser registered under the Advisers Act, Prospect Capital Management has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, Prospect Capital Management recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients.

        These policies and procedures for voting proxies for Prospect Capital Management's Investment Advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

        Proxy policies.    These policies are designed to be responsive to the wide range of subjects that may be the subject of a proxy vote. These policies are not exhaustive due to the variety of proxy voting issues that Prospect Capital Management may be required to consider. In general, Prospect Capital Management will vote proxies in accordance with these guidelines unless: (1) Prospect Capital Management has determined to consider the matter on a case-by-case basis (as is stated in these guidelines), (2) the subject matter of the vote is not covered by these guidelines, (3) a material conflict of interest is present, or (4) Prospect Capital Management might find it necessary to vote contrary to its general guidelines to maximize stockholder value and vote in its clients' best interests. In such cases, a decision on how to vote will be made by the Proxy Voting Committee (as described below). In reviewing proxy issues, Prospect Capital Management will apply the following general policies:

          Elections of directors.     In general, Prospect Capital Management will vote in favor of the management-proposed slate of directors. If there is a proxy fight for seats on the Board of Directors or Prospect Capital Management determines that there are other compelling reasons for withholding votes for directors, the Proxy Voting Committee will determine the appropriate vote on the matter. Prospect Capital Management believes that directors have a duty to respond to stockholder actions that have received significant stockholder support. Prospect Capital Management may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a stockholder vote and failure to act on tender offers where a majority of stockholders have tendered their shares. Finally, Prospect Capital Management may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

          Appointment of auditors.     Prospect Capital Management believes that the Company remains in the best position to choose the auditors and will generally support management's recommendation.

          Changes in capital structure.     Changes in a company's charter, articles of incorporation or by-laws may be required by state or U.S. Federal regulation. In general, Prospect Capital Management will cast its votes in accordance with the Company's management on such proposal. However, the Proxy Voting Committee will review and analyze on a case-by-case basis any proposals regarding changes in corporate structure that are not required by state or U.S. Federal regulation.

          Corporate restructurings, mergers and acquisitions.     Prospect Capital Management believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, the Proxy Voting Committee will analyze such proposals on a case-by-case basis.

          Proposals affecting the rights of stockholders.     Prospect Capital Management will generally vote in favor of proposals that give stockholders a greater voice in the affairs of the Company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals, Prospect Capital Management will weigh the financial impact of the proposal against the impairment of the rights of stockholders.

          Corporate governance.     Prospect Capital Management recognizes the importance of good corporate governance in ensuring that management and the Board of Directors fulfill their obligations to the stockholders. Prospect Capital Management favors proposals promoting transparency and accountability within a company.

          Anti-takeover measures.    The Proxy Voting Committee will evaluate, on a case-by-case basis, proposals regarding anti-takeover measures to determine the measure's likely effect on stockholder value dilution.

          Stock splits.     Prospect Capital Management will generally vote with the management of the Company on stock split matters.

          Limited liability of directors.     Prospect Capital Management will generally vote with management on matters that would affect the limited liability of directors.

          Social and corporate responsibility.     The Proxy Voting Committee may review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on stockholder value. Prospect Capital Management may abstain from voting on social proposals that do not have a readily determinable financial impact on stockholder value.

          Proxy voting procedures.     Prospect Capital Management will generally vote proxies in accordance with these guidelines. In circumstances in which (1) Prospect Capital Management has determined to consider the matter on a case-by-case basis (as is stated in these guidelines), (2) the subject matter of the vote is not covered by these guidelines, (3) a material conflict of interest is present, or (4) Prospect Capital Management might find it necessary to vote contrary to its general guidelines to maximize stockholder value and vote in its clients' best interests, the Proxy Voting Committee will vote the proxy.

          Proxy voting committee.     Prospect Capital Management has formed a proxy voting committee to establish general proxy policies and consider specific proxy voting matters as necessary. In addition, members of the committee may contact the management of the Company and interested stockholder groups as necessary to discuss proxy issues. Members of the committee will include relevant senior personnel. The committee may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committee monitors adherence to guidelines, and reviews the policies contained in this statement from time to time.

          Conflicts of interest.     Prospect Capital Management recognizes that there may be a potential conflict of interest when it votes a proxy solicited by an issuer that is its advisory client or a client or customer of one of our affiliates or with whom it has another business or personal relationship that may affect how it votes on the issuer's proxy. Prospect Capital Management believes that adherence to these policies and procedures ensures that proxies are voted with only its clients' best interests in mind. To ensure that its votes are not the product of a conflict of interests, Prospect Capital Management requires that: (i) anyone involved in the decision making process (including members of the Proxy Voting Committee) disclose to the chairman of the Proxy Voting Committee any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how Prospect Capital Management intends to vote on a proposal in order to reduce any attempted influence from interested parties.

          Proxy voting.     Each account's custodian will forward all relevant proxy materials to Prospect Capital Management, either electronically or in physical form to the address of record that Prospect Capital Management has provided to the custodian.

          Proxy recordkeeping.    Prospect Capital Management must retain the following documents pertaining to proxy voting:

    •
    copies of its proxy voting polices and procedures;

    •
    copies of all proxy statements;

    •
    records of all votes cast by Prospect Capital Management;

    •
    copies of all documents created by Prospect Capital Management that were material to making a decision how to vote proxies or that memorializes the basis for that decision; and

    •
    copies of all written client requests for information with regard to how Prospect Capital Management voted proxies on behalf of the client as well as any written responses provided.

        All of the above-referenced records will be maintained and preserved for a period of not less than five years from the end of the fiscal year during which the last entry was made. The first two years of records must be maintained at our office.

        Proxy voting records.    Clients may obtain information about how Prospect Capital Management voted proxies on their behalf by making a written request for proxy voting information to: Compliance Officer, Prospect Capital Management LLC, 10 East 40th Street, 44th Floor, New York, NY 10016.

Sarbanes-Oxley Act of 2002

        The Sarbanes-Oxley Act of 2002 imposes a variety of regulatory requirements on publicly-held companies. In addition to our Chief Executive and Chief Financial Officers' required certifications as to the accuracy of our financial reporting, we are also required to disclose the effectiveness of our disclosure controls and procedures as well as report on our assessment of our internal controls over financial reporting, the latter of which must be audited by our independent registered public accounting firm.

        The Sarbanes-Oxley Act also requires us to continually review our policies and procedures to ensure that we remain in compliance with all rules promulgated under the Act.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

        Our Securities are held under a custody agreement by U.S. Bank National Association. The address of the custodian is: 1555 North Rivercenter Drive, MK-WI-5302, Milwaukee, WI 53212, Attention: Mutual Fund Custody Account Administrator, facsimile: (866) 350-1430. American Stock Transfer & Trust Company acts as our transfer agent, dividend paying agent and registrar. The principal business address of American Stock Transfer & Trust Company is 6201 15th Avenue, Brooklyn, NY 11219, telephone number: (718) 921-8200.

BROKERAGE ALLOCATION AND OTHER PRACTICES

        Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of our business. We have not paid any brokerage commissions during the three most recent fiscal years. Subject to policies established by our Board of Directors, Prospect Capital Management is primarily responsible for the execution of the publicly-traded securities portion of our portfolio transactions and the allocation of brokerage commissions.

        Prospect Capital Management does not expect to execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Company, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm's risk and skill in positioning blocks of securities. While Prospect Capital Management generally seeks reasonably competitive trade execution costs, the Company will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, Prospect Capital Management may select a broker based partly upon brokerage or research services provided to it and the Company and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if Prospect Capital Management determines in good faith that such commission is reasonable in relation to the services provided.

PLAN OF DISTRIBUTION

        We may sell the Securities pursuant to this prospectus and a prospectus supplement in any of four ways (or in any combination): (a) through underwriters or dealers; (b) directly to a limited number of purchasers or to a single purchaser, including existing stockholders in a rights offering; (c) through agents; or (d) directly to our stockholders and others through the issuance of transferable or non-transferable rights to our stockholders. In the case of a rights offering, the applicable prospectus supplement will set forth the number of shares of our common stock or units issuable upon the exercise of each right and the other terms of such rights offering. Any underwriter or agent involved in the offer and sale of the Securities will also be named in the applicable prospectus supplement. The Securities may be sold "at-the-market" to or through a market maker or into an existing trading market for the securities, on an exchange or otherwise. The prospectus supplement will set forth the terms of the offering of such securities, including:

  •
  the name or names of any underwriters or agents and the amounts of Securities underwritten or placed by each of them;

  •
  the offering price of the Securities and the proceeds to us and any discounts, commissions or concessions allowed or reallowed or paid to underwriters or agents; and

  •
  any securities exchanges on which the Securities may be listed.

        In addition, we may enter into registration rights agreements or other similar agreements in the future pursuant to which certain of our stockholders may resell our Securities under this prospectus and as described in any related prospectus supplement.

        We may use Securities to acquire investments in companies, the terms of which will be further disclosed in a prospectus supplement if such stock is issued in an offering hereunder.

        Any offering price and any discounts or concessions allowed or reallowed or paid to underwriters or agents may be changed from time to time.

        We may sell our common stock, subscription rights, units, warrants, options or rights to acquire our common stock, at a price below the current net asset value of our common stock in certain circumstances, including if (i)(1) the holders of a majority of our shares (or, if less, at least 67% of a quorum consisting of a majority of our shares) and a similar majority of the holders of our shares who are not affiliated persons of us approve the sale of our common stock at a price that is less than the current net asset value, and (2) a majority of our Directors who have no financial interest in the transaction and a majority of our independent Directors (a) determine that such sale is in our and our stockholders' best interests and (b) in consultation with any underwriter or underwriters of the offering, make a good faith determination as of a time either immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares, or immediately prior to the issuance of such shares, that the price at which such shares are to be sold is not less than a price which closely approximates the market value of such shares, less any distributing commission or discount or if (ii) a majority of the number of the beneficial holders of our common stock entitled to vote at the annual meeting, without regard to whether a majority of such shares are voted in favor of the proposal, approve the sale of our common stock at a price that is less than the current net asset value per share.

        If underwriters are used in the sale of any Securities, Securities acquired by the underwriters for their own account may be resold from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. The Securities may be either offered to the public through underwriting syndicates represented by managing underwriters, or directly by underwriters. Generally, any obligations by the underwriters to purchase the Securities will be subject to certain conditions precedent.

        In compliance with the guidelines of FINRA, the maximum compensation to the underwriters or dealers in connection with the sale of our Securities pursuant to this prospectus and the accompanying supplement to this prospectus may not exceed 8% of the aggregate offering price of the Securities as set forth on the cover page of the supplement to this prospectus. In connection with any rights offering to our stockholders, we may also enter into a standby underwriting arrangement with one or more underwriters pursuant to which the underwriter(s) will purchase our common stock remaining unsubscribed for after the rights offering.

        We may sell the Securities through agents from time to time. The prospectus supplement will name any agent involved in the offer or sale of the Securities and any commissions we pay to them. Generally, any agent will be acting on a best efforts basis for the period of its appointment.

        Agents, dealers and underwriters may be entitled to indemnification by us against certain civil liabilities, including liabilities under the Securities Act or to contribution with respect to payments which the agents or underwriters may be required to make in respect thereof. Agents, dealers and underwriters may be customers of, engage in transactions with, or perform services for us in the ordinary course of business.

        We may enter into derivative transactions with third parties, or sell Securities outside of this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell Securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use Securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third party in such sale transactions will be an underwriter and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment). We or one of our affiliates may loan or pledge Securities to a financial institution or other third party that in turn may sell the securities using this prospectus. Such financial institution or third party may transfer its short position to investors in our Securities or in connection with a simultaneous offering of other Securities offered by this prospectus or otherwise.

        Any of our common stock sold pursuant to a prospectus supplement will be listed on The NASDAQ Global Select Market, or another exchange on which our common stock is traded.

        In order to comply with the securities laws of certain states, if applicable, the Securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states, the Securities may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirements is available and is complied with.

LEGAL MATTERS

        Certain legal matters regarding the securities offered by this prospectus will be passed upon for the Company by Skadden, Arps, Slate, Meagher & Flom LLP, New York, NY, and Venable LLP as special Maryland counsel.

INDEPENDENT REGISTERED ACCOUNTING FIRM

        BDO USA, LLP is the independent registered public accounting firm of the Company.

AVAILABLE INFORMATION

        We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our Securities offered by this prospectus. The registration statement contains additional information about us and the Securities being registered by this prospectus. We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. This information and the information specifically regarding how we voted proxies relating to portfolio securities for the period ended June 30, 2012, are available free of charge by contacting us at 10 East 40th Street, 44th floor, New York, NY 10016 or by telephone at toll-free (888) 748-0702. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street NE, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090 or by calling 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC's Internet site at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

F-1

Report of Independent Registered Public Accounting Firm

Board of Directors and Stockholders
Prospect Capital Corporation
New York, New York

        We have audited the accompanying consolidated statements of assets and liabilities of Prospect Capital Corporation, including the schedule of investments, as of June 30, 2012 and 2011, and the related consolidated statements of operations, changes in net assets, and cash flows for each of the three years in the period ended June 30, 2012, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Prospect Capital Corporation at June 30, 2012 and 2011, and the results of its operations and its cash flows for each of the three years in the period ended June 30, 2012, and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America.

        We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), Prospect Capital Corporation's internal control over financial reporting as of June 30, 2012, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO) and our report dated August 22, 2012 expressed an unqualified opinion thereon.

/s/ BDO USA, LLP BDO USA, LLP New York, New York August 22, 2012, except for Note 17 which is as of October 26, 2012

F-2

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

(in thousands, except share and per share data)

	June 30, 2012	June 30, 2011
Assets (Note 5)
Investments at fair value:
Control investments (net cost of $518,015 and $262,301, respectively)	$564,489	$310,072
Affiliate investments (net cost of $44,229 and $56,833, respectively)	46,116	72,337
Non-control/Non-affiliate investments (net cost of $1,537,069 and $1,116,601, respectively)	1,483,616	1,080,601

Total investments at fair value (net cost of $2,099,313 and $1,435,734, respectively, Note 4)	2,094,221	1,463,010

Investments in money market funds	118,369	59,903
Cash	2,825	1,492
Receivables for:
Interest, net	14,219	9,269
Dividends	1	—
Other	783	267
Prepaid expenses	421	101
Deferred financing costs	24,415	15,275

Total Assets	2,255,254	1,549,317

Liabilities
Credit facility payable (Note 5)	96,000	84,200
Senior convertible notes (Note 6)	447,500	322,500
Senior unsecured notes (Note 7)	100,000	—
Prospect Capital InterNotes® (Note 8)	20,638	—
Dividends payable	14,180	10,895
Due to Prospect Administration (Note 12)	658	212
Due to Prospect Capital Management (Note 12)	7,913	7,706
Due to Broker	44,533	—
Accrued expenses	9,648	5,876
Other liabilities	2,210	3,571

Total Liabilities	743,280	434,960

Net Assets	$1,511,974	$1,114,357

Components of Net Assets
Common stock, par value $0.001 per share (500,000,000 common shares authorized; 139,633,870 and 107,606,690 issued and outstanding, respectively) (Note 9 and Note 17)	$140	$108
Paid-in capital in excess of par (Note 9)	1,544,801	1,196,741
Undistributed (distributions in excess of) net investment income	23,667	(21,638)
Accumulated realized losses on investments	(51,542)	(88,130)
Unrealized (depreciation) appreciation on investments	(5,092)	27,276

Net Assets	$1,511,974	$1,114,357

Net Asset Value Per Share	$10.83	$10.36

See notes to consolidated financial statements.

F-3

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except share and per share data)

	Year Ended
	June 30, 2012	June 30, 2011	June 30, 2010
Investment Income
Interest income: (Note 4)
Control investments	$53,408	$21,747	$17,218
Affiliate investments	12,155	11,307	7,957
Non-control/Non-affiliate investments	144,592	101,400	61,343
CLO Fund securities	9,381	—	—

Total interest income	219,536	134,454	86,518

Dividend income:
Control investments	63,144	13,569	14,860
Non-control/Non-affiliate investments	1,733	1,507	474
Money market funds	4	16	32

Total dividend income	64,881	15,092	15,366

Other income: (Note 10)
Control investments	25,464	2,829	261
Affiliate investments	108	190	169
Non-control/Non-affiliate investments	10,921	16,911	3,613
Gain on Patriot acquisition (Note 3)	—	—	8,632

Total other income	36,493	19,930	12,675

Total Investment Income	320,910	169,476	114,559

Operating Expenses
Investment advisory fees:
Base management fee (Note 12)	35,836	22,496	13,929
Income incentive fee (Note 12)	46,671	23,555	16,798

Total investment advisory fees	82,507	46,051	30,727

Interest and credit facility expenses	38,534	17,598	8,382
Legal fees	279	1,062	702
Valuation services	1,212	992	734
Audit, compliance and tax related fees	1,446	876	981
Allocation of overhead from Prospect Administration (Note 12)	6,848	4,979	3,361
Insurance expense	324	285	254
Directors' fees	273	255	255
Potential merger expenses (Note 13)	—	—	852
Other general and administrative expenses	2,803	3,157	1,121

Total Operating Expenses	134,226	75,255	47,369

Net Investment Income	186,684	94,221	67,190

Net realized gain (loss) on investments (Note 4)	36,588	16,465	(51,545)
Net change in unrealized (depreciation) appreciation on investments (Note 4)	(32,368)	7,552	3,980

Net Increase in Net Assets Resulting from Operations	$190,904	$118,238	$19,625

Net increase in net assets resulting from operations per share: (Note 11 and Note 16)	$1.67	$1.38	$0.33

Weighted average shares of common stock outstanding:	114,394,554	85,978,757	59,429,222

See notes to consolidated financial statements.

F-4

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

(in thousands, except share data)

	Year Ended
	June 30, 2012	June 30, 2011	June 30, 2010
Increase in Net Assets from Operations:
Net investment income	$186,684	$94,221	$67,190
Net gain (loss) on investments	36,588	16,465	(51,545)
Net change in unrealized (depreciation) appreciation on investments	(32,368)	7,552	3,980

Net Increase in Net Assets Resulting from Operations	190,904	118,238	19,625

Dividends to Shareholders	(141,379)	(106,167)	(101,034)

Capital Share Transactions:
Net proceeds from capital shares sold	338,270	381,316	158,002
Less: Offering costs of public share offerings	(708)	(1,388)	(1,781)
Fair value of equity issued in conjunction with Patriot acquisition	—	—	92,800
Reinvestment of dividends	10,530	10,934	11,216

Net Increase in Net Assets Resulting from Capital Share Transactions	348,092	390,862	260,237

Total Increase in Net Assets:	397,617	402,933	178,828
Net assets at beginning of year	1,114,357	711,424	532,596

Net Assets at End of Year	$1,511,974	$1,114,357	$711,424

Capital Share Activity:
Shares sold	30,970,696	37,494,476	16,683,197
Shares issued for Patriot acquisition	—	—	8,444,068
Shares issued through reinvestment of dividends	1,056,484	1,025,352	1,016,513

Net increase in capital share activity	32,027,180	38,519,828	26,143,778
Shares outstanding at beginning of year	107,606,690	69,086,862	42,943,084

Shares Outstanding at End of Year	139,633,870	107,606,690	69,086,862

See notes to consolidated financial statements.

F-5

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands, except share data)

	Year Ended
	June 30, 2012	June 30, 2011	June 30, 2010
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$190,904	$118,238	$19,625
Net realized (gain) loss on investments	(36,588)	(16,465)	51,545
Net change in unrealized depreciation (appreciation) on investments	32,368	(7,552)	(3,980)
Accretion of purchase discount on investments	(7,284)	(23,035)	(20,313)
Amortization of deferred financing costs	8,511	5,365	5,297
Gain on Patriot acquisition (Note 3)	—	—	(8,632)
Structuring fees	(8,075)	—	—
Change in operating assets and liabilities:
Payments for purchases of investments	(1,062,404)	(943,703)	(150,108)
Payment-in-kind interest	(5,647)	(9,634)	(7,554)
Proceeds from sale of investments and collection of investment principal	500,952	285,862	136,221
Purchases of cash equivalents	—	—	(199,997)
Sales of cash equivalents	—	—	199,997
Net (increase) decrease of investments in money market funds	(58,466)	8,968	29,864
(Increase) decrease in interest receivable, net	(4,950)	(3,913)	530
(Increase) decrease in dividends receivable	(1)	1	27
(Increase) decrease in other receivables	(516)	152	152
(Increase) decrease in prepaid expenses	(320)	270	(268)
Decrease in due from Prospect Administration	—	—	1,500
Decrease (increase) in other assets	—	534	(534)
Increase (decrease) in due to Prospect Administration	446	(82)	(548)
Increase (decrease) in due to Prospect Capital Management	207	(1,300)	3,135
Increase (decrease) in accrued expenses	3,772	1,819	(1,291)
(Decrease) increase in other liabilities	(1,361)	2,866	170

Net Cash (Used In) Provided By Operating Activities:	(448,452)	(581,609)	54,838

Cash Flows from Investing Activities:
Acquisition of Patriot, net of cash acquired (Note 3)	—	—	(106,586)

Net Cash Used In Investing Activities:	—	—	(106,586)

Cash Flows from Financing Activities:
Borrowings under credit facility (Note 5)	726,800	465,900	244,100
Payments under credit facility (Note 5)	(715,000)	(482,000)	(268,600)
Issuance of Senior Convertible Notes (Note 6)	130,000	322,500	—
Repurchases under Senior Convertible Notes (Note 6)	(5,000)	—	—
Issuance of Senior Unsecured Notes (Note 7)	100,000	—	—
Issuance of Prospect Capital InterNotes® (Note 8)	20,638	—	—
Financing costs paid and deferred	(17,651)	(13,061)	(5,925)
Net proceeds from issuance of common stock	338,270	381,316	158,001
Offering costs from issuance of common stock	(708)	(1,388)	(1,781)
Dividends paid	(127,564)	(91,247)	(82,908)

Net Cash Provided By Financing Activities:	449,785	582,020	42,887

Total Increase (Decrease) in Cash	1,332	411	(8,861)
Cash balance at beginning of year	1,492	1,081	9,942

Cash Balance at End of Year	$2,825	$1,492	$1,081

Cash Paid For Interest	$24,515	$6,101	$1,444

Non-Cash Financing Activity:
Amount of shares issued in connection with dividend reinvestment plan	$10,530	$10,934	$11,216

Fair value of shares issued in conjunction with the Patriot Acquisition	$—	$—	$92,800

Fair value of shares issued in conjunction with the First Tower investment	$160,571	$—	$—

F-6

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS

June 30, 2012 and June 30, 2011

(in thousands, except share data)

			June 30, 2012
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Control Investments (25.00% or greater of voting control)
AIRMALL USA, Inc(27)	Pennsylvania / Property Management	Senior Secured Term Loan (12.00% (LIBOR + 9.00% with 3.00% LIBOR floor), due 6/30/2015)(3)(4)	$29,350	$29,350	$29,350	2.0%
		Senior Subordinated Term Loan (12.00% plus 6.00% PIK, due 12/31/2015)	12,500	12,500	12,500	0.8%
		Convertible Preferred Stock (9,919.684 shares)		9,920	6,132	0.4%
		Common Stock (100 shares)		—	—	0.0%

				51,770	47,982	3.2%

Ajax Rolled Ring & Machine, Inc.	South Carolina / Manufacturing	Senior Secured Note—Tranche A (10.50% (LIBOR + 7.50% with 3.00% LIBOR floor), due 4/01/2013)(3)(4)	20,167	20,167	20,167	1.3%
		Subordinated Secured Note—Tranche B (11.50% (LIBOR + 8.50% with 3.00% LIBOR floor) plus 6.00% PIK, due 4/01/2013)(3)(4)	15,035	15,035	15,035	1.0%
		Convertible Preferred Stock—Series A (6,142.6 shares)		6,057	17,191	1.1%
		Unrestricted Common Stock (6 shares)		—	17	0.0%

				41,259	52,410	3.4%

AWCNC, LLC(19)	North Carolina / Machinery	Members Units—Class A (1,800,000 units)		—	—	0.0%
		Members Units—Class B-1 (1 unit)		—	—	0.0%
		Members Units—Class B-2 (7,999,999 units)		—	—	0.0%

				—	—	0.0%

Borga, Inc.	California / Manufacturing	Revolving Line of Credit—$1,000 Commitment (5.00% (PRIME + 1.75%) plus 3.00% default interest, in non-accrual status effective 03/02/2010, past due)(4)(25)	1,000	945	668	0.0%
		Senior Secured Term Loan B (8.50% (PRIME + 5.25%) plus 3.00% default interest, in non-accrual status effective 03/02/2010, past due)(4)	1,612	1,500	—	0.0%
		Senior Secured Term Loan C (12.00% plus 4.00% PIK plus 3.00% default interest, in non-accrual status effective 03/02/2010, past due)	9,352	707	—	0.0%
		Common Stock (100 shares)(21)		—	—	0.0%
		Warrants (33,750 warrants)(21)		—	—	0.0%

				3,152	668	0.0%

Energy Solutions Holdings, Inc.(8)	Texas / Gas Gathering and Processing	Senior Secured Note (18.00%, due 12/11/2016)(3)	25,000	25,000	25,000	1.7%
		Junior Secured Note (18.00%, due 12/12/2016)(3)	12,000	12,000	12,000	0.8%
		Senior Secured Note to Vessel Holdings LLC (18.00%, due 12/12/2016)	3,500	3,500	3,500	0.2%
		Subordinated Secured Note to Freedom Marine Holdings, LLC (12.00% (LIBOR + 6.11% with 5.89% LIBOR floor) plus 4.00% PIK, in non-accrual status effective 10/1/2010, due 12/31/2011)(4)	13,352	12,504	5,603	0.4%
		Senior Secured Debt to Yatesville Coal Holdings, Inc. (Non-accrual status effective 1/1/2009, past due)	1,035	1,035	—	0.0%
		Junior Secured Debt to Yatesville Coal Holdings, Inc. (Non-accrual status effective 1/1/2009, past due)	414	414	—	0.0%
		Escrow Receivable		—	9,825	0.6%
		Common Stock (100 shares)		8,792	70,940	4.7%

				63,245	126,868	8.4%

See notes to consolidated financial statements.

F-7

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2012 and June 30, 2011

(in thousands, except share data)

			June 30, 2012
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Control Investments (25.00% or greater of voting control)
First Tower Holdings of Delaware, LLC.(29)	Mississippi / Consumer Finance	Senior Secured Revolving Credit Facility—$400,000 Commitment (20.00% (LIBOR + 18.50% with 1.50% LIBOR floor), due 6/30/2022)(25)	$244,760	$244,760	$244,760	16.2%
		Common Stock (83,729,323 shares)		43,193	43,193	2.9%
		Net Revenue Interest (5% of Net Revenue & Distributions)		—	—	0.0%

				287,953	287,953	19.1%

Integrated Contract Services, Inc.(9)	North Carolina / Contracting	Secured Promissory Notes (15.00%, in non-accrual status effective 12/22/2010, due 3/21/2012—12/18/2013)(10)	2,581	2,580	—	0.0%
		Senior Demand Note (15.00%, in non-accrual status effective 11/1/2010, past due)(10)	1,170	1,170	—	0.0%
		Senior Secured Note (7.00% plus 7.00% PIK plus 6.00% default interest, in non-accrual status effective 10/9/2007, past due)	300	—	—	0.0%
		Junior Secured Note (7.00% plus 7.00% PIK plus 6.00% default interest, in non-accrual status effective 10/9/2007, past due)	11,520	11,520	—	0.0%
		Preferred Stock—Series A (10 shares)		—	—	0.0%
		Common Stock (49 shares)		679	—	0.0%

				15,949	—	0.0%

Manx Energy, Inc. ("Manx")(12)	Kansas / Oil & Gas Production	Manx—Senior Secured Note (13.00%, in non-accrual status effective 1/19/2010, due 6/21/2013)	3,550	3,550	—	0.0%
		Manx—Preferred Stock (6,635 shares)		6,307	—	0.0%
		Manx—Common Stock (17,082 shares)		1,170	—	0.0%

				11,027	—	0.0%

NMMB Holdings, Inc.(24)	New York / Media	Senior Term Loan (14.00%, due 5/6/2016)	21,700	21,700	21,700	1.4%
		Senior Subordinated Term Loan (15.00%, due 5/6/2016)	2,800	2,800	2,800	0.2%
		Series A Preferred Stock (4,400 shares)		4,400	252	0.0%

				28,900	24,752	1.6%

R-V Industries, Inc.	Pennsylvania / Manufacturing	Warrants (200,000 warrants, expiring 6/30/2017)		1,682	6,403	0.4%
		Common Stock (545,107 shares)		5,087	17,453	1.2%

				6,769	23,856	1.6%

Wolf Energy Holdings, Inc(12)	Kansas / Oil & Gas Production	Appalachian Energy Holdings, LLC ("AEH")—Senior Secured First Lien Note (8.00%, in non-accrual status effective 1/19/2010, due 6/21/2013)	2,437	2,000	—	0.0%
		Coalbed, LLC—Senior Secured Note (8.00%, in non-accrual status effective 1/19/2010, due 6/21/2013)(6)	7,311	5,991	—	0.0%
		Common Stock (100 Shares)		—	—	0.0%

				7,991	—	0.0%

		Total Control Investments		518,015	564,489	37.3%

See notes to consolidated financial statements.

F-8

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2012 and June 30, 2011

(in thousands, except share data)

			June 30, 2012
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Affiliate Investments (5.00% to 24.99% voting control)
BNN Holdings Corp., (f/k/a Biotronic NeuroNetwork)	Michigan / Healthcare	Senior Secured Note (11.50% (LIBOR + 7.00% with 4.50% LIBOR floor) plus 1.00% PIK, due 2/21/2013)(3)(4)	$26,227	$26,227	$26,227	1.8%
		Preferred Stock Series A (9,925.455 shares)(13)		2,300	2,151	0.2%
		Preferred Stock Series B (1,753.64 shares)(13)		579	542	0.0%

				29,106	28,920	2.0%

Boxercraft Incorporated	Georgia / Textiles & Leather	Senior Secured Term Loan A (9.50% (LIBOR + 6.50% with 3.00% LIBOR floor), due 9/16/2013)(3)(4)	1,644	1,532	1,644	0.1%
		Senior Secured Term Loan B (10.00% (LIBOR + 7.00% with 3.00% LIBOR floor), due 9/16/2013)(3)(4)	4,698	4,265	4,698	0.3%
		Senior Secured Term Loan C (10.50% (LIBOR + 7.50% with 3.00% LIBOR floor), due 9/16/2013)(3)(4)	2,277	2,277	2,277	0.2%
		Subordinated Secured Term Loan (12.00% plus 3.00% PIK, due 3/16/2014)(3)	7,966	7,049	7,966	0.5%
		Preferred Stock (1,000,000 shares)		—	576	0.0%
		Common Stock (10,000 shares)		—	—	0.0%

				15,123	17,161	1.1%

Smart, LLC(14)	New York / Diversified / Conglomerate Service	Membership Interest		—	35	0.0%

				—	35	0.0%

		Total Affiliate Investments		44,229	46,116	3.1%

See notes to consolidated financial statements.

F-9

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2012 and June 30, 2011

(in thousands, except share data)

			June 30, 2012
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Non-control/Non-affiliate Investments (less than 5.00% of voting control)
ADAPCO, Inc.	Florida / Ecological	Common Stock (5,000 shares)		$141	$240	0.0%

				141	240	0.0%

Aircraft Fasteners International, LLC	California / Machinery	Convertible Preferred Stock (32,500 units)		396	471	0.0%

				396	471	0.0%

American Gilsonite Company	Utah / Specialty Minerals	Senior Subordinated Note (12.00% (LIBOR + 10.00% with 2.00% LIBOR floor) plus 2.50% PIK, due 3/10/2016)(3)(4)	$30,232	30,232	30,232	2.0%
		Senior Subordinated Note (12.00% (LIBOR + 10.00% with 2.00% LIBOR floor) plus 2.50% PIK, due 3/10/2016)(4)	7,500	7,500	7,500	0.5%
		Membership Interest in AGC/PEP, LLC (99.9999%)(15)		—	6,830	0.5%

				37,732	44,562	3.0%

Apidos CLO VIII, Ltd	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)		18,056	19,509	1.3%

				18,056	19,509	1.3%

Apidos CLO IX, Ltd	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)		18,723	18,723	1.2%

				18,723	18,723	1.2%

Archipelago Learning, Inc.	Minnesota / Consumer Services	Second Lien Debt (11.25% (LIBOR + 9.75% with 1.50% LIBOR floor), due 5/17/2019)(4)(16)	50,000	48,022	49,271	3.3%

				48,022	49,271	3.3%

Babson CLO Ltd 2011-I	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)		33,080	34,244	2.3%

				33,080	34,244	2.3%

Babson CLO Ltd 2012-IA	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)		27,014	27,197	1.8%

				27,014	27,197	1.8%

Babson CLO Ltd 2012-IIA.	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)		27,486	27,017	1.8%

				27,486	27,017	1.8%

Blue Coat Systems, Inc.(3)(4)	Massachusetts / Software & Computer Services	Second Lien Term Loan (11.50% (LIBOR + 10.00% with 1.50% LIBOR floor), due 8/15/2018)	25,000	24,279	25,000	1.7%

				24,279	25,000	1.7%

Byrider Systems Acquisition Corp	Indiana / Auto Finance	Senior Subordinated Notes (12.00% plus 2.00% PIK, due 11/3/2016)(3)	20,546	20,546	19,990	1.3%

				20,546	19,990	1.3%

See notes to consolidated financial statements.

F-10

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2012 and June 30, 2011

(in thousands, except share data)

			June 30, 2012
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Non-control/Non-affiliate Investments (less than 5.00% of voting control)
Caleel + Hayden, LLC(14)(31)	Colorado / Personal & Nondurable Consumer Products	Membership Units (7,500 shares)		$351	$1,031	0.1%

				351	1,031	0.1%

Capstone Logistics, LLC.(4)	Georgia / Commercial Services	Senior Secured Term Loan A (7.50% (LIBOR + 5.50% with 2.00% LIBOR floor), due 9/16/2016)	$33,793	33,793	33,793	2.2%
		Senior Secured Term Loan B (13.50% (LIBOR + 11.50% with 2.00% LIBOR floor), due 9/16/2016)(3)	41,625	41,625	41,625	2.8%

				75,418	75,418	5.0%

Cargo Airport Services USA, LLC.	New York / Transportation	Senior Secured Term Loan (10.50% (LIBOR + 7.50% with 3.00% LIBOR floor), due 3/31/2016)(3)(4)	48,891	48,891	48,891	3.2%
		Common Equity (1.6 units)		1,639	1,886	0.1%

				50,530	50,777	3.3%

CIFC Funding 2011-I, Ltd.(4)	Cayman Islands / Diversified Financial Services	Secured Class D Notes (5.79% (LIBOR + 5.00%), due 1/19/2023)	19,000	14,778	15,229	1.0%
		Unsecured Class E Notes (7.79% (LIBOR + 7.00%), due 1/19/2023)	15,400	12,480	12,488	0.8%

				27,258	27,717	1.8%

The Copernicus Group, Inc.	North Carolina / Healthcare	Escrow Receivable		—	315	0.0%

				—	315	0.0%

CRT MIDCO, LLC.	Wisconsin / Media	Senior Secured Term Loan (10.50% (LIBOR + 7.50% with 3.00% LIBOR floor), due 6/30/2017)(3)(4)	73,500	73,500	73,491	4.9%

				73,500	73,491	4.9%

Diamondback Operating, LP	Oklahoma / Oil & Gas Production	Net Profits Interest (15.00% payable on Equity distributions)(7)		—	—	0.0%

				—	—	0.0%

Empire Today, LLC	Illinois / Durable Consumer Products	Senior Secured Note (11.375%, due 2/1/2017)	15,700	15,255	15,700	1.0%

				15,255	15,700	1.0%

Fairchild Industrial Products, Co.	North Carolina / Electronics	Escrow Receivable		—	144	0.0%

				—	144	0.0%

Fischbein, LLC	North Carolina / Machinery	Senior Subordinated Debt (12.00% plus 2.00% PIK, due 10/31/2016)	3,413	3,413	3,413	0.3%
		Escrow Receivable		—	565	0.0%
		Membership Class A (875,000 units)		875	2,036	0.1%

				4,288	6,014	0.4%

See notes to consolidated financial statements.

F-11

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2012 and June 30, 2011

(in thousands, except share data)

			June 30, 2012
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Non-control/Non-affiliate Investments (less than 5.00% of voting control)
Focus Brands, Inc(4).	Georgia / Consumer Services	Second Lien Term Loan (10.25% (LIBOR + 9.00% with 1.25% LIBOR floor), due 8/21/2018)	$15,000	$14,711	$14,711	1.0%

				14,711	14,711	1.0%

Galaxy XII CLO, Ltd	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)		21,526	21,897	1.4%

				21,526	21,897	1.4%

H&M Oil & Gas, LLC	Texas / Oil & Gas Production	Senior Secured Note (13.00% (LIBOR + 7.50% with 5.50% LIBOR floor) plus 3.00% PIK, plus 2.00% default interest, in non-accrual status effective 1/1/2011, past due)(4)	62,814	60,019	30,524	2.0%
		Senior Secured Note (18.00% PIK, in non-accrual status effective 4/27/2012, past due)	4,507	4,430	4,507	0.3%
		Net Profits Interest (8.00% payable on Equity distributions)(7)		—	—	0.0%

				64,449	35,031	2.3%

Hi-Tech Testing Service, Inc. and Wilson Inspection X-Ray Services, Inc.	Texas / Oil & Gas Equipment & Services	Senior Secured Term Loan (11.00%, due 9/26/2016)	7,400	7,188	7,391	0.5%

				7,188	7,391	0.5%

Hoffmaster Group, Inc.(4)	Wisconsin / Durable Consumer Products	Second Lien Term Loan (11.00% (LIBOR + 9.50% with 1.50% LIBOR floor), due 1/3/2019)	10,000	9,810	9,811	0.6%
		Second Lien Term Loan (10.25% (LIBOR + 9.00% with 1.25% LIBOR floor), due 1/3/2019)	1,000	990	951	0.1%

				10,800	10,762	0.7%

Hudson Products Holdings, Inc.(16)	Texas / Manufacturing	Senior Secured Term Loan (9.00% (PRIME + 5.00% with 4.00% PRIME floor), due 8/24/2015)(3)(4)	6,299	5,880	5,826	0.4%

				5,880	5,826	0.4%

ICON Health & Fitness, Inc	Utah / Durable Consumer Products	Senior Secured Note (11.875% , due 10/15/2016)(3)	43,100	43,361	43,100	2.9%

				43,361	43,100	2.9%

IDQ Holdings, Inc.	Texas / Automobile	Senior Secured Note (11.50%, due 4/1/2017)	12,500	12,260	12,488	0.8%

				12,260	12,488	0.8%

Injured Workers Pharmacy LLC.	Massachusetts / Healthcare	Second Lien Debt (12.00% (LIBOR + 7.50% with 4.50% LIBOR floor) plus 1.00% PIK, due 11/4/2017)(3)(4)	15,100	15,100	15,100	1.0%

				15,100	15,100	1.0%

Iron Horse Coiled Tubing, Inc.(23)	Alberta, Canada / Production Services	Common Stock (3,821 shares)		268	2,040	0.1%

				268	2,040	0.1%

See notes to consolidated financial statements.

F-12

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2012 and June 30, 2011

(in thousands, except share data)

			June 30, 2012
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Non-control/Non-affiliate Investments (less than 5.00% of voting control)
JHH Holdings, Inc.	Texas / Healthcare	Second Lien Debt (12.00% (LIBOR + 10.00% with 2.00% LIBOR floor) plus 2.50% PIK, due 6/23/2016)(3)(4)	$15,736	$15,736	$15,736	1.0%

				15,736	15,736	1.0%

LHC Holdings Corp.	Florida / Healthcare	Revolving Line of Credit—$750 Commitment (8.50% (LIBOR + 6.00% with 2.50% LIBOR floor), due 5/31/2015)(4)(25)(26)	—	—	—	0.0%
		Senior Subordinated Debt (10.50%, due 5/31/2015)(3)	4,265	4,125	4,125	0.3%
		Membership Interest (125 units)		216	225	0.0%

				4,588	4,761	0.3%

Madison Park Funding IX, Ltd.	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)		25,810	25,810	1.7%

				25,810	25,810	1.7%

Maverick Healthcare, LLC	Arizona / Healthcare	Preferred Units (1,250,000 units)		1,252	1,756	0.1%
		Common Units (1,250,000 units)		—	95	0.0%

				1,252	1,851	0.1%

Medical Security Card Company, LLC(4)	Arizona / Healthcare	Revolving Line of Credit—$1,500 Commitment (9.50% (LIBOR + 7.00% with 2.50% LIBOR floor), due 2/1/2016)(25)	—	—	—	0.0%
		First Lien Term Loan (11.25% (LIBOR + 8.75% with 2.50% LIBOR floor), due 2/1/2016)(3)	17,317	17,317	17,317	1.1%

				17,317	17,317	1.1%

Mood Media Corporation(16)(3)	Canada / Media	Senior Subordinated Term Loan (10.25% (LIBOR + 8.75% with 1.50% LIBOR floor), due 11/6/2018)(4)	15,000	14,866	15,000	1.0%

				14,866	15,000	1.0%

National Bankruptcy Services, LLC(3)(4)	Texas / Diversified Financial Services	Senior Subordinated Term Loan (12.00% (LIBOR + 9.00% with 3.00% LIBOR floor) plus 1.50% PIK, due 7/16/2017)	18,402	18,402	18,402	1.2%

				18,402	18,402	1.2%

Naylor, LLC(4)	Florida / Media	Revolving Line of Credit—$2,500 Commitment (11.00% (LIBOR + 8.00% with 3.00% LIBOR floor), due 6/7/2017)(25)	—	—	—	0.0%
		Senior Secured Term Loan (11.00% (LIBOR + 8.00% with 3.00% LIBOR floor), due 6/7/2017)	48,600	48,600	48,600	3.2%

				48,600	48,600	3.2%

New Meatco Provisions, LLC.	California / Food Products	Senior Subordinated Term Loan (12.00% (LIBOR + 9.00% with 3.00% LIBOR floor) plus 4.00% PIK, due 4/18/2016)(4)	12,438	12,438	6,571	0.4%

				12,438	6,571	0.4%

Nixon, Inc.	California / Durable Consumer Products	Senior Secured Term Loan (8.75% plus 2.75% PIK, due 4/16/2018)(16)	15,085	14,792	14,792	1.0%

				14,792	14,792	1.0%

See notes to consolidated financial statements.

F-13

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2012 and June 30, 2011

(in thousands, except share data)

			June 30, 2012
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Non-control/Non-affiliate Investments (less than 5.00% of voting control)
Nobel Learning Communities, Inc.	Pennsylvania / Consumer Services	Subordinated Unsecured (11.50% plus 1.50% PIK, due 8/9/2017)	$15,147	$15,147	$15,147	1.0%

				15,147	15,147	1.0%

Northwestern Management Services, LLC	Florida / Healthcare	Revolving Line of Credit—$1,500 Commitment (10.50% (PRIME + 6.75% with 3.75% PRIME floor), due 7/30/2015)(4)(25)	200	200	200	0.0%
		Senior Secured Term Loan A (10.00% (LIBOR + 7.00% with 3.00% LIBOR floor), due 7/30/2015)(3)(4)	16,092	16,092	16,092	1.1%
		Common Stock (50 shares)		371	1,205	0.1%

				16,663	17,497	1.2%

NRG Manufacturing, Inc.	Texas / Manufacturing	Escrow Receivable		—	6,431	0.4%

				—	6,431	0.4%

Out Rage, LLC(4)	Wisconsin / Durable Consumer Products	Revolving Line of Credit—$1,500 Commitment (11.0% (LIBOR + 8.00% with 3.00% LIBOR floor), due 3/02/2013)(25)	—	—	—	0.0%
		Senior Secured Term Loan (11.00% (LIBOR + 8.00% with 3.00% LIBOR floor), due 3/2/2015)	10,756	10,756	10,686	0.7%

				10,756	10,686	0.7%

Pinnacle Treatment Centers, Inc(4)	Pennsylvania / Healthcare	Revolving Line of Credit—$1,000 Commitment (8.0% (LIBOR + 5.00% with 3.00% LIBOR floor), due 1/10/2016)(25)	—	—	—	0.0%
		Senior Secured Term Loan (11.00% (LIBOR + 8.00% with 3.00% LIBOR floor), due 1/10/2016)(3)	17,475	17,475	17,475	1.2%

				17,475	17,475	1.2%

Potters Holdings II, L.P.(16)	Pennsylvania / Manufacturing	Senior Subordinated Term Loan (10.25% (LIBOR + 8.50% with 1.75% LIBOR floor), due 11/6/2017)(3)(4)	15,000	14,803	14,608	1.0%

				14,803	14,608	1.0%

Pre-Paid Legal Services, Inc(16)	Oklahoma / Consumer Services	Senior Subordinated Term Loan (11.00% (LIBOR + 9.50% with 1.50% LIBOR floor), due 12/31/2016)(3)(4)	5,000	5,000	4,989	0.3%

				5,000	4,989	0.3%

Progrexion Holdings, Inc(4)(28)	Utah / Consumer Services	Senior Secured Term Loan A (11.25% (LIBOR + 9.25% with 2.00% LIBOR floor), due 12/31/2014)(3)	34,502	34,502	34,502	2.3%
		Senior Secured Term Loan B (11.25% (LIBOR + 9.25% with 2.00% LIBOR floor), due 12/31/2014)	28,178	28,178	28,178	1.9%

				62,680	62,680	4.2%

Renaissance Learning, Inc.(16)	Wisconsin / Consumer Services	Second Lien Term Loan (12.00% (LIBOR + 10.50% with 1.50% LIBOR floor), due 10/19/2018)(4)	6,000	5,775	6,000	0.4%

				5,775	6,000	0.4%

See notes to consolidated financial statements.

F-14

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2012 and June 30, 2011

(in thousands, except share data)

			June 30, 2012
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Non-control/Non-affiliate Investments (less than 5.00% of voting control)
Rocket Software, Inc.(3)(4)	Massachusetts / Software & Computer Services	Second Lien Term Loan (10.25% (LIBOR + 8.75% with 1.50% LIBOR floor), due 2/8/2019)	$15,000	$14,711	$14,711	1.0%

				14,711	14,711	1.0%

Royal Adhesives & Sealants, LLC.	Indiana / Chemicals	Senior Subordinated Unsecured Term Loan (12.00% plus 2.00% PIK due 11/29/2016)	27,798	27,798	27,798	1.8%

				27,798	27,798	1.8%

Seaton Corp.	Illinois / Business Services	Subordinated Secured (12.50% (LIBOR + 9.00% with 3.50% LIBOR floor) plus 2.00% PIK, due 3/14/2014)(3)(4)	3,288	3,164	3,288	0.2%

				3,164	3,288	0.2%

SG Acquisition, Inc(4)	Georgia / Insurance	Senior Secured Term Loan A (8.50% (LIBOR + 6.50% with 2.00% LIBOR floor), due 3/18/2016)	27,469	27,469	27,469	1.8%
		Senior Secured Term Loan B (14.50% (LIBOR + 12.50% with 2.00% LIBOR floor), due 3/18/2016)(3)	29,625	29,625	29,625	2.0%
		Senior Secured Term Loan C (8.50% (LIBOR + 6.50% with 2.00% LIBOR floor), due 3/18/2016)	12,686	12,686	12,686	0.8%
		Senior Secured Term Loan D (14.50% (LIBOR + 12.50% with 2.00% LIBOR floor), due 3/18/2016)	13,681	13,681	13,681	0.9%

				83,461	83,461	5.5%

Shearer's Foods, Inc.	Ohio / Food Products	Junior Secured Debt (12.00% plus 3.75% PIK (3.75% LIBOR floor), due 3/31/2016)(3)(4)	37,639	37,639	37,639	2.5%
		Membership Interest in Mistral Chip Holdings, LLC—Common (2,000 units)(17)		2,000	2,161	0.1%
		Membership Interest in Mistral Chip Holdings, LLC 2—Common (595 units)(17)		1,322	643	0.0%
		Membership Interest in Mistral Chip Holdings, LLC 3—Preferred (67 units)(17)		673	883	0.1%

				41,634	41,326	2.7%

Skillsoft Public Limited Company	Ireland / Software & Computer Services	Subordinated Unsecured (11.125%, due 6/1/2018)	15,000	14,916	15,000	1.0%

				14,916	15,000	1.0%

Snacks Holding Corporation	Minnesota / Food Products	Senior Subordinated Unsecured Term Loan (12.00% plus 1.00% PIK, due 11/12/2017)	15,250	14,754	15,250	1.0%
		Series A Preferred Stock (4,021.45 shares)		56	42	0.0%
		Series B Preferred Stock (1,866.10 shares)		56	42	0.0%
		Warrant (to purchase 31,196.52 voting common shares, expires 11/12/2020)		479	357	0.0%

				15,345	15,691	1.0%

Southern Management Corporation(30)	South Carolina / Consumer Finance	Second Lien Term Loan (12.00% plus 5.00% PIK due 5/31/2017)	17,568	17,568	17,568	1.2%

				17,568	17,568	1.2%

See notes to consolidated financial statements.

F-15

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2012 and June 30, 2011

(in thousands, except share data)

			June 30, 2012
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Non-control/Non-affiliate Investments (less than 5.00% of voting control)
Sport Helmets Holdings, LLC(14)	New York / Personal & Nondurable Consumer Products	Escrow Receivable		$—	$406	0.0%

				—	406	0.0%

Springs Window Fashions, LLC.	Wisconsin / Durable Consumer Products	Second Lien Term Loan (11.25% (LIBOR + 9.25% with 2.00% LIBOR floor), due 11/30/2017)(3)(4)	$35,000	35,000	34,062	2.3%

				35,000	34,062	2.3%

ST Products, LLC.	Pennsylvania/ Manufacturing	Senior Secured Term Loan (12.00% (LIBOR + 9.00% with 3.00% LIBOR floor), due 6/16/2016)(3)(4)	23,328	23,328	23,328	1.5%

				23,328	23,328	1.5%

Stauber Performance Ingredients, Inc.(4)	California / Food Products	Senior Secured Term Loan (10.50% (LIBOR + 7.50% with 3.00% LIBOR floor), due 1/21/2016)(3)	22,058	22,058	22,058	1.5%
		Senior Secured Term Loan (10.50% (LIBOR + 7.50% with 3.00% LIBOR floor), due 5/21/2017)	10,500	10,500	10,500	0.7%

				32,558	32,558	2.2%

Stryker Energy, LLC	Ohio / Oil & Gas Production	Subordinated Secured Revolving Credit Facility—$50,300 Commitment (8.50% (LIBOR + 7.00% with 1.50% LIBOR floor) plus 3.75% PIK, in non-accrual status effective 12/1/2011, due 12/1/2015)(4)(25)	33,444	32,711	—	0.0%
		Overriding Royalty Interests(18)		—	1,623	0.1%

				32,711	1,623	0.1%

Symphony CLO, IX Ltd.	Cayman Islands / Diversified Financial Services	LP Certificates (Residual Interest)		42,864	43,612	2.9%

				42,864	43,612	2.9%

Targus Group International, Inc(16)	California / Durable Consumer Products	First Lien Term Loan (11.00% (LIBOR + 9.50% with 1.50% LIBOR floor), due 5/25/2016)(3)(4)	23,760	23,363	23,760	1.6%

				23,363	23,760	1.6%

Totes Isotoner Corporation	Ohio / Nondurable Consumer Products	Second Lien Term Loan (10.75%, (LIBOR + 9.25% with 1.50% LIBOR floor) due 1/8/2018)(3)(4)	39,000	39,000	38,531	2.5%

				39,000	38,531	2.5%

U.S. HealthWorks Holding Company, Inc(16)	California / Healthcare	Second Lien Term Loan (10.50% (LIBOR + 9.00% with 1.50% LIBOR floor), due 6/15/2017)(3)(4)	25,000	25,000	25,000	1.7%

				25,000	25,000	1.7%

VanDeMark Chemicals, Inc.(3)	New York / Chemicals	Senior Secured Term Loan Note (12.20% (LIBOR + 10.20% with 2.0% LIBOR floor), due 12/31/2014)(4)	30,306	30,306	30,306	2.0%

				30,306	30,306	2.0%

See notes to consolidated financial statements.

F-16

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2012 and June 30, 2011

(in thousands, except share data)

			June 30, 2012
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Non-control/Non-affiliate Investments (less than 5.00% of voting control)
Wind River Resources Corp. and Wind River II Corp.	Utah / Oil & Gas Production	Senior Secured Note (13.00% (LIBOR + 7.50% with 5.50% LIBOR floor) plus 3.00% default interest on principal, 16.00% default interest on past due interest, in non-accrual status effective 12/1/2008, past due)(4)	$14,750	$14,750	$2,339	0.2%
		Net Profits Interest (5.00% payable on Equity distributions)(7)		—	—	0.0%

				14,750	2,339	0.2%

		Total Non-control/Non-affiliate Investments
		(Level 3 Investments)		1,536,950	1,483,487	98.1%

		Total Level 3 Portfolio Investments		2,099,194	2,094,092	138.5%

LEVEL 1 PORTFOLIO INVESTMENTS:
Non-control/Non-affiliate Investments (less than 5.00% of voting control)
Allied Defense Group, Inc.	Virginia / Aerospace & Defense	Common Stock (10,000 shares)		56	—	0.0%

				56	—	0.0%

Dover Saddlery, Inc.	Massachusetts / Retail	Common Stock (30,974 shares)		63	129	0.0%

				63	129	0.0%

		Total Non-control/Non-affiliate Investments
		(Level 1 Investments)		119	129	0.0%

		Total Portfolio Investments		2,099,313	2,094,221	138.5%

SHORT TERM INVESTMENTS: Money Market Funds (Level 2 Investments)
Fidelity Institutional Money Market Funds—Government Portfolio (Class I)				86,596	86,596	5.7%
Fidelity Institutional Money Market Funds—Government Portfolio (Class I)(3)				31,772	31,772	2.1%
Victory Government Money Market Funds				1	1	0.0%

		Total Money Market Funds		118,369	118,369	7.8%

		Total Investments		2,217,682	2,212,590	146.3%

F-17

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2012 and June 30, 2011

(in thousands, except share data)

			June 30, 2011
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Control Investments (25.00% or greater of voting control)
AIRMALL USA, Inc(27)	Pennsylvania / Property Management	Senior Secured Term Loan (12.00% (LIBOR + 9.00% with 3.00% LIBOR floor), due 6/30/2015)(3)(4)	$30,000	$30,000	$30,000	2.7%
		Senior Subordinated Term Loan (12.00% plus 6.00% PIK, due 12/31/2015)	12,500	12,500	12,500	1.1%
		Convertible Preferred Stock (9,919.684 shares)		9,920	9,226	0.8%
		Common Stock (100 shares)		—	—	0.0%

				52,420	51,726	4.6%

Ajax Rolled Ring & Machine, Inc.	South Carolina / Manufacturing	Senior Secured Note—Tranche A (10.50% (LIBOR + 7.50% with 3.00% LIBOR floor), due 4/01/2013)(3)(4)	20,607	20,607	20,607	1.8%
		Subordinated Secured Note—Tranche B (11.50% (LIBOR + 8.50% with 3.00% LIBOR floor) plus 6.00% PIK, due 4/01/2013)(3)(4)	15,035	15,035	13,270	1.2%
		Convertible Preferred Stock—Series A (6,142.6 shares)		6,057	—	0.0%
		Unrestricted Common Stock (6 shares)		—	—	0.0%

				41,699	33,877	3.0%

AWCNC, LLC(19)	North Carolina / Machinery	Members Units—Class A (1,800,000 units)		—	—	0.0%
		Members Units—Class B-1 (1 unit)		—	—	0.0%
		Members Units—Class B-2 (7,999,999 units)		—	—	0.0%

				—	—	0.0%

Borga, Inc.	California / Manufacturing	Revolving Line of Credit—$1,000 Commitment (5.00% (PRIME + 1.75%) plus 3.00% default interest, in non-accrual status effective 03/02/2010, past due)(4)(25)	1,000	945	1,000	0.1%
		Senior Secured Term Loan B (8.50% (PRIME + 5.25%) plus 3.00% default interest, in non-accrual status effective 03/02/2010, past due)(4)	1,612	1,500	691	0.1%
		Senior Secured Term Loan C (12.00% plus 4.00% PIK plus 3.00% default interest, in non-accrual status effective 03/02/2010, past due)	8,980	706	—	0.0%
		Common Stock (100 shares)(21)		—	—	0.0%
		Warrants (33,750 warrants)(21)		—	—	0.0%

				3,151	1,691	0.2%

C&J Cladding LLC	Texas / Metal Services and Minerals	Membership Interest (400 units)(22)		580	4,699	0.4%

				580	4,699	0.4%

Change Clean Energy Holdings, Inc. ("CCEHI" or "Biomass")(5)(8)	Maine / Biomass Power	Common Stock (1,000 shares)		2,540	—	0.0%

				2,540	—	0.0%

Freedom Marine Services LLC(20)(8)	Louisiana / Shipping Vessels	Subordinated Secured Note (12.00% (LIBOR + 6.11% with 5.89% LIBOR floor) plus 4.00% PIK, in non-accrual status effective 10/1/2010, due 12/31/2011)(4)	11,674	11,303	3,079	0.3%
		Net Profits Interest (22.50% payable on equity distributions)(7)		—	—	0.0%

				11,303	3,079	0.3%

See notes to consolidated financial statements.

F-18

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2012 and June 30, 2011

(in thousands, except share data)

			June 30, 2011
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Control Investments (25.00% or greater of voting control)
Gas Solutions Holdings, Inc.(8)(3)	Texas / Gas Gathering and	Senior Secured Note (18.00%, due 12/11/2016)	$25,000	$25,000	$25,000	2.2%
	Processing	Junior Secured Note (18.00%, due 12/12/2016)	12,000	12,000	12,000	1.1%
		Common Stock (100 shares)		5,003	68,406	6.2%

				42,003	105,406	9.5%

Integrated Contract Services, Inc.(9)	North Carolina / Contracting	Secured Promissory Notes (15.00%, in non-accrual status effective 12/22/2010, due 3/21/2012 - 4/10/2013)(10)	1,708	1,708	1,708	0.2%
		Senior Demand Note (15.00%, in non-accrual status effective 11/1/2010, past due)(10)	1,170	1,170	59	0.0%
		Senior Secured Note (7.00% plus 7.00% PIK plus 6.00% default interest, in non-accrual status effective 10/09/2007, past due)	960	660	—	0.0%
		Junior Secured Note (7.00% plus 7.00% PIK plus 6.00% default interest, in non-accrual status effective 10/09/2007, past due)	14,003	14,003	—	0.0%
		Preferred Stock—Series A (10 shares)		—	—	0.0%
		Common Stock (49 shares)		679	—	0.0%

				18,220	1,767	0.2%

Iron Horse Coiled Tubing, Inc.(23)	Alberta, Canada /	Senior Secured Tranche 2 (Zero Coupon, due 1/1/2016)	2,338	2,338	2,186	0.2%
	Production Services	Senior Secured Tranche 3 (2.00%, due 1/1/2016)	12,000	11,781	11,514	1.0%
		Common Stock (3,821 shares)		268	1,657	0.2%

				14,387	15,357	1.4%

Manx Energy, Inc. ("Manx")(12)	Kansas / Oil & Gas Production	Appalachian Energy Holdings, LLC ("AEH")—Senior Secured Note (8.00%, in non-accrual status effective 1/19/2010, due 1/19/2013)	2,248	2,000	—	0.0%
		Coalbed, LLC—Senior Secured Note (8.00%, in non-accrual status effective 1/19/2010, due 1/19/2013)(6)	6,743	5,991	—	0.0%
		Manx—Senior Secured Note (13.00%, in non-accrual status effective 1/19/2010, due 1/19/2013)	3,550	3,550	1,312	0.1%
		Manx—Preferred Stock (6,635 shares)		6,307	—	0.0%
		Manx—Common Stock (3,416,335 shares)		1,171	—	0.0%

				19,019	1,312	0.1%

NMMB Holdings, Inc.(24)	New York / Media	Revolving Line of Credit—$3,000 Commitment (10.50% (LIBOR + 8.50% with 2.00% LIBOR floor), due 5/6/2016)(4)(25)	—	—	—	0.0%
		Senior Term Loan (14.00%, due 5/6/2016)	24,250	24,250	24,250	2.2%
		Senior Subordinated Term Loan (15.00%, due 5/6/2016)	2,800	2,800	2,800	0.2%
		Series A Preferred Stock (4,400 shares)		4,400	4,400	0.4%

				31,450	31,450	2.8%

NRG Manufacturing, Inc.	Texas / Manufacturing	Senior Secured Note (16.50% (LIBOR + 11.00% with 5.50% LIBOR floor), due 8/31/2011)(3)(4)	13,080	13,080	13,080	1.2%
		Common Stock (800 shares)		2,317	32,403	2.9%

				15,397	45,483	4.1%

See notes to consolidated financial statements.

F-19

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2012 and June 30, 2011

(in thousands, except share data)

			June 30, 2011
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Control Investments (25.00% or greater of voting control)
Nupla Corporation	California / Home & Office Furnishings, Housewares & Durable	Revolving Line of Credit—$2,000 Commitment (7.25% (PRIME + 4.00%) plus 2.00% default interest, due 9/04/2012)(4) (25)	$1,093	$1,014	$1,093	0.1%
		Senior Secured Term Loan A (8.00% (PRIME + 4.75%) plus 2.00% default interest, due 9/04/2012)(4)	4,538	902	4,538	0.4%
		Senior Subordinated Debt (15.00% PIK, in non-accrual status effective 4/01/2009, due 3/04/2013)	3,910	—	478	0.0%
		Preferred Stock—Class A (2,850 shares)		—	—	0.0%
		Preferred Stock—Class B (1,330 shares)		—	—	0.0%
		Common Stock (2,360,743 shares)		—	—	0.0%

				1,916	6,109	0.5%

R-V Industries, Inc.	Pennsylvania /	Warrants (200,000 warrants, expiring 6/30/2017)		1,682	2,178	0.2%
	Manufacturing	Common Stock (545,107 shares)		5,086	5,938	0.5%

				6,768	8,116	0.7%

Yatesville Coal Holdings, Inc.(11)(8)	Kentucky / Mining, Steel, Iron and Non-Precious	Senior Secured Note (Non-accrual status effective 1/01/2009, past due)(4)	1,035	1,035	—	0.0%
	Metals and Coal Production	Junior Secured Note (Non-accrual status effective 1/01/2009, past due)(4)	413	413	—	0.0%
		Common Stock (1,000 shares)		—	—	0.0%

				1,448	—	0.0%

		Total Control Investments		262,301	310,072	27.8%

Affiliate Investments (5.00% to 24.99% voting control)
BNN Holdings Corp., (f/k/a Biotronic NeuroNetwork)	Michigan / Healthcare	Senior Secured Note (11.50% (LIBOR + 7.00% with 4.50% LIBOR floor) plus 1.00% PIK, due 2/21/2013)(3)(4)	26,227	26,227	27,014	2.4%
		Preferred Stock Series A (9,925.455 shares)(13)		2,300	5,597	0.6%
		Preferred Stock Series B (1,753.64 shares)(13)		579	1,409	0.1%

				29,106	34,020	3.1%

Boxercraft Incorporated	Georgia / Textiles & Leather	Senior Secured Term Loan A (9.50% (LIBOR + 6.50% with 3.00% LIBOR floor), due 9/16/2013)(3)(4)	2,710	2,423	2,674	0.2%
		Senior Secured Term Loan B (10.00% (LIBOR + 7.00% with 3.00% LIBOR floor), due 9/16/2013)(3)(4)	4,753	4,025	4,722	0.4%
		Subordinated Secured Term Loan (12.00% plus 6.50% PIK, due 3/16/2014)(3)	7,727	6,483	7,766	0.8%
		Preferred Stock (1,000,000 shares)		—	470	0.0%
		Common Stock (10,000 shares)		—	—	0.0%

				12,931	15,632	1.4%

Smart, LLC(14)	New York / Diversified /	Membership Interest—Class B (1,218 units)		—	—	0.0%
	Conglomerate Service	Membership Interest—Class D (1 unit)		—	—	0.0%

				—	—	0.0%

See notes to consolidated financial statements.

F-20

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2012 and June 30, 2011

(in thousands, except share data)

			June 30, 2011
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Affiliate Investments (5.00% to 24.99% voting control)
Sport Helmets Holdings, LLC(14)	New York / Personal & Nondurable Consumer	Revolving Line of Credit—$3,000 Commitment (4.00% (LIBOR + 3.75%), due 12/14/2013)(4)(25)(26)	$—	$—	$—	0.0%
	Products	Senior Secured Term Loan A (4.00% (LIBOR + 3.75%), due 12/14/2013)(3)(4)	2,125	1,326	2,107	0.2%
		Senior Secured Term Loan B (4.50% (LIBOR + 4.25%), due 12/14/2013)(3)(4)	7,313	5,616	7,271	0.7%
		Senior Subordinated Debt—Series A (12.00% plus 3.00% PIK, due 6/14/2014)(3)	7,550	6,318	7,550	0.7%
		Senior Subordinated Debt—Series B (10.00% plus 5.00% PIK, due 6/14/2014)(3)	1,427	1,077	1,427	0.1%
		Common Stock (20,974 shares)		459	4,330	0.3%

				14,796	22,685	2.0%

		Total Affiliate Investments		56,833	72,337	6.5%

Non-control/Non-affiliate Investments (less than 5.00% of voting control)
ADAPCO, Inc.	Florida / Ecological	Common Stock (5,000 shares)		141	194	0.0%

				141	194	0.0%

Aircraft Fasteners International, LLC	California / Machinery	Revolving Line of Credit—$500 Commitment (9.50% (LIBOR + 7.00% with 2.50% LIBOR floor), due 11/01/2012)(4)(25)(26)	—	—	—	0.0%
		Senior Secured Term Loan (9.50% (LIBOR + 7.00% with 2.50% LIBOR floor), due 11/01/2012)(3)(4)	3,663	3,663	3,663	0.3%
		Junior Secured Term Loan (12.00% plus 6.00% PIK, due 5/01/2013)(3)	4,900	4,900	4,900	0.5%
		Convertible Preferred Stock (32,500 units)		396	280	0.0%

				8,959	8,843	0.8%

American Gilsonite Company	Utah / Specialty Minerals	Senior Subordinated Note (12.00% (LIBOR + 10.00% with 2.00% LIBOR floor) plus 2.50% PIK, due 3/10/2016)(3)(4)	30,169	30,169	30,169	2.7%
		Membership Interest in AGC/PEP, LLC (99.9999%)(15)		—	4,158	0.4%

				30,169	34,327	3.1%

Arrowhead General Insurance Agency, Inc.(16)	California / Insurance	Junior Secured Term Loan (11.25% (LIBOR + 9.50% with 1.75% LIBOR floor), due 9/30/2017)(4)	27,000	27,000	27,000	2.4%

				27,000	27,000	2.4%

Byrider Systems Acquisition Corp.	Indiana / Auto Finance	Senior Subordinated Notes (12.00% plus 2.00% PIK, due 11/3/2016)	25,082	25,082	25,082	2.3%

				25,082	25,082	2.3%

Caleel + Hayden, LLC(14)	Colorado / Personal &	Membership Units (7,500 shares)		351	718	0.1%
	Nondurable Consumer	Options in Mineral Fusion Natural Brands, LLC (11,662
	Products	options)		—	—	0.0%

				351	718	0.1%

See notes to consolidated financial statements.

F-21

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2012 and June 30, 2011

(in thousands, except share data)

			June 30, 2011
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Non-control/Non-affiliate Investments (less than 5.00% of voting control)
Cargo Airport Services USA, LLC.	New York / Transportation	Revolving Line of Credit—$5,000 Commitment (11.50% (LIBOR + 8.50% with 3.00% LIBOR floor), due 3/31/2012)(4)(25)	$4,935	$4,935	$4,935	0.4%
		Senior Secured Term Loan (11.50% (LIBOR + 8.50% with 3.00% LIBOR floor), due 3/31/2016)(4)	52,669	52,669	53,459	4.8%
		Common Equity (1.5 units)		1,500	1,824	0.2%

				59,104	60,218	5.4%

Clearwater Seafoods LP	Canada / Food Products	Second Lien Term Loan (12.00%, due 2/4/2016)	45,000	45,000	45,000	4.0%

				45,000	45,000	4.0%

The Copernicus Group, Inc.	North Carolina / Healthcare	Revolving Line of Credit—$1,000 Commitment (8.00% (LIBOR + 5.00% with 3.00% LIBOR floor), due 2/9/2016)(4)(25)	—	—	—	0.0%
		Senior Secured Term Loan A (8.00% (LIBOR + 5.00% with 3.00% LIBOR floor), due 2/9/2016)(3)(4)	11,250	11,250	11,419	1.0%
		Senior Secured Term Loan B (14.00% (LIBOR + 11.00% with 3.00% LIBOR floor), due 2/9/2016)(4)	11,250	11,250	11,419	1.0%
		Preferred Stock—Series A (1,000,000 shares)		67	1,227	0.2%
		Preferred Stock—Series C (212,121 shares)		212	317	0.0%

				22,779	24,382	2.2%

CRT MIDCO, LLC.	Wisconsin / Media	Revolving Line of Credit—$7,500 Commitment (10.50% (LIBOR + 7.50% with 3.00% LIBOR floor), due 6/30/2012)(4)(25)	—	—	—	0.0%
		Senior Secured Term Loan (10.50% (LIBOR + 7.50% with 3.00% LIBOR floor), due 6/30/2017)(4)	75,000	75,000	75,000	6.7%

				75,000	75,000	6.7%

Deb Shops, Inc.(16)	Pennsylvania / Retail	Second Lien Debt (14.00% PIK, in non-accrual status effective 2/24/2009, due 10/23/2014)	19,906	14,606	—	0.0%

				14,606	—	0.0%

Diamondback Operating, LP	Oklahoma / Oil & Gas Production	Net Profits Interest (15.00% payable on Equity distributions)(7)		—	—	0.0%

				—	—	0.0%

Empire Today, LLC(16)	Illinois / Durable Consumer Products	Senior Secured Note (11.375%, due 2/1/2017)	7,500	7,424	7,500	0.7%

				7,424	7,500	0.7%

Fairchild Industrial Products, Co.	North Carolina /	Preferred Stock—Class A (285.1 shares)		377	795	0.1%
	Electronics	Common Stock—Class B (28 shares)		211	579	0.1%

				588	1,374	0.2%

Fischbein, LLC	North Carolina / Machinery	Senior Subordinated Debt (12.00% plus 2.00% PIK, due 10/31/2016)	3,345	3,345	3,345	0.3%
		Membership Class A (875,000 units)		875	983	0.1%

				4,220	4,328	0.4%

See notes to consolidated financial statements.

F-22

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2012 and June 30, 2011

(in thousands, except share data)

			June 30, 2011
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Non-control/Non-affiliate Investments (less than 5.00% of voting control)
H&M Oil & Gas, LLC	Texas / Oil & Gas Production	Senior Secured Note (13.00% (LIBOR + 7.50% with 5.50% LIBOR floor)plus 3.00% PIK, in non-accrual status effective 01/01/2011, past due)(4)	$60,930	$60,019	$38,463	3.5%

				60,019	38,463	3.5%

Hoffmaster Group, Inc.	Wisconsin / Durable Consumer Products	Second Lien Term Loan (13.50%, due 6/2/2017)(3)	20,000	20,000	20,400	1.8%

				20,000	20,400	1.8%

Hudson Products Holdings, Inc.(16)	Texas / Manufacturing	Senior Secured Term Loan (8.50% (PRIME + 4.50% with 4.00% LIBOR floor), due 8/24/2015)(3)(4)	6,348	5,819	5,597	0.5%

				5,819	5,597	0.5%

ICON Health & Fitness, Inc(16)	Utah / Durable Consumer Products	Senior Secured Note (11.875%, due 10/15/2016)(3)	43,100	43,407	45,040	4.0%

				43,407	45,040	4.0%

IEC-Systems, LP ("IEC") /Advanced Rig Services, LLC ("ARS")	Texas / Oilfield Fabrication	IEC Senior Secured Note (12.00% (LIBOR + 6.00% with 6.00% LIBOR floor) plus 3.00% PIK, due 11/20/2012)(3)(4)	15,360	15,360	15,360	1.5%
		ARS Senior Secured Note (12.00% (LIBOR + 6.00% with 6.00% LIBOR floor) plus 3.00% PIK, due 11/20/2012)(3)(4)	7,716	7,716	7,716	0.7%

				23,076	23,076	2.2%

JHH Holdings, Inc.	Texas / Healthcare	Senior Subordinated Debt (12.00% (LIBOR + 10.00% with 2.00% LIBOR floor) plus 2.50% PIK, due 6/23/2016)(4)	15,439	15,439	15,439	1.5%

				15,439	15,439	1.5%

LHC Holdings Corp.	Florida / Healthcare	Revolving Line of Credit—$750 Commitment (8.50% (LIBOR + 6.00% with 2.50% LIBOR floor), due 6/30/2012)(4)(25)(26)	—	—	—	0.0%
		Senior Secured Term Loan A (8.50% (LIBOR + 6.00% with 2.50% LIBOR floor), due 6/30/2012)(3)(4)	1,052	1,052	1,041	0.1%
		Senior Subordinated Debt (12.00% plus 2.50% PIK, due 5/31/2013)(3)	4,565	4,299	4,486	0.4%
		Membership Interest (125 units)		216	219	0.0%

				5,567	5,746	0.5%

Mac & Massey Holdings, LLC	Georgia / Food Products	Senior Subordinated Debt (10.00% plus 5.75% PIK, due 2/10/2013)(3)	9,188	8,250	9,188	0.8%
		Membership Interest (250 units)		111	617	0.1%

				8,361	9,805	0.9%

Maverick Healthcare, LLC	Arizona / Healthcare	Preferred Units (1,250,000 units)		1,252	1,623	0.1%
		Common Units (1,250,000 units)		—	—	0.0%

				1,252	1,623	0.1%

Medical Security Card Company, LLC(4)	Arizona / Healthcare	Revolving Line of Credit—$1,500 Commitment (9.50% (LIBOR + 7.00% with 2.50% LIBOR floor), due 2/1/2016)(25)	—	—	—	0.0%
		Senior Secured Term Loan (11.25% (LIBOR + 8.75% with 2.50% LIBOR floor), due 2/1/2016)(3)	20,500	20,500	20,500	1.8%

				20,500	20,500	1.8%

See notes to consolidated financial statements.

F-23

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2012 and June 30, 2011

(in thousands, except share data)

			June 30, 2011
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Non-control/Non-affiliate Investments (less than 5.00% of voting control)
Mood Media Corporation(16)	Canada / Media	Senior Subordinated Term Loan (10.25% (LIBOR + 8.75% with 1.50% LIBOR floor), due 11/6/2018)(4)	$15,000	$14,852	$14,850	1.3%

				14,852	14,850	1.3%

New Meatco Provisions, LLC.	California / Food Products	Senior Subordinated Term Loan (12.00% (LIBOR + 9.00% with 3.00% LIBOR floor) plus 4.00% PIK due 4/18/2016)(4)	13,106	13,106	13,106	1.2%

				13,106	13,106	1.2%

Northwestern Management Services, LLC	Florida / Healthcare	Revolving Line of Credit—$1,500 Commitment (10.50% (LIBOR + 7.50% with 3.00% LIBOR floor), due 7/30/2015)(4)(25)	—	—	—	0.0%
		Senior Secured Term Loan A (10.50% (LIBOR + 7.50% with 3.00% LIBOR floor), due 7/30/2015)(3)(4)	17,369	17,369	17,369	1.5%
		Common Stock (50 shares)		371	565	0.1%

				17,740	17,934	1.6%

Out Rage, LLC(4)	Wisconsin / Durable Consumer Products	Revolving Line of Credit—$1,500 Commitment (11.0% (LIBOR + 8.00% with 3.00% LIBOR floor), due 3/2/2015)(25)	—	—	—	0.0%
		Senior Secured Term Loan (11.00% (LIBOR + 8.00% with 3.00% LIBOR floor), due 3/2/2015)	12,422	12,422	12,422	1.1%

				12,422	12,422	1.1%

Pinnacle Treatment Centers, Inc(4)	Pennsylvania / Healthcare	Revolving Line of Credit—$1,000 Commitment (8.0% (LIBOR + 5.00% with 3.00% LIBOR floor), due 1/10/2016)(25)	250	250	250	0.0%
		Senior Secured Term Loan (11.00% (LIBOR + 8.00% with 3.00% LIBOR floor), due 1/10/2016)(3)	18,763	18,763	18,763	1.7%

				19,013	19,013	1.7%

Potters Holdings II, L.P.(16)	Pennsylvania / Manufacturing	Senior Subordinated Term Loan (10.25% (LIBOR + 8.50% with 1.75% LIBOR floor), due 11/6/2017)(4)	15,000	14,779	14,775	1.4%

				14,779	14,775	1.4%

Pre-Paid Legal Services, Inc(16)	Oklahoma / Consumer Services	Senior Subordinated Term Loan (11.00% (LIBOR + 9.50% with 1.50% LIBOR floor), due 12/31/2016)(4)	5,000	5,000	5,000	0.4%

				5,000	5,000	0.4%

Progressive Logistics Services, LLC(3)	Georgia / Commercial Services	Senior Secured Term Loan A (8.50% (LIBOR + 6.50% with 2.00% LIBOR floor), due 1/6/2016)(4)	14,625	14,625	14,625	1.3%
		Senior Secured Term Loan B (14.50% (LIBOR + 12.50% with 2.00% LIBOR floor), due 1/6/2016)(4)	15,000	15,000	15,000	1.4%

				29,625	29,625	2.7%

Progrexion Holdings, Inc(4)(28)	Utah / Consumer Services	Senior Secured Term Loan A (10.75% (LIBOR + 8.75% with 2.00% LIBOR floor), due 12/31/2014)(3)	35,618	35,618	35,618	3.2%
		Senior Secured Term Loan B (10.75% (LIBOR + 8.75% with 2.00% LIBOR floor), due 12/31/2014)	32,668	32,668	32,668	2.9%

				68,286	68,286	6.1%

See notes to consolidated financial statements.

F-24

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2012 and June 30, 2011

(in thousands, except share data)

			June 30, 2011
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Non-control/Non-affiliate Investments (less than 5.00% of voting control)
ROM Acquisition Corporation	Missouri / Automobile	Revolving Line of Credit—$1,750 Commitment (4.25% (LIBOR + 3.25% with 1.00% LIBOR floor), due 2/08/2013)(4)(25)(26)	$—	$—	$—	0.0%
		Senior Secured Term Loan A (4.25% (LIBOR + 3.25% with 1.00% LIBOR floor), due 2/08/2013)(3)(4)	2,932	2,684	2,895	0.3%
		Senior Secured Term Loan B (8.00% (LIBOR + 7.00% with 1.00% LIBOR floor), due 5/08/2013)(3)(4)	7,187	7,187	7,187	0.6%
		Senior Subordinated Debt (12.00% plus 3.00% PIK due 8/08/2013)(3)	7,208	6,971	7,280	0.7%

				16,842	17,362	1.6%

Royal Adhesives & Sealants, LLC.	Indiana / Chemicals	Senior Subordinated Unsecured Term Loan (12.00% plus 2.00% PIK due 11/29/2016)	25,277	25,277	25,277	2.3%

				25,277	25,277	2.3%

Seaton Corp.	Illinois / Business Services	Subordinated Secured (12.50% (LIBOR + 9.00% with 3.50% LIBOR floor) plus 2.00% PIK, due 3/14/2014)(3)(4)	6,788	6,604	6,787	0.6%

				6,604	6,787	0.6%

SG Acquisition, Inc(4)	Georgia / Insurance	Senior Secured Term Loan A (8.50% (LIBOR + 6.50% with 2.00% LIBOR floor), due 3/18/2016)	29,925	29,925	30,224	2.7%
		Senior Secured Term Loan B (14.50% (LIBOR + 12.50% with 2.00% LIBOR floor), due 3/18/2016)(3)	29,925	29,925	30,224	2.7%

				59,850	60,448	5.4%

Shearer's Foods, Inc.	Ohio / Food Products	Junior Secured Debt (12.00% plus 3.75% PIK (3.75% LIBOR floor), due 3/31/2016)(3)(4)	36,248	36,248	36,248	3.2%
		Membership Interest in Mistral Chip Holdings, LLC—Common (2,000 units)(17)		2,000	2,562	0.2%
		Membership Interest in Mistral Chip Holdings, LLC 2—Common (595 units)(17)		1,322	762	0.1%
		Membership Interest in Mistral Chip Holdings, LLC 3—Preferred (67 units)(17)		673	674	0.1%

				40,243	40,246	3.6%

Skillsoft Public Limited Company	Ireland / Software & Computer Services	Subordinated Unsecured (11.125%, due 06/01/2018)	15,000	14,908	15,000	1.3%

				14,908	15,000	1.3%

Snacks Holding Corporation.	Minnesota / Food Products	Senior Subordinated Unsecured Term Loan (12.00% plus 1.00% PIK, due 11/12/2017)	15,059	14,502	15,059	1.4%
		Series A Preferred Stock (4,021.45 shares)	—	56	55	0.0%
		Series B Preferred Stock (1,866.10 shares)	—	56	55	0.0%
		Warrant (to purchase 31,196.52 voting common shares, expires 11/12/2020)		479	472	0.0%

				15,093	15,641	1.4%

See notes to consolidated financial statements.

F-25

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2012 and June 30, 2011

(in thousands, except share data)

			June 30, 2011
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS:
Non-control/Non-affiliate Investments (less than 5.00% of voting control)
SonicWALL, Inc.	California / Software & Computer Services	Subordinated Secured (12.00% (LIBOR + 10.00% with 2.00% LIBOR floor), due 1/23/2017)(3)(4)	$23,000	$22,982	$23,000	2.1%

				22,982	23,000	2.1%

Springs Window Fashions, LLC.	Wisconsin / Durable Consumer Products	Second Lien Term Loan (11.25% (LIBOR + 9.25% with 2.00% LIBOR floor), due 11/30/2017)(4)	35,000	35,000	35,000	3.1%

				35,000	35,000	3.1%

ST Products, LLC.	Pennsylvania/ Manufacturing	Senior Secured Term Loan (12.00% (LIBOR + 9.00% with 3.00% LIBOR floor), due 6/16/2016)(4)	26,500	26,500	26,500	2.4%

				26,500	26,500	2.4%

Stauber Performance Ingredients, Inc.	California / Food Products	Senior Secured Term Loan (10.50% (LIBOR + 7.50% with 3.00% LIBOR floor), due 1/21/2016)(3)(4)	22,700	22,700	22,700	2.0%

				22,700	22,700	2.0%

Stryker Energy, LLC	Ohio / Oil & Gas Production	Subordinated Secured Revolving Credit Facility—$50,300 Commitment (8.50% (LIBOR + 7.00% with 1.50% LIBOR floor) plus 3.75% PIK, due 12/01/2015)(3)(4)(25)	30,699	30,624	21,750	1.9%
		Overriding Royalty Interests(18)		—	2,168	0.2%

				30,624	23,918	2.1%

Targus Group International, Inc(16)	California / Durable Consumer Products	First Lien Term Loan (11.00% (LIBOR + 9.50% with 1.50% LIBOR floor), due 5/25/2016)(4)	24,000	23,526	24,000	2.1%

				23,526	24,000	2.1%

U.S. HealthWorks Holding Company, Inc(16)	California / Healthcare	Second Lien Term Loan (10.50% (LIBOR + 9.00% with 1.50% LIBOR floor), due 6/15/2017)(4)	25,000	25,000	25,000	2.2%

				25,000	25,000	2.2%

VPSI, Inc.	Michigan / Transportation	First Lien Senior Secured Note (12.00% (LIBOR + 10.00% with 2.00% LIBOR floor), due 12/23/2015)(4)	17,646	17,646	17,646	1.6%

				17,646	17,646	1.6%

Wind River Resources Corp. and Wind River II Corp.	Utah / Oil & Gas Production	Senior Secured Note (13.00% (LIBOR + 7.50% with 5.50% LIBOR floor) plus 3.00% default interest on principal, 16.00% default interest on past due interest, in non-accrual status effective 12/01/2008, past due)(4)	15,000	15,000	7,230	0.6%
		Net Profits Interest (5.00% payable on Equity distributions)(7)		—	—	0.0%

				15,000	7,230	0.6%

		Total Non-control/Non-affiliate Investments (Level 3 Investments)		1,116,481	1,080,421	97.0%

		Total Level 3 Portfolio Investments		1,435,615	1,462,830	131.3%

See notes to consolidated financial statements.

F-26

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2012 and June 30, 2011

(in thousands, except share data)

			June 30, 2011
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
LEVEL 1 PORTFOLIO INVESTMENTS:
Non-control/Non-affiliate Investments (less than 5.00% of voting control)
Allied Defense Group, Inc.	Virginia / Aerospace & Defense	Common Stock (10,000 shares)		$56	$35	0.0%

				56	35	0.0%

Dover Saddlery, Inc.	Massachusetts / Retail	Common Stock (30,974 shares)		63	145	0.0%

				63	145	0.0%

		Total Non-control/Non-affiliate Investments (Level 1 Investments)		119	180	0.0%

		Total Portfolio Investments		1,435,734	1,463,010	131.3%

SHORT TERM INVESTMENTS: Money Market Funds (Level 2 Investments)
Fidelity Institutional Money Market Funds—Government Portfolio (Class I)				45,986	45,986	4.2%
Fidelity Institutional Money Market Funds—Government Portfolio (Class I)(3)				13,916	13,916	1.2%
Victory Government Money Market Funds				1	1	0.0%

		Total Money Market Funds		59,903	59,903	5.4%

		Total Investments		1,495,637	1,522,913	136.7%

See notes to consolidated financial statements.

F-27

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2012 and June 30, 2011

(in thousands, except share data)

Endnote Explanations for the Consolidated Schedule of Investments as of June 30, 2012 and June 30, 2011

(1)
The securities in which Prospect Capital Corporation ("we", "us" or "our") has invested were acquired in transactions that were exempt from registration under the Securities Act of 1933, as amended, or the "Securities Act." These securities may be resold only in transactions that are exempt from registration under the Securities Act.

(2)
Fair value is determined by or under the direction of our Board of Directors. As of June 30, 2012 and June 30, 2011, two of our portfolio investments, Allied Defense Group, Inc. ("Allied") and Dover Saddlery, Inc. ("Dover") were publically traded and classified as Level 1 within the valuation hierarchy established by Accounting Standards Codification 820, Fair Value Measurements and Disclosures ("ASC 820"). As of June 30, 2012 and June 30, 2011, the fair value of our remaining portfolio investments was determined using significant unobservable inputs. ASC 820 classifies such inputs used to measure fair value as Level 3 within the valuation hierarchy. Our investments in money market funds are classified as Level 2. See Note 2 and Note 3 within the accompanying consolidated financial statements for further discussion.

(3)
Security, or portion thereof, is held by Prospect Capital Funding LLC, a bankruptcy remote special purpose entity, and is pledged as collateral for the revolving credit facility and such security is not available as collateral to our general creditors (See Note 5). The market values of these investments at June 30, 2012 and June 30, 2011 were $783,384 and $700,321, respectively; they represent 35.4% and 46.0% of total investments at fair value, respectively. Prospect Capital Funding LLC (See Note 1), our wholly-owned subsidiary, holds an aggregate market value of $783,384 and $631,915 of these investments as of June 30, 2012 and June 30, 2011, respectively.

(4)
Security, or portion thereof, has a floating interest rate which may be subject to a LIBOR or PRIME floor. Stated interest rate was in effect at June 30, 2012 and June 30, 2011.

(5)
There are several entities involved in the Biomass investment. As of June 30, 2011, we owned directly 3,265 shares of common stock in CCEI , f/k/a Worcester Energy Partners, Inc., representing 100% of the issued and outstanding common stock. CCEI owns 100 shares of common stock in Precision Logging and Landclearing, Inc. ("PLL"), representing 100% of the issued and outstanding common stock.

As of June 30, 2011, we owned directly 552 shares of common stock in Worcester Energy Co., Inc. ("WECO"), representing 100% of the issued and outstanding common stock.

Our 100% ownership of each of CCEI and WECO resulted from our successful bid, in December 2010, for the 49% of each of those stocks we did not own directly.

As of June 30, 2011, we owned directly 100 shares of common stock in Worcester Energy Holdings, Inc. ("WEHI"), representing 100% of the issued and outstanding common stock. WEHI, in turn, owns 51 membership certificates in Biochips LLC ("Biochips"), which represents a 51% ownership stake.

During the quarter ended March 31, 2009, we created two new entities—CCEHI and DownEast Power Company, LLC ("DEPC")—in anticipation of the foreclosure proceedings against the three

F-28

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2012 and June 30, 2011

(in thousands, except share data)

Endnote Explanations for the Consolidated Schedule of Investments as of June 30, 2012 and June 30, 2011 (Continued)

  co-borrowers, WECO, CCEI and Biochips, on a note due to us that we had put on non-accrual status effective July 1, 2008.

  As of June 30, 2011, we owned 1,000 shares of CCEHI, representing 100% of the issued and outstanding stock, which in turn, owns a 100% of the membership interests in DEPC.

  On March 11, 2009, we foreclosed on the assets formerly held by CCEI and Biochips with a successful credit bid of $6,000 to acquire the assets. The credit bid was assigned to DEPC and the assets subsequently were acquired by DEPC.

  Biochips, WECO, CCEI, Precision and WEHI currently have no material operations. As of June 30, 2009, our Board of Directors assessed a fair value of zero for all of the equity positions and the loan position. We determined that the impairment of both CCEI and CCEHI as of June 30, 2009 was other than temporary and recorded a realized loss for the amount that the amortized cost exceeds the fair value at June 30, 2009. Our Board of Directors set value at zero for the Biomass investment as a whole as of June 30, 2011, respectively.

  In December 2011, we formed New CCEI, Inc. ("New CCEI") and contributed 100% of the equity of CCEI to New CCEI. After the contribution, CCEI converted into a limited liability company. On December 9, 2011, each of CCEH, PLL, WECO and WEHI merged with and into New CCEI. During the quarter ended December 31, 2011, New CCEI merged into Change Clean Energy Holdings, LLC and our ownership of New CCEI was transferred to Energy Solutions Holdings, Inc

(6)
During the quarter ended December 31, 2009, we created two new entities, Coalbed Inc. and Coalbed LLC, to foreclose on the outstanding senior secured loan and assigned rights and interests of Conquest Cherokee, LLC ("Conquest"), as a result of the deterioration of Conquest's financial performance and inability to service debt payments. We own 1,000 shares of common stock in Coalbed Inc., representing 100% of the issued and outstanding common stock. Coalbed Inc., in turn owns 100% of the membership interest in Coalbed LLC.

On October 21, 2009, Coalbed LLC foreclosed on the loan formerly made to Conquest. On January 19, 2010, as part of the Manx rollup, the Coalbed LLC assets and loan was assigned to Manx, the holding company. On June 30, 2012, Manx reassigned our investment in Coalbed to Wolf Energy Holdings, Inc. ("Wolf"), a newly-formed, separately owned holding company. Our Board of Directors set value at zero for the loan position in Coalbed LLC investment as of June 30, 2012 and June 30, 2011.

(7)
In addition to the stated returns, the net profits interest held will be realized upon sale of the borrower or a sale of the interests.

(8)
During the quarter ended December 31, 2011, our ownership of Change Clean Energy Holdings, Inc. ("CCEHI") and Change Clean Energy, Inc. ("CCEI"), Freedom Marine Holding, Inc. ("Freedom Marine") and Yatesville Coal Holdings, Inc. ("Yatesville") was transferred to Energy Solutions Holdings Inc. (f/k/a Gas Solutions Holdings Inc.) ("Energy Solutions") to consolidate all of our energy holdings under one management team. We own 100% of Energy Solutions.

F-29

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2012 and June 30, 2011

(in thousands, except share data)

Endnote Explanations for the Consolidated Schedule of Investments as of June 30, 2012 and June 30, 2011 (Continued)

(9)
Entity was formed as a result of the debt restructuring of ESA Environmental Specialist, Inc. In early 2009, we foreclosed on the two loans on non-accrual status and purchased the underlying personal and real property. We own 1,000 shares of common stock in The Healing Staff ("THS"), f/k/a Lisamarie Fallon, Inc. representing 100% ownership. We own 1,500 shares of Vets Securing America, Inc. ("VSA"), representing 100% ownership. VSA is a holding company for the real property of Integrated Contract Services, Inc. ("ICS") purchased during the foreclosure process.

(10)
Loan is with THS an affiliate of ICS.

(11)
On June 30, 2008, we consolidated our holdings in four coal companies into Yatesville, and consolidated the operations under one management team. As part of the transaction, the debt that we held of C&A Construction, Inc. ("C&A"), Genesis Coal Corp. ("Genesis"), North Fork Collieries LLC ("North Fork") and Unity Virginia Holdings LLC ("Unity") were exchanged for newly issued debt from Yatesville, and our ownership interests in C&A, E&L Construction, Inc. ("E&L"), Whymore Coal Company Inc. ("Whymore") and North Fork were exchanged for 100% of the equity of Yatesville. This reorganization allowed for a better utilization of the assets in the consolidated group.

At June 30, 2011, Yatesville held a $9,325 note receivable from North Fork and owned 100% of the membership interest of East Kentucky Coal Holdings, Inc. ("East Kentucky"). North Fork was owned 100% by East Kentucky.

At June 30, 2011, we owned 100% of the common stock of Genesis and held a note receivable of $20,933.

Yatesville held a note receivable of $4,261 from Unity at June 30, 2011.

As of June 30, 2011, Yatesville owned 10,000 shares of common stock or 100% of the equity of C&A and held a $16,210 senior secured debt receivable from C&A.

As of June 30, 2011, Yatesville owned 10,000 shares of common stock or 100% of the equity of E&L. As of June 30, 2011 Yatesville also owned 4,285 Series A convertible preferred shares in each of C&A and E&L.

In August 2009, Yatesville sold its 49% ownership interest in the common shares of Whymore to the 51% holder of the Whymore common shares ("Whymore Purchaser"). All reclamation liability was transferred to the Whymore Purchaser.

Yatesville currently has no material operations. During the quarter ended December 31, 2009, our Board of Directors determined that the impairment of Yatesville was other than temporary and we recorded a realized loss for the amount that the amortized cost exceeds the fair value. Our Board of Directors set the value of the remaining Yatesville investment at zero as of June 30, 2011.

On December 9, 2011, each of Genesis, E&L, C&A and East Kentucky merged with and into Yatesville. During the quarter ended December 31, 2011, our ownership of Yatesville merged into a subsidiary of Energy Solutions.

F-30

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2012 and June 30, 2011

(in thousands, except share data)

Endnote Explanations for the Consolidated Schedule of Investments as of June 30, 2012 and June 30, 2011 (Continued)

(12)
On January 19, 2010, we modified the terms of our senior secured debt in AEH and Coalbed in conjunction with the formation of Manx Energy, a new entity consisting of the assets of AEH, Coalbed and Kinley Exploration. The assets of the three companies were brought under new common management. We funded $2,800 at closing to Manx to provide for working capital. A portion of our loans to AEH and Coalbed was exchanged for Manx preferred equity, while our AEH equity interest was converted into Manx common stock. There was no change to fair value at the time of restructuring. On June 30, 2012, Manx reassigned our investments in Coalbed and AEH to Wolf, a newly-formed, separately owned holding company. We continue to fully reserve any income accrued for Manx.

(13)
On a fully diluted basis represents 10.00% of voting common shares.

(14)
A portion of the positions listed were issued by an affiliate of the portfolio company.

(15)
We own 99.9999% of AGC/PEP, LLC. AGC/PEP, LLC owns 2,037.65 out of a total of 83,818.69 shares (including 5,111 vested and unvested management options) of American Gilsonite Holding Company which owns 100% of American Gilsonite Company.

(16)
Syndicated investment which had been originated by another financial institution and broadly distributed.

(17)
At June 30, 2012 and June 30, 2011, Mistral Chip Holdings, LLC owns 44,800 shares of Chip Holdings, Inc. and Mistral Chip Holdings 2, LLC owns 11,975 shares in Chip Holdings, Inc. Chip Holdings, Inc. is the parent company of Shearer's Foods, Inc. and has 67,936 shares outstanding before adjusting for management options.

(18)
The overriding royalty interests held receive payments at the stated rates based upon operations of the borrower.

(19)
On December 31, 2009, we sold our investment in Aylward Enterprises, LLC. AWCNC, LLC is the remaining holding company with zero assets. Our remaining outstanding debt after the sale was written off on December 31, 2009 and no value has been assigned to the equity position as of June 30, 2012 and June 30, 2011.

(20)
As of June 30, 2011, we own 100% of Freedom Marine Holding, Inc. ("Freedom Marine"), which owns 100% of the common units of Jettco Marine Services LLC. During the quarter ended December 31, 2011, our ownership of Freedom Marine was transferred to Energy Solutions.

(21)
We own warrants to purchase 33,750 shares of common stock in Metal Buildings Holding Corporation ("Metal Buildings"), the former holding company of Borga, Inc. Metal Buildings Holding Corporation owned 100% of Borga, Inc.

On March 8, 2010, we foreclosed on the stock in Borga, Inc. that was held by Metal Buildings, obtaining 100% ownership of Borga, Inc.

(22)
We own 100% of C&J Cladding Holding Company, Inc., which owns 40% of the membership interests in C&J Cladding, LLC.

F-31

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2012 and June 30, 2011

(in thousands, except share data)

Endnote Explanations for the Consolidated Schedule of Investments as of June 30, 2012 and June 30, 2011 (Continued)

(23)
On January 1, 2010, we restructured our senior secured and bridge loans investment in Iron Horse Coiled Tubing, Inc. ("Iron Horse") and we reorganized Iron Horse's management structure. The senior secured loan and bridge loan were replaced with three new tranches of senior secured debt. During the period from June 30, 2011 to June 30, 2012, our fully diluted ownership of Iron Horse decreased from 57.8% to 5.0%, respectively, as we continued to transfer ownership interests to Iron Horse's management as they repaid our outstanding debt. Iron Horse management has an option to repurchase our remaining interest for $2,040.

As of June 30, 2012 and June 30, 2011, our Board of Directors assessed a fair value in Iron Horse of $2,040 and $15,357, respectively.

(24)
On May 6, 2011, we made a secured first-lien $24,250 debt investment to NMMB Acquisition, Inc., a $2,800 secured debt and $4,400 equity investment to NMMB Holdings, Inc. We own 100% of the Series A Preferred Stock in NMMB Holdings, Inc. NMMB Holdings, Inc. owns 100% of the Convertible Preferred in NMMB Acquisition, Inc. NMMB Acquisition, Inc. has a 5.8% dividend rate which is paid to NMMB Holdings, Inc. Our fully diluted ownership in NMMB Holdings, Inc. is 100% as of June 30, 2012 and June 30, 2011. Our fully diluted ownership in NMMB Acquisition, Inc. is 83.5% and 94.7% as of June 30, 2012 and June 30, 2011, respectively.

(25)
Undrawn committed revolvers incur commitment fees ranging from 0.50% to 2.00%. As of June 30, 2012 and June 30, 2011, we have $180,646 and $35,822 of undrawn revolver commitments to our portfolio companies, respectively.

(26)
Stated interest rates are based on June 30, 2012 and June 30, 2011 one month Libor rates plus applicable spreads based on the respective credit agreements. Interest rates are subject to change based on actual elections by the borrower for a Libor rate contract or Base Rate contract when drawing on the revolver.

(27)
On July 30, 2010, we made a secured first-lien $30,000 debt investment to AIRMALL USA, Inc., a $12,500 secured second-lien to AMU Holdings, Inc., and 100% of the Convertible Preferred Stock and Common stock of AMU Holdings, Inc. Our Convertible Preferred Stock in AMU Holdings, Inc. has a 12.0% dividend rate which is paid from the dividends received from the underlying operating company, AIRMALL USA Inc. AMU Holdings, Inc. owns 100% of the common stock in AIRMALL USA, Inc.

(28)
Progrexion Marketing, Inc., Progrexion Teleservices, Inc., Progrexion ASG, Inc. Progrexion IP, Inc. and Efolks, LLC, are joint borrowers on our senior secured investment. Progrexion Holdings, Inc. and eFolks Holdings, Inc. are the guarantors of this debt investment.

(29)
Our wholly-owned entity, First Tower Holdings of Delaware LLC, owns 80.1% of First Tower Holdings LLC, the operating company of First Tower, LLC.

(30)
Southern Management Corporation, Thaxton Investment Corporation, Southern Finance of Tennessee, Inc., Covington Credit of Texas, Inc., Covington Credit, Inc., Covington Credit of Alabama, Inc., Covington Credit of Georgia, Inc., Southern Finance of South Carolina, Inc. and

F-32

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2012 and June 30, 2011

(in thousands, except share data)

Endnote Explanations for the Consolidated Schedule of Investments as of June 30, 2012 and June 30, 2011 (Continued)

  Quick Credit Corporation, are joint borrowers on our senior secured investment. SouthernCo, Inc. is the guarantor of this debt investment.

(31)
We own 2.6% of Caleel + Hayden, LLC, which holds 11,662 options in Mineral Fusion Natural, LLC, its subsidiary.

F-33

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(In thousands, except share and per share data)

Note 1. Organization

        References herein to "we", "us" or "our" refer to Prospect Capital Corporation ("Prospect") and its subsidiary unless the context specifically requires otherwise.

        We were organized on April 13, 2004 and were funded in an initial public offering ("IPO"), completed on July 27, 2004. We are a closed-end investment company that has filed an election to be treated as a Business Development Company ("BDC"), under the Investment Company Act of 1940 (the "1940 Act"). As a BDC, we have qualified and have elected to be treated as a regulated investment company ("RIC"), under Subchapter M of the Internal Revenue Code of 1986 (the "Internal Revenue Code"). We invest primarily in senior and subordinated debt and equity of companies in need of capital for acquisitions, divestitures, growth, development, recapitalizations and other purposes.

        On May 15, 2007, we formed a wholly-owned subsidiary, Prospect Capital Funding LLC ("PCF"), a Delaware limited liability company and a bankruptcy remote special purpose entity, which holds certain of our portfolio loan investments that are used as collateral for the credit facility at PCF.

Note 2. Significant Accounting Policies

        The following are significant accounting policies consistently applied by us:

Basis of Presentation

        The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") and pursuant to the requirements for reporting on Form 10-K and Regulation S-X. The financial results of our portfolio investments are not consolidated in the financial statements.

Reclassifications

        Certain reclassifications have been made in the presentation of prior notes to consolidated financial statements to conform to the presentation as of and for the twelve months ended June 30, 2012.

Use of Estimates

        The preparation of GAAP financial statements requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Changes in the economic environment, financial markets, creditworthiness of our portfolio companies and any other parameters used in determining these estimates could cause actual results to differ, and these differences could be material.

Basis of Consolidation

        Under the 1940 Act rules, the regulations pursuant to Article 6 of Regulation S-X and the American Institute of Certified Public Accountants' Audit and Accounting Guide for Investment Companies, we are precluded from consolidating any entity other than another investment company or

F-34

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands, except share and per share data)

Note 2. Significant Accounting Policies (Continued)

an operating company which provides substantially all of its services and benefits to us. Our financial statements include our accounts and the accounts of PCF, our only wholly-owned, closely-managed subsidiary that is also an investment company. All intercompany balances and transactions have been eliminated in consolidation.

Investment Classification

        We are a non-diversified company within the meaning of the 1940 Act. We classify our investments by level of control. As defined in the 1940 Act, control investments are those where there is the ability or power to exercise a controlling influence over the management or policies of a company. Control is generally deemed to exist when a company or individual possesses or has the right to acquire within 60 days or less, a beneficial ownership of 25% or more of the voting securities of an investee company. Affiliated investments and affiliated companies are defined by a lesser degree of influence and are deemed to exist through the possession outright or via the right to acquire within 60 days or less, beneficial ownership of 5% or more of the outstanding voting securities of another person.

        Investments are recognized when we assume an obligation to acquire a financial instrument and assume the risks for gains or losses related to that instrument. Investments are derecognized when we assume an obligation to sell a financial instrument and forego the risks for gains or losses related to that instrument. Specifically, we record all security transactions on a trade date basis. Investments in other, non-security financial instruments are recorded on the basis of subscription date or redemption date, as applicable. Amounts for investments recognized or derecognized but not yet settled are reported as receivables for investments sold and payables for investments purchased, respectively, in the Consolidated Statements of Assets and Liabilities.

Investment Risks

        The Company's investments are subject to a variety of risks. Those risks include the following:

  Market Risk

          Market risk represents the potential loss that can be caused by a change in the fair value of the financial instrument.

  Credit Risk

          Credit risk represents the risk that the Company would incur if the counterparties failed to perform pursuant to the terms of their agreements with the Company.

  Liquidity Risk

          Liquidity risk represents the possibility that the Company may not be able to rapidly adjust the size of its positions in times of high volatility and financial stress at a reasonable price.

F-35

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands, except share and per share data)

Note 2. Significant Accounting Policies (Continued)

  Interest Rate Risk

          Interest rate risk represents a change in interest rates, which could result in an adverse change in the fair value of an interest-bearing financial instrument.

  Prepayment Risk

          Many of the Company's debt investments allow for prepayment of principal without penalty. Downward changes in interest rates may cause prepayments to occur at a faster than expected rate, thereby effectively shortening the maturity of the security and making the security less likely to be an income producing instrument.

Investment Valuation

        Our Board of Directors has established procedures for the valuation of our investment portfolio. These procedures are detailed below.

        Investments for which market quotations are readily available are valued at such market quotations.

        For most of our investments, market quotations are not available. With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our Board of Directors has approved a multi-step valuation process each quarter, as described below:

  1)
  Each portfolio company or investment is reviewed by our investment professionals with the independent valuation firms engaged by our Board of Directors;

  2)
  the independent valuation firms conduct independent appraisals and make their own independent assessment;

  3)
  the audit committee of our Board of Directors reviews and discusses the preliminary valuation with Prospect Capital Management (the "Investment Adviser") proposing values within the valuation range presented by the independent valuation firms; and

  4)
  the Board of Directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of our Investment Adviser, the respective independent valuation firms and the audit committee.

        Investments are valued utilizing a shadow bond approach, a market approach, an income approach, a liquidation approach, or a combination of approaches, as appropriate. The shadow bond and market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present value amount (discounted) calculated based on an appropriate discount rate. The measurement is based on the net present value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that we may take into account in fair value pricing our investments include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants,

F-36

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands, except share and per share data)

Note 2. Significant Accounting Policies (Continued)

call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company's ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, the principal market and enterprise values, among other factors.

        Our investments in collateralized loan obligation funds ("CLOs") are classified as ASC 820 level 3 securities, and are valued using discounted cash flow model. The valuations have been accomplished through the analysis of the CLO deal structures to identify the risk exposures from the modeling point of view. For each security, the most appropriate valuation approach has been chosen from alternative approaches to ensure the most accurate valuation for each security. To value a CLO, both the assets and liabilities of the CLO capital structure need be modeled. We use a waterfall engine to store the collateral data, generate collateral cash flows from the assets, and distributes the cash flow to the liability structure based on the payment priorities, and discount them back using proper discount rates that incorporate all the risk factors. The main risk factors are: default risk, interest rate risk, downgrade risk, and credit spread risk.

        In September 2006, the Financial Accounting Standards Board ("FASB") issued ASC 820, Fair Value Measurements and Disclosures ("ASC 820"). ASC 820 defines fair value, establishes a framework for measuring fair value in GAAP, and expands disclosures about fair value measurements. We adopted ASC 820 on a prospective basis beginning on July 1, 2008.

        ASC 820 classifies the inputs used to measure these fair values into the following hierarchy:

          Level 1:    Quoted prices in active markets for identical assets or liabilities, accessible by us at the measurement date.

          Level 2:    Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.

          Level 3:    Unobservable inputs for the asset or liability.

        In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment. The changes to GAAP from the application of ASC 820 relate to the definition of fair value, the framework for measuring fair value, and the expanded disclosures about fair value measurements. ASC 820 applies to fair value measurements already required or permitted by other standards. In accordance with ASC 820, the fair value of our investments is defined as the price that we would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market in which that investment is transacted.

Valuation of Other Financial Assets and Financial Liabilities

        In February 2007, FASB issued ASC Subtopic 820-10-05-1, The Fair Value Option for Financial Assets and Financial Liabilities ("ASC 820-10-05-1"). ASC 820-10-05-1 permits an entity to elect fair value as the initial and subsequent measurement attribute for many assets and liabilities. We adopted

F-37

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands, except share and per share data)

Note 2. Significant Accounting Policies (Continued)

this statement on July 1, 2008 and have elected not to value other assets and liabilities at fair value as would be permitted by ASC 820-10-05-1.

Senior Convertible Notes

        We have recorded the Senior Convertible Notes (See Note 6) at their contractual amounts. The Senior Convertible Notes were analyzed for any features that would require its accounting to be bifurcated and they were determined to be immaterial.

Revenue Recognition

        Realized gains or losses on the sale of investments are calculated using the specific identification method.

        Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Origination, closing and/or commitment fees associated with investments in portfolio companies are accreted into interest income over the respective terms of the applicable loans. Accretion of such purchase discounts or premiums is calculated by the effective interest method as of the purchase date and adjusted only for material amendments or prepayments. Upon the prepayment of a loan or debt security, any prepayment penalties and unamortized loan origination, closing and commitment fees are recorded as interest income. The purchase discount for portfolio investments acquired from Patriot Capital Funding, Inc. ("Patriot") was determined based on the difference between par value and fair market value as of December 2, 2009, and will continue to accrete until maturity or repayment of the respective loans.

        Interest income from investments in the "equity" class of security of CLO Funds (typically income notes or subordinated notes) is recorded based upon an estimation of an effective yield to expected maturity utilizing assumed cash flows in accordance with ASC 325-40-35, Beneficial Interests in Securitized Financial Assets. We monitor the expected cash inflows from our CLO equity investments, including the expected residual payments and the effective yield is determined and updated periodically.

        Dividend income is recorded on the ex-dividend date.

        Structuring fees and similar fees are recognized as income as earned, usually when paid. Structuring fees, excess deal deposits, net profits interests and overriding royalty interests are included in other income.

        Loans are placed on non-accrual status when there is reasonable doubt that principal or interest will not be collected in accordance with the terms of the investment. Accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management's judgment. Non-accrual loans are restored to accrual status when past due principal and interest is paid and in management's judgment, are likely to remain current.

F-38

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands, except share and per share data)

Note 2. Significant Accounting Policies (Continued)

Federal and State Income Taxes

        We have elected to be treated as a regulated investment company and intend to continue to comply with the requirements of the Internal Revenue Code, applicable to regulated investment companies. We are required to distribute at least 90% of our investment company taxable income and intend to distribute (or retain through a deemed distribution) all of our investment company taxable income and net capital gain to stockholders; therefore, we have made no provision for income taxes. The character of income and gains that we will distribute is determined in accordance with income tax regulations that may differ from GAAP. Book and tax basis differences relating to stockholder dividends and distributions and other permanent book and tax differences are reclassified to paid-in capital.

        If we do not distribute (or are not deemed to have distributed) at least 98% of our annual ordinary income and 98.2% of our capital gains in the calendar year earned, we will generally be required to pay an excise tax equal to 4% of the amount by which 98% of our annual ordinary income and 98.2% of our capital gains exceed the distributions from such taxable income for the year. To the extent that we determine that our estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such taxable income, we accrue excise taxes, if any, on estimated excess taxable income as taxable income is earned using an annual effective excise tax rate. The annual effective excise tax rate is determined by dividing the estimated annual excise tax by the estimated annual taxable income.

        If we fail to satisfy the annual distribution requirement or otherwise fail to qualify as a RIC in any taxable year, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would we be required to make distributions. Distributions would generally be taxable to our individual and other non-corporate taxable stockholders as ordinary dividend income eligible for the reduced maximum rate for taxable years beginning before 2013 (but not for taxable years beginning thereafter, unless the relevant provisions are extended by legislation) to the extent of our current and accumulated earnings and profits, provided certain holding period and other requirements are met. Subject to certain limitations under the Internal Revenue Code, corporate distributions would be eligible for the dividends-received deduction. To qualify again to be taxed as a RIC in a subsequent year, we would be required to distribute to our shareholders our accumulated earnings and profits attributable to non-RIC years reduced by an interest charge of 50% of such earnings and profits payable by us as an additional tax. In addition, if we failed to qualify as a RIC for a period greater than two taxable years, then, in order to qualify as a RIC in a subsequent year, we would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if we had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of ten years.

        We follow ASC 740, Income Taxes ("ASC 740"). ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing our tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Adoption of ASC 740 was

F-39

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands, except share and per share data)

Note 2. Significant Accounting Policies (Continued)

applied to all open tax years as of July 1, 2007. The adoption of ASC 740 did not have an effect on our net asset value, financial condition or results of operations as there was no liability for unrecognized tax benefits and no change to our beginning net asset value. As of June 30, 2012 and for the year then ended, we did not have a liability for any unrecognized tax benefits. Management's determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof.

Dividends and Distributions

        Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount, if any, to be paid as a monthly dividend or distribution is approved by our Board of Directors quarterly and is generally based upon our management's estimate of our earnings for the quarter. Net realized capital gains, if any, are distributed at least annually.

Financing Costs

        We record origination expenses related to our credit facility and Senior Convertible Notes, Senior Unsecured Notes and Prospect Capital InterNotes® (collectively, our "Senior Notes"), as deferred financing costs. These expenses are deferred and amortized as part of interest expense using the straight-line method for our revolving credit facility and the effective interest method for our Senior Notes, over the respective expected life.

        We record registration expenses related to shelf filings as prepaid assets. These expenses consist principally of Securities and Exchange Commission ("SEC") registration fees, legal fees and accounting fees incurred. These prepaid assets will be charged to capital upon the receipt of an equity offering proceeds or charged to expense if no offering completed.

Guarantees and Indemnification Agreements

        We follow ASC 460, Guarantees ("ASC 460"). ASC 460 elaborates on the disclosure requirements of a guarantor in its interim and annual financial statements about its obligations under certain guarantees that it has issued. It also requires a guarantor to recognize, at the inception of a guarantee, for those guarantees that are covered by ASC 460, the fair value of the obligation undertaken in issuing certain guarantees.

Per Share Information

        Net increase or decrease in net assets resulting from operations per common share are calculated using the weighted average number of common shares outstanding for the period presented. In accordance with ASC 946, Financial Services—Investment Companies, convertible securities are not considered in the calculation of net assets per share.

Recent Accounting Pronouncements

        In January 2010, the FASB issued Accounting Standards Update 2010-06, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements ("ASC 2010-06"). ASU 2010-06 amends ASC 820-10 and clarifies and provides additional disclosure requirements related

F-40

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands, except share and per share data)

Note 2. Significant Accounting Policies (Continued)

to recurring and non-recurring fair value measurements and employers' disclosures about postretirement benefit plan assets. ASU 2010-06 is effective December 15, 2009, except for the disclosure about purchase, sales, issuances and settlements in the roll forward of activity in level 3 fair value measurements. Those disclosures are effective for fiscal years beginning after December 15, 2010 (or July 1, 2011 for us) and for interim periods within those fiscal years. The adoption of the amended guidance in ASC 820-10 did not have a significant effect on our financial statements.

        In February 2011, the FASB issued Accounting Standards Update 2011-02, Receivables (Topic 310): A Creditor's Determination of Whether a Restructuring is a Troubled Debt Restructuring ("ASU 2011-02"). ASU 2011-02 clarifies which loan modifications constitute troubled debt restructurings. It is intended to assist creditors in determining whether a modification of the terms of a receivable meets the criteria to be considered a troubled debt restructuring, both for purposes of recording an impairment loss and for disclosure of troubled debt restructurings. In evaluating whether a restructuring constitutes a troubled debt restructuring, a creditor must separately conclude that both of the following exist: (a) the restructuring constitutes a concession; and (b) the debtor is experiencing financial difficulties. ASU 2011-02 provides guidance to clarify whether the creditor has granted a concession and whether a debtor is experiencing financial difficulties. The new guidance is effective for interim and annual periods beginning on or after June 15, 2011, and applies retrospectively to restructurings occurring on or after the beginning of the fiscal year of adoption or July 1, 2011 for us. The adoption of the amended guidance in ASU 2011-02 did not have a significant effect on our financial statements.

        In May 2011, the FASB issued Accounting Standards Update 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs ("ASU 2011-04"). ASU 2011-04 amends Accounting Standards Codification Topic 820, "Fair Value Measurements" ("ASC 820") by: (1) clarifying that the highest-and-best-use and valuation-premise concepts only apply to measuring the fair value of non-financial assets; (2) allowing a reporting entity to measure the fair value of the net asset or net liability position in a manner consistent with how market participants would price the net risk position, if certain criteria are met; (3) providing a framework for considering whether a premium or discount can be applied in a fair value measurement; (4) providing that the fair value of an instrument classified in a reporting entity's shareholders' equity is estimated from the perspective of a market participant that holds the identical item as an asset; and (5) expanding the qualitative and quantitative fair value disclosure requirements. The expanded disclosures include, for Level 3 items, a description of the valuation process and a narrative description of the sensitivity of the fair value to changes in unobservable inputs and interrelationships between those inputs if a change in those inputs would result in a significantly different fair value measurement. ASU 2011-4 also requires disclosures about the highest-and-best-use of a non-financial asset when this use differs from the asset's current use and the reasons for such a difference. In addition, this ASU amends Accounting Standards Codification 820, "Fair Value Measurements," to require disclosures to include any transfers between Level 1 and Level 2 of the fair value hierarchy. These amendments are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. The amendments of ASU 2011-04, when adopted, are not expected to have a material impact on our consolidated financial statements.

F-41

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands, except share and per share data)

Note 3. Patriot Acquisition

        On December 2, 2009, we acquired the outstanding shares of Patriot Capital Funding, Inc. ("Patriot") common stock for $201,083. Under the terms of the merger agreement, Patriot common shareholders received 0.363992 shares of our common stock for each share of Patriot common stock, resulting in 8,444,068 shares of common stock being issued by us. In connection with the transaction, we repaid all the outstanding borrowings of Patriot, in compliance with the merger agreement. Patriot was accounted for in accordance with ASC 805, Business Combinations. We acquired net assets of approximately $209,715, which primarily consisted of portfolio investments and recognized a gain on the acquisition of approximately $8,632.

        The following unaudited pro forma condensed combined financial information does not purport to be indicative of actual financial position or results of our operations had the Patriot acquisition actually been consummated at the beginning of each year presented. Certain one-time charges have been eliminated. The pro forma adjustments reflecting the allocation of the purchase price of Patriot and the gain of $8,632 recognized on the Patriot Acquisition have been eliminated from all periods presented. Management expects to realize net operating synergies from this transaction. The pro forma condensed combined financial information does not reflect the potential impact of these synergies and does not reflect any impact of additional accretion which would have been recognized on the transaction, except for that which was recorded after the transaction was consummated on December 2, 2009. There are no applicable pro-forma adjustments to the operating results for the year ended June 30, 2011 as the Patriot acquisition was consummated prior to the beginning of the fiscal year ended June 30, 2011.

Year ended June 30, 2010
Total Investment Income	$119,258
Net Investment Income	65,538
Net Increase (Decrease) in Net Assets Resulting from Operations	12,117
Net Increase (Decrease) in Net Assets Resulting from Operations per share	0.19

Note 4. Portfolio Investments

        At June 30, 2012, we had invested in 82 long-term portfolio investments, which had an amortized cost of $2,099,313 and a fair value of $2,094,221 and at June 30, 2011, we had invested in 72 long-term portfolio investments, which had an amortized cost of $1,435,734 and a fair value of $1,463,010.

        As of June 30, 2012, we own controlling interests in AIRMALL USA, Inc., Ajax Rolled Ring & Machine, Inc., AWCNC, LLC, Borga, Inc. ("Borga"), Energy Solutions Holdings, Inc. (f/k/a Gas Solutions Holdings, Inc.) ("Energy Solutions"), First Tower Holdings of Delaware, LLC ("First Tower Delaware"), Integrated Contract Services, Inc. ("ICS"), Manx Energy, Inc. ("Manx"), NMMB Holdings, Inc., R-V Industries, Inc. and Wolf Energy Holdings, Inc. ("Wolf"). We also own an affiliated interest in BNN Holdings Corp. f/k/a Biotronic NeuroNetwork, Boxercraft Incorporated and Smart, LLC.

F-42

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands, except share and per share data)

Note 4. Portfolio Investments (Continued)

        The composition of our investments and money market funds as of June 30, 2012 and June 30, 2011 at cost and fair value was as follows:

	June 30, 2012		June 30, 2011
	Cost	Fair Value	Cost	Fair Value
Revolving Line of Credit	$1,145	$868	$7,144	$7,278
Senior Secured Debt	1,138,991	1,080,053	822,582	789,981
Subordinated Secured Debt	544,363	488,113	491,188	448,675
Subordinated Unsecured Debt	72,617	73,195	54,687	55,336
CLO Debt	27,258	27,717	—	—
CLO Residual Interest	214,559	218,009	—	—
Equity	100,380	206,266	60,133	161,740

Total Investments	2,099,313	2,094,221	1,435,734	1,463,010
Money Market Funds	118,369	118,369	59,903	59,903

Total Investments and Money Market Funds	$2,217,682	$2,212,590	$1,495,637	$1,522,913

        The fair values of our investments and money market funds as of June 30, 2012 disaggregated into the three levels of the ASC 820 valuation hierarchy are as follows:

	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments at fair value
Revolving Line of Credit	$—	$—	$868	$868
Senior Secured Debt	—	—	1,080,053	1,080,053
Subordinated Secured Debt	—	—	488,113	488,113
Subordinated Unsecured Debt	—	—	73,195	73,195
CLO Debt	—	—	27,717	27,717
CLO Residual Interest	—	—	218,009	218,009
Equity	129	—	206,137	206,266

Total Investments	129	—	2,094,092	2,094,221
Money Market Funds	—	118,369	—	118,369

Total Investments and Money Market Funds	$129	$118,369	$2,094,092	$2,212,590

F-43

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands, except share and per share data)

Note 4. Portfolio Investments (Continued)

	Fair Value Hierarchy
	Level 1	Level 2	Level 3	Total
Investments at fair value
Control investments	$—	$—	$564,489	$564,489
Affiliate investments	—	—	46,116	46,116
Non-control/non-affiliate investments	129	—	1,483,487	1,483,616

	129	—	2,094,092	2,094,221
Investments in money market funds	—	118,369	—	118,369

Total assets reported at fair value	$129	$118,369	$2,094,092	$2,212,590

        The fair values of our investments and money market funds as of June 30, 2011 disaggregated into the three levels of the ASC 820 valuation hierarchy are as follows:

	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments at fair value
Revolving Line of Credit	$—	$—	$7,278	$7,278
Senior Secured Debt	—	—	789,981	789,981
Subordinated Secured Debt	—	—	448,675	448,675
Subordinated Unsecured Debt	—	—	55,336	55,336
Equity	180	—	161,560	161,740

Total Investments	180	—	1,462,830	1,463,010
Money Market Funds	—	59,903	—	59,903

Total Investments and Money Market Funds	$180	$59,903	$1,462,830	$1,522,913

	Fair Value Hierarchy
	Level 1	Level 2	Level 3	Total
Investments at fair value
Control investments	$—	$—	$310,072	$310,072
Affiliate investments	—	—	72,337	72,337
Non-control/non-affiliate investments	180	—	1,080,421	1,080,601

	180	—	1,462,830	1,463,010
Investments in money market funds	—	59,903	—	59,903

Total assets reported at fair value	$180	$59,903	$1,462,830	$1,522,913

F-44

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands, except share and per share data)

Note 4. Portfolio Investments (Continued)

        The aggregate values of Level 3 portfolio investments changed during the year ended June 30, 2012 as follows:

	Fair Value Measurements Using Unobservable Inputs (Level 3)
	Control Investments	Affiliate Investments	Non-Control/ Non-Affiliate Investments	Total
Fair value as of June 30, 2011	$310,072	$72,337	$1,080,421	$1,462,830

Total realized loss (gain), net	42,267	4,445	(10,115)	36,597
Change in unrealized appreciation (depreciation)	6,776	(13,617)	(25,476)	(32,317)

Net realized and unrealized gain (loss)	49,043	(9,172)	(35,591)	4,280
Purchases of portfolio investments	332,156	2,300	780,556	1,115,012
Payment-in-kind interest	219	467	4,961	5,647
Accretion of purchase discount	81	4,874	2,329	7,284
Repayments and sales of portfolio investments	(118,740)	(24,690)	(357,531)	(500,961)
Transfers within Level 3	(8,342)	—	8,342	—
Transfers in (out) of Level 3	—	—	—	—

Fair value as of June 30, 2012	$564,489	$46,116	$1,483,487	$2,094,092

	Fair Value Measurements Using Unobservable Inputs (Level 3)
	Revolver	Senior Secured Debt	Subordinated Secured Debt	Subordinated Unsecured Debt	CLO Debt	CLO Residual Interest	Equity	Total
Fair value as of June 30, 2011	$7,278	$789,981	$448,675	$55,336	$—	$—	$161,560	$1,462,830

Total realized loss (gain), net	—	2,686	(14,606)	—	—	—	48,517	36,597
Change in unrealized (depreciation) appreciation	(412)	(26,340)	(13,737)	(67)	3,450	459	4,330	(32,317)

Net realized and unrealized (loss) gain	(412)	(23,654)	(28,343)	(67)	3,450	459	52,847	4,280
Purchases of portfolio investments	1,500	582,566	227,733	17,000	214,559	27,072	44,582	1,115,012
Payment-in-kind interest	—	304	4,485	858	—	—	—	5,647
Accretion of purchase discount	80	3,449	3,501	68	—	186	—	7,284
Repayments and sales of portfolio investments	(7,578)	(272,593)	(167,938)	—	—	—	(52,852)	(500,961)
Transfers within Level 3	—	—	—	—	—	—	—	—
Transfers in (out) of Level 3	—	—	—	—	—	—	—	—

Fair value as of June 30, 2012	$868	$1,080,053	$488,113	$73,195	$218,009	$27,717	$206,137	$2,094,092

F-45

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands, except share and per share data)

Note 4. Portfolio Investments (Continued)

        The aggregate values of Level 3 portfolio investments changed during the year ended June 30, 2011 as follows:

	Fair Value Measurements Using Unobservable Inputs (Level 3)
	Control Investments	Affiliate Investments	Non-Control/ Non-Affiliate Investments	Total
Fair value as of June 30, 2010	$195,958	$73,740	$477,417	$747,115

Total realized (loss) gain, net	8,558	(549)	8,052	16,061
Change in unrealized appreciation (depreciation)	37,533	6,846	(37,036)	7,343

Net realized and unrealized gain (loss)	46,091	6,297	(28,984)	23,404

Purchases of portfolio investments	92,662	1,380	849,661	943,703
Payment-in-kind interest	2,297	1,281	6,056	9,634
Accretion of purchase discount	244	2,630	20,161	23,035
Repayments and sales of portfolio investments	(23,142)	(12,991)	(247,928)	(284,061)
Transfers within Level 3	(4,038)	—	4,038	—
Transfers in (out) of Level 3	—	—	—	—

Fair value as of June 30, 2011	$310,072	$72,337	$1,080,421	$1,462,830

	Fair Value Measurements Using Unobservable Inputs (Level 3)
	Revolving Line of Credit	Senior Secured Debt	Subordinated Secured Debt	Subordinated Unsecured Debt	Equity	Total
Fair value as of June 30, 2010	$5,017	$287,470	$313,511	$30,895	$110,222	$747,115

Total realized (loss) gain, net	—	(1,072)	—	—	17,133	16,061
Change in unrealized (depreciation) appreciation	(129)	(6,326)	(22,562)	(37)	36,397	7,343

Net realized and unrealized (loss) gain	(129)	(7,398)	(22,562)	(37)	53,530	23,404

Purchases of portfolio investments	9,385	578,862	297,302	39,410	18,744	943,703
Payment-in-kind interest	—	1,407	7,834	393	—	9,634
Accretion of purchase discount	184	5,118	17,563	170	—	23,035
Repayments and sales of portfolio investments	(7,179)	(75,478)	(164,973)	(15,495)	(20,936)	(284,061)
Transfers within Level 3	—	—	—	—	—	—
Transfers in (out) of Level 3	—	—	—	—	—	—

Fair value as of June 30, 2011	$7,278	$789,981	$448,675	$55,336	$161,560	$1,462,830

        For the year ended June 30, 2012 and 2011, the net change in unrealized appreciation on the investments that use Level 3 inputs was $18,866 and $21,403 for assets still held as of June 30, 2012 and 2011, respectively.

F-46

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands, except share and per share data)

Note 4. Portfolio Investments (Continued)

        In December 2011, we completed a reorganization of Gas Solutions Holdings, Inc. renaming the company Energy Solutions and transferring ownership of other operating companies owned by us and operating within the energy industry. As part of the reorganization, our equity interests in Change Clean Energy Holdings, Inc. and Change Clean Energy, Inc., Freedom Marine Holdings LLC ("Freedom Marine") and Yatesville Coal Holdings, Inc. ("Yatesville") were transferred to Energy Solutions to consolidate all of our energy holdings under one management team, strategically expanding Energy Solutions across several energy sectors.

        On January 4, 2012, Energy Solutions sold its gas gathering and processing assets ("Gas Solutions") for a sale price of $199,805, adjusted for the final working capital settlement, including a potential earnout of $28,000 that will be paid based on the future performance of Gas Solutions. After expenses, including structuring fees of $9,966 paid to us, Energy Solutions received approximately $148,687 in cash and an additional $10,000 is being held in escrow. Currently, our loans to Energy Solutions remain outstanding and are collateralized by the cash held by Energy Solutions after the sale transaction. The sale of Gas Solutions by Energy Solutions has resulted in significant earnings and profits, as defined by the Internal Revenue Code, at Energy Solutions for calendar year 2012. As a result, distributions from Energy Solutions to us will be required to be recognized as dividend income, in accordance with ASC 946, Financial Services—Investment Companies, as cash distributions are received from Energy Solutions to the extent there are current year earnings and profits sufficient to support such recognition.

        During the year ended June 30, 2012, the valuation methodology for Energy Solutions changed from a combination of a discounted cash flow analysis and a public comparables analysis to a current value method for the undistributed sale proceeds held at Energy Solutions.

        During the year ended June 30, 2012, the valuation methodology for New Meatco Provisions, LLC ("Meatco") changed from a discounted cash flow analysis to a liquidation value analysis. As a result, and combined with declining financial results, the fair market value of Meatco decreased from $13,106 to $6,571 as of June 30, 2011 and June 30, 2012, respectively.

        At June 30, 2012, nine loan investments were on non-accrual status: Borga, Freedom Marine, a subsidiary of Energy Solutions, H&M Oil and Gas, LLC ("H&M"), ICS, Manx, Stryker Energy, LLC, Wind River Resources Corp. and Wind River II Corp. ("Wind River"), Wolf and Yatesville, a subsidiary of Energy Solutions. At June 30, 2011, nine loan investments were on non-accrual status: Borga, Deb Shops, Inc. ("Deb Shops"), Freedom Marine, H&M, ICS, Nupla, Manx, Wind River and Yatesville. The loan principal of these loans amounted to $171,149 and $154,752 as of June 30, 2012 and June 30, 2011, respectively. The fair value of these loans amounted to $43,641 and $54,020 as of June 30, 2012 and June 30, 2011, respectively. The fair values of these investments represent approximately 2.9% and 4.8% of our net assets as of June 30, 2012 and June 30, 2011, respectively. For the years ended June 30, 2012, June 30, 2011 and June 30, 2010, the income foregone as a result of not accruing interest on non-accrual debt investments amounted to $25,460, $18,535 and $19,764, respectively.

        On December 3, 2010, we exercised our warrants in Miller Petroleum, Inc ("Miller") and received 2,013,814 shares of Miller common stock. On December 27, 2010, we sold 1,397,510 of these shares receiving $3.95 of net proceeds per share, realizing a gain of $5,415. On January 10, 2011, we sold the

F-47

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands, except share and per share data)

Note 4. Portfolio Investments (Continued)

remaining 616,304 shares of Miller common stock receiving $4.23 of net proceeds per share, realizing an additional gain of $2,561. The total gain was $7,976 on the sale of the Miller common stock.

        On May 2, 2011, we sold our membership interests in Fischbein, LLC ("Fischbein") for $12,396 of gross proceeds, $1,479 of which is deferred revenue held in escrow, realizing a gain of $9,893, and received a repayment on the loan that was outstanding. We subsequently made a $3,334 senior secured second-lien term loan and invested $875 in the common equity of Fischbein with the new ownership group.

        During the year ended June 30, 2012, Deb Shops filed for bankruptcy and a plan for reorganization was proposed. The plan was approved by the bankruptcy court and our debt position was eliminated with no payment to us. We determined that the impairment of Deb Shops was other-than-temporary on September 30, 2011 and recorded a realized loss of $14,607 for the full amount of the amortized cost. The asset was completely written off when the plan of reorganization was approved.

        On December 28, 2011, we made a secured debt investment of $37,218 to support the recapitalization of NRG Manufacturing, Inc. ("NRG"). After the financing, we received repayment of the $13,080 loan that was previously outstanding and a dividend of $6,711 as a result of our equity holdings. In addition, we sold 392 shares of NRG common stock held by us back to NRG for $13,266, realizing a gain of $12,131.

        On February 2, 2012, NRG was sold to an outside buyer for $123,258. In conjunction with the sale, the $37,218 loan that was outstanding was repaid. We also received a $26,936 make-whole fee for early repayment of the outstanding loan, which was recorded as interest income in the year ended June 30, 2012. Further, we received a $3,800 advisory fee for the transaction, which was recorded as other income in the quarter ending March 31, 2012. After expenses, including the make whole and advisory fees discussed above, $40,886 was available to be distributed to stockholders. While our 408 shares of NRG common stock represented 67.1% of the ownership, we received net proceeds of $25,991 as our contribution to the escrow amount was proportionately higher than the other shareholders. In connection with the sales, we recognized a realized gain of $24,810 during the quarter ended March 31, 2012. In total, we received proceeds of $93,977 at closing. In addition, there is $11,125 being held in escrow of which 80% is due to us upon release of the escrowed amounts. This will be recognized as additional gain if and when received.

        Energy Solutions has indemnified us against any legal action arising from its investment in Gas Solutions, LP. We have incurred approximately $2,093 from the inception of the investment in Energy Solutions through June 30, 2012 for fees associated with a legal action, and Energy Solutions has reimbursed us for the entire amount. There were no such legal fees incurred or reimbursed for the year ended June 30, 2012 and June 30, 2011.

        Additionally, certain other operating expenses incurred by us which are attributable to Energy Solutions have been reimbursed by Energy Solutions and are reflected as dividend income: control investments in the Consolidated Statements of Operations. For the years ended June 30, 2012, June 30, 2011 and June 30, 2010, such reimbursements totaled as $16,236, $5,704 and $6,944, respectively.

F-48

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands, except share and per share data)

Note 4. Portfolio Investments (Continued)

        On June 15, 2012, we acquired 80.1% of the businesses of First Tower LLC ("First Tower") for $110,200 in cash and 14,518,207 unregistered shares of our common stock. Based on our share price of $11.06 at the time of issuance, we acquired our 80.1% interest in First Tower for approximately $270,771. As consideration for our investment, First Tower Holdings of Delaware, which is 100% owned by us, recorded a secured revolving credit facility to us of $244,760 and equity of $43,193. First Tower Delaware owns 80.1% of First Tower Holdings LLC, the holding company of First Tower. The assets of First Tower acquired include, among other things, the subsidiaries owned by First Tower, which hold finance receivables, leaseholds, and tangible property associated with First Tower's businesses. We received $8,075 in structuring fee income as part of the acquisition.

        The original cost basis of debt placements and equity securities acquired, including follow-on investments for existing portfolio companies, totaled $1,120,659, $953,337 and $364,788 during the years ended June 30, 2012, June 30, 2011 and June 30, 2010, respectively. The $364,788 for the year ended June 30, 2010 includes $207,126 of portfolio investments acquired from Patriot. Debt repayments and proceeds from sales of equity securities of $500,952, $285,862 and $136,221 were received during the years ended June 30, 2012, June 30, 2011 and June 30, 2010, respectively.

        During the year ended June 30, 2012, we recognized $6,613 of interest income due to purchase discount accretion from the assets acquired from Patriot. Included in the $6,613 is $3,083 of normal accretion and $3,530 of accelerated accretion resulting from the repayment of Mac & Massey Holdings, LLC, Nupla Corporation, ROM Acquisition Corp and Sport Helmets Holdings, LLC.

        During the year ended June 30, 2011, we recognized $22,084 of interest income due to purchase discount accretion from the assets acquired from Patriot. Included in the $22,084 is $4,912 of normal accretion, $12,035 of accelerated accretion resulting from the repayment of Impact Products, LLC, Label Corp Holdings Inc. and Prince Mineral Company, Inc., and $4,968 of accelerated accretion resulting from the recapitalization of our debt investments in Arrowhead General Insurance Agency, Inc. ("Arrowhead"), The Copernicus Inc. ("Copernicus"), Fischbein and Northwestern Management Services, LLC ("Northwestern"). The restructured loans for Arrowhead, Copernicus, Fischbein and Northwestern were issued at market terms comparable other industry transactions. In accordance with ASC 320-20-35 the cost basis of the new loan was recorded at par value, which precipitated the acceleration of original purchase discount from the loan repayment which was recognized as interest income.

        As of June 30, 2012, $2,022 of purchase discount from the assets acquired from Patriot remains to be accreted as interest income, of which $284 is expected to be amortized during the three months ending September 30, 2012.

        As of June 30, 2012, $1,373,124 of our loans bear interest at floating rates, $1,345,407 of which have Libor floors ranging from 1.00% to 5.89%.

        Undrawn committed revolvers incur commitment fees ranging from 0.50% to 2.00%. As of June 30, 2012 and June 30, 2011, we have $180,646 and $35,822 of undrawn revolver commitments to our portfolio companies, respectively.

F-49

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands, except share and per share data)

Note 5. Revolving Credit Agreements

        On June 11, 2010, we closed an extension and expansion of our existing credit facility with a syndicate of lenders through PCF (the "2010 Facility"). The 2010 Facility, which had $325,000 total commitments as of June 30, 2011, included an accordion feature which allowed the Syndicated Facility to accept up to an aggregate total of $400,000 of commitments, a limit which was met on September 1, 2011. Interest on borrowings under the 2010 Facility was one-month Libor plus 325 basis points, subject to a minimum Libor floor of 100 basis points. Additionally, the lenders charged a fee on the unused portion of the 2010 Facility equal to either 75 basis points if at least half of the credit facility is used or 100 basis points otherwise.

        On March 27, 2012, we renegotiated the Syndicated Facility and closed on an expanded five-year $650,000 revolving credit facility (the "2012 Facility"). The lenders have extended commitments of $492,500 under the 2012 Facility as of June 30, 2012. The 2012 Facility includes an accordion feature which allows commitments to be increased up to $650,000 in the aggregate. The revolving period of the 2012 Facility extends through March 2015, with an additional two year amortization period (with distributions allowed) after the completion of the revolving period. During such two year amortization period, all principal payments on the pledged assets will be applied to reduce the balance. At the end of the two year amortization period, the remaining balance will become due, if required by the lenders.

        The 2012 Facility contains restrictions pertaining to the geographic and industry concentrations of funded loans, maximum size of funded loans, interest rate payment frequency of funded loans, maturity dates of funded loans and minimum equity requirements. The 2012 Facility also contains certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, violation of which could result in the early termination of the 2012 Facility. The 2012 Facility also requires the maintenance of a minimum liquidity requirement. At June 30, 2012, we were in compliance with the applicable covenants.

        Interest on borrowings under the 2012 Facility is one-month Libor plus 275 basis points with no minimum Libor floor. Additionally, the lenders charge a fee on the unused portion of the 2012 Facility equal to either 50 basis points if at least half of the credit facility is drawn or 100 basis points otherwise. The 2012 Facility requires us to pledge assets as collateral in order to borrow under the credit facility. As of June 30, 2012 and June 30, 2011, we had $451,252 and $255,673, respectively, available to us for borrowing under our 2012 Facility, of which the amount outstanding was $96,000 and $84,200, respectively. As additional investments that are eligible are transferred to PCF and pledged under the 2012 Facility, PCF will generate additional availability up to the commitment amount of $492,500. At June 30, 2012, the investments used as collateral for the 2012 Facility had an aggregate market value of $783,384, which represents 51.8% of our net assets. These assets have been transferred to PCF, a bankruptcy remote special purpose entity, which owns these investments and as such, these investments are not available to our general creditors. PCF, a bankruptcy remote special purpose entity and our wholly-owned subsidiary, holds all of these investments at market value as of June 30, 2012. The release of any assets from PCF requires the approval of the facility agent.

        Concurrent with the extension of our 2012 Facility, in March 2012, we wrote off $304 of the unamortized debt issue costs associated with the previous credit facility, in accordance with ASC 470-50, Debt Modifications and Extinguishments. In connection with the origination and amendments of the 2012 Facility, we incurred $8,428 of fees, including $1,319 of fees carried over from

F-50

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands, except share and per share data)

Note 5. Revolving Credit Agreements (Continued)

the previous facility, which are being amortized over the term of the facility in accordance with ASC 470-50, Debt Modifications and Extinguishments, of which $8,722 remains to be amortized.

        During the years ended June 30, 2012, June 30, 2011 and June 30, 2010, we recorded $14,883, $8,507 and $8,382 of interest costs, unused fees and amortization of financing costs on our credit facility as interest expense, respectively.

Note 6. Senior Convertible Notes

        On December 21, 2010, we issued $150,000 in aggregate principal amount of our 6.25% senior convertible notes due 2015 ("2015 Notes") for net proceeds (after deducting underwriting expenses) of approximately $145,200. Interest on the 2015 Notes is paid semi-annually in arrears on June 15 and December 15, at a rate of 6.25% per year, commencing June 15, 2011. The 2015 Notes mature on December 15, 2015 unless converted earlier. The 2015 Notes are convertible into shares of common stock at an initial conversion rate and conversion rate at June 30, 2012 of 88.0902 and 88.1030 shares, respectively, of common stock per $1 principal amount of 2015 Notes, which is equivalent to a conversion price of approximately $11.35 per share of common stock, subject to adjustment in certain circumstances. The conversion price in effect at June 30, 2012 was last calculated on the anniversary of the issuance (December 21, 2010) and will next be adjusted on the next anniversary, unless the exercise price shall have changed by more than 1% before the anniversary. The conversion rate for the 2015 Notes will be increased when monthly cash dividends paid to common shares exceed the monthly dividend rate of $0.101125 per share, subject to adjustment.

        On February 18, 2011, we issued $172,500 in aggregate principal amount of our 5.50% senior convertible notes due 2016 ("2016 Notes") for net proceeds following underwriting expenses of approximately $167,325. Between January 30, 2012 and February 2, 2012, we repurchased $5,000 of our 2016 Notes at a price of 97.5, including commissions. The transactions resulted in our recognizing $10 of loss in the year ended June 30, 2012. Interest on the remaining $167,500 of 2016 Notes is paid semi-annually in arrears on February 15 and August 15, at a rate of 5.50% per year, commencing August 15, 2011. The 2016 Notes mature on August 15, 2016 unless converted earlier. The 2016 Notes are convertible into shares of common stock at an initial conversion rate and conversion rate at June 30, 2012 of 78.3699 and 78.3835 shares, respectively, of common stock per $1 principal amount of 2016 Notes, which is equivalent to a conversion price of approximately $12.76 per share of common stock, subject to adjustment in certain circumstances. The conversion price in effect at June 30, 2012 was last calculated on the anniversary of the issuance (February 14, 2011) and will next be adjusted on the next anniversary, unless the exercise price shall have changed by more than 1% before the anniversary. The conversion rate for the 2016 Notes will be increased when monthly cash dividends paid to common shares exceed the monthly dividend rate of $0.101150 per share.

        On April 16, 2012, we issued $130,000 in aggregate principal amount of our 5.375% senior convertible notes due 2017 ("2017 Notes") for net proceeds following underwriting expenses of approximately $126,035. Interest on the 2017 Notes is paid semi-annually in arrears on October 15 and April 15, at a rate of 5.375% per year, commencing October 15, 2012. The 2017 Notes mature on October 15, 2017 unless converted earlier. The 2017 Notes are convertible into shares of common stock at an initial conversion rate and conversion rate at June 30, 2012 of 85.8442 shares of common stock per $1 principal amount of 2017 Notes, which is equivalent to a conversion price of approximately

F-51

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands, except share and per share data)

Note 6. Senior Convertible Notes (Continued)

$11.65 per share of common stock, subject to adjustment in certain circumstances. The conversion price has not been adjusted since the issuance (April 16, 2012) and will next be adjusted on the first anniversary, unless the exercise price shall have changed by more than 1% before the anniversary. The conversion rate for the 2017 Notes will be increased when monthly cash dividends paid to common shares exceed the monthly dividend rate of $0.10150 per share.

        In no event will the total number of shares of common stock issuable upon conversion exceed 96.8992 per $1 principal amount of the 2015 Notes (the "conversion rate cap"), except that, to the extent we receive written guidance or a no-action letter from the staff of the Securities and Exchange Commission (the "Guidance") permitting us to adjust the conversion rate in certain instances without regard to the conversion rate cap and to make the 2015 Notes convertible into certain reference property in accordance with certain reclassifications, business combinations, asset sales and corporate events by us without regard to the conversion rate cap, we will make such adjustments without regard to the conversion rate cap and will also, to the extent that we make any such adjustment without regard to the conversion rate cap pursuant to the Guidance, adjust the conversion rate cap accordingly. We will use our commercially reasonable efforts to obtain such Guidance as promptly as practicable.

        Prior to obtaining the Guidance, we will not engage in certain transactions that would result in an adjustment to the conversion rate increasing the conversion rate beyond what it would have been in the absence of such transaction unless we have engaged in a reverse stock split or share combination transaction such that in our reasonable best estimation, the conversion rate following the adjustment for such transaction will not be any closer to the conversion rate cap than it would have been in the absence of such transaction.

        Upon conversion, unless a holder converts after a record date for an interest payment but prior to the corresponding interest payment date, the holder will receive a separate cash payment with respect to the Notes surrendered for conversion representing accrued and unpaid interest to, but not including the conversion date. Any such payment will be made on the settlement date applicable to the relevant conversion on the Senior Convertible Notes.

        No holder of Senior Convertible Notes will be entitled to receive shares of our common stock upon conversion to the extent (but only to the extent) that such receipt would cause such converting holder to become, directly or indirectly, a beneficial owner (within the meaning of Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder) of more than 5.0% of the shares of our common stock outstanding at such time. The 5.0% limitation shall no longer apply following the effective date of any fundamental change. We will not issue any shares in connection with the conversion or redemption of the Notes which would equal or exceed 20% of the shares outstanding at the time of the transaction in accordance with NASDAQ rules.

        Subject to certain exceptions, holders may require us to repurchase, for cash, all or part of their Notes upon a fundamental change at a price equal to 100% of the principal amount of the Notes being repurchased plus any accrued and unpaid interest up to, but excluding, the fundamental change repurchase date. In addition, upon a fundamental change that constitutes a non-stock change of control we will also pay holders an amount in cash equal to the present value of all remaining interest payments (without duplication of the foregoing amounts) on such Senior Convertible Notes through and including the maturity date.

F-52

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands, except share and per share data)

Note 6. Senior Convertible Notes (Continued)

        In connection with the issuance of the Senior Convertible Notes, we incurred $14,527 of fees which are being amortized over the terms of the notes in accordance with ASC 470-50, Debt Modifications and Extinguishments, of which $11,713 remains to be amortized and is included within deferred financing costs on the consolidated statements of assets and liabilities.

        During the years ended June 30, 2012 and June 30, 2011, we recorded $22,197 and $9,090 of interest costs and amortization of financing costs on the Senior Convertible Notes as interest expense.

        The fair value of our Senior Convertible Notes was approximately $456,671 at June 30, 2012.

Note 7. Senior Unsecured Notes

        On May 1, 2012, we issued $100,000 in aggregate principal amount of 6.95% senior unsecured notes due 2022 for net proceeds net of offering expenses of $97,000 (the "2022 Notes"). Interest on the 2022 Notes is paid quarterly in arrears on August 15, November 15, February 15 and May 15, at a rate of 6.95% per year, commencing on August 15, 2012. The 2022 Notes mature on November 15, 2022. These notes will be our direct unsecured obligations and rank equally with all of our unsecured senior indebtedness from time to time outstanding.

        In connection with the issuance of the 2022 Notes, we incurred $3,200 of fees which are being amortized over the term of the notes in accordance with ASC 470-50, Debt Modifications and Extinguishments, of which $3,180 remains to be amortized and is included within deferred financing costs on the consolidated statements of assets and liabilities.

        During the year ended June 30, 2012, we recorded $1,178 of interest costs and amortization of financing costs on the 2022 Notes as interest expense.

        The fair value of our Senior Unsecured Notes was approximately $99,560 at June 30, 2012.

Note 8. Prospect Capital InterNotes®

        On February 16, 2012, we entered into a Selling Agent Agreement (the "Selling Agent Agreement") with Incapital LLC, as purchasing agent for our issuance and sale from time to time of up to $500,000 of Prospect Capital InterNotes® (the "InterNotes® Offering"). Additional agents appointed by us from time to time in connection with the InterNotes Offering may become parties to the Selling Agent Agreement.

        These notes will be our direct unsecured senior obligations and will rank equally with all of our unsecured senior indebtedness from time to time outstanding. Each series of notes will be issued by a separate trust. These notes bear interest at fixed interest rates and offer a variety of maturities no less than twelve months from the original date of issuance.

        During the year ended June 30, 2012, we issued $20,638 in aggregate principal amount of our Prospect Capital InterNotes® for net proceeds of approximately $20,202. These notes were issued with

F-53

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands, except share and per share data)

Note 8. Prospect Capital InterNotes® (Continued)

stated interest rates ranging from 6.50% to 7.00% with an average rate of 6.78%. These notes mature between June 15, 2019 and June 15, 2022.

Date of Issuance	Amount	Interest Rate	Maturity Date
March 1, 2012	$4,000	7.00%	March 15, 2022
March 8, 2012	$1,465	6.90%	March 15, 2022
April 5, 2012	$4,000	6.85%	April 15, 2022
April 12, 2012	$2,462	6.70%	April 15, 2022
April 26, 2012	$2,054	6.50%	April 15, 2022
June 14, 2012	$2,657	6.95%	June 15, 2022
June 28, 2012	$4,000	6.55%	June 15, 2019

        In connection with the issuance of the Prospect Capital InterNotes®, we incurred $812 of fees which are being amortized over the term of the notes in accordance with ASC 470-50, Debt Modifications and Extinguishments, of which $800 remains to be amortized and is included within deferred financing costs on the consolidated statements of assets and liabilities.

        The fair value of our Prospect Capital InterNotes® was approximately $20,280 at June 30, 2012.

Note 9. Equity Offerings, Offering Expenses, and Distributions

        We issued 30,970,696 and 37,494,476 shares of our common stock during the year ended June 30, 2012 and June 30, 2011, respectively. The proceeds raised, the related underwriting fees, the offering expenses and the prices at which these shares were issued are as follows:

Issuances of Common Stock	Number of Shares Issued	Gross Proceeds Raised	Underwriting Fees	Offering Expenses	Average Offering Price
During the year ended June 30, 2012:
June 12, 2012 - June 29, 2012(1)	2,952,489	$33,130	$331	$184	$11.220
June 15, 2012(2)	14,518,207	$160,571	$—	$—	$11.060
February 28, 2012	12,000,000	$131,400	$1,560	$360	$10.950
July 18, 2011	1,500,000	$15,225	$165	$165	$10.150
During the year ended June 30, 2011:
June 24, 2011	10,000,000	$101,500	$1,100	$227	$10.150
April 7, 2011	9,000,000	$102,600	$—	$436	$11.400
November 16, 2010 - December 15, 2010(3)	4,513,920	$45,147	$904	$459	$10.000
September 29, 2010 - November 3, 2010(4)	5,231,956	$51,597	$1,033	$163	$9.861
July 22, 2010 - September 28, 2010(5)	6,000,000	$58,403	$1,156	$103	$9.734
July 1, 2010 - July 21, 2010(6)	2,748,600	$26,799	$536	$—	$9.749

(1)
On June 1, 2012, we established a fifth at-the-market program through which we may sell, from time to time and at our sole discretion 9,500,000 shares of our common stock. Through this

F-54

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands, except share and per share data)

Note 9. Equity Offerings, Offering Expenses, and Distributions (Continued)

  program we issued 2,952,489 shares of our common stock at an average price of $11.22 per share, raising $33,130 of gross proceeds, from June 12, 2012 through June 29, 2012.

(2)
On June 15, 2012, we completed the acquisition of the businesses of First Tower. We acquired 80.1% of First Tower's businesses for $110,200 in cash and 14,518,207 unregistered shares of our common stock.

(3)
On November 10, 2010, we established a fourth at-the-market program through which we may sell, from time to time and at our sole discretion 9,750,000 shares of our common stock. Through this program we issued 4,513,920 shares of our common stock at an average price of $10.00 per share, raising $45,147 of gross proceeds, from November 16, 2010 through December 15, 2010. This program was suspended at that time.

(4)
On September 24, 2010, we established a third at-the-market program through which we sold 5,231,956 shares of our common stock at an average price of $9.86 per share, raising $51,597 of gross proceeds, from September 29, 2010 through November 3, 2010.

(5)
On July 19, 2010, we established a second at-the-market program through which we sold 6,000,000 shares of our common stock at an average price of $9.73 per share, raising $58,403 of gross proceeds, from July 22, 2010 through September 28, 2010.

(6)
On March 17, 2010, we established an at-the-market program through which we sold 8,000,000 shares of our common stock. Through this program we issued 811,500 shares of our common stock at an average price of $12.60 per share, raising $10,230 of gross proceeds, from March 23, 2010 through March 31, 2010. Through this program we also issued 2,748,600 shares of our common stock at an average price of $9.75 per share, raising $26,799 of gross proceeds, from July 1, 2010 through July 21, 2010.

        Our shareholders' equity accounts at June 30, 2012 and June 30, 2011 reflect cumulative shares issued as of those respective dates. Our common stock has been issued through public offerings, a registered direct offering, the exercise of over-allotment options on the part of the underwriters and our dividend reinvestment plan. When our common stock is issued, the related offering expenses have been charged against paid-in capital in excess of par. All underwriting fees and offering expenses were borne by us.

        On August 24, 2011, our Board of Directors approved a share repurchase plan under which we may repurchase up to $100,000 of our common stock at prices below our net asset value. We have not made any purchases of our common stock during the period from August 24, 2011 to June 30, 2012 pursuant to this plan. Prior to any repurchase we are required to notify shareholders of our intention to purchase our common stock. This notice lasts for six months after notice is given. Our last notice was delivered with our annual proxy mailing and expired on March 16, 2012. In order to reactivate the share repurchase plan prior to any future purchases, a new notice would need to be mailed to shareholders.

F-55

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands, except share and per share data)

Note 9. Equity Offerings, Offering Expenses, and Distributions (Continued)

        On May 7, 2012, we announced the declaration of monthly dividends in the following amounts and with the following dates:

  •
  $0.101525 per share for May 2012 to holders of record on May 31, 2012 with a payment date of June 22, 2012;

  •
  $0.101550 per share for June 2012 to holders of record on June 29, 2012 with a payment date of July 24, 2012; and

  •
  $0.101575 per share for July 2012 to holders of record on July 31, 2012 with a payment date of August 24, 2012; and

  •
  $0.10160 per share for August 2012 to holders of record on August 31, 2012 with a payment date of September 21, 2012.

        On October 21, 2011, our Registration Statement on Form N-2 was declared effective by the SEC. Under this Shelf Registration Statement, we can issue up to $465,163 of additional debt and equity securities in the public market.

        During the years ended June 30, 2012 and June 30, 2011, we issued 1,056,484 and 1,025,352 shares, respectively, of our common stock in connection with the dividend reinvestment plan.

        At June 30, 2012, we have reserved 37,896,349 shares of our common stock for issuance upon conversion of the Senior Convertible Notes (See Note 6).

Note 10. Other Investment Income

        Other investment income consists of structuring fees, overriding royalty interests, settlement of net profit interests, deal deposits, administrative agent fee, and other miscellaneous and sundry cash receipts. Income from such sources was $36,493, $19,930 and $12,675 for the years ended June 30, 2012, June 30, 2011 and June 30, 2010, respectively.

	For The Year Ended
Income Source	June 30, 2012	June 30, 2011	June 30, 2010
Gain on Patriot acquisition (Note 3)	$—	$—	$8,632
Structuring, advisory and amendment fees (Note 4)	35,976	19,589	3,749
Overriding royalty interests	224	154	194
Administrative agent fee	293	187	100

Other Investment Income	$36,493	$19,930	$12,675

F-56

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands, except share and per share data)

Note 11. Net Increase in Net Assets per Common Share

        The following information sets forth the computation of net increase in net assets resulting from operations per common share for the years ended June 30, 2012, 2011 and 2010, respectively.

	For The Year Ended
	June 30, 2012	June 30, 2011	June 30, 2010
Net increase in net assets resulting from operations	$190,904	$118,238	$19,625
Weighted average common shares outstanding	114,394,554	85,978,757	59,429,222

Net increase in net assets resulting from operations per common share	$1.67	$1.38	$0.33

Note 12. Related Party Agreements and Transactions

Investment Advisory Agreement

        We have entered into an investment advisory and management agreement with Prospect Capital Management (the "Investment Advisory Agreement") under which the Investment Adviser, subject to the overall supervision of our Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, us. Under the terms of the Investment Advisory Agreement, our Investment Adviser: (i) determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes, (ii) identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and (iii) closes and monitors investments we make.

        Prospect Capital Management's services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired. For providing these services the Investment Adviser receives a fee from us, consisting of two components: a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 2.00% on our gross assets (including amounts borrowed). For services currently rendered under the Investment Advisory Agreement, the base management fee is payable quarterly in arrears. The base management fee is calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters and appropriately adjusted for any share issuances or repurchases during the current calendar quarter.

        The total base management fees earned by and paid to Prospect Capital Management for the years ended June 30, 2012, June 30, 2011 and June 30, 2010 were $35,836, $22,496 and $13,929, respectively.

        The incentive fee has two parts. The first part, the income incentive fee, is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees and other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement described below, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment

F-57

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands, except share and per share data)

Note 12. Related Party Agreements and Transactions (Continued)

income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment in kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to a "hurdle rate" of 1.75% per quarter (7.00% annualized).

        The net investment income used to calculate this part of the incentive fee is also included in the amount of the gross assets used to calculate the 2.00% base management fee. We pay the Investment Adviser an income incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

  •
  no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate;

  •
  100.00% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 125.00% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming a 7.00% annualized hurdle rate); and

  •
  20.00% of the amount of our pre-incentive fee net investment income, if any, that exceeds 125.00% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming a 7.00% annualized hurdle rate).

        These calculations are appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

        The second part of the incentive fee, the capital gains incentive fee, is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), and equals 20.00% of our realized capital gains for the calendar year, if any, computed net of all realized capital losses and unrealized capital depreciation at the end of such year. In determining the capital gains incentive fee payable to the Investment Adviser, we calculate the aggregate realized capital gains, aggregate realized capital losses and aggregate unrealized capital depreciation, as applicable, with respect to each investment that has been in its portfolio. For the purpose of this calculation, an "investment" is defined as the total of all rights and claims which maybe asserted against a portfolio company arising from our participation in the debt, equity, and other financial instruments issued by that company. Aggregate realized capital gains, if any, equal the sum of the differences between the aggregate net sales price of each investment and the aggregate cost basis of such investment when sold or otherwise disposed. Aggregate realized capital losses equal the sum of the amounts by which the aggregate net sales price of each investment is less than the aggregate cost basis of such investment when sold or otherwise disposed. Aggregate unrealized capital depreciation equals the sum of the differences, if negative, between the aggregate valuation of each investment and the aggregate cost basis of such investment as of the applicable calendar year-end. At the end of the applicable calendar year, the amount of capital gains that serves as the basis for our calculation of the capital gains incentive fee involves netting aggregate realized capital gains against aggregate realized capital losses on a since-inception basis and then reducing this amount by the

F-58

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands, except share and per share data)

Note 12. Related Party Agreements and Transactions (Continued)

aggregate unrealized capital depreciation. If this number is positive, then the capital gains incentive fee payable is equal to 20.00% of such amount, less the aggregate amount of any capital gains incentive fees paid since inception.

        Income incentive fees totaling $46,671, $23,555 and $16,798 were earned for the years ended June 30, 2012, June 30, 2011 and June 30, 2010, respectively. No capital gains incentive fees were earned for years ended June 30, 2012, June 30, 2011 and June 30, 2010, respectively.

Administration Agreement

        We have also entered into an Administration Agreement with Prospect Administration, LLC ("Prospect Administration") under which Prospect Administration, among other things, provides (or arranges for the provision of) administrative services and facilities for us. For providing these services, we reimburse Prospect Administration for our allocable portion of overhead incurred by Prospect Administration in performing its obligations under the Administration Agreement, including rent and our allocable portion of the costs of our chief compliance officer and chief financial officer and his staff. For the years ended June 30, 2012, 2011 and 2010, the reimbursement was approximately $6,848, $4,979 and $3,361, respectively. Under this agreement, Prospect Administration furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Prospect Administration also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, Prospect Administration assists us in determining and publishing our net asset value, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Under the Administration Agreement, Prospect Administration also provides on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance. The Administration Agreement may be terminated by either party without penalty upon 60 days' written notice to the other party. Prospect Administration is a wholly owned subsidiary of our Investment Adviser.

        The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Prospect Administration and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of Prospect Administration's services under the Administration Agreement or otherwise as administrator for us.

Managerial Assistance

        As a business development company, we offer, and must provide upon request, managerial assistance to certain of our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. As of June 30, 2012 and June 30, 2011, $165 and $84 of

F-59

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands, except share and per share data)

Note 12. Related Party Agreements and Transactions (Continued)

managerial assistance fees remain on the consolidated statements of assets and liabilities as a payable to the Administrator.

Note 13. Merger Proposal to Allied Capital Corporation

        In January 2010, we delivered a proposal letter to Allied Capital Corporation ("Allied") noting our opposition to Allied's proposed merger with Ares Capital Corporation ("Ares") and containing an offer to acquire each outstanding Allied share in exchange for 0.385 of a share of our common stock. Allied expressed that our offer did not constitute a "Superior Proposal" as defined in their Merger Agreement with Ares and declined our January 2010 offer. In February 2010, we increased our offer to 0.4416 of a share of our common stock. This final offer was also declined by Allied. On March 5, 2010, following Allied's announcement of a special dividend to shareholders, we terminated our solicitation in opposition of the proposed merger with Ares. We incurred $852 of administrative and legal expense for advice relating to this potential acquisition for the year ended June 30, 2010.

Note 14. Litigation

        From time to time, we may become involved in various investigations, claims and legal proceedings that arise in the ordinary course of our business. These matters may relate to intellectual property, employment, tax, regulation, contract or other matters. The resolution of these matters as they arise will be subject to various uncertainties and, even if such claims are without merit, could result in the expenditure of significant financial and managerial resources. We are not aware of any such material litigation as of June 30, 2012.

F-60

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands, except share and per share data)

Note 15. Financial Highlights

	Year Ended June 30, 2012	Year Ended June 30, 2011	Year Ended June 30, 2010	Year Ended June 30, 2009	Year Ended June 30, 2008
Per Share Data(1):
Net asset value at beginning of period	$10.36	$10.30	$12.40	$14.55	$15.04
Costs related to the secondary public offering	—	—	—	—	(0.07)
Net investment income	1.63	1.10	1.13	1.87	1.91
Realized gain (loss)	0.32	0.19	(0.87)	(1.24)	(0.69)
Net unrealized (depreciation) appreciation	(0.28)	0.09	0.07	0.48	(0.05)
Net (decrease) increase in net assets as a result of public offering	0.04	(0.08)	(0.85)	(2.11)	—
Net increase in net assets as a result of shares issued for Patriot acquisition	—	—	0.12	—	—
Dividends to shareholders	(1.24)	(1.24)	(1.70)	(1.15)	(1.59)

Net asset value at end of period	$10.83	$10.36	$10.30	$12.40	$14.55

Per share market value at end of period	$11.39	$10.11	$9.65	$9.20	$13.18
Total return based on market value(2)	27.21%	17.22%	17.66%	(18.60)%	(15.90)%
Total return based on net asset value(2)	18.03%	12.54%	(6.82)%	(0.61)%	7.84%
Shares outstanding at end of period	139,633,870	107,606,690	69,086,862	42,943,084	29,520,379
Average weighted shares outstanding for period	114,394,554	85,978,757	59,429,222	31,559,905	23,626,642
Ratio / Supplemental Data:
Net assets at end of period (in thousands)	$1,511,974	$1,114,357	$711,424	$532,596	$429,623
Portfolio turnover rate	29.06%	27.63%	21.61%	4.99%	31.07%
Annualized ratio of operating expenses to average net assets	10.73%	8.47%	7.54%	9.03%	9.62%
Annualized ratio of net investment income to average net assets	14.92%	10.60%	10.69%	13.14%	12.66%

(1)
Financial highlights are based on weighted average shares.

(2)
Total return based on market value is based on the change in market price per share between the opening and ending market prices per share in each period and assumes that dividends are reinvested in accordance with our dividend reinvestment plan. Total return based on net asset value is based upon the change in net asset value per share between the opening and ending net asset values per share in each period and assumes that dividends are reinvested in accordance with our dividend reinvestment plan.

F-61

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands, except share and per share data)

Note 16. Selected Quarterly Financial Data (Unaudited)

	Investment Income		Net Investment Income		Net Realized and Unrealized Gains (Losses)		Net Increase (Decrease) in Net Assets from Operations
Quarter Ended	Total	Per Share(1)	Total	Per Share(1)	Total	Per Share(1)	Total	Per Share(1)
September 30, 2009	$21,517	$0.43	$12,318	$0.25	$(18,696)	$(0.38)	$(6,378)	$(0.13)
December 31, 2009(2)	31,801	0.55	19,258	0.33	(33,778)	(0.59)	(14,520)	(0.25)
March 31, 2010	32,005	0.50	18,974	0.30	6,966	0.11	25,940	0.41
June 30, 2010	29,236	0.44	16,640	0.25	(2,057)	(0.03)	14,583	0.22
September 30, 2010	35,212	0.47	20,995	0.28	4,585	0.06	25,580	0.34
December 31, 2010	33,300	0.40	19,080	0.23	12,860	0.16	31,940	0.38
March 31, 2011	44,573	0.51	23,956	0.27	9,803	0.11	33,759	0.38
June 30, 2011	56,391	0.58	30,190	0.31	(3,232)	(0.03)	26,959	0.28
September 30, 2011	55,342	0.51	27,877	0.26	12,023	0.11	39,900	0.37
December 31, 2011	67,263	0.61	36,508	0.33	27,984	0.26	64,492	0.59
March 31, 2012	95,623	0.84	58,072	0.51	(7,863)	(0.07)	50,209	0.44
June 30, 2012	102,682	0.82	64,227	0.52	(27,924)	(0.22)	36,303	0.29

(1)
Per share amounts are calculated using weighted average shares during period.

(2)
As adjusted for increase in earnings from Patriot.

Note 17. Subsequent Events

        On July 5, 2012, we made a senior secured debt investment of $28,000 to support the acquisition of Material Handling Services, LLC, d/b/a/ Total Fleet Solutions, a provider of forklift and other material handling equipment fleet management and procurement services, by funds managed by CI Capital Partners, LLC.

        During the period from July 6, 2012 to October 4, 2012, we issued approximately $75,051 in aggregate principal amount of Prospect Capital InterNotes® for net proceeds of $73,738, as follows:

Date of Issuance	Gross Proceeds	Interest Rate	Maturity Date
July 6, 2012	$2,778	6.45%	June 15, 2019
July 12, 2012	5,673	6.35%	June 15, 2019
July 19, 2012	6,810	6.30%	June 15, 2019
July 26, 2012	5,667	6.20%	June 15, 2019
August 2, 2012	3,633	6.15%	August 15, 2019
August 9, 2012	2,830	6.15%	August 15, 2019
August 16, 2012	2,681	6.10%	August 15, 2019
August 23, 2012	8,401	6.05%	August 15, 2019
September 7, 2012	5,981	6.00%	September 15, 2019
September 13, 2012	5,879	5.95%	September 15, 2019
September 20, 2012	8,600	5.90%	September 15, 2019
September 27, 2012	8,946	5.85%	September 15, 2019
October 4, 2012	7,172	5.70%	October 15, 2019

        On July 16, 2012, we issued 21,000,000 shares of our common stock at $11.15 per share (or $11.05 per share net proceeds excluding expenses), raising $234,150 of gross proceeds.

F-62

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands, except share and per share data)

Note 17. Subsequent Events (Continued)

        On July 16, 2012 we provided $15,000 of secured second lien financing to Pelican Products, Inc., a leading provider of unbreakable, watertight protective cases and technically advanced professional lighting equipment.

        On July 20, 2012, we provided $12,000 of senior secured financing to EIG Investors Corp., a provider of an array of online services such as web presence, domain hosting, e-commerce, e-mail and other related services to small- and medium-sized businesses.

        On July 20, 2012, we provided $10,000 of senior secured financing to FPG, LCC a supplier of branded consumer and commercial products sold to the retail, foodservice, and hospitality sectors.

        On July 24, 2012, August 24, 2012, September 21, 2012 and October 24, 2012 we issued 205,834, 75,543, 74,494 and 83,200 shares, respectively, of our common stock in connection with the dividend reinvestment plan.

        On July 24, 2012, we sold our 3,821 shares of Iron Horse common stock in connection with the exercise of an equity buyout option, receiving $2,040 of net proceeds and realizing a gain of approximately $1,772 on the sale.

        On July 27, 2012, we issued 3,150,000 shares in connection with the exercise of an option granted with the July 12, 2012 offering of 21,000,000 shares which were delivered July 16, 2012, raising an additional $35,123 of gross proceeds and $34,808 of net proceeds.

        On July 27, 2012 we closed an increase of $15,000 to our commitments to our credit facility. The commitments to the credit facility now stand at $507,500.

        On July 27, 2012, we provided $85,000 of senior subordinated financing to support the acquisition of substantially all the assets of Arctic Glacier Income Funds by funds affiliated with H.I.G. Capital, LLC ("H.I.G."). The new company, Arctic Glacier Holdings, Inc., will continue to conduct business under the "Arctic Glacier" name and be a leading producer, marketer, and distributor of high-quality packaged ice to consumers in Canada and the United States.

        On July 30, 2012, we amended our charter to increase the shares of common stock authorized for issuance by us from 200,000,000 to 500,000,000 in the aggregate.

        On August 2, 2012, we provided a $27,000 secured loan to support the acquisition of New Star Metals, Inc., a provider of specialized processing services to the steel industry, by funds managed by Insight Equity Management Company.

        On August 3, 2012, we provided $120,000 senior secured financing to support the acquisition of InterDent, Inc., a leading provider of dental practice management services to dental professional corporations and associations in the United States, by funds managed by H.I.G.

        On August 3, 2012, we provided $44,000 of secured subordinated financing to support the refinancing of New Century Transportation, Inc., a leading transportation and logistics company.

        On August 3, 2012, we provided $10,000 of senior secured financing to Paradigm Geophysical, Ltd., the largest multi-national software company focused on the delivery of analytical and information management solutions for the discovery and extraction of subsurface natural resources.

        On August 3, 2012, Pinnacle Treatment Centers, Inc. repaid the $17,450 loan receivable to us.

F-63

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands, except share and per share data)

Note 17. Subsequent Events (Continued)

        On August 6, 2012, we made an investment of $22,210 to purchase 62.9% of the subordinated notes in Halcyon Loan Advisors Funding 2012-I.

        On August 7, 2012, we made an investment of $36,798 to purchase 95.0% of the subordinated notes in ING IM CLO 2012-II.

        On August 10, 2012, U.S. HealthWorks Holding Company, Inc. repaid the $25,000 loan receivable to us.

        On August 14, 2012, we issued $200,000 in aggregate principal amount of our 5.75% senior convertible notes due 2018 ("2018 Notes") for net proceeds following underwriting expenses of approximately $193,600. Interest on the 2018 Notes is paid semi-annually in arrears on March 15 and September 15, at a rate of 5.75% per year, commencing March 15, 2013. The 2018 Notes mature on March 15, 2018 unless converted earlier. The 2018 Notes are convertible into shares of common stock at an initial conversion rate of 82.3451 shares of common stock per $1 principal amount of 2018 Notes, which is equivalent to a conversion price of approximately $12.14 per share of common stock, subject to adjustment in certain circumstances. The conversion rate for the 2018 Notes will be increased when monthly cash dividends paid to common shares exceed the monthly dividend rate of $0.1016 per share.

        On August 17, 2012, we made a secured second lien investment of $38,500 to support the recapitalization of American Gilsonite Company. American Gilsonite used the proceeds from the recapitalization to repay the original loan receivable to us of $37,732. The new loan of $38,500 remains outstanding.

        On August 21, 2012, we announced the declaration of monthly dividends in the following amounts and with the following dates:

  •
  $0.101625 per share for September 2012 to holders of record on September 28, 2012 with a payment date of October 24, 2012; and

  •
  $0.101650 per share for October 2012 to holders of record on October 31, 2012 with a payment date of November 22, 2012.

        On September 10, 2012, we and KeyBanc Capital Markets Inc. reactivated the ATM Program by entering into an equity distribution agreement relating to sales by us through KeyBanc Capital Markets, by means of at-the-market offerings from time to time, of up to 9,750,000 shares of our common stock.

        During the period from July 1, 2012 to October 9, 2012, we sold 10,257,632 shares of our common stock at an average price of $11.76 per share, and raised $120,649 of gross proceeds, under the ATM Program. Net proceeds were $119,443 after 1% commission to the broker-dealer on shares sold and offering costs.

        On September 14, 2012, we made a secured investment of $135,000 to support the recapitalization of Progrexion Holdings, Inc. Concurrent with the financing, we received repayment of the $62,680 loans that were previously outstanding.

        On September 14, 2012, we invested an additional $10,000 in Hoffmaster Group, Inc.

        On September 14, 2012, Fischbein, LLC repaid the $3,425 loan receivable to us.

        On September 26, 2012, we closed an increase of $10,000 to our commitments to our credit facility. The commitments to the credit facility now stand at $517,500.

F-64

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands, except share and per share data)

Note 17. Subsequent Events (Continued)

        On September 27, 2012, we made an investment of $42,746 to purchase 95% of the subordinated notes in ING IM CLO 2012-3, Ltd.

        On September 28, 2012, we made an unsecured investment of $10,400 to support the acquisition of a diversified event management company.

        On September 28, 2012, we made a secured second-lien investment of $100,000 to support the recapitalization of a national distributor of hunting, outdoor, marine and tackle products.

        On October 3, 2012, we made a senior secured investment of $21,500 to support the acquisition of a leading provider of flowback services to oil and gas companies operating in Western Oklahoma and the Texas Panhandle.

        On October 5, 2012, Northwestern Management Services, LLC ("Northwestern") repaid the $15,092 loan receivable to us and we sold our 50 shares of Northwestern common stock for total proceeds of $2,233, realizing a gain of $1,862.

        On October 11, 2012, we made a secured second lien investment of $12,000 in Deltek, Inc., an enterprise software and information solutions provider for professional services firms, government contractors, and government agencies.

        On October 12, 2012, we made a senior secured investment of $42,000 to support the acquisition of Gulf Coast Machine and Supply Company, a preferred provider of value-added forging solutions to energy and industrial end markets.

        On October 16, 2012, Blue Coat Systems, Inc. repaid the $25,000 loan receivable to us.

        On October 18, 2012, we made a follow-on equity investment of $20,000 to First Tower Holdings of Delaware LLC, to support seasonal growth in finance receivables due to increased holiday borrowing activity among its customer base.

        On October 18, 2012, Hi-Tech Testing Service, Inc. and Wilson Inspection X-Ray Services, Inc. repaid the $7,200 loan receivable to us.

        On October 19, 2012, Mood Media Corporation repaid the $15,000 loan receivable to us.

        On October 24, 2012, we made an investment of $7,400 to acquire an industrial real estate property occupied by Filet-of-Chicken, a chicken processor in Georgia.

F-65

$

        % Senior Notes due 2023

Prospectus Supplement

March     , 2013

Barclays